                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act file number 811-3732
--------------------------------------------------------------------------------

                            MFS/SUN LIFE SERIES TRUST
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Stephen E. Cavan
                    Massachusetts Financial Services Company
                               500 Boylston Street
                           Boston, Massachusetts 02116
--------------------------------------------------------------------------------
                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
--------------------------------------------------------------------------------

                        Date of fiscal year end: 12/31/03
--------------------------------------------------------------------------------

                       Date of reporting period: 12/31/03
--------------------------------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2003


BOND SERIES
EMERGING MARKETS EQUITY SERIES
GLOBAL GOVERNMENTS SERIES
GLOBAL TOTAL RETURN SERIES
GOVERNMENT SECURITIES SERIES
HIGH YIELD SERIES
INTERNATIONAL VALUE SERIES
MONEY MARKET SERIES
STRATEGIC INCOME SERIES

TABLE OF CONTENTS

Letter from the Chairman                                                       1

Management Review                                                              2

Performance Summary                                                            7

Portfolio of Investments                                                      12

Financial Statements                                                          38

Notes to Financial Statements                                                 53

Independent Auditors' Report                                                  66

Federal Tax Information                                                       67

Board of Managers and Officers                                        Back Cover


     NOT FDIC INSURED         MAY LOSE VALUE             NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

We think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, allocate your holdings across the major asset classes. Second, diversify within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, rebalance your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with a long-term goal such as retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.

Respectfully,

/s/ C. James Prieur

C. James Prieur
Chairman of the MFS(R)/Sun Life Series Trust

January 19, 2004

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Note to contract owners: Effective January 1, 2004, J. Kermit Birchfield, an independent trustee, was appointed Chairman of the Compass Board, which oversees the MFS/SunLife Series Trust.

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS and Sun Life -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

For U.S. investors in overseas stock markets, the big story of 2003 was the decline of the dollar relative to other currencies. While many developed-nation stock markets performed roughly in line with the broad U.S. market -- and developing nations in general did even better -- the declining dollar increased those returns for U.S. investors in overseas equities. For example, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, a commonly used measure of the international stock market, returned 20.8% measured in local currencies but 39.2% when returns were converted into dollars. (Source: Morgan Stanley Capital International)

Factors that contributed to the dollar's decline against most currencies included a U.S. trade deficit that overseas investors viewed as excessive; low interest rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration's apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

In the bond market, we saw interest rates in many developed nations fall to historical lows in 2003. But by year-end, an improving global economy began to put upward pressure on rates, and Australia and the United Kingdom became the first major developed nations to raise rates. In the United States, the Federal Reserve Board kept short-term rates at a four-decade low through year-end.

However, long-term U.S. Treasury rates -- which are largely determined by investor sentiment -- rose modestly for the period as a whole and experienced sharp volatility in the spring and summer. Ten-year rates fell when the Fed, after its May meeting, expressed a strong desire to keep rates low and implied that it might use some unconventional strategies to do so -- such as buying longer-term bonds. Then long-term rates shot up in late June and July after the Fed lowered the short-term rate by only a quarter-point at its June meeting, disappointing a market that had expected a half-point drop. Many investors read the quarter-point move as a sign that perhaps the economy was improving faster than the Fed had expected.

In contrast, U.S. corporate bonds generally benefited from an accelerating recovery. Growth in GDP (gross domestic product), employment, and other economic measures pointed toward improving corporate bond fundamentals (factors such as earnings, cash flow growth, and credit quality).

In response, investors became less risk averse, and the "flight to quality" that had characterized the bond market in late 2002 began to fade. With Treasury yields at four-decade lows, investors in 2003 sought out higher-yielding corporate debt. Riskier, lower-rated bonds showed the best performance for the year.

MANAGEMENT REVIEW

BOND SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 9.72%, and Service Class shares 9.43%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 4.67% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index measures the performance of all debt obligations of the U.S. Treasury and U.S. government agencies, and all investment-grade domestic corporate debt. Over the same period, the average corporate-debt "BBB"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 8.23%.

LOWER-RATED DEBT DROVE RELATIVE PERFORMANCE

A key driver of the series' outperformance against its benchmark, the Lehman Brothers Government/Credit Index, was a relative overweighting in bonds of "BBB" and "BB" credit quality. Over the period, we increased the portfolio's concentration in those areas and decreased its allocation to higher-rated bonds. This downward shift in overall credit quality was based on our belief going into the period that credit spreads were wide and were likely to narrow, and that an improving economy would benefit corporate bonds. In fact our strategy worked well over the period as the U.S. economic recovery accelerated and lower-rated bonds outperformed.

One area of strength was our position in "BB"-rated securities. These noninvestment-grade bonds are one level below investment-grade territory ("BBB" is the lowest investment-grade rating) and are often referred to as "crossover" bonds. Our research strives to uncover "BB"-rated bonds that we believe have a strong probability of crossing over to an investment-grade rating. Such an upgrade increases the number of potential buyers for a bond and thus generally increases its price.

Specific industry and security selection was another key area of strength. Some of the worst-performing segments of the market in 2002 were among the strongest beneficiaries of the improving economy in 2003. More specifically, over the period the series' holdings in four industries did particularly well: autos, telecommunications, media and cable, and utilities.

In our view, bonds of U.S. auto companies, especially those of Ford Motor Company, had been somewhat over-penalized in 2002. As rating agencies downgraded Ford debt in 2002, many investors feared a credit crisis if the market refused to refinance the firm's short-term debt. When those fears did not come to fruition, our Ford bonds and other auto industry bonds performed well.

In the telecommunications area, we feel investors came to the conclusion that the WorldCom debacle was not indicative of the industry as a whole. While telecom bonds as a group were hard-hit in 2002, over the period bonds of some of the industry's major firms rallied. Portfolio performance benefited from our holdings in Verizon, Sprint, and Canadian telecommunications company Telus.

In the utilities industry, we witnessed a situation that paralleled events in the telecom area: fraud at a major firm, Enron, caused investors to question the health of the entire industry in 2002. In the first quarter of 2003, however, the panic started to subside. Utilities had begun to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps their securities had become undervalued. The result was strong performance of the series' utility holdings over the period.

In the media and cable business, our Comcast position (composed of former TCI bonds) did particularly well. Previous to the period, Comcast bonds had been held back by concerns that the firm would struggle with the integration of its largest-ever acquisition, the cable business of AT&T (the former TCI Communications). As Comcast displayed its ability to manage the business better than AT&T had done, Comcast bonds rallied.

Although not all of the portfolio's investments performed as well as those described above, this was a period in which the market environment was particularly favorable for the asset class -- corporate debt -- in which we were overweighted. That situation contrasted with the environment in some earlier periods, during which our corporate holdings struggled under the weight of a sluggish economy.

EMERGING MARKETS EQUITY SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 52.60%, and Service Class shares 52.12%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 56.28% over the same period for the series' benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (the MSCI EMF Index), which measures the performance of emerging market stocks. During the same period, the Lipper Emerging Markets Fund Index, which measures the performance of emerging market equity funds, returned 56.96%.

The combination of several factors made the period particularly good for emerging market stocks. Emerging market issues have historically tended to be sensitive to global economic and corporate earnings growth. As global growth was particularly strong during the period -- driven largely by China, the Pacific Rim economies, and a recovery in Latin America -- emerging market stocks appreciated. China was perhaps the largest influence on the world economy, as its growing manufacturing sector demanded massive amounts of raw materials and shipping capacity from the rest of the world.

Low valuations were another factor that made emerging market issues attractive to investors. Emerging market stocks entered the period at significantly lower valuations than equities of developed markets. Although valuations rose over the period, at period-end emerging market stocks were still selling at significant discounts to comparable developed-nation equities. In addition, investors displayed an increased appetite for risk over the period; this was positive for emerging market stocks, which have historically been viewed by investors as a relatively risky asset class. Finally, the dramatic weakening of the U.S. dollar was another positive factor, as dollar-denominated investors saw appreciation in the value of assets denominated in foreign currency.

DETRACTORS FROM PERFORMANCE

Relative to the MSCI EMF Index, the portfolio's three weakest sectors over the period were consumer staples, industrial goods and services, and basic materials. Our holding in Grupo Modelo, a Mexican brewery known for Corona beer, was the key detractor in the consumer staples area. Although the firm had high market share and strong profit margins, it was in a relatively stable line of business during a period when the strongest stock performance came from industries that were more sensitive to an economic upturn.

In the industrial goods and services sector, the series did not own Embraer and was underweighted in Hyundai Mobis, two stocks that appreciated sharply. While Brazilian aircraft maker Embraer did well as airlines bought smaller, more efficient aircraft for regional routes, we avoided the stock because we believed the financial condition of its customer base, the airline industry, was poor. We were underweighted in South Korean auto parts maker Hyundai Mobis, and did not own it at period-end, because of concerns about the firm's corporate governance.

In the basic materials sector, relative performance was held back by three South African mining firms whose stocks underperformed the broad market. The depreciation of the dollar relative to the South African rand squeezed profit margins at mining and exporting firms Gold Fields, Anglo American Platinum, and Impala Platinum. By period-end, Gold Fields had been sold out of the portfolio. However, other holdings in the basic materials sector were among the series' strongest performers. Norilsk Nickel, a Russian firm that is the world's largest nickel supplier, and Companhia Vale Do Rio Doce (CVRD) in Brazil, the world's largest miner of iron ore, did well as commodity demand and prices were robust over the period, largely because of Chinese demand.

Individual holdings that hurt relative performance included Telefonos de Mexico (TelMex), the dominant wireline phone provider in Mexico. TelMex was a relatively defensive stock during a period when the market shunned defensive issues in favor of higher-growth companies. We briefly held a position in Infosys Technologies, an Indian information technology consulting firm, which we sold prior to a substantial rally in Infosys stock and in the broad Indian market.

The portfolio's cash position also detracted from relative performance. The series holds some cash in reserve to buy new holdings and to cover investor exchanges or redemptions -- as do nearly all series. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the MSCI EMF Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Autos and housing, financial services, and energy were the series' strongest-performing sectors on a relative basis. In the autos and housing sector, stock in Hong Kong-listed Denway Motors rose sharply. A Honda joint venture that manufactures cars in China, the firm benefited from exploding demand; the wait for a new Honda Accord was several months. By period-end, we had sold our Denway stock and taken profits. Corporation Geo, a Mexican builder of low- and moderate-income housing, benefited from the combination of a young population, a rising middle class, and low interest rates that released a pent-up demand for housing. In Thailand, Siam Cement also benefited from low interest rates that fueled a construction boom.

In the financial services sector, we owned Turkish firm Akbank as a way to participate in an improving Turkish economy; the bank benefited from higher loan volume and falling interest rates, and is known for high-quality reporting to shareholders. Being underweighted in Korea's Kookmin Bank also helped relative performance, as Kookmin was hurt by its ownership of two credit card companies that went bankrupt. Our holding in ICICI Bank in India profited from factors similar to those we saw in Mexico: the combination of low interest rates, an expanding middle class, and a young population looking to buy homes created a strong demand for mortgage and consumer loans. By period-end, we had eliminated Kookmin from the portfolio and sold our ICICI position at a profit.

In the energy area, the series benefited from an overweighted position in one of the strongest-performing sectors over the period. A trend toward consolidation in the Russian oil industry drove two of our largest contributors in the sector. We sold our Surgutneftegaz stock after it rose on speculation that the firm would be taken over. Siberian Oil Company (Sibneft) stock also rose when the company was taken over by Yukos, and we sold our Sibneft holding.

GLOBAL GOVERNMENT SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 15.60%, and Service Class shares 15.30%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with the return of 14.91% over the same period for the series' benchmark, the Citigroup World Government Bond Index. The Citigroup World Government Bond Index measures developed country government bond markets around the world.

A BOND-FRIENDLY ENVIRONMENT

The global environment was characterized by weak economic activity during the first half (H1) of 2003 (especially during the lead up to, and subsequent intervention, in Iraq), followed by a moderate upswing in second-half (H2) growth. This growth was primarily driven by more buoyant conditions in the United States as well as improving prospects for Japan and Europe. Despite improved conditions, excess global production capacity and low inflation led most of the major developed countries to follow H1 interest rate cuts with steady low and accommodative rates in H2. All of this fostered a bond-friendly environment as central bankers were more concerned with the risk of excess disinflation than with excess inflation.

With the exception of a brief upswing mid year, the dollar displayed persistent weakness against most major global currencies during 2003. The large and growing U.S. current account deficit demanded an increasingly large share of global savings, which, in turn caused a sharp depreciation of the currency. The dollar depreciated by approximately 20% against the euro in 2003, and by between 20%-35% against the "dollar bloc" currencies of Canada, Australia, and New Zealand. Heavy Japanese official intervention tempered the appreciation of the yen to only 10% versus the U.S. dollar.

KEY CONTRIBUTORS TO PERFORMANCE

The portfolio benefited from a significant underweighted position relative to its benchmark in the U.S. dollar, as the currency decline was both broad based and precipitous. The overweighted position in the euro was particularly beneficial. The overweighted bond position in the euro area also benefited performance. Holdings in bonds of the "dollar bloc" countries and in the Scandinavian region were additional sources of outperformance. The series' overweighted bond and currency positions in Canada boosted performance as did the overweighted currency and underweighted bond positions in Australia. The overweighted bond positions in Denmark and Sweden also provided a means of outperformance.

KEY DETRACTORS FROM PERFORMANCE

Our underweighting in Japanese government bonds and the Swiss franc were modest detractors from performance.

GLOBAL TOTAL RETURN SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 22.97% and Service Class shares provided a total return of 22.53%. These returns include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges. They compare with returns over the same period for the series' benchmarks: 28.67% for the Standard & Poor's 500 Stock Index (the S&P
500); 25.02% for the Lipper Global Flexible Fund Index; and 25.63% for a customized benchmark comprised of 60% of the Morgan Stanley Capital International (MSCI) World Index and 40% for the J.P. Morgan Global Government Bond Index (the Morgan Index). The MSCI World Index is a broad, unmanaged index of global equities. The Morgan Index measures the performance of government bond markets around the world. The Lipper Global Flexible Fund Index measures the performance of funds that allocate their investments across various asset classes.

EQUITY DETRACTORS FROM PERFORMANCE

The series continued to be underweighted in technology stocks relative to its benchmark indices. Although the sector made a strong contribution to absolute fund returns for the period, the portfolio's underweighting held back relative returns. We believed that technology stocks were overvalued during the period relative to the growth potential that we saw for many of these companies.

Stock selection in the basic materials sector also contributed to relative underperformance, though the sector did provide positive absolute returns.

Stock detractors from performance included Akzo Nobel of the Netherlands and British educational publisher Reed Elsevier. Akzo Nobel stock underperformed the wider market as the company posted mixed results during the period. Reed's stock declined as education spending cuts in the United States led to concern among investors about the strength of the company's U.S. textbook business.

FIXED-INCOME DETRACTORS FROM PERFORMANCE

An underweight position in Japanese Yen compared with the benchmark was a significant detractor from relative performance, as the series aimed to insulate itself from Japanese economic and financial uncertainties. The series has moderated this underweighting as we have become more comfortable with Japanese fundamentals.

EQUITY CONTRIBUTORS TO PERFORMANCE

Stocks in the transportation sector provided the greatest relative contributions to overall positive performance during the period.

Stock selection in the retail sector also contributed strong relative returns for the period. In our view, the performance for the sector reflects optimism abroad for worldwide consumer spending.

Our decision to be underweight in the health care sector proved to benefit the portfolio as many pharmaceutical stocks in the group continued to suffer from competition, patent challenges, and investor concerns about thin pipelines of new drugs in development.

FIXED-INCOME CONTRIBUTORS TO PERFORMANCE

The portfolio benefited from a significantly underweighted position relative to its benchmark in the U.S. dollar, as the currency declined broadly and precipitously during the period. Overweight positions in the euro, Canadian dollar, and Australian dollar also contributed markedly to performance.

The series also had an overweight position in euro area bonds, which helped benefit performance, as did the portfolio's overall U.S. bond positioning.

GOVERNMENT SECURITIES SERIES

For the 12 months ended December 31, 2003, the series provided a total return of 2.15% for Initial Class shares and 1.87% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 2.73% over the same period for the series' benchmark, the Lehman Brothers Government/Mortgage Index (the Lehman Index). The Lehman Brothers Government/Mortgage Index measures the performance of the government and mortgage securities markets. Over the same period, the average general U.S. government fund tracked by Lipper Inc. returned 1.30%.

MARKET ENVIRONMENT

The bond market for the 12 months ended December 31, 2003 was influenced by an accommodative U.S. monetary policy and low interest rates paid by U.S. government bonds. Although interest rates on December 31, 2003, were not that different from what they had been a year earlier, they were fairly volatile during the 12-month period, especially in June and July. For example, the 10-year U.S. Treasury bond reached 3.10% in June -- a four-decade low. However, Treasury interest rates then backed up from late June through August and reached 4.60% in September 2003.

SERIES POSITIONING

The biggest shifts in portfolio holdings occurred primarily in the second half of 2003. We reduced the series' holdings in U.S. Treasury bonds and mortgage-backed securities because we expected the early summer's volatility to continue through year end.

By December 31, 2003, the series' Treasury position was cut nearly in half and the mortgage-backed holdings were reduced by nearly 10%. At the same time, we increased series' holdings in U.S. government agency bonds.

DETRACTORS AND CONTRIBUTORS TO PERFORMANCE

The series outperformed the majority of its actively managed peers, as indicated by the Lipper results, but it underperformed its unmanaged benchmark index, the Lehman Brothers Government Mortgage Index.

Mortgage-backed securities performed well for most of the year, with the exception of the summer months. However, our mortgage strategy detracted from the series' overall results because we had reduced our holdings in the group in the second half of 2003. As a result, the series did not participate fully in the sector's second-half performance.

Contributions to return came from the series' allocations to 15-year mortgage-backed securities and to government agency securities, especially those issued by the Financing Corporation (FICO). Issues from this agency are less liquid than other agency securities because they are traded less frequently. As a consequence, FICO provides a slight yield advantage over other government agencies and U.S. Treasury issues. (FICO was formed in the late 1980s by the Federal Home Loan Bank board to help rescue thrift institutions.)

HIGH YIELD SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 21.44% and Service Class shares provided a total return of 21.21%. These returns include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges. They compare to returns over the same period of 28.97% and 26.36%, respectively, for the series' benchmarks, the Lehman Brothers High Yield Index (the Lehman Index) and the Lipper High Yield Bond Index (the Lipper Index). The Lehman Index measures the performance of the high-yield bond market. The Lipper indices measure the performance of funds within their respective classifications.

DETRACTORS FROM PERFORMANCE

Overall, the portfolio's holdings were decidedly defensive relative to the high-yield market at large. While the series' defensiveness served investors well in recent years, it contributed to its underperformance during this period, as investors favored riskier options. The series continued to have significant underweight exposure to the wireline segment of the telecommunications industry, which still faced many fundamental challenges, including significant overcapacity. The series also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, our strategy is to focus on credit issuers with improving fundamentals and not to take excessive risk. We continue to remain true to our discipline focus because we believe fundamentals drive performance over the long term.

CONTRIBUTORS TO PERFORMANCE

The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While we were underweight in some of these sectors, or portions of them, we were able to strategically take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing select names we felt were attractive from fundamental and valuation standpoints.

We had overweight exposure to the media sector, where we also favored companies with the ability to generate strong free cash flow. Many of these were broadcasting companies, which have tended to benefit from an increase in advertising revenue in past economic recoveries.

INTERNATIONAL VALUE SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 33.63% and Service Class shares provided a total return of 33.20%. These returns include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges. They compare with returns over the same period of 39.17% and 36.00%, respectively, for the series' benchmarks, the MSCI EAFE Index and the Lipper International Fund Index. The Lipper International Fund Index measures the performance of international equity funds. The MSCI EAFE Index is a commonly used measure of the international stock market.

DETRACTORS FROM PERFORMANCE

The portfolio's cash position was a primary cause of relative underperformance. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmarks, which have no cash positions.

Stocks in the consumer staples sector also contributed to relative underperformance, though they provided positive absolute returns to the portfolio. Stocks in this sector were generally out of favor during the period, as investors sought the stocks of those companies with more leverage to an economic upturn. Shiseido, a Japanese cosmetics company, was a key underperformer that we sold because of its disappointing sales growth and high costs associated with promotional and advertising spending. Diageo, the UK beverage company, provided positive absolute returns but underperformed the market in general because of slowing sales of their "malternative" or "ready-to-drink" products.

Business products and services stocks were also a prime contributor to relative underperformance. Drake Beam Morin, a Japanese outplacement services firm, saw its short-term profit outlook decline as restructuring efforts in Japan slowed during the period. We believe the stock continues to have long-term growth potential. Intertek, a U.K. company that does product testing in Asia, provided positive absolute returns, but underperformed the overall market because of earnings disappointments due to the strength of the British pound. We do believe, however, that this stock also has long-term growth potential as developed countries continue to move manufacturing facilities to Asia. In addition, not owning Siemens was a detractor from relative performance during the period.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the retail sector was a primary contributor to positive performance during the period. In our view, the sector's performance reflected generally good expectations for consumer spending worldwide. A slate of retail stocks contributed strong returns to the portfolio.

The portfolio also benefited from its stock selection in the energy sector. Energy is a fairly defensive sector that often underperforms other sectors during periods of economic improvement. We avoided positions in several big-name energy companies that underperformed the market in general.

MONEY MARKET SERIES (6), (7)

For the 12 months ended December 31, 2003, the series provided a total return of 0.63% for Initial Class shares and 0.38% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 0.44% for the average money market portfolio tracked by Lipper Inc., an independent firm that tracks portfolio performance. As of December 31, 2003, the 7-day yield with and without waivers was 0.65%. The 7-day yield is based on the latest 7 days ended December 31, 2003, with dividends annualized. The yield quotation more closely reflects the current earnings of the Money Market portfolio than the total return quotation.

MARKET ENVIRONMENT

The reporting period began with an unsettled market environment that was characterized by geopolitical concerns, high jobless claims, mixed economic news, and volatile energy prices. By the end of the period on December 31, 2003, economic conditions appeared to be significantly improved, jobless claims were down, but energy prices were still high.

A key event for the marketplace was the Federal Reserve Board's (the Fed's) late June decision to cut short-term interest rates by 25 basis points (0.25%). The quarter of a percent reduction was less than the 50 basis points (0.50%) that some investment professionals had anticipated. The Fed made no other adjustment to short-term interest rates for the remainder of 2003 and indicated that it wouldn't make any further changes "for a considerable period."

SERIES POSITIONING

On December 31, 2002, when there was significant volatility in interest rate expectations, the series' weighted average maturity was 31 days. With the easing of both geopolitical tensions and the reduction in the Fed funds rate, we extended our average maturity. By December 31, 2003, the weighted average for the series was 57 days.

CONTINUED SHORT SUPPLY OF COMMERCIAL PAPER

In the first half of 2003, the precarious nature of the economy caused companies to pull back on spending. That pull-back reduced need for short-term financing and limited the supply of new commercial paper. Despite growing economic strength in the second half of 2003, the supply of commercial paper continued to be constrained by cautious corporate spending. Businesses also took advantage of the low interest rate environment by issuing longer-term debt in place of commercial paper. On December 31, 2003, approximately 82% of the series was invested in commercial paper with the balance of the portfolio invested in government paper and repurchase agreements.

COMMITMENT TO QUALITY

Regardless of market or economic conditions, we intend to maintain the series' high quality as we focus on the series objectives of income, capital preservation, and liquidity.

STRATEGIC INCOME SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the fund provided a total return of 12.89% and Service Class shares provided a total return of 12.48%. These returns include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges. They compare to returns over the same period for the series' five benchmarks, the Lehman Brothers Government Credit Index, 4.67%; Lehman Brothers High Yield Index, 28.97%; Citigroup World Government Bond Non-Dollar Hedged Index, 1.88%; Lehman Brothers Aggregate Bond Index; 4.1%; and the JP Morgan Emerging Market Bond Index Global, 25.66%.

This is our most broadly diversified bond fund, and we actively manage the portfolio's asset allocation across four broad fixed-income sectors: U.S. government bonds, international bonds (including emerging market debt), high-grade corporate bonds, and high-yield bonds.

DETRACTORS TO PERFORMANCE

The portfolio began the period underweight relative to its benchmarks in high-yield and emerging-market bonds, which were by far the two best-performing fixed-income sectors during the year. Although fundamentals improved in these two sectors, strong supply-demand technicals were the main driver of performance: higher-yielding securities experienced tremendous inflows as investors continually sought higher-yielding securities because of the low interest rate environment.

Our underweighting in high-yield and emerging-market debt sectors at the beginning of the period hurt relative returns because we missed some of the early period of appreciation in these sectors of the bond market. At the start of the reporting period, we were reluctant to aggressively add high-yield bonds as many of these issuers had substantial near-term debt maturities. These distressed high-yield issuers had very limited access to the capital markets in prior years. But during the period, the capital markets reopened and investor demand for yield drove the prices of some high-yield corporate bonds and emerging market debt issues substantially higher.

CONTRIBUTORS TO PERFORMANCE

At the start of the reporting period, we had around 20% of the portfolio invested in high-yield securities. We responded to a new liquidity environment by rebalancing the portfolio's exposure to lower-rated credit and, subsequently, relative performance has improved. As we cut our U.S. government position we reinvested the proceeds in high-yield bonds. We also reduced our high-quality corporate bond position in favor of developed-country and emerging-market debt. Our emerging market debt holdings at the beginning of the period represented about 6% of the portfolio's holdings and grew to about 13.5% by the end of the period.

Despite being underweighted during the early part of the high-yield rally, the series did receive strong absolute returns from the high-yield sector. By aggressively increasing our commitment to these issuers, we recaptured some of the returns lost earlier. Yields for the group were somewhat lower toward the end of the period, but we felt that high-yield bonds still offered good value for investors, especially as global economic conditions continued to strengthen.

The series also experienced strong absolute returns from its emerging-market debt holdings. Typically, this group generates the strongest returns in periods of economic recovery and economic strength. As global economic conditions continued to show signs of improvement during the period, the value of emerging-market debt rose. Returns in this sector received an added lift as investors, after a sustained period of low yield, responded aggressively to the promise of higher yields.

                             --------------------

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of MFS.COM or by visiting the SEC's website at HTTP://WWW.SEC.GOV.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

VISIT SUNLIFE-USA.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES.

[CHART]

BOND SERIES (1), (2)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.)

                 BOND SERIES -           LEHMAN BROTHERS
                 INITIAL CLASS       GOVERNMENT/CREDIT INDEX
 5/1998            $   10,000              $   10,000
12/1999            $   10,509              $   10,499
12/2000            $   11,579              $   11,744
12/2001            $   12,488              $   12,742
12/2002            $   13,678              $   14,149
12/2003            $   15,007              $   14,809

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                                +9.72%      +29.60%      +40.38%      +50.07%
Average Annual Total Return                            +9.72%       +9.03%       +7.02%       +7.44%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                                +9.43%      +28.81%      +39.53%      +49.16%
Average Annual Total Return                            +9.43%       +8.81%       +6.89%       +7.32%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Average corporate debt BBB-rated fund+                 +8.23%       +7.79%       +6.11%       +5.97%
Lehman Brothers Government/Credit Index#               +4.67%       +8.04%       +6.66%       +7.17%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.
++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

EMERGING MARKETS EQUITY SERIES (1), (3)

(For the period from the commencement of the series' investment operations, June 5, 1996, through December 31, 2003. Index information is from June 1, 1996.)

                EMERGING MARKETS EQUITY     LIPPER EMERGING MARKETS    MSCI EMERGING MARKETS
                SERIES - INITIAL CLASS            FUND INDEX+               FREE INDEX#
 6/30/1996             $  10,000                    $  10,000                $  10,000
12/31/1998             $   7,735                    $   6,481                $   6,364
12/31/2000             $   9,110                    $   7,567                $   7,349
12/31/2001             $   9,017                    $   7,303                $   7,174
12/31/2002             $   8,847                    $   6,966                $   6,744
12/31/2003             $  13,501                    $  10,933                $  10,539

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +52.60%      +48.21%      +74.55%      +35.01%
Average Annual Total Return                           +52.60%      +14.01%      +11.78%       +4.04%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +52.12%      +47.22%      +73.38%      +34.11%
Average Annual Total Return                           +52.12%      +13.76%      +11.64%       +3.95%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Lipper Emerging Markets Fund Index+                   +56.96%      +13.05%      +11.02%       +1.18%
MSCI Emerging Markets Free Index#                     +56.28%      +12.77%      +10.62%       +0.69%

* For the period from the commencement of the series' investment operations June 5, 1996, through Decemeber 31, 2003. Index information is from June 1, 1996.
++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

GLOBAL GOVERNMENT SERIES (1), (3), (4), (5)

(For the 10-year period ended December 31, 2003.)

                      GLOBAL GOVERNMENT SERIES        CITIGROUP WORLD GOVERNMENT
                          - INITIAL CLASS                     BOND INDEX
12/31/1993                $    10,000                         $    10,000
12/31/1995                $    11,053                         $    12,183
12/31/1997                $    11,480                         $    12,653
12/31/1999                $    12,568                         $    13,968
12/31/2001                $    12,453                         $    14,049
12/31/2003                $    17,365                         $    19,291

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +15.60%      +36.51%      +31.02%      +73.65%
Average Annual Total Return                           +15.60%      +10.93%       +5.55%       +5.67%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +15.30%      +35.70%      +30.24%      +72.62%
Average Annual Total Return                           +15.30%      +10.71%       +5.43%       +5.61%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Citigroup World
Government Bond Index#                                +14.91%      +10.78%       +5.75%       +6.79%

++   Average annual rates of return.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

GLOBAL TOTAL RETURN SERIES (1), (2)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2003. Index information is from November 1, 1994.)

             GLOBAL TOTAL RETURN SERIES -    LIPPER GLOBAL FLEXIBLE     60% MSCI WORLD/40% J.P. MORGAN   STANDARD & POOR'S 500
                   INITIAL CLASS                 PORTFOLIO INDEX          GLOBAL GOVERNMENT BOND INDEX        STOCK INDEX
 11/7/1994          $  10,000                       $  10,000                      $  10,000                   $  10,000
12/31/1995          $  11,837                       $  11,399                      $  11,725                   $  13,449
12/31/1997          $  15,375                       $  14,654                      $  14,178                   $  22,050
12/31/1998          $  18,200                       $  15,971                      $  17,202                   $  28,351
12/31/1999          $  19,733                       $  19,544                      $  19,301                   $  34,316
12/31/2000          $  20,183                       $  19,269                      $  17,931                   $  31,195
12/31/2001          $  18,937                       $  17,270                      $  16,083                   $  27,490
12/31/2002          $  19,046                       $  15,747                      $  15,231                   $  21,417
12/31/2003          $  23,422                       $  19,687                      $  27,556                   $  19,135

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +22.97%      +16.05%      +28.70%     +134.22%
Average Annual Total Return                           +22.97%       +5.09%       +5.17%       +9.75%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +22.53%      +15.36%      +27.93%     +132.83%
Average Annual Total Return                           +22.53%       +4.88%       +5.05%       +9.68%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Average global flexible fund+                         +26.93%       +1.55%       +4.29%       +8.77%
Lipper Global Flexible Fund Index+                    +25.02%       +0.72%       +4.27%       +7.67%
60% MSCI World/40% J.P. Morgan
Global Government Bond Index#                         +25.63%       +2.19%       +2.15%       +7.34%
Standard & Poor's 500 Stock Index#                    +28.67%       -4.05%       -0.57%      +11.69%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2003. Index information is from November 1, 1994.
++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

GOVERNMENT SECURITIES SERIES (5), (6)

(FOR THE 10-YEAR PERIOD ENDED DECEMBER 31, 2003.)

                GOVERNMENT SECURITIES             LEHMAN BROTHERS
                SERIES - INITIAL CLASS        GOVERNMENT/MORTGAGE INDEX
12/1993               $  10,000                        $  10,000
12/1995               $  11,505                        $  11,455
12/1997               $  12,715                        $  13,010
12/1999               $  13,561                        $  14,069
12/2001               $  16,340                        $  17,016
12/2003               $  18,327                        $  19,238

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                                +2.15%      +20.54%      +32.61%      +83.27%
Average Annual Total Return                            +2.15%       +6.43%       +5.81%       +6.25%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
Sales Charge                                           +1.87%      +19.84%      +31.84%      +82.21%
Average Annual Total Return                            +1.87%       +6.22%       +5.68%       +6.18%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Average general U.S. government fund+                  +1.30%       +5.78%       +5.17%       +5.69%
Lehman Brothers Government/Mortgage
Index#                                                 +2.73%       +6.79%       +6.34%       +6.76%

++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

HIGH YIELD SERIES (1), (2), (4)

(For the 10-year period ended December 31, 2003.)

                       HIGH YIELD SERIES - INITIAL CLASS          LIPPER HIGH YIELD BOND INDEX     LEHMAN BROTHERS HIGH YIELD INDEX
12/1993                            $  10,000                                $  10,000                         $  10,000
12/1995                            $  11,440                                $  11,309                         $  11,795
12/1997                            $  14,525                                $  14,461                         $  14,810
12/1999                            $  15,620                                $  15,140                         $  15,477
12/2001                            $  14,821                                $  13,528                         $  15,310
12/2003                            $  18,484                                $  16,682                         $  19,467

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +21.44%      +26.96%      +26.52%      +84.84%
Average Annual Total Return                           +21.44%       +8.28%       +4.82%       +6.34%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +21.21%      +26.14%      +25.70%      +83.64%
Average Annual Total Return                           +21.21%       +8.05%       +4.68%       +6.27%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------
Lipper High Yield Bond Index+                         +26.36%       +6.87%       +2.91%       +5.25%
Lehman Brothers High Yield Index#                     +28.97%      +10.21%       +5.23%       +6.89%

++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

INTERNATIONAL VALUE SERIES (1), (3)

(For the period from the commencement of the series' investment operations, October 2, 1995, through December 31, 2003. Index information is from October 1, 1995.)

                    INTERNATIONAL VALUE SERIES - INITIAL CLASS     LIPPER INTERNATIONAL FUND INDEX+      MSCI EAFE INDEX#
10/1995                              $  10,000                              $  10,000                      $  10,000
12/1995                              $  10,130                              $  10,181                      $  10,413
12/1997                              $  11,314                              $  12,494                      $  11,303
12/1999                              $  16,135                              $  19,401                      $  17,314
12/2001                              $  13,453                              $  13,345                      $  11,739
12/2003                              $  16,923                              $  15,638                      $  13,778

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +33.63%       +7.38%      +22.92%      +69.23%
Average Annual Total Return                           +33.63%       +2.40%       +4.21%       +6.59%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +33.20%       +6.92%      +22.39%      +68.49%
Average Annual Total Return                           +33.20%       +2.25%       +4.12%       +6.53%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Average lipper international fund+                    +34.75%       -3.96%       +1.29%       +4.52%
MSCI EAFE Index#                                      +39.17%       -2.57%       +0.26%       +3.96%
Lipper International Fund Index+                      +36.00%       -1.86%       +2.13%       +5.57%

* For the period from the commencement of the series' investment operations October 2, 1995, through December 31, 2003. Index information is from October 1, 1995.
++   Average annual rates of return.
+    Source: Lipper Inc.
#    Source: Standard & Poor's Micropal, Inc.

[CHART]

STRATEGIC INCOME SERIES (1), (2), (4)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.)

                                          CITIGROUP WORLD
       STRATEGIC INCOME                   GOVERNMENT BOND  JP MORGAN EMERGING  LEHMAN BROTHERS    LEHMAN BROTHERS  LEHMAN BROTHERS
            SERIES -     CITIGROUP WORLD    NON-DOLLAR         MARKETS BOND    AGGREGATE BOND   GOVERNMENT CREDIT     HIGH YIELD
        INITIAL CLASS    GOVT BOND INDEX   HEDGED  INDEX       INDEX GLOBAL        INDEX              INDEX             INDEX
 5/1998    $  10,000       $  10,000         $  10,000          $  10,000        $  10,000           $  10,000         $  10,000
12/1999    $  10,503       $  10,780         $  11,077          $  10,390        $  10,559           $  10,499         $  10,052
12/2000    $  10,805       $  10,952         $  12,144          $  11,886        $  11,787           $  11,744         $   9,463
12/2001    $  11,162       $  10,843         $  12,887          $  12,048        $  12,782           $  12,742         $   9,962
12/2002    $  12,001       $  12,957         $  13,770          $  13,628        $  14,093           $  14,149         $   9,822
12/2003    $  13,548       $  14,889         $  14,029          $  17,125        $  14,671           $  14,809         $  12,668

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +12.89%      +25.38%      +34.94%      +35.48%
Average Annual Total Return                           +12.89%       +7.83%       +6.18%       +5.52%

Service Class

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Cumulative Total Return                               +12.48%      +24.56%      +34.05%      +34.59%
Average Annual Total Return                           +12.48%       +7.60%       +6.04%       +5.39%

COMPARATIVE BENCHMARKS++

                                                       1 YEAR      3 YEARS      5 YEARS        LIFE*
----------------------------------------------------------------------------------------------------
Average multisector income portfolio+                 +16.11%       +8.85%       +5.81%       +4.97%
Citigroup World Govt Bond Index#**                    +14.91       +10.78        +5.75        +6.79
Citigroup World Government Bond
Non-Dollar Hedged Index#                               +1.88%       +4.93%       +5.44%       +6.16%
JP Morgan Emerging Markets Bond
Index Global^^                                        +25.66%      +12.94%      +15.40%       +9.96%
Lehman Brothers Aggregate Bond Index#                  +4.10%       +7.57%       +6.62%       +7.00%
Lehman Brothers Government Credit
Index#***                                              +4.67%       +8.04%       +6.66%       +7.17%
Lehman Brothers High Yield Index#                     +28.97%      +10.21%       +5.23%       +4.26%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.
++   Average annual rates of return.
+    Source: Lipper Inc.
^^   Source: Bloomberg
#    Source: Standard & Poor's Micropal, Inc.
** Effective June 9, 2003, we no longer use the Citigroup World Govt Bond Index as a benchmark because we believe the Citigroup World Government Bond Non-Dollar Hedged Index better reflects the fund's investment policies and objectives. ***Effective June 9, 2003, we no longer use the Lehman Brothers Government Credit Index as a benchmark because we believe the Lehman Brothers Aggregate Bond Index better reflects the fund's investment policies and objectives.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(4) Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

(5) The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities.

(6) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

     Investments in the portfolio are not insured or guaranteed by the FDIC or any other government agency. Although the portfolio seeks to preserve the value of your investment, it is possible to lose money by investing in the portfolio. The portfolio's yield will fluctuate with changes in market conditions.

     These risks may increase unit price volatility. Please see the prospectus for more details about these and other risk considerations.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
BOND SERIES
BONDS -- 94.5%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- 80.5%
ADVERTISING & BROADCASTING -- 0.8%
Chancellor Media Corp., 8s, 2008                         $            760   $        879,700
Clear Channel Communications, Inc.,
  7.65s, 2010                                                         524            613,363
Echostar DBS Corp., 9.125s, 2009                                      657            735,019
                                                                            ----------------
                                                                            $      2,228,082
                                                                            ----------------
AEROSPACE -- 0.4%
BAE Systems Holding, Inc., 6.4s, 2011##                  $          1,059   $      1,138,346
                                                                            ----------------
AIRLINES -- 0.8%
Continental Airlines Pass-Through
  Trust, Inc., 6.545s, 2020                              $          1,519   $      1,501,202
Delta Air Lines, Inc., 7.379s, 2010                                   597            619,692
                                                                            ----------------
                                                                            $      2,120,894
                                                                            ----------------
ALCOHOLIC BEVERAGES -- 0.3%
Miller Brewing Co., 5.5s, 2013##                         $            744   $        760,102
                                                                            ----------------
ASSET BACKED & SECURITIZED -- 8.6%
Amresco Commercial Mortgage
  Funding I Corp., 7s, 2029                              $            900   $        900,808
Capital One Auto Finance Trust,
  2.47s, 2010                                                         400            394,566
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                       1,200          1,296,111
Commercial Mortgage Acceptance Corp.,
  6.04s, 2008                                                       1,150          1,259,704
Commercial Mortgage Acceptance Corp.,
  5.44s, 2013                                                       1,000            886,349
Commercial Mortgage Acceptance Corp.,
  1.47s, 2030 (Interest Only)                                      10,839            481,558
Commercial Mortgage Acceptance Corp.,
  7.03s, 2031                                                       1,500          1,713,787
CPS Auto Receivables Trust,
  3.52s, 2009##                                                       706            714,003
Criimi Mae Corp., 7s, 2033##                                        1,050          1,138,122
Deutsche Mortgage and Asset
  Receiving Corp., 6.538s, 2031                                       800            876,143
Drive Auto Receivables Trust,
  2.5s, 2009##                                                        673            668,426
Drivetime Auto Owner Trust,
  1.918s, 2008##                                                    1,090          1,075,830
Falcon Franchise Loan LLC,
  4.187s, 2023 (Interest Only)                                      3,259            621,617
First Union-Lehman Brothers Commercial,
  7s, 2029                                                            607            570,520
Fortress CBO Investments I, Ltd.,
  1.791s, 2038                                                        655            655,614
Fortress CBO Investments I, Ltd.,
  1.941s, 2038                                                        675            674,789
GMAC Commercial Mortgage
  Security, Inc., 6.02s, 2033                                         800            715,822
Ikon Receivables Funding LLC,
  3.27s, 2011                                                         735            740,728
Lehman Brothers Commercial Conduit
  Mortgage Trust, 6.78s, 2009                                       1,250          1,410,221
Lehman Brothers Commercial Conduit
  Mortgage Trust,1.16s, 2028
  (Interest Only)                                                   9,196            320,105
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                                       1,155          1,209,913
Morgan Stanley Capital I, Inc.,
  7.738s, 2010                                                        350            337,525
Morgan Stanley Capital I, Inc., 0.825s,
  2030 (Interest Only)##                                           28,732            819,350
Morgan Stanley Capital I, Inc.,
  6.01s, 2030                                                          93             97,924
Morgan Stanley Capital I, Inc.,
  6.48s, 2030                                                         625            695,999
Morgan Stanley Dean Witter Capital I,
  5.72s, 2032                                            $            730   $        787,077
Mortgage Capital Funding, Inc.,
  1.078s, 2031 (Interest Only)                                     11,427            365,054
Residential Asset Securitization Trust,
  3.49s, 2029                                                         725            733,428
TIAA Retail Commercial Mortgage Trust,
  7.17s, 2032##                                                       633            689,768
                                                                            ----------------
                                                                            $     22,850,861
                                                                            ----------------
AUTOMOTIVE -- 5.7%
DaimlerChrysler NA Holdings Co.,
  7.2s, 2009                                             $            650   $        724,899
Dana Corp., 9s, 2011                                                  700            843,500
Dura Operating Corp., 8.625s, 2012                                    445            473,925
Ford Motor Credit Co., 6.875s, 2006                                 1,590          1,697,020
Ford Motor Credit Co., 7.875s, 2010                                 2,007          2,242,551
Ford Motor Credit Co., 7s, 2013                                     1,140          1,202,334
General Motors Acceptance Corp.,
  6.75s, 2006                                                       1,872          2,009,684
General Motors Acceptance Corp.,
  7.25s, 2011                                                         524            574,884
General Motors Corp., 8.375s, 2033                                  2,714          3,090,188
Lear Corp., 7.96s, 2005                                               753            805,710
Lear Corp., 8.11s, 2009                                               685            805,731
TRW Automotive, Inc., 9.375s, 2013                                    575            656,938
                                                                            ----------------
                                                                            $     15,127,364
                                                                            ----------------
BANKS & CREDIT COMPANIES -- 5.7%
Abbey National Capital Trust I,
  8.963s to 2030, 3.998s to 2049                         $            700   $        929,450
Associates Corp., 5.5s, 2004                                          185            185,889
Bank of America Corp., 7.4s, 2011                                     205            240,430
Citigroup, Inc., 7.25s, 2010                                          490            571,124
Citigroup, Inc., 6.625s, 2032                                         848            918,627
Credit Suisse First Boston USA,
  6.125s, 2011                                                      1,447          1,575,395
Natexis AMBS Co. LLC, 8.44s to 2008,
  4.608s to 2049##                                                  2,202          2,587,282
Popular North America, Inc., 4.25s, 2008                            1,212          1,232,459
Royal Bank of Scotland Capital Trust II,
  6.425s to 2034, 3.114s to 2049                                    1,042          1,053,124
Socgen Real Estate Co., 7.64s to 2007,
  3.821s to 2049##                                                  2,322          2,623,321
Unicredito Italiano Capital Trust,
  9.2s, 2049##                                                      1,481          1,860,496
Wachovia Corp., 6.605s, 2025                                        1,270          1,399,115
                                                                            ----------------
                                                                            $     15,176,712
                                                                            ----------------
BROADCAST & CABLE TV -- 2.1%
Cox Communications, Inc., 7.75s, 2010                    $            886   $      1,055,456
CSC Holdings, Inc., 7.875s, 2007                                      975          1,028,625
CSC Holdings, Inc., 7.625s, 2011                                      356            374,690
TCI Communications Financing III,
  9.65s, 2027                                                       2,081          2,507,605
TCI Communications, Inc., 9.8s, 2012                                  439            572,652
                                                                            ----------------
                                                                            $      5,539,028
                                                                            ----------------
BROKERAGE & ASSET MANAGERS -- 1.3%
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                            $          1,765   $      2,057,321
Morgan Stanley Dean Witter & Co.,
  6.6s, 2012                                                        1,240          1,378,024
                                                                            ----------------
                                                                            $      3,435,345
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
BUILDING -- 1.0%
American Standard, Inc., 7.375s, 2008                    $          1,150   $      1,270,750
Building Materials Corp., 8s, 2008                                    780            768,300
Nortek, Inc., 9.25s, 2007                                             620            637,050
                                                                            ----------------
                                                                            $      2,676,100
                                                                            ----------------
CHEMICALS -- 0.7%
Dow Chemical Co., 5s, 2007                               $            589   $        620,631
Dow Chemical Co., 5.75s, 2008                                       1,128          1,209,419
                                                                            ----------------
                                                                            $      1,830,050
                                                                            ----------------
CONGLOMERATES -- 0.8%
General Electric Capital Corp., 8.7s, 2007               $              4   $          4,681
Tyco International Group S.A.,
  6.75s, 2011                                                       2,011          2,197,018
                                                                            ----------------
                                                                            $      2,201,699
                                                                            ----------------
CONSUMER CYCLICAL -- 0.6%
Cendant Corp., 6.875s, 2006                              $            709   $        777,874
Cendant Corp., 6.25s, 2010                                            723            786,220
                                                                            ----------------
                                                                            $      1,564,094
                                                                            ----------------
DEFENSE ELECTRONICS -- 1.1%
Litton, Inc., 8s, 2009                                   $          1,300   $      1,544,763
Raytheon Co., 8.3s, 2010                                            1,228          1,473,487
                                                                            ----------------
                                                                            $      3,018,250
                                                                            ----------------
ENERGY - INDEPENDENT -- 1.9%
Chesapeake Energy Corp.,
  8.125s, 2011##                                         $            800   $        888,000
Forest Oil Corp., 8s, 2008                                            875            953,750
Occidental Petroleum Corp., 7.65s, 2006                               410            449,282
Ocean Energy, Inc., 7.625s, 2005                                      475            515,317
Ocean Energy, Inc., 7.25s, 2011                                     1,010          1,162,389
XTO Energy, Inc., 6.25s, 2013                                         974          1,025,135
                                                                            ----------------
                                                                            $      4,993,873
                                                                            ----------------
ENERGY - INTEGRATED -- 0.3%
Amerada Hess Corp., 7.3s, 2031                           $            841   $        868,414
                                                                            ----------------
ENTERTAINMENT -- 2.4%
Disney (Walt) Co., 6.75s, 2006                           $            725   $        788,543
News America Holdings, Inc.,
  6.703s, 2004                                                      1,000          1,015,963
News America Holdings, Inc.,
  7.75s, 2024                                                       1,250          1,465,050
News America Holdings, Inc., 8.5s, 2025                               450            562,744
News America, Inc., 6.55s, 2033                                       333            345,929
Time Warner, Inc., 9.125s, 2013                                     1,022          1,298,428
Time Warner, Inc., 6.95s, 2028                                        749            799,945
                                                                            ----------------
                                                                            $      6,276,602
                                                                            ----------------
FINANCIAL INSTITUTIONS -- 1.9%
Capital One Bank, 8.25s, 2005                            $            484   $        523,561
Capital One Bank, 4.25s, 2008                                         600            596,823
Countrywide Home Loans, Inc.,
  5.5s, 2006                                                          748            798,982
Household Finance Corp., 4.125s, 2008                                 973            981,718
Household Finance Corp., 6.75s, 2011                                  550            619,159
SLM Corp., 4s, 2009                                                 1,400          1,409,617
                                                                            ----------------
                                                                            $      4,929,860
                                                                            ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.4%
Tyson Foods, Inc., 8.25s, 2011                           $            898   $      1,041,289
                                                                            ----------------
FOREST & PAPER PRODUCTS -- 0.7%
MeadWestvaco Corp., 6.8s, 2032                           $          1,899   $      1,952,785
                                                                            ----------------
GAMING & LODGING -- 0.8%
Harrahs Operating Co., Inc., 7.125s, 2007                $            935   $      1,041,208
MGM Grand, Inc., 6.95s, 2005                                          567            589,680
MGM Mirage, Inc., 8.5s, 2010                                          495            568,012
                                                                            ----------------
                                                                            $      2,198,900
                                                                            ----------------
INSURANCE -- 0.5%
Prudential Insurance Co., 7.65s, 2007##                  $          1,100   $      1,230,382
                                                                            ----------------
INSURANCE - PROPERTY & CASUALTY -- 0.7%
SAFECO Corp., 4.875s, 2010                               $            620   $        639,196
SAFECO Corp., 7.25s, 2012                                             334            383,519
Willis Corroon Corp., 9s, 2009                                        915            960,750
                                                                            ----------------
                                                                            $      1,983,465
                                                                            ----------------
MACHINERY & TOOLS -- 0.9%
Ingersoll Rand Co., 6.25s, 2006                          $          1,000   $      1,083,918
Joy Global, Inc., 8.75s, 2012                                         355            395,825
Kennametal, Inc., 7.2s, 2012                                          757            802,919
                                                                            ----------------
                                                                            $      2,282,662
                                                                            ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.8%
HCA Healthcare Co., 8.75s, 2010                          $          1,113   $      1,325,288
HCA Healthcare Co., 7.875s, 2011                                      787            897,582
                                                                            ----------------
                                                                            $      2,222,870
                                                                            ----------------
METALS & MINING -- 0.4%
Phelps Dodge Corp., 8.75s, 2011                          $            784   $        957,143
                                                                            ----------------
MORTGAGE BACKED -- 7.0%
Federal National Mortgage Assn.,
  6s, 2016                                               $            918   $        964,359
Federal National Mortgage Assn.,
  5.5s, 2017                                                        1,379          1,430,759
Federal National Mortgage Assn.,
  6s, 2017                                                          1,746          1,833,192
Federal National Mortgage Assn.,
  4.5s, 2018                                                        2,765          2,770,866
Federal National Mortgage Assn.,
  6s, 2022                                                             62             64,042
Federal National Mortgage Assn.,
  7.5s, 2030                                                          236            252,364
Federal National Mortgage Assn.,
  7.5s, 2031                                                          773            826,107
Federal National Mortgage Assn.,
  6.5s, 2032                                                        4,041          4,227,209
Federal National Mortgage Assn.,
  5.5s, 2033                                                        4,083          4,138,621
Federal National Mortgage Assn.,
  6s, 2033                                                          1,103          1,140,752
Government National Mortgage Assn.,
  6.5s, 2028                                                          735            775,720
Government National Mortgage Assn.,
  7.5s, 2029                                                          214            229,221
                                                                            ----------------
                                                                            $     18,653,212
                                                                            ----------------
MUNICIPALS -- 1.5%
Metropolitan Pier & Exposition Authority,
  5s, 2028                                               $          1,260   $      1,283,096
Metropolitan Transportation Authority
  New York, 5.5s, 2013                                              1,450          1,673,749
Metropolitan Transportation Authority
  New York, 5s, 2030                                                1,115          1,140,801
                                                                            ----------------
                                                                            $      4,097,646
                                                                            ----------------
NATURAL GAS - PIPELINE -- 0.4%
Kinder Morgan Energy Partners, 7.4s, 2031                $            990   $      1,130,721
                                                                            ----------------
OIL SERVICES -- 0.8%
Dresser, Inc., 9.375s, 2011                              $            700   $        761,250
Halliburton Co., 5.5s, 2010##                                       1,278          1,336,554
                                                                            ----------------
                                                                            $      2,097,804
                                                                            ----------------
OILS -- 0.3%
Valero Energy Corp., 7.5s, 2032                          $            712   $        793,503
                                                                            ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.5%
Jabil Circuit, Inc., 5.875s, 2010                        $          1,278   $      1,333,045
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
PHARMACEUTICALS -- 0.5%
Schering-Plough Corp., 6.5s, 2033                        $            528   $        549,244
Wyeth Co., 6.5s, 2034                                                 697            711,093
                                                                            ----------------
                                                                            $      1,260,337
                                                                            ----------------
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co., 7.25s, 2013                           $            394   $        413,399
                                                                            ----------------
POLLUTION CONTROL -- 1.3%
Allied Waste North America, Inc.,
  7.875s, 2013                                           $            970   $      1,050,025
Waste Management, Inc., 6.5s, 2008                                    760            836,401
WMX Technologies, Inc., 7.1s, 2026                                  1,545          1,670,780
                                                                            ----------------
                                                                            $      3,557,206
                                                                            ----------------
PRINTING & PUBLISHING -- 0.7%
Belo (A.H.) Corp., 7.75s, 2027                           $            876   $      1,000,890
Dex Media West LLC, 9.875s, 2013##                                    675            784,687
                                                                            ----------------
                                                                            $      1,785,577
                                                                            ----------------
RAILROAD & SHIPPING -- 0.7%
Union Pacific Corp., 6.39s, 2004                         $            288   $        297,946
Union Pacific Corp., 5.75s, 2007                                    1,350          1,456,871
                                                                            ----------------
                                                                            $      1,754,817
                                                                            ----------------
REAL ESTATE -- 2.3%
EOP Operating Ltd., 6.625s, 2005                         $            535   $        562,082
EOP Operating Ltd., 8.375s, 2006                                      978          1,095,101
EOP Operating Ltd., 6.8s, 2009                                      1,137          1,275,246
Simon Property Group L.P., 6.375s, 2007                             1,200          1,323,368
Simon Property Group L.P., 6.35s, 2012                                629            683,515
Vornado Realty Trust, 5.625s, 2007                                    975          1,040,954
                                                                            ----------------
                                                                            $      5,980,266
                                                                            ----------------
RESTAURANTS -- 0.4%
Yum! Brands, Inc., 8.875s, 2011                          $            886   $      1,074,275
                                                                            ----------------
RETAILERS -- 1.1%
Dollar General Corp., 8.625s, 2010                       $            725   $        814,719
Gap, Inc., 10.55s, 2008                                             1,215          1,497,488
Penney (J.C.) Co., Inc., 8s, 2010                                     625            716,406
                                                                            ----------------
                                                                            $      3,028,613
                                                                            ----------------
SUPERMARKETS -- 0.4%
Kroger Co., 7.8s, 2007                                   $            845   $        964,158
                                                                            ----------------
SUPRANATIONAL -- 0.3%
Corporacion Andina de Fomento,
  6.875s, 2012                                           $            831   $        922,046
                                                                            ----------------
TELECOMMUNICATIONS - WIRELINE -- 2.6%
AT&T Corp., 8.5s, 2031                                   $          1,359   $      1,588,077
Citizens Communications Co., 8.5s, 2006                             1,190          1,299,315
Citizens Communications Co.,
  7.625s, 2008                                                        700            766,466
Citizens Communications Co.,
  9s, 2031                                                            558            651,089
Sprint Capital Corp., 6.875s, 2028                                  2,072          2,021,924
Telecom de Puerto Rico, Inc., 6.65s, 2006                             172            186,424
Telecom de Puerto Rico, Inc., 6.8s, 2009                              274            306,315
                                                                            ----------------
                                                                            $      6,819,610
                                                                            ----------------
TOBACCO -- 0.8%
Altria Group, Inc., 7s, 2013                             $            826   $        881,173
Reynolds (R.J.) Tobacco Holdings, Inc.,
  7.25s, 2012                                                       1,271          1,251,935
                                                                            ----------------
                                                                            $      2,133,108
                                                                            ----------------
TRANSPORTATION - SERVICES -- 0.5%
Federal Express Corp., 9.65s, 2012                       $          1,052   $      1,376,120
                                                                            ----------------
U.S. GOVERNMENT AGENCIES -- 3.6%
Federal National Mortgage Assn.,
  7.125s, 2005                                           $          2,295   $      2,440,069
Federal National Mortgage Assn.,
  6s, 2008                                               $          3,423   $      3,794,389
Federal National Mortgage Assn.,
  5.25s, 2012                                                         833            854,142
Federal National Mortgage Assn.,
  6.125s, 2012                                                      2,254          2,510,449
                                                                            ----------------
                                                                            $      9,599,049
                                                                            ----------------
U.S. TREASURY OBLIGATIONS -- 4.6%
U.S. Treasury Bonds, 9.875s, 2015                        $            482   $        718,670
U.S. Treasury Bonds, 5.375s, 2031                                   1,870          1,950,133
U.S. Treasury Notes, 3.375s, 2007                                   2,216          2,400,890
U.S. Treasury Notes, 4.75s, 2008                                      888            950,646
U.S. Treasury Notes, 6s, 2009                                       2,489          2,819,278
U.S. Treasury Notes, 3s, 2012                                       1,279          1,394,307
U.S. Treasury Notes, 4.25s, 2013                                    1,954          1,954,909
                                                                            ----------------
                                                                            $     12,188,833
                                                                            ----------------
UTILITIES - ELECTRIC POWER -- 7.3%
Beaver Valley II Funding, 9s, 2017                       $          2,022   $      2,324,127
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                                      446            504,915
Cleveland Electric Illuminating Co.,
  7.67s, 2004                                                         225            231,406
DTE Energy Co., 7.05s, 2011                                           940          1,054,061
Entergy Mississippi, Inc., 6.2s, 2004                                  83             84,157
Exelon Generation Co. LLC, 6.95s, 2011                              1,670          1,875,410
FirstEnergy Corp., 6.45s, 2011                                        679            703,748
GGIB Funding Corp., 7.43s, 2011                                       578            595,249
Gulf States Utilities Co., 8.25s, 2004                                271            275,256
Midamerican Energy Holdings,
  5.875s, 2012                                                        906            949,968
Niagara Mohawk Power Corp.,
  5.375s, 2004                                                        550            562,007
NiSource Finance Corp., 7.875s, 2010                                1,222          1,453,436
Northeast Utilities, 8.58s, 2006                                      462            505,482
Progress Energy, Inc., 7s, 2031                                     1,118          1,196,581
PSEG Power Energy Holding, 7.75s, 2007                                976          1,035,780
PSEG Power LLC, 7.75s, 2011                                         1,015          1,194,681
PSEG Power LLC, 8.625s, 2031                                          340            437,901
Reliant Energy Resources Corp.,
  8.125s, 2005                                                        916            978,322
Toledo Edison Co., 7.875s, 2004                                       636            656,656
TXU Corp., 6.375s, 2006                                             1,499          1,585,192
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                         958          1,090,899
                                                                            ----------------
                                                                            $     19,295,234
                                                                            ----------------
WIRELESS COMMUNICATIONS -- 1.1%
AT&T Wireless Services Inc., 8.75s, 2031                 $          1,397   $      1,723,659
Nextel Communications, Inc.,
  9.375s, 2009                                                        675            735,750
Verizon Wireless Capital LLC,
  5.375s, 2006                                                        461            491,934
                                                                            ----------------
                                                                            $      2,951,343
                                                                            ----------------
    Total U.S. Bonds                                                        $    213,815,094
                                                                            ----------------
FOREIGN BONDS -- 14.0%
AUSTRALIA -- 0.4%
Burns Philp Capital Property Ltd.,
  9.75s, 2012 (Food & Non
  Alcoholic Beverages)##                                 $            925   $        989,750
                                                                            ----------------
BRAZIL -- 0.3%
Brazilian Merchant Voucher, 5.911s, 2011
  (Credit Cards)##                                       $            820   $        799,500
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
BULGARIA -- 0.3%
Republic of Bulgaria, 8.25s, 2015##                      $            716   $        839,510
                                                                            ----------------
CANADA -- 2.3%
Abitibi Consolidated, Inc., 6.95s, 2008
  (Forest & Paper Products)                              $            700   $        733,508
Abitibi Consolidated, Inc., 7.875s, 2009
  (Forest & Paper Products)                                           466            503,941
Anderson Exploration Ltd., 6.75s, 2011
  (Energy - Independent)                                              675            748,570
Rogers Cable, Inc, 7.875s, 2012
  (Broadcast & Cable TV)                                              811            904,265
Rogers Cable, Inc., 6.25s, 2013
  (Broadcast & Cable TV)                                              838            844,285
TELUS Corp., 8s, 2011
  (Telecommunications - Wireline)                                   2,101          2,456,672
                                                                            ----------------
                                                                            $      6,191,241
                                                                            ----------------
CAYMAN ISLANDS -- 0.2%
DBS Capital Funding Corp., 7.657s, 2049
  (Banks & Credit Companies)##                           $            524   $        603,386
                                                                            ----------------
CHILE -- 0.1%
Corporacion Nacional del Cobre de Chile,
  6.375s, 2012 (Metals & Mining)##                       $            342   $        369,990
                                                                            ----------------
DENMARK -- 0.3%
Kingdom of Denmark, 6s, 2009                             DKK        4,137   $        775,054
                                                                            ----------------
DOMINICAN REPUBLIC -- 0.2%
Dominican Republic, 9.5s, 2006##                         $            420   $        352,800
Dominican Republic, 9.04s, 2013##                                     103             78,280
                                                                            ----------------
                                                                            $        431,080
                                                                            ----------------
FINLAND -- 0.3%
Republic of Finland, 5.375s, 2013                        EUR          559   $        762,929
                                                                            ----------------
FRANCE -- 0.7%
Crown European Holdings S.A., 9.5s, 2011
  (Containers)                                           $            900   $      1,019,250
France Telecom S.A., 9s, 2011
  (Telecommunications - Wireline)                                     672            807,127
                                                                            ----------------
                                                                            $      1,826,377
                                                                            ----------------
GERMANY -- 1.5%
Deutsche Telekom International, 8.5s, 2010
  (Telecommunications - Wireline)                        $          1,388   $      1,678,253
Deutsche Telekom International,
  8.75s, 2030 (Telecommunications -
  Wireline)                                                         1,212          1,548,243
KFW International Finance, Inc., 9.4s, 2004
  (Banks & Credit Cos.)                                               768            791,951
                                                                            ----------------
                                                                            $      4,018,447
                                                                            ----------------
HONG KONG -- 0.3%
PCCW Capital II Ltd., 6s, 2013
  (Telecommunications - Wireline)##                      $            781   $        785,061
                                                                            ----------------
IRELAND -- 0.3%
Republic of Ireland, 5s, 2013                            EUR          572   $        760,225
                                                                            ----------------
ITALY -- 0.3%
Telecom Italia, 4s, 2008
  (Telecommunications - Wireline)##                      $            725   $        729,589
                                                                            ----------------
JAPAN -- 0.3%
UFJ Finance Aruba AEC, 6.75s, 2013
  (Banks & Credit Cos.)                                  $            703   $        749,749
                                                                            ----------------
LUXEMBOURG -- 0.5%
Telecom Italia, 5.25s, 2013
  (Telecommunications - Wireline)##                      $          1,443   $      1,445,873
                                                                            ----------------
MALAYSIA -- 0.2%
Petronas Capital Ltd., 7.875s, 2022
  (Oil Services)##                                       $            430   $        509,531
                                                                            ----------------
MEXICO -- 1.5%
BBVA Bancomer, 10.5s, 2011
  (Banks & Credit Cos.)##                                $          1,013   $      1,142,158
Pemex Finance, Ltd, 9.69s, 2009
  (Energy - Integrated)                                               427            495,320
Pemex Project Funding Master Trust,
  8.625s, 2022 (Oil Services)                                         312            345,540
United Mexican States, 8s, 2022                                       307            335,858
United Mexican States, 11.5s, 2026                                  1,217          1,761,607
                                                                            ----------------
                                                                            $      4,080,483
                                                                            ----------------
NETHERLANDS -- 0.4%
Telefonica Europe BV, 8.25s, 2030
  (Telecommunications - Wireline)                        $            758   $        956,805
                                                                            ----------------
PANAMA -- 0.3%
Republic of Panama, 9.375s, 2029                         $            750   $        843,750
                                                                            ----------------
RUSSIA -- 0.7%
Gazprom OAO, 9.625s, 2013
  (Utilities - Gas)##                                    $            420   $        463,050
Ministry of Finance, 3s, 2011                                         200            157,000
Mobile Telesystems Finance S.A.,
  9.75s, 2008 (Wireless
  Communications)#                                                    559            605,118
OAO Siberian Oil Co., 10.75s, 2009
  (Energy - Integrated)                                               528            595,584
                                                                            ----------------
                                                                            $      1,820,752
                                                                            ----------------
UNITED KINGDOM -- 2.6%
Barclays Bank PLC, 8.55s, 2049
  (Banks & Credit Cos.)##                                $          1,682   $      2,066,487
British Sky Broadcasting Group, 7.3s, 2006
  (Advertising & Broadcasting)                                        700            779,428
British Sky Broadcasting Group,
  8.2s, 2009 (Advertising &
  Broadcasting)                                                     1,282          1,526,233
Orange PLC, 9s, 2009 (Wireless
  Communications)                                                   1,351          1,454,379
SABMiller PLC, 6.625s, 2033 (Alcoholic
  Beverages)##                                                      1,076          1,137,565
                                                                            ----------------
                                                                            $      6,964,092
                                                                            ----------------
    Total Foreign Bonds                                                     $     37,253,174
                                                                            ----------------
    Total Bonds
      (Identified Cost, $238,095,416)                                       $    251,068,268
                                                                            ----------------
SHORT-TERM OBLIGATIONS -- 4.4%
Old Line Funding Corp., due 1/02/04                      $          1,128   $      1,127,970
New Center Asset Trust, due 1/02/04                                10,618         10,617,714
                                                                            ----------------
    Total Short-Term Obligations, at Amortized Cost                         $     11,745,684
                                                                            ----------------
    Total Investments
      (Identified Cost, $249,841,100 )                                      $    262,813,952
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.1%                                                         3,011,543
                                                                            ----------------
    Net Assets -- 100.0%                                                    $    265,825,495
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
EMERGING MARKETS EQUITY SERIES
STOCKS -- 96.2%

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- 96.2%
ARGENTINA -- 0.7%
IRSA Inversiones y Representaciones S.A.
  (Real Estate)^                                                    8,100   $         81,000
Tenaris S.A., ADR (Oil Services)                                    9,300            309,876
                                                                            ----------------
                                                                            $        390,876
                                                                            ----------------
BRAZIL -- 11.2%
Aracruz Celulose S.A., ADR
  (Forest & Paper Products)                                         8,500   $        297,840
Banco Bradesco S.A. (Banks & Credit Cos.)                      80,569,500            423,757
Banco Itau Holding Financeira S.A.
  (Banks & Credit Cos.)                                         4,615,600            458,366
Brasil Telecom Participacoes, ADR
  (Telephone Services)                                             11,800            446,040
Caemi Mineracao Metalurgica S.A.
  (Metals & Mining)                                               581,500            255,543
Companhia Vale Do Rio Doce, ADR
  (Metals & Mining)                                                25,600          1,497,600
Petroleo Brasileiro S.A., ADR
  (Energy - Integrated)                                            72,810          2,128,964
Votorantim Celulose Papel S.A., ADR
  (Forest & Paper Products)                                         9,200            288,420
                                                                            ----------------
                                                                            $      5,796,530
                                                                            ----------------
CHINA -- 1.3%
PetroChina Co., Ltd. (Energy - Integrated)                      1,202,000   $        688,958
                                                                            ----------------
CZECHOSLOVAKIA -- 0.5%
Cesky Telecom (Telephone Services)                                 23,530   $        267,751
                                                                            ----------------
ESTONIA -- 1.0%
AS Eesti Telekom (Telephone Services)                              20,700   $        511,290
                                                                            ----------------
GREECE -- 0.9%
Coca-Cola Hellenic Bottling Co., S.A.
  (Food & Non-Alcoholic Beverages)                                 22,800   $        475,143
                                                                            ----------------
HONG KONG -- 3.7%
China Mobile (Hong Kong) Ltd.
  (Wireless Communications)                                       372,000   $      1,140,377
CNOOC Ltd. (Energy - Independent)                                 297,500            584,366
Hong Kong & China Gas Ltd.
  (Natural Gas Distribution)                                      139,000            212,159
                                                                            ----------------
                                                                            $      1,936,902
                                                                            ----------------
HUNGARY -- 3.1%
Gedeon Richter Ltd., GDR (Pharmaceuticals)                          2,330   $        275,837
Magyar Olaj Es Gazipari KT
  (Energy - Integrated)                                             8,600            260,287
Magyar Tavkozlesi Rt., ADR
  (Telephone Services)                                             26,600            497,686
OTP Bank Rt., ADR (Banks & Credit Cos.)*                           21,160            555,450
                                                                            ----------------
                                                                            $      1,589,260
                                                                            ----------------
INDIA -- 4.7%
Gujarat Ambuja Cem (Home Construction)                             37,500   $        250,426
HDFC Bank Ltd. (Banks & Credit Cos.)                               35,300            284,456
Hero Honda Motors Ltd. (Automotive)                                28,400            280,161
Hindustan Petroleum Corp., Ltd.
  (Energy - Independent)                                           22,200            213,462
ITC Ltd. (Tobacco)                                                 13,700            296,447
Reliance Industries Ltd.
  (Energy - Independent)                                           49,790            627,026
Sun Pharmaceutical Industries Ltd.
  (Pharmaceuticals)                                                14,100            184,493
Zee Telefilms (Entertainment)                                      88,600            292,185
                                                                            ----------------
                                                                            $      2,428,656
                                                                            ----------------
INDONESIA -- 3.1%
Astra International (Automotive)                                  289,000   $        171,564
Bank Central Asia (Banks & Credit Cos.)                           542,500            214,166
Bank Danamon (Bank & Credit Cos.)                                 509,500            122,498
Bank Mandiri (Banks & Credit Cos.)*                             2,042,500   $        242,505
Bank Rakyat Indonesia
  (Banks & Credit Cos.)*                                        1,006,000            149,302
Hanjaya Mandala Sampoerna (Tobacco)                               223,500            118,749
Telekomunikasi Indonesia (Telephone Services)                     732,000            586,643
                                                                            ----------------
                                                                            $      1,605,427
                                                                            ----------------
ISRAEL -- 0.9%
Bank Leumi Israel B.M. (Banks & Credit Cos.)*                     139,100   $        263,444
Koor Industries (Conglomerates)*                                    4,800            186,843
                                                                            ----------------
                                                                            $        450,287
                                                                            ----------------
MALAYSIA -- 1.8%
BAT Malaysia Berhad (Tobacco)                                      17,600   $        201,474
IOI Corp. (Specialty Chemicals)                                   113,000            228,974
Perusahaan Otomobil Berhad (Automotive)                           106,000            235,710
Resorts World Berhad (Gaming & Lodging)                            50,600            134,489
TA Enterprise Bhd
  (Brokerage & Asset Managers)                                    542,800            134,272
                                                                            ----------------
                                                                            $        934,919
                                                                            ----------------
MEXICO -- 7.9%
Alfa S.A. de C.V., "A" (Conglomerates)                             55,400   $        166,146
America Movil S.A. de C.V., ADR
  (Wireless Communications)                                        22,400            612,416
Apasco S.A. (Home Construction)                                    27,000            222,497
Controladora Comercial Mexicana,
  S.A. de C.V.
  (General Merchandise)                                           134,500            135,254
Corporacion GEO, S.A. de C.V., "B"
  (Home Construction)*                                             40,600            206,920
Grupo Elektra, S.A. de C.V. (Specialty Stores)                     33,500            177,383
Grupo Financiero BBVA Bancomer,
  S.A. de C.V. (Banks & Credit Cos.)*                             627,300            535,915
Grupo Financiero Inbursa, S.A. de C.V.
  (Banks & Credit Cos.)                                           188,400            204,378
Grupo Modelo, S.A. de C.V.
  (Alcoholic Beverages)                                            65,700            157,278
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)*                                           7,800            310,908
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                             41,700          1,377,351
                                                                            ----------------
                                                                            $      4,106,446
                                                                            ----------------
PHILIPPINES -- 0.5%
Ayala Corp. (Conglomerate)                                      2,640,100   $        247,272
                                                                            ----------------
POLAND -- 0.5%
Polski Koncern Naftowy Orlen S.A., GDR
  (Energy - Integrated)                                            10,100   $        134,922
Telekomunikacja Polska S.A., GDR
  (Telephone Services)*                                            31,600            127,907
                                                                            ----------------
                                                                            $        262,829
                                                                            ----------------
RUSSIA -- 5.3%
JSC Mining & Smelting Co. Norilsk Nickel, ADR
  (Metals & Mining)                                                14,240   $        946,960
Unified Energy Systems, GDR
  (Utilities - Electric Power)*                                    22,400            610,400
YUKOS Corp., ADR (Energy - Independent)^                           27,887          1,171,254
                                                                            ----------------
                                                                            $      2,728,614
                                                                            ----------------
SOUTH AFRICA -- 9.4%
ABSA Group Ltd. (Banks & Credit Cos.)                              65,100   $        410,056
African Bank Investments Ltd. (Banks &
  Credit Cos.)                                                    163,700            230,987
Anglo American Platinum Corp., Ltd.
  (Precious Metals)                                                12,860            560,334
Barloworld Ltd (Conglomerates)                                     25,000            262,141
Bidvest Group (Conglomerates)*                                     15,806            118,130
Impala Platinum Holdings Ltd.
  (Precious Metals)                                                 7,620            660,618

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
SOUTH AFRICA -- continued
Investec Ltd. (Banks & Credit Cos.)                                12,500   $        239,159
MTN Group Ltd. (Wireless Communications)                           66,400            282,369
Murray & Roberts Holdings
  (Engineering - Construction)                                     61,600            126,145
Sasol Ltd. (Energy - Integrated)                                   54,000            766,805
Standard Bank Investment Corp., Ltd.
  (Banks & Credit Cos.)                                           125,900            737,323
Telkom Group Ltd. (Telephone Services)                             35,200            365,411
Tiger Brands (Food & Non Alcohol Beverages)                        10,700            126,351
                                                                            ----------------
                                                                            $      4,885,829
                                                                            ----------------
SOUTH KOREA -- 19.2%
Daewoo Motor Sales (Automotive)*                                   26,430   $        167,919
Hana Bank (Banks & Credit Cos.)*                                   18,800            347,125
Hanaro Telecom, Inc. (Telephone Services)                          89,900            246,348
Hyundai Motor Co., Ltd. (Automotive)*                              17,700            750,189
Industrial Bank of Korea (Banks &
  Credit Cos.)*                                                    34,440            198,030
Kia Motors Corp. (Automotive)*                                     22,000            201,259
Korea Exchange Bank (Banks & Credit Cos.)                          25,640            136,001
KT Corp. (Telephone Services)                                      19,900            379,493
KT&G Corp. (Tobacco)                                               21,400            371,784
LG Electronics Inc. (Furniture & Appliances)*                       7,900            388,535
POSCO (Metals & Mining)                                            35,680          1,212,050
Samsung Corp. (Business Services)*                                 15,510            128,870
Samsung Display Devices Co.
  (Electrical Equipment)                                            3,300            389,131
Samsung Electronics (Electronics)                                   8,180          3,096,248
Samsung Fire & Marine Insurance Co., Ltd.
  (Insurance)                                                       5,760            331,146
Samsung Securities Co. Ltd.
  (Brokerage & Asset Managers)                                      4,920            105,296
Shinhan Financial Group Co., Ltd.
  (Banks & Credit Cos.)*                                           16,690            266,844
Shinsegae Co., Ltd. (Specialty Stores)*                             2,100            511,120
SK Telecom Co., Ltd. (Wireless
  Communications)                                                   4,360            728,191
                                                                            ----------------
                                                                            $      9,955,579
                                                                            ----------------
TAIWAN -- 10.5%
Asustek Computer, Inc.
  (Computer Software - Systems)*                                   85,000   $        187,776
China Motor Co. (Automotive)                                        2,350              4,015
China Steel Corp. (Metals & Mining)                               614,000            510,009
Chunghwa Telecom Co Ltd
  (Telephone Services)                                              8,900            129,050
Eva Airways (Airlines)                                            566,000            230,901
Evergreen Marine Corp. (Railroad & Shipping)*                     270,040            235,440
Flexium Interconne (Electrical Equipment)*                        193,000            253,543
Formosa Plastic Corp. (Specialty Chemicals)                            59                 97
Fubon Financial Holdings Co., Ltd.
  (Banks & Credit Cos.)                                           468,000            448,012
High Tech Computer
  (Computer Software-Systems)                                      58,000            212,695
Hon Hai Precision Industry Co., Ltd.
  (PC & Peripheral)*                                              109,400            430,189
MediaTek, Inc. (Electronics)                                       22,600            212,354
Mega Financial Hd (Banks & Credit Cos.)                           802,000            481,909
Nan Ya Plastics Corp. (Specialty Chemicals)                       309,740            447,047
President Chain Store Corp.
  (Food & Drug Stores)                                            154,000            235,876
Quanta Computer
  (Computer Software-Systems)                                      94,000            231,193
United Microelectronics Corp. (Electronics)                     1,014,333            869,428
Wan Hai Lines Ltd. (Railroad & Shipping)                          336,000            303,835
                                                                            ----------------
                                                                            $      5,423,369
                                                                            ----------------
THAILAND -- 3.3%
BEC World Public Co., Ltd. PLC
  (Broadcast & Cable TV)                                           35,700   $        203,627
PTT Exploration & Production Public
  Co., Ltd. (Energy - Independent)                                 52,100            352,396
Siam Cement Co. (Home Construction)                                54,900            382,419
Siam Commercial Bank (Banks &
  Credit Cos.)                                                    155,700            212,197
Thai Airways Intl Plc (Airlines)                                  145,500            168,001
Thai Farmers Bank (Banks & Credit Cos.)                           234,200            413,755
                                                                            ----------------
                                                                            $      1,732,395
                                                                            ----------------
TURKEY -- 1.1%
Akbank T.A.S. (Banks & Credit Cos.)                            46,446,600   $        243,063
Turkcell Iletisim Hizmetleri A.S.
  (Wireless Communications)*^                                      11,500            305,325
                                                                            ----------------
                                                                            $        548,388
                                                                            ----------------
UNITED KINGDOM -- 5.6%
Anglo American PLC (Metals & Mining)*                             105,930   $      2,282,322
Old Mutual PLC (Insurance)                                        380,000            624,054
                                                                            ----------------
                                                                            $      2,906,376
                                                                            ----------------
    Total Foreign Stocks
      (Identified Cost, $38,257,186)                                        $     49,873,096
                                                                            ----------------
WARRANTS
Bidvest Group (Conglomerates) 12/06/08*,
  (Identified Cost, $0)                                             1,117   $            720
                                                                            ----------------
COLLATERAL FOR SECURITIES LOANED -- 3.0%
Navigator Securities Lending Prime
  Portfolio, at Cost                                            1,539,580   $      1,539,580
                                                                            ----------------
REPURCHASE AGREEMENT -- 2.9%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
Merrill Lynch & Co., Inc. dated 12/31/03
  due 1/02/04, total to be received
  $1,480,078 (secured by various U.S.
  Treasury and federal Agency
  obligations in a jointly traded
  account), at Cost                                      $          1,480   $      1,480,000
                                                                            ----------------
    Total Investments
      (Identified Cost, $41,276,766 )                                       $     52,893,396
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (2.1%)                                                      (1,075,668)
                                                                            ----------------
    Net Assets -- 100.0%                                                    $     51,817,728
                                                                            ================

           See portfolio footnotes and notes to financial statements.

EMESPORTFOLIO OF INVESTMENTS -- December 31, 2003
GLOBAL GOVERNMENTS SERIES
BONDS -- 85.8%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- 67.8%
AUSTRALIA -- 0.5%
Commonwealth of Australia, 6.5s, 2013                    AUD          464   $        371,469
                                                                            ----------------
AUSTRIA -- 4.9%
Republic of Austria, 5.5s, 2007                          EUR        1,678   $      2,275,573
Republic of Austria, 5s, 2012                                         293            389,724
Republic of Austria, 4.65s, 2018                                      742            938,416
                                                                            ----------------
                                                                            $      3,603,713
                                                                            ----------------
BELGIUM -- 1.6%
Kingdom of Belgium, 3.75s, 2009                          EUR          832   $      1,051,918
Kingdom of Belgium, 5s, 2012                                           90            119,535
                                                                            ----------------
                                                                            $      1,171,453
                                                                            ----------------
CANADA -- 2.9%
Government of Canada, 5.5s, 2009                         CAD        1,158   $        956,158
Government of Canada, 5.25s, 2012                                     900            728,663
Government of Canada, 8s, 2023                                        387            403,536
                                                                            ----------------
                                                                            $      2,088,357
                                                                            ----------------
DENMARK -- 2.7%
Kingdom of Denmark, 7s, 2007                             DKK        3,399   $        648,940
Kingdom of Denmark, 6s, 2009                                        6,130          1,148,437
Kingdom of Denmark, 5s, 2013                                          950            167,410
                                                                            ----------------
                                                                            $      1,964,787
                                                                            ----------------
FINLAND -- 5.0%
Republic of Finland, 2.75s, 2006                         EUR          315   $        396,064
Republic of Finland, 3s, 2008                                       1,995          2,459,081
Republic of Finland, 5.375s, 2013                                     571            779,307
                                                                            ----------------
                                                                            $      3,634,452
                                                                            ----------------
FRANCE -- 5.2%
Republic of France, 4.75s, 2007                          EUR          553   $        733,444
Republic of France, 4s, 2009                                        2,098          2,677,846
Republic of France, 6s, 2025                                          262            379,073
                                                                            ----------------
                                                                            $      3,790,363
                                                                            ----------------
GERMANY -- 12.6%
Federal Republic of Germany, 4.75s, 2008                 EUR        1,447   $      1,925,537
Federal Republic of Germany, 4.5s, 2009                             3,589          4,700,964
Federal Republic of Germany, 5.25s, 2010                              754          1,021,757
Kreditanstalt Fur Wiederaufbau (Banks),
  3.25s, 2008                                                       1,234          1,542,364
                                                                            ----------------
                                                                            $      9,190,622
                                                                            ----------------
GREECE -- 1.1%
Republc of Greece, 3.5s, 2008                            EUR          609   $        767,057
                                                                            ----------------
IRELAND -- 4.8%
Republic of Ireland, 4.25s, 2007                         EUR        1,006   $      1,310,585
Republic of Ireland, 3.25s, 2009                                      628            776,688
Republic of Ireland, 5s, 2013                                         753          1,000,786
Republic of Ireland, 4.6s, 2016                                       323            410,510
                                                                            ----------------
                                                                            $      3,498,569
                                                                            ----------------
ITALY -- 4.6%
Republic of Italy, 4.75s, 2013                           EUR        1,265   $      1,645,900
Republic of Italy, 5.25s, 2017                                      1,261          1,680,050
                                                                            ----------------
                                                                            $      3,325,950
                                                                            ----------------
MEXICO -- 0.6%
Pemex Project Funding Master Trust, 8.625s,
  2022(Oil Services)                                     $            429   $        475,117
                                                                            ----------------
NETHERLANDS -- 5.6%
Kingdom of Netherlands, 5.75s, 2007                      EUR          591   $        802,910
Kingdom of Netherlands, 3.75s, 2009                                 1,540          1,945,495
Kingdom of Netherlands, 5s, 2012                                    1,021          1,362,785
                                                                            ----------------
                                                                            $      4,111,190
                                                                            ----------------
NEW ZEALAND -- 1.6%
Government of New Zealand, 7s, 2009                      NZD          508   $        350,642
Government of New Zealand, 6.5s, 2013                               1,180            803,339
                                                                            ----------------
                                                                            $      1,153,981
                                                                            ----------------
PORTUGAL -- 1.4%
Republic of Portugal, 5.45s, 2013                        EUR          723   $        988,204
                                                                            ----------------
QATAR -- 0.4%
State of Qatar, 9.75s, 2030                              $            205   $        289,050
                                                                            ----------------
SOUTH AFRICA -- 0.4%
Republic of South Africa, 8.5s, 2017                     $            245   $        292,162
                                                                            ----------------
SPAIN -- 7.8%
Kingdom of Spain, 6s, 2008                               EUR        2,592   $      3,594,849
Kingdom of Spain, 5.35s, 2011                                       1,252          1,706,163
Kingdom of Spain, 5.5s, 2017                                          282            387,731
                                                                            ----------------
                                                                            $      5,688,743
                                                                            ----------------
SWEDEN -- 2.7%
Kingdom of Sweden, 5.5s, 2012                            SEK        3,295   $        485,308
Spintab AB, 5s, 2008(Banks & Credit Cos.)                          10,400          1,482,120
                                                                            ----------------
                                                                            $      1,967,428
                                                                            ----------------
UNITED KINGDOM -- 1.4%
United Kingdom Treasury, 5s, 2012                        GBP          567   $      1,028,116
                                                                            ----------------
    Total Foreign Bonds                                                     $     49,400,783
                                                                            ----------------
U.S. BONDS -- 18%
ASSET BACKED & SECURITIZED -- 3.5%
Commercial Mortgage Asset Trust,
  .907s, 2032## (interest only)                          $          9,682   $        550,801
Deutsche Mortgage & Asset Receiving Corp.,
  6.538s, 2031                                                        344            376,742
First Union Lehman Brothers Bank,
  6.56s, 2035                                                         164            183,466
First Union National Bank Commercial
  Mortgage Trust, 7.39s, 2031                                         342            396,266
First Union National Bank Commercial
  Mortgage Trust, .975s, 2043
  (interest only)                                                   9,737            532,621
GMAC Commercial Mortgage Security, Inc.,
  6.42s, 2035                                                         164            182,972
LB UBS Commercial Mortgage Trust,
  7.95s, 2010                                                         257            306,013
                                                                            ----------------
                                                                            $      2,528,881
                                                                            ----------------
MUNICIPAL BONDS -- 1.9%
New Jersey Turnpike Authority Turnpike Rev.,
   6s, 2013                                              $            830   $        989,178
University of California Rev., 5s, 2033                               405            415,392
                                                                            ----------------
                                                                            $      1,404,570
                                                                            ----------------
U.S. GOVERNMENT AGENCIES -- 4.7%
Federal National Mortgage Assn.,
  1.75s, 2008                                            JPY      350,000   $      3,430,045
                                                                            ----------------
U.S. TREASURY OBLIGATIONS -- 7.9%
U.S. Treasury Bonds, 8s, 2021                            $            377   $        509,156
U.S. Treasury Notes, 2s, 2004                                       1,185          1,193,471
U.S. Treasury Notes, 3.5s, 2006                                       513            530,254
U.S. Treasury Notes, 6.125s, 2007                                     354            396,190
U.S. Treasury Notes, 3.125s, 2008                                     182            181,893
U.S. Treasury Notes, 4.25s, 2010                                      969          1,126,265
U.S. Treasury Notes, 1.875s, 2013                                     379            376,026
U.S. Treasury Notes, 4.25s, 2013                                    1,425          1,426,781
                                                                            ----------------
                                                                            $      5,740,036
                                                                            ----------------
    Total U.S. Bonds                                                        $     13,103,532
                                                                            ----------------
    Total Bonds
      (Identified Cost, $54,192,508)                                        $     62,504,315
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
SHORT-TERM OBLIGATIONS -- 7.6%
Federal National Mortgage Assn.,
  due 1/02/04, at Amortized Cost                         $          5,517   $      5,516,877
                                                                            ----------------
REPURCHASE AGREEMENT -- 5.6%
Merrill Lynch & Co., dated 12/31/03,
  due 1/02/04, total to be received
  $3,276,193 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account)                                               $          3,276   $      3,276,000
Morgan Stanley Co, dated 12/31/03,
  due 1/02/04, total to be received
  $793,042 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account)                                                            793            793,000
                                                                            ----------------
    Total Repurchase Agreement, at Cost                                     $      4,069,000
                                                                            ----------------

CALL OPTIONS PURCHASED

                                                         PRINCIPAL AMOUNT
                                                           OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                              (000 OMITTED)
Japanese Yen/February/103
  (Premiums Paid, $10,961)                               $        547,328   $          4,379
                                                                            ----------------
    Total Investments
      (Identified Cost, $65,168,718)                                        $     72,094,571
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0%                                                           733,123
                                                                            ----------------
    Net Assets -- 100.0%                                                    $     72,827,694
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
GLOBAL TOTAL RETURN SERIES
STOCKS -- 61.0%

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- 33.2%
AUSTRALIA -- 0.3%
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                                           25,846   $        344,066
The News Corp., Ltd. (Broadcast & Cable TV)*                       25,282            228,243
Virgin Blue Holdings (Airlines)*                                    8,670             15,537
                                                                            ----------------
                                                                            $        587,846
                                                                            ----------------
AUSTRIA -- 0.3%
Boehler-Uddeholm AG (Steel)                                         1,420   $         95,790
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                               3,080            380,187
                                                                            ----------------
                                                                            $        475,977
                                                                            ----------------
BERMUDA -- 0.4%
Ace Ltd. (Insurance)                                               16,200   $        671,004
                                                                            ----------------
CANADA -- 1.0%
BCE, Inc. (Telephone Services)                                     14,922   $        333,691
Canadian National Railway Co.
  (Railroad & Shipping)                                            13,318            842,763
Canadian Natural Resources Ltd.
  (Oil Services)                                                    4,300            217,504
Talisman Energy, Inc. (Energy - Independent)                        3,700            210,488
                                                                            ----------------
                                                                            $      1,604,446
                                                                            ----------------
DENMARK -- 0.4%
Danske Bank (Banks & Credit Cos.)                                  30,050   $        704,194
                                                                            ----------------
FINLAND -- 0.6%
Fortum Oyj (Energy - Independent)                                  93,700   $        965,709
                                                                            ----------------
FRANCE -- 4.6%
Cap Gemini S.A. (Computer
  Software - Systems)^                                              6,100   $        270,613
Carrefour S.A. (Food & Drug Stores)^                                5,000            274,165
Credit Agricole S.A. (Banks & Credit Cos.)                         44,218          1,054,637
France Telecom S.A. (Telephone Services)                           36,400          1,039,237
L'Air Liquide S.A. (Specialty Chemicals)                            4,950            873,146
Renault S.A. (Automotive)                                           7,000            482,435
Sanofi-Synthelabo S.A. (Pharmaceuticals)                            6,070            456,580
Societe Television Francaise 1
  (Broadcast & Cable TV)                                            4,656            162,380
Suez S.A. (Utilities - Electric Power)                             24,700            495,754
Total Fina S.A., ADR (Energy - Integrated)                         20,002          1,850,385
Total S.A. (Energy - Independent)                                   4,625            858,940
                                                                            ----------------
                                                                            $      7,818,272
                                                                            ----------------
GERMANY -- 0.9%
Bayerische Motoren Werke AG (Automotive)                           17,710   $        820,029
Porsche AG, Preferred (Automotive)                                    385            228,240
Schering AG (Pharmaceuticals)                                      10,130            512,447
                                                                            ----------------
                                                                            $      1,560,716
                                                                            ----------------
HONG KONG -- 0.5%
CNOOC Ltd. (Energy - Independent)                                 207,000   $        406,601
Esprit Holdings, Ltd. (Specialty Stores)                            4,000             13,292
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric Power)                                     87,420            345,683
                                                                            ----------------
                                                                            $        765,576
                                                                            ----------------
IRELAND -- 0.7%
Bank of Ireland (Banks & Credit Cos.)                              38,430   $        522,935
Irish Life & Permanent PLC
  (Banks & Credit Cos.)                                            36,540            589,294
                                                                            ----------------
                                                                            $      1,112,229
                                                                            ----------------
ITALY -- 1.0%
Eni S.p.A. (Energy - Integrated)                                   49,400   $        931,134
Italcementi S.p.A. (Home Construction)                             69,200            527,491
Telecom Italia Mobile S.p.A.
  (Wireless Communications)                                        45,200            245,453
                                                                            ----------------
                                                                            $      1,704,078
                                                                            ----------------

ISSUER                                                        SHARES             VALUE
LUXEMBOURG -- 0.3%
Tenaris S.A., ADR (Oil Services)                                   14,000   $        466,480
                                                                            ----------------
JAPAN -- 4.7%
Brother Industries Ltd. (Electronics)^                             43,000   $        394,540
Canon, Inc. (PC & Peripheral)                                      18,000            838,381
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                                57,400            825,626
Credit Saison Co., Ltd.
  (Banks & Credit Cos.)                                            11,800            266,542
Denso Corp. (Automotive)                                           22,000            433,285
Heiwa Corp. (Leisure & Toys)                                       19,200            278,676
Honda Motor Co., Ltd. (Automotive)                                 24,600          1,092,976
KDDI Corp. (Telephone Services)                                       120            687,730
Lawson, Inc. (Specialty Stores)                                    11,000            375,788
Nissan Motor Co. (Automotive)                                      14,000            159,948
Sekisui Chemical Co. (Home Construction)                           43,000            219,144
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                           18,000            286,797
Tokyo Gas Co., Ltd. (Natural Gas
  Distribution)                                                   250,000            891,399
Toyota Industries Corp. (Automotive)                               10,400            220,843
Toyota Motor Corp. (Automotive)                                    21,200            716,330
Vodafone Holdings K.K
  (Telephone Services)                                                 56            150,016
                                                                            ----------------
                                                                            $      7,838,021
                                                                            ----------------
MEXICO -- 0.1%
Grupo Financiero Inbursa, S.A. de C.V.
  (Banks & Credit Cos.)                                           227,800   $        247,120
                                                                            ----------------
NETHERLANDS -- 0.9%
Reed Elsevier N.V. (Printing & Publishing)                         41,940   $        520,497
STMicroelectronics N.V. (Electronics)                              10,700            289,851
Unilever N.V. (Food & Non Alcohol Beverages)                        7,200            470,365
VNU N.V. (Printing & Publishing)*                                   7,208            227,497
                                                                            ----------------
                                                                            $      1,508,210
                                                                            ----------------
NEW ZEALAND -- 0.2%
Telecom Corp. of New Zealand, Ltd.
  (Telephone Services)*                                            94,262   $        331,654
                                                                            ----------------
NORWAY -- 0.6%
DnB Holding ASA (Banks & Credit Cos.)^                            148,000   $        985,779
                                                                            ----------------
SINGAPORE -- 0.5%
DBS Group Holdings Ltd.
  (Banks & Credit Cos.)                                            39,000   $        337,573
Singapore Telecommunications Ltd.
  (Telephone Services)                                            266,000            306,989
United Overseas Bank Ltd.
  (Banks & Credit Cos.)                                            29,000            225,402
                                                                            ----------------
                                                                            $        869,964
                                                                            ----------------
SOUTH KOREA -- 0.4%
Hyundai Motor Co., Ltd. (Automotive)*                              12,000   $        508,603
Samsung Electronics Co., Ltd. (Electronics)                           620            234,679
                                                                            ----------------
                                                                            $        743,282
                                                                            ----------------
SPAIN -- 1.1%
Altadis S.A. (Tobacco)                                             14,410   $        408,507
Antena 3 Television S.A.
  (Broadcast & Cable TV)*                                             292             12,855
Iberdrola S.A. (Utilities - Electric Power)^                       11,880            234,552
Telefonica S.A. (Telephone Services)                               86,486          1,268,388
                                                                            ----------------
                                                                            $      1,924,302
                                                                            ----------------
SWEDEN -- 0.6%
Autoliv, Inc. (Automotive)                                         12,500   $        474,433
Swedish Match AB (Tobacco)                                         57,900            591,654
                                                                            ----------------
                                                                            $      1,066,087
                                                                            ----------------
SWITZERLAND -- 3.8%
Converium Holdings AG (Insurance)                                   5,880   $        312,462
Givaudan S.A. (Consumer Goods & Services)                             650            337,267
Nestle S.A. (Food & Non Alcohol Beverages)                          4,733          1,182,007
Novartis AG (Pharmaceuticals)                                      31,900          1,447,656
Roche Holdings AG (Pharmaceuticals)                                 6,700            675,523
Syngenta AG (Chemicals)                                            21,792          1,467,125
UBS AG (Banks & Credit Cos.)                                       13,174            901,833
                                                                            ----------------
                                                                            $      6,323,873
                                                                            ----------------
UNITED KINGDOM -- 9.3%
Amdocs Ltd., (Computer Software)*                                   5,220   $        117,346
AstraZeneca Group PLC (Pharmaceuticals)                            14,240            681,233
Aviva PLC (Insurance)*                                             42,000            367,551
BOC Group PLC (Specialty Chemicals)*                               25,500            388,503
BP Amoco PLC (Energy-Integrated)*                                  49,700            401,888
BP Amoco PLC, ADR
  (Energy - Integrated)                                            33,552          1,655,791
British Sky Broadcasting Group PLC
  (Broadcast & Cable TV)                                           18,760            235,418
Cadbury Schweppes PLC
  (Food & Non Alcohol Beverages)*                                 178,230          1,305,209
Diageo PLC (Alcoholic Beverages)*                                  79,128          1,038,169
GlaxoSmithKline PLC (Pharmaceuticals)*                             14,400            329,021
Granada PLC (Broadcast & Cable TV)*                               233,700            508,943
Imperial Tobacco Group PLC (Tobacco)*                              17,830            350,102
Johnston Press PLC (Printing & Publishing)                         36,500            303,456
Kingfisher PLC (Specialty Stores)*                                 68,775            341,906
Next PLC (General Merchandise)                                     18,200            364,839
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                                     42,770            965,022
Reed Elsevier PLC (Printing & Publishing)                          98,030            817,634
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                           32,411            952,298
Severn Trent PLC
  (Utilities - Electric Power)                                     34,400            459,929
Unilever PLC
  (Food & Non Alcohol Beverages)*                                  41,849            389,014
United Utilities PLC
  (Utilities - Electric Power)                                    195,900          1,064,811
Vedanta Resources PLC (Metals & Mining)*                           13,170             86,514
Vodafone Group PLC
  (Wireless Communications)*                                      450,803          1,114,518
William Hill PLC (Gaming & Lodging)                                72,590            553,293
Yell Group PLC (Broadcast & Cable TV)                             155,900            848,783
                                                                            ----------------
                                                                            $     15,641,191
                                                                            ----------------
    Total Foreign Stocks                                                    $     55,916,010
                                                                            ----------------
U.S. STOCKS -- 27.8%
AEROSPACE -- 0.7%
Alliant Techsystems, Inc.*                                          1,380   $         79,709
Lockheed Martin Corp.                                               7,150            367,510
Northrop Grumman Corp.                                              7,390            706,484
                                                                            ----------------
                                                                            $      1,153,703
                                                                            ----------------
BANKS & CREDIT COMPANIES -- 6.4%
American Express Co.                                               10,300   $        496,769
Bank of America Corp.                                              20,000          1,608,600
Bank One Corp.                                                      8,400            382,956
Citigroup, Inc.                                                    40,293          1,955,822
Fannie Mae                                                         18,330          1,375,850
FleetBoston Financial Corp.                                        34,640          1,512,036
MBNA Corp.                                                          7,540            187,369
Mellon Financial Corp.                                             25,460            817,520
PNC Financial Services Group                                        9,600            525,408
SunTrust Banks, Inc.                                               14,860          1,062,490

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- continued
BANKS & CREDIT COMPANIES -- continued
U.S. Bancorp                                                        9,460   $        281,719
Wachovia Corp.                                                      3,020            140,702
Washington Mutual, Inc.                                             3,580            143,630
Wells Fargo Co.                                                     4,800            282,672
                                                                            ----------------
                                                                            $     10,773,543
                                                                            ----------------
BIOTECHNOLOGY -- 0.1%
Genzyme Corp.*                                                      4,660   $        229,924
                                                                            ----------------
BROADCAST & CABLE TV -- 1.0%
Clear Channel Communications, Inc.                                  2,610   $        122,226
Comcast Corp.*                                                     20,600            644,368
Cox Communications, Inc., "A"*                                     14,000            482,300
Hearst-Argyle Television, Inc.                                      2,760             76,066
Time Warner, Inc.*                                                 21,100            379,589
                                                                            ----------------
                                                                            $      1,704,549
                                                                            ----------------
BROKERAGE & ASSET MANAGERS -- 1.3%
Goldman Sachs Group, Inc.                                          11,570   $      1,142,306
Lehman Brothers Holdings, Inc.                                      3,030            233,977
Merrill Lynch & Co., Inc.                                          14,580            855,117
                                                                            ----------------
                                                                            $      2,231,400
                                                                            ----------------
BUSINESS SERVICES -- 0.2%
Convergys Corp.*                                                    3,310   $         57,793
First Data Corp.                                                    5,490            225,584
                                                                            ----------------
                                                                            $        283,377
                                                                            ----------------
CHEMICALS -- 1.1%
Air Products & Chemicals, Inc.                                      6,740   $        356,074
Dow Chemical Co.                                                   19,120            794,819
PPG Industries, Inc.                                               10,350            662,607
                                                                            ----------------
                                                                            $      1,813,500
                                                                            ----------------
COMPUTER SOFTWARE -- 0.5%
Microsoft Corp.                                                    17,760   $        489,110
Oracle Corp.*                                                      25,250            333,300
                                                                            ----------------
                                                                            $        822,410
                                                                            ----------------
COMPUTER SOFTWARE - SYSTEMS -- 0.4%
IBM Corp.                                                           7,390   $        684,905
Xerox Corp.*                                                        4,930             68,034
                                                                            ----------------
                                                                            $        752,939
                                                                            ----------------
CONSUMER GOODS & SERVICES -- 0.8%
Gillette Co.                                                        4,930   $        181,079
Kimberly-Clark Corp.                                               19,470          1,150,482
                                                                            ----------------
                                                                            $      1,331,561
                                                                            ----------------
CONSUMER SERVICES
Education Management Corp.*                                         1,380   $         42,835
                                                                            ----------------
CONTAINERS -- 0.1%
Owens-Illinois, Inc.*                                               4,920   $         58,499
Smurfit-Stone Container Corp.*                                      8,200            152,274
                                                                            ----------------
                                                                            $        210,773
                                                                            ----------------
ELECTRICAL EQUIPMENT -- 0.8%
Emerson Electric Co.                                               11,200   $        725,200
General Electric Co.                                               19,470            603,181
                                                                            ----------------
                                                                            $      1,328,381
                                                                            ----------------
ELECTRONICS
NVIDIA Corp.*^                                                      2,060   $         47,895
                                                                            ----------------
ENERGY - INDEPENDENT -- 0.4%
Marathon Oil Corp.                                                  3,020   $         99,932
Unocal Corp.                                                       15,850            583,755
Valero Energy Corp.                                                 1,370             63,486
                                                                            ----------------
                                                                            $        747,173
                                                                            ----------------
ENERGY - INTEGRATED -- 0.9%
ConocoPhillips                                                     12,560   $        823,559
ExxonMobil Corp.                                                   16,870            691,670
                                                                            ----------------
                                                                            $      1,515,229
                                                                            ----------------
ENTERTAINMENT -- 0.6%
Viacom, Inc., "B"                                                  20,796   $        922,926
                                                                            ----------------
FOOD & DRUG STORES -- 0.1%
Kroger Co.*                                                         8,220   $        152,152
                                                                            ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.7%
Archer-Daniels-Midland Co.                                         34,580   $        526,308
Coca-Cola Co.                                                       1,240             62,930
Fresh Del Monte Produce, Inc.                                       2,200             52,426
H.J. Heinz Co.                                                     16,640            606,195
Kellogg Co.                                                        31,640          1,204,851
PepsiCo, Inc.                                                       3,564            166,154
Sara Lee Corp.                                                      6,990            151,753
Tyson Foods, Inc., "A"                                             10,700            141,668
                                                                            ----------------
                                                                            $      2,912,285
                                                                            ----------------
FOREST & PAPER PRODUCTS -- 0.3%
International Paper Co.                                            10,070   $        434,118
                                                                            ----------------
GAMING & LODGING -- 0.1%
Cendant Corp.*                                                      4,800   $        106,896
                                                                            ----------------
GENERAL MERCHANDISE -- 0.4%
Sears, Roebuck & Co.                                                8,480   $        385,755
Target Corp.                                                        6,440            247,296
                                                                            ----------------
                                                                            $        633,051
                                                                            ----------------
INSURANCE -- 1.9%
Allstate Corp.                                                     16,570   $        712,841
Chubb Corp.                                                         3,400            231,540
Hartford Financial Services Group, Inc.                             7,160            422,655
MetLife, Inc.                                                      34,040          1,146,127
Travelers Property Casualty Corp., "A"                             32,000            536,960
UnumProvident Corp.                                                 3,690             58,191
                                                                            ----------------
                                                                            $      3,108,314
                                                                            ----------------
MACHINERY & TOOLS -- 0.2%
Deere & Co.                                                         6,290   $        409,165
                                                                            ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.1%
Apria Healthcare Group, Inc.*                                       3,010   $         85,695
Medco Health Solutions, Inc.*                                         893             30,353
                                                                            ----------------
                                                                            $        116,048
                                                                            ----------------
MEDICAL EQUIPMENT -- 0.4%
Baxter International, Inc.                                          6,170   $        188,308
Becton, Dickinson & Co.                                               690             28,387
Boston Scientific Corp.*                                            3,580            131,601
Guidant Corp.                                                       4,560            274,512
Pall Corp.                                                          3,580             96,051
                                                                            ----------------
                                                                            $        718,859
                                                                            ----------------
METALS & MINING -- 0.1%
Alcoa, Inc.                                                         4,660   $        177,080
                                                                            ----------------
OIL SERVICES -- 0.4%
BJ Services Co.*                                                    1,510   $         54,209
Nabors Industries, Ltd.*                                            1,380             57,270
Noble Corp.*                                                        8,500            304,130
Schlumberger Ltd.                                                   5,500            300,960
                                                                            ----------------
                                                                            $        716,569
                                                                            ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.1%
Lexmark International, Inc.*                                        2,200   $        173,008
                                                                            ----------------
PHARMACEUTICALS -- 2.0%
Johnson & Johnson Co.                                              18,670   $        964,492
Merck & Co., Inc.                                                   7,410            342,342
Pfizer, Inc.                                                       30,832          1,089,295
Schering-Plough Corp.                                              46,300            805,157
Wyeth                                                               3,430            145,603
                                                                            ----------------
                                                                            $      3,346,889
                                                                            ----------------
PRINTING & PUBLISHING -- 0.5%
Tribune Co.                                                        15,430   $        796,188
                                                                            ----------------

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- continued
RAILROAD & SHIPPING -- 0.6%
Norfolk Southern Corp.                                              6,310   $        149,232
Union Pacific Corp.                                                11,200            778,176
                                                                            ----------------
                                                                            $        927,408
                                                                            ----------------
RESTAURANTS -- 0.1%
Brinker International, Inc.*                                        2,890   $         95,832
McDonald's Corp.                                                    3,830             95,099
                                                                            ----------------
                                                                            $        190,931
                                                                            ----------------
SPECIALTY STORES -- 0.3%
Home Depot, Inc.                                                    7,410   $        262,981
Lowe's Cos., Inc.                                                   5,090            281,935
                                                                            ----------------
                                                                            $        544,916
                                                                            ----------------
TELECOM - WIRELINE -- 0.3%
Motorola, Inc.                                                     36,420   $        512,429
                                                                            ----------------
TELEPHONE SERVICES -- 1.2%
AT&T Corp.                                                          6,020   $        122,206
BellSouth Corp.                                                    10,420            294,886
SBC Communications, Inc.                                           35,080            914,536
Verizon Communications, Inc.                                       20,990            736,329
                                                                            ----------------
                                                                            $      2,067,957
                                                                            ----------------
TOBACCO -- 1.1%
Altria Group, Inc.                                                 32,896   $      1,790,200
                                                                            ----------------
UTILITIES - ELECTRIC POWER -- 0.6%
Dominion Resources, Inc.                                              690   $         44,043
Duke Energy Corp.                                                   3,280             67,076
Energy East Corp.                                                   6,190            138,656
PG&E Corp.*                                                         9,190            255,206
Public Service Enterprise Group, Inc.                               1,930             84,534
TXU Corp.                                                          15,800            374,776
                                                                            ----------------
                                                                            $        964,291
                                                                            ----------------
    Total U.S. Stocks                                                       $     46,710,872
                                                                            ----------------
    Total Stocks (Identified Cost, $85,280,465)                             $    102,626,882
                                                                            ----------------
BONDS -- 37.3%

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
FOREIGN BONDS -- 29.4%
AUSTRALIA -- 0.2%
Australian Government, 6.5s, 2013                        AUD          424   $        339,445
                                                                            ----------------
AUSTRIA -- 1.9%
Pfandbriefstelle der oesterreichischen
  Landes-Hypothekenbanken, 1.6s, 2011
  (Banks & Credit Cos.)                                  JPY       21,000   $        203,126
Republic of Austria, 5.5s, 2007                          EUR        1,166          1,581,239
Republic of Austria, 5s, 2012                                         367            488,152
Republic of Austria, 4.65s, 2018                                      706            892,886
                                                                            ----------------
                                                                            $      3,165,403
                                                                            ----------------
BELGIUM -- 0.4%
Kingdom of Belgium, 3.75s, 2009                          EUR          283   $        357,804
Kingdom of Belgium, 5s, 2012                                          240            318,759
                                                                            ----------------
                                                                            $        676,563
                                                                            ----------------
CANADA -- 1.3%
Government of Canada, 5.5s, 2009                         CAD          583   $        481,382
Government of Canada, 5.25s, 2012                                   1,320          1,068,706
Government of Canada, 8s, 2023                                        179            186,648
Province of Quebec, 1.6s, 2013                                     39,000            370,900
                                                                            ----------------
                                                                            $      2,107,636
                                                                            ----------------
DENMARK -- 1.2%
Kingdom of Denmark, 7s, 2007                             DKK        3,588   $        685,024
Kingdom of Denmark, 6s, 2009                                        3,819            715,478
Kingdom of Denmark, 5s, 2013                                        3,298            581,175
                                                                            ----------------
                                                                            $      1,981,677
                                                                            ----------------
FINLAND -- 2.1%
Republic of Finland, 2.75s, 2006                         EUR          167   $        209,977
Republic of Finland, 3s, 2008                                       1,727          2,128,738
Republic of Finland, 5.375s, 2013                                     933          1,273,369
                                                                            ----------------
                                                                            $      3,612,084
                                                                            ----------------
FRANCE -- 2.6%
Government of France, 4.75s, 2007                        EUR          489   $        648,560
Government of France, 4s, 2009                                      2,072          2,644,660
Government of France, 5s, 2011                                        156            207,429
Government of France, 4.75s, 2012                                     349            457,091
Government of France, 6s, 2025                                        321            464,437
                                                                            ----------------
                                                                            $      4,422,177
                                                                            ----------------
GERMANY -- 5.4%
Federal Republic of Germany,
  4.75s, 2008^                                           EUR          356   $        473,733
Federal Republic of Germany, 4.5s, 2009                             3,778          4,948,521
Federal Republic of Germany, 5.25s, 2010                            1,662          2,252,202
KFW Kreditanstalt fuer Wiederaufbau,
  3.25s, 2008                                                       1,070          1,337,382
                                                                            ----------------
                                                                            $      9,011,838
                                                                            ----------------
GREECE -- 0.4%
Republic of Greece, 3.5s, 2008                           EUR          545   $        686,447
                                                                            ----------------
IRELAND -- 1.9%
Republic of Ireland, 4.25s, 2007                         EUR          645   $        840,286
Republic of Ireland, 3.25s, 2009                                      523            646,827
Republic of Ireland, 5s, 2013                                       1,088          1,446,023
Republic of Ireland, 4.6s, 2016                                       221            280,875
                                                                            ----------------
                                                                            $      3,214,011
                                                                            ----------------
ITALY -- 1.9%
Republic of Italy, 4.5s, 2007                            EUR          366   $        479,918
Republic of Italy, 4.75s, 2013                                        982          1,277,687
Republic of Italy, 5.25s, 2017                                      1,089          1,450,892
                                                                            ----------------
                                                                            $      3,208,497
                                                                            ----------------
MALAYSIA -- 0.1%
Petronas Capital Ltd., 7.875s,
  2022(Oil Services)##                                   $            100   $        118,496
                                                                            ----------------
MEXICO -- 0.2%
Pemex Project Funding Master Trust,
  8.625s, 2022(Oil Services)                             $            346   $        383,195
                                                                            ----------------
NETHERLANDS -- 2.5%
Kingdom of Netherlands, 5.75s, 2007                      EUR          307   $        417,078
Kingdom of Netherlands, 3.75s, 2009                                 1,813          2,290,378
Kingdom of Netherlands, 5s, 2012                                    1,130          1,508,043
                                                                            ----------------
                                                                            $      4,215,499
                                                                            ----------------
NEW ZEALAND -- 0.6%
Government of New Zealand, 7s, 2009                      NZD          313   $        216,046
Government of New Zealand, 6.5s, 2013                               1,243            846,229
                                                                            ----------------
                                                                            $      1,062,275
                                                                            ----------------
PORTUGAL -- 0.5%
Republic of Portugal, 5.45s, 2013                        EUR          617   $        843,322
                                                                            ----------------
QATAR
State of Qatar, 9.75s, 2030                              $             43   $         60,630
                                                                            ----------------
SOUTH AFRICA -- 0.2%
Republic of South Africa, 8.5s, 2017                     $            212   $        252,810
                                                                            ----------------
SPAIN -- 3.8%
Kingdom of Spain, 6s, 2008                               EUR        2,779   $      3,854,200
Kingdom of Spain, 5.35s, 2011                                       1,290          1,757,947
Kingdom of Spain, 5.5s, 2017                                          615            845,584
                                                                            ----------------
                                                                            $      6,457,731
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
SWEDEN -- 1.0%
Kingdom of Sweden, 5.5s, 2012                            SEK        2,375   $        349,805
Spintab AB, 5s, 2008
  (Banks & Credit Cos.)                                             9,400          1,339,608
                                                                            ----------------
                                                                            $      1,689,413
                                                                            ----------------
UNITED KINGDOM -- 1.2%
United Kingdom Treasury, 7.25s, 2007                     GBP        1,010   $      1,974,178
                                                                            ----------------
    Total Foreign Bonds                                                     $     49,483,327
                                                                            ----------------
U.S. BONDS -- 6.8%
AEROSPACE -- 0.1%
BAE Systems Holding, Inc.,
  6.4s, 2011##                                           $             80   $         85,994
                                                                            ----------------
ASSET BACKED & SECURITIZED -- 1.2%
Commercial Mortgage Asset Trust,
  0.91s, 2032(Interest Only)##                           $          4,651   $        264,600
Deutsche Mortgage & Asset
  Receiving Corp., 6.538s, 2031                                       287            314,317
First Union Lehman Brothers Bank,
  6.56s, 2035                                                         146            163,027
First Union National Bank Commercial
  Mortgage Trust, 7.39s, 2031                                         293            339,517
First Union National Bank Commercial
  Mortgage Trust,
  0.98s, 2043 (Interest Only)##                                     8,885            486,053
GMAC Commercial
  Mortgage Securities, Inc.,
  6.42s, 2035                                                         146            162,588
LB-UBS Commercial Mortgage Trust,
  7.95s, 2010                                                         220            262,190
                                                                            ----------------
                                                                            $      1,992,292
                                                                            ----------------
AUTOMOTIVE -- 0.1%
General Motors Acceptance Corp.,
  6.125s, 2006                                           $            217   $        232,244
                                                                            ----------------
ENERGY - INTEGRATED -- 0.1%
Amerada Hess Corp., 7.3s, 2031                           $            183   $        188,965
                                                                            ----------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES - 0.1%
HCA, Inc., 8.75s, 2010                                   $            140   $        166,703
                                                                            ----------------
OIL SERVICES -- 0.1%
Halliburton Co., 5.5s, 2010##                            $            147   $        153,735
                                                                            ----------------
SUPRANATIONAL -- 0.1%
Corp. Andina De Fomento, 6.875s,
  2012                                                   $            208   $        230,789
                                                                            ----------------
U.S. TREASURY OBLIGATIONS -- 4.9%
U.S. Treasury Bonds, 8s, 2021                            $            251   $        338,987
U.S. Treasury Notes, 2.375s, 2006                                     717            720,865
U.S. Treasury Notes, 3.5s, 2006                                       546            564,364
U.S. Treasury Notes, 3.25s, 2007                                      625            637,524
U.S. Treasury Notes, 3.375s, 2007                                   2,383          2,581,780
U.S. Treasury Notes, 6.125s, 2007                                     348            389,475
U.S. Treasury Notes, 2.625s, 2008                                     206            202,902
U.S. Treasury Notes, 3.125s, 2008                                     320            319,813
U.S. Treasury Notes, 5s, 2011                                         502            539,120
U.S. Treasury Notes, 4s, 2012                                         763            755,668
U.S. Treasury Notes, 4.25s, 2013                                    1,088          1,089,360
                                                                            ----------------
                                                                            $      8,139,858
                                                                            ----------------
UTILITIES - ELECTRIC POWER -- 0.1%
FirstEnergy Corp., 6.45s, 2011                           $            148   $        153,394
                                                                            ----------------
    Total U.S. Bonds                                                        $     11,343,974
                                                                            ----------------
MUNICIPAL BONDS -- 1.1%
California Infrastructure & Economic
  Development Bank Revenue, 5s, 2033                     $          1,000   $      1,027,660
Metropolitan Transportation Authority
  New York, 5s, 2032                                                  200            204,774
New Jersey State Turnpike Authority
  Turnpike Revenue, 6s, 2013                                          430            512,466
University of California Revenue,
  5s, 2033                                                            170            174,362
                                                                            ----------------
    Total Municipal Bonds                                                   $      1,919,262
                                                                            ----------------
    Total Bonds (Identified Cost, $56,018,958)                              $     62,746,563
                                                                            ----------------
SHORT-TERM OBLIGATIONS -- 1.1%
New Center Asset Trust, due 1/02/04, at
  Amortized Cost                                         $          1,769   $      1,768,952
                                                                            ----------------
COLLATERAL FOR SECURITIES LOANED -- 1.0%
Navigator Securities Lending Prime Portfolio             $         48,925   $         48,925
Goldman Sachs & Co. Repurchase
  Agreement 1.2%, 1/02/04                                       1,626,660          1,626,660
                                                                            ----------------
    Total Collateral for Securities loaned,
      at Cost                                                               $      1,675,585
                                                                            ----------------

CALL OPTIONS PURCHASED

                                                         PRINCIPAL AMOUNT
                                                           OF CONTRACTS
ISSUER/EXPIRATION MONTH/PRICE                              (000 OMITTED)
Japanese Yen/February/103
  (Premiums Paid, $10,026)                               $        500,716   $          4,006
                                                                            ----------------
    Total Investments
      (Identified Cost, $144,753,986)                                       $    168,821,988
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.4%)                                                        (602,181)
                                                                            ----------------
    Net Assets -- 100.0%                                                    $    168,219,807
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
GOVERNMENT SECURITIES SERIES
BONDS -- 97.2%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
ASSET BACKED & SECURITIZED -- 0.2%
Federal Home Loan Mortgage Corp.,
  3.108s, 2035                                           $          1,335   $      1,328,325
                                                                            ----------------
MORTGAGE BACKED -- 29.4%
Federal Home Loan Bank, 7.5s, 2027                       $            348   $        374,102
Federal Home Loan Mortgage Corp.,
  6.5s, 2032                                                       14,635         15,330,196
Federal Home Loan Mortgage Corp., 7s, 2032                          2,376          2,513,766
Federal Home Loan Mortgage Corp.,
  5.5s, 2033                                                       35,568         36,016,056
Federal National Mortgage Assn., 5s, 2018                           2,844          2,904,107
Federal National Mortgage Assn., 5.5s,
  1999 - 2033                                                      75,875         77,301,323
Federal National Mortgage Assn.,
  5.975s, 2020                                                         12             12,137
Federal National Mortgage Assn., 6.5s,
  2016 - 2032                                                      80,462         84,413,707
Federal National Mortgage Assn., 7.5s,
  2017 - 2031                                                       5,317          5,685,408
Government National Mortgage Assn.,
  12.25s, 2015                                                          2              2,607
Government National Mortgage Assn.,
  7.5s, 2023                                                          185            199,505
Government National Mortgage Assn.,
  6.5s, 2024                                                           11             11,168
Government National Mortgage Assn.,
  7.5s, 2024                                                          314            337,929
Government National Mortgage Assn.,
  6.5s, 2026                                                          140            147,537
Government National Mortgage Assn.,
  6.5s, 2028                                                        7,159          7,555,280
Government National Mortgage Assn.,
  7.5s, 2030                                                        2,574          2,740,823
                                                                            ----------------
                                                                            $    235,545,651
                                                                            ----------------
U.S. GOVERNMENT AGENCIES -- 52.8%
Aid To Lebanon, 7.62s, 2009                              $          5,822   $      6,633,639
Aid To Peru, 9.98s, 2008                                            2,729          3,122,502
Empresa Energetica Cornito Ltd., 6.07s, 2010                        8,160          9,025,694
Federal Home Loan Bank, 2.25s, 2006                                22,465         22,470,055
Federal Home Loan Bank, 2.875s, 2006                               17,245         17,428,176
Federal Home Loan Bank, 4.5s, 2013                                  6,150          6,058,961
Federal Home Loan Mortgage Corp.,
  2.875s, 2006                                                     15,914         16,028,087
Federal Home Loan Mortgage Corp.,
  2.75s, 2008                                                      23,205         22,833,975
Federal Home Loan Mortgage Corp.,
  3.625s, 2008                                                     14,744         14,841,561
Federal Home Loan Mortgage Corp., 7s, 2010                          8,626         10,065,792
Federal National Mortgage Assn., 3.25s, 2008                       36,295         36,006,237
Federal National Mortgage Assn.,
  6s, 2008 - 2033                                                 117,492        123,842,266
Federal National Mortgage Assn., 5.5s, 2011                        13,355         14,402,152
Federal National Mortgage Assn.,
  5.125s, 2014                                                     12,069         12,110,976
Financing Corp., 9.8s, 2018                                         7,760         11,403,080
Financing Corp., 10.35s, 2018                                       3,535          5,414,181
Resolution Funding Corp., 8.875s, 2020                              6,000          8,365,014
Small Business Administration, 8.4s, 2007                              74             77,584
Small Business Administration, 9.65s, 2007                             36             38,279
Small Business Administration, 8.7s, 2009                             315            336,451
Small Business Administration, 9.05s, 2009                             59             62,516
Small Business Administration, 10.05s, 2009                            28             30,557
Small Business Administration, 6.34s, 2021                          3,430          3,721,365
Small Business Administration, 6.35s, 2021                          4,213          4,574,454
Small Business Administration, 6.44s, 2021                          4,346          4,735,368
Small Business Administration, 6.625s, 2021              $          4,507   $      4,949,959
Small Business Administration, 6.07s, 2022                          3,745          4,010,059
Small Business Administration, 4.89s, 2023                          5,051          5,023,093
Small Business Administration, 4.98s, 2023                          1,968          1,970,557
Student Loan Marketing Assn., 5.25s, 2006                          30,315         32,323,399
Tennessee Valley Authority, 0s, 2042                               12,573          8,520,345
U.S. Department of Housing & Urban
  Development, 6.36s, 2016                                          6,000          6,633,198
U.S. Department of Housing & Urban
  Development, 6.59s, 2016                                          5,744          6,250,828
                                                                            ----------------
                                                                            $    423,310,360
                                                                            ----------------
U.S. TREASURY OBLIGATIONS -- 14.8%
Principal Stripped Payments, 0s, 2017                    $         18,000   $      9,191,160
Principal Stripped Payments, 0s, 2023                              13,345          4,702,231
U.S. Treasury Bonds, 12s, 2013                                        199            274,946
U.S. Treasury Bonds, 7.25s, 2016                                    5,592          6,975,802
U.S. Treasury Bonds, 9.25s, 2016                                   10,880         15,616,630
U.S. Treasury Bonds, 6.875s, 2025                                   7,944          9,718,054
U.S. Treasury Bonds, 6.125s, 2029                                   4,217          4,778,717
U.S. Treasury Bonds, 6.25s, 2030                                    9,958         11,491,373
U.S. Treasury Bonds, 5.375s, 2031                                   2,533          2,641,544
U.S. Treasury Notes, 5.75s, 2005                                   21,355         22,928,265
U.S. Treasury Notes, 3.375s, 2007                                  17,912         19,403,192
U.S. Treasury Notes, 5s, 2011                                       1,877          2,015,795
U.S. Treasury Notes, 1.875s, 2013                                   9,300          9,233,641
                                                                            ----------------
                                                                            $    118,971,350
                                                                            ----------------
    Total U.S. Bonds                                                        $    779,155,686
                                                                            ----------------
    Total Bonds
      (Identified Cost, $759,268,128)                                       $    779,155,686
                                                                            ----------------
REPURCHASE AGREEMENT -- 2.0%
Goldman Sachs, Inc.,dated 12/31/03,
  due 1/2/04, total to be received
  $16,259,447 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                      $         16,259   $     16,259,000
                                                                            ----------------
    Total Investments
      (Identified Cost, $775,527,128)                                       $    795,414,686
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                         6,428,495
                                                                            ----------------
    Net Assets -- 100.0%                                                    $    801,843,181
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
HIGH YIELD SERIES
BONDS -- 91.6%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- 83.1%
ADVERTISING & BROADCASTING -- 4.7%
Allbritton Communications Co., 7.75s, 2012               $          2,050   $      2,126,875
Emmis Communications Corp., 0s to 2006,
  12.5s to 2011                                                     1,777          1,645,946
Granite Broadcasting Corp., 10.375s, 2005                             894            895,118
Granite Broadcasting Corp., 9.75s, 2010                             2,245          2,239,387
Lamar Media Corp., 7.25s, 2013                                      1,225          1,316,875
Muzak LLC/Muzak Finance Corp., 10s, 2009                            1,265          1,347,225
Paxson Communications Corp., 10.75s, 2008                           1,065          1,162,181
Paxson Communications Corp., 0s to 2006,
  12.25s, 2009                                                      1,285          1,127,588
Pegasus Communications Corp., 12.5s, 2007                           1,250          1,181,250
Primedia, Inc., 8s, 2013                                              500            510,000
Radio One, Inc., 8.875s, 2011                                       1,140          1,256,850
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                      2,305          2,460,587
XM Satellite Radio, Inc., 0s to 2005,
  14s to 2009                                                       1,503          1,343,101
XM Satellite Radio, Inc., 12s, 2010                                   960          1,084,800
Young Broadcasting, Inc., 8.5s, 2008                                1,750          1,881,250
                                                                            ----------------
                                                                            $     21,579,033
                                                                            ----------------
AEROSPACE -- 1.7%
Alliant Techsystems, Inc., 8.5s, 2011                    $          1,655   $      1,820,500
Be Aerospace, Inc., 8.5s, 2010                                        210            225,225
Be Aerospace, Inc., 8.875s, 2011                                      900            843,750
Hexcel Corp., 9.875s, 2008                                            235            264,963
Hexcel Corp., 9.75s, 2009                                           1,900          1,990,250
K & F Industries, Inc., 9.25s, 2007                                 1,262          1,301,437
K & F Industries, Inc., 9.625s, 2010                                  535            599,869
Transdigm, Inc., 8.375s, 2011                                         925            983,969
                                                                            ----------------
                                                                            $      8,029,963
                                                                            ----------------
AIRLINES -- 0.6%
Continental Airlines, Inc., 6.748s, 2017                 $            380   $        313,962
Continental Airlines, Inc., 6.9s, 2017                                390            326,492
Continental Airlines, Inc., 6.795s, 2020                              988            834,452
Continental Airlines, Inc., 7.566s, 2020                            1,212          1,021,775
Delta Air Lines, Inc., 7.92s, 2012                                    370            335,008
                                                                            ----------------
                                                                            $      2,831,689
                                                                            ----------------
AIRLINES PASS-THROUGH
Airplane Pass-Through Trust, 10.875s, 2019+              $            691   $         13,828
                                                                            ----------------
APPAREL MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005**                  $          3,585   $        466,050
Westpoint Stevens, Inc., 7.875s, 2008**                               610             79,300
                                                                            ----------------
                                                                            $        545,350
                                                                            ----------------
AUTOMOTIVE -- 3.8%
Advanced Accesory Systems LLC,
  10.75s, 2011                                           $            350   $        385,438
Arvinmeritor, Inc., 8.75s, 2012                                     1,310          1,499,950
Collins & Aikman Products Co., 10.75s, 2011                         1,385          1,360,762
Cummins Engine Co., Inc., 9.5s, 2010##                                555            638,250
Dana Corp., 6.5s, 2009                                                700            742,875
Dana Corp., 10.125s, 2010                                             405            471,825
Dana Corp., 9s, 2011                                                  525            632,625
Dura Operating Corp., 9s, 2009                                        555            555,000
Eagle-Picher, Inc., 9.75s, 2013                                       660            712,800
Ford Motor Credit Co., 7s, 2013                                     2,177          2,296,036
Metaldyne Corp., 11s, 2012                                          1,465          1,347,800
Metaldyne Corp., 10s, 2013                                            705            712,050
Navistar International Corp., 9.375s, 2006                            740            816,775
Tenneco Automative, Inc., 10.25s, 2013                              1,980          2,252,250
Tenneco Automotive, Inc., 11.625s, 2009                             1,005          1,085,400
TRW Automotive Acquisition Corp.,
  9.375s, 2013                                                      1,130          1,291,025
TRW Automotive Acquisition Corp., 11s, 2013              $            480   $        565,200
Venture Holdings, 9.5s, 2005**                                        980             24,500
                                                                            ----------------
                                                                            $     17,390,561
                                                                            ----------------
BASIC INDUSTRY -- 0.4%
Foamex LP/ Capital Corp., 10.75s, 2009                   $            905   $        862,013
Trimas Corp., 9.875s, 2012                                            760            792,300
                                                                            ----------------
                                                                            $      1,654,313
                                                                            ----------------
BROADCAST & CABLE TV -- 4.1%
Avalon Cable Holdings LLC, 11.875s, 2008                 $          1,229   $      1,296,500
CCO Holdings LLC, 8.75s, 2013                                         665            676,637
Charter Communications Holdings,
  8.25s, 2007                                                       3,430          3,224,200
Charter Communications Holdings,
  8.625s, 2009                                                      3,100          2,704,750
CSC Holdings, Inc., 8.125s, 2009                                    3,035          3,262,625
DirecTv Holdings LLC, 8.375s, 2013                                    565            655,400
Insight Midwest, 9.75s, 2009                                        2,440          2,580,300
Mediacom Broadband LLC, 11s, 2013                                   1,390          1,560,275
Mediacom LLC/Capital Corp., 9.5s, 2013                              1,455          1,542,300
Telenet Communications, 9s, 2013                                      895          1,161,485
                                                                            ----------------
                                                                            $     18,664,472
                                                                            ----------------
BUILDING -- 1.9%
Atrium Cos., Inc., 10.5s, 2009                           $          1,605   $      1,717,350
Formica Corp., 10.875s, 2009**                                      1,310            229,250
Interface, Inc., 10.375s, 2010                                      1,235          1,306,013
Jacuzzi Brands, Inc., 9.625s, 2010##                                  675            742,500
MMI Products, Inc., 11.25s, 2007                                      345            281,175
Nortek, Inc., 9.25s, 2007                                           1,790          1,839,225
Nortek, Inc., 8.875s, 2008                                            915            957,319
Nortek, Inc., 9.875s, 2011                                            165            181,912
Williams Scotsman, Inc., 9.875s, 2007                               1,315          1,331,437
Williams Scotsman, Inc., 10s, 2008                                    275            301,469
                                                                            ----------------
                                                                            $      8,887,650
                                                                            ----------------
BUSINESS SERVICES -- 1.7%
General Binding Corp., 9.375s, 2008                      $          1,840   $      1,858,400
Iron Mountain, Inc., 8.625s, 2013                                     760            820,800
Iron Mountain, Inc., 7.75s, 2015                                      650            680,875
Lucent Technologies, Inc., 5.5s, 2008                               2,500          2,325,000
Xerox Corp., 7.625s, 2013                                           2,135          2,305,800
                                                                            ----------------
                                                                            $      7,990,875
                                                                            ----------------
CHEMICALS -- 3.9%
Compass Minerals Group, Inc., 10s, 2011                  $          1,530   $      1,713,600
Equistar Chemicals, 10.625s, 2011                                   2,495          2,738,224
Huntsman ICI Holdings, 0s, 2009                                       250            120,625
Huntsman ICI Holdings, 9.875s, 2009                                   325            355,875
Huntsman ICI Holdings, 10.125s, 2009                                2,005          2,065,150
Huntsman International LLC, 9.875s, 2009##                            340            372,300
IMC Global, Inc., 10.875s, 2013##                                   1,570          1,719,150
Johnson Diversey, Inc., 9.625s, 2012                     EUR        1,580          1,808,013
Johnson Diversey, Inc., 10.67s, 2013                     $          1,020            780,300
Koppers, Inc., 9.875s, 2013                                           280            308,700
Lyondell Chemical Co., 9.875s, 2007                                   280            295,400
Lyondell Chemical Co., 9.5s, 2008                                     650            679,250
MacDermid, Inc., 9.125s, 2011                                         770            862,400
Nalco Co., 7.75s, 2011                                                470            502,900
Nalco Co., 8.875s, 2013                                               885            938,100
Resolution Performance Products, 8s, 2009                             440            455,400
Rockwood Specialties Corp.,
  10.625s, 2011##                                                     995          1,109,425
Sovereign Specialty Chemicals,
  11.875s, 2010                                                     1,200          1,200,000
                                                                            ----------------
                                                                            $     18,024,812
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
CONGLOMERATES -- 0.4%
Rexnord Corp., 10.125s, 2012                             $            620   $        678,900
SPX Corp., 7.5s, 2013                                               1,160          1,261,500
                                                                            ----------------
                                                                            $      1,940,400
                                                                            ----------------
CONSUMER GOODS & SERVICES -- 2.1%
American Safety Razor Co., 9.875s, 2005                  $          1,000   $      1,000,000
Kindercare Learning Centers, Inc., 9.5s, 2009                       2,155          2,187,325
Remington Arms, Inc., 10.5s, 2011                                   1,420          1,512,300
Revlon Consumer Products Corp., 12s, 2005                             520            520,000
Samsonite Corp., 10.75s, 2008                                       1,175          1,216,125
Sealy Mattress, 9.875s, 2007                                        2,265          2,344,275
Tempur Pedic, Inc., 10.25s, 2010                                      695            774,925
                                                                            ----------------
                                                                            $      9,554,950
                                                                            ----------------
CONTAINERS -- 1.7%
Graham Packaging Co., 8.75s, 2008##                      $          1,500   $      1,533,750
Huntsman Packaging Corp., 13s, 2010                                 1,455          1,331,325
Owens-Brockway Glass Container,
  8.75s, 2012                                                       1,285          1,431,169
Owens-Brockway Glass Container,
  8.25s, 2013                                                       2,565          2,754,168
Plastipak Holdings, Inc., 10.75s, 2011                                705            784,313
                                                                            ----------------
                                                                            $      7,834,725
                                                                            ----------------
CORPORATE ASSET-BACKED -- 2.2%
Anthracite CDO Ltd., 6s, 2037##                          $          1,300   $      1,088,344
Commercial Mortgage Acceptance Corp.,
  5.44s, 2013                                                       2,700          2,393,143
Deutsche Mortgage & Asset Receiving Corp.,
  7.5s, 2031                                                        1,100            821,306
First Union Lehman Brothers Commercial,
  7s, 2029                                                            600            563,940
Morgan Stanley Capital I, Inc., 7.738s, 2039                        1,490          1,436,894
Mortgage Capital Funding, Inc., 7.214s, 2007                        1,000          1,016,588
Nationslink Funding Corp., 5s, 2010                                 3,000          2,733,004
                                                                            ----------------
                                                                            $     10,053,219
                                                                            ----------------
DEFENSE ELECTRONICS -- 0.2%
L-3 Communications Corp., 8s, 2008                       $            800   $        833,000
                                                                            ----------------
ENERGY - INDEPENDENT -- 2.7%
Belden & Blake Corp., 9.875s, 2007                       $            755   $        743,675
Chesapeake Energy Corp., 8.125s, 2011##                             1,730          1,920,300
Chesapeake Energy Corp., 6.875s, 2016                               1,400          1,442,000
Encore Acquisition Co., 8.375s, 2012                                1,610          1,742,825
Magnum Hunter Resources, Inc., 9.6s, 2012                             820            930,700
Pioneer Natural Resources Co., 7.5s, 2012                             975          1,120,603
Stone Energy Corp., 8.25s, 2011                                       570            619,875
Vintage Petroleum, Inc., 8.25s, 2012                                  975          1,060,312
Westport Resources Corp., 8.25s, 2011                               2,495          2,744,500
                                                                            ----------------
                                                                            $     12,324,790
                                                                            ----------------
ENTERTAINMENT -- 2.1%
AMC Entertainment, Inc., 9.5s, 2011                      $          2,495   $      2,619,750
Premier Parks, Inc., 9.75s, 2007                                      165            173,044
Regal Cinemas Corp., 9.375s, 2012                                   1,700          1,921,000
Six Flags, Inc., 9.75s, 2013                                        2,085          2,194,462
Six Flags, Inc., 9.625s, 2014                                         720            754,200
Vail Resorts, Inc., 8.75s, 2009                                     1,815          1,914,825
                                                                            ----------------
                                                                            $      9,577,281
                                                                            ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.7%
Merisant Co., 9.5s, 2013##                               $          1,455   $      1,549,575
Michael Foods, Inc., 8s, 2013                                         990          1,032,075
Pinnacle Foods Holding Corp., 8.25s, 2013                             215            219,300
Seminis Vegetable Seeds, Inc., 10.25s, 2013                           250            268,750
                                                                            ----------------
                                                                            $      3,069,700
                                                                            ----------------
FOREST & PAPER PRODUCTS -- 2.8%
Boise Cascade Corp., 7s, 2013                            $          1,380   $      1,434,569
Buckeye Cellulose Corp., 8s, 2010                                     395            387,100
Buckeye Technologies, Inc., 8.5s, 2013                   $          1,165   $      1,246,550
Fibermark, Inc., 10.75s, 2011                                       1,100            682,000
Georgia Pacific Corp., 9.375s, 2013                                 2,220          2,553,000
Graphic Packaging International, Inc.,
  8.5s, 2011                                                          420            459,900
Graphic Packaging International, Inc.,
  9.5s, 2013                                                        2,140          2,364,700
Greif Brothers Corp., 8.875s, 2012                                  1,135          1,248,500
Jefferson Smurfit Corp., 8.25s, 2012                                1,695          1,839,075
Speciality Paperboard, Inc., 9.375s, 2006                             800            496,000
                                                                            ----------------
                                                                            $     12,711,394
                                                                            ----------------
GAMING & LODGING -- 4.1%
Ameristar Casinos, Inc., 10.75s, 2009                    $            910   $      1,046,500
Argosy Gaming Co., 9s, 2011                                           530            586,975
Aztar Corp., 8.875s, 2007                                           1,365          1,424,719
Aztar Corp., 9s, 2011                                                 450            493,875
CBRE Escrow, Inc., 9.75s, 2010##                                      220            244,200
Coast Hotels & Casinos, Inc., 9.5s, 2009                            1,155          1,221,413
Corrections Corp. of America, 9.875s, 2009                          1,040          1,160,900
Corrections Corp. of America, 7.5s, 2011                              590            619,500
Forest City Enterprises, Inc., 7.625s, 2015                           165            175,106
Hilton Hotels Corp., 7.625s, 2012                                     875            983,281
Hollywood Park, Inc., 9.25s, 2007                                   1,585          1,640,475
Host Marriott LP, 9.5s, 2007                                           25             27,813
Host Marriott LP, 8.45s, 2008                                         807            841,297
Mandalay Resort Group, 9.375s, 2010                                 1,245          1,450,425
MGM Mirage, Inc., 8.5s, 2010                                        1,165          1,336,837
Park Place Entertainment Corp., 8.125s, 2011                        1,320          1,480,050
Pinnacle Entertainment, Inc., 8.75s, 2013                             495            503,663
Starwood Hotels & Resorts, 7.875s, 2012                               815            916,875
Venetian Casino Resort LLC, 11s, 2010                               1,670          1,937,200
Wackenhut Corrections Corp., 8.25s, 2013                              540            572,400
                                                                            ----------------
                                                                            $     18,663,504
                                                                            ----------------
HOME CONSTRUCTION -- 0.8%
D.R. Horton, Inc., 8s, 2009                              $          1,080   $      1,220,400
Technical Olympic USA, Inc., 9s, 2010                                 435            467,625
WCI Communities, Inc., 7.875s, 2013                                 2,100          2,215,500
                                                                            ----------------
                                                                            $      3,903,525
                                                                            ----------------
INDUSTRIAL -- 1.0%
Blount, Inc., 7s, 2005                                   $          1,815   $      1,824,075
Blount, Inc., 13s, 2009                                               985          1,061,338
Motors & Gears, Inc., 10.75s, 2006                                  1,075            870,750
MSW Energy Holdings LLC, 7.375s, 2010                                 850            888,250
                                                                            ----------------
                                                                            $      4,644,413
                                                                            ----------------
INSURANCE - PROPERTY & CASUALTY -- 0.6%
Willis Corroon Corp., 9s, 2009                           $          2,690   $      2,824,500
                                                                            ----------------
MACHINERY & TOOLS -- 3.9%
Agco Corp., 9.5s, 2008                                   $          2,375   $      2,594,688
Amsted Industries, Inc., 10.25s, 2011                               1,325          1,464,125
Case New Holland, Inc., 9.25s, 2011##                               1,560          1,747,200
Columbus McKinnon Corp., 8.5s, 2008                                   515            481,525
Columbus McKinnon Corp., 10s, 2010                                    670            713,550
JLG Industries, Inc., 8.25s, 2008                                     445            483,381
Joy Global, Inc., 8.75s, 2012                                       1,890          2,107,350
Manitowoc Co., Inc., 10.375s, 2011                       EUR          810          1,122,616
Manitowoc Co., Inc., 10.5s, 2012                         $            865            985,019
Terex Corp., 9.25s, 2011                                              400            440,000
Terex Corp., 10.375s, 2011                                          1,810          2,027,200
Terex Corp., 7.375s, 2014                                             900            920,250
United Rentals, Inc., 10.75s, 2008                                  2,000          2,250,000
United Rentals, Inc., 7.75s, 2013                                     425            434,031
                                                                            ----------------
                                                                            $     17,770,935
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 3.3%
Alliance Imaging, Inc., 10.375s, 2011                    $          1,550   $      1,643,000
Beverly Enterprises, Inc., 9.625s, 2009                             1,875          2,071,875
Fisher Scientific International, Inc.,
  8.125s, 2012                                                      1,755          1,882,237
Genesis Healthcare Corp., 8s, 2013                                    195            203,288
HCA Healthcare Co., 7.875s, 2011                                    1,830          2,087,135
Insight Health Services Corp., 9.875s, 2011                         1,280          1,356,800
Mariner Health Care, Inc., 8.25s, 2013                              1,090          1,103,625
NDC Health Corp., 10.5s, 2012                                         375            421,875
Prime Medical Services, Inc., 8.75s, 2008                             610            588,650
Tenet Healthcare Corp., 6.5s, 2012                                  1,305          1,251,169
Triad Hospital, Inc., 8.75s, 2009                                     985          1,067,494
Triad Hospital, Inc., 7s, 2013                                      1,450          1,460,875
                                                                            ----------------
                                                                            $     15,138,023
                                                                            ----------------
MEDICAL EQUIPMENT -- 0.2%
Alpharma, Inc., 8.625s, 2011##                           $          1,120   $      1,134,000
                                                                            ----------------
METALS & MINING -- 1.4%
Arch Western Finance, LLC, 6.75s, 2013##                 $            970   $        996,675
Doe Run Resources Corp., 8.5s, 2008                                   646            238,974
Kaiser Aluminum & Chemical Corp.,
  9.875s, 2049**                                                    1,275          1,147,500
Kaiser Aluminum & Chemical Corp.,
  12.75s, 2049**                                                      255             56,100
Peabody Energy Corp., 6.875s, 2013                                  1,795          1,893,725
Steel Dynamics, Inc., 9.5s, 2009                                    1,130          1,254,300
U.S. Steel Corp., 9.75s, 2010                                         970          1,091,250
                                                                            ----------------
                                                                            $      6,678,524
                                                                            ----------------
NATURAL GAS - DISTRIBUTION -- 0.3%
Amerigas Partners LLP, 8.875s, 2011                      $          1,070   $      1,177,000
                                                                            ----------------
NATURAL GAS - PIPELINE -- 3.8%
ANR Pipeline Co., 8.875s, 2010                           $            370   $        416,250
ANR Pipeline Co., 9.625s, 2021                                      1,800          2,139,750
El Paso Natural Gas Corp., 7.625s, 2010                             2,100          2,157,750
El Paso Production Holdings Corp.,
  7.75s, 2013##                                                     2,105          2,073,425
Northwest Pipeline Corp., 8.125s, 2010                                310            344,100
Plains All American Pipeline LP, 7.75s, 2012                        1,710          1,972,913
Southern Natural Gas Co., 8.875s, 2010                              1,320          1,485,000
Williams Cos., Inc., 8.625s, 2010                                     555            628,537
Williams Cos., Inc., 7.125s, 2011                                   6,000          6,345,000
                                                                            ----------------
                                                                            $     17,562,725
                                                                            ----------------
OIL SERVICES -- 1.6%
Dresser, Inc., 9.375s, 2011                              $          1,190   $      1,294,125
Gulfmark Offshore, Inc., 8.75s, 2008                                1,795          1,857,825
Hanover Compressor Co., 0s, 2007                                      200            147,000
Hanover Compressor Co., 8.625s, 2010                                  155            162,845
Hanover Equipment Trust, 8.75s, 2011                                1,800          1,908,000
Parker Drilling Co., 9.625s, 2013                                     315            326,812
Premcor Refining Group, Inc., 7.75s, 2012                             555            571,650
SESI LLC, 8.875s, 2011                                              1,190          1,297,100
                                                                            ----------------
                                                                            $      7,565,357
                                                                            ----------------
OILS -- 0.3%
Citgo Petroleum Corp., 11.375s, 2011                     $            645   $        748,200
Tesoro Petroleum Corp., 8s, 2008                                      400            425,000
                                                                            ----------------
                                                                            $      1,173,200
                                                                            ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.2%
Unisys Corp., 8.125s, 2006                               $            830   $        896,400
                                                                            ----------------
POLLUTION CONTROL -- 1.5%
Allied Waste North America, Inc., 8.875s, 2008           $          1,135   $      1,271,200
Allied Waste North America, Inc., 6.5s, 2010                        3,605          3,659,075
Allied Waste North America, Inc., 7.875s, 2013                      1,700          1,840,250
                                                                            ----------------
                                                                            $      6,770,525
                                                                            ----------------
PRINTING & PUBLISHING -- 2.3%
Dex Media East LLC, 9.875s, 2009                         $            985   $      1,127,825
Dex Media West LLC, 8.5s, 2010                                        160            178,200
Dex Media West LLC, 9.875s, 2013                                    1,740          2,022,750
Dex Media, Inc., 8s, 2013                                           1,490          1,564,500
Hollinger International Publishing, Inc.,
  9s, 2010                                                            880            935,000
Hollinger International Publishing, Inc.,
  11.875s, 2011##                                                     595            646,319
Mail-Well Corp., 9.625s, 2012                                         770            854,700
Medianews Group, Inc., 6.875s, 2013                                 1,330          1,353,275
RH Donnelley Finance Corp., 8.875s, 2010                              350            393,750
RH Donnelley Finance Corp., 10.875s, 2012                           1,015          1,204,043
Transwestern Publishing Co., 9.625s, 2007                             425            439,875
                                                                            ----------------
                                                                            $     10,720,237
                                                                            ----------------
RAILROAD & SHIPPING -- 0.4%
Kansas City Southern Railway Co., 7.5s, 2009             $          1,795   $      1,839,875
                                                                            ----------------
RETAILERS -- 3.2%
Cole National Group, Inc., 8.625s, 2007                  $          1,135   $      1,157,700
Cole National Group, Inc., 8.875s, 2012                             1,645          1,760,150
Couche-Tard, 7.5s, 2013                                               320            337,600
Dollar General Corp., 8.625s, 2010                                  1,375          1,545,156
Finlay Enterprises, Inc., 9s, 2008                                    450            460,688
Finlay Fine Jewelry Corp., 8.375s, 2008                             1,805          1,868,175
J.Crew Operating Corp., 10.375s, 2007                               1,370          1,399,112
Oxford Industries, Inc., 8.875s, 2011##                               725            792,969
PCA LLC, 11.875s, 2009                                              1,290          1,412,550
Rite Aid Corp, 12.5s, 2006                                            955          1,107,800
Rite Aid Corp., 9.5s, 2011                                            550            620,125
Rite Aid Corp., 9.25s, 2013                                         2,095          2,299,262
                                                                            ----------------
                                                                            $     14,761,287
                                                                            ----------------
STEEL -- 0.6%
Commonwealth Aluminum Corp., 10.75s, 2006                $          1,405   $      1,433,100
Jorgensen (Earle M) Co., 9.75s, 2012                                1,060          1,176,600
WCI Steel, Inc., 10s, 2004**                                           75             24,375
                                                                            ----------------
                                                                            $      2,634,075
                                                                            ----------------
SUPERMARKETS -- 0.4%
Roundy's, Inc., 8.875s, 2012                             $          1,685   $      1,798,738
                                                                            ----------------
TELECOMMUNICATIONS - WIRELINE -- 3.5%
Qwest Services Corp., 13.5s, 2010##                      $          4,900   $      5,953,500
Qwest Services Corp., 7.25s, 2011                                   4,200          4,137,000
Qwest Services Corp., 9.125s, 2012##                                1,800          2,065,500
Time Warner Telecom, Inc., 10.125s, 2011                            1,400          1,491,000
Worldcom, Inc., 7.5s, 2011**                                        6,735          2,256,225
                                                                            ----------------
                                                                            $     15,903,225
                                                                            ----------------
UTILITIES - ELECTRIC POWER -- 6.2%
AES Corp., 8.875s, 2011                                  $          2,080   $      2,267,200
AES Corp., 8.75s, 2013##                                            2,175          2,430,562
AES Corp., 9s, 2015##                                               1,175          1,327,750
Allegheny Energy Supply Co., 8.75s, 2012                            1,400          1,319,500
Aquila, Inc., 8.75s, 2006                                             683            696,190
Calpine Corp., 8.5s, 2011                                           1,455          1,151,269
Calpine Corp., 8.75s, 2013##                                        2,745          2,655,787
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                                    1,741          1,970,981
CMS Energy Corp., 8.5s, 2011                                        2,400          2,592,000
Dynegy Holdings, Inc., 9.875s, 2010                                 1,220          1,372,500
Dynegy Holdings, Inc., 6.875s, 2011                                 2,540          2,339,975
Illinois Power Co., 11.5s, 2010                                       690            828,000
NRG Energy, Inc., 8s, 2013                                            650            682,500
PG&E Corp., 6.875s, 2008##                                            290            313,925
PSEG Energy Holdings, Inc., 8.625s, 2008                            1,850          2,018,813
Reliant Resources, Inc., 9.25s, 2010##                              1,285          1,362,100
Reliant Resources, Inc., 9.5s, 2013##                                 925            989,750
Teco Energy, Inc., 10.5s, 2007                                        725            846,438
Teco Energy, Inc., 7.5s, 2010                                       1,125          1,203,750
                                                                            ----------------
                                                                            $     28,368,990
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
UTILITIES - TELEPHONE -- 0.3%
Cincinnati Bell, Inc., 7.25s, 2013##                     $            870   $        913,500
Cincinnati Bell, Inc., 8.375s, 2014                                   495            532,125
                                                                            ----------------
                                                                            $      1,445,625
                                                                            ----------------
WIRELESS COMMUNICATIONS -- 5.4%
Alamosa Delaware, Inc., 0s, 2009                         $          1,477   $      1,329,300
Alamosa Delaware, Inc., 11s, 2010                                     331            359,135
American Tower Corp., 9.375s, 2009                                  1,150          1,224,750
American Tower Corp., 7.25s, 2011                                     475            483,313
Centennial Communications Corp.,
  10.125s, 2013                                                     1,840          2,019,400
Crown Castle International Corp., 7.5s, 2013                        1,385          1,391,925
Dobson Communications Corp., 8.875s, 2013                           2,095          2,121,187
Nextel Communications, Inc., 5.25s, 2010                            2,000          2,030,000
Nextel Communications, Inc., 7.375s, 2015                           6,065          6,519,875
Rural Cellular Corp., 9.75s, 2010                                   1,280          1,251,200
Rural Cellular Corp., 9.875s, 2010                                  1,560          1,661,400
Triton PCS, Inc., 8.75s, 2011                                       1,025          1,009,625
Triton PCS, Inc., 8.5s, 2013                                        1,040          1,118,000
Western Wireless Corp., 9.25s, 2013                                 2,060          2,173,300
                                                                            ----------------
                                                                            $     24,692,410
                                                                            ----------------
    Total U.S. Bonds                                                        $    381,579,098
                                                                            ----------------
FOREIGN BONDS -- 8.5%
AUSTRALIA -- 0.6%
Burns Philip Capital Property Ltd., 9.75s, 2012
  (Food & Non Alcoholic Beverages)                       $          2,580   $      2,760,600
                                                                            ----------------
CANADA -- 1.9%
Abitibi Consolidated, Inc., 8.55s, 2010
  (Forest & Paper Products)                              $          1,535   $      1,709,376
Acetex Corp., 10.875s, 2009 (Chemicals)                             1,465          1,626,150
Bombardier Recreational Products,
  8.375s, 2013 (Industrial)                                           530            553,850
Canwest Media, Inc., 10.625s, 2011
  (Advertising & Broadcasting)                                        320            365,600
Norske Skog Ltd., 8.625s, 2011
  (Forest & Paper Products)                                         1,735          1,821,750
Russel Metals, Inc., 10s, 2009
  (Metals & Mining)                                                   870            924,375
Videotron LTEE, 6.875s, 2014
  (Broadcast & Cable TV)                                            1,670          1,724,275
                                                                            ----------------
                                                                            $      8,725,376
                                                                            ----------------
CHILE -- 0.3%
Empresa Nacional de Electric, 8.35s, 2013
  (Utilities - Electric Power)                           $          1,190   $      1,337,730
                                                                            ----------------
FRANCE -- 1.5%
Crown Cork & Seal, 9.5s, 2011
  (Containers)                                           $          1,960   $      2,219,700
Crown Cork & Seal, 10.875s, 2013(Containers)                        1,630          1,917,287
Rhodia SA, 8.875s, 2011(Chemicals)##                                1,345          1,237,400
Vivendi Universal S.A. 6.25s, 2008
  (Advertising & Broadcasting)##                                      600            635,250
Vivendi Universal S.A. 9.25s, 2010
  (Advertising & Broadcasting)##                                      845          1,001,325
                                                                            ----------------
                                                                            $      7,010,962
                                                                            ----------------
GERMANY -- 0.3%
Kronos International, Inc., 8.875s,
  2009(Chemicals)                                        EUR           70   $         95,252
Messer Grieshiem, 10.375s, 2011(Chemicals)                            745          1,084,156
                                                                            ----------------
                                                                            $      1,179,408
                                                                            ----------------
IRELAND -- 0.6%
Eircom Funding, 8.25s, 2013
  (Telecommunications - Wireline)                        $            595   $        658,963
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                                         1,860          2,083,200
                                                                            ----------------
                                                                            $      2,742,163
                                                                            ----------------
LUXEMBOURG -- 0.7%
Millicom International Cellular S.A. 10s, 2013
  (Wireless Communications)                              $            880   $        928,400
Tyco International Group S.A. 6.75s, 2011
  (Conglomerates)                                                   2,100          2,294,250
                                                                            ----------------
                                                                            $      3,222,650
                                                                            ----------------
MEXICO -- 0.5%
Corparacion Durango S.A. 13.75s, 2009
  (Forest & Paper Products)**##                          $          1,800   $      1,080,000
Innova, 9.375s, 2013(Wireless
  Communications)                                                   1,100          1,128,875
TFM SA DE CV, 12.5s, 2012
  (Transportation Services)                                           264            300,960
                                                                            ----------------
                                                                            $      2,509,835
                                                                            ----------------
NETHERLANDS -- 0.6%
Aspropulsion, BV, 9.625s, 2013
  (Aerospace)                                            EUR          100   $        132,295
Kappa Beheer BV, 10.625s, 2009
  (Forest & Paper Products)                              $          2,415          2,584,050
                                                                            ----------------
                                                                            $      2,716,345
                                                                            ----------------
NORWAY -- 0.2%
Ocean Rig Norway AS, 10.25s, 2008
  (Oil Services)                                         $          1,060   $        996,400
                                                                            ----------------
RUSSIA -- 0.1%
Gazpromoao, 9.625s, 2013
  (Utilities - Gas)##                                    $            590   $        650,475
                                                                            ----------------
SINGAPORE -- 0.1%
Flextronics International Ltd., 6.5s, 2013
  (Electronics)                                          $            300   $        310,500
                                                                            ----------------
UNITED KINGDOM -- 1.1%
Colt Telecom Group PLC, ADR, 7.625s, 2009
  (Telecommunications - Wireline)                        EUR        1,800   $      2,267,911
Energis PLC, 9.75s, 2009
  (Telecommunications - Wireline)**                      $            620             12,400
Global Tele Systems Ltd., 10.875s, 2008
  (Telecommunications - Wireline)**                                   200                 20
Premier International Foods PLC, 12s, 2009
  (Food & Non Alcoholic Beverage Products)                            400            438,000
Telewest Communications PLC, 9.625s, 2006
  (Broadcast & Cable TV)**                                            440            278,300
Telewest Communications PLC, 11s, 2007
  (Broadcast & Cable TV)**                                            755            490,750
Telewest Communications PLC, 0s to 2004,
  9.25s, 2009(Broadcast & Cable TV)**                                 850            446,250
Telewest Communications PLC, 0s to 2005,
  11.375s, 2010(Broadcast & Cable TV)**                               415            203,350
United Biscuits Finance PLC, 10.625s, 2011
  (Food & Non Alcohol Beverage Products)                              600            865,586
                                                                            ----------------
                                                                            $      5,002,567
                                                                            ----------------
    Total Foreign Bonds                                                     $     39,165,011
                                                                            ----------------
    Total Bonds
      (Identified Cost, $397,504,875)                                       $    420,744,109
                                                                            ----------------

STOCKS -- 1.3%

ISSUER                                                        SHARES             VALUE
U.S. STOCKS -- 0.8%
APPAREL MANUFACTURERS
Sind Holdings, Inc.                                                 3,355   $        218,075
                                                                            ----------------
AUTOMOTIVE -- 0.2%
Hayes Lemmerz International, Inc.                                  46,631   $        844,954
Oxford Automotive, Inc.                                                21              4,673
                                                                            ----------------
                                                                            $        849,627
                                                                            ----------------
BASIC INDUSTRY
Thermadyne Holdings Corp.                                           6,890   $         84,747
                                                                            ----------------
BROADCAST & CABLE TV -- 0.2%
Sirius Satellite Radio, Inc.                                      259,867   $        821,180
                                                                            ----------------
CHEMICALS
Sterling Chemicals, Inc.                                              882   $         22,050
                                                                            ----------------
MACHINERY & TOOLS
Simonds Industries, Inc.                                            3,637   $          9,784
                                                                            ----------------
SPECIAL PRODUCTS & SERVICES
Ranger Industries, Inc.                                               788   $             39
                                                                            ----------------
TELECOMMUNICATIONS -- WIRELINE
XO Communications, Inc.                                               651   $          3,743
                                                                            ----------------
TELEPHONE SERVICES -- 0.3%
NTL, Inc.*                                                         21,195   $      1,478,351
                                                                            ----------------
UTILITIES - TELEPHONE -- 0.1%
ITC Deltacom, Inc.                                                 48,631   $        294,655
                                                                            ----------------
    Total U.S. Stocks                                                       $      3,782,251
                                                                            ----------------
FOREIGN STOCKS -- 0.5%
BERMUDA
Global Crossings Holdings Ltd., Preferred,
  (Telecommunications - Wireline)                                  12,893   $        125,707
                                                                            ----------------
NETHERLANDS -- 0.2%
Completel Europe N.V. (Telephone Services)                         18,750   $        664,309
Versatel Telecom International N.V.,
  (Telecommunications - Wireline)                                  20,520             44,728
                                                                            ----------------
                                                                            $        709,037
                                                                            ----------------
SWEDEN -- 0.3%
Song Networks Holding AB (Telephone Services)                     134,897   $      1,265,925
Song Networks Holding AB
  (Telephone Services), *                                          14,580             79,054
                                                                            ----------------
                                                                            $      1,344,979
                                                                            ----------------
UNITED KINGDOM
Jazztel PLC (Telecommunications - Wireline)*                      438,049   $        187,653
                                                                            ----------------
    Total Foreign Stocks                                                    $      2,367,376
                                                                            ----------------
    Total Stocks
      (Identified Cost, $14,253,062)                                        $      6,149,627
                                                                            ----------------
PREFERRED STOCKS -- 0.9%
UNITED STATES -- 0.9%
AUTOMOTIVE
Hayes Lemmerz International, Inc., 8s                                 155   $         11,470
                                                                            ----------------
BROADCAST & CABLE TV -- 0.5%
CSC Holdings, Inc., 11.125s                                        19,533   $      2,050,965
                                                                            ----------------
PRINTING & PUBLISHING -- 0.4%
Primedia, Inc., 8.625s                                             20,165   $      1,835,015
                                                                            ----------------
TELEPHONE SERVICES
    NTL, Inc., 10.5s                                                   38   $            285
                                                                            ----------------
    Total Preferred Stocks
      (Identified Cost, $3,182,976)                                         $      3,897,735
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
CONVERTIBLE PREFERRED STOCK -- 0.2%
WIRELESS COMMUNICATIONS -- 0.2%
Alamosa Holdings, Inc.,
  (Identified Cost, $592,000)                            $          2,368   $        757,760
                                                                            ----------------
CONVERTIBLE BOND
UNITED KINGDOM

Jazztel PLC, 12s, 2012
  (Telecommunications - Wireline)**
  (Identified Cost $217,553)                             $            134   $         85,958
                                                                            ----------------

WARRANTS

                                                              SHARES
GT Group Telecom, Inc. (Telephone Services)*                        2,900   $            725
Loral Orion Network Systems, Inc.
  (Business Services)*                                              1,000                 25
Loral Orion Network Systems, Inc.
  (Business Services)*                                              1,100                 31
Metronet Communications Corp.
  (Broadcast & Cable TV)*##                                           650                  7
Ono Finance PLC (Broadcast & Cable TV)*                             3,185                 32
Ono Finance PLC (Broadcast & Cable TV)*                               750                  7
Pliant Corp. (Containers)*##                                          660                  7
Sterling Chemicals, Inc. (Chemicals)*                                  40                 40
Thermadyne Holdings Corp. (Basic Industry)*                        10,899              9,809
Thermadyne Holdings Corp. (Basic Industry)*                         6,594              6,594
XM Satellite Radio, Inc. (Broadcast & Cable TV)*                    1,030             21,372
XO Communications, Inc.
  (Telecommunications - Wireline)*                                  1,302              2,539
XO Communications, Inc.
  (Telecommunications - Wireline)*                                    976              1,659
XO Communications, Inc.
  (Telecommunications - Wireline)*                                    976              1,074
                                                                            ----------------
    Total Warrants (Identified Cost, $1,135,055)                            $         43,921
                                                                            ----------------
SHORT-TERM OBLIGATION  4.0%

                                                         PRINCIPAL AMOUNT
                                                           (000 OMITTED)
Old Line Funding Corp., due 1/02/04, at
  Amortized Cost                                         $         18,356   $     18,355,505
                                                                            ----------------
REPURCHASE AGREEMENT -- 0.1%
Merrill Lynch, dated 12/31/03,
  due 1/2/04, total to be received
  $391,021(secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                      $            391   $        391,000
                                                                            ----------------
    Total Investments
      (Identified Cost, $437,599,587)                                       $    450,425,615
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.9%                                                         8,712,488
                                                                            ----------------
    Net Assets -- 100.0%                                                    $    459,138,103
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
INTERNATIONAL VALUE SERIES
STOCKS -- 99.9%

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- 99.9%
AUSTRALIA -- 1.7%
APN News & Media Ltd.
  (Printing & Publishing)*                                        169,255   $        509,762
Australia & New Zealand Banking Group Ltd.
  (Banks & Credit Cos.)*                                           43,983            585,509
Virgin Blue Holdings Ltd. (Airlines)*                              14,820             26,558
                                                                            ----------------
                                                                            $      1,121,829
                                                                            ----------------
AUSTRIA -- 0.8%
Boehler-Uddeholm AG (Steel)                                         2,470   $        166,621
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                               2,790            344,390
                                                                            ----------------
                                                                            $        511,011
                                                                            ----------------
BELGIUM -- 1.0%
Fortis (Banks & Credit Cos.)                                       33,340   $        670,848
                                                                            ----------------
BRAZIL -- 0.3%
Votorantim Celulose e Papel S.A., ADR
  (Forest & Paper Products)                                         7,000   $        219,450
                                                                            ----------------
CANADA -- 1.7%
Canadian National Railway Co.
  (Railroad & Shipping)                                             8,292   $        524,718
Encana Corp. (Natural Gas - Pipeline)^                              6,390            252,168
Talisman Energy, Inc.
  (Energy - Independent)                                            6,200            350,920
                                                                            ----------------
                                                                            $      1,127,806
                                                                            ----------------
CHINA -- 0.3%
Huaneng Power International, Inc.
  (Utilities - Electric Power)                                    122,000   $        211,354
                                                                            ----------------
DENMARK -- 1.8%
Danske Bank (Banks & Credit Cos.)                                  51,200   $      1,199,824
                                                                            ----------------
FINLAND -- 1.3%
Fortum Oyj (Energy - Independent)                                  81,200   $        836,879
                                                                            ----------------
FRANCE -- 9.1%
Aventis S.A. (Pharmaceuticals)                                      5,170   $        341,331
Credit Agricole S.A. (Banks & Credit Cos.)                         34,263            817,202
France Telecom S.A. (Telephone Services)                           35,140          1,003,264
Renault S.A. (Automotive)                                           7,200            496,219
Sanofi-Synthelabo S.A. (Pharmaceuticals)                            5,625            423,107
Suez S.A. (Utilities - Electric Power)                             34,200            686,428
Total Fina S.A., ADR
  (Energy - Integrated)                                            23,920          2,212,839
                                                                            ----------------
                                                                            $      5,980,390
                                                                            ----------------
GERMANY -- 3.7%
Bayerische Motoren Werke AG (Automotive)                           18,570   $        859,850
Linde AG (Specialty Chemicals)^                                     5,250            282,449
Porsche AG, Preferred (Automotive)                                    576            341,471
Schering AG (Pharmaceuticals)                                      12,940            654,596
Schwarz Pharma AG (Pharmaceuticals)^                               11,400            308,958
                                                                            ----------------
                                                                            $      2,447,324
                                                                            ----------------
GREECE -- 0.9%
Cosmote Mobile Communications S.A.
  (Telephone Services)                                             23,300   $        315,880
OPAP S.A. (Gaming & Lodging)                                       18,100            261,802
                                                                            ----------------
                                                                            $        577,682
                                                                            ----------------
HONG KONG -- 1.3%
CNOOC Ltd. (Energy - Independent)                                 178,500   $        350,620
Hong Kong Electric Holdings Ltd.
  (Utilities - Electric Power)                                    127,080            502,509
                                                                            ----------------
                                                                            $        853,129
                                                                            ----------------
HUNGARY -- 0.4%
OTP Bank Rt., GDR (Banks & Credit Cos.)*                            8,500   $        223,125
                                                                            ----------------
INDIA -- 0.3%
Bajaj Auto Ltd., GDR (Automotive)                                   9,100   $        221,130
                                                                            ----------------
INDONESIA -- 0.2%
PT Bank Rakyat Indonesia
  (Banks & Credit Cos.)*                                        1,012,500   $        150,267
                                                                            ----------------
IRELAND -- 4.2%
Anglo Irish Bank Corp., PLC
  (Banks & Credit Cos.)*                                           34,300   $        543,229
Bank of Ireland (Banks & Credit Cos.)                              82,230          1,118,942
Depfa Bank PLC (Banks & Credit Cos.)^                               2,700            340,527
IAWS Group PLC (Specialty Chemicals)                               22,800            278,651
Irish Life & Permanent PLC
  (Banks & Credit Cos.)                                            30,860            497,690
                                                                            ----------------
                                                                            $      2,779,039
                                                                            ----------------
ITALY -- 3.5%
Eni S.p.A (Energy - Integrated)                                    53,900   $      1,015,954
Italcementi S.p.A (Home Construction)                              59,800            455,838
Riunione Adriatica di Sicurta S.p.A (Insurance)                    18,900            321,476
Telecom Italia Mobile S.p.A.
  (Wireless Communications)^                                       88,700            481,675
                                                                            ----------------
                                                                            $      2,274,943
                                                                            ----------------
JAPAN -- 16.6%
Aeon Credit Service Co., Ltd.
  (Banks & Credit Cos.)                                             6,300   $        268,736
Brother Industries, Ltd. (Electronics)                             35,000            321,137
Canon, Inc. (Personal Computers &
  Peripheral)                                                      14,000            652,074
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                                42,300            608,431
Citizen Watch Co., Ltd. (Electronics)                              22,000            202,268
Credit Saison Co., Ltd.
  (Banks & Credit Cos.)                                            18,400            415,625
DENSO Corp. (Automotive)                                           20,100            395,865
Drake Beam Morin-Japan Inc.
  (Business Services)^                                              9,400            242,162
East Japan Railway Co.
  (Railroad & Shipping)                                                25            117,842
EDION Corp. (Specialty Stores)                                     18,800            176,006
Heiwa Corp. (Leisure & Toys)^                                      35,000            508,004
Honda Motor Co., Ltd. (Automotive)                                 24,200          1,075,204
IMPACT 21 Co., Ltd
  (Consumer Goods & Services)                                      23,400            448,845
JACCS Co., Ltd. (Banks & Credit Cos.)                             150,000            553,041
KDDI Corp. (Telephone Services)^                                      123            704,924
LAWSON, Inc. (Speciatly Stores)                                    13,600            464,610
Seiko Epson Corp. (Electronics)                                     8,100            378,028
Sekisui Chemical Co., Ltd.
  (Home Construction)                                              65,000            331,264
Tamron Co., Ltd. (Leisure & Toys)                                   4,000            201,615
The Chiba Bank, Ltd.
  (Banks & Credit Cos.)                                           107,000            438,447
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                           35,000            557,661
Tokyo Gas Co., Ltd.
  (Natural Gas Distribution)^                                     244,000            870,005
Toyota Industries Corp. (Automotive)                               14,200            301,535
Toyota Motor Corp. (Automotive)                                    14,700            496,700
Vodafone Holdings K.K.
  (Telephone Services)                                                 76            203,594
                                                                            ----------------
                                                                            $     10,933,623
                                                                            ----------------
LUXEMBOURG -- 0.6%
Tenaris S.A., ADR (Oil Services)                                   12,300   $        409,836
                                                                            ----------------
MEXICO -- 0.6%
Grupo Financiero Banorte S.A. de C.V.
  (Banks & Credit Cos.)                                            48,600   $        168,675
Grupo Financiero Inbursa, S.A. de C.V.
  (Banks & Credit Cos.)                                           224,900            243,973
                                                                            ----------------
                                                                            $        412,648
                                                                            ----------------

ISSUER                                                        SHARES             VALUE
FOREIGN STOCKS -- continued
NETHERLANDS -- 2.2%
Akzo Nobel N.V
  (Specialty Chemicals)                                             8,110   $        312,677
Euronext N.V. (Banks & Credit Cos.)                                 6,770            171,195
Fugro N.V. (Oil Services)*                                          5,580            286,845
Koninklijke KPN N.V. (Telephone Services)                          47,750            368,195
VNU N.V. (Printing & Publishing)*                                  10,321            325,749
                                                                            ----------------
                                                                            $      1,464,661
                                                                            ----------------
NEW ZEALAND -- 0.8%
Telecom Corp. of New Zealand, Ltd.
  (Telephone Services)*                                           146,911   $        516,895
                                                                            ----------------
NORWAY -- 1.4%
DNB Holding ASA
  (Banks & Credit Cos.)^                                          131,960   $        878,941
                                                                            ----------------
RUSSIA -- 0.2%
YUKOS Corp., ADR (Energy -
  Independent)^                                                     3,100   $        130,200
                                                                            ----------------
SINGAPORE -- 1.7%
MobileOne Ltd.
  (Wireless Communications)                                       467,000   $        412,471
Singapore Post Ltd. (Trucking)                                    711,000            290,965
Singapore Telecommunications Ltd.
  (Telephone Services)                                            356,000            410,858
                                                                            ----------------
                                                                            $      1,114,294
                                                                            ----------------
SOUTH KOREA -- 1.9%
Hanaro Telecom Inc.
  (Telephone Services)                                             92,100   $        252,376
Hyundai Motor Co., Ltd. (Automotive)*                               9,570            405,611
Korea Tobacco & Ginseng Corp.,
  GDR (Tobacco)##                                                  30,930            271,565
Samsung Electronics Co., Ltd.
  (Electronics)                                                       790            299,027
                                                                            ----------------
                                                                            $      1,228,579
                                                                            ----------------
SPAIN -- 2.9%
Altadis S.A. (Tobacco)                                             18,280   $        518,218
Antena 3 Television, S.A.
  (Broadcast & Cable TV)*^                                            240             10,566
Iberdrola S.A.
  (Utilities - Electric Power)^                                    16,700            329,715
Telefonica S.A. (Telephone Services)                               71,231          1,044,661
                                                                            ----------------
                                                                            $      1,903,160
                                                                            ----------------
SWEDEN -- 3.3%
Alfa Laval AB (Machinery & Tools)                                  10,300   $        156,803
Autoliv, Inc. (Automotive)                                         14,700            557,933
D. Carnegie & Co. AB
  (Brokerage & Asset Managers)                                     30,800            304,026
Nordea AB (Banks & Credit Cos.)                                    40,600            304,805
Swedish Match AB (Tobacco)                                         79,500            812,375
                                                                            ----------------
                                                                            $      2,135,942
                                                                            ----------------
SWITZERLAND -- 10.0%
Converium Holding AG (Insurance)                                   10,350   $        549,998
Givaudan S.A. (Consumer Goods & Services)                           1,370            710,854
Nestle S.A. (Food & Non Alcohol Beverages)                          5,037          1,257,927
Novartis AG (Pharmaceuticals)                                      28,990          1,315,597
Roche Holdings AG (Pharmaceuticals)                                 5,500            554,534
Syngenta AG (Chemicals)                                            23,937          1,611,535
UBS AG (Banks & Credit Cos.)                                        8,068            552,299
                                                                            ----------------
                                                                            $      6,552,744
                                                                            ----------------
UNITED KINGDOM -- 25.2%
Amlin PLC (Insurance)*                                             49,920   $        114,060
AstraZeneca PLC (Pharmaceuticals)                                  12,130            580,292
Aviva PLC (Insurance)*                                             53,390            467,227
Benfield Group PLC (Insurance)*                                    63,120            294,075
BG Group PLC (Energy - Independent)                                66,860            342,232
BP Amoco PLC, ADR
  (Energy - Integrated)                                            40,836   $      2,015,257
Burberry Group PLC
  (Apparel Manufacturers)                                          56,200            366,669
Cadbury Schweppes PLC
  (Food & Non Alcohol Beverages)*                                 128,600            941,760
Close Brothers Group PLC
  (Banks & Credit Cos.)                                            28,780            377,083
Diageo PLC (Alcoholic Beverages)*                                  77,858          1,021,507
EasyJet PLC (Airlines)                                             65,970            345,036
Hiscox PLC (Insurance)                                             68,250            174,216
Imperial Tobacco Group PLC (Tobacco)*                              36,320            713,164
Intertek Testing Servicing PLC
  (Special Products & Services)                                    18,830            154,954
Johnston Press PLC
  (Printing & Publishing)                                          74,920            622,876
Kingfisher PLC (Specialty Stores)*                                 58,426            290,457
Legal & General Group PLC (Insurance)*                            190,000            340,008
Next PLC (General Merchandise)                                     15,000            300,692
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                                     30,888            696,927
Reed Elsevier PLC (Printing & Publishing)                         122,130          1,018,644
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                           38,371          1,127,414
Severn Trent PLC (Utilities - Electric Power)                      26,100            348,958
St. Jame's Place Capital PLC (Insurance)                          138,500            390,623
Unilever PLC (Food &
  Non Alcohol Beverages)*                                          51,130            475,287
United Utilities PLC, "A"
  (Utilities - Electric Power)                                    141,900            771,295
Vedanta Resources PLC
  (Metals & Mining)*                                               22,730            149,313
Vodafone Group PLC
  (Wireless Communications)*                                      281,353            695,588
Wellington Underwriting
  PLC (Insurance)                                                 119,430            165,221
William Hill PLC
  (Gaming & Lodging)                                               55,700            424,555
Yell Group PLC
  (Broadcast & Cable TV)                                          157,430            857,113
                                                                            ----------------
                                                                            $     16,582,503
                                                                            ----------------
    Total Foreign Stocks
      (Identified Cost, $52,413,784)                                        $     65,670,056
                                                                            ----------------
COLLATERAL FOR SECURITIES LOANED -- 6.1%
Navigator Securities Lending Prime Portfolio,
  at Cost                                                       3,996,933   $      3,996,933
                                                                            ----------------
REPURCHASE AGREEMENT

                                                         PRINCIPAL AMOUNT
                                                          (000 OMITTED)
Merrill Lynch & Co., Inc., dated 12/31/03,
  due 1/2/04, total to be received $27,001
  (secured by various U.S. Treasury and
  Federal Agency obligations in a
  jointly traded account), at Cost                       $             27   $         27,000
                                                                            ----------------
    Total Investments
      (Identified Cost, $56,437,717)                                        $     69,693,989
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.0%)                                                      (3,940,537)
                                                                            ----------------
    Net Assets -- 100.0%                                                    $     65,753,452
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
MONEY MARKET SERIES
COMMERCIAL PAPER -- 82.0%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
Archer Daniels Midland Co.,
  due 3/16/04                                            $          9,692   $      9,669,789
Bank of America Corp., due 3/15/04                                 19,764         19,719,311
Barclays U.S. Funding, due 3/05/04                                 16,550         16,517,930
Barton Capital Corp.,
  due 1/08/04 - 1/21/04                                             9,031          9,028,026
Citibank Credit Card Issuance Trust,
  due 1/07/04 - 2/10/04                                            19,217         19,202,527
Citigroup, Inc., due 1/12/04                                       11,500         11,496,205
Coca-Cola Co., due 3/05/04                                          2,332          2,327,730
Dexia Delaware, due 1/09/04                                        19,721         19,716,223
Edison Asset Securitization LLC,
  due 1/13/04                                                      16,500         16,494,005
Equitable Resources, Inc., due 1/13/04                             15,000         14,994,800
Falcon Asset Securitization, due 1/27/04                           19,381         19,365,813
FCAR Owner Trust Series, due 3/02/04                               15,000         14,971,533
Florida Power & Light Co., due 2/27/04                             19,602         19,569,412
General Electric Capital Corp.,
  due 3/03/04 - 4/06/04                                            20,380         20,325,583
Goldman Sachs Group LP, due 1/30/04                                19,751         19,733,498
GovCo, Inc., due 2/18/04 - 2/23/04                                 15,171         15,148,095
HBOS Treasury Services PLC,
  due 2/04/04                                                      19,445         19,424,799
HSBC America, Inc., due 2/06/04                                    10,610         10,598,223
ING America Insurance Holdings,
  due 5/27/04                                                      19,163         19,074,579
Jupiter Securitization, due 1/08/04                                18,953         18,948,983
Metropolitan Life Funding, Inc.,
  due 3/04/04                                                      10,500         10,479,420
Morgan Stanley Dean Witter, due
  1/21/04                                                          10,000          9,994,000
Old Line Funding Corp., due 1/14/04                                 3,506          3,504,607
Preferred Receivables Funding, due
  1/15/04                                                           3,390          3,388,563
Salomon Smith Barney Holdings, Inc.,
  due 3/25/04                                                       7,765          7,745,432
Sheffield Receivables Corp.,
  due 1/07/04                                                       1,500          1,499,728
Svenska Handelsbanken, Inc,
  due 2/25/04                                                      19,721         19,688,159
Thunder Bay Funding, Inc.,
  due 1/09/04 - 1/14/04                                            17,316         17,309,474
                                                                            ----------------
    Total Commercial Paper, at
      Amortized Cost                                                        $    389,936,447
                                                                            ----------------
U.S. GOVERNMENT AND AGENCY
  OBLIGATIONS -- 11.0%
Federal Home Loan Bank, due
  2/26/04 - 6/18/04                                                17,400   $     17,340,234
Federal Home Loan Mortgage Corp.,
  due 4/22/04                                                      10,000          9,964,533
Federal National Mortgage Assn.,
  due 4/14/04 - 6/09/04                                            25,000         24,902,372
                                                                            ----------------
    Total U.S. Government and Agency
      Obligations, at Amortized Cost                                        $     52,207,139
                                                                            ----------------
REPURCHASE AGREEMENT -- 7.1%
Goldman Sachs, dated 12/31/03, due
  1/02/04, total to be received $33,958,868
  (secured by various U.S. Treasury and
  Federal Agency obligations in a jointly
  traded account), at Cost                               $         33,957   $     33,957,000
                                                                            ----------------
    Total Investments, at Amortized Cost                                    $    476,100,586
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.1%)                                                        (566,648)
                                                                            ----------------
    Net Assets -- 100.0%                                                    $    475,533,938
                                                                            ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
STRATEGIC INCOME SERIES
BONDS -- 96.1%

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- 60.6%
ADVERTISING & BROADCASTING -- 3.4%
Allbritton Communications Co.,
  7.75s, 2012                                            $            300   $        311,250
Emmis Communications Corp., 12.5s, 2011                               300            277,875
Granite Broadcasting Corp., 9.75s, 2010                               440            438,900
Lamar Media Corp., 7.25s, 2013                                        200            215,000
Muzak LLC, 10s, 2009                                                   60             63,900
Paxson Communications Corp.,
  10.75s, 2008                                                        200            218,250
Paxson Communications Corp.,
  12.25s, 2009                                                        310            272,025
Radio One, Inc., 8.875s, 2011                                         200            220,500
Spanish Broadcasting Systems, Inc.,
  9.625s, 2009                                                        375            400,312
XM Satellite Radio, Inc., 14s, 2009                                    60             53,625
Xm Satellite Radio, Inc., 12s, 2010                                   230            259,900
Young Broadcasting, Inc., 8.5s, 2008                                  250            268,750
                                                                            ----------------
                                                                            $      3,000,287
                                                                            ----------------
AEROSPACE -- 1.1%
BAE Systems Holding, Inc., 6.4s, 2011                    $            253   $        271,956
Hexcel Corp., 9.875s, 2008                                            200            225,500
Hexcel Corp., 9.75s, 2009                                             130            136,175
K & F Industries, Inc., 9.625s, 2010 ##                               200            224,250
Transdigm, Inc., 8.375s, 2011                                         150            159,563
                                                                            ----------------
                                                                            $      1,017,444
                                                                            ----------------
AIRLINES -- 0.2%
Continental Airlines Inc., 6.545s, 2019                  $            217   $        214,457
                                                                            ----------------
APPAREL MANUFACTURERS -- 0.1%
Westpoint Stevens, Inc., 7.875s, 2005                    $            450   $         58,500
Westpoint Stevens, Inc., 7.875s, 2008                                 110             14,300
                                                                            ----------------
                                                                            $         72,800
                                                                            ----------------
ASSET BACKED & SECURITIZED -- 0.4%
Chase Commercial Mortgage Secs Corp.,
  6.6s, 2012                                             $            360   $        348,661
                                                                            ----------------
AUTOMOTIVE -- 2.9%
Collins & Aikman Products Co.,
  10.75s, 2011                                           $            244   $        239,730
Daimler Chrysler Holdings, 8.5s, 2031                                 160            191,165
Eagle-Picher, Inc., 9.75s, 2013                                       135            145,800
Ford Motor Credit Co., 7.875s, 2010                                   465            519,575
Ford Motor Credit Co., 7s, 2013                                       159            167,694
General Motors Acceptance Corp.,
  7s, 2012                                                            324            348,347
General Motors Acceptance Corp.,
  8s, 2031                                                            177            198,765
Metaldyne Corp., 11s, 2012                                            305            280,600
Tenneco Automotive, Inc., 10.25s, 2013                                255            290,062
TRW Automotive Acquisition,
  9.375s, 2013                                                         85             97,113
TRW Automotive Acquisition,
  11s, 2013                                                            80             94,200
                                                                            ----------------
                                                                            $      2,573,051
                                                                            ----------------
BANKS & CREDIT COMPANIES -- 0.8%
Popular North America, Inc.,
  4.25s, 2008                                            $            213   $        216,595
RBS Capital Trust, 6.425s, 2049                                       128            129,367
Unicredito Italiano Capital Trust,
  1s, 2049                                                            320            401,998
                                                                            ----------------
                                                                            $        747,960
                                                                            ----------------
BASIC INDUSTRY -- 0.2%
Trimas Corp., 9.875s, 2012                               $            205   $        213,713
                                                                            ----------------
BROADCAST & CABLE TV -- 2.1%
Charter Communications Holdings,
  8.625s, 2009                                           $            500   $        436,250
Continental Cablevision, 9.5s, 2013                                   322            371,945
CSC Holdings, Inc., 8.125s, 2009                                      438            470,850
Directv Holdings LLC, 8.375s, 2013                                     85             98,600
Mediacom Broadband LLC, 11s, 2013                                     300            336,750
Tele Communications, Inc., 9.8s, 2012                                 145            189,144
                                                                            ----------------
                                                                            $      1,903,539
                                                                            ----------------
BUILDING -- 1.7%
American Standard, Inc.,
  7.625s, 2010                                           $            475   $        539,125
Atrium Cos, Inc., 10.5s, 2009                                         200            214,000
Jacuzzi Brands, Inc., 9.625s, 2010##                                   75             82,500
Nortek, Inc., 9.25s, 2007                                             400            411,000
Williams Scotsman, Inc.,
  9.875s, 2007                                                        225            227,812
Williams Scotsman, Inc.,
  10s, 2008                                                            30             32,888
                                                                            ----------------
                                                                            $      1,507,325
                                                                            ----------------
BUSINESS SERVICES -- 1.6%
Iron Mountain, Inc., 8.625s, 2013                        $            330   $        356,400
Iron Mountain, Inc., 7.75s, 2015                                      150            157,125
Lucent Technologies, Inc., 5.5s, 2008                                 320            297,600
Unisys Corp., 8.125s, 2006                                            355            383,400
Xerox Corp., 7.625s, 2013                                             235            253,800
                                                                            ----------------
                                                                            $      1,448,325
                                                                            ----------------
CHEMICALS -- 2.0%
Equistar Chemicals L P,
  10.625s, 2011                                          $            190   $        208,525
Huntsman ICI Holdings,
  10.125s, 2009                                                       300            309,000
IMC Global, Inc., 10.875s, 2013##                                     260            284,700
Johnson Diversey, Inc., 9.625s, 2012                                  200            223,000
Johnson Diversey, Inc., 10.67s, 2013                                  225            172,125
Koppers, Inc., Pennsylvania,
  9.875s, 2013                                                         60             66,150
Lyondell Chemical Co., 9.625s, 2007                                   200            212,000
Lyondell Chemical Co., 11.125s, 2012                                  140            155,400
Nalco Co., 7.75s, 2011                                                105            112,350
                                                                            ----------------
                                                                            $      1,743,250
                                                                            ----------------
CONSUMER GOODS & SERVICES -- 0.9%
Kindercare Learning Centers, Inc.,
  9.5s, 2009                                             $            250   $        253,750
Remington Arms, Inc., 10.5s, 2011                                     250            266,250
Sealy Mattress Co., 9.875s, 2007                                      250            258,750
                                                                            ----------------
                                                                            $        778,750
                                                                            ----------------
CONTAINERS -- 1.0%
Graham Packaging Co.,
  8.75s, 2008##                                          $            200   $        204,500
Huntsman Packaging Corp., 13s, 2010                                    30             27,450
Owens-Brockway Glass Container,
  8.875s, 2009                                                        160            175,400
Owens-Brockway Glass Container,
  8.25s, 2013                                                         290            311,388
Pliant Corp., 13s, 2010                                               175            160,125
                                                                            ----------------
                                                                            $        878,863
                                                                            ----------------
CORPORATE ASSET-BACKED -- 4.0%
Anthracite CDO Ltd., 6s, 2037                            $            200   $        167,437
Commercial Mortgage Acceptance
  Corp., 5.44s, 2030                                                  630            558,400
Deutsche Mortgage Acceptance Corp.,
  7.5s, 2031                                                          250            186,660

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
CORPORATE ASSET-BACKED -- continued
DLJ Commercial Mortgage Corp.,
  7.64s, 2005                                            $         14,500   $        156,303
Falcon Auto Dealership LLC,
  3.085s, 2023                                                        924            135,891
Falcon Auto Dealership LLC, 3.87s, 2023                               973            185,613
First Union Lehman Brothers Bank,
  0s, 2028(Interest Only)                                          10,559            274,603
First Union Lehman Brothers Commercial,
  7s, 2029                                                            150            140,985
GMAC Commercial Mortgage Security,
  Inc., 6.02s, 2033                                                   350            313,172
Morgan Stanley Capital I, Inc.,
  6.86s, 2010                                                         250            261,886
Morgan Stanley Capital I, Inc.,
  7.738s, 2039                                                        250            241,090
Mortgage Capital Funding, Inc.,
  7.214s, 2007                                                        250            254,147
Nationslink Funding Corp., 5s, 2031                                   740            674,141
                                                                            ----------------
                                                                            $      3,550,328
                                                                            ----------------
DEFENSE ELECTRONICS -- 0.2%
L-3 Communications Corp., 7.625s, 2012                   $            170   $        184,238
                                                                            ----------------
ENERGY - INDEPENDENT -- 0.7%
Chesapeake Energy Corp., 8.125s, 2011##                  $            325   $        360,750
Ocean Energy, Inc., 4.375s, 2007                                      113            116,745
Westport Resources Corp., 8.25s, 2011                                 110            121,000
                                                                            ----------------
                                                                            $        598,495
                                                                            ----------------
ENTERTAINMENT -- 2.1%
AMC Entertainment, Inc., 9.5s, 2011                      $            310   $        325,500
News America Holdings, Inc.,
  7.7s, 2025                                                           66             76,871
News America, Inc., 6.55s, 2033                                        73             75,834
Regal Cinemas Corp., 9.375s, 2012                                     290            327,700
Six Flags, Inc., 9.75s, 2013                                          300            315,750
Turner Broadcasting Systems, Inc.,
  8.375s, 2013                                                        334            408,035
Walt Disney Co., 6.75s, 2006                                          276            300,190
                                                                            ----------------
                                                                            $      1,829,880
                                                                            ----------------
FINANCIAL INSTITUTIONS -- 0.2%
Household Finance Corp.,
  4.125s, 2008                                           $            211   $        212,891
                                                                            ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.3%
Michael Foods, Inc., 8s, 2013                            $            195   $        203,288
Seminis Vegetable Seeds, Inc.,
  10.25s, 2013                                                         55             59,125
                                                                            ----------------
                                                                            $        262,413
                                                                            ----------------
FOREST & PAPER PRODUCTS -- 2.0%
Buckeye Cellulose Corp., 9.25s, 2008                     $            450   $        455,625
Buckeye Technologies, Inc., 8.5s, 2013                                255            272,850
Fibermark, Inc., 10.75s, 2011                                         150             93,000
Georgia Pacific Corp., 9.375s, 2013                                   300            345,000
Graphic Packaging International, Inc.,
   8.5s, 2011                                                          90             98,550
Graphic Packaging International, Inc.,
  9.5s, 2013                                                          440            486,200
                                                                            ----------------
                                                                            $      1,751,225
                                                                            ----------------
GAMING & LODGING -- 3.5%
Aztar Corp., 8.875s, 2007                                $            230   $        240,062
Coast Hotels & Casinos, Inc., 9.5s, 2009                              135            142,763
Forest City Enterprises, Inc., 7.625s, 2015                            40             42,450
Hilton Hotels Corp., 7.625s, 2012                                     400            449,500
Host Marriott L P, 8.45s, 2008                                        164            170,970
MGM Mirage, Inc., 8.375s, 2011                           $            390   $        441,675
Park Place Entertainment Corp.,
  8.875s, 2008                                                        405            458,662
Pinnacle Entertainment, Inc.,
  8.75s, 2013                                                         150            152,625
Starwood Hotels & Resorts,
  7.875s, 2012                                                        500            562,500
Venetian Casino Resort LLC,
  11s, 2010                                                           200            232,000
Wackenhut Corrections Corp.,
  8.25s, 2013                                                         165            174,900
                                                                            ----------------
                                                                            $      3,068,107
                                                                            ----------------
HOME CONSTRUCTION -- 0.3%
D.R. Horton, Inc., 8s, 2009                              $            220   $        248,600
                                                                            ----------------
INDUSTRIAL -- 0.2%
MSW Energy Holdings LLC,
  7.375s, 2010                                           $            165   $        172,425
                                                                            ----------------
INSURANCE - PROPERTY & CASUALTY -- 0.2%
Willis Corroon Corp., 9s, 2009                           $            190   $        199,500
                                                                            ----------------
MACHINERY & TOOLS -- 2.1%
Agco Corp., 9.5s, 2008                                   $            250   $        273,125
Amsted Industries, Inc., 10.25s, 2011                                 280            309,400
Blount, Inc., 7s, 2005                                                155            155,775
Case New Holland, Inc., 9.25s, 2011##                                 330            369,600
Manitowoc Co., Inc., 10.5s, 2012                                      185            210,669
Terex Corp., 9.25s, 2011                                              125            137,500
Terex Corp., 10.375s, 2011                                            180            201,600
United Rentals, Inc., 10.75s, 2008                                    220            247,500
                                                                            ----------------
                                                                            $      1,905,169
                                                                            ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.9%
Alliance Imaging, Inc., 10.375s, 2011                    $            250   $        265,000
Beverly Enterprises, Inc., 9.625s, 2009                               100            110,500
Fisher Scientific International, Inc.,
  8.125s, 2012                                                        122            130,845
Genesis Healthcare Corp., 8s, 2013                                     40             41,700
Tenet Healthcare Corp., 6.5s, 2012                                    300            287,625
                                                                            ----------------
                                                                            $        835,670
                                                                            ----------------
METALS & MINING -- 0.5%
Arch Western Finance, LLC,
  6.75s, 2013##                                          $            115   $        118,162
Peabody Energy Corp., 6.875s, 2013                                     40             42,200
Phelps Dodge Corp., 8.75s, 2011                                        66             80,576
U.S. Steel Corp., 9.75s, 2010                                         155            174,375
                                                                            ----------------
                                                                            $        415,313
                                                                            ----------------
MORTGAGE BACKED -- 2.3%
FNMA, 6s, 2017                                           $            370   $        388,762
FNMA, 6.5s, 2032                                                      972          1,016,348
FNMA, 5.5s, 2033                                                      585            592,890
                                                                            ----------------
                                                                            $      1,998,000
                                                                            ----------------
NATURAL GAS - DISTRIBUTION -- 0.1%
Amerigas Partners LLP,
  8.875s, 2011                                           $            120   $        132,000
                                                                            ----------------
NATURAL GAS - PIPELINE -- 1.5%
ANR Pipeline Co., 8.875s, 2010                           $             60   $         67,500
El Paso Natural Gas Co.,
  7.625s, 2010                                                        435            446,962
Southern Natural Gas Co.,
  8.875s, 2010                                                        310            348,750
Williams Cos., Inc., 7.125s, 2011                                     440            465,300
                                                                            ----------------
                                                                            $      1,328,512
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
U.S. BONDS -- continued
OIL SERVICES -- 0.9%
Gulfmark Offshore, Inc., 8.75s, 2008                     $            300   $        310,500
Gulfterra Energy Partners L P, 8.5s, 2010                             255            289,425
Hanover Compressor Co.,
  8.625s, 2010                                                        185            194,363
                                                                            ----------------
                                                                            $        794,288
                                                                            ----------------
OILS -- 0.2%
Valero Energy Corp., 6.875s, 2012                        $            140   $        154,924
                                                                            ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.2%
Jabil Circuit, Inc., 5.875s, 2010                        $            156   $        162,719
                                                                            ----------------
PHARMACEUTICALS -- 0.3%
Schering Plough Corp., 6.5s, 2033                        $            154   $        160,196
Wyeth, 6.5s, 2034                                                      98             99,982
                                                                            ----------------
                                                                            $        260,178
                                                                            ----------------
PHOTOGRAPHIC PRODUCTS -- 0.2%
Eastman Kodak Co., 7.25s, 2013                           $            128   $        134,302
                                                                            ----------------
POLLUTION CONTROL -- 0.6%
Allied Waste North America, Inc.,
  6.5s, 2010                                             $            100   $        101,500
Allied Waste North America, Inc.,
  7.875s, 2013                                                        375            405,938
                                                                            ----------------
                                                                            $        507,438
                                                                            ----------------
PRINTING & PUBLISHING -- 1.9%
Dex Media East LLC, 9.875s, 2009                         $            200   $        229,000
Dex Media West LLC, 9.875s, 2013                                      290            337,125
Hollinger International Publishing, Inc.,
  9s, 2010                                                            120            127,500
Mail-Well Corp., 9.625s, 2012                                         295            327,450
Medianews Group, Inc., 6.875s, 2013                                   265            269,637
R H Donnelley Finance Corp.,
  10.875s, 2012                                                       300            355,875
                                                                            ----------------
                                                                            $      1,646,587
                                                                            ----------------
RESIDENTIAL MORTGAGE-BACKED -- 0.2%
Residential Accredit Loans, Inc.,
  7.75s, 2027                                            $            167   $        166,319
                                                                            ----------------
RETAILERS -- 0.8%
Couche Tard United States L P,
  7.5s, 2013                                             $             60   $         63,300
J.Crew Operating Corp.,
  10.375s, 2007                                                       180            183,825
Rite Aid Corp., 9.5s, 2011                                            260            293,150
Rite Aid Corp., 9.25s, 2013                                           185            203,038
                                                                            ----------------
                                                                            $        743,313
                                                                            ----------------
SUPERMARKETS -- 0.4%
Roundys, Inc., 8.875s, 2012                              $            300   $        320,250
                                                                            ----------------
SUPRANATIONAL -- 0.2%
Central American Bank Economic,
  6.75s, 2013                                            $            138   $        148,723
                                                                            ----------------
TELECOMMUNICATIONS - WIRELESS -- 0.8%
Qwest Services Corp., 13.5s, 2010##                      $            370   $        449,550
Worldcom, Inc., 7.5s, 2011**                                          800            268,000
                                                                            ----------------
                                                                            $        717,550
                                                                            ----------------
TELECOMMUNICATIONS - WIRELINE -- 0.2%
At&t Corp., 8.75s, 2031                                  $            170   $        198,656
                                                                            ----------------
U.S. TREASURY OBLIGATIONS -- 7.3%
U.S. Treasury Notes, 5.75s, 2005                         $            965   $      1,036,094
U.S. Treasury Notes, 3s, 2007                                       2,910          2,935,008
U.S. Treasury Notes, 3.375s, 2007                                   1,597          1,730,463
U.S. Treasury Notes, 4s, 2012                                         760            752,697
                                                                            ----------------
                                                                            $      6,454,262
                                                                            ----------------
UTILITIES - ELECTRIC POWER -- 4.3%
AES Corp., 8.75s, 2013##                                 $            160   $        178,800
AES Corp., 9s, 2015##                                                 160            180,800
Allegheny Energy Supply Co., LLC,
  8.75s, 2012                                                         250            235,625
Beaver Valley II Funding, 9s, 2017                                    354            406,895
Calpine Corp., 8.5s, 2011                                             350            276,937
Calpine Corp., 8.75s, 2013##                                          170            164,475
CMS Energy Corp., 8.5s, 2011                                          300            324,000
Dynegy Holdings, Inc., 9.875s, 2010                                   175            196,875
Dynegy, Inc., 6.875s, 2011                                            250            230,312
Midland Funding Corp., "B",
  13.25s, 2006                                                         75             87,750
NRG Energy, Inc., 8s, 2013                                            125            131,250
PG&E Corp., 6.875s, 2008                                               60             64,950
PSE&G Power LLC, 7.75s, 2007                                          463            491,359
Reliant Resources, Inc.,
  9.25s, 2010##                                                       180            190,800
Reliant Resources, Inc.,
  9.5s, 2013##                                                         95            101,650
TXU Corp., 6.375s, 2006                                               508            537,210
                                                                            ----------------
                                                                            $      3,799,688
                                                                            ----------------
UTILITIES - TELEPHONE -- 0.2%
Cincinnati Bell, Inc.,
  7.25s, 2013##                                          $            180   $        189,000
                                                                            ----------------
WIRELESS COMMUNICATIONS -- 2.4%
Alamosa Delaware, Inc., 11s, 2010                        $            204   $        221,340
Centennial Cellular Operating Co.,
  10.75s, 2008                                                        200            211,000
Centennial Communications Corp.,
  10.125s, 2013                                                        70             76,825
Crown Castle International Corp.,
  7.5s, 2013                                                          270            271,350
Dobson Communications Corp.,
  8.875s, 2013                                                         75             75,937
Nextel Communications, Inc.,
  9.375s, 2009                                                        300            327,000
Nextel Communications, Inc.,
  5.25s, 2010                                                         100            101,500
Rural Cellular Corp., 9.75s, 2010                                     210            205,275
Rural Cellular Corp., 9.875s, 2010                                    175            186,375
Triton Pcs, Inc., 8.5s, 2013                                          150            161,250
Western Wireless Corp., 9.25s, 2013                                   255            269,025
                                                                            ----------------
                                                                            $      2,106,877
                                                                            ----------------
    Total U.S. Bonds                                                        $     53,646,265
                                                                            ----------------
FOREIGN BONDS -- 35.5%
AUSTRALIA -- 0.8%
Burns Philip Capital Property Ltd.,
  9.75s, 2012(Food & Non Alcoholic
  Beverage)##                                            $            405   $        433,350
Commomwealth of Australia,
  6.5s, 2013                                             AUD          289            231,367
                                                                            ----------------
                                                                            $        664,717
                                                                            ----------------
AUSTRIA -- 1.5%
Republic of Austria, 5.5s, 2007                          EUR          694   $        941,149
Republic of Austria, 5s, 2012                                         131            174,245
Republic of Austria, 4.65s, 2018                                      164            207,413
                                                                            ----------------
                                                                            $      1,322,807
                                                                            ----------------
BELGIUM -- 0.4%
Kingdom of Belgium, 3.75s, 2009                          EUR          204   $        257,922
Kingdom of Belgium, 5s, 2012                                           41             54,455
                                                                            ----------------
                                                                            $        312,377
                                                                            ----------------

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
BRAZIL -- 3.5%
Federal Republic of Brazil, 9.25s, 2010                  $            267   $        287,025
Federal Republic of Brazil, 10s, 2011                                 219            241,995
Federal Republic of Brazil, 2.063s, 2012                              358            322,200
Federal Republic of Brazil, 10.25s, 2013                              131            147,047
Federal Republic of Brazil, 8s, 2014                                1,129          1,106,619
Federal Republic of Brazil, 2s, 2024                                  252            216,090
Federal Republic of Brazil, 8.875s, 2024                              464            452,400
Federal Republic of Brazil, 11s, 2040                                 298            327,800
                                                                            ----------------
                                                                            $      3,101,176
                                                                            ----------------
BULGARIA -- 0.4%
Republic of Bulgaria, 8.25s, 2015##                      $            310   $        364,765
                                                                            ----------------
CANADA -- 2.2%
Abitibi Consolidated, Inc., 8.3s, 2005
  (Forest & Paper Products)                              $            401   $        424,315
Acetex Corp., 10.875s, 2009
  (Chemicals)##                                                       250            277,500
Government of Canada, 5.5s, 2009                         CAD          634            523,492
Government of Canada, 5.5s, 2010                                      269            221,967
Government of Canada, 5.25s, 2012                                     151            122,254
Government of Canada, 8s, 2023                                        124            129,298
Rogers Cable, Inc., 6.25s, 2013
  (Broadcast & Cable TV)                                 $            261            262,957
                                                                            ----------------
                                                                            $      1,961,783
                                                                            ----------------
CHILE -- 0.4%
Empresa Nacional de Electric, 8.35s, 2013
  (Utilities - Electric Power)                           $            158   $        177,614
Enersis S.A. (Utilities - Electric Power),
  7.375s, 2014
  (Utilities - Electric Power)                                        203            209,002
                                                                            ----------------
                                                                            $        386,616
                                                                            ----------------
COLOMBIA -- 0.4%
Republic of Colombia, 10.75s, 2013                       $            227   $        258,213
Republic of Columbia, 9.75s, 2009                                      65             71,695
                                                                            ----------------
                                                                            $        329,908
                                                                            ----------------
DENMARK -- 0.9%
Kingdom of Denmark, 7s, 2007                             DKK          565   $        107,870
Kingdom of Denmark, 6s, 2009                                        3,240            607,004
Kingdom of Denmark, 5s, 2013                                          356             62,735
                                                                            ----------------
                                                                            $        777,609
                                                                            ----------------
DOMINICAN REPUBLIC -- 0.0%
Republic of Dominican, 9.5s, 2006                        $             25   $         21,000
Republic of Dominican, 9.04s, 2013                                     24             18,240
                                                                            ----------------
                                                                            $         39,240
                                                                            ----------------
FINLAND -- 1.6%
Republic of Finland, 2.75s, 2006                         EUR           49   $         61,610
Republic of Finland, 3s, 2008                                         978          1,205,504
Republic of Finland, 5.375s, 2013                                     118            161,048
                                                                            ----------------
                                                                            $      1,428,162
                                                                            ----------------
FRANCE -- 2.9%
Crown European Holdings S.A.,
  9.5s, 2011(Containers)                                 $            275   $        311,438
Crown European Holdings S.A.,
  10.875s, 2013(Containers)                                           200            235,250
France Telecom S.A., 9.75s, 2031
  (Telecom - Wireline)                                                297            394,616
Republic of France, 4.75s, 2007                          EUR          174            230,776
Republic of France, 4s, 2009                                          472            602,452
Republic of France, 4.75s, 2012                                        69             90,370
Rhodia S.A., 8.875s, 2011(Chemicals)##                   $            370            340,400
Vivendi Universal S.A., 6.25s, 2008
  (Advertising & Broadcasting)##                                      335            354,681
                                                                            ----------------
                                                                            $      2,559,983
                                                                            ----------------
GERMANY -- 3.7%
Deutsche Telekom, 8.75s, 2030
  (Telecom - Wireline)                                   $            184   $        235,047
Federal Republic of Germany,
  4.5s, 2009                                             EUR        1,252          1,639,901
Federal Republic of Germany,
  5.25s, 2010                                                         717            971,618
Kreditanstalt Fur Wiederaufbau,
  3.25s, 2008                                                         311            388,716
Kronos International, Inc., 8.875s, 2009
  (Chemicals)                                                          15             20,411
                                                                            ----------------
                                                                            $      3,255,693
                                                                            ----------------
GREECE -- 0.3%
Republc of Greece, 3.5s, 2008                            EUR          128   $        161,220
Republic of Greece, 4.6s, 2013                                         80            102,405
                                                                            ----------------
                                                                            $        263,625
                                                                            ----------------
IRELAND -- 1.8%
Eircom Fdg, 8.25s, 2013
  (Telecom - Wireline)                                   $            120   $        132,900
MDP Acquisitions PLC, 9.625s, 2012
  (Forest & Paper Products)                                           115            128,800
Republic of Ireland, 4.25s, 2007                         EUR          491            639,659
Republic of Ireland, 3.25s, 2009                                      393            486,048
Republic of Ireland, 5s, 2013                                         162            215,309
                                                                            ----------------
                                                                            $      1,602,716
                                                                            ----------------
ITALY -- 0.8%
Republic of Italy, 4.5s, 2007                            EUR          170   $        222,913
Republic of Italy, 4.75s, 2013                                         29             37,732
Republic of Italy, 5.25s, 2017                                        159            211,838
Telecom Italia Cap, 5.25s, 2013
  (Telcom - Wireline)                                    $            217            217,432
                                                                            ----------------
                                                                            $        689,915
                                                                            ----------------
KAZAKHSTAN -- 0.7%
Kazkommerts International B.V.,
  10.125s, 2007(Banks & Credit Cos.)                     $            321   $        361,927
Kazkommerts International B.V.,
  8.5s, 2013(Banks & Credit Cos.)                                     130            136,013
Kaztransoil Co., 8.5s, 2006
  (Oil Services)                                                      120            127,500
                                                                            ----------------
                                                                            $        625,440
                                                                            ----------------
LUXEMBOURG -- 0.8%
Tyco International Group S.A.,
  6.75s, 2011(Conglomerates)                             $            160   $        174,800
Millicom International Cellular S.A.,
  10s, 2013(Wireless Communications)                                  175            184,625
Mobile Telesystems Fin S.A.,
  8.375s, 2010(Wireless Communications)                               372            379,440
                                                                            ----------------
                                                                            $        738,865
                                                                            ----------------
MALAYSIA -- 0.5%
Petroliam Nasional, 7.75s, 2015                          $            120   $        144,429
Petronas Capital Ltd., 7.875s, 2022
  (Oil Services)                                                      236            279,649
                                                                            ----------------
                                                                            $        424,078
                                                                            ----------------
MEXICO -- 2.9%
BBVA Bancomer, 10.5s, 2011
  (Banks & Credit Cos.)##                                $             80   $         90,200
Grupo Televisa S.A. de C.V., 8.5s, 2032
  (Broadcast & Cable TV)                                              164            172,200
Innova S De R.L. De C.V., 9.375s, 2013
  (Wireless Communications)                                           100            102,625
Pemex Project Funding Master Trust,
  9.125s, 2010(Oil Services)                                           70             82,950
Pemex Project Funding Master Trust,
  8.625s, 2022(Oil Services)                                          900            996,750

                                                         PRINCIPAL AMOUNT
ISSUER                                                     (000 OMITTED)         VALUE
FOREIGN BONDS -- continued
MEXICO -- continued
Petroleos Mexicanos, 9.5s, 2027(Oils)                    $            320   $        377,600
United Mexican States, 8.125s, 2019                                    48             53,640
United Mexican States, 11.5s, 2026                                    455            658,613
                                                                            ----------------
                                                                            $      2,534,578
                                                                            ----------------
NETHERLANDS -- 1.6%
Kingdom of Netherlands, 3.75s, 2009                      EUR          808   $      1,020,753
Kingdom of Netherlands, 5s, 2012                                      304            405,625
                                                                            ----------------
                                                                            $      1,426,378
                                                                            ----------------
NEW ZEALAND -- 0.7%
Government of New Zealand,
  7s, 2009                                               NZD          301   $        207,762
Government of New Zealand,
  6.5s, 2013                                                          584            397,585
                                                                            ----------------
                                                                            $        605,347
                                                                            ----------------
PANAMA -- 0.6%
Republic of Panama, 1.938s, 2016                         $            285   $        246,708
Republic of Panama, 9.375s, 2029                                      230            258,750
                                                                            ----------------
                                                                            $        505,458
                                                                            ----------------
POLAND -- 0.2%
PTC International Finance II S.A., 11.25s,
  2009 (Wireless Communications)                         $            157   $        172,700
                                                                            ----------------
PORTUGAL -- 0.4%
Republic of Portugal, 5.45s, 2013                        EUR          232   $        317,100
                                                                            ----------------
QATAR -- 0.6%
State of Qatar, 9.75s, 2030                              $            394   $        555,540
                                                                            ----------------
RUSSIA -- 1.6%
AO Siberian Oil Co., 10.75s, 2009
  (Energy - Integrated)                                  $            163   $        183,864
Gazprom, 9.625s, 2013
  (Utilities - Gas)                                                   390            430,300
Mobile Telesystems Fin S.A.,
  10.95s, 2004
  (Wireless - Communications)                                         130            138,288
Russian Federation, 3s, 2011                                          220            172,700
Russian Federation, 11s, 2018                                          87            117,450
Tyumen Oil Co., 11s, 2007
  (Oil Services)                                                      179            204,731
Vimpelcom, 10.45s, 2005
  (Wireless Communication)                                            200            213,500
                                                                            ----------------
                                                                            $      1,460,833
                                                                            ----------------
SINGAPORE -- 0.2%
Flextronics Intl Ltd, 6.5s, 2013
  (Electronics)                                          $            160   $        165,600
                                                                            ----------------
SPAIN -- 1.5%
Kingdom of Spain, 6s, 2008                               EUR          701   $        972,218
Kingdom of Spain, 5.35s, 2011                                         266            362,492
                                                                            ----------------
                                                                            $      1,334,710
                                                                            ----------------
SWEDEN -- 0.4%
Kingdom of Sweden, 5.5s, 2012                            SEK          550   $         81,008
Spintab AB, 5s, 2008
  (Banks & Credit Cos.)                                             2,200            313,525
                                                                            ----------------
                                                                            $        394,533
                                                                            ----------------
UNITED KINGDOM -- 0.4%
United Kingdom Treasury,
  7.25s, 2007                                            GBP          104   $        203,282
United Kingdom Treasury, 5.75s, 2009                                   54            101,752
United Kingdom Treasury, 5s, 2012                                      39             70,717
                                                                            ----------------
                                                                            $        375,751
                                                                            ----------------
VENEZUELA -- 0.3%
Republic of Venezuela, 10.75s, 2013                      $            222   $        236,985
                                                                            ----------------
UKRAINE -- 0.5%
Ukraine Cabinet of Ministers,
  7.65s, 2013                                            $            467   $        485,680
                                                                            ----------------
    Total Foreign Bonds                                                     $     31,420,668
                                                                            ----------------
    Total Bonds (Identified Cost, $79,024,624)                              $     85,066,933
                                                                            ----------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
U.S. STOCKS -- 0.1%
WIRELESS COMMUNICATIONS -- 0.1%
Alamosa Holdings, Inc.,
  (Identified Cost, $78,750)                             $            315   $        100,800
                                                                            ----------------
SHORT-TERM OBLIGATIONS -- 2.8%
New Center Asset Trust, due 1/02/04,
  at Amortized Cost                                      $          2,532   $      2,531,932
                                                                            ----------------
    Total Investments
      (Identified Cost, $81,635,306)                                        $     87,699,665
                                                                            ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 1.0%                                                           854,888
                                                                            ----------------
    Net Assets -- 100.0%                                                    $     88,554,553
                                                                            ================

           See portfolio footnotes and notes to financial statements.


PORTFOLIO FOOTNOTES:
  * Non-income producing security.
 ** Non-income producing security - in default.
 ## SEC Rule 144A restriction.
  + Restricted security.
 ++ Security valued by or at the direction of the Trustees.
  ^ All or a portion of this security is on loan.
  ~ Security was fair valued at reporting date.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below. AUD = Australian Dollars
CAD = Canadian Dollars
DKK = Danish Kroner
EUR = Euro
GBP = British Pounds
JPY = Japanese Yen
NOK = Norwegian Kroner
NZD = New Zealand Dollars
SEK = Swedish Kronor

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- DECEMBER 31, 2003

                                                                                                                     GLOBAL
                                                                                   BOND        EMERGING MARKETS    GOVERNMENTS
                                                                                  SERIES         EQUITY SERIES       SERIES
                                                                              --------------   ----------------   -------------
Assets:
  Investments, at value:
    Unaffiliated issuers, (including $-, $1,505,853, $-, $933,312, and $-,
      of securities on loan, respectively) at identified cost                 $  249,841,100   $     41,276,766   $  65,168,718
    Unrealized appreciation                                                       12,972,852         11,616,630       6,925,853
                                                                              --------------   ----------------   -------------
      Total investments, at value                                             $  262,813,952   $     52,893,396   $  72,094,571
  Cash                                                                                 7,475            158,448             390
  Receivable for forward foreign currency exchange contracts                              --                 --         414,049
  Foreign currency, at value (identified cost, $-, $427,283, $-, $- and $-,
    respectively)                                                                         --            427,739              --
  Receivable for daily variation margin on open futures contracts                         --                 --               7
  Receivable for investments sold                                                         --              9,646              --
  Receivable for series shares sold                                                  418,061            114,820          23,382
  Interest and dividends receivable                                                3,479,875            240,184       1,147,508
  Other assets                                                                            --                262              --
                                                                              --------------   ----------------   -------------
        Total assets                                                          $  266,719,363   $     53,844,495   $  73,679,907
                                                                              ==============   ================   =============
Liabilities:
  Payable for investments purchased                                           $      565,623   $        428,682   $      10,961
  Payable for series shares reacquired                                               240,163             12,817          51,753
  Payable for forward foreign currency exchange contracts                                 --                 --         730,310
  Payable for daily variation margin on open future contracts                          6,000                 --              --
  Collateral for securities loaned, at value                                              --          1,539,580              --
  Payable to affiliates --
    Management fee                                                                     4,370              1,737           1,526
    Distribution fee (Service Class)                                                     453                 34              37
  Accrued expenses and other liabilities                                              77,259             43,917          57,626
                                                                              --------------   ----------------   -------------
        Total liabilities                                                     $      893,868   $      2,026,767   $     852,213
                                                                              --------------   ----------------   -------------
Net assets                                                                    $  265,825,495   $     51,817,728   $  72,827,694
                                                                              ==============   ================   =============
Net assets consist of:
  Paid-in capital                                                             $  235,568,966   $     47,339,638   $  60,142,226
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                             12,949,814         11,614,968       6,681,515
  Accumulated undistributed net realized gain (loss) on investments and
    foreign currency transactions                                                  2,116,346         (7,590,835)       (785,770)
  Accumulated undistributed net investment income                                 15,190,369            453,957       6,789,723
                                                                              --------------   ----------------   -------------
        Total                                                                 $  265,825,495   $     51,817,728   $  72,827,694
                                                                              ==============   ================   =============
Net Assets:
  Initial Class                                                               $  199,734,993         46,769,033   $  67,472,397
  Service Class                                                                   66,090,502          5,048,695       5,355,297
                                                                              --------------   ----------------   -------------
        Total                                                                 $  265,825,495   $     51,817,728   $  72,827,694
                                                                              ==============   ================   =============
Shares of beneficial interest outstanding:
  Initial Class                                                                   16,123,187          3,639,184       5,220,362
  Service Class                                                                    5,360,714            394,566         416,673
                                                                              --------------   ----------------   -------------
        Total                                                                     21,483,901          4,033,750       5,637,035
                                                                              ==============   ================   =============
Net asset value:
   (net assets / shares of beneficial interest outstanding)
      Initial Class                                                           $        12.39   $          12.85   $       12.92
                                                                              ==============   ================   =============
      Service Class                                                           $        12.33   $          12.80   $       12.85
                                                                              ==============   ================   =============

                                                                                                   GOVERNMENT
                                                                                 GLOBAL TOTAL      SECURITIES
                                                                                RETURN SERIES        SERIES
                                                                                --------------   --------------
Assets:
  Investments, at value:
    Unaffiliated issuers, (including $-, $1,505,853, $-, $933,312, and $-,
      of securities on loan, respectively) at identified cost                   $  144,753,986   $  775,527,128
    Unrealized appreciation                                                         24,068,002       19,887,558
                                                                                --------------   --------------
      Total investments, at value                                               $  168,821,988   $  795,414,686
  Cash                                                                                   3,423              135
  Receivable for forward foreign currency exchange contracts                           256,563               --
  Foreign currency, at value (identified cost, $-, $427,283, $-, $- and $-,
    respectively)                                                                           --               --
  Receivable for daily variation margin on open futures contracts                           --               --
  Receivable for investments sold                                                      594,651               --
  Receivable for series shares sold                                                    161,319          344,063
  Interest and dividends receivable                                                  1,418,556        7,032,940
  Other assets                                                                              --            5,536
                                                                                --------------   --------------
        Total assets                                                            $  171,256,500   $  802,797,360
                                                                                ==============   ==============
Liabilities:
  Payable for investments purchased                                             $      253,464   $           --
  Payable for series shares reacquired                                                  90,969          827,670
  Payable for forward foreign currency exchange contracts                              898,269               --
  Payable for daily variation margin on open future contracts                               --               --
  Collateral for securities loaned, at value                                         1,675,585               --
  Payable to affiliates --
    Management fee                                                                       3,433           12,054
    Distribution fee (Service Class)                                                        78            1,175
  Accrued expenses and other liabilities                                               114,895          113,280
                                                                                --------------   --------------
        Total liabilities                                                       $    3,036,693   $      954,179
                                                                                --------------   --------------
Net assets                                                                      $  168,219,807   $  801,843,181
                                                                                ==============   ==============
Net assets consist of:
  Paid-in capital                                                               $  158,029,079   $  753,078,394
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                               23,512,573       19,887,558
  Accumulated undistributed net realized gain (loss) on investments and
    foreign currency transactions                                                  (15,903,618)     (11,916,579)
  Accumulated undistributed net investment income                                    2,581,773       40,793,808
                                                                                --------------   --------------
        Total                                                                   $  168,219,807   $  801,843,181
                                                                                ==============   ==============
Net Assets:
  Initial Class                                                                 $  156,674,728   $  629,264,597
  Service Class                                                                     11,545,079      172,578,584
                                                                                --------------   --------------
        Total                                                                   $  168,219,807   $  801,843,181
                                                                                ==============   ==============
Shares of beneficial interest outstanding:
  Initial Class                                                                      9,981,068       46,836,159
  Service Class                                                                        738,456       12,897,447
                                                                                --------------   --------------
        Total                                                                       10,719,524       59,733,606
                                                                                ==============   ==============
Net asset value:
   (net assets / shares of beneficial interest outstanding)
      Initial Class                                                             $        15.70   $        13.44
                                                                                ==============   ==============
      Service Class                                                             $        15.63   $        13.38
                                                                                ==============   ==============

                        See notes to financial statements

                                                                                   HIGH         INTERNATIONAL
                                                                                   YIELD            VALUE
                                                                                  SERIES           SERIES
                                                                              --------------   --------------
Assets:
  Investments --
    Unaffiliated issuers, (including $--, 3,805,497, --, and -- of
      securities on loan, respectively) at identified cost                    $  437,599,587   $   56,437,717
    Unrealized appreciation                                                       12,826,028       13,256,272
                                                                              --------------   --------------
      Total investments, at value                                             $  450,425,615   $   69,693,989
  Cash                                                                               111,609            3,126
  Foreign currency, at value (Identified cost, $--, $271, $-- and $833,
    respectively)                                                                         --              260
  Receivable for forward foreign currency exchange contracts                              --               --
  Receivable for investments sold                                                    670,155               --
  Receivable for series shares sold                                                  395,709           32,670
  Interest and dividends receivable                                                8,444,301          104,235
  Other assets                                                                         3,765              338
                                                                              --------------   --------------
        Total assets                                                          $  460,051,154   $   69,834,618
                                                                              ==============   ==============
Liabilities:
  Payable for investments purchased                                           $       96,250   $           --
  Payable for series shares reacquired                                               282,938           27,995
  Payable for forward foreign currency exchange contracts                            421,828               --
  Collateral for securities loaned, at value                                              --        3,996,933
  Payable to affiliates --
    Management fee                                                                     9,404            1,756
    Distribution fee (Service Class)                                                     673               32
  Accrued expenses and other liabilities                                             101,958           54,450
                                                                              --------------   --------------
        Total liabilities                                                     $      913,051   $    4,081,166
                                                                              --------------   --------------
Net assets                                                                    $  459,138,103   $   65,753,452
                                                                              ==============   ==============
Net assets consist of:
  Paid-in capital                                                             $  528,728,259   $   60,561,509
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                             12,406,630       13,259,675
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                (113,540,623)      (8,600,742)
  Accumulated undistributed net investment income                                 31,543,837          533,010
                                                                              --------------   --------------
        Total                                                                 $  459,138,103   $   65,753,452
                                                                              ==============   ==============
Net Assets:
  Initial Class                                                               $  360,207,177   $   61,107,867
  Service Class                                                                   98,930,926        4,645,585
                                                                              --------------   --------------
        Total                                                                 $  459,138,103   $   65,753,452
                                                                              ==============   ==============
Shares of beneficial interest outstanding:
  Initial Class                                                                   49,574,682        4,981,485
  Service Class                                                                   13,685,778          379,396
                                                                              --------------   --------------
        Total                                                                     63,260,460        5,360,881
                                                                              ==============   ==============
Net asset value:
  (net assets / shares of beneficial interest outstanding)
      Initial Class                                                           $         7.27   $        12.27
                                                                              ==============   ==============
      Service Class                                                           $         7.23   $        12.24
                                                                              ==============   ==============

                                                                                     MONEY          STRATEGIC
                                                                                    MARKET           INCOME
                                                                                    SERIES           SERIES
                                                                                --------------   --------------
Assets:
  Investments --
    Unaffiliated issuers, (including $--, 3,805,497, --, and -- of securities
      on loan, respectively) at identified cost                                 $  476,100,586   $   81,635,306
    Unrealized appreciation                                                                 --        6,064,359
                                                                                --------------   --------------
      Total investments, at value                                               $  476,100,586   $   87,699,665
  Cash                                                                                   6,850           22,019
  Foreign currency, at value (Identified cost, $--, $271, $-- and $833,
    respectively)                                                                           --              839
  Receivable for forward foreign currency exchange contracts                                --          107,337
  Receivable for investments sold                                                           --              814
  Receivable for series shares sold                                                  1,326,151          139,441
  Interest and dividends receivable                                                        934        1,510,719
  Other assets                                                                           6,143               --
                                                                                --------------   --------------
        Total assets                                                            $  477,440,664   $   89,480,834
                                                                                ==============   ==============
Liabilities:
  Payable for investments purchased                                             $           --   $           --
  Payable for series shares reacquired                                               1,814,665           38,450
  Payable for forward foreign currency exchange contracts                                   --          845,972
  Collateral for securities loaned, at value                                                --               --
  Payable to affiliates --
    Management fee                                                                       6,504            1,782
    Distribution fee (Service Class)                                                       337              143
  Accrued expenses and other liabilities                                                85,220           39,934
                                                                                --------------   --------------
        Total liabilities                                                       $    1,906,726   $      926,281
                                                                                --------------   --------------
Net assets                                                                      $  475,533,938   $   88,554,553
                                                                                ==============   ==============
Net assets consist of:
  Paid-in capital                                                               $  475,533,938   $   80,266,751
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                                       --        5,346,803
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                            --       (1,018,051)
  Accumulated undistributed net investment income                                           --        3,959,050
                                                                                --------------   --------------
        Total                                                                   $  475,533,938   $   88,554,553
                                                                                ==============   ==============
Net Assets:
  Initial Class                                                                 $  426,154,040   $   67,546,643
  Service Class                                                                     49,379,898       21,007,910
                                                                                --------------   --------------
        Total                                                                   $  475,533,938   $   88,554,553
                                                                                ==============   ==============
Shares of beneficial interest outstanding:
  Initial Class                                                                    426,154,040        6,075,974
  Service Class                                                                     49,379,898        1,899,081
                                                                                --------------   --------------
        Total                                                                      475,533,938        7,975,055
                                                                                ==============   ==============
Net asset value:
  (net assets / shares of beneficial interest outstanding)
      Initial Class                                                             $         1.00   $        11.12
                                                                                ==============   ==============
      Service Class                                                             $         1.00   $        11.06
                                                                                ==============   ==============

                       See notes to financial statements.

STATEMENTS OF OPERATIONS -- Year Ended December 31, 2003

                                                                                         EMERGING         GLOBAL
                                                                          BOND        MARKETS EQUITY   GOVERNMENTS
                                                                         SERIES           SERIES          SERIES
                                                                     -------------    --------------   -------------
Net investment income:
  Income --
    Interest                                                         $  15,472,133    $      33,472    $   2,819,251
    Dividends                                                                   --        1,414,920               --
    Foreign taxes withheld                                                      --         (142,617)              --
                                                                     -------------    -------------    -------------
      Total investment income                                        $  15,472,133    $   1,305,775    $   2,819,251
                                                                     -------------    -------------    -------------
  Expenses --
    Management fee                                                   $   1,607,951    $     449,073    $     571,789
    Trustees' compensation                                                  21,386            2,630            6,718
    Administrative fee                                                      26,560            3,009            7,690
    Distribution fee (Service Class)                                       124,883            6,998           13,162
    Custodian fee                                                          117,970           85,324           76,677
    Printing                                                                18,506            6,593           10,602
    Auditing fees                                                           42,600           30,496           42,600
    Legal fees                                                               6,472            4,243            4,554
    Miscellaneous                                                           15,086           10,829            5,341
                                                                     -------------    -------------    -------------
      Total expenses                                                 $   1,981,414    $     599,195    $     739,133
    Fees paid indirectly                                                    (3,123)              --             (150)
                                                                     -------------    -------------    -------------
      Net expenses                                                   $   1,978,291    $     599,195    $     738,983
                                                                     -------------    -------------    -------------
        Net investment income                                        $  13,493,842    $     706,580    $   2,080,268
                                                                     =============    =============    =============
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                          $   8,519,759    $   3,030,833    $   5,998,363
    Foreign currency transactions                                         (158,632)        (102,357)       1,070,084
    Futures contracts                                                      (17,467)              --          (46,136)
    Written options transactions                                                --               --         (385,319)
                                                                     -------------    -------------    -------------
        Net realized gain on investments and foreign currency
          transactions                                               $   8,343,660    $   2,928,476    $   6,636,992
                                                                     -------------    -------------    -------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $   2,191,470    $  12,277,862    $   2,644,400
    Translation of assets and liabilities in foreign currencies             88,256          (10,634)        (535,267)
    Futures contracts                                                      (26,823)              --          (62,285)
                                                                     -------------    -------------    -------------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                         $   2,252,903    $  12,267,228    $   2,046,848
                                                                     -------------    -------------    -------------
        Net realized and unrealized gain (loss) on investments and
          foreign currency                                           $  10,596,563    $  15,195,704    $   8,683,840
                                                                     -------------    -------------    -------------
          Increase in net assets from operations                     $  24,090,405    $  15,902,284    $  10,764,108
                                                                     =============    =============    =============

                                                                        GLOBAL         GOVERNMENT
                                                                         TOTAL         SECURITIES
                                                                     RETURN SERIES       SERIES
                                                                     -------------    -------------
Net investment income:
  Income --
    Interest                                                         $   1,856,400    $  35,987,512
    Dividends                                                            1,519,508               --
    Foreign taxes withheld                                                 (78,792)              --
                                                                     -------------    -------------
      Total investment income                                        $   3,297,116    $  35,987,512
                                                                     -------------    -------------
  Expenses --
    Management fee                                                   $     823,278        5,227,686
    Trustees' compensation                                                   7,083           93,230
    Administrative fee                                                       8,420          100,990
    Distribution fee (Service Class)                                        19,187          383,074
    Custodian fee                                                          108,485          318,906
    Printing                                                                20,471           49,841
    Auditing fees                                                           43,746           36,550
    Legal fees                                                               5,049            3,780
    Miscellaneous                                                           13,920           27,131
                                                                     -------------    -------------
      Total expenses                                                 $   1,049,639    $   6,241,188
    Fees paid indirectly                                                      (739)          (2,766)
                                                                     -------------    -------------
      Net expenses                                                   $   1,048,900    $   6,238,422
                                                                     -------------    -------------
        Net investment income                                        $   2,248,216    $  29,749,090
                                                                     =============    =============
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                          $   5,759,041    $   5,545,766
    Foreign currency transactions                                       (1,312,448)              --
    Futures contracts                                                           --               --
    Written options transactions                                            67,444               --
                                                                     -------------    -------------
        Net realized gain on investments and foreign currency
          transactions                                               $   4,514,037    $   5,545,766
                                                                     -------------    -------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $  19,839,667    $ (17,310,845)
    Translation of assets and liabilities in foreign currencies           (372,355)              --
    Futures contracts                                                           --               --
                                                                     -------------    -------------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                         $  19,467,312    $ (17,310,845)
                                                                     -------------    -------------
        Net realized and unrealized gain (loss) on investments and
          foreign currency                                           $  23,981,349    $ (11,765,079)
                                                                     -------------    -------------
          Increase in net assets from operations                     $  26,229,565    $  17,984,011
                                                                     =============    =============

                       See notes to financial statements.

                                                                             HIGH         INTERNATIONAL
                                                                             YIELD            VALUE
                                                                            SERIES           SERIES
                                                                         -------------    -------------
Net investment income:
  Income --
    Interest                                                             $  34,203,680    $      44,559
    Dividends                                                                  310,356        1,380,907
    Foreign taxes withheld                                                          --         (147,991)
                                                                         -------------    -------------
      Total investment income                                            $  34,514,036    $   1,277,475
                                                                         -------------    -------------
  Expenses --
    Management fee                                                       $   2,970,202    $     534,713
    Distribution fee (Service Class)                                           162,153            8,081
    Trustees' compensation                                                      34,269            4,345
    Administrative fee                                                          37,185            5,053
    Legal fees                                                                   4,653            4,225
    Custodian fee                                                              151,935           98,348
    Printing                                                                    37,539            8,359
    Auditing fees                                                               40,950           34,046
    Miscellaneous                                                               21,653           12,250
                                                                         -------------    -------------
      Total expenses                                                     $   3,460,539    $     709,420
    Fees paid indirectly                                                        (7,068)            (172)
                                                                         -------------    -------------
      Net expenses                                                       $   3,453,471    $     709,248
                                                                         -------------    -------------
        Net investment income                                            $  31,060,565    $     568,227
                                                                         =============    =============
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                              $     294,171    $   2,143,283
    Foreign currency transactions                                             (325,875)         (19,972)
    Written options transactions                                                    --               --
                                                                         -------------    -------------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                     $     (31,704)   $   2,123,311
                                                                         -------------    -------------
  Change in unrealized appreciation (depreciation) --
  Investments                                                            $  45,455,120    $  13,863,388
  Translation of assets and liabilities in foreign currencies                 (351,011)          (1,327)
                                                                         -------------    -------------
    Net unrealized gain on investments and foreign currency
      translation                                                        $  45,104,109    $  13,862,061
                                                                         -------------    -------------
      Net realized and unrealized gain on investments and foreign
        currency                                                         $  45,072,405    $  15,985,372
                                                                         -------------    -------------
        Increase in net assets from operations                           $  76,132,970    $  16,553,599
                                                                         =============    =============

                                                                             MONEY          STRATEGIC
                                                                            MARKET           INCOME
                                                                            SERIES           SERIES
                                                                         -------------    -------------
Net investment income:
  Income --
    Interest                                                             $   7,660,868    $   5,276,682
    Dividends                                                                       --               --
    Foreign taxes withheld                                                          --               --
                                                                         -------------    -------------
      Total investment income                                            $   7,660,868    $   5,276,682
                                                                         -------------    -------------
  Expenses --
    Management fee                                                       $   3,172,213    $     610,845
    Distribution fee (Service Class)                                           141,532           43,183
    Trustees' compensation                                                      72,636            5,739
    Administrative fee                                                          67,335            7,621
    Legal fees                                                                   4,594            1,752
    Custodian fee                                                              198,850           69,975
    Printing                                                                    46,104              945
    Auditing fees                                                               19,800           34,701
    Miscellaneous                                                               51,174            2,799
                                                                         -------------    -------------
      Total expenses                                                     $   3,774,238    $     777,560
    Fees paid indirectly                                                          (430)          (4,599)
                                                                         -------------    -------------
      Net expenses                                                       $   3,773,808    $     772,961
                                                                         -------------    -------------
        Net investment income                                            $   3,887,060    $   4,503,721
                                                                         =============    =============
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                                         --    $   3,754,658
    Foreign currency transactions                                                   --       (1,690,194)
    Written options transactions                                                    --           (9,952)
                                                                         -------------    -------------
      Net realized gain (loss) on investments and foreign currency
        transactions                                                                --    $   2,054,512
                                                                         -------------    -------------
  Change in unrealized appreciation (depreciation) --
  Investments                                                                       --    $   3,574,909
  Translation of assets and liabilities in foreign currencies                       --         (395,447)
                                                                         -------------    -------------
    Net unrealized gain on investments and foreign currency
      translation                                                                   --    $   3,179,462
                                                                         -------------    -------------
      Net realized and unrealized gain on investments and foreign
        currency                                                                    --    $   5,233,974
                                                                         -------------    -------------
        Increase in net assets from operations                           $   3,887,060    $   9,737,695
                                                                         =============    =============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                                                     EMERGING           GLOBAL
                                                                    BOND          MARKETS EQUITY     GOVERNMENTS
                                                                   SERIES             SERIES            SERIES
                                                               ---------------   ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                        $    13,493,842   $       706,580   $     2,080,268
  Net realized gain on investments and foreign currency
    transactions                                                     8,343,660         2,928,476         6,636,992
  Net unrealized gain (loss) on investments and foreign
    currency translation                                             2,252,903        12,267,228         2,046,848
                                                               ---------------   ---------------   ---------------
    Increase in net assets from operations                     $    24,090,405   $    15,902,284   $    10,764,108
                                                               ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $   (10,972,659)  $      (196,547)  $    (3,796,736)
  From net investment income (Service Class)                        (2,121,732)          (11,199)         (292,331)
  From net realized gain on investments (Initial Class)                     --                --                --
  From net realized gain on investments (Service Class)                     --                --                --
                                                               ---------------   ---------------   ---------------
    Total distributions declared to shareholders               $   (13,094,391)  $      (207,746)  $    (4,089,067)
                                                               ---------------   ---------------   ---------------
Net increase (decrease) in net assets from series share
    transactions                                               $     6,112,812   $     3,663,511   $    (8,430,211)
                                                               ---------------   ---------------   ---------------
    Total increase (decrease) in net assets                    $    17,108,826   $    19,358,049   $    (1,755,170)
Net Assets --
  At beginning of period                                           248,716,669        32,459,679        74,582,864
                                                               ---------------   ---------------   ---------------
  At end of period                                             $   265,825,495   $    51,817,728   $    72,827,694
                                                               ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $    15,190,369   $       453,957   $     6,789,723
                                                               ===============   ===============   ===============

                                                                    GLOBAL         GOVERNMENT
                                                                 TOTAL RETURN      SECURITIES
                                                                    SERIES           SERIES
                                                               ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                        $     2,248,216   $    29,749,090
  Net realized gain on investments and foreign currency
    transactions                                                     4,514,037         5,545,766
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            19,467,312       (17,310,845)
                                                               ---------------   ---------------
    Increase in net assets from operations                     $    26,229,565   $    17,984,011
                                                               ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $    (2,121,952)  $   (36,917,647)
  From net investment income (Service Class)                          (160,935)       (6,290,519)
  From net realized gain on investments (Initial Class)                     --        (7,169,052)
  From net realized gain on investments (Service Class)                     --        (1,259,686)
                                                               ---------------   ---------------
    Total distributions declared to shareholders               $    (2,282,887)  $   (51,636,904)
                                                               ---------------   ---------------
Net increase (decrease) in net assets from series share
    transactions                                               $    58,423,279   $  (173,754,393)
                                                               ---------------   ---------------
    Total increase (decrease) in net assets                    $    82,369,957   $  (207,407,286)
Net Assets --
  At beginning of period                                            85,849,850     1,009,250,467
                                                               ---------------   ---------------
  At end of period                                             $   168,219,807   $   801,843,181
                                                               ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $     2,581,773   $    40,793,808
                                                               ===============   ===============

                                                               HIGH          INTERNATIONAL          MONEY           STRATEGICH
                                                               YIELD             VALUE             MARKET             INCOME
                                                              SERIES            SERIES             SERIES             SERIES
                                                          ---------------   ---------------    ---------------    ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                   $    31,060,565   $       568,227    $     3,887,060    $     4,503,721
  Net realized gain (loss) on investments and foreign
    currency transactions                                         (31,704)        2,123,311                 --          2,054,512
  Net unrealized gain on investments and foreign
    currency translation                                       45,104,109        13,862,061                 --          3,179,462
                                                          ---------------   ---------------    ---------------    ---------------
    Increase in net assets from operations                $    76,132,970   $    16,553,599    $     3,887,060    $     9,737,695
                                                          ---------------   ---------------    ---------------    ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (29,599,917)  $      (526,764)   $    (3,676,461)   $    (2,858,537)
  From net investment income (Service Class)                   (5,353,220)          (21,943)          (210,599)          (697,541)
                                                          ---------------   ---------------    ---------------    ---------------
    Total distributions declared to shareholders          $   (34,953,137)  $      (548,707)   $    (3,887,060)   $    (3,556,078)
                                                          ---------------   ---------------    ---------------    ---------------
Net increase (decrease) in net assets from series share
  transactions                                            $    67,938,029   $    (3,106,318)   $  (267,337,186)   $    12,414,309
                                                          ---------------   ---------------    ---------------    ---------------
    Total increase (decrease) in net assets               $   109,117,862   $    12,898,574    $  (267,337,186)   $    18,595,926
Net Assets --
  At beginning of period                                      350,020,241        52,854,878        742,871,124         69,958,627
                                                          ---------------   ---------------    ---------------    ---------------
  At end of period                                        $   459,138,103   $    65,753,452    $   475,533,938    $    88,554,553
                                                          ===============   ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    31,543,837   $       533,010                 --    $     3,959,050
                                                          ===============   ===============    ===============    ===============

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                                     EMERGING           GLOBAL
                                                                    BOND          MARKETS EQUITY     GOVERNMENTS
                                                                   SERIES             SERIES            SERIES
                                                               ---------------   ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                        $    12,392,091   $       379,796   $     1,897,481
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (3,077,582)         (383,240)        2,401,336
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            11,152,251        (1,951,244)        6,361,734
                                                               ---------------   ---------------   ---------------
    Increase (decrease) in net assets from operations          $    20,466,760   $    (1,954,688)  $    10,660,551
                                                               ---------------   ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $    (6,812,055)  $      (443,352)               --
  From net investment income (Service Class)                          (864,050)          (20,475)               --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                             (395,159)               --                --
  From net realized gain on investments and foreign
    currency transactions (Service Class)                              (50,322)               --                --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                     (663,467)               --                --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                      (84,490)               --                --
                                                               ---------------   ---------------   ---------------
    Total distributions declared to shareholders               $    (8,869,543)  $      (463,827)               --
                                                               ---------------   ---------------   ---------------
Net increase (decrease) in net assets from series share
  transactions                                                 $    56,258,640   $     2,322,482   $    13,563,870
                                                               ---------------   ---------------   ---------------
    Total increase (decrease) in net assets                    $    67,855,857   $       (96,033)  $    24,224,421
Net Assets --
  At beginning of period                                           180,860,812        32,555,712        50,358,443
                                                               ---------------   ---------------   ---------------
  At end of period                                             $   248,716,669   $    32,459,679   $    74,582,864
                                                               ===============   ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $    13,106,586   $       193,828   $     3,469,642
                                                               ===============   ===============   ===============

                                                                    GLOBAL         GOVERNMENT
                                                                 TOTAL RETURN      SECURITIES
                                                                    SERIES           SERIES
                                                               ---------------   ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income                                        $     2,034,321   $    36,872,388
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (1,270,726)       13,227,418
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              (378,760)       29,822,285
                                                               ---------------   ---------------
    Increase (decrease) in net assets from operations          $       384,835   $    79,922,091
                                                               ---------------   ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                   $    (1,607,431)  $   (34,598,337)
  From net investment income (Service Class)                           (63,012)       (2,992,380)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                                   --                --
  From net realized gain on investments and foreign
    currency transactions (Service Class)                                   --                --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                           --                --
  In excess of net realized gain on investments and
    foreign currency transactions (Service Class)                           --                --
                                                               ---------------   ---------------
    Total distributions declared to shareholders               $    (1,670,443)  $   (37,590,717)
                                                               ---------------   ---------------
Net increase (decrease) in net assets from series share
  transactions                                                 $    (2,539,460)  $   240,578,202
                                                               ---------------   ---------------
    Total increase (decrease) in net assets                    $    (3,825,068)  $   282,909,576
Net Assets --
  At beginning of period                                            89,674,918       726,340,891
                                                               ---------------   ---------------
  At end of period                                             $    85,849,850   $ 1,009,250,467
                                                               ===============   ===============
Accumulated undistributed net investment income
  included in net assets at end of period                      $     2,071,002   $    43,205,874
                                                               ===============   ===============

                                                               HIGH          INTERNATIONAL          MONEY           STRATEGICH
                                                               YIELD             VALUE             MARKET             INCOME
                                                              SERIES            SERIES             SERIES             SERIES
                                                          ---------------   ---------------    ---------------    ---------------
Increase (decrease) in net assets:
  Net investment income                                   $    33,512,905   $       536,070    $     9,444,519    $     3,498,437
  Net realized gain (loss) on investments and foreign
    currency transactions                                     (52,741,972)       (5,936,400)                --         (2,906,272)
  Net unrealized gain on investments and foreign
    currency                                                   27,397,612         1,715,389                 --          3,985,813
                                                          ---------------   ---------------    ---------------    ---------------
    Increase (decrease) in net assets from operations     $     8,168,545   $    (3,684,941)   $     9,444,519    $     4,577,978
                                                          ---------------   ---------------    ---------------    ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)              $   (34,582,305)  $      (465,998)   $    (9,022,879)   $    (2,333,502)
  From net investment income (Service Class)                   (3,023,477)          (17,107)          (421,640)          (315,293)
                                                          ---------------   ---------------    ---------------    ---------------
    Total distributions declared to shareholders          $   (37,605,782)  $      (483,105)   $    (9,444,519)   $    (2,648,795)
                                                          ---------------   ---------------    ---------------    ---------------
Net increase (decrease) in net assets from series share
  transactions                                            $      (505,418)  $    (7,535,951)   $    19,570,019    $    17,632,001
                                                          ---------------   ---------------    ---------------    ---------------
    Total increase (decrease) in net assets               $   (29,942,655)  $   (11,703,997)   $    19,570,019    $    19,561,184
Net Assets --
  At beginning of period                                      379,962,896        64,558,875        723,301,105         50,397,443
                                                          ---------------   ---------------    ---------------    ---------------
  At end of period                                        $   350,020,241   $    52,854,878    $   742,871,124    $    69,958,627
                                                          ===============   ===============    ===============    ===============
Accumulated undistributed net investment income
  included in net assets at end of period                 $    33,979,256   $       533,463                 --    $     3,304,818
                                                          ===============   ===============    ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                       BOND SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period                    $    11.85     $    11.34     $    10.91     $    10.36     $    10.69
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.62     $     0.66     $     0.65     $     0.71     $     0.67
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               0.51           0.37           0.19           0.30          (0.85)
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     1.13     $     1.03     $     0.84     $     1.01     $    (0.18)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.59)    $    (0.45)    $    (0.41)    $    (0.46)    $    (0.10)
  From net realized gain on investments and foreign
    currency transactions                                         --          (0.03)            --             --          (0.05)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --          (0.04)            --             --          (0.00)+++
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.59)    $    (0.52)    $    (0.41)    $    (0.46)    $    (0.15)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    12.39     $    11.85     $    11.34     $    10.91     $    10.36
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                  9.72%          9.53%          7.85%         10.18%         (1.69)%
Ratios (to average net assets)/Supplemental data
  Expenses##                                                    0.69%          0.68%          0.71%          0.72%          0.72%
  Net investment income@                                        5.10%          5.87%          5.80%          6.85%          6.37%
Portfolio turnover                                                96%           130%           236%           252%           267%
Net assets at end of period (000 Omitted)                 $  199,735     $  211,757     $  170,392     $   75,961     $   52,141

                                                                            BOND SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    11.81     $    11.32         $    11.19
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.57     $     0.63         $     0.22
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               0.53           0.38              (0.09)
                                                          ----------     ----------         ----------
      Total from investment operations                    $     1.10     $     1.01         $     0.13
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.58)    $    (0.45)                --
  From net realized gain on investments and foreign
    currency transactions                                         --          (0.03)                --
  In excess of net realized gain on investments and
    foreign currency transactions                                 --          (0.04)                --
                                                          ----------     ----------         ----------
      Total distributions declared to shareholders        $    (0.58)    $    (0.52)                --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    12.33     $    11.81         $    11.32
                                                          ==========     ==========         ==========
Total return^^                                                  9.43%          9.34%              1.16%++
Ratios (to average net assets)/Supplemental data
  Expenses##                                                    0.94%          0.93%              0.96%+
  Net investment income@                                        4.77%          5.62%              5.52%+
Portfolio turnover                                                96%           130%               236%
Net assets at end of period (000 Omitted)                 $   66,091     $   36,960         $   10,468

  + Annualized
 ++ Not Annualized
+++ Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change, for both classes, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.13%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                              EMERGING MARKETS EQUITY SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     8.48     $     8.73     $     8.82     $    11.42     $     7.49
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income (loss)                            $     0.20     $     0.09     $     0.14     $    (0.01)    $     0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               4.23          (0.24)         (0.23)         (2.59)          3.89
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     4.43     $    (0.15)    $    (0.09)    $    (2.60)    $     3.93
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.06)    $    (0.10)    $       --     $    (0.00)+++ $       --
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    12.85     $     8.48     $     8.73     $     8.82     $    11.42
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 52.60%         (1.88)%        (1.02)%       (22.76)%        52.47%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.65%          1.49%          1.62%          1.57%          1.60%
  Net investment income@                                        1.99%          1.01%          1.63%         (0.12)%         0.44%
Portfolio turnover                                               125%           246%           179%           149%           137%
Net assets at end of period (000 Omitted)                 $   46,769     $   30,393     $   32,175     $   36,345     $   38,139

                                                                   EMERGING MARKETS EQUITY SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     8.45     $     8.72         $     8.35
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.17     $     0.06         $     0.00+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               4.22          (0.23)              0.37
                                                          ----------     ----------         ----------
      Total from investment operations                    $     4.39     $    (0.17)        $     0.37
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.04)    $    (0.10)        $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                           $    12.80     $     8.45        $      8.72
                                                          ==========     ==========         ==========
Total return^^                                                 52.12%         (2.12)%             4.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.89%          1.74%              1.87%+
  Net investment income@                                        1.71%          0.70%              0.22%+
Portfolio turnover                                               125%           246%               179%
Net assets at end of period (000 Omitted)                 $    5,049     $    2,066         $      381

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As required, effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. There was no effect of this change for the year ended December 31, 2001. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                 GLOBAL GOVERNMENTS SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    11.75     $     9.74     $     9.95     $    10.27     $    12.23
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.34     $     0.35     $     0.38     $     0.50     $     0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               1.45           1.66          (0.59)         (0.40)         (1.11)
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     1.79     $     2.01     $    (0.21)    $     0.10     $    (0.61)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                              $    (0.62)    $       --     $       --     $    (0.42)    $    (1.01)
  From net realized gain on investments and foreign
    currency transactions                                         --             --             --             --          (0.34)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --             --             --             --          (0.00)+++
  From paid-in capital                                            --             --             --          (0.00)+++         --
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.62)    $       --     $       --     $    (0.42)    $    (1.35)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    12.92     $    11.75     $     9.74     $     9.95     $    10.27
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 15.60%         20.64%         (2.11)%         1.22%         (5.18)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.95%          0.93%          0.98%          0.94%          0.90%
  Net investment income@                                        2.75%          3.36%          3.81%          5.11%          4.55%
Portfolio turnover                                               143%           120%            67%           131%           176%
Net assets at end of period (000 Omitted)                 $   67,472     $   70,613     $   50,189     $   61,441     $   74,318

                                                                     GLOBAL GOVERNMENTS SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    11.71     $     9.73         $     9.98
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.30     $     0.33         $     0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               1.45           1.65              (0.37)
                                                          ----------     ----------         ----------
      Total from investment operations                    $     1.75     $     1.98         $    (0.25)
                                                          ----------     ----------         ----------
Less distributions declared to shareholders --
  From net investment income                              $    (0.61)    $       --         $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    12.85     $    11.71         $     9.73
                                                          ==========     ==========         ==========
Total return++                                                 15.30%         20.35%             (2.51)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.20%          1.18%              1.23%+
  Net investment income@                                        2.50%          3.03%              3.34%+
Portfolio turnover                                               143%           120%                67%
Net assets at end of period (000 Omitted)                 $    5,355     $    3,969         $      169

  + Annualized
 ++ Not Annualized
+++ Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average assets outstanding
 ## Rations do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all years shown.
  @ As required , effective January 1, 2001 the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.04, and increase realized and unrealized gains and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.40%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by 0.38%. Per share rations and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                GLOBAL TOTAL RETURN SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    13.11     $    13.28     $    15.74     $    16.65     $    16.61
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.29     $     0.31     $     0.31     $     0.50     $     0.39
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               2.66          (0.23)         (1.24)         (0.16)          0.90
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     2.95     $     0.08     $    (0.93)    $     0.34     $     1.29
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.36)    $    (0.25)    $    (0.61)    $    (0.37)    $    (0.52)
  From net realized gain on investments and foreign
    currency transactions                                         --             --          (0.92)         (0.88)         (0.73)
  In excess of net realized gain on investments                   --             --          (0.00)**          --             --
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.36)    $    (0.25)    $    (1.53)    $    (1.25)    $    (1.25)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    15.70     $    13.11     $    13.28     $    15.74     $    16.65
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 22.97%          0.58%         (6.17)%         2.28%          8.43%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.94%          0.90%          0.91%          0.91%          0.89%
  Net investment income@                                        2.06%          2.34%          2.19%          3.13%          2.48%
Portfolio turnover                                                93%            84%            66%            86%           116%
Net assets at end of period (000 Omitted)                 $  156,675     $   80,150     $   88,199     $  101,692     $  107,099

                                                                     GLOBAL TOTAL RETURN SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    13.08     $    13.28         $    13.58
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.26     $     0.27         $     0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               2.63          (0.22)             (0.39)+++
                                                          ----------     ----------         ----------
      Total from investment operations                    $     2.89     $     0.05         $    (0.30)
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.34)    $    (0.25)                --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    15.63     $    13.08         $    13.28
                                                          ==========     ==========         ==========
Total return^^                                                 22.53%          0.41%             (2.20)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.19%          1.15%              1.16%+
  Net investment income@                                        1.83%          2.10%              1.82%+
Portfolio turnover                                                93%            84%                66%
Net assets at end of period (000 Omitted)                 $   11,545     $    5,699         $    1,476

  + Annualized
 ++ Not Annualized
+++ The per share amount is not in accordance with the net realized and unrealized gain/loss for the period becaue of the timing of sales of series shares and the amount of per share realized and unrealized gain and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 ** Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements. ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  @ As, required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gains and losses per share by $0.02, and to decrease the ratio of net investment income to average net assets by 0.17%. The effect of the change on the Service Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, ncrease net realized and unrealized gains and losses per share by $0.01, and to decrease the ratio of net investment income to average net assets by 0.16%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                               GOVERNMENT SECURITIES SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    13.85     $    13.28     $    13.11     $    12.48     $    13.40
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.44     $     0.58     $     0.73     $     0.81     $     0.81
  Net realized and unrealized gain (loss) on
    investments                                                (0.14)          0.67           0.22           0.62          (1.06)
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     0.30     $     1.25     $     0.95     $     1.43     $    (0.25)
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.59)    $    (0.68)    $    (0.78)    $    (0.80)    $    (0.67)
  From net realized gain on investments                        (0.12)            --             --             --             --
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.71)    $    (0.68)    $    (0.78)    $    (0.80)    $    (0.67)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    13.44     $    13.85     $    13.28     $    13.11     $    12.48
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                  2.15%          9.80%          7.47%         12.11%         (1.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.62%          0.60%          0.62%          0.62%          0.61%
  Net investment income@                                        3.22%          4.33%          5.55%          6.47%          6.30%
Portfolio turnover                                               144%           157%            97%            70%            83%
Net assets at end of period (000 Omitted)                 $  629,265     $  877,180     $  696,167     $  567,008     $  510,760

                                                                    GOVERNMENT SECURITIES SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    13.81     $    13.27         $    13.06
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.36     $     0.51         $     0.28
  Net realized and unrealized gain (loss) on
    investments                                           $    (0.10)          0.71              (0.07)
                                                          ----------     ----------         ----------
      Total from investment operations                    $     0.26     $     1.22         $     0.21
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.57)    $    (0.68)        $       --
  From net realized gain on investments                        (0.12)            --                 --
                                                          ----------     ----------         ----------
      Total distributions declared to shareholders        $    (0.69)    $    (0.68)        $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    13.38     $    13.81         $    13.27
                                                          ==========     ==========         ==========
Total return                                                    1.87%          9.55%              1.61%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.87%          0.85%              0.87%+
  Net investment income@                                        2.64%          3.86%              5.52%+
Portfolio turnover                                               144%           157%                97%
Net assets at end of period (000 Omitted)                 $  172,578     $  132,071         $   30,174

  + Annualized.
 ++ Not Annualized
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change on the Initial Class for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase realized and unrealized gains and losses per share by $0.03, and decrease the ratio of net investment income to average net assets by 0.26%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

Financial HighlightsThe financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors whose report, together with the series' financial statements, are inlcuded in this report.

                                                                                    HIGH YIELD SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value  beginning of period                      $     6.56     $     7.05     $     7.63     $     9.02     $     9.16
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.54     $     0.61     $     0.73     $     0.84     $     0.83
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            0.80          (0.42)         (0.57)         (1.39)         (0.20)
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     1.34     $     0.19     $     0.16     $    (0.55)    $     0.63
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.63)    $    (0.68)    $    (0.74)    $    (0.84)    $    (0.77)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $     7.27     $     6.56     $     7.05     $     7.63     $     9.02
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 21.44%          2.70%          1.80%         (6.79)%         6.92%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.83%          0.82%          0.84%          0.83%          0.83%
  Net investment income@                                        7.89%          9.15%          9.93%          9.96%          9.10%
Portfolio turnover                                                92%            75%            58%            56%            86%
Net assets at end of period (000 Omitted)                 $  360,207     $  305,487     $  367,973     $  333,042     $  355,100

                                                                         HIGH YIELD SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     6.53     $     7.04         $     7.09
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.51     $     0.58         $     0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency                            0.81          (0.41)             (0.30)
                                                          ----------     ----------         ----------
      Total from investment operations                    $     1.32     $     0.17         $    (0.05)
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.62)    $    (0.68)        $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $     7.23     $     6.53         $     7.04
                                                          ==========     ==========         ==========
Total return                                                   21.21%          2.37%              1.66%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.08%          1.07%              1.09%+
  Net investment income@                                        7.59%          8.99%              9.55%+
Portfolio turnover                                                92%            75%                58%
Net assets at end of period (000 Omitted)                 $   98,931     $   44,533         $   11,990

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the Initial Class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and to decrease the ratio of net investment income to average net assets by decreased 0.01%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 +  Annualized.
++  Not annualized.
 #  Per share data are based on average shares outstanding.
##  Ratios do not reflect reductions from fees paid indirectly.
^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                INTERNATIONAL VALUE SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     9.28     $     9.93     $    13.16     $    14.97     $    13.19
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                                   $     0.11     $     0.09     $     0.08     $     0.25     $     0.12
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               2.98          (0.66)         (1.89)         (0.58)          2.07
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     3.09     $    (0.57)    $    (1.81)    $    (0.33)    $     2.19
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.10)    $    (0.08)    $    (0.24)    $    (0.12)    $    (0.09)
  From net realized gain on investments and foreign
    currency transactions                                         --             --          (1.12)         (1.36)         (0.32)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --             --          (0.06)            --             --
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.10)    $    (0.08)    $    (1.42)    $    (1.48)    $    (0.41)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    12.27     $     9.28     $     9.93     $    13.16     $    14.97
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 33.63%         (5.86)%       (14.63)%        (2.33)%        17.20%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.28%          1.24%          1.23%          1.21%          1.16%
  Net investment income                                         1.06%          0.91%          0.76%          1.81%          0.96%
Portfolio turnover                                                84%            80%           112%            80%           103%
Net assets at end of period (000 omitted)                 $   61,108     $   50,609     $   64,134     $   82,942     $   84,569

                                                                     INTERNATIONAL VALUE SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     9.27     $     9.93         $    10.57
                                                          ----------     ----------         ----------
Income from investment operations# --
  Net investment income (loss)                            $     0.07     $     0.04         $    (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions               2.98          (0.62)             (0.63)+++
                                                          ----------     ----------         ----------
      Total from investment operations                    $     3.05     $    (0.58)        $    (0.64)
                                                          ----------     ----------         ----------
Less distributions declared to shareholders
  From net investment income                              $    (0.08)    $    (0.08)        $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    12.24     $     9.27         $     9.93
                                                          ==========     ==========         ==========
Total return^^                                                 33.20%         (5.97)%            (6.05)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.53%          1.49%              1.48%+
  Net investment income                                         0.67%          0.44%             (0.17)%+
Portfolio turnover                                                84%            80%               112%
Net assets at end of period (000 omitted)                 $    4,646     $    2,246         $      425

  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with the net realized and unrealized gain/ loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestmentof all distributions) held for the entire period. This information has been audited by the series' independent auditors whose report, together with the series' financial statements, are inlcuded in this report.

                                                                                   MONEY MARKET SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations# --
  Net investment income                                   $     0.01     $     0.01     $     0.04     $     0.06     $     0.05
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions from net investment income             $    (0.01)    $    (0.01)    $    (0.04)    $    (0.06)    $    (0.05)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                  0.63%          1.27%          3.78%          5.95%          4.66%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.57%          0.57%          0.57%          0.58%          0.57%
  Net investment income                                         0.64%          1.27%          3.56%          5.76%          4.57%
Net assets at end of period (000 Omitted)                 $  426,154     $  690,127     $  702,808     $  476,370     $  501,914

                                                                        MONEY MARKET SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $     1.00     $     1.00         $     1.00
                                                          ----------     ----------         ----------
Income from investment operations# --
  Net investment income                                   $     0.00+++  $     0.01         $     0.01
                                                          ----------     ----------         ----------
Less distributions from net investment income             $    (0.00)+++ $    (0.01)        $    (0.01)
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $     1.00     $     1.00         $     1.00
                                                          ==========     ==========         ==========
Total return^^                                                  0.38%          1.02%              0.72%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    0.82%          0.82%              0.82%+
  Net investment income                                         0.37%          0.99%              3.31%+
Net assets at end of period (000 Omitted)                 $   49,380     $   52,745         $   20,493

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                 STRATEGIC INCOME SERIES
                                                          ----------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------------
                                                             2003           2002           2001           2000           1999
                                                          ----------     ----------     ----------     ----------     ----------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    10.31     $    10.04     $    10.10     $    10.25     $    10.04
                                                          ----------     ----------     ----------     ----------     ----------
Income from investment operations#@ --
  Net investment income                                   $     0.59     $     0.57     $     0.67     $     0.79     $     0.70
  Net realized and unrealized loss on investments and
    foreign currency                                            0.71           0.16          (0.34)         (0.51)         (0.25)
                                                          ----------     ----------     ----------     ----------     ----------
      Total from investment operations                    $     1.30     $     0.73     $     0.33     $     0.28     $     0.45
                                                          ----------     ----------     ----------     ----------     ----------
Less distributions declared to shareholders --
  From net investment income                              $    (0.49)    $    (0.46)    $    (0.35)    $    (0.43)    $    (0.14)
  From net realized gain on investments and foreign
    currency transactions                                         --             --          (0.03)            --          (0.04)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --             --          (0.01)            --          (0.06)
                                                          ----------     ----------     ----------     ----------     ----------
      Total distributions declared to shareholders        $    (0.49)    $    (0.46)    $    (0.39)    $    (0.43)    $    (0.24)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value -- end of period                          $    11.12     $    10.31     $    10.04     $    10.10     $    10.25
                                                          ==========     ==========     ==========     ==========     ==========
Total return^^                                                 12.89%          7.52%          3.31%          2.87%          4.61%
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                                    0.90%          0.86%          1.01%          0.98%          1.08%
  Net investment income@                                        5.58%          5.74%          6.69%          7.90%          6.90%
Portfolio turnover                                               127%           137%           179%           107%           150%
Net assets at end of period (000 Omitted)                 $   67,547     $   56,980     $   47,813     $   33,323     $   19,683

                                                                      STRATEGIC INCOME SERIES
                                                          ------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                          -------------------------        PERIOD ENDED
                                                             2003           2002        DECEMBER 31, 2001*
                                                          ----------     ----------     ------------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                    $    10.28     $    10.03         $     9.91
                                                          ----------     ----------         ----------
Income from investment operations#@ --
  Net investment income                                   $     0.57     $     0.53         $     0.21
  Net realized and unrealized loss on investments and
    foreign currency                                            0.68           0.18              (0.09)
                                                          ----------     ----------         ----------
      Total from investment operations                    $     1.25     $     0.71         $     0.12
                                                          ----------     ----------         ----------
Less distributions declared to shareholders --
  From net investment income                              $    (0.47)    $    (0.46)        $       --
                                                          ----------     ----------         ----------
Net asset value -- end of period                          $    11.06     $    10.28         $    10.03
                                                          ==========     ==========         ==========
Total return^^                                                 12.48%          7.31%              3.20%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.15%          1.11%              1.26%+
  Net investment income@                                        5.36%          5.41%              6.00%+
Portfolio turnover                                               127%           137%               179%
Net assets at end of period (000 Omitted)                 $   21,008     $   12,979         $    2,585

  + Annualized.
 ++ Not annualized.
  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the toal return figures for all periods shown.
  @ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on the initial class for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase realized and unrealized gains and losses per share by $0.01 and decrease the ratio of net investment income to average net assets decreased by 0.06%. The effect of this change on the Service Class for the same period was to decrease net investment income per share by less than $0.01, increase realized and unrealized gains and losses by less than $0.01, and decrease the ratio of net investment income to average net asset by 0.06%. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series*, Capital Appreciation Series, Capital Opportunities Series, Emerging Growth Series, Emerging Markets Equity Series*, Global Governments Series*, Global Growth Series, Global Total Return Series*, Government Securities Series*, High Yield Series*, International Growth Series, International Value Series*, Managed Sectors Series, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series, Money Market Series*, New Discovery Series, Research Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series*, Strategic Value Series, Technology Series, Total Return Series, Utilities Series, and Value Series. All of these series are diversified except for the Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The High Yield Series can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Each series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Each series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of each series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Foreign currency options are valued using an internal pricing model approved by the Board of Trustees that uses market data from an independent pricing service. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing service. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith #Notes to Financial Statements -- continuedapproximates market value. Each series' use of amortized cost is subject to the series' compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements -- Certain series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options -- Certain series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Futures Contracts -- Certain series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. Each series' investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series' relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Forward Foreign Currency Exchange Contracts -- Certain series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis.

All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. For the Money Market Series all premium and discount is amortized and accreted for financial statement purposes and tax reporting purposes in accordance with generally accepted accounting principles and federal tax regulations, respectively. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Certain series may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.1%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Certain series may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, certain series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                 EMERGING MARKETS       GLOBAL            GLOBAL
                                     BOND             EQUITY         GOVERNMENTS       TOTAL RETURN       GOVERNMENT
                                    SERIES            SERIES            SERIES            SERIES      SECURITIES SERIES
     ------------------------------------------------------------------------------------------------------------------
     Balance credits              $    3,123        $       --        $      150        $      228        $    2,766
     Directed brokerage credits           --                --                --               511                --
                                  ----------        ----------        ----------        ----------        ----------
     Total                        $    3,123        $       --        $      150        $      739        $    2,766
                                  ----------        ----------        ----------        ----------        ----------

                                                  INTERNATIONAL         MONEY            STRATEGIC
                                  HIGH YIELD          VALUE             MARKET            INCOME
                                    SERIES           SERIES             SERIES            SERIES
     ----------------------------------------------------------------------------------------------
     Balance credits              $    7,068        $      172        $      430        $    4,599
     Directed brokerage credits           --                --                --                --
                                  ----------        ----------        ----------        ----------
     Total                        $    7,068        $      172        $      430        $    4,599
                                  ----------        ----------        ----------        ----------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                       BOND SERIES          EMERGING MARKETS EQUITY SERIES  GLOBAL GOVERNMENTS SERIES
                               ---------------------------  ------------------------------ ---------------------------
                                       DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                               ---------------------------  ------------------------------ ---------------------------
                                   2003           2002           2003            2002           2003          2002
                               ---------------------------  ------------------------------ ---------------------------
Distributions declared from:
Ordinary income                $ 13,094,391   $  8,505,967   $    207,746   $    463,827   $  4,089,067   $         --
Long-term capital gain                   --        363,576             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
Total distributions declared   $ 13,094,391   $  8,869,543   $    207,746   $    463,827   $  4,089,067   $         --
                                    ------------   ------------   ------------   ------------   ------------   ------------

                                GLOBAL TOTAL RETURN SERIES   GOVERNMENT SECURITIES SERIES       HIGH YIELD SERIES
                               ---------------------------   ----------------------------  ---------------------------
                                       DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                               ---------------------------   ----------------------------  ---------------------------
                                   2003           2002           2003            2002           2003          2002
                               ---------------------------   ----------------------------  ---------------------------
Distributions declared from:
Ordinary income                $  2,282,887   $  1,670,443   $ 45,340,898   $ 37,590,717   $ 34,953,137   $ 37,605,782
Long-term capital gain                   --             --      6,296,006             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
Total distributions declared   $  2,282,887   $  1,670,443   $ 51,636,904   $ 37,590,717   $ 34,953,137   $ 37,605,782
                               ------------   ------------   ------------   ------------   ------------   ------------

                                INTERNATIONAL VALUE SERIES       MONEY MARKET SERIES         STRATEGIC INCOME SERIES
                               ---------------------------   ---------------------------   ---------------------------
                                       DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                               ---------------------------   ---------------------------   ---------------------------
                                   2003           2002           2003            2002           2003          2002
                               ---------------------------   ---------------------------   ---------------------------
Distributions declared from:
Ordinary income                $    548,707   $    483,105   $  3,887,060   $  9,444,519   $  3,556,078   $  2,648,795
Long-term capital gain                   --             --             --             --             --             --
                               ------------   ------------   ------------   ------------   ------------   ------------
Total distributions declared   $    548,707   $    483,105   $  3,887,060   $  9,444,519   $  3,556,078   $  2,648,795
                               ------------   ------------   ------------   ------------   ------------   ------------

During the year ended December 31, 2003, the following amounts were reclassified due to differences between book and tax accounting and the offset of net investment loss against short-term capital gains.

                                                                             EMERGING MARKETS   GLOBAL GOVERNMENTS   GLOBAL TOTAL
                                                               BOND SERIES    EQUITY SERIES           SERIES         RETURN SERIES
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease):
Paid-in capital                                                $    275,553    $      1,721        $     (6,525)     $      9,492
Accumulated undistributed net realized gain on investments
  and foreign currency transactions                              (1,959,885)        236,984          (5,322,355)         (723,672)
Accumulated undistributed net investment income(loss)             1,684,332        (238,705)          5,328,880           714,180

                                                                GOVERNMENT
                                                                SECURITIES      HIGH YIELD         INTERNATIONAL    STRATEGIC INCOME
                                                                  SERIES          SERIES           VALUE SERIES         SERIES
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                $         --    $   (288,860)       $          1      $      4,357
Accumulated undistributed net realized gain on investments
  and foreign currency transactions                             (11,047,010)     (1,168,293)             19,972           289,054
Accumulated undistributed net investment income(loss)            11,047,010       1,457,153             (19,973)         (293,411)

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                          EMERGING        GLOBAL          GLOBAL        GOVERNMENT
                                                           BOND           MARKETS       GOVERNMENTS    TOTAL RETURN    SECURITIES
                                                          SERIES       EQUITY SERIES      SERIES          SERIES         SERIES
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                          $ 15,984,445    $    552,277    $  8,403,594   $   4,172,302    $ 40,793,806
Undistributed long-term capital gain                      2,879,089              --              --              --              --
Capital loss carryforward                                        --      (7,128,514)        (61,138)    (14,924,959)     (4,003,424)
Unrealized appreciation (depreciation) on investments
  and foreign currency translations                      11,392,997      11,152,647       6,234,468      23,124,204      11,974,402
Other temporary differences                                      (2)        (98,320)     (1,891,456)     (2,180,819)             --

                                                            HIGH         INTERNATIONAL        MONEY          STRATEGIC
                                                            YIELD            VALUE            MARKET          INCOME
                                                           SERIES           SERIES            SERIES          SERIES
------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                          $   31,911,279    $     542,381    $       1,718    $   4,572,151
Undistributed long-term capital gain                               --               --               --               --
Capital loss carryforward                                (102,703,045)      (7,765,979)          (1,577)        (554,958)
Unrealized appreciation (depreciation) on investments
  and foreign currency translations                        11,927,842       12,423,377               --        5,873,691
Other temporary differences                               (10,726,232)          (7,836)              --       (1,603,082)

At December 31, 2003, the following series, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                      EMERGING MARKETS     GLOBAL GOVERNMENTS        GLOBAL TOTAL          GOVERNMENT
EXPIRATION DATE         EQUITY SERIES            SERIES             RETURN SERIES       SECURITIES SERIES
---------------------------------------------------------------------------------------------------------
December 31, 2006      $      (592,389)      $            --       $            --       $            --
December 31, 2007                   --                    --                    --                    --
December 31, 2008                   --               (61,138)           (8,793,830)                   --
December 31, 2009           (6,536,125)                   --            (5,728,398)                   --
December 31, 2010                   --                    --              (402,731)                   --
December 31, 2011                   --                    --                    --            (4,003,424)
                       ---------------       ---------------       ---------------       ---------------
Total                  $    (7,128,514)      $       (61,138)      $   (14,924,959)      $    (4,003,424)
                       ---------------       ---------------       ---------------       ---------------

                             HIGH             INTERNATIONAL          MONEY MARKET           STRATEGIC
EXPIRATION DATE          YIELD SERIES          VALUE SERIES             SERIES            INCOME SERIES
--------------------------------------------------------------------------------------------------------
December 31, 2004      $            --       $            --       $          (530)      $            --
December 31, 2005                   --                    --                    --                    --
December 31, 2006           (5,630,168)                   --                    --                    --
December 31, 2007           (6,145,967)                   --                    --                    --
December 31, 2008           (6,617,797)                   --                    --                    --
December 31, 2009          (37,568,488)           (2,759,062)                   --              (541,986)
December 31, 2010          (46,740,625)           (5,006,917)                 (776)              (12,972)
December 31, 2011                   --                    --                  (271)                   --
                       ---------------       ---------------       ---------------       ---------------
Total                  $  (102,703,045)      $    (7,765,979)      $        (1,577)      $      (554,958)
                       ---------------       ---------------       ---------------       ---------------

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on the daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser -- Each series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                   MANAGEMENT      TOTAL EXPENSE
                                                      FEE            LIMITATION
          ----------------------------------------------------------------------
          Bond Series                                0.60%               N/A
          Emerging Markets Equity Series             1.25%#              N/A
          Global Governments Series                  0.75%*             1.25%
          Global Total Return Series                 0.75%*              N/A
          Government Securities Series               0.55%              1.25%
          High Yield Series                          0.75%*             1.25%
          International Value Series                 0.975%*##           N/A
          Money Market Series                        0.50%              0.60%**
          Strategic Income Series                    0.75%               N/A

# Effective 01/01/04 the management fee for the Emerging Market Equity Series is 1.05% of the first $500 million of average net assets and 1.00% on average daily net assets in excess of $500 million.

## Effective 01/01/04 the management fee for the International Value Series is 0.90% of the first $1 billion of average daily net assets, 0.80% on average daily net assets in excess of $1 billion and up to $2 billion, and 0.70% on average daily net assets in excess of $2 billion.

* The management fee for the Global Governments Series and Global Total Return Series is 0.75% of the first $300 million of average daily net assets of each series and is reduced to 0.675% of the average daily net assets of each series in excess of $300 million. The management fee for the International Value Series is reduced to 0.925% of the average daily net assets in excess of $500 million. The management fee for the High Yield Series is 0.75% of the first $1 billion of average daily nets assets. The management fee is reduced to 0.70% of the average daily net assets in excess of $1 billion.

** Total expense limitation is 0.60% and 0.85%, respectively, for the Initial Class and Service Class Shares.

Each series pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                           0.0175%
          Next $2.5 billion                          0.0130%
          Next $2.5 billion                          0.0005%
          In excess of $7 billion                    0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                EMERGING MARKETS        GLOBAL
                                                    BOND             EQUITY           GOVERNMENTS      GLOBAL TOTAL
                                                   SERIES            SERIES             SERIES        RETURN SERIES
--------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                     $    89,824,138                --   $    20,518,059   $    11,486,269
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government securities)   $   164,263,597   $    46,712,218   $    72,331,285   $   105,626,282
                                               ===============   ===============   ===============   ===============

Sales
U.S. government securities                     $   101,545,869                --   $    27,176,079   $    15,676,462
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government securities)   $   151,547,213   $    43,677,681   $    68,938,815   $    82,223,826
                                               ===============   ===============   ===============   ===============

                                                 GOVERNMENT                         INTERNATIONAL       STRATEGIC
                                                 SECURITIES        HIGH YIELD           VALUE            INCOME
                                                   SERIES           SERIES              SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                     $ 1,425,943,195                --                --   $    16,870,677
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government securities)   $        47,633   $   399,350,715   $    44,631,064   $    94,174,435
                                               ===============   ===============   ===============   ===============

Sales
U.S. government securities                     $ 1,301,689,237                --                --   $    26,721,897
                                               ===============   ===============   ===============   ===============
Investments (non-U.S. government securities)   $    17,464,393   $   346,157,225   $    46,294,060   $    70,626,895
                                               ===============   ===============   ===============   ===============

Purchases and sales of investments for the Money Market Series, which consist solely of short-term obligations, amounted to $16,754,301,060 and $17,060,971,188, respectively, excluding repurchase agreements.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

                                                      EMERGING            GLOBAL             GLOBAL            GOVERNMENT
                                     BOND              MARKETS          GOVERNMENTS        TOTAL RETURN        SECURITIES
                                    SERIES          EQUITY SERIES         SERIES              SERIES             SERIES
---------------------------------------------------------------------------------------------------------------------------
Aggregate cost                  $   251,424,741    $    41,798,175    $    65,904,015    $   145,612,472    $   783,440,284
                                ===============    ===============    ===============    ===============    ===============
Gross unrealized appreciation   $    12,426,542    $    11,616,630    $     6,316,346    $    23,792,449    $    14,626,793
Gross unrealized depreciation        (1,037,331)          (521,049)          (125,790)          (582,933)        (2,652,391)
                                ---------------    ---------------    ---------------    ---------------    ---------------
  Net unrealized appreciation   $    11,389,211    $    11,095,221    $     6,190,556    $    23,209,516    $    11,974,402
                                ===============    ===============    ===============    ===============    ===============

                                                    INTERNATIONAL           MONEY           STRATEGIC
                                   HIGH YIELD           VALUE              MARKET            INCOME
                                    SERIES             SERIES              SERIES            SERIES
--------------------------------------------------------------------------------------------------------
Aggregate cost                  $   438,289,510    $    57,274,015    $   476,100,586    $    81,827,733
                                ===============    ===============    ===============    ===============
Gross unrealized appreciation   $    31,658,427    $    12,703,901                 --    $     6,239,382
Gross unrealized depreciation       (19,522,322)          (283,927)                --           (367,450)
                                ---------------    ---------------    ---------------    ---------------
  Net unrealized appreciation   $    12,136,105    $    12,419,974                 --    $     5,871,932
                                ===============    ===============    ===============    ===============

(5) SHARES OF BENEFICIAL INTEREST

The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                             BOND SERIES
                                   ----------------------------------------------------------------
                                              YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31, 2003                 DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
INITIAL CLASS                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            8,518,314   $  103,456,069       12,385,680    $ 140,102,699
Shares issued to shareholders in
  reinvestment of distributions          913,627       10,972,659          722,081        7,870,681
Shares reacquired                    (11,177,186)    (135,237,773)     (10,268,156)    (116,574,366)
                                   -------------   --------------    -------------    -------------
Net increase (decrease)               (1,745,245)  $  (20,809,045)       2,839,605    $  31,399,014
                                   =============   ==============    =============    =============

                                                             BOND SERIES
                                   ----------------------------------------------------------------
                                              YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31, 2003                 DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
SERVICE CLASS                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            6,013,204   $   72,838,218        4,080,860    $  46,302,782
Shares issued to shareholders in
  reinvestment of distributions          177,254        2,121,732           91,807          998,862
Shares reacquired                     (3,959,389)     (48,038,093)      (1,967,424)     (22,442,018)
                                   -------------   --------------    -------------    -------------
Net increase                           2,231,069   $   26,921,857        2,205,243    $  24,859,626
                                   =============   ==============    =============    =============

                                                    EMERGING MARKETS EQUITY SERIES
                                   ----------------------------------------------------------------
                                             YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 2003                DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
INITIAL CLASS                          SHARES           AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            3,586,252    $  36,502,780        5,234,531    $  49,235,260
Shares issued to shareholders in
  reinvestment of distributions           22,566          196,547           44,071          443,352
Shares reacquired                     (3,552,667)     (34,722,921)      (5,380,073)     (49,323,031)
                                   -------------    -------------    -------------    -------------
Net increase (decrease)                   56,151    $   1,976,406         (101,471)   $     355,581
                                   =============    =============    =============    =============

                                                    EMERGING MARKETS EQUITY SERIES
                                   ----------------------------------------------------------------
                                             YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 2003                DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
SERVICE CLASS                          SHARES           AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              661,605    $   6,730,289          796,161    $   7,197,182
Shares issued to shareholders in
  reinvestment of distributions            1,290           11,199            2,039           20,475
Shares reacquired                       (512,906)      (5,054,383)        (597,276)      (5,250,756)
                                   -------------    -------------    -------------    -------------
Net increase                             149,989    $   1,687,105          200,924    $   1,966,901
                                   =============    =============    =============    =============

                                                      GLOBAL GOVERNMENTS SERIES
                                   ----------------------------------------------------------------
                                              YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31, 2003                 DECEMBER 31, 2002
                                   ----------------------------------------------------------------
INITIAL CLASS                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            4,426,516    $  53,689,650        5,580,333    $  59,659,317
Shares issued in connection with
   acquisition of MFS Sun Life
   Global
Asset Allocation Fund                         --               --               --               --
Shares issued to shareholders in
   reinvestment of distributions         314,821        3,796,736               --               --
Shares reacquired                     (5,530,631)     (66,865,020)      (4,722,829)     (49,541,428)
                                   -------------    -------------    -------------    -------------
Net increase (decrease)                 (789,294)   $  (9,378,634)         857,504    $  10,117,889
                                   =============    =============    =============    =============

                                                      GLOBAL GOVERNMENTS SERIES
                                   ----------------------------------------------------------------
                                             YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 2003                DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
SERVICE CLASS                          SHARES           AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              586,594    $   7,085,614          700,512    $   7,479,364
Shares issued in connection with
   acquisition of MFS Sun Life
   Global
Asset Allocation Fund                         --               --               --               --
Shares issued to shareholders in
   reinvestment of distributions          24,341          292,331               --               --
Shares reacquired                       (533,289)      (6,429,522)        (378,854)      (4,033,383)
                                   -------------    -------------    -------------    -------------
Net increase                              77,646    $     948,423          321,658    $   3,445,981
                                   =============    =============    =============    =============

                                                      GLOBAL TOTAL RETURN SERIES
                                   ----------------------------------------------------------------
                                              YEAR ENDED                       YEAR ENDED
                                          DECEMBER 31, 2003                 DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
INITIAL CLASS                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                            2,379,356    $  34,051,595        2,424,009    $  31,595,017
Shares issued in connection with
   acquisition of MFS Sun Life
   Global
Asset Allocation Fund                  4,463,188       62,618,528               --               --
Shares issued to shareholders in
   reinvestment of distributions         156,949        2,121,952          120,859        1,607,431
Shares reacquired                     (3,130,328)     (44,587,980)      (3,072,078)     (39,995,286)
                                   -------------    -------------    -------------    -------------
Net increase (decrease)                3,869,165    $  54,204,095         (527,210)   $  (6,792,838)
                                   =============    =============    =============    =============

                                                      GLOBAL TOTAL RETURN SERIES
                                   ----------------------------------------------------------------
                                             YEAR ENDED                        YEAR ENDED
                                            DECEMBER 31, 2003                DECEMBER 31, 2002
                                   ------------------------------    ------------------------------
SERVICE CLASS                          SHARES           AMOUNT           SHARES            AMOUNT
---------------------------------------------------------------------------------------------------
Shares sold                              531,379    $   7,586,250          711,871    $   9,180,421
Shares issued in connection with
   acquisition of MFS Sun Life
   Global
Asset Allocation Fund                    163,179        2,281,243               --               --
Shares issued to shareholders in
   reinvestment of distributions          11,930          160,935            4,745           63,012
Shares reacquired                       (403,843)      (5,809,244)        (392,011)      (4,990,055)
                                   -------------    -------------    -------------    -------------
Net increase                             302,645    $   4,219,184          324,605    $   4,253,378
                                   =============    =============    =============    =============

                                                         GOVERNMENT SECURITIES SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ------------------------------------------------------------------------
INITIAL CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             48,615,846    $   661,291,502         81,951,135    $ 1,099,691,747
Shares issued to shareholders in
   reinvestment of distributions         3,292,509         44,086,698          2,692,478         34,598,337
Shares reacquired                      (68,425,724)      (924,384,825)       (73,723,693)      (991,269,453)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                (16,517,369)   $  (219,006,625)        10,919,920    $   143,020,631
                                   ===============    ===============    ===============    ===============

                                                         GOVERNMENT SECURITIES SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
SERVICE CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             19,569,763    $   263,850,175         15,552,849    $   208,950,834
Shares issued to shareholders in
   reinvestment of distributions           565,135          7,550,206            233,051          2,992,380
Shares reacquired                      (16,802,233)      (226,148,149)        (8,494,548)      (114,385,643)
                                   ---------------    ---------------    ---------------    ---------------
Net increase                             3,332,665    $    45,252,232          7,291,352    $    97,557,571
                                   ===============    ===============    ===============    ===============

                                                              HIGH YIELD SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ------------------------------------------------------------------------
INITIAL CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             40,240,208    $   275,485,544         48,332,803    $   321,092,066
Shares issued to shareholders in
   reinvestment of distributions         4,525,981         29,599,917          5,295,912         34,582,305
Shares reacquired                      (41,794,394)      (284,722,941)       (59,255,259)      (390,817,321)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                  2,971,795    $    20,362,520         (5,626,544)   $   (35,142,950)
                                   ===============    ===============    ===============    ===============

                                                              HIGH YIELD SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
SERVICE CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             19,509,181    $   133,457,842         16,105,341    $   105,864,564
Shares issued to shareholders in
   reinvestment of distributions           821,046          5,353,220            463,724          3,023,476
Shares reacquired                      (13,462,615)       (91,235,553)       (11,453,728)       (74,250,508)
                                   ---------------    ---------------    ---------------    ---------------
Net increase                             6,867,612    $    47,575,509          5,115,337    $    34,637,532
                                   ===============    ===============    ===============    ===============

                                                          INTERNATIONAL VALUE SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
INITIAL CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,114,125         22,031,275          2,226,383         21,413,342
Shares issued to shareholders in
   reinvestment of distributions            54,814            526,764             44,850            465,998
Shares reacquired                       (2,643,234)       (27,028,162)        (3,271,412)       (31,165,831)
                                   ---------------    ---------------    ---------------    ---------------
Net decrease                              (474,295)   $    (4,470,123)        (1,000,179)   $    (9,286,491)
                                   ===============    ===============    ===============    ===============

                                                          INTERNATIONAL VALUE SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
SERVICE CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                804,308    $     8,016,668          4,856,425    $    46,038,010
Shares issued to shareholders in
   reinvestment of distributions             2,283             21,942              1,647             17,107
Shares reacquired                         (669,560)        (6,674,805)        (4,658,519)       (44,304,577)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                    137,031    $     1,363,805            199,553    $     1,750,540
                                   ===============    ===============    ===============    ===============

                                                              MONEY MARKET SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
INITIAL CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            356,969,984    $   356,969,984        821,895,482    $   821,895,482
Shares issued to shareholders in
   reinvestment of distributions         3,676,461          3,676,461          9,022,879          9,022,879
Shares reacquired                     (624,618,965)      (624,618,965)      (843,599,886)      (843,599,886)
                                   ---------------    ---------------    ---------------    ---------------
Net decrease                          (263,972,520)   $  (263,972,520)       (12,681,525)   $   (12,681,525)
                                   ===============    ===============    ===============    ===============

                                                              MONEY MARKET SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
SERVICE CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            200,981,677    $   200,981,677        320,963,947    $   320,963,947
Shares issued to shareholders in
   reinvestment of distributions           210,600            210,600            421,639            421,639
Shares reacquired                     (204,556,943)      (204,556,943)      (289,134,042)      (289,134,042)
                                   ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 (3,364,666)   $    (3,364,666)        32,251,544    $    32,251,544
                                   ===============    ===============    ===============    ===============

                                                           STRATEGIC INCOME SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
INITIAL CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              4,133,384    $    44,207,581          3,933,969    $    39,411,467
Shares issued to shareholders in
   reinvestment of distributions           272,761          2,858,537            239,825          2,333,502
Shares reacquired                       (3,856,341)       (41,334,838)        (3,408,445)       (34,139,223)
                                   ---------------    ---------------    ---------------    ---------------
Net increase                               549,804    $     5,731,280            765,349    $     7,605,746
                                   ===============    ===============    ===============    ===============

                                                           STRATEGIC INCOME SERIES
                                   ------------------------------------------------------------------------
                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 2003                      DECEMBER 31, 2002
                                   ----------------------------------    ----------------------------------
SERVICE CLASS                          SHARES             AMOUNT              SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              2,078,301    $    22,162,933          1,604,389    $    16,041,425
Shares issued to shareholders in
   reinvestment of distributions            66,750            697,541             32,471            315,293
Shares reacquired                       (1,508,887)       (16,177,445)          (631,538)        (6,330,463)
                                   ---------------    ---------------    ---------------    ---------------
Net increase                               636,164    $     6,683,029          1,005,322    $    10,026,255
                                   ===============    ===============    ===============    ===============

For the Money Market Funds the series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest.

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. Each series had no significant borrowings during the year. The commitment fee allocated to each series for the year ended December 31, 2003 was as follows:

                                                                  COMMITMENT FEE
          ----------------------------------------------------------------------
          Bond Series                                                  $   1,933
          Emerging Markets Equity Series                                     245
          Global Governments Series                                          547
          Global Total Return Series                                         715
          Government Securities Series                                     8,681
          High Yield Series                                                2,715
          International Value Series                                         334
          Money Market Series                                              3,479
          Strategic Income Series                                            534

(7) FINANCIAL INSTRUMENTS

Each series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS -- GLOBAL GOVERNMENTS SERIES

                                                    NUMBER OF           PREMIUMS
                                                    CONTRACTS           RECEIVED
          -----------------------------------------------------------------------
          Outstanding, beginning of year                   --         $       --
          Options written                                   4            208,728
          Options exercised                                (2)          (180,120)
          Options expired                                  (2)           (29,608)
                                                    ---------         ----------
          Outstanding, end of year                         --         $       --
                                                    =========         ==========

WRITTEN OPTION TRANSACTIONS -- GLOBAL TOTAL RETURN SERIES

                                                    NUMBER OF           PREMIUMS
                                                    CONTRACTS           RECEIVED
          -----------------------------------------------------------------------
          Outstanding, beginning of year                   --         $       --
          Options written                                   2             67,444
          Options exercised                                (1)           (59,519)
          Options expired                                  (1)            (7,925)
                                                    ---------         ----------
          Outstanding, end of year                         --         $       --
                                                    =========         ==========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                                                           NET UNREALIZED
                                                           CONTRACTS TO                       CONTRACTS     APPRECIATION
                              SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
               Sales
                                 01/13/04            AUD         484,959    $    354,810    $    364,586     $    (9,776)
                                 01/13/04            CAD         254,089         192,540         196,494          (3,954)
                                 02/09/04            DKK       6,632,122       1,092,827       1,120,839         (28,012)
                        01/13/04-01/26/04            EUR      10,133,359      12,171,367      12,760,474        (589,107)
                                 01/13/04            NOK       2,347,493         349,511         352,000          (2,489)
                                 03/15/04            NZD       1,811,591       1,161,067       1,176,703         (15,636)
                         01/13/04-02/9/04            SEK      16,281,294       2,178,455       2,259,791         (81,336)
                                                                            ------------    ------------     -----------
                                                                            $ 17,500,577    $ 18,230,887     $  (730,310)
                                                                            ============    ============     ===========

               Purchases
                                 01/13/04            AUD       1,063,837    $    744,032    $    799,780     $    55,748
                                 01/13/04            CAD         570,881         434,226         441,477           7,251
                                 01/13/04            EUR       1,709,788       2,098,054       2,153,473          55,419
                                 01/13/04            GBP       2,337,152       3,967,687       4,167,809         200,122
                                 03/15/04            JPY   2,122,740,296      19,772,548      19,860,668          88,120
                                 01/13/04            NOK       4,735,467         709,553         710,070             517
                                 02/09/04            SEK       2,796,924         381,213         388,085           6,872
                                                                            ------------    ------------     -----------
                                                                            $ 28,107,313    $ 28,521,362     $   414,049
                                                                            ============    ============     ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- GLOBAL TOTAL RETURN SERIES

                                                                                                           NET UNREALIZED
                                                           CONTRACTS TO                       CONTRACTS     APPRECIATION
                              SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
               Sales
                                 01/13/04            AUD         443,152    $    324,223    $    333,156     $    (8,933)
                                 02/09/04            DKK       8,297,760       1,365,008       1,402,335         (37,327)
                        01/13/04-01/26/04            EUR      12,169,055      14,567,344      15,324,485        (757,141)
                                 01/13/04            NOK       2,140,239         318,654         320,923          (2,269)
                                 03/15/04            NZD       1,660,534       1,064,253       1,078,585         (14,332)
                        01/13/04-02/09/04            SEK      13,842,177       1,843,227       1,921,494         (78,267)
                                                                            ------------    ------------     -----------
                                                                            $ 19,482,709    $ 20,380,978     $  (898,269)
                                                                            ============    ============     ===========

               Purchases
                                 01/13/04            AUD         920,698    $    643,923    $    692,170     $    48,247
                                 01/13/04            CAD         433,713         330,652         335,401           4,749
                                 01/13/04            EUR       1,372,904       1,691,542       1,729,169          37,627
                                 01/13/04            GBP       1,468,940       2,495,126       2,619,540         124,414
                                 03/15/04            JPY   1,221,247,421      11,391,182      11,426,168          34,986
                                 01/13/04            NOK       4,723,348         640,349         640,776             427
                                 02/09/04            SEK       2,487,961         339,102         345,215           6,113
                                                                            ------------    ------------     -----------
                                                                            $ 17,531,876    $ 17,788,439     $   256,563
                                                                            ============    ============     ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- HIGH YIELD SERIES

                                                           CONTRACTS TO                       CONTRACTS    NET UNREALIZED
                              SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
               Sales
                                 01/13/04            EUR       5,262,929    $  6,206,816    $  6,628,644     $  (421,828)
                                                                            ------------    ------------     -----------
                                                                            $  6,206,816    $  6,628,644     $  (421,828)
                                                                            ============    ============     ===========

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- STRATEGIC INCOME SERIES

                                                                                                           NET UNREALIZED
                                                           CONTRACTS TO                       CONTRACTS     APPRECIATION
                              SETTLEMENT DATE             DELIVER/RECEIVE   IN EXCHANGE FOR    AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
               Sales
                                 01/13/04            AUD         303,057    $    221,926    $    227,835     $    (5,909)
                                 01/13/04            CAD         933,163         710,030         721,639         (11,609)
                                 02/09/04            DKK       3,983,835         653,955         673,275         (19,320)
                        01/13/04-01/26/04            EUR       9,203,839      10,818,164      11,591,482        (773,318)
                                 01/13/04            GBP          39,914          67,462          71,178          (3,716)
                                 03/15/04            NZD         930,965         596,665         604,700          (8,035)
                        01/13/04-02/09/04            SEK       3,057,158         400,480         424,545         (24,065)
                                                                            ------------    ------------     -----------
                                                                            $ 13,468,682    $ 14,314,654     $  (845,972)
                                                                            ============    ============     ===========

               Purchases
                                 01/13/04            AUD         512,903    $    358,717    $    385,594     $    26,877
                                 01/13/04            CAD         433,984         331,075         335,611           4,536
                                 01/13/04            EUR         761,301         911,096         958,857          47,761
                                 01/13/04            GBP         264,645         446,719         471,938          25,219
                                 03/15/04            JPY      23,341,639         216,857         218,388           1,531
                                 02/09/04            SEK         574,562          78,311          79,724           1,413
                                                                            ------------    ------------     -----------
                                                                            $  2,342,775    $  2,450,112     $   107,337
                                                                            ============    ============     ===========

At December 31, 2003, the series had sufficient cash and/or securities to cover any commitments under these contracts.

FUTURES CONTRACTS -- BOND SERIES

                                                                                        UNREALIZED
DESCRIPTION                      EXPIRATION         CONTRACTS       POSITION           DEPRECIATION
---------------------------------------------------------------------------------------------------
U.S. 5-Yr. Treasury Notes        March 2004             48            Short            $   (26,823)

FUTURES CONTRACTS -- GLOBAL GOVERNMENTS SERIES

                                                                                        UNREALIZED
DESCRIPTION                      EXPIRATION         CONTRACTS       POSITION           DEPRECIATION
---------------------------------------------------------------------------------------------------
Japanese Government Bonds        March 2004             6             Long             $    (8,681)

At December 31, 2003, the series had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

Certain series of the trust are restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from 0% to 15% of the series' net assets. At December 31, 2003, the High Yield Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.003% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                                                      DATE OF        SHARE/PRINCIPAL
SERIES               DESCRIPTION                                    ACQUISITION          AMOUNT           COST        VALUE
-----------------------------------------------------------------------------------------------------------------------------
High Yield Series    Airplane Pass-Through Trust, 10.875s, 2019       3/13/96                    691    $ 691,390    $ 13,828
                                                                                                                     --------

(9) ACQUISITIONS

At close of business on September 5, 2003, MFS Sun Life Global Total Return Series acquired all of the assets and liabilities of MFS Sun Life Global Asset Allocation Series. The acquisition was accomplished by a tax-free exchange of 4,463,188 and 163,179 shares of Class IC and Class SC of the fund valued at $62,618,528 and $2,281,243, respectively, for all of the assets and liabilities of MFS Sun Life Global Asset Allocation Series. The MFS Sun Life Global Asset Allocation Series then converted all of its outstanding shares for the shares of the fund and distributed those shares to its shareholders. MFS Sun Life Global Asset Allocation Series' net assets on that date were $64,899,771, including $3,424,473 of unrealized appreciation, $(168,738) of accumulated net investment loss, and $(16,113,858) of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the fund. The aggregate net assets of the fund after the acquisition were $155,938,089.

(10) RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

At the special meeting of shareholders of MFS/Sun Life Series Global Asset Allocation Series, which was held on July 28, 2003, the following action was taken:

Item 1. Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Global Asset Allocation Series to Global Total Return Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Global Total Return Series and the assumption by Global Total Return Series of the liabilities of Global Asset Allocation Series, and the distribution of such shares to the shareholders of Global Asset Allocation Series in liquidation of Global Asset Allocation Series and the termination of Global Asset Allocation Series.

                               NUMBER OF        % OF OUTSTANDING   % OF DOLLARS
                                DOLLARS              DOLLARS           VOTED
-------------------------------------------------------------------------------
Affirmative                 $ 55,800,365.37           86.477%          86.477%
Against                        1,275,785.08            1.977%           1.977%
Abstain                        7,450,259.04           11.546%          11.546%
                            ---------------          -------          -------
Total                       $ 64,526,409.50          100.000%         100.000%
                            ===============          =======          =======

(11) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the series' investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds, MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities, of Bond Series, Emerging Markets Equity Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Value Series, Money Market Series, Strategic Income Series (each a portfolio of MFS/Sun Life Series Trust), including the portfolio of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above and present fairly, in all material respects, the financial position of Bond Series, Emerging Markets Equity Series, Global Governments Series, Global Total Return Series, Government Securities Series, High Yield Series, International Value Series, Money Market Series and Strategic Income Series as of December 31, 2003, the results of their operations, for the year then ended the changes in their net assets for each of the two years in the period then ended and their financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Boston, Massachusetts
February 17, 2004

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (Unaudited)

The series' below have designated the following as a capital gain dividend for the year ended December 31, 2003.

                                                              LONG-TERM
                                                             CAPITAL GAINS
--------------------------------------------------------------------------
     Government Securities Series                            $   6,296,006

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends Received deduction for corporations was as follows:

                                                              DIVIDENDS RECEIVED
                                                                  REDUCTION
     ---------------------------------------------------------------------------
     Global Total Return Series                                       18.72%
     High Yield Series                                                 1.33%
     International Value Series                                        9.16%

For the year ended December 31, 2003, income from foreign sources and the foreign tax credit were as follows:

                                                 INTEREST AND
                                                   DIVIDENDS            TAXES
--------------------------------------------------------------------------------
     Emerging Markets Equity Series               $ 1,414,920          $ 248,080
     Global Total Return Series                     2,252,773             75,986
     International Value Series                     1,365,380            155,201

      THIS PUBLICATION IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR
          ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

TRUSTEES AND OFFICERS
MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee (since July 1999) (born 4/21/51)
  Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
  Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield Trustee and Chairman (since May 1997) (born 1/8/40) Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
  AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
  McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
  2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
  Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
  Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
  Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEES EMERITUS

Garth Marston Trustee Emeritus (born 4/28/26)
  Retired.

Samuel Adams(2)** Trustee Emeritus (born 10/19/25)
  Retired.

OFFICERS

John W. Ballen(3)++ President (born 9/12/59)
  Massachusetts Financial Services Company, Chief Executive Officer and
  Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
  Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
  Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
  Massachusetts Financial Services Company, Vice President, (since April 2003); Brown Brothers Harriman & co., Senior Vice President (November 2002 to April
  2003); ING Group N.V./Aveltus Investment Management, Senior Vice President (prior to November 2002)

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
  Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
  Massachusetts Financial Services Company, Senior Vice President (since July
  2002); The Bank of New York, Senior Vice President (September 2000 to July
  2002); Lexington Global Asset Managers, Inc., Executive Vice President and Cheif Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Robert J. Manning(4)++ President (born 10/20/63)
  Massachusetts Financial Services Company, Chief Executive Officer, President,Chief Investment Officer and Director

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
  Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
  Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
(2) Retired December 31, 2003, and became Trustee Emeritus.
(3) Resigned February 6, 2004.
(4) Appointed on February 6, 2004.
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams was Of Counsel, has served as counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.
  The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. this means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.
  All Trustees currently serve as Trustees of each fund and have served in that capacity continuously since originally elected or appointed.
  All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.
  The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John D. Laupheimer, Jr.
Gregory Locraft
Constantine Mokas
Lisa B. Nurme
Edward L. O'Dette
Stephen Pesek
Donald F. Pitcher, Jr.
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

(C) 2004 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.

++MFS Investment Management(R)


                                                              SUNA-ANN-2/04 203M

[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2003


CAPITAL APPRECIATION SERIES
EMERGING GROWTH SERIES
GLOBAL GROWTH SERIES
MANAGED SECTORS SERIES
MASSACHUSETTS INVESTORS TRUST SERIES
MID CAP GROWTH SERIES
RESEARCH SERIES
TOTAL RETURN SERIES
UTILITIES SERIES

TABLE OF CONTENTS

Letter from the Chairman                                                       1

Management Review                                                              2

Performance Summary                                                           10

Portfolio of Investments                                                      16

Financial Statements                                                          37

Notes to Financial Statements                                                 52

Independent Auditors' Report                                                  61

Federal Tax Information                                                       62

Board of Trustees and Officers                                        Back Cover

NOT FDIC INSURED
NOT A DEPOSIT
MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

DEAR CONTRACT OWNERS,

In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

We think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, ALLOCATE your holdings across the major asset classes. Second, DIVERSIFY within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, REBALANCE your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings into the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with a long-term goal such as retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.


Respectfully,

/s/ C. James Prieur

C. James Prieur
President and Chief Operating Officer, Sun Life Financial, Inc.

NOTE TO CONTRACT OWNERS: EFFECTIVE JANUARY 1, 2004, J. KERMIT BIRCHFIELD, AN INDEPENDENT TRUSTEE, WAS APPOINTED CHAIRMAN OF THE COMPASS BOARD, WHICH OVERSEES THE MFS/SUN LIFE SERIES TRUST.

January 19, 2004

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS and Sun Life -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

For U.S. investors in overseas stock markets, the big story of 2003 was the decline of the dollar relative to other currencies. While many developed-nation stock markets performed roughly in line with the broad U.S. market -- and developing nations in general did even better -- the declining dollar increased those returns for U.S. investors in overseas equities. For example, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, a commonly used measure of the international stock market, returned 20.8% measured in local currencies but 39.2% when returns were converted into dollars. (Source: Morgan Stanley Capital International)

Factors that contributed to the dollar's decline against most currencies included a U.S. trade deficit that overseas investors viewed as excessive; low interest rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration's apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

In the bond market, we saw interest rates in many developed nations fall to historical lows in 2003. But by year-end, an improving global economy began to put upward pressure on rates, and Australia and the United Kingdom became the first major developed nations to raise rates. In the United States, the Federal Reserve Board kept short-term rates at a four-decade low through year-end.

However, long-term U.S. Treasury rates -- which are largely determined by investor sentiment -- rose modestly for the period as a whole and experienced sharp volatility in the spring and summer. Ten-year rates fell when the Fed, after its May meeting, expressed a strong desire to keep rates low and implied that it might use some unconventional strategies to do so -- such as buying longer-term bonds. Then long-term rates shot up in late June and July after the Fed lowered the short-term rate by only a quarter-point at its June meeting, disappointing a market that had expected a half-point drop. Many investors read the quarter-point move as a sign that perhaps the economy was improving faster than the Fed had expected.

In contrast, U.S. corporate bonds generally benefited from an accelerating recovery. Growth in GDP (gross domestic product), employment, and other economic measures pointed toward improving corporate bond fundamentals (factors such as earnings, cash flow growth, and credit quality).

In response, investors became less risk averse, and the "flight to quality" that had characterized the bond market in late 2002 began to fade. With Treasury yields at four-decade lows, investors

MANAGEMENT REVIEW

CAPITAL APPRECIATION SERIES

in 2003 sought out higher-yielding corporate debt. Riskier, lower-rated bonds showed the best performance for the year.

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 28.71% and Service Class shares 28.35%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of 29.75% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 26.75%.

PORTFOLIO MANAGEMENT UPDATE

Gregory W. Locraft, Jr. assumed investment responsibilities for the portfolio in November 2003, replacing John E. Lathrop. There has been no change to the series' investment philosophy or objective: the series will continue to seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks identified through MFS' bottom-up Original Research(SM) process.

DETRACTORS FROM PERFORMANCE

While the series outperformed its Lipper peers over the period, it did underperform its benchmark. The portfolio's weakest-performing areas over the period were technology and business services. In technology, the portfolio's stock selection and an underweighted position in semiconductor stocks in general, and industry leader Intel in particular, hurt relative results as stocks of electronic component makers and equipment suppliers rallied strongly over the period. Our position in human resources software firm PeopleSoft also detracted from results. While we were encouraged by evidence of strength in specific product markets, our positioning in technology remained somewhat cautious because we felt stock valuations in the sector were overly high and we believed the market was pricing in somewhat optimistic views of future growth. However, the portfolio's relative performance was helped by our overweighted positions in semiconductor maker Analog Devices and storage software firm VERITAS Software.

Stock selection among business services concerns also held back performance during the period. Business outsourcing firm BISYS Group lost value amid a negative market environment for its insurance and education divisions and problems with executing its business strategy. Our holding in payroll giant Automatic Data Processing was another source of weakness in the business services area. A shift from cost cutting to increasing business spending in the face of poor sales trends made us concerned that ADP's issues were more longer-term in nature. We sold ADP out of the portfolio.

Outside of the business services and technology areas, individual stock detractors included media concern Viacom, which lost traction on continued weak demand for radio advertising. We believe conditions in 2004 should offer good growth opportunities for advertising-sensitive media companies, given the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics in Greece. As of period-end, Viacom remained a significant position in the portfolio.

Our holding in retailer Kohl's also hurt performance. Weakness in the moderate-price apparel area led the company to report disappointing sales and earnings. We see this setback as temporary in nature, and, as of the end of the period, we viewed Kohl's as offering attractive longer-term growth potential. Other detractors from performance included insurance and reinsurance firm XL Capital and aerospace and defense company Northrop Grumman.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Holdings in the health care sector boosted portfolio results. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we trained our sights on concerns elsewhere in health care that we believed would offer stronger sustainable growth. For example, we favored Genentech over Johnson & Johnson and Pfizer, in which we were relatively underweighted over the period, and Merck, which we did not own. This positioning proved beneficial for results, and we sold our Genentech position after it reached our price target. However, several health care holdings did detract from relative performance, including Schering-Plough, Wyeth, and AmerisourceBergen.

Underweighting consumer staples concerns also contributed to performance as that sector lagged the broader market. For example, Coca-Cola, which we avoided over the period, underperformed as volume growth failed to live up to investor expectations. Not owning Anheuser-Busch over the period also helped relative results.

Stock selection in the financial services sector also helped performance. In particular, our position in Merrill Lynch did well over the period.

Other contributors to performance included our holdings in travel and real estate firm Cendant, satellite television broadcaster Echostar, and conglomerate Tyco International. Underweighting retail giant Wal-Mart also helped performance as that firm's stock underperformed the broad market.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

EMERGING GROWTH SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 31.49%, and Service Class shares 31.14%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 30.97% over the same period for the series' benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. growth stocks.

CONTRIBUTORS TO PERFORMANCE

Health care was by far the portfolio's strongest sector over the period. We were overweighted in biotech, medical equipment, and health care services stocks that we felt offered strong growth potential. In the biotech area, Genzyme, with two new drug approvals from the FDA (Food & Drug Administration), helped portfolio results. Biotech instrumentation company Invitrogen was also a strong contributor, as was Caremark Rx, which helps corporations contain prescription drug costs for employees.

Elsewhere in health care, we were underweighted in large cap pharmaceutical names because we do not see them as the types of aggressive growth stocks that we try to pursue in this series. Not owning Merck and being underweighted in firms such as Pfizer and Johnson & Johnson helped performance as large-cap pharmaceutical firms generally struggled over the period, weighed down by patent expirations and a dearth of new drugs in the development pipeline. By period-end, we had sold our Pfizer position.

In the utilities and communications sector, we saw strong performance from Crown Castle International and American Tower, two firms that rent antenna towers to cellular telephone companies. Stocks of these companies rebounded in 2003 as investor concerns about the firms' high debt loads were alleviated by debt refinancing that improved their balance sheets and by improved cash flows, as cellular carriers increased spending to expand capacity.

Contributors in the leisure sector included Cendant, which benefited from a rebound in travel and from strong housing sales; satellite TV operator EchoStar Communications, which expanded its subscriber base and reported healthy gains in free cash flow; and internet travel firm Expedia, which benefited from market share gains in the online travel business.

Relative performance also benefited from the portfolio's underweighting in the consumer staples area. That sector, which is often seen as relatively defensive, underperformed during much of the period as investors favored more economically sensitive areas such as technology that they felt would benefit more from an economic recovery. Stock selection in the financial services sector also helped relative results.

Although technology holdings as a group hurt results, a number of the series' long-time holdings in the sector were strong performers. These included storage software firm VERITAS Software and chip maker Analog Devices, which benefited from accelerating sales and order trends. Our underweighting of Microsoft also helped results as that stock lagged over the period.

Contributors to performance also included conglomerate Tyco, whose business benefited from the economic rebound and from a restructuring program, and German enterprise software firm SAP, which benefited from a general rebound in technology spending and from improving market share. Underweighting Wal-Mart also helped relative performance as the retailer's stock lagged the broad market.

In addition, a cash settlement from a class-action lawsuit was a modest contributor to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE

Technology was the portfolio's weakest sector over the period. Our underweighting of Intel, Texas Instruments, and Cisco Systems hurt performance as those stocks climbed.

In the business services area, Bisys Group and Weight Watchers were key detractors. Business outsourcing firm Bisys Group lost value because of problems in its insurance and education divisions. Weight Watchers stock retreated as high-protein, low-carbohydrate diet programs took market share. Both stocks were sold out of the portfolio during the period.

The series' energy sector positions, which were largely in oil field services companies, generally underperformed when those firms failed to achieve the pricing power (ability to raise prices) that we had expected.

Media holdings Viacom and Westwood One lagged as the recovery we had anticipated in advertising was slow to materialize. Shares of specialty department store chain Kohl's declined as a result of disappointing sales trends. Drug distributor AmerisourceBergen detracted from performance as the firm lost two important customers during the period.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, the series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 3000 Growth Index, which has no cash position.

NOTE TO CONTRACT OWNERS: EFFECTIVE OCTOBER 2003, JOHN E. LATHROP WAS NO LONGER A MANAGER OF THE PORTFOLIO.

GLOBAL GROWTH SERIES

For the 12 months ended December 31, 2003, the series provided a total return of 35.44% for Initial Class shares and 35.13% for Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 34.63% for the series' benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. The MSCI All Country World Free Index measures the performance of developed and emerging market stock markets. Over the same period, the average global fund tracked by Lipper Inc. returned 32.09%.

PORTFOLIO POSITIONING

Although our analysts saw solid growth potential in U.S. stocks, they were more attracted to the lower valuations they found abroad. As a result, the series favored developed overseas markets and emerging markets stocks.

CONTRIBUTORS TO PERFORMANCE

Utilities and communications stocks made a strong contribution to series' performance. Standouts in the group included Chinese Huaneng Power and Japanese cellular telephone company KDDI. Huaneng's stock price rose because of China's ever expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and ringtone service buoyed the stock price of KDDI. The company's ringtone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan . The series' postion in Huaneng was sold when it reached our objectives.

VERITAS, Analog Devices, and Stanley Electric were strong contributors from the technology sector. Fundamentals at VERITAS were very positive because of strong growth in their industry niche (data storage and protection as well as software applications) and the overall recovery in tech spending. The stock of Analog Devices rose because of apparent market share gains from well-positioned products and an upward trend in the semiconductor industry. Stanley Electric continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Positions in both VERITAS and Analog Devices were sold when they achieved the series' performance targets.

Our decision to avoid pharmaceutical company Merck also contributed to series' results because it underperformed the series' benchmark.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the series had suffered losses on Cendant stock in 1998.

DETRACTORS FROM PERFORMANCE

Results from the series' financial stocks lagged that group's benchmark returns. We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets. This conservative strategy trimmed performance when the markets turned up in March 2003 and the banks we had avoided rebounded sharply.

Japanese cosmetics firm Shiseido produced disappointing results in 2003. Shiseido's stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The series sold this stock because of its poor performance.

Performance from Tokyo Gas and Vodafone detracted from series results for the period. The price of Tokyo Gas fell when investors moved into higher-risk stocks and away from more defensive investments. The stock of telecommunications company Vodafone declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecast lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier in the leisure sector and Intel. Leisure holding Reed Elsevier suffered from investor concerns about the company's US textbook business, its European business magazine directories, and its on-line media business. The portfolio's underweighting in semiconductor manufacturer Intel hurt relative results as stocks of electronics component makers rallied strongly over the period.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark which has no cash position.

MANAGED SECTORS SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 25.28% and Service Class shares 24.91%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 29.75% for the series' benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. The series' returns also compare to returns over the same period of 30.97% for the Russell 3000 Growth Index and 35.39% for the Lipper Multi-Cap Growth Index. The Lipper Indices measure the performance of funds within their respective classifications.

DETRACTORS FROM PERFORMANCE

On a sector basis, our positioning among leisure stocks proved the most significant impediment to performance. Media conglomerate Viacom lost traction on continued near-term weak demand for radio advertising. As of period-end, however, Viacom remained a significant position in the portfolio because we believe market conditions in 2004 could offer growth opportunities for advertising-sensitive media companies -- given the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics. Elsewhere in the leisure sector, holdings in newspaper concerns Tribune Co. and The New York Times Co. also detracted from results as the firms' ad sales in their respective major metropolitan areas were slow to rebound. By period-end we had sold our position in Tribune Co.

Holdings in the business services group also hurt relative performance. In early 2003, Automatic Data Processing, which had benefited from conservative expense management amid soft demand for its payroll and trade processing services, announced plans to increase spending. We felt that this change in strategy would dampen future earnings growth. ADP stock fell on the news, and we sold our position. BISYS Group, which supports financial institutions and corporate clients with investment and educational services, also weighed on results. Soft demand for the company's high-end insurance products led BISYS to post disappointing earnings. As we believed the company would be able to address this issue in time, we maintained a position in the stock.

On an individual stock basis, the most significant detractor from performance was Intel. We initiated a position in the stock based on our view that the company's new focus on microprocessor battery life and size could give the firm a sustainable competitive edge. Staying true to our valuation discipline, however, kept us from moving to an overweighted position as the stock soared higher in the second half of the year. Unfortunately, successful stockpicking elsewhere in technology -- including strong-performing positions in VERITAS Software, Analog Devices, and Cisco Systems -- was not sufficient enough to offset the impact of being underweighted in Intel.

Moderate-priced apparel retailer Kohl's also hurt performance. Mediocre merchandising, together with adverse weather in key markets, led Kohl's to report weak operating results. We viewed these issues as surmountable and increased our holdings over the period. Other detractors from performance included insurance and reinsurance firm XL Capital and aerospace and defense company Northrop Grumman -- which were sold out of the portfolio during the period -- and pharmaceutical and health care products firm Wyeth.

CONTRIBUTORS TO PERFORMANCE

In the health care sector, we avoided or underweighted several large-cap pharmaceutical firms because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we invested in companies elsewhere in health care that we believed would offer stronger sustainable growth. For example, on a relative basis, we favored Genentech and Genzyme over Johnson & Johnson, in which we were underweighted, and Merck, which we did not own. This positioning proved beneficial for results.

Underweighting consumer staples concerns also helped performance as that sector lagged the overall market. Avoiding Coca-Cola was particularly helpful, as the company reported lackluster volume growth. Exiting positions in Colgate-Palmolive and Anheuser-Busch in favor of other opportunities earlier in 2003 also proved beneficial to performance. Positions in capital-markets-sensitive companies such as Merrill Lynch and Goldman Sachs also helped portfolio performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

In addition, a cash settlement from a class-action lawsuit contributed to performance over the period. The series was a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The series had owned both HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998.

NOTE TO SHAREHOLDERS: EFFECTIVE MAY 28, 2003, THE RUSSELL 1000 GROWTH INDEX REPLACED THE RUSSELL 3000 GROWTH INDEX AS THE BENCHMARK OF THE SERIES. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS THE PORTFOLIO'S INVESTMENT DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE SERIES' PERFORMANCE.

MASSACHUSETTS INVESTORS TRUST SERIES

For the 12 months ended December 31, 2003, the series provided a total return of 22.83% for Initial Class shares and 22.45% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 28.67% for the series' benchmark, the Standard & Poor's 500 Stock Index. The S&P 500 is a commonly used measure of the broad U.S. stock market.

DETRACTORS TO PERFORMANCE

Although the series' performance for the 12-month period ending December 31, 2003 was much stronger than it was at mid-year, it trailed that of the S&P 500. The primary detractors to relative performance were the technology, financial and leisure sectors.

Although we believed the economy would continue to improve in 2003, we thought that technology stock prices were too high at the beginning of the year. It seemed to us that those prices were the result of investors' expectations for significant improvements in earnings and balance sheets. Even though those improvements occurred late in the year, investors pushed technology stocks to the forefront of a market rally that began in March and lasted through the end of the period.

Although the series received strong absolute returns from stocks such as Analog Devices, Cisco, and VERITAS, it could not overcome the negative impact from being underweighted in technology and stock selection elsewhere in the sector. Intel was the largest detractor to performance because we did not participate fully in the stock's steep, upward climb in 2003. Intel benefited from better-than-projected chip sales to the personal computer industry and, in our view, a positive semiconductor environment. In addition, we had avoided eBay and Yahoo and missed the powerful performance of the Internet industry.

During 2003, banks and credit companies outperformed the S&P 500; however, stock selection and a slight underweighting in this group and that hurt performance. The biggest detractor among financial holdings was Federal National Mortgage Association (Fannie Mae) stock. The company struggled with a slowdown in the mortgage market. In addition, potential regulatory and political changes partially stemming from the accounting woes of Federal Home Loan Mortgage Corporation appeared to have a negative affect on this stock as well (The series sold this stock during the period).

Although we underweighted insurance stocks in the financial sector, we did not escape the weak performance from the insurance group that detracted from series' returns. For example, the Hartford Group had to increase its reserves and that negatively impacted its stock price. The series no longer owns Travelers and UnumProvident stock.

We had overweighted leisure stocks, especially in print and publishing because we believed this group would be positively affected by an improving economy and a corresponding upturn in advertising revenues. However, ad revenues, particularly from local markets, did not pick up as much as we expected. As a result, a number of companies lowered their earnings expectations, including New York Times, Reed Elsevier, and Tribune. Media firm Viacom was also negatively affected by lower local advertising revenues. The series sold its positions in Tribune and Reed during the period.

The series' cash position also detracted from relative performance. As with nearly all annuity sub-accounts, this series holds some cash to facilitate transactions and to provide liquidity. In a period when equity markets rose sharply, cash hurt performance relative to the S&P 500 which has no cash position.

CONTRIBUTORS TO PERFORMANCE

An underweighting in the consumer staples sector, solid performance from Altria (formerly Philip Morris), and our avoidance of Coca-Cola helped results for the reporting period. Many consumer staples stocks had performed well in 2002 when the securities markets were so unsettled. However, by the end of 2002, we saw better opportunities in other groups that had greater exposure to an improving economy. Altria's stock price continued to rebound from earlier concerns about litigation and competitive pressures.

Health care holdings Genentech and Guidant were strong contributors to series' returns. Genentech's stock price rose on positive testing data for its colorectal cancer drug, Avastin, and approval of several new drugs. We sold Genentech stock when it reached our target objective. Guidant's stock price was depressed at the start of 2003 because investors, in our view, failed to appreciate the strength of the company's cardiac rhythm management business, and they had discounted the company's drug-coated stent program. Later in the year, the company reported good revenue and its stock price appreciated substantially. In addition, the series was underweighted in Merck and the underweighting contributed to the series' returns.

Solid results from Analog Devices, Cisco, and VERITAS enhanced series' performance. Analog Devices, a high-quality semiconductor company in our view, reported improved fundamental results and rallied strongly with the rest of the semiconductor industry. Computer networking and communications company Cisco Systems began 2003 at a reasonable price level. The company's prospects for a pick-up in its telecommunications service business, continued market share gains in its business enterprise unit, and significant gains in net income pushed Cisco's stock price higher. Signs of improving balance sheet strength led to strong performance for data storage software company VERITAS.

Home Depot also contributed to series' returns. The company exceeded its earnings projections in part because of its appliance sales and its exclusive sales arrangement with John Deere for lawn care equipment.

MID CAP GROWTH SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 37.87%, and Service Class shares 37.33%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 42.71% over the same period for the series' benchmark, the Russell MidCap Growth Index. The Russell MidCap Growth Index measures the performance of U.S. mid-cap growth stocks. Over the same period, the average mid-cap growth fund tracked by Lipper Inc., returned 35.93%.

DETRACTORS FROM PERFORMANCE

In the technology sector, our holdings generated strong gains but trailed the benchmark. Networks Associates lagged as sales of the company's industry leading anti-spam and anti-virus software were slow to accelerate. Software developer Peoplesoft detracted from performance as demand for the company's release of its product upgrade was not as robust as anticipated. Peoplesoft was sold out of the series prior to the end of the period. The stock price of specialty glass product manufacturers Corning started to rebound from very low levels before we began accumulating the stock, which detracted from our performance relative to the index.

Media holding Westwood One detracted from performance as the pickup in advertising pricing proved slower than expected. Weight Watchers' stock price declined as high-protein, low-carbohydrate diets seemed to take market share and the company was unable to meet fundamental expectations. Weight Watchers was sold out of the series prior to the end of the period. Adult education provider Career Education's stock retreated late in the period amid allegations that employees falsified accreditation documents, charges that management vigorously denies. Also among the detractors are two stocks in the index that performed well but that we did not own: Amazon, which we avoided based on valuation; and Nextel, which we did not own based on concerns about the competitive dynamic among wireless carriers.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, the series' cash holdings hurt performance against our benchmark, the Russell MidCap Growth Index, which has no cash position.

PERFORMANCE CONTRIBUTORS

Wireless tower rental companies Crown Castle and American Tower were among our best performing stocks. Cash flow growth and improving fundamentals drove these stocks higher, in addition to debt refinancing, which improved the overall balance sheets for these companies.

In the leisure sector, Internet travel firm Expedia posted excellent returns as the company showed strong online travel market share gains. In third-quarter 2003, parent Interactive Corp. bought the remaining outstanding shares of Expedia at a premium. Satellite TV operator EchoStar posted strong gains as the company expanded its subscriber base and generated strong growth in free cash flows. Shares of NTL Inc., the largest broadband and cable operator in the U.K. and Ireland, soared after the company emerged from bankruptcy and continued to strengthen its balance sheet and drive free cash flow growth.

Contributors in technology included data storage software supplier VERITAS, which benefited from recovery in technology spending for storage software. Semiconductor companies Analog Devices and Xilinx contributed to performance, due to an upswing in semiconductor demand and market share gains for their well-positioned products.

Our investments in health care also contributed to performance. Medical equipment leader Invitrogen, which sells life science tools used in research and drug manufacturing, benefited from a fundamental recovery and improving product offerings and efficiency gains under a new CEO. Genentech's stock soared after receiving FDA approval for Avastin, an innovative new cancer drug. We sold Genentech during the period and took some profits. Guidant posted strong gains after an earlier sell-off, based on the company's leading position in cardiac rhythm management and future possibilities in drug-coated stents.

CONSIDERATIONS FOR INVESTORS

Investments in mid cap growth companies may be subject to more abrupt or erratic market movements and may involve greater risk than investments in more mature companies. Mid cap growth companies often have limited product lines, markets and financial resources and are dependent on management by one or a few key individuals. The shares of mid cap growth companies often suffer steeper-than-average price declines after disappointing news of earnings reports and may be more difficult to sell at satisfactory prices.

Investing in foreign and/or mid cap growth market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions. These risks may increase share volatility. Please see the prospectus for further information regarding these and other risk considerations.

RESEARCH SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 25.32% and Service Class shares 25.01%. These returns, which include the reinvestment of any dividends and capital gains distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 28.67% for the series' benchmark, the S&P 500.

DETRACTORS FROM PERFORMANCE

Our underweighting in technology stocks compared to the S&P 500 hurt relative performance as the technology sector rallied, and our relative performance also suffered due to individual stock selection.

Schering Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

Discount retailer Kohl's suffered from softness in the discount retail sector later in the year, while computer service outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the portfolio.

Underweighting with respect to Intel, on a relative basis, also hurt performance versus the benchmark, as did the series' cash position. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P 500, which has no cash position.

KEY CONTRIBUTORS TO PERFORMANCE

Health care and consumer staples were the two strongest-performing sectors for the series relative to our benchmark. In both sectors stock selection was the lead factor behind the portfolio's returns.

Holdings from the healthcare sector, such as biotechnology companies Genentech and Genzyme, performed well for the period. Genentech stock rose significantly on unexpectedly positive data from a drug in its pipeline and approval of several new drugs. Likewise, shares of Genzyme rose when it became apparent that the company would be introducing two enzyme replacement therapies for the treatment of certain genetic disorders. We sold our Genentech holdings during the period and took some profits.

Discount retail giant Wal-Mart Inc., data storage software supplier VERITAS Software Corp., oil and mining concern BHP Billiton PLC, and consumer products giant Philip Morris (now known as Altria group) all contributed to the series' strong performance. We subsequently sold our positions in Wal-Mart and VERITAS after these stocks reached our price targets. In the health care sector, our avoidance of Merck & Co. added to the series' performance relative to its benchmark.

The portfolio was also a participant in a suit against Cendant related to alleged accounting fraud that was uncovered in 1998, after Cendant was formed by the merger of HFS and CUC International. The portfolio had owned HFS and CUC, and then Cendant, during the merger period. Along with other participants in the lawsuit, the portfolio had suffered losses on Cendant stock in 1998. A cash settlement from this class-action lawsuit contributed to performance over the period.

TOTAL RETURN SERIES

For the 12 months ended December 31, 2003, the series provided a total return of 17.15% for Initial Class shares and 16.83% for Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with returns of 28.67% and 4.10%, respectively, for the series' benchmarks, the S&P 500 and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The Lehman Index is a measure of the U.S. bond market.

SERIES POSITIONING

This series normally invests between 55% to 60% of its assets in inexpensive, lower-risk stocks with the balance in higher-quality bonds and short-term cash equivalent securities. (Cash-equivalent securities are used to facilitate transactions and provide liquidity.) In this environment, the series' results over the past year lagged stock market returns. In 2003, stocks outperformed bonds and cash, and higher-risk, lower-quality issues led returns within the equity and fixed-income markets.

During periods of rising equity markets such as we saw in 2003, the series' cash holdings detracted from performance versus the S&P 500 benchmark.

DETRACTORS TO PERFORMANCE

Our underweighted position in technology, conservative stock selections in leisure and overweighting in telecommunications were the primary reasons the series underperformed its stock benchmark. We maintained an underweighting in technology primarily because we felt that many stocks in the sector did not meet our valuation criteria. However, the sector rose through much of the period, buoyed by signs of economic growth, and increases in capital spending. In absolute terms, the group was one of the best performing portfolio sectors. However, our underweighting contributed to the series' relative underperformance versus the benchmark index. For example, the series received strong returns from Texas Instruments. However, our underweighting in stocks such as Intel (or avoiding Cisco Systems) caused the series' relative performance to lag benchmark returns.

The performance of the series' leisure holdings was disappointing. The stock of publisher Reed Elsevier underperformed because of concerns about the company's U.S. textbook business. Lower advertising revenues negatively affected the stock prices of newspaper publishers such as New York Times.

In the utilities and communications sector, our overweighted position in telephone services stocks such as AT&T detracted from performance as competitive pressures intensified and outweighed inexpensive valuations.

Other stocks that detracted from series results included Noble Corporation, and Schering Plough.

CONTRIBUTORS TO PERFORMANCE

Holdings in the financial services sector provided strong relative returns for the period. Banks benefited from falling interest rates, an improving outlook for corporate credit, and strength in mortgage lending activity. FleetBoston's stock price received a significant boost following Bank of America's announcement of a $47 billion takeover offer. In addition, the market rally boosted the stock prices of companies such as T. Rowe Price. The strong performance of this and other financial stocks was offset somewhat by the decline of Federal Home Loan Mortgage Corporation's (Freddie Mac) stock.

Our underweighted position and stock selection in consumer staples also contributed to performance as investors turned toward cyclical companies whose earnings tend to be more sensitive to an economic recovery.

The series also received strong results from Alcoa and Occidental Petroleum. Rising commodity prices helped boost Alcoa's stock price. Continued high oil prices buoyed the stock price of Occidental.

Other contributors to performance included avoiding or underweighting a number of stocks -- such as Wal-Mart and American International Group, which we did not own, Merck, Microsoft, Pfizer, and Johnson & Johnson, all of which were underweighted.

In the fixed income market, corporate bonds in general outperformed U.S. Treasuries over the period. In that environment, our relative overweighting in corporate debt and underweighting in Treasuries helped the fixed income portion of the fund outperform the overall U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index. (Principal and interest of U.S. Treasury securities, however, are guaranteed by the U.S. government if held to maturity.)

UTILITIES SERIES

For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 36.26% and Service Class shares 36.03%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not include any applicable contract or surrender charges, compare with a return of 26.26% over the same period for the series' benchmark, the Standard & Poor's Utilities Index (the S&P Utilities Index), which measures the performance of the utilities sector. Over the same period, the average utility fund tracked by Lipper Inc. returned 22.68%.

MARKET ENVIRONMENT

Over the one-year period, the electric utility and natural gas industries experienced a dramatic recovery from the devastation initiated by Enron. In mid-2002, in the wake of the Enron scandal, utilities became the poster children for what was wrong with American business. Credit rating agencies took a dim view of any company with energy trading or merchant generation exposure and viewed most utilities as having too much debt on their balance sheets. This initiated a downward spiral in the middle of 2002 that decimated both stocks and bonds of many utilities. In our view, the rating agencies and investors largely ignored the fact that Enron went bankrupt because of fraud, not because it was in the energy trading or electric generation business.

Over the period, the panic subsided. Investors seemed to realize that most utilities were not going to go bankrupt and that perhaps their securities had become undervalued. Utilities began to improve their balance sheets by issuing equity to pay down debt. Banks restructured utility debt at lower rates and longer maturities. The result was strong performance in the first half of 2003 as beaten-down utility securities recovered from the turmoil of mid-2002.

In the second half of 2003, however, utility issues were largely left behind in a stock market rally that focused on more cyclical companies, particularly in the technology and financial services sectors. As of the end of the period on December 31, we felt that many utility issues, especially in the electric utility area, were somewhat undervalued. Our research indicated electric companies in general were beginning to generate strong free cash flow. We also felt the benefits of the dividend tax cut were not yet reflected in their stock prices.

In the telecommunications area, performance over the period was mixed. Earnings of regional Bell operating companies (RBOCs), the phone companies created by the breakup of AT&T, continued to be hampered by a murky regulatory environment that, in our view, put them at a disadvantage relative to competition from cable companies. In contrast, many overseas telephone companies delivered strong performance because they were operating in more favorable environments. In general, regulatory environments overseas were more beneficial to incumbent telecom firms, and competition from cable firms was either nonexistent or much weaker than in the United States.

CONTRIBUTORS TO PERFORMANCE

For the one-year period, the series outperformed the utilities sector as measured by its benchmark, the S&P Utilities Index.

In terms of industries, the top contributor to performance, relative to the S&P Utilities Index, was electric power generators. On a relative basis, the series benefited by not owning several companies that underperformed, including Consolidated Edison, Southern Company, and Duke Energy. In the ultra-defensive environment of 2002, investors, in our opinion, had placed a large premium on the perceived safety of industry stalwarts such as Con Edison and Southern. We felt those stocks had risen to levels where there was little value and declined to own them. That decision helped relative performance as Con Edison and Southern underperformed when other utility stocks rose sharply from depressed levels. Duke Energy declined in price because of its exposure to the wholesale power generation business. We also benefited by largely avoiding DTE Energy (Detroit Edison), which had some problems related to synthetic fuel regulations; we bought the stock late in the period when we felt it had fallen to an attractive valuation.

Elsewhere in the electric power industry, Spanish utility Iberdrola, one of the series' better-performing holdings, benefited from new management that delivered on earnings expectations. We sold the stock when we felt it had become fairly valued. Two other Spanish firms, natural gas company Enagas and electric utility Endesa, also helped performance as they benefited from both a good regulatory environment and strong growth in energy demand in Spain.

Convertible preferred bonds of electric power generator AES Corp. also contributed strongly to performance. The firm's credit outlook, and thus its bond prices, strengthened over the period as the company improved its cash flow and negotiated more favorable terms on its debt.

In the wireless phone industry, the series' positions in America Movil and NII Holdings (Nextel International) benefited from a positive regulatory and competitive environment in Mexico. Both firms saw their business grow strongly over the period.

As natural gas prices appreciated over the winter of 2002-2003, portfolio performance was also helped by positions in what we viewed as some of the best-managed companies in the industry: integrated gas production and distribution firm Questar, pipeline company Kinder Morgan, and distribution firm AGL Resources.

DETRACTORS FROM PERFORMANCE

Over the period, some of the largest detractors from performance were positions in several RBOCs, including BellSouth, which was sold out of the portfolio during the period, Verizon, and SBC Communications. Regional phone company Cincinnati Bell also held back results. As mentioned earlier, a difficult regulatory environment hampered these firms' efforts to meet strong competition from cable companies that were expanding into local telephone markets.

Relative to the S&P Utilities Index, performance was also hurt by our underweighted positions in some electric generation and natural gas companies that performed very well over the period. In several cases, we avoided these securities for most of the period or had only small holdings because we felt they were relatively risky positions. For example, AES stock, in which we were underweighted, performed very well on an absolute basis; as mentioned earlier, we had chosen to concentrate on the company's convertible bonds, which we felt entailed less risk. As the period began, we had felt the survival of natural gas firms Williams Cos. and Dynegy was in question. We largely avoided their securities and did not own them at period-end. However, management succeeded in turning those firms around, and their stocks appreciated sharply from very depressed levels.

The portfolio's cash position also detracted from relative performance. As with nearly all annuity subaccounts, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P Utilities Index, which has no cash position.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of MFS.COM or by visiting the SEC's website at http://www.sec.gov.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

VISIT SUNLIFE-USA.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES.

CAPITAL APPRECIATION SERIES(1)

(For the 10-year period ended December 31, 2003)

[CHART]

               CAPITAL APPRECIATION SERIES - INITIAL CLASS   RUSSELL 1000 GROWTH INDEX#
12/93                           $ 10,000                           $ 10,000
12/95                           $ 12,962                           $ 14,077
12/97                           $ 19,389                           $ 22,617
12/99                           $ 33,098                           $ 41,773
12/01                           $ 21,893                           $ 25,787
12/03                           $ 19,051                           $ 24,129

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +28.71%    -35.02%    -23.66%    +90.51%
Average Annual Total Return             +28.71%    -13.39%     -5.26%     +6.66%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +28.35%    -35.41%    -24.11%    +89.37%
Average Annual Total Return             +28.35%    -13.56%     -5.37%     +6.59%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Average large-cap growth fund+          +26.75%    -11.00%     -3.88%     +7.53%
Russell 1000 Growth Index#              +29.75%     -9.36%     -5.11%     +9.21%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc.

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

EMERGING GROWTH SERIES(1),(2)

(For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2003. Index information is from May 1, 1995.)

[CHART]

               EMERGING GROWTH SERIES - INITIAL CLASS    RUSSELL 3000 GROWTH INDEX#
5/1/95                          $ 10,000                         $ 10,000
12/1/97                         $ 18,112                         $ 19,230
12/1/99                         $ 42,631                         $ 34,747
12/1/2001                       $ 22,563                         $ 21,667
12/1/2003                       $ 19,538                         $ 20,422

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                 +31.49%    -43.35%    -19.43%    +95.38%
Average Annual Total Return             +31.49%    -17.25%     -4.23%     +8.03%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                 +31.14%    -43.72%    -19.95%    +94.10%
Average Annual Total Return             +31.14%    -17.43%     -4.35%     +7.95%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Russell 3000 Growth Index#              +30.97%     -8.84%     -4.69%     +8.59%

* For the period from the commencement of the series' investment operations, May 1, 1995, through December 31, 2003. Index information is from May 1, 1995.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

GLOBAL GROWTH SERIES(1),(2),(3)

(For the 10-year period ended December 31, 2003)

[CHART]

               GLOBAL GROWTH SERIES - INITIAL CLASS   MSCI ALL COUNTRY WORLD FREE INDEX#
12/16/93                       $ 10,000                          $ 10,000
12/31/95                       $ 11,937                          $ 12,546
12/31/97                       $ 15,559                          $ 16,332
12/31/99                       $ 29,824                          $ 25,262
12/31/2001                     $ 20,816                          $ 18,281
12/31/2003                     $ 22,736                          $ 19,942

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +35.44%    -12.23%    +27.50%   +127.36%
Average Annual Total Return             +35.44%     -4.25%     +4.98%     +8.56%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +35.13%    -12.89%    +26.54%   +125.64%
Average Annual Total Return             +35.13%     -4.50%     +4.82%     +8.48%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Average global fund+                    +32.09%     -3.91%     +2.20%     +7.45%
MSCI All Country World Free Index#      +34.63%     -2.84%     +0.02%     +7.15%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

MANAGED SECTORS SERIES(1),(4),(5)

(For the 10-year period ended December 31, 2003)

[CHART]

            MANAGED SECTORS SERIES - INITIAL CLASS   LIPPER MULTI-CAP GROWTH INDEX+
12/1/93                      $ 10,000                              $ 10,000
12/1/95                      $ 12,973                              $ 14,077
12/1/97                      $ 19,164                              $ 22,617
12/1/99                      $ 39,931                              $ 41,773
12/1/2001                    $ 20,389                              $ 25,787
12/1/2003                    $ 18,904                              $ 24,129

            RUSSELL 1000 GROWTH INDEX#   RUSSELL 3000 GROWTH INDEX#
12/1/93              $ 10,000                       $ 10,000
12/1/95              $ 13,958                       $ 12,997
12/1/97              $ 21,901                       $ 18,829
12/1/99              $ 39,573                       $ 34,393
12/1/2001            $ 24,676                       $ 22,641
12/1/2003            $ 23,259                       $ 21,513

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +25.28%    -40.21%    -12.12%    +89.04%
Average Annual Total Return             +25.28%    -15.75%     -2.55%     +6.57%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +24.91%    -40.57%    -12.65%    +87.89%
Average Annual Total Return             +24.91%    -15.92%     -2.67%     +6.51%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Lipper Multi-Cap Growth Index+          +35.39%    -10.74%     -1.75%     +7.96%
Russell 1000 Growth Index#              +29.75%     -9.36%     -5.11%     +9.21%
Russell 3000 Growth Index#              +30.97%     -8.84%     -4.69%     +8.81%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc.

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

MASSACHUSETTS INVESTORS TRUST SERIES(1)

(For the 10-year period ended December 31, 2003)

              Massachusetts Investors Trust Series - Initial Class    Standard & Poor's 500 Stock Index#
12/31/93                           $ 10,000                                            $ 10,000
12/31/95                           $ 13,591                                            $ 13,934
12/31/97                           $ 22,488                                            $ 22,845
12/31/99                           $ 29,851                                            $ 35,553
12/31/2001                         $ 25,183                                            $ 28,481
12/31/2003                         $ 24,368                                            $ 28,550

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +22.83%    -18.44%    -12.50%   +143.68%
Average Annual Total Return             +22.83%     -6.57%     -2.64%     +9.32%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +22.45%    -18.97%    -13.07%   +142.11%
Average Annual Total Return             +22.45%     -6.77%     -2.76%     +9.24%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Average large cap core fund+            +25.53%     -6.63%     -1.79%     +8.77%
Standard & Poor's 500 Stock Index#      +28.67%     -4.05%     -0.57%    +11.06%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc.

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

MID CAP GROWTH SERIES(1, 6)

(For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2003. Index information is from September 1, 2000.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------
Cumulative Total Return                 +37.87%    -44.04%    -49.18%
Average Annual Total Return             +37.87%    -17.59%    -18.37%

Service Class

                                        1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------
Cumulative Total Return                 +37.33%    -44.26%    -49.39%
Average Annual Total Return             +37.33%    -17.70%    -18.47%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS      LIFE*
--------------------------------------------------------------------
Average mid-cap growth fund+            +35.93%     -8.78%    -14.47%
Russell MidCap Growth Index#            +42.71%     -6.13%    -14.04%

++ Average annual rates of return.
* For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2003. Index information is from September 1, 2000.
+  Source: Lipper Inc., an independent firm that reports performance.
#  Source: Standard & Poor's Micropal, Inc.

RESEARCH SERIES(1)

(For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2003. Index information is from November 1, 1994.)

[CHART]

        RESEARCH SERIES - INITIAL CLASS   STANDARD & POOR'S 500 STOCK INDEX#
11/94               $ 10,000                            $ 10,000
12/95               $ 13,585                            $ 13,449
12/97               $ 20,320                            $ 22,050
12/99               $ 31,183                            $ 34,316
12/01               $ 23,505                            $ 27,490
12/03               $ 22,060                            $ 27,556

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                 +25.32%    -26.23%   -12.18%    +120.60%
Average Annual Total Return             +25.32%     -9.65%    -2.56%      +9.03%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Cumulative Total Return                 +25.01%    -26.76%    -12.80%   +119.04%
Average Annual Total Return             +25.01%     -9.86%     -2.70%     +8.95%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS      LIFE*
-------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#      +28.67%     -4.05%     -0.57%    +11.69%

* For the period from the commencement of the series' investment operations, November 7, 1994, through December 31, 2003. Index information is from November 1, 1994.
++ Average annual rates of return.
#  Source: Standard & Poor's Micropal, Inc.

A portion of the returns shown is attributable to the receipt of a non-recurring payment in settlement of a class action lawsuit. See Notes to Financial Statements.

TOTAL RETURN SERIES(1),(7)

(For the 10-year period ended December 31, 2003)

[CHART]

        TOTAL RETURN SERIES - INITIAL CLASS   LEHMAN BROTHERS AGGREGATE BOND INDEX#   STANDARD & POOR'S 500 STOCK INDEX#
12/95                 $   12,390                             $   11,502                            $   13,934
12/97                 $   17,245                             $   13,070                            $   22,845
12/99                 $   19,811                             $   14,089                            $   35,553
12/01                 $   23,253                             $   17,055                            $   28,481
12/03                 $   25,692                             $   19,576                            $   28,550

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +17.15%    +11.06%    +33.37%   +156.92%
Average Annual Total Return             +17.15%     +3.56%     +5.93%     +9.90%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +16.83%    +10.41%    +32.59%   +155.41%
Average Annual Total Return             +16.83%     +3.36%     +5.80%     +9.83%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Average balanced fund+                  +19.08%     +0.27%     +2.34%     +8.08%
Lehman Brothers Aggregate Bond Index#    +4.10%     +7.57%     +6.62%     +6.95%
Standard & Poor's 500 Stock Index#      +28.67%     -4.05%     -0.57%    +11.06%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc.

UTILITIES SERIES(1),(7),(8),(9)

(For the 10-year period ended December 31, 2003)

[CHART]

             UTILITIES SERIES - INITIAL CLASS   STANDARD & POOR'S 500 UTILITIES INDEX
12/16/93                  $ 10,000                             $ 10,000
12/31/94                  $  9,505                             $  8,821
12/31/97                  $ 20,097                             $ 15,426
12/31/99                  $ 31,017                             $ 16,088
12/31/2001                $ 25,111                             $ 17,591
12/31/2003                $ 26,050                             $ 15,548

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

Initial Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +36.26%    -21.51%    +10.27%   +160.50%
Average Annual Total Return             +36.26%     -7.76%     +1.97%    +10.05%

Service Class

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Cumulative Total Return                 +36.03%    -21.99%     +9.59%   +158.90%
Average Annual Total Return             +36.03%     -7.94%     +1.85%     +9.98%

COMPARATIVE BENCHMARKS++

                                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
-------------------------------------------------------------------------------
Average utility fund+                   +22.68%     -9.76%     -1.05%     +6.60%
Standard & Poor's Utilities Index#      +26.26%    -14.97%     -2.57%     +4.51%

++ Average annual rates of return.
+ Source: Lipper Inc., an independent firm that reports performance. # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers, the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
(2) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.
(3) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.
(4) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.
(5) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.
(6) Investing in mid-sized companies is riskier than investing in more-established companies.
(7) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.
(8) Because the portfolio invests in a limited number of companies, a change in one security's value may have a more significant effect on the portfolio's value.
(9) By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

     These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

At the special meeting of shareholders of MFS/Sun Life Series Trust Global Telecommunications Series, which was held on July 28, 2003, the following action was taken:

ITEM 1. Approval of the Plan of Reorganization and Termination providing for the transfer of all of the assets of Global Telecommunications Series to Technology Series, each a series of MFS/Sun Life Series Trust, in exchange for shares of beneficial interest of Technology Series and the assumption by Technology Series of the liabilities of Global Telecommunications Series, and the distribution of such shares to the shareholders of Global Telecommunications Series in liquidation of Global Telecommunications Series and the termination of Global Telecommunications Series.

                                        NUMBER         % OF         % OF
                                          OF        OUTSTANDING    DOLLARS
                                        DOLLARS       DOLLARS       VOTED
        ------------------------------------------------------------------
        Affirmative                  1,732,719.90        87.053%    87.053%
        Against                        108,193.95         5.436%     5.436%
        Abstain                        149,512.77         7.511%     7.511%
                                     ------------   -----------    -------
        Total                        1,990,426.62       100.000%   100.000%
                                     ============   ===========    =======

PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2003

CAPITAL APPRECIATION SERIES

STOCKS -- 96.0%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 91.0%
AEROSPACE -- 1.5%
Honeywell International, Inc.                                50,000   $      1,671,500
L-3 Communications Holding, Inc.*                            38,300          1,967,088
Lockheed Martin Corp.                                       151,400          7,781,960
                                                                      ----------------
                                                                      $     11,420,548
                                                                      ----------------
APPAREL MANUFACTURERS -- 0.7%
Nike, Inc., "B"                                              33,200   $      2,272,872
Reebok International Ltd.                                    77,700          3,055,164
                                                                      ----------------
                                                                      $      5,328,036
                                                                      ----------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc.                                        47,200   $      2,243,416
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 5.0%
American Express Co.                                        187,600   $      9,047,948
Citigroup, Inc.                                             327,403         15,892,142
Fannie Mae                                                  129,000          9,682,740
MBNA Corp.                                                  134,200          3,334,870
                                                                      ----------------
                                                                      $     37,957,700
                                                                      ----------------
BIOTECHNOLOGY -- 3.5%
Amgen, Inc.*                                                248,700   $     15,369,660
Genzyme Corp.*                                              146,300          7,218,442
Gilead Sciences, Inc.*                                       71,400          4,151,196
                                                                      ----------------
                                                                      $     26,739,298
                                                                      ----------------
BROADCAST & CABLE TV -- 5.7%
Citadel Broadcasting Corp.*                                  54,200   $      1,212,454
Clear Channel Communications, Inc.                          239,795         11,229,600
Comcast Corp., "A"*                                         439,700         14,452,939
EchoStar Communications Corp., "A"*                         212,195          7,214,630
NTL, Inc.*                                                   32,500          2,266,875
Time Warner, Inc.*                                          160,000          2,878,400
Westwood One, Inc.*                                         101,000          3,455,210
                                                                      ----------------
                                                                      $     42,710,108
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 2.3%
Goldman Sachs Group, Inc.                                    74,280   $      7,333,664
Merrill Lynch & Co., Inc.                                   165,070          9,681,356
                                                                      ----------------
                                                                      $     17,015,020
                                                                      ----------------
BUSINESS SERVICES -- 2.4%
BISYS Group, Inc.*                                          128,500   $      1,912,080
DST Systems, Inc.*                                           99,600          4,159,296
Getty Images, Inc.*                                          83,400          4,180,842
Manpower, Inc.                                               63,900          3,008,412
SunGard Data Systems, Inc.*                                 165,900          4,597,089
                                                                      ----------------
                                                                      $     17,857,719
                                                                      ----------------
CHEMICALS -- 1.1%
3M Co.                                                       96,000   $      8,162,880
                                                                      ----------------
COMPUTER SOFTWARE -- 6.4%
BEA Systems, Inc.*                                          199,400   $      2,452,620
Manhattan Associates, Inc.*                                  50,400          1,393,056
Microsoft Corp.                                           1,126,500         31,023,810
Netscreen Technologies, Inc.*                               167,700          4,150,575
Networks Associates, Inc.*                                  268,800          4,042,752
Symantec Corp.*                                              44,300          1,534,995
VERITAS Software Corp.*                                     100,915          3,750,001
                                                                      ----------------
                                                                      $     48,347,809
                                                                      ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 2.1%
Hewlett-Packard Co.                                         197,400   $      4,534,278
IBM Corp.                                                   119,800         11,103,064
                                                                      ----------------
                                                                      $     15,637,342
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 2.6%
Colgate-Palmolive Co.                                       143,700   $      7,192,185
Procter & Gamble Co.                                        121,900         12,175,372
                                                                      ----------------
                                                                      $     19,367,557
                                                                      ----------------
CONSUMER SERVICES -- 0.9%
Apollo Group, Inc., "A"*                                     45,200   $      3,073,600
Career Education Corp.*                                      80,300          3,217,621
Orbitz, Inc., "A"                                            23,800            552,160
                                                                      ----------------
                                                                      $      6,843,381
                                                                      ----------------
CONTAINERS -- 0.3%
Smurfit-Stone Container Corp.*                              133,400   $      2,477,238
                                                                      ----------------
ELECTRICAL EQUIPMENT -- 5.0%
Emerson Electric Co.                                         18,500   $      1,197,875
General Electric Co.                                        705,400         21,853,292
Molex, Inc.                                                  44,800          1,563,072
Tyco International Ltd.                                     503,900         13,353,350
                                                                      ----------------
                                                                      $     37,967,589
                                                                      ----------------
ELECTRONICS -- 6.9%
Agere Systems, Inc., "B"*                                   996,800   $      2,890,720
Amphenol Corp., "A"*                                         29,900          1,911,507
Analog Devices, Inc.                                        164,190          7,495,273
Applied Materials, Inc.*                                     92,400          2,074,380
Intel Corp.                                                 612,300         19,716,060
Maxim Integrated Products, Inc.                              46,800          2,330,640
Novellus Systems, Inc.*                                      73,200          3,078,060
Texas Instruments, Inc.                                     294,600          8,655,348
Xilinx, Inc.*                                               104,900          4,063,826
                                                                      ----------------
                                                                      $     52,215,814
                                                                      ----------------
ENTERTAINMENT -- 1.8%
Viacom, Inc., "B"                                           224,387   $      9,958,295
Walt Disney Co.                                             159,000          3,709,470
                                                                      ----------------
                                                                      $     13,667,765
                                                                      ----------------
FOOD & DRUG STORES -- 1.6%
CVS Corp.                                                   218,800   $      7,903,056
Walgreen Co.                                                111,600          4,060,008
                                                                      ----------------
                                                                      $     11,963,064
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.9%
PepsiCo, Inc.                                               247,800   $     11,552,436
Sysco Corp.                                                  80,800          3,008,184
                                                                      ----------------
                                                                      $     14,560,620
                                                                      ----------------
GAMING & LODGING -- 1.1%
Carnival Corp.                                               76,900   $      3,055,237
Cendant Corp.*                                              253,900          5,654,353
                                                                      ----------------
                                                                      $      8,709,590
                                                                      ----------------
GENERAL MERCHANDISE -- 3.1%
Kohl's Corp.*                                                81,500   $      3,662,610
Target Corp.                                                328,940         12,631,296
Wal-Mart Stores, Inc.                                       140,500          7,453,525
                                                                      ----------------
                                                                      $     23,747,431
                                                                      ----------------
INSURANCE -- 2.1%
American International Group, Inc.                          237,200   $     15,721,616
                                                                      ----------------
INTERNET -- 2.3%
Ebay, Inc.*                                                 133,600   $      8,629,224
InterActive Corp.*                                          256,800          8,713,224
                                                                      ----------------
                                                                      $     17,342,448
                                                                      ----------------
MACHINERY & TOOLS -- 0.8%
Eaton Corp.                                                  27,500   $      2,969,450
Illinois Tool Works, Inc.                                    35,600          2,987,196
                                                                      ----------------
                                                                      $      5,956,646
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.7%
Cardinal Health, Inc.                                        90,700   $      5,547,212
Caremark Rx, Inc.*                                          176,600          4,473,278
Tenet Healthcare Corp.*                                     171,300          2,749,365
                                                                      ----------------
                                                                      $     12,769,855
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
MEDICAL EQUIPMENT -- 5.1%
AmerisourceBergen Corp.                                      89,900   $      5,047,885
Baxter International, Inc.                                  149,300          4,556,636
C.R. Bard, Inc.                                              42,000          3,412,500
CTI Molecular Imaging, Inc.*                                167,600          2,834,116
Cyberonics, Inc.*                                            34,800          1,113,948
Edwards Lifesciences Corp.*                                  37,000          1,112,960
Guidant Corp.                                                91,200          5,490,240
Medtronic, Inc.                                             226,200         10,995,582
Thermo Electron Corp.*                                      159,400          4,016,880
                                                                      ----------------
                                                                      $     38,580,747
                                                                      ----------------
OIL SERVICES -- 1.9%
BJ Services Co.*                                             61,100   $      2,193,490
GlobalSantaFe Corp.                                         169,700          4,213,651
Noble Corp.*                                                123,800          4,429,564
Smith International, Inc.*                                   88,600          3,678,672
                                                                      ----------------
                                                                      $     14,515,377
                                                                      ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.4%
Dell, Inc.*                                                 310,900   $     10,558,164
                                                                      ----------------
PHARMACEUTICALS -- 9.6%
Abbott Laboratories, Inc.                                   162,100   $      7,553,860
Eli Lilly & Co.                                              51,600          3,629,028
Johnson & Johnson Co.                                       427,000         22,058,820
Pfizer, Inc.                                                651,585         23,020,498
Schering-Plough Corp.                                       241,800          4,204,902
Wyeth                                                       285,700         12,127,965
                                                                      ----------------
                                                                      $     72,595,073
                                                                      ----------------
POLLUTION CONTROL -- 0.1%
Waste Management, Inc.                                       25,400   $        751,840
                                                                      ----------------
RESTAURANTS -- 0.5%
Outback Steakhouse, Inc.                                     87,600   $      3,872,796
                                                                      ----------------
SPECIALTY CHEMICALS -- 0.2%
Georgia Gulf Corp.                                           41,300   $      1,192,744
                                                                      ----------------
SPECIALTY STORES -- 3.1%
Best Buy Co., Inc.                                           57,200   $      2,988,128
CarMax, Inc.*                                               114,400          3,538,392
Home Depot, Inc.                                            105,300          3,737,097
Staples, Inc.*                                              129,400          3,532,620
The TJX Cos., Inc.                                          276,100          6,088,005
Williams-Sonoma, Inc.*                                       93,900          3,264,903
                                                                      ----------------
                                                                      $     23,149,145
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.8%
AT&T Wireless Services, Inc.*                               300,100   $      2,397,799
Sprint Corp. (PCS Group)*                                   640,000          3,596,800
                                                                      ----------------
                                                                      $      5,994,599
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 4.0%
ADTRAN, Inc.                                                 45,000   $      1,395,000
Andrew Corp.*                                               259,500          2,986,845
Cisco Systems, Inc.*                                      1,024,640         24,888,506
QUALCOMM, Inc.                                               24,800          1,337,464
                                                                      ----------------
                                                                      $     30,607,815
                                                                      ----------------
TRUCKING -- 1.2%
Fedex Corp.                                                  80,100   $      5,406,750
United Parcel Service, Inc., "B"                             45,700          3,406,935
                                                                      ----------------
                                                                      $      8,813,685
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $    687,362,475
                                                                      ----------------
FOREIGN STOCKS -- 5.0%
BERMUDA -- 0.8%
Accenture Ltd., "A" (Business Services)*                    106,500   $      2,803,080
Marvell Technology Group Ltd.
  (Electronics)*                                             81,500          3,091,295
                                                                      ----------------
                                                                      $      5,894,375
                                                                      ----------------
CANADA -- 0.5%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                         896,700   $      3,793,041
                                                                      ----------------
GERMANY -- 0.3%
Bayerische Motoren Werke AG
  (Automotive)                                               40,600   $      1,879,909
                                                                      ----------------
NETHERLANDS -- 0.3%
STMicroelectronics N.V. (Electronics)                        82,500   $      2,228,325
                                                                      ----------------
SWITZERLAND -- 1.6%
Alcon, Inc. (Medical Equipment)                              63,200   $      3,826,128
Novartis AG (Pharmaceuticals)                                89,200          4,047,991
Roche Holdings AG (Pharmaceuticals)                          40,900          4,123,717
                                                                      ----------------
                                                                      $     11,997,836
                                                                      ----------------
TAIWAN -- 0.5%
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR
  (Electronics)                                             380,500   $      3,896,320
                                                                      ----------------
UNITED KINGDOM -- 1.0%
Amdocs Ltd. (Computer Software)*                            170,600   $      3,835,088
AstraZeneca Group PLC
  (Pharmaceuticals)                                          80,200          3,836,718
                                                                      ----------------
                                                                      $      7,671,806
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $     37,361,612
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $658,234,033)                                 $    724,724,087
                                                                      ----------------
REPURCHASE AGREEMENT -- 3.7%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Merrill Lynch & Co., dated 12/31/03,
  due 1/02/04, total to be received
  $27,951,475 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                          $         27,950   $     27,950,000
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $686,184,033)                                 $    752,674,087
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                   2,482,632
                                                                      ----------------
    Net Assets -- 100.0%                                              $    755,156,719
                                                                      ================

           See portfolio footnotes and notes to financial statements.

EMERGING GROWTH SERIES

STOCKS -- 99.0%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 87.7%
AIRLINES -- 1.3%
JetBlue Airways Corp.*^                                      89,500   $      2,373,540
Southwest Airlines Co.                                      242,000          3,905,880
                                                                      ----------------
                                                                      $      6,279,420
                                                                      ----------------
APPAREL MANUFACTURERS -- 0.9%
Coach, Inc.*                                                 16,700   $        630,425
Reebok International Ltd.                                    66,200          2,602,984
Talbots, Inc.                                                30,400            935,712
                                                                      ----------------
                                                                      $      4,169,121
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 2.0%
Citigroup, Inc.                                             105,359   $      5,114,126
Investors Financial Services Corp.^                          52,700          2,024,207
SLM Corp.                                                    54,200          2,042,256
                                                                      ----------------
                                                                      $      9,180,589
                                                                      ----------------
BIOTECHNOLOGY -- 3.9%
Amgen, Inc.*                                                 54,600   $      3,374,280
Biogen Idec, Inc.*                                           29,600          1,088,688
Celgene Corp.*^                                              10,100            454,702
Genentech, Inc.*                                             14,000          1,309,980
Genzyme Corp.*                                               74,850          3,693,099
Gilead Sciences, Inc.*                                      115,700          6,726,798
ICOS Corp.*^                                                 11,600            478,848
Millennium Pharmaceuticals, Inc.*                            45,200            843,884
Neurocrine Biosciences, Inc.*^                                8,700            474,498
                                                                      ----------------
                                                                      $     18,444,777
                                                                      ----------------
BROADCAST & CABLE TV -- 9.3%
Citadel Broadcasting Corp.*                                  65,500   $      1,465,235
Clear Channel Communications, Inc.                          111,910          5,240,745
Comcast Corp., "A"*                                         221,400          7,277,418
E.W. Scripps Co., "A"                                        18,740          1,764,184
EchoStar Communications Corp., "A"*                         225,770          7,676,180
Entercom Communications Corp., "A"*                          87,288          4,622,772
LIN TV Corp., "A"*                                           30,800            794,948
NTL, Inc.*^                                                  93,970          6,554,408
Time Warner, Inc.*                                          187,500          3,373,125
Westwood One, Inc.*                                         143,820          4,920,082
                                                                      ----------------
                                                                      $     43,689,097
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 4.1%
Affiliated Managers Group, Inc.*^                             9,700   $        675,023
Ameritrade Holding Corp.*                                   101,900          1,433,733
Franklin Resources, Inc.                                    111,000          5,778,660
Goldman Sachs Group, Inc.                                    44,274          4,371,172
Legg Mason, Inc.                                             23,400          1,806,012
Merrill Lynch & Co., Inc.                                    85,924          5,039,443
                                                                      ----------------
                                                                      $     19,104,043
                                                                      ----------------
BUSINESS SERVICES -- 4.4%
Affiliated Computer Services, Inc., "A"*^                    81,340   $      4,429,776
Alliance Data Systems Corp.*                                 13,600            376,448
Corporate Executive Board Co.*                               30,800          1,437,436
DST Systems, Inc.*                                           97,900          4,088,304
Fiserv, Inc.*                                                57,960          2,290,000
Getty Images, Inc.*                                          45,000          2,255,850
Manpower, Inc.^                                              36,140          1,701,471
Monster Worldwide, Inc.*^                                    78,000          1,712,880
Paychex, Inc.                                                25,200            937,440
Robert Half International, Inc.*                             30,100            702,534
SunGard Data Systems, Inc.*                                  24,120            668,365
                                                                      ----------------
                                                                      $     20,600,504
                                                                      ----------------
CHEMICALS -- 0.1%
Lyondell Chemical Co.                                        19,410   $        329,000
                                                                      ----------------
COMPUTER SOFTWARE -- 6.8%
Akamai Technologies, Inc.*^                                 123,800   $      1,330,850
Ascential Software Corp.*                                    14,100            365,613
BEA Systems, Inc.*                                          102,892   $      1,265,572
Mercury Interactive Corp.*                                   38,400          1,867,776
Microsoft Corp.                                             365,400         10,063,116
Netscreen Technologies, Inc.*                               115,900          2,868,525
Networks Associates, Inc.*                                   90,920          1,367,437
Oracle Corp.*                                               238,897          3,153,440
Symantec Corp.*^                                            137,100          4,750,515
VERITAS Software Corp.*                                     131,910          4,901,775
                                                                      ----------------
                                                                      $     31,934,619
                                                                      ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.7%
Hewlett-Packard Co.                                         130,600   $      2,999,882
IBM Corp.                                                       600             55,608
Micros Systems, Inc. *                                        7,700            333,872
                                                                      ----------------
                                                                      $      3,389,362
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 0.7%
Avon Products, Inc.                                          52,120   $      3,517,579
                                                                      ----------------
CONSUMER SERVICES -- 1.6%
Apollo Group, Inc., "A"*                                     19,800   $      1,346,400
Career Education Corp.*                                     105,600          4,231,392
Corinthian Colleges, Inc.*                                   36,400          2,022,384
Orbitz, Inc., "A"^                                            1,900             44,080
                                                                      ----------------
                                                                      $      7,644,256
                                                                      ----------------
ELECTRICAL EQUIPMENT -- 2.5%
American Standard Cos., Inc.*                                13,600   $      1,369,520
Rockwell Automation, Inc.                                    47,900          1,705,240
Tyco International Ltd.                                     308,300          8,169,950
W.W. Grainger, Inc.                                          14,500            687,155
                                                                      ----------------
                                                                      $     11,931,865
                                                                      ----------------
ELECTRONICS -- 7.8%
Agere Systems, Inc., "B"*                                 1,403,100   $      4,068,990
Amphenol Corp., "A"*                                         13,800            882,234
Analog Devices, Inc.                                        148,072          6,759,487
California Amplifier, Inc.*                                     135              1,899
Cymer, Inc.*^                                                30,400          1,404,176
Intel Corp.                                                 107,800          3,471,160
Linear Technology Corp.                                      32,330          1,360,123
Microchip Technology, Inc.                                   23,900            797,304
Novellus Systems, Inc.*                                      74,476          3,131,716
Nvidia Corp.*                                                53,800          1,250,850
PMC-Sierra, Inc.*^                                           80,400          1,620,060
Texas Instruments, Inc.                                     152,500          4,480,450
Vishay Intertechnology, Inc.*^                               63,300          1,449,570
Xilinx, Inc.*                                               148,500          5,752,890
                                                                      ----------------
                                                                      $     36,430,909
                                                                      ----------------
ENTERTAINMENT -- 1.5%
Viacom, Inc., "B"                                            75,550   $      3,352,909
Walt Disney Co.                                             150,600          3,513,498
                                                                      ----------------
                                                                      $      6,866,407
                                                                      ----------------
FOOD & DRUG STORES -- 1.8%
CVS Corp.                                                    90,700   $      3,276,084
Rite Aid Corp.*                                             261,800          1,581,272
Walgreen Co.                                                100,940          3,672,197
                                                                      ----------------
                                                                      $      8,529,553
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.7%
Hershey Foods Corp.                                          13,100   $      1,008,569
Sysco Corp.                                                  63,000          2,345,490
                                                                      ----------------
                                                                      $      3,354,059
                                                                      ----------------
GAMING & LODGING -- 2.9%
Carnival Corp.                                               61,800   $      2,455,314
Cendant Corp.*                                              205,880          4,584,948
Hilton Hotels Corp.                                          73,200          1,253,916

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
GAMING & LODGING -- continued
Royal Caribbean Cruises Ltd.^                                37,900   $      1,318,541
Starwood Hotels & Resorts Co., "B"                          114,060          4,102,738
                                                                      ----------------
                                                                      $     13,715,457
                                                                      ----------------
GENERAL MERCHANDISE -- 1.6%
Kohl's Corp.*                                                64,120   $      2,881,553
Target Corp.                                                119,020          4,570,368
                                                                      ----------------
                                                                      $      7,451,921
                                                                      ----------------
HEALTH MAINTENANCE ORGANIZATIONS -- 0.4%
Aetna, Inc.                                                  25,300   $      1,709,774
                                                                      ----------------
HOME CONSTRUCTION -- 0.2%
Toll Brothers, Inc.*                                         22,200   $        882,672
                                                                      ----------------
INSURANCE -- 0.7%
Marsh & McLennan Cos., Inc.                                  65,200   $      3,122,428
                                                                      ----------------
INTERNET -- 1.5%
Ebay, Inc.*                                                  70,800   $      4,572,972
InterActive Corp.*^                                          72,599          2,463,284
                                                                      ----------------
                                                                      $      7,036,256
                                                                      ----------------
MACHINERY & TOOLS -- 0.6%
Illinois Tool Works, Inc.                                    36,200   $      3,037,542
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.4%
Cardinal Health, Inc.                                        48,900   $      2,990,724
Caremark Rx, Inc.*^                                         138,040          3,496,553
Fisher Scientific International, Inc.*                       88,400          3,657,108
Tenet Healthcare Corp.*                                      80,000          1,284,000
                                                                      ----------------
                                                                      $     11,428,385
                                                                      ----------------
MEDICAL EQUIPMENT -- 7.4%
AmerisourceBergen Corp.                                      63,500   $      3,565,525
Apogent Technologies, Inc.*                                  36,000            829,440
Applera Corp.                                                83,000          1,718,930
Baxter International, Inc.                                   78,000          2,380,560
C.R. Bard, Inc.                                              48,100          3,908,125
Cytyc Corp.*                                                226,420          3,115,539
DENTSPLY International, Inc.                                 41,800          1,888,106
Guidant Corp.                                                55,700          3,353,140
Invitrogen Corp.*^                                           40,200          2,814,000
K-V Pharmaceutical Co., "A"*                                 26,850            684,675
Medtronic, Inc.                                              93,500          4,545,035
Millipore Corp.*                                             63,100          2,716,455
Thermo Electron Corp.*                                       70,200          1,769,040
Thoratec Corp.*^                                             34,700            451,447
Waters Corp.*                                                24,200            802,472
                                                                      ----------------
                                                                      $     34,542,489
                                                                      ----------------
OIL SERVICES-- 1.7%
BJ Services Co.*                                             80,420   $      2,887,078
Cooper Cameron Corp.*                                        22,760          1,060,616
GlobalSantaFe Corp.                                          41,900          1,040,377
Nabors Industries Ltd.*                                      25,500          1,058,250
Rowan Cos., Inc.*                                            29,500            683,515
Smith International, Inc.*                                   29,200          1,212,384
                                                                      ----------------
                                                                      $      7,942,220
                                                                      ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.3%
Apple Computer, Inc.*                                        83,300   $      1,780,121
Dell, Inc.*                                                 205,280          6,971,309
Ingram Micro, Inc., "A"*                                     99,400          1,580,460
Zebra Technologies Corp., "A"*                                6,100            404,857
                                                                      ----------------
                                                                      $     10,736,747
                                                                      ----------------
PHARMACEUTICALS -- 1.7%
Johnson & Johnson Co.                                        66,900   $      3,456,054
Medicis Pharmaceutical Corp., "A"                            48,700          3,472,310
Watson Pharmaceuticals, Inc.*                                26,700          1,228,200
                                                                      ----------------
                                                                      $      8,156,564
                                                                      ----------------
PRINTING & PUBLISHING -- 0.6%
Lamar Advertising Co., "A"*                                  17,400   $        649,368
Meredith Corp.                                               39,600          1,932,876
                                                                      ----------------
                                                                      $      2,582,244
                                                                      ----------------
RESTAURANTS -- 2.2%
Aramark Corp., "B"                                          160,070   $      4,389,120
Darden Restaurants, Inc.                                     43,300            911,032
Outback Steakhouse, Inc.                                     78,620          3,475,790
The Cheesecake Factory*^                                     29,900          1,316,497
                                                                      ----------------
                                                                      $     10,092,439
                                                                      ----------------
SPECIALTY CHEMICALS -- 0.6%
Praxair, Inc.                                                76,140   $      2,908,548
                                                                      ----------------
SPECIALTY STORES -- 4.3%
Best Buy Co., Inc.                                           31,900   $      1,666,456
Home Depot, Inc.                                             48,230          1,711,683
Hot Topic, Inc.*                                             11,100            327,006
Office Depot, Inc.*                                          56,400            942,444
Pacific Sunwear of California*                               16,900            356,928
PETsMART, Inc.                                               68,300          1,625,540
Ross Stores, Inc.                                           190,400          5,032,272
Staples, Inc.*                                              123,900          3,382,470
Tiffany & Co.                                                46,350          2,095,020
Williams-Sonoma, Inc.*                                       81,300          2,826,801
                                                                      ----------------
                                                                      $     19,966,620
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELESS -- 0.2%
Spectrasite, Inc. *                                          22,650   $        787,087
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 3.7%
ADTRAN, Inc.                                                101,400   $      3,143,400
Andrew Corp.*                                                35,000            402,850
CIENA Corp.*                                                101,900            676,616
Cisco Systems, Inc.*                                        398,661          9,683,476
Corning, Inc.*                                              141,600          1,476,888
F5 Networks, Inc.*                                            5,150            129,265
Juniper Networks, Inc.*^                                     69,800          1,303,864
Scientific-Atlanta, Inc.                                     24,000            655,200
                                                                      ----------------
                                                                      $     17,471,559
                                                                      ----------------
TRUCKING -- 1.1%
Expeditors International of
  Washington, Inc.^                                          30,400   $      1,144,864
Fedex Corp.                                                  47,600          3,213,000
Swift Transportation, Inc.*                                  44,700            939,594
                                                                      ----------------
                                                                      $      5,297,458
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 1.5%
American Tower Corp., "A"*^                                 224,860   $      2,432,985
Crown Castle International Corp.*                           160,900          1,774,727
NEXTEL Communications, Inc., "A"*                            95,400          2,676,924
                                                                      ----------------
                                                                      $      6,884,636
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $    411,148,206
                                                                      ----------------
FOREIGN STOCKS -- 11.3%
BERMUDA -- 0.7%
Marvell Technology Group Ltd.
  (Electronics)*                                             88,300   $      3,349,219
                                                                      ----------------
BRAZIL -- 0.1%
Embraer-Empresa Brasileira de Aeronautica,
  ADR (Aerospace)                                            12,600   $        441,378
                                                                      ----------------
CANADA -- 1.2%
Cognos, Inc. (Computer Software)*                            59,700   $      1,828,014
Four Seasons Hotels, Inc.
  (Gaming & Lodging)                                         15,000            767,250
Nortel Networks Corp.
  (Telecommunications -- Wireline)*^                        668,000          2,825,640
                                                                      ----------------
                                                                      $      5,420,904
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
FOREIGN STOCKS -- continued
CAYMAN ISLANDS -- 0.5%
Seagate Technology
  (Personal Computers & Peripherals)                        127,800   $      2,415,420
                                                                      ----------------
FINLAND -- 0.8%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                          227,800   $      3,872,600
                                                                      ----------------
GERMANY -- 1.4%
Bayerische Motoren Werke
  AG (Automotive)                                           105,900   $      4,903,507
SAP AG, ADR (Computer Software)                              40,900          1,699,804
                                                                      ----------------
                                                                      $      6,603,311
                                                                      ----------------
ISRAEL -- 0.8%
Teva Pharmaceutical Industries Ltd., ADR
  (Pharmaceuticals)                                          64,900   $      3,680,479
                                                                      ----------------
MEXICO -- 0.3%
America Movil S.A. de C.V., ADR
  (Wireless Communications)                                  49,800   $      1,361,532
                                                                      ----------------
SINGAPORE -- 0.6%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                       186,300   $      2,764,692
                                                                      ----------------
SWITZERLAND -- 1.2%
Alcon, Inc. (Medical Equipment)                              42,300   $      2,560,842
Novartis AG (Pharmaceuticals)                                69,000          3,131,294
                                                                      ----------------
                                                                      $      5,692,136
                                                                      ----------------
TAIWAN -- 0.6%
Taiwan Semiconductor
  Manufacturing Co. Ltd., ADR
  (Electronics)                                             274,000   $      2,805,760
                                                                      ----------------
UNITED KINGDOM -- 3.1%
Amdocs Ltd. (Computer Software)*                            274,600   $      6,173,008
AstraZeneca Group PLC (Pharmaceuticals)                     129,500          6,195,199
Vodafone Group PLC, ADR
  (Wireless Communications)^                                 93,182          2,333,277
                                                                      ----------------
                                                                      $     14,701,484
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $     53,108,915
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $416,631,910)                                 $    464,257,121
                                                                      ----------------
REPURCHASE AGREEMENT -- 0.5%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Merrill Lynch & Co., Inc., dated 12/31/03,
  due 1/2/04, total to be received
  $2,317,122 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                          $          2,317   $      2,317,000
                                                                      ----------------
COLLATERAL FOR SECURITIES LOANED -- 4.6%

                                                       SHARES
Navigator Securities Lending Prime
  Portfolio                                              21,441,514   $     21,441,514
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $440,390,424 )                                $    488,015,635
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES  (4.1)%                                                 (19,161,110)
                                                                      ----------------
    Net Assets -- 100.0%                                              $    468,854,525
                                                                      ================

           See portfolio footnotes and notes to financial statements.

GLOBAL GROWTH SERIES

STOCKS -- 98.0%

ISSUER                                                  SHARES              VALUE
FOREIGN STOCKS -- 71.9%
AUSTRALIA -- 2.0%
APN News & Media Ltd.
  (Printing & Publishing)*                                  330,399   $        995,096
John Fairfax Holdings Ltd.
  (Printing & Publishing)                                   353,930            938,051
News Corp., Ltd. (Broadcast & Cable TV)*                    106,800            964,177
QBE Insurance Group Ltd. (Insurance)*                       121,100            966,532
Virgin Blue Holdings (Airlines)*                             32,980             59,101
                                                                      ----------------
                                                                      $      3,922,957
                                                                      ----------------
AUSTRIA -- 0.4%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks & Credit Cos.)                         6,470   $        798,640
                                                                      ----------------
BRAZIL
Celular CRT Participacoes S.A., Preferred
  (Telecommunications)                                        0.026   $              5
                                                                      ----------------
CANADA -- 2.5%
Encana Corp. (Natural Gas -- Pipeline)^                      24,980   $        985,786
Four Seasons Hotels, Inc.
  (Gaming & Lodging)                                         16,500            843,975
Magna International, Inc., "A"
  (Automotive)                                               11,600            928,580
Molson, Inc. (Alcoholic Beverages)                           33,060            923,485
Talisman Energy, Inc.
  (Energy -- Independent)^                                   18,140          1,031,959
                                                                      ----------------
                                                                      $      4,713,785
                                                                      ----------------
FRANCE -- 7.7%
Alcatel Co. (Telecom -- Wireline)                            70,200   $        903,059
Axa (Insurance)                                              70,660          1,510,807
Cap Gemini S.A.
  (Computer Software-- Systems)^                             27,590          1,223,971
Credit Agricole S.A. (Banks & Credit Cos.)                   84,827          2,023,197
France Telecom S.A. (Telephone Services)                     69,850          1,994,251
L'Air Liquide S.A. (Specialty Chemicals)                     11,170          1,970,311
Sanofi-Synthelabo S.A. (Pharmaceuticals)                     26,220          1,972,243
Total Fina Elf S.A., "B"
  (Energy -- Independent)                                    17,020          3,160,898
                                                                      ----------------
                                                                      $     14,758,737
                                                                      ----------------
GERMANY -- 2.5%
Bayerische Motoren Werke
  AG (Automotive)                                            30,680   $      1,420,582
EPCOS AG (Electronics)^                                      39,800            897,614
Porsche AG, Preferred (Automotive)                            2,597          1,539,584
Stada Arzneimittel AG (Pharmaceuticals)^                     16,424          1,017,703
                                                                      ----------------
                                                                      $      4,875,483
                                                                      ----------------
GREECE -- 0.5%
Coca-Cola Hellenic Bottling Co., S.A
  (Food & Non-Alcoholic Beverages)                           41,900   $        873,178
                                                                      ----------------
HUNGARY -- 1.0%
Gedeon Richter Ltd., GDR
  (Pharmaceuticals)                                           8,700   $      1,029,949
OTP Bank Rt., GDR (Banks & Credit Cos.)*                     35,350            927,937
                                                                      ----------------
                                                                      $      1,957,886
                                                                      ----------------
INDIA -- 0.9%
Reliance Industries Ltd.
  (Energy -- Independent)                                   134,000   $      1,687,516
                                                                      ----------------
INDONESIA -- 0.5%
PT Telekomunikasi Indonesia
  (Telephone Services)                                    1,231,600   $        987,035
                                                                      ----------------
IRELAND -- 1.4%
Anglo Irish Bank Corp., PLC
  (Banks & Credit Cos.)*                                     74,861   $      1,185,617
Depfa Bank PLC (Banks & Credit Cos.)                         11,600          1,463,004
                                                                      ----------------
                                                                      $      2,648,621
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
FOREIGN STOCKS -- continued
ITALY -- 0.7%
Mediaset S.p.A. (Broadcast & Cable TV)                      121,500   $      1,442,051
                                                                      ----------------
JAPAN -- 11.3%
Brother Industries Ltd. (Electronics)                       103,000   $        945,060
Canon, Inc. (PC & Peripheral)                                40,000          1,863,070
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)^                                         97,200          1,398,098
Citizen Watch Co. (Electronics)                             117,000          1,075,699
Fujikura Ltd. (Electrical Equipment)                        136,000            802,278
Honda Motor Co., Ltd. (Automotive)                           22,900          1,017,445
Ibiden Co. (Electronics)^                                    73,400            924,908
KDDI Corp. (Telephone Services)                                 260          1,490,083
Kibun Food Chemifa Co. Ltd.
  (Food & Non-Alcoholic Beverages)                           80,000          1,034,956
Lawson, Inc. (Specialty Retailers)                           24,700            843,814
Nishimatsuya Chain Co., Ltd.
  (Specialty Retailers)^                                     33,200            859,943
Nitto Denko Corp. (Electrical Equipment)                     17,800            947,029
Round One Corp. (Entertainment)                                  98            226,854
Seiko Epson Corp. (Electronics)                              59,300          2,767,536
Stanley Electric Co., Ltd. (Electronics)                     47,300            916,111
Sumitomo Bakelite (Specialty Chemicals)                     122,000            795,986
Tamron Co., Ltd. (Leisure & Toys)                            19,000            957,670
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                     62,600            997,416
Tokyo Gas Co., Ltd.
  (Natural Gas Distribution)                                516,000          1,839,847
                                                                      ----------------
                                                                      $     21,703,803
                                                                      ----------------
MEXICO -- 0.7%
Grupo Televisa S.A., ADR
  (Broadcast & Cable TV)*                                    33,900   $      1,351,254
                                                                      ----------------
NETHERLANDS -- 2.4%
Koninklijke Philips Electronics N.V.
  (Electronics)                                              64,000   $      1,866,743
STMicroelectronics N.V., ADR (Electronics)                   32,200            869,722
VNU N.V. (Printing & Publishing)*                            57,676          1,820,356
                                                                      ----------------
                                                                      $      4,556,821
                                                                      ----------------
RUSSIA -- 1.3%
Unified Energy Systems, GDR
  (Utilities -- Electric Power)*                             35,900   $        978,275
YUKOS Corp., ADR
  (Energy -- Independent)^                                   35,362          1,485,204
                                                                      ----------------
                                                                      $      2,463,479
                                                                      ----------------
SINGAPORE -- 0.5%
Singapore Telecommunications Ltd.
  (Telephone Services)                                      883,600   $      1,019,759
                                                                      ----------------
SOUTH AFRICA -- 0.5%
Barloworld Ltd (Conglomerates)                               96,300   $      1,009,767
                                                                      ----------------
SOUTH KOREA -- 4.9%
Hyundai Motor Co., Ltd. (Automotive)*                        38,770   $      1,643,210
POSCO Co. Ltd. ADR (Metals & Mining)                         90,950          3,089,572
Samsung Electronics (Electronics)                             9,610          3,637,524
Shinsegae Co., Ltd. (Specialty Retailers)*                    4,600          1,119,597
                                                                      ----------------
                                                                      $      9,489,903
                                                                      ----------------
SPAIN -- 1.9%
Antena 3 TV S.A.
  (Broadcast & Cable TV)*^                                   13,941   $        613,720
Telefonica S.A. (Telephone Services)*                       210,879          3,092,714
                                                                      ----------------
                                                                      $      3,706,434
                                                                      ----------------
SWEDEN -- 1.9%
Alfa Laval AB (Machinery & Tools)                            65,630   $        999,122
Atlas Copco AB (Machinery & Tools)                           25,110            898,930
Autoliv, Inc. (Automotive)                                   21,300            808,434
Hennes & Mauritz AB (Specialty Retailers)                    38,510   $        915,528
                                                                      ----------------
                                                                      $      3,622,014
                                                                      ----------------
SWITZERLAND -- 8.0%
Alcon, Inc. (Medical Equipment)                              15,400   $        932,316
Credit Suisse Group (Banks & Credit Cos.)                    54,320          1,986,568
Givaudan AG
  (Consumer Goods & Services)                                 1,660            861,327
Nestle S.A.
  (Food & Non-Alcoholic Beverages)                            7,955          1,986,660
Novartis AG (Pharmaceuticals)                                64,020          2,905,296
Roche Holdings AG (Pharmaceuticals)                          24,370          2,457,090
Synthes-Stratec, Inc. (Medical Equipment)                     1,385          1,370,112
UBS AG (Banks & Credit Cos.)                                 42,644          2,919,217
                                                                      ----------------
                                                                      $     15,418,586
                                                                      ----------------
TAIWAN
Formosa Plastic Corp.
  (Specialty Chemicals)                                           9   $             15
                                                                      ----------------
TURKEY -- 0.6%
Turkcell Iletisim Hizmetleri A.S., ADR
  (Wireless Communications)*^                                43,800   $      1,162,890
                                                                      ----------------
UNITED KINGDOM -- 17.8%
Anglo American PLC (Metals & Mining)                        128,360   $      2,765,589
AstraZeneca Group PLC (Pharmaceuticals)                      67,560          3,232,028
Aviva PLC (Insurance)                                       109,356            956,998
BP Amoco PLC, ADR
  (Energy -- Integrated)                                     61,728          3,046,277
British Sky Broadcasting Group PLC
  (Broadcast & Cable TV)                                    113,120          1,419,533
Diageo PLC (Alcoholic Beverages)                            146,665          1,924,263
Easy Jet PLC (Airlines)                                     152,380            796,978
Johnston Press PLC (Printing & Publishing)                  180,428          1,500,056
Kingfisher PLC (Specialty Retailers)                        282,852          1,406,161
Legal & General Group PLC (Insurance)                       511,250            914,889
Next PLC (General Merchandise)                               78,406          1,571,737
Reckitt Benckiser PLC
  (Consumer Goods & Services)                               103,590          2,337,306
Reed Elsevier PLC (Printing & Publishing)                   222,520          1,855,962
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)                                      98,297          2,888,157
Smith & Nephew PLC
  (Medical Equipment)                                       115,300            965,793
Standard Chartered PLC
  (Banks & Credit Cos.)                                      84,400          1,389,823
Unilever PLC
  (Food & Non-Alcoholic Beverages)                          152,300          1,415,728
Vodafone Group PLC
  (Wireless Communications)                               1,138,400          2,814,462
Yell Group PLC (Broadcast & Cable TV)                       175,900            957,671
                                                                      ----------------
                                                                      $     34,159,411
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $    138,330,030
                                                                      ----------------
U.S. STOCKS -- 26.1%
AEROSPACE -- 0.5%
Lockheed Martin Corp.                                        19,300   $        992,020
                                                                      ----------------
AIRLINES -- 0.3%
JetBlue Airways Corp.*                                       24,200   $        641,784
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 2.9%
American Express Co.                                         39,400   $      1,900,262
Bank One Corp.                                               20,400            930,036
Citigroup, Inc.                                              56,542          2,744,549
                                                                      ----------------
                                                                      $      5,574,847
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
BIOTECHNOLOGY -- 1.0%
Genzyme Corp.*                                               27,700   $      1,366,718
Gilead Sciences, Inc.*                                       10,800            627,912
                                                                      ----------------
                                                                      $      1,994,630
                                                                      ----------------
BROADCAST & CABLE TV -- 3.4%
Citadel Broadcasting Corp.*                                  33,900   $        758,343
Clear Channel Communications, Inc.                           21,730          1,017,616
Comcast Corp., "A"*                                          54,800          1,801,276
EchoStar Communications Corp., "A"*                          25,940            881,960
Time Warner, Inc.*                                          111,500          2,005,885
                                                                      ----------------
                                                                      $      6,465,080
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 2.9%
E*TRADE Group, Inc.*                                         84,300   $      1,066,395
Franklin Resources, Inc.                                     39,200          2,040,752
Goldman Sachs Group, Inc.                                    13,900          1,372,347
Janus Capital Group, Inc.                                    62,100          1,019,061
                                                                      ----------------
                                                                      $      5,498,555
                                                                      ----------------
BUSINESS SERVICES -- 1.5%
Getty Images, Inc.*                                          21,100   $      1,057,743
Manpower, Inc.                                               37,530          1,766,912
                                                                      ----------------
                                                                      $      2,824,655
                                                                      ----------------
COMPUTER SOFTWARE -- 1.2%
Akamai Technologies, Inc.^                                   69,100   $        742,825
Networks Associates, Inc.*                                  109,400          1,645,376
                                                                      ----------------
                                                                      $      2,388,201
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 0.4%
Colgate-Palmolive Co.                                        17,000   $        850,850
                                                                      ----------------
ELECTRONICS -- 2.6%
Agere Systems, Inc., "B"*                                   555,300   $      1,610,370
Applied Films Corp.*                                         24,700            815,594
Intel Corp.                                                  79,300          2,553,460
                                                                      ----------------
                                                                      $      4,979,424
                                                                      ----------------
ENTERTAINMENT -- 0.5%
Viacom, Inc., "B"                                            23,060   $      1,023,403
                                                                      ----------------
GAMING & LODGING -- 0.5%
Carnival Corp.                                               26,200   $      1,040,926
                                                                      ----------------
INTERNET -- 0.6%
Ebay, Inc.*                                                  16,200   $      1,046,358
                                                                      ----------------
MACHINERY & TOOLS -- 0.5%
Eaton Corp.                                                   8,700   $        939,426
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.5%
Tenet Healthcare Corp.*                                      61,500   $        987,075
                                                                      ----------------
MEDICAL EQUIPMENT -- 1.5%
AmerisourceBergen Corp.                                      14,100   $        791,715
CTI Molecular Imaging, Inc*                                  60,800          1,028,128
Discovery Partners International*                                60                369
Guidant Corp.                                                16,000            963,200
                                                                      ----------------
                                                                      $      2,783,412
                                                                      ----------------
PHARMACEUTICALS -- 1.1%
Johnson & Johnson Co.                                        25,400   $      1,312,164
Medicis Pharmaceutical Corp., "A"^                           10,600            755,780
                                                                      ----------------
                                                                      $      2,067,944
                                                                      ----------------
PRINTING & PUBLISHING -- 0.5%
Meredith Corp.                                               18,400   $        898,104
                                                                      ----------------
RESTAURANTS -- 0.9%
Aramark Corp., "B"                                           33,000   $        904,860
Outback Steakhouse, Inc.                                     20,200            893,042
                                                                      ----------------
                                                                      $      1,797,902
                                                                      ----------------

SPECIALTY RETAILERS -- 1.8%
Home Depot, Inc.                                             48,100   $      1,707,069
The TJX Cos., Inc.                                           79,500          1,752,975
                                                                      ----------------
                                                                      $      3,460,044
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.0%
Cisco Systems, Inc.*                                         78,070   $      1,896,320
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $     50,150,960
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $169,667,339)                                 $    188,480,990
                                                                      ----------------
REPURCHASE AGREEMENT -- 2.2%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Merrill Lynch, dated 12/31/03,
  due 1/2/04 total to be received
  $4,111,217 (secured by various
  U.S. Treasury and Federal Agency
  Obligations in a jointly traded account),
  at cost                                          $          4,111   $      4,111,000
                                                                      ----------------
COLLATERAL FOR SECURITIES LOANED -- 4.3%
Navigator Securities Lending Prime
  Portfolio                                               8,261,745   $      8,261,745
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $182,040,084)                                 $    200,853,735
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (4.5)%                                                (8,561,910)
                                                                      ----------------
    Net Assets -- 100.0%                                              $    192,291,825
                                                                      ================

           See portfolio footnotes and notes to financial statements.

MANAGED SECTORS SERIES

STOCKS -- 99.7%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 99.0%
BASIC MATERIALS -- 1.1%
3M Co.                                                       21,240   $      1,806,037
                                                                      ----------------
CONSUMER STAPLES -- 2.5%
Avon Products, Inc.                                          29,940   $      2,020,651
PepsiCo, Inc.                                                46,790          2,181,350
                                                                      ----------------
                                                                      $      4,202,001
                                                                      ----------------
FINANCIAL SERVICES -- 13.7%
American Express Co.                                         61,300   $      2,956,499
American International Group, Inc.                           57,800          3,830,984
Bank of New York Co., Inc.                                   39,200          1,298,304
Citigroup, Inc.                                              75,580          3,668,653
Fannie Mae                                                   22,400          1,681,344
Goldman Sachs Group, Inc.                                    18,320          1,808,734
MBNA Corp.                                                   98,400          2,445,240
Mellon Financial Corp.                                       41,690          1,338,666
Merrill Lynch & Co., Inc.                                    32,150          1,885,597
Northern Trust Corp.                                         22,400          1,039,808
SLM Corp.                                                    24,560            925,421
                                                                      ----------------
                                                                      $     22,879,250
                                                                      ----------------
HEALTHCARE -- 16.2%
Abbott Laboratories, Inc.                                    42,880   $      1,998,208
Amgen, Inc.*                                                 40,500          2,502,900
Caremark Rx, Inc.*                                           39,200            992,936
Genentech, Inc.*                                              5,300            495,921
Genzyme Corp.*                                               46,200          2,279,508
Gilead Sciences, Inc.*                                       47,400          2,755,836
Guidant Corp.                                                19,700          1,185,940
Johnson & Johnson Co.                                        79,840          4,124,534
Medtronic, Inc.                                              37,100          1,803,431
Pfizer, Inc.                                                160,150          5,658,100
Thermo Electron Corp.*                                       43,500          1,096,200
Wyeth                                                        50,000          2,122,500
                                                                      ----------------
                                                                      $     27,016,014
                                                                      ----------------
INDUSTRIAL GOODS & SERVICES -- 4.6%
Danaher Corp.                                                12,900   $      1,183,575
Emerson Electric Co.                                         16,900          1,094,275
General Electric Co.                                        130,350          4,038,243
Illinois Tool Works, Inc.                                    16,300          1,367,733
                                                                      ----------------
                                                                      $      7,683,826
                                                                      ----------------
LEISURE -- 13.8%
Clear Channel Communications, Inc.                           63,680   $      2,982,135
Comcast Corp., "A"*                                          82,530          2,712,761
Cox Communications, Inc., "A"*                               28,700            988,715
EchoStar Communications Corp., "A"*                          53,700          1,825,800
InterActive Corp.*                                           71,890          2,439,228
Lamar Advertising Co., "A"*                                  28,350          1,058,022
New York Times Co.                                           22,900          1,094,391
Outback Steakhouse, Inc.                                     16,700            738,307
Starwood Hotels & Resorts Co.                                30,760          1,106,437
Time Warner, Inc.*                                          142,370          2,561,236
Viacom, Inc., "B"                                            80,290          3,563,270
Walt Disney Co.                                              16,000            373,280
Westwood One, Inc.*                                          48,710          1,666,369
                                                                      ----------------
                                                                      $     23,109,951
                                                                      ----------------
MISCELLANEOUS -- 2.2%
Apollo Group, Inc.*                                          21,800   $      1,482,400
BISYS Group, Inc.*                                           57,440            854,707
Career Education Corp.*                                      19,000            761,330
DST Systems, Inc.*                                           13,930            581,717
                                                                      ----------------
                                                                      $      3,680,154
                                                                      ----------------
RETAIL -- 10.9%
CVS Corp.                                                    17,500   $        632,100
Home Depot, Inc.                                             31,390          1,114,031
Kohl's Corp.*                                                69,650   $      3,130,071
Nike, Inc., "B"                                              19,700          1,348,662
Staples, Inc.*                                               53,380          1,457,274
Target Corp.                                                 88,170          3,385,728
The TJX Cos., Inc.                                           84,240          1,857,492
Wal-Mart Stores, Inc.                                        66,460          3,525,703
Walgreen Co.                                                 30,600          1,113,228
Williams-Sonoma, Inc.*                                       16,600            577,182
                                                                      ----------------
                                                                      $     18,141,471
                                                                      ----------------
TECHNOLOGY -- 29.8%
ADTRAN, Inc.                                                 37,400   $      1,159,400
Analog Devices, Inc.                                         63,110          2,880,971
BEA Systems, Inc.*                                           60,000            738,000
Cisco Systems, Inc.*                                        288,060          6,996,977
Corning, Inc.*                                               78,300            816,669
Dell, Inc.*                                                 101,860          3,459,166
Ebay, Inc.*                                                  24,300          1,569,537
IBM Corp.                                                    39,040          3,618,227
Intel Corp.                                                  84,340          2,715,748
Linear Technology Corp.                                      32,370          1,361,806
Maxim Integrated Products, Inc.                              25,280          1,258,944
Mercury Interactive Corp.*                                   34,300          1,668,352
Microchip Technology, Inc.                                   45,480          1,517,213
Microsoft Corp.                                             280,680          7,729,927
Networks Associates, Inc.*                                   50,300            756,512
Novellus Systems, Inc.*                                      30,450          1,280,423
Oracle Corp.*                                               145,030          1,914,396
QUALCOMM, Inc.                                               17,700            954,561
Texas Instruments, Inc.                                      71,900          2,112,422
VERITAS Software Corp.*                                      82,230          3,055,667
Xilinx, Inc.*                                                57,800          2,239,172
                                                                      ----------------
                                                                      $     49,804,090
                                                                      ----------------
TRANSPORTATION -- 2.7%
Fedex Corp.                                                  27,000   $      1,822,500
Southwest Airlines Co.                                       93,900          1,515,546
United Parcel Service, Inc., "B"                             16,020          1,194,291
                                                                      ----------------
                                                                      $      4,532,337
                                                                      ----------------
UTILITIES & COMMUNICATIONS -- 1.5%
AT&T Wireless Services, Inc.*                               191,300   $      1,528,487
Sprint Corp. (PCS Group)*                                   180,400          1,013,848
                                                                      ----------------
                                                                      $      2,542,335
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $    165,397,466
                                                                      ----------------
FOREIGN STOCKS -- 0.7%
BERMUDA -- 0.7%
Ace Ltd. (Financial Services)                                29,560   $      1,224,375
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $140,550,745)                                 $    166,621,841
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.3%                                                     439,158
                                                                      ----------------
    Net Assets -- 100.0%                                              $    167,060,999
                                                                      ================

           See portfolio footnotes and notes to financial statements.

MASSACHUSETTS INVESTORS TRUST SERIES

STOCKS -- 97.2%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 88.5%
AEROSPACE -- 0.7%
Lockheed Martin Corp.                                       143,510   $      7,376,414
United Technologies Corp.                                    17,900          1,696,383
                                                                      ----------------
                                                                      $      9,072,797
                                                                      ----------------
AIRLINES -- 0.2%
Southwest Airlines Co.                                      159,600   $      2,575,944
                                                                      ----------------
ALCOHOLIC BEVERAGES -- 0.5%
Anheuser-Busch Cos., Inc.                                   114,520   $      6,032,914
                                                                      ----------------
AUTOMOTIVE -- 0.2%
Harley-Davidson, Inc.                                        47,700   $      2,267,181
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 14.3%
American Express Co.                                        224,500   $     10,827,635
Bank of America Corp.                                       253,460         20,385,788
Bank of New York Co., Inc.                                   94,400          3,126,528
Bank One Corp.                                              191,460          8,728,661
Citigroup, Inc.                                             835,080         40,534,783
Federal National Mortgage Assn.                              360,600         27,066,636
Golden West Financial Corp.                                  59,150          6,103,688
MBNA Corp.                                                  179,490          4,460,326
Mellon Financial Corp.                                      123,970          3,980,677
State Street Corp.                                           84,200          4,385,136
SunTrust Banks, Inc.                                         80,580          5,761,470
U.S. Bancorp                                                369,620         11,007,284
Wells Fargo Co.                                             492,720         29,016,281
                                                                      ----------------
                                                                      $    175,384,893
                                                                      ----------------
BIOTECHNOLOGY -- 1.0%
Genzyme Corp.*                                              117,900   $      5,817,186
Gilead Sciences, Inc.*                                      100,700          5,854,698
                                                                      ----------------
                                                                      $     11,671,884
                                                                      ----------------
BROADCAST & CABLE TV -- 3.8%
Clear Channel Communications, Inc.                          306,570   $     14,356,673
Comcast Corp., "A"*                                         410,422         13,490,571
EchoStar Communications Corp., "A"*                          98,420          3,346,280
Time Warner, Inc.*                                          837,490         15,066,445
                                                                      ----------------
                                                                      $     46,259,969
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 2.2%
Goldman Sachs Group, Inc.                                    40,220   $      3,970,921
Lehman Brothers Holdings, Inc.                               64,360          4,969,879
Merrill Lynch & Co., Inc.                                   311,420         18,264,783
                                                                      ----------------
                                                                      $     27,205,583
                                                                      ----------------
CHEMICALS -- 1.7%
Air Products & Chemicals, Inc.                               98,570   $      5,207,453
Dow Chemical Co.                                            178,000          7,399,460
Monsanto Co.                                                 21,300            613,014
PPG Industries, Inc.                                        120,390          7,707,368
                                                                      ----------------
                                                                      $     20,927,295
                                                                      ----------------
COMPUTER SOFTWARE -- 4.0%
Microsoft Corp.                                           1,659,170   $     45,693,542
VERITAS Software Corp.*                                      89,990          3,344,028
                                                                      ----------------
                                                                      $     49,037,570
                                                                      ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 3.6%
Hewlett-Packard Co.                                         527,639   $     12,119,868
IBM Corp.                                                   291,370         27,004,171
Xerox Corp.*^                                               370,400          5,111,520
                                                                      ----------------
                                                                      $     44,235,559
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 3.1%
Colgate-Palmolive Co.                                        91,800   $      4,594,590
Kimberly-Clark Corp.                                        102,130          6,034,861
Newell Rubbermaid, Inc.                                     352,140          8,018,228
Procter & Gamble Co.                                        201,050         20,080,875
                                                                      ----------------
                                                                      $     38,728,554
                                                                      ----------------
U.S. STOCKS -- continued
ELECTRICAL EQUIPMENT -- 5.7%
American Standard Cos., Inc.*                                35,820   $      3,607,074
Danaher Corp.                                                35,100          3,220,425
Emerson Electric Co.                                         95,520          6,184,920
General Electric Co.                                      1,151,230         35,665,105
Grainger (W.W.), Inc.                                        99,500          4,715,305
Rockwell Automation, Inc.                                    86,660          3,085,096
Tyco International Ltd.                                     533,030         14,125,295
                                                                      ----------------
                                                                      $     70,603,220
                                                                      ----------------
ELECTRONICS -- 2.4%
Analog Devices, Inc.                                        202,500   $      9,244,125
Intel Corp.                                                 510,910         16,451,302
Texas Instruments, Inc.                                     117,900          3,463,902
                                                                      ----------------
                                                                      $     29,159,329
                                                                      ----------------
ENERGY -- INDEPENDENT -- 0.8%
Unocal Corp.                                                283,290   $     10,433,571
                                                                      ----------------
ENERGY -- INTEGRATED -- 2.8%
Exxon Mobil Corp.                                           853,484   $     34,992,844
                                                                      ----------------
ENTERTAINMENT -- 2.0%
Disney (Walt) Co.                                           126,300   $      2,946,579
Viacom, Inc., "B"                                           478,250         21,224,735
                                                                      ----------------
                                                                      $     24,171,314
                                                                      ----------------
FOOD & DRUG STORES -- 0.8%
CVS Corp.                                                   191,460   $      6,915,535
Safeway, Inc.*                                              117,500          2,574,425
                                                                      ----------------
                                                                      $      9,489,960
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.6%
Archer Daniels Midland Co.                                  173,670   $      2,643,257
PepsiCo, Inc.                                               356,340         16,612,571
                                                                      ----------------
                                                                      $     19,255,828
                                                                      ----------------
GAMING & LODGING -- 0.2%
Starwood Hotels & Resorts Co., "B"                           66,810   $      2,403,156
                                                                      ----------------
GENERAL MERCHANDISE -- 3.5%
Kohl's Corp.*                                               149,370   $      6,712,688
May Department Stores Co.                                   227,800          6,622,146
Target Corp.                                                319,100         12,253,440
Wal-Mart Stores, Inc.                                       318,830         16,913,931
                                                                      ----------------
                                                                      $     42,502,205
                                                                      ----------------
INSURANCE -- 2.8%
American International Group, Inc.                          208,597   $     13,825,809
Chubb Corp.                                                 103,190          7,027,239
Hartford Financial Services Group, Inc.                      76,630          4,523,469
Marsh & McLennan Cos., Inc.                                  96,940          4,642,457
MetLife, Inc.                                               141,730          4,772,049
                                                                      ----------------
                                                                      $     34,791,023
                                                                      ----------------
INTERNET -- 0.2%
InterActive Corp.*                                           60,030   $      2,036,818
                                                                      ----------------
MACHINERY & TOOLS -- 0.8%
Eaton Corp.                                                  48,700   $      5,258,626
Illinois Tool Works, Inc.                                    57,070          4,788,744
                                                                      ----------------
                                                                      $     10,047,370
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.4%
Cardinal Health, Inc.                                        61,900   $      3,785,804
HCA, Inc.                                                    44,400          1,907,424
Tenet Healthcare Corp.*                                     702,840         11,280,582
                                                                      ----------------
                                                                      $     16,973,810
                                                                      ----------------
MEDICAL EQUIPMENT -- 3.1%
AmerisourceBergen Corp.                                     220,760   $     12,395,674
Applera Corp.                                                37,100            768,341
Bard (C.R.), Inc.                                            37,650          3,059,062
Baxter International, Inc.                                  310,040          9,462,421
Guidant Corp.                                               215,700         12,985,140
                                                                      ----------------
                                                                      $     38,670,638
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
OIL SERVICES -- 1.6%
Halliburton Co.                                             295,650   $      7,686,900
Noble Corp.*                                                 87,090          3,116,080
Schlumberger Ltd.                                           169,460          9,272,851
                                                                      ----------------
                                                                      $     20,075,831
                                                                      ----------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.2%
Dell, Inc.*                                                  82,000   $      2,784,720
                                                                      ----------------
PHARMACEUTICALS -- 6.9%
Abbott Laboratories, Inc.                                   213,980   $      9,971,468
Johnson & Johnson Co.                                       578,170         29,868,262
Pfizer, Inc.                                                411,735         14,546,597
Schering-Plough Corp.                                       664,440         11,554,612
Wyeth                                                       435,120         18,470,844
                                                                      ----------------
                                                                      $     84,411,783
                                                                      ----------------
PRINTING & PUBLISHING -- 1.6%
Gannett Co., Inc.                                            57,520   $      5,128,483
New York Times Co., "A"                                     315,040         15,055,762
                                                                      ----------------
                                                                      $     20,184,245
                                                                      ----------------
RAILROAD & SHIPPING -- 0.9%
Union Pacific Corp.                                         161,730   $     11,237,000
                                                                      ----------------
RESTAURANTS -- 0.7%
Aramark Corp., "B"                                          159,700   $      4,378,974
McDonald's Corp.                                            155,860          3,870,004
                                                                      ----------------
                                                                      $      8,248,978
                                                                      ----------------
SPECIALTY CHEMICALS -- 1.0%
Praxair, Inc.                                               312,780   $     11,948,196
                                                                      ----------------
SPECIALTY STORES -- 2.0%
Home Depot, Inc.                                            434,750   $     15,429,278
TJX Cos., Inc.                                              436,920          9,634,086
                                                                      ----------------
                                                                      $     25,063,364
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 2.4%
Cisco Systems, Inc.*                                      1,229,840   $     29,872,814
                                                                      ----------------
TELEPHONE SERVICES -- 1.6%
SBC Communications, Inc.                                    276,400   $      7,205,748
Verizon Communications, Inc.                                364,260         12,778,241
                                                                      ----------------
                                                                      $     19,983,989
                                                                      ----------------
TOBACCO -- 1.8%
Altria Group, Inc.                                          417,840   $     22,738,853
                                                                      ----------------
TRUCKING -- 1.3%
Federal Express Corp.                                       131,290   $      8,862,075
United Parcel Service, Inc., "B"                             87,350          6,511,943
                                                                      ----------------
                                                                      $     15,374,018
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 2.5%
Dominion Resources, Inc.                                    165,770   $     10,581,099
Entergy Corp.                                                24,300          1,388,259
Exelon Corp.                                                174,390         11,572,521
FirstEnergy Corp.                                            95,000          3,344,000
PPL Corp.                                                    74,800          3,272,500
                                                                      ----------------
                                                                      $     30,158,379
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 0.6%
AT&T Wireless Services, Inc.*                               682,580   $      5,453,814
Sprint Corp., (PCS Group)*^                                 339,160          1,906,079
                                                                      ----------------
                                                                      $      7,359,893
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $  1,088,373,292
                                                                      ----------------
FOREIGN STOCKS -- 8.7%
BERMUDA -- 0.9%
Accenture Ltd. "A" (Business Services)*                     205,300   $      5,403,496
XL Capital Ltd., "A" (Insurance)                             77,850          6,037,267
                                                                      ----------------
                                                                      $     11,440,763
                                                                      ----------------
CANADA -- 1.4%
Canadian National Railway Co.
  (Railroad & Shipping)                                     127,364   $      8,059,594
EnCana Corp. (Energy -- Independent)                         54,080          2,132,915
EnCana Corp. (Energy-Independent)                            91,310   $      3,603,366
Magna International, Inc., "A" (Automotive)                  36,710          2,938,635
                                                                      ----------------
                                                                      $     16,734,510
                                                                      ----------------
CAYMAN ISLANDS -- 0.3%
Transocean, Inc. (Oil Services)*                            157,500   $      3,781,575
                                                                      ----------------
FINLAND -- 0.2%
Nokia Corp., ADR
  (Telecommunications -- Wireless)^                         145,840   $      2,479,280
                                                                      ----------------
FRANCE -- 0.5%
Total S.A., ADR (Energy -- Integrated)                       64,310   $      5,949,318
                                                                      ----------------
GERMANY -- 1.0%
Bayerische Motoren Werke AG (Automotive)                    184,970   $      8,564,699
Porsche AG, Preferred (Automotive)                            6,813          4,038,964
                                                                      ----------------
                                                                      $     12,603,663
                                                                      ----------------
NETHERLANDS -- 0.4%
Koninklijke KPN N.V. (Telephone Services)                   288,300   $      2,223,052
STMicroelectronics N.V. (Electronics)                       109,010          2,944,360
                                                                      ----------------
                                                                      $      5,167,412
                                                                      ----------------
SWITZERLAND -- 2.0%
Novartis AG (Pharmaceuticals)                               338,440   $     15,358,770
Roche Holdings AG (Pharmaceuticals)                          93,400          9,416,997
                                                                      ----------------
                                                                      $     24,775,767
                                                                      ----------------
UNITED KINGDOM -- 2.0%
Amdocs Ltd. (Computer Software)*                             86,300   $      1,940,024
AstraZeneca Group PLC (Pharmaceuticals)                     167,450          8,010,703
BHP Billiton PLC (Metals & Mining)                          378,400          3,296,261
BP PLC, ADR (Energy -- Integrated)                           51,122          2,522,871
Reckitt Benckiser PLC
  (Consumer Goods & Services)*                              372,820          8,411,956
                                                                      ----------------
                                                                      $     24,181,815
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $    107,114,103
                                                                      ----------------
    TOTAL STOCKS (IDENTIFIED COST, $1,076,293,068)                    $  1,195,487,395
                                                                      ----------------
SHORT-TERM OBLIGATIONS -- 0.5%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
General Motors Acceptance Corp.,
  due 1/12/04, at Amortized Cost                   $          5,900   $      5,897,512
                                                                      ----------------
REPURCHASE AGREEMENT -- 2.4%
Merrill Lynch & Co., Inc., dated 12/31/03,
  due 1/2/04, total to be received
  $29,702,568 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost                                $         29,701   $     29,701,000
                                                                      ----------------
COLLATERAL FOR SECURITIES LOANED -- 0.6%

                                                        SHARES
Navigator Securities Lending Prime Portfolio              7,702,427   $      7,702,427
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $1,119,594,007)                               $  1,238,788,334
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.7)%                                                (8,650,832)
                                                                      ----------------
    Net Assets -- 100.0%                                              $  1,230,137,502
                                                                      ================

           See portfolio footnotes and notes to financial statements.

MID CAP GROWTH SERIES

STOCKS -- 96.4%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 92.3%
AIRLINES -- 0.8%
JetBlue Airways Corp.*                                       35,740   $        947,825
                                                                      ----------------
APPAREL MANUFACTURERS -- 1.7%
Coach, Inc.*                                                 14,300   $        539,825
Reebok International Ltd.                                    13,460            529,247
Talbots, Inc.                                                26,190            806,128
                                                                      ----------------
                                                                      $      1,875,200
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 1.5%
Investors Financial Services Corp.                           44,950   $      1,726,529
                                                                      ----------------
BIOTECHNOLOGY -- 4.4%
Biogen Idec, Inc.*                                           23,460   $        862,859
Celgene Corp.*                                                8,730            393,025
Genzyme Corp.*                                               16,550            816,577
Gilead Sciences, Inc.*                                       25,200          1,465,128
ICOS Corp.*                                                   8,230            339,734
Millennium Pharmaceuticals, Inc.*                            37,900            707,593
Neurocrine Biosciences, Inc.*                                 7,020            382,871
                                                                      ----------------
                                                                      $      4,967,787
                                                                      ----------------
BROADCAST & CABLE TV -- 10.7%
Citadel Broadcasting Corp.*                                  55,680   $      1,245,562
E.W. Scripps Co., "A"                                        16,110          1,516,595
EchoStar Communications Corp., "A"*                          50,890          1,730,260
Entercom Communications Corp., "A"*                          29,560          1,565,498
LIN TV Corp., "A"*                                           19,100            492,971
NTL, Inc.*                                                   51,039          3,559,970
Westwood One, Inc.*                                          57,590          1,970,154
                                                                      ----------------
                                                                      $     12,081,010
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 2.8%
Affiliated Managers Group, Inc.*                              7,400   $        514,966
Ameritrade Holding Corp.*                                    83,900          1,180,473
Legg Mason, Inc.                                             19,690          1,519,674
                                                                      ----------------
                                                                      $      3,215,113
                                                                      ----------------
BUSINESS SERVICES -- 8.2%
Alliance Data Systems Corp.*                                 11,000   $        304,480
Corporate Executive Board Co.*                               25,600          1,194,752
DST Systems, Inc.*                                           30,130          1,258,229
Getty Images, Inc.*                                          37,280          1,868,847
Manpower, Inc.                                               30,280          1,425,582
Monster Worldwide, Inc.*                                     65,390          1,435,964
Paychex, Inc.                                                19,940            741,768
Robert Half International, Inc.*                             21,060            491,540
SunGard Data Systems, Inc.*                                  20,010            554,477
                                                                      ----------------
                                                                      $      9,275,639
                                                                      ----------------
CHEMICALS -- 0.2%
Lyondell Chemical Co.                                        15,560   $        263,742
                                                                      ----------------
COMPUTER SOFTWARE -- 5.3%
Akamai Technologies, Inc.*                                   15,300   $        164,475
Ascential Software Corp.*                                    12,000            311,160
BEA Systems, Inc.*                                           78,330            963,459
Netscreen Technologies, Inc.*                                27,020            668,745
Networks Associates, Inc.*                                   65,780            989,331
Symantec Corp.*                                              41,760          1,446,984
Veritas Software Corp.*                                      40,110          1,490,488
                                                                      ----------------
                                                                      $      6,034,642
                                                                      ----------------
CONSUMER SERVICES -- 3.1%
Career Education Corp.*                                      45,900   $      1,839,213
Corinthian Colleges, Inc.*                                   30,700          1,705,692
Orbitz, Inc., "A"                                             1,500             34,800
                                                                      ----------------
                                                                      $      3,579,705
                                                                      ----------------
ELECTRICAL EQUIPMENT -- 2.7%
American Standard Cos., Inc.*                                10,380   $      1,045,266
Rockwell Automation, Inc.                                    39,110          1,392,316
W.W. Grainger, Inc.                                          12,200            578,158
                                                                      ----------------
                                                                      $      3,015,740
                                                                      ----------------
ELECTRONICS -- 10.0%
Agere Systems, Inc., "B"*                                   446,060   $      1,293,574
Amphenol Corp., "A"*                                         11,500            735,195
Analog Devices, Inc.                                         26,670          1,217,486
Cymer, Inc.*                                                 25,220          1,164,912
Novellus Systems, Inc.*                                      25,720          1,081,526
Nvidia Corp.*                                                45,200          1,050,900
PMC-Sierra, Inc.*                                            69,210          1,394,581
Vishay Intertechnology, Inc.*                                52,690          1,206,601
Xilinx, Inc.*                                                56,550          2,190,747
                                                                      ----------------
                                                                      $     11,335,522
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.7%
Hershey Foods Corp.                                          10,140   $        780,679
                                                                      ----------------
GAMING & LODGING -- 1.5%
Royal Caribbean Cruises Ltd.                                 31,680   $      1,102,147
Starwood Hotels& Resorts Co., "B"                            15,530            558,614
                                                                      ----------------
                                                                      $      1,660,761
                                                                      ----------------
INTERNET -- 0.8%
InterActive Corp.*                                           28,097   $        953,331
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 1.9%
Fisher Scientific International, Inc.*                       26,700   $      1,104,579
Tenet Healthcare Corp.*                                      61,300            983,865
                                                                      ----------------
                                                                      $      2,088,444
                                                                      ----------------
MEDICAL EQUIPMENT -- 14.9%
AmerisourceBergen Corp.                                      11,470   $        644,041
Apogent Technologies, Inc.*                                  34,530            795,571
Applera Corp.                                                67,630          1,400,617
C.R. Bard, Inc.                                              18,120          1,472,250
Cytyc Corp.*                                                190,940          2,627,334
DENTSPLY International, Inc.                                 33,640          1,519,519
Guidant Corp.                                                20,840          1,254,568
Invitrogen Corp.*                                            33,780          2,364,600
Millipore Corp.*                                             54,790          2,358,710
Thermo Electron Corp.*                                       58,400          1,471,680
Thoratec Corp.*                                              29,600            385,096
Waters Corp.*                                                18,820            624,071
                                                                      ----------------
                                                                      $     16,918,057
                                                                      ----------------
OIL SERVICES -- 3.1%
BJ Services Co.*                                             50,440   $      1,810,796
Cooper Cameron Corp.*                                        14,520            676,632
Smith International, Inc.*                                   23,830            989,422
                                                                      ----------------
                                                                      $      3,476,850
                                                                      ----------------
PHARMACEUTICALS -- 1.2%
Medicis Pharmaceutical Corp., "A"                            19,090   $      1,361,117
                                                                      ----------------
PRINTING & PUBLISHING -- 1.5%
Meredith Corp.                                               33,660   $      1,642,945
                                                                      ----------------
RESTAURANTS -- 1.7%
Outback Steakhouse, Inc.                                     17,930   $        792,685
The Cheesecake Factory, Inc.*                                26,140          1,150,944
                                                                      ----------------
                                                                      $      1,943,629
                                                                      ----------------
SPECIALTY STORES -- 5.1%
Hot Topic, Inc.*                                              9,400   $        276,924
Office Depot, Inc.*                                          47,790            798,571
Pacific Sunwear of California Co.*                           14,500            306,240
PETsMART, Inc.                                               57,900          1,378,020
Ross Stores, Inc.                                            45,880          1,212,608
Tiffany & Co.                                                39,210          1,772,292
                                                                      ----------------
                                                                      $      5,744,655
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 3.4%
ADTRAN, Inc.                                                 16,660   $        516,460
Andrew Corp.*                                                29,700            341,847
CIENA Corp.*                                                 84,620            561,877
Corning, Inc.*                                              119,500          1,246,385

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- WIRELINE -- continued
F5 Networks, Inc.*                                            4,300   $        107,930
Juniper Networks, Inc.*                                      56,450          1,054,486
                                                                      ----------------
                                                                      $      3,828,985
                                                                      ----------------
TRUCKING -- 1.5%
Expeditors International of Washington, Inc.                 25,310   $        953,174
Swift Transportation, Inc.*                                  36,840            774,377
                                                                      ----------------
                                                                      $      1,727,551
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 3.6%
American Tower Corp., "A"*                                  178,530   $      1,931,695
Crown Castle International Corp.*                           133,100          1,468,093
Spectrasite, Inc.*                                           19,550            679,363
                                                                      ----------------
                                                                      $      4,079,151
                                                                      ----------------
    TOTAL U.S.STOCKS                                                  $    104,524,609
                                                                      ----------------
FOREIGN STOCKS -- 4.1%
BERMUDA -- 1.0%
Marvell Technology Group Ltd. (Electronics)                  30,500   $      1,156,865
                                                                      ----------------
BRAZIL -- 0.3%
Embraer-Empresa Brasileira de Aeronautica,
  ADR (Aerospace)                                            10,300   $        360,809
                                                                      ----------------
CANADA -- 0.5%
Four Seasons Hotels, Inc.
  (Gaming & Lodging)                                         10,790   $        551,908
                                                                      ----------------
SINGAPORE-- 1.0%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                        73,190   $      1,086,140
                                                                      ----------------
UNITED KINGDOM-- 1.3%
Amdocs Ltd. (Computer Software)*                             65,650   $      1,475,812
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $      4,631,534
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $94,511,580)                                  $    109,156,143
                                                                      ----------------
SHORT-TERM OBLIGATIONS -- 4.0%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
New Center Asset Trust, due 1/02/04
  at Amortized Cost                                $          4,509   $      4,508,878
                                                                      ----------------
    TOTAL INVESTMENTS (IDENTIFIED COST, $99,020,458)                  $    113,665,021
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.4)%                                                  (425,176)
                                                                      ----------------
    Net Assets -- 100.0%                                              $    113,239,845
                                                                      ================

           See portfolio footnotes and notes to financial statements.

RESEARCH SERIES

STOCKS -- 97.8%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 86.8%
AEROSPACE -- 1.4%
Lockheed Martin Corp.                                       130,110   $      6,687,654
                                                                      ----------------
AIRLINES -- 0.9%
Southwest Airlines Co.                                      266,000   $      4,293,240
                                                                      ----------------
APPAREL MANUFACTURERS -- 0.5%
Reebok International Ltd.                                    56,700   $      2,229,444
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 11.4%
American Express Co.                                        181,600   $      8,758,568
Bank of America Corp.                                       114,510          9,210,039
Bank One Corp.                                              106,360          4,848,953
Citigroup, Inc.                                             295,258         14,331,823
Freddie Mac                                                 108,210          6,310,807
Investors Financial Services Corp.^                          25,900            994,819
Mellon Financial Corp.                                      216,890          6,964,338
TCF Financial Corp.^                                         68,170          3,500,530
                                                                      ----------------
                                                                      $     54,919,877
                                                                      ----------------
BIOTECHNOLOGY -- 1.5%
Genzyme Corp.*                                              100,600   $      4,963,604
Gilead Sciences, Inc.*                                       39,100          2,273,274
                                                                      ----------------
                                                                      $      7,236,878
                                                                      ----------------
BROADCAST & CABLE TV -- 3.5%
Clear Channel Communications, Inc.                          163,250   $      7,644,998
Comcast Corp., "A"*                                         192,500          6,327,475
Cumulus Media, Inc., "A"*^                                  119,600          2,631,200
                                                                      ----------------
                                                                      $     16,603,673
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 5.5%
Franklin Resources, Inc.                                    157,590   $      8,204,136
Janus Capital Group, Inc.                                   244,800          4,017,168
Lehman Brothers Holdings, Inc.                               63,800          4,926,636
Merrill Lynch & Co., Inc.                                   159,020          9,326,523
                                                                      ----------------
                                                                      $     26,474,463
                                                                      ----------------
BUSINESS SERVICES -- 1.8%
Getty Images, Inc.*                                         122,800   $      6,155,964
Monster Worldwide, Inc.*                                    117,600          2,582,496
                                                                      ----------------
                                                                      $      8,738,460
                                                                      ----------------
CHEMICALS -- 2.6%
Air Products & Chemicals, Inc.                               92,180   $      4,869,869
Dow Chemical Co.                                            118,660          4,932,696
Lyondell Chemical Co.^                                      169,890          2,879,636
                                                                      ----------------
                                                                      $     12,682,201
                                                                      ----------------
COMPUTER SOFTWARE -- 4.8%
Akamai Technologies, Inc.*^                                 180,000   $      1,935,000
Microsoft Corp.                                             530,960         14,622,638
Netscreen Technologies, Inc.*                               180,160          4,458,960
Networks Associates, Inc.*                                  141,970          2,135,229
                                                                      ----------------
                                                                      $     23,151,827
                                                                      ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.6%
Hewlett-Packard Co.                                         192,540   $      4,422,644
IBM Corp.                                                    35,890          3,326,285
                                                                      ----------------
                                                                      $      7,748,929
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 4.5%
Colgate-Palmolive Co.                                       104,800   $      5,245,240
Kimberly-Clark Corp.                                         75,540          4,463,659
Newell Rubbermaid, Inc.                                     221,160          5,035,813
Procter & Gamble Co.                                         70,930          7,084,488
                                                                      ----------------
                                                                      $     21,829,200
                                                                      ----------------
CONSUMER SERVICES -- 0.8%
Corinthian Colleges, Inc.*                                   72,400   $      4,022,544
                                                                      ----------------
CONTAINERS -- 0.8%
Smurfit-Stone Container Corp.*                              218,100   $      4,050,117
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
ELECTRICAL EQUIPMENT -- 3.1%
General Electric Co.                                        169,500   $      5,251,110
Tyco International Ltd.                                     366,500          9,712,250
                                                                      ----------------
                                                                      $     14,963,360
                                                                      ----------------
ELECTRONICS -- 2.4%
Agere Systems, Inc., "B"*                                 1,509,300   $      4,376,970
Intel Corp.                                                 138,900          4,472,580
Novellus Systems, Inc.*                                      66,400          2,792,120
                                                                      ----------------
                                                                      $     11,641,670
                                                                      ----------------
ENERGY -- INDEPENDENT -- 0.5%
Unocal Corp.                                                 70,400   $      2,592,832
                                                                      ----------------
ENERGY -- INTEGRATED -- 0.9%
Amerada-Hess Corp.                                           13,700   $        728,429
ExxonMobil Corp.                                             86,066          3,528,706
                                                                      ----------------
                                                                      $      4,257,135
                                                                      ----------------
ENTERTAINMENT -- 1.1%
Viacom, Inc., "B"                                           115,651   $      5,132,591
                                                                      ----------------
FOOD & DRUG STORES -- 0.5%
CVS Corp.                                                    31,600   $      1,141,392
Rite Aid Corp.*^                                            209,100          1,262,964
                                                                      ----------------
                                                                      $      2,404,356
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.4%
PepsiCo, Inc.                                               142,170   $      6,627,965
                                                                      ----------------
FOREST & PAPER PRODUCTS -- 0.9%
Boise Cascade Corp.^                                         93,700   $      3,078,982
Bowater, Inc.                                                29,180          1,351,326
                                                                      ----------------
                                                                      $      4,430,308
                                                                      ----------------
GAMING & LODGING -- 0.5%
Hilton Hotels Corp.                                         140,760   $      2,411,219
                                                                      ----------------
GENERAL MERCHANDISE -- 3.4%
Kohl's Corp.*                                               215,480   $      9,683,671
Target Corp.                                                177,530          6,817,152
                                                                      ----------------
                                                                      $     16,500,823
                                                                      ----------------
INSURANCE -- 1.0%
American International Group, Inc.                           73,030   $      4,840,428
                                                                      ----------------
INTERNET -- 2.1%
Ebay, Inc.*                                                  81,100   $      5,238,249
InterActive Corp.*                                          143,970          4,884,902
                                                                      ----------------
                                                                      $     10,123,151
                                                                      ----------------
MACHINERY & TOOLS -- 0.4%
Eaton Corp.                                                  19,800   $      2,138,004
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 2.4%
Caremark Rx, Inc.*                                          101,900   $      2,581,127
Fisher Scientific International, Inc.*                       57,770          2,389,945
Tenet Healthcare Corp.*                                     411,800          6,609,390
                                                                      ----------------
                                                                      $     11,580,462
                                                                      ----------------
MEDICAL EQUIPMENT -- 4.0%
AmerisourceBergen Corp.                                      35,820   $      2,011,293
Applera Corp.                                                91,980          1,904,906
Baxter International, Inc.                                  147,610          4,505,057
Guidant Corp.                                               129,520          7,797,104
Millipore Corp.*                                             30,640          1,319,052
Thermo Electron Corp.*                                       72,100          1,816,920
                                                                      ----------------
                                                                      $     19,354,332
                                                                      ----------------
OIL SERVICES -- 2.2%
GlobalSantaFe Corp.                                         182,605   $      4,534,082
Halliburton Co.                                             141,230          3,671,980
Noble Corp.*                                                 64,130          2,294,572
                                                                      ----------------
                                                                      $     10,500,634
                                                                      ----------------
PHARMACEUTICALS -- 5.0%
Johnson & Johnson Co.                                       257,860   $     13,321,048
Schering Plough Corp.                                       402,580          7,000,866
Wyeth                                                        90,400          3,837,480
                                                                      ----------------
                                                                      $     24,159,394
                                                                      ----------------
PRINTING & PUBLISHING -- 0.9%
Lamar Advertising Co., "A"*                                 109,680   $      4,093,258
                                                                      ----------------
RAILROAD & SHIPPING -- 1.3%
Union Pacific Corp.                                          88,640   $      6,158,707
                                                                      ----------------
SPECIALTY STORES -- 1.3%
Home Depot, Inc.                                            128,180   $      4,549,108
Hot Topic, Inc.*^                                            59,600          1,755,816
                                                                      ----------------
                                                                      $      6,304,924
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 1.9%
ADTRAN, Inc.                                                 73,800   $      2,287,800
Cisco Systems, Inc.*                                        284,980          6,922,164
                                                                      ----------------
                                                                      $      9,209,964
                                                                      ----------------
TELEPHONE SERVICES -- 1.4%
Cincinnati Bell, Inc.*^                                     242,950   $      1,226,897
Verizon Communications, Inc.                                160,210          5,620,167
                                                                      ----------------
                                                                      $      6,847,064
                                                                      ----------------
TOBACCO -- 2.4%
Altria Group, Inc.                                          212,410   $     11,559,352
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 2.3%
Calpine Corp.*                                              214,100   $      1,029,821
Dominion Resources, Inc.                                     36,460          2,327,242
Exelon Corp.                                                 29,800          1,977,528
FirstEnergy Corp.                                            89,730          3,158,496
PPL Corp.                                                    56,200          2,458,750
                                                                      ----------------
                                                                      $     10,951,837
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 1.9%
AT&T Wireless Services, Inc.*                               525,410   $      4,198,026
Sprint Corp. (PCS Group)*                                   857,250          4,817,745
                                                                      ----------------
                                                                      $      9,015,771
                                                                      ----------------
    TOTAL U.S.STOCKS                                                  $    418,468,048
                                                                      ----------------
FOREIGN STOCKS -- 11.0%
BERMUDA -- 2.2%
Ace Ltd. (Insurance)                                        121,340   $      5,025,903
Marvell Technology Group Ltd.
  (Electronics)*^                                            61,000          2,313,730
XL Capital Ltd., "A" (Insurance)                             45,950          3,563,422
                                                                      ----------------
                                                                      $     10,903,055
                                                                      ----------------
CANADA -- 1.9%
Magna International, Inc., "A" (Automotive)                  29,410   $      2,354,270
Nortel Networks Corp.
  (Telecommunications -- Wireline)*^                        894,870          3,785,300
Talisman Energy, Inc.
  (Energy -- Independent)                                    50,260          2,859,222
                                                                      ----------------
                                                                      $      8,998,792
                                                                      ----------------
CAYMAN ISLANDS -- 0.5%
Transocean Sedco Forex, Inc.
  (Oil Services)*                                           107,200   $      2,573,872
                                                                      ----------------
NETHERLANDS -- 1.2%
STMicroelectronics N.V. (Electronics)^                      208,960   $      5,644,010
                                                                      ----------------
SINGAPORE -- 0.5%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                       156,300   $      2,319,492
                                                                      ----------------
SWITZERLAND -- 0.4%
Alcon, Inc. (Medical Equipment)                              30,800   $      1,864,632
                                                                      ----------------
UNITED KINGDOM -- 4.3%
Amdocs Ltd. (Computer Software)*                            338,460   $      7,608,581
BHP Billiton PLC (Metals & Mining)                          553,660          4,822,960
BP Amoco PLC (Energy -- Integrated)*                        871,300          7,045,578
Diageo PLC (Alcoholic Beverages)*                           104,110          1,365,936
                                                                      ----------------
                                                                      $     20,843,055
                                                                      ----------------
    Total Foreign Stocks                                              $     53,146,908
                                                                      ----------------
    Total Stocks
      (Identified Cost, $436,990,686)                                 $    471,614,956
                                                                      ----------------

CONVERTIBLE PREFERRED STOCK -- 0.1%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 0.1%
ENERGY -- INTEGRATED -- 0.1%
Amerada-Hess Corp. 7.00%,
(Identified Cost, $313,500)                                   6,270   $        343,909
                                                                      ----------------
REPURCHASE AGREEMENT -- 2.5%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Merrill Lynch & Co., Inc., dated 12/31/03,
  due 01/02/04, total to be received
  $12,168,642 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at cost                                          $         12,168   $     12,168,000
                                                                      ----------------
COLLATERAL FOR SECURITIES LOANED -- 5.2%

                                                       SHARES
Navigator Securities Lending Prime Portfolio             25,228,215   $     25,228,215
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $474,700,401)                                 $    509,355,080
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.6)%                                               (27,205,183)
                                                                      ----------------
    Net Assets -- 100.0%                                              $    482,149,897
                                                                      ================

           See portfolio footnotes and notes to financial statements.

TOTAL RETURN SERIES

STOCKS -- 59.6%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 56.3%
AEROSPACE -- 0.8%
Honeywell International, Inc.,^                              32,400   $      1,083,132
Lockheed Martin Corp.                                       196,200         10,084,680
Northrop Grumman Corp.                                       37,800          3,613,680
                                                                      ----------------
                                                                      $     14,781,492
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 8.9%
American Express Co.                                         88,800   $      4,282,824
Bank of America Corp.,^                                     153,690         12,361,287
Bank One Corp.                                              214,100          9,760,819
Citigroup, Inc.                                             752,633         36,532,806
Federal Home Loan Mortgage Corp.                            205,320         11,974,262
Federal National Mortgage Assn.                             180,330         13,535,570
FleetBoston Financial Corp.                                 456,480         19,925,352
J. P. Morgan Chase & Co.                                    149,100          5,476,443
Mellon Financial Corp.                                      830,900         26,680,199
PNC Financial Services Group Co.                             69,600          3,809,208
SouthTrust Corp.                                            123,200          4,032,336
SunTrust Banks, Inc.                                        192,500         13,763,750
U.S. Bancorp,^                                              180,809          5,384,492
Wachovia Corp.                                               54,200          2,525,178
Wells Fargo Co.,^                                            22,000          1,295,580
                                                                      ----------------
                                                                      $    171,340,106
                                                                      ----------------
BROADCAST & CABLE TV -- 1.7%
Comcast Corp., "Special A"*                                 723,950   $     22,645,156
Cox Communications, Inc., "A",*^                            171,500          5,908,175
Time Warner, Inc.*                                          230,000          4,137,700
                                                                      ----------------
                                                                      $     32,691,031
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 1.6%
Franklin Resources, Inc.,^                                   26,300   $      1,369,178
Merrill Lynch & Co., Inc.                                   355,500         20,850,075
Morgan Stanley Dean Witter & Co.                            155,700          9,010,359
                                                                      ----------------
                                                                      $     31,229,612
                                                                      ----------------
CHEMICALS -- 1.9%
Air Products & Chemicals, Inc.,^                            250,450   $     13,231,273
Dow Chemical Co.,^                                          191,700          7,968,969
Lyondell Chemical Co.,^                                     221,730          3,758,324
PPG Industries Corp.                                        166,400         10,652,928
Praxair, Inc.                                                27,400          1,046,680
                                                                      ----------------
                                                                      $     36,658,174
                                                                      ----------------
COMPUTER SOFTWARE -- 1.1%
Microsoft Corp.                                             650,700   $     17,920,278
Networks Associates, Inc.*                                  280,200          4,214,208
                                                                      ----------------
                                                                      $     22,134,486
                                                                      ----------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.6%
Hewlett-Packard Co.                                         222,000   $      5,099,340
IBM Corp.                                                    60,390          5,596,945
                                                                      ----------------
                                                                      $     10,696,285
                                                                      ----------------
CONSUMER GOODS & SERVICES -- 2.2%
Colgate-Palmolive Co.                                        33,000   $      1,651,650
Gillette Co.                                                102,100          3,750,133
Kimberly-Clark Corp.                                        397,900         23,511,911
Newell Rubbermaid, Inc.                                     517,600         11,785,752
Procter & Gamble Co.                                         12,230          1,221,532
                                                                      ----------------
                                                                      $     41,920,978
                                                                      ----------------
CONTAINERS -- 0.7%
Owens Illinois, Inc.*                                       684,200   $      8,135,138
Smurfit-Stone Container Corp.,*^                            288,900          5,364,873
                                                                      ----------------
                                                                      $     13,500,011
                                                                      ----------------
ELECTRICAL EQUIPMENT -- 1.7%
Emerson Electric Co.                                        114,600   $      7,420,350
General Electric Co.,^                                      490,800         15,204,984
Tyco International Ltd.                                     373,500          9,897,750
                                                                      ----------------
                                                                      $     32,523,084
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- continued
ELECTRONICS -- 0.3%
Texas Instruments, Inc.                                     226,520   $      6,655,158
                                                                      ----------------
ENERGY -- INDEPENDENT -- 1.2%
Devon Energy Corp.                                          371,410   $     21,266,937
Unocal Corp.,^                                               64,500          2,375,535
                                                                      ----------------
                                                                      $     23,642,472
                                                                      ----------------
ENERGY -- INTEGRATED -- 2.0%
ConocoPhillips Co.,                                          73,300   $      4,806,281
ExxonMobil Corp.,^                                          531,596         21,795,436
Occidental Petroleum Corp.                                  298,140         12,593,434
                                                                      ----------------
                                                                      $     39,195,151
                                                                      ----------------
ENTERTAINMENT -- 1.6%
Viacom, Inc., "B"                                           625,583   $     27,763,374
Walt Disney Co.                                             128,980          3,009,103
                                                                      ----------------
                                                                      $     30,772,477
                                                                      ----------------
FOOD & DRUG STORES -- 0.7%
Kroger Co.*                                                 633,240   $     11,721,272
Rite Aid Corp.,*^                                           176,300          1,064,852
                                                                      ----------------
                                                                      $     12,786,124
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.1%
Archer-Daniels-Midland Co.,^                                489,345   $      7,447,831
Kellogg Co.,^                                               305,600         11,637,248
PepsiCo, Inc.                                                54,228          2,528,109
                                                                      ----------------
                                                                      $     21,613,188
                                                                      ----------------
FOREST & PAPER PRODUCTS -- 0.9%
Boise Cascade Corp.,^                                        33,200   $      1,090,952
Bowater, Inc.,^                                             159,700          7,395,707
International Paper Co.,^                                   220,400          9,501,444
                                                                      ----------------
                                                                      $     17,988,103
                                                                      ----------------
GAMING & LODGING -- 0.2%
Hilton Hotels Corp.,^                                       134,500   $      2,303,985
Starwood Hotels & Resorts Co., "B"                           42,400          1,525,128
                                                                      ----------------
                                                                      $      3,829,113
                                                                      ----------------
GENERAL MERCHANDISE -- 0.9%
May Department Stores Co.,^                                  79,100   $      2,299,437
Sears, Roebuck & Co.                                        343,400         15,621,266
                                                                      ----------------
                                                                      $     17,920,703
                                                                      ----------------
INSURANCE -- 3.5%
Allstate Insurance Corp.                                    542,830   $     23,352,547
Chubb Corp.                                                 122,500          8,342,250
Hartford Financial Services Group, Inc.                     318,940         18,827,028
Marsh & McLennan Cos., Inc.                                  15,700            751,873
Metropolitan Life Insurance Co.,^                           172,890          5,821,206
Travelers Property Casualty Corp., "A",^                    628,200         10,541,196
                                                                      ----------------
                                                                      $     67,636,100
                                                                      ----------------
MACHINERY & TOOLS -- 0.3%
Deere & Co.                                                  90,660   $      5,897,433
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.3%
Tenet Healthcare Corp.*                                     323,100   $      5,185,755
                                                                      ----------------
MEDICAL EQUIPMENT -- 0.4%
Baxter International, Inc                                   228,700   $      6,979,924
                                                                      ----------------
METALS & MINING -- 0.9%
Alcoa, Inc.                                                 434,329   $     16,504,502
                                                                      ----------------
NATURAL GAS -- DISTRIBUTION -- 0.6%
National Fuel Gas Co.,^                                     153,490   $      3,751,295
NiSource, Inc.,^                                            331,019          7,262,557
WGL Holdings, Inc.                                           42,430          1,179,130
                                                                      ----------------
                                                                      $     12,192,982
                                                                      ----------------
OIL SERVICES -- 3.8%
BJ Services Co.*                                            213,400   $      7,661,060
Cooper Cameron Corp.*                                       121,880          5,679,608
GlobalSantaFe Corp.                                         804,400         19,973,252
Noble Corp.**                                               656,400         23,485,992
Schlumberger Ltd.,^                                         299,640         16,396,301
                                                                      ----------------
                                                                      $     73,196,213
                                                                      ----------------
PHARMACEUTICALS -- 4.9%
Eli Lilly & Co.                                              97,980   $      6,890,934
Johnson & Johnson Co.                                       487,500         25,184,250
Merck& Co., Inc.                                            278,100         12,848,220
Pfizer, Inc.                                                659,600         23,303,668
Schering- Plough Corp.                                    1,301,570         22,634,302
Wyeth                                                        63,200          2,682,840
                                                                      ----------------
                                                                      $     93,544,214
                                                                      ----------------
PRINTING & PUBLISHING -- 0.9%
New York Times Co., "A"                                     173,700   $      8,301,123
Tribune Co.                                                 172,600          8,906,160
                                                                      ----------------
                                                                      $     17,207,283
                                                                      ----------------
RAILROAD & SHIPPING -- 0.9%
Burlington Northern Santa Fe Railway Co.                    274,580   $      8,882,663
Union Pacific Corp.                                         117,000          8,129,160
                                                                      ----------------
                                                                      $     17,011,823
                                                                      ----------------
REAL ESTATE -- 0.4%
Equity Residential Properties Trust                         252,820   $      7,460,718
Healthcare Realty Trust                                       8,800            314,600
                                                                      ----------------
                                                                      $      7,775,318
                                                                      ----------------
RESTAURANTS -- 0.3%
McDonald's Corp.                                            220,400   $      5,472,532
                                                                      ----------------
SPECIALTY STORES -- 0.4%
Home Depot, Inc.                                            192,100   $      6,817,629
                                                                      ----------------
TELEPHONE SERVICES-- 3.7%
AT&T Corp.,^                                                928,830   $     18,855,249
BellSouth Corp.                                             233,300          6,602,390
SBC Communications, Inc.                                    452,646         11,800,481
Verizon Communications, Inc.                                987,512         34,641,921
                                                                      ----------------
                                                                      $     71,900,041
                                                                      ----------------
TOBACCO -- 0.6%
Altria Group, Inc.                                          205,300   $     11,172,426
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 2.5%
Calpine Corp.*                                            1,812,000   $      8,715,720
Cinergy Corp.,^                                              75,200          2,918,512
Dominion Resources, Inc.,^                                   34,000          2,170,220
Entergy Corp.,^                                              50,900          2,907,917
Exelon Corp.,^                                               51,140          3,393,650
FirstEnergy Corp.                                           110,270          3,881,504
FPL Group, Inc.                                              38,080          2,491,194
PPL Corp.,^                                                 124,400          5,442,500
TXU Corp.,^                                                 578,900         13,731,508
                                                                      ----------------
                                                                      $     45,652,725
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 1.8%
AT&T Wireless Services, Inc.*                             3,140,326   $     25,091,205
Telephone & Data Systems, Inc.                              154,595          9,669,917
                                                                      ----------------
                                                                      $     34,761,122
                                                                      ----------------
    TOTAL U.S.STOCKS                                                  $  1,080,785,770
                                                                      ----------------
FOREIGN STOCKS -- 3.3%
AUSTRALIA -- 0.2%
BHP Billiton Ltd. (Metals& Mining)                          526,100   $      4,828,790
                                                                      ----------------
FRANCE -- 0.2%
Total Fina S.A., ADR
  (Energy -- Integrated),^                                   37,000   $      3,422,870
                                                                      ----------------
SWITZERLAND -- 1.0%
Novartis AG (Pharmaceuticals)                               183,300   $      8,318,350
Roche Holdings AG (Pharmaceuticals)                          55,000          5,545,341
Syngenta AG (Chemicals)                                      66,600          4,483,779
                                                                      ----------------
                                                                      $     18,347,470
                                                                      ----------------
UNITED KINGDOM -- 1.9%
BP PLC, ADR (Energy -- Integrated)                          284,020   $     14,016,387
Diageo PLC (Alcoholic Beverages)*                           245,000          3,214,431
Reed Elsevier PLC (Printing & Publishing)                 1,281,000         10,684,375

ISSUER                                                  SHARES              VALUE
FOREIGN STOCKS -- continued
UNITED KINGDOM -- continued
Vodafone Group PLC, ADR
  (Wireless Communications),^                               360,071   $      9,016,178
                                                                      ----------------
                                                                      $     36,931,371
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $     63,530,501
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $998,427,643)                                 $  1,144,316,271
                                                                      ----------------
BONDS -- 37.0%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
U.S. BONDS -- 35.9%
AEROSPACE -- 0.5%
BAE Systems Holding, Inc., 6.4s, 2011##            $          1,950   $      2,096,104
Boeing Capital Corp., 6.5s, 2012                              3,252          3,555,548
Northrop Grumman Corp., 7.75s, 2031                           2,738          3,329,400
                                                                      ----------------
                                                                      $      8,981,052
                                                                      ----------------
AIRLINES -- 0.2%
Continental Airlines, Inc., 6.648s, 2017           $          2,438   $      2,381,470
Continental Airlines, Inc., 7.256s, 2020                      1,524          1,548,697
Jet Equipment Trust, 11.44s, 2014#                            1,200              6,000
                                                                      ----------------
                                                                      $      3,936,167
                                                                      ----------------
ALCOHOLIC BEVERAGES
Miller Brewing Co., 5.5s, 2013##                   $            957   $        977,712
                                                                      ----------------
ASSET BACKED & SECURITIZED -- 2.5%
BCF LLC, 7.75s, 2026##                             $            381   $        299,638
Bear Stearns Commercial Mortgage
  Securities, Inc., 6.8s, 2008                                2,451          2,607,722
Beneficial Home Equity Loan Trust,
  1.239s, 2037                                                1,864          1,847,685
Capital One Auto Finance Trust,
  4.79s, 2009                                                 1,750          1,819,782
Certificates Funding Corp., 6.716s, 2004##                    5,773          5,880,657
Chase Commercial Mortgage Securities
  Corp., 6.39s, 2030                                          2,893          3,214,520
Chase Commercial Mortgage Securities
  Corp., 7.543s, 2032                                           833            924,478
Chase Mortgage Finance Trust, 6s, 2017                          357            358,739
Citibank Credit Card Issuance Trust,
  6.65s, 2008                                                 4,743          5,122,880
CPS Auto Receivables Trust, 2.89s, 2009                         307            307,079
Criimi Mae Commercial Mortgage Trust,
  7s, 2033##                                                  1,630          1,766,799
Criimi Mae Corp., 6.701s, 2030##                              1,272          1,362,370
CWMBS, Inc. Pass-Through Trust, 8s, 2030                      3,677          3,737,650
Deutsche Mortgage and Asset Receiving
  Corp., 6.538s, 2031                                         2,033          2,226,500
Federal National Mortgage Assn.,
  4.08s, 2031                                                 2,351          2,358,362
First Union Lehman Brothers Bank,
  6.56s, 2035                                                   887            988,891
First Union-Lehman Brothers Commercial
  Mortgage, 7.38s, 2029                                         790            878,914
GS Mortgage Securities Corp, II,
  6.06s, 2030                                                 2,270          2,369,457
J. P. Morgan Commercial Mortgage Finance
  Corp., 6.613s, 2030                                         1,179          1,306,749
Merrill Lynch Mortgage Investors, Inc.,
  6.39s, 2030                                                   869            950,113
Morgan Stanley Capital I, Inc.,
  0.6649s, 2030, (Interest Only)##                           79,829          2,276,471
Mortgage Capital Funding, Inc.,
  6.337s, 2031                                                2,846          3,143,857
Multi Family Capital Access One, Inc.,
  6.65s, 2024                                                   609            678,817

                                                   PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
U.S. BONDS -- continued
ASSET BACKED & SECURITIZED -- continued
Residential Accredit Loans, Inc., 7s, 2028         $            828   $        830,251
Residential Funding Mortgage
  Securities, Inc., 6s, 2016                                    445            447,772
                                                                      ----------------
                                                                      $     47,706,153
                                                                      ----------------
AUTOMOTIVE -- 0.7%
DaimlerChrysler North America Holdings,
  6.5s, 2013                                       $          1,495   $      1,574,848
Ford Motor Credit Co., 6.875s, 2006                             625            667,067
Ford Motor Credit Co., 7s, 2013                               1,006          1,061,007
Ford MotorCo., 7.45s, 2031                                    1,655          1,672,412
General Motors Acceptance Corp.,
  5.36s, 2004                                                 5,000          5,099,730
General Motors Acceptance Corp.,
  6.875s, 2011                                                2,196          2,365,371
General Motors Acceptance Corp.,
  8s, 2031                                                    1,396          1,567,662
General Motors Corp., 7.2s, 2011                                376            413,407
                                                                      ----------------
                                                                      $     14,421,504
                                                                      ----------------
BANKS & CREDIT COMPANIES -- 1.5%
Abbey National Capital Trust I,
  8.963s, 2030                                     $          1,558   $      2,068,691
Associates Corp., 5.5s, 2004                                  2,130          2,140,239
Bank of America Corp., 7.4s, 2011                             2,792          3,274,541
Citigroup, Inc., 7.25s, 2010                                  3,761          4,383,664
Credit Suisse First Boston (USA), Inc.,
  4.625s, 2008                                                6,364          6,615,187
Credit Suisse First Boston (USA), Inc.,
  6.125s, 2011                                                  614            668,482
Natexis AMBS Co., LLC, 8.44s, 2008##                            135            158,621
Popular North America, Inc., 4.25s, 2008                      1,839          1,870,042
RBS Capital Trust, 6.425s, 2049                               1,490          1,505,907
Socgen Real Estate Co., 7.64s, 2049##                         3,128          3,533,914
Unicredito Italiano
  Capital Trust, 9.2s, 2049##                                 1,509   $      1,895,670
                                                                      ----------------
                                                                      $     28,114,958
                                                                      ----------------
BROADCAST & CABLE TV -- 0.5%
Cox Communications, Inc., 7.75s, 2010              $          2,881   $      3,432,020
TCI Communications Financing III,
  9.65s, 2027                                                 4,805          5,790,025
                                                                      ----------------
                                                                      $      9,222,045
                                                                      ----------------
BROKERAGE & ASSET MANAGERS -- 0.3%
Lehman Brothers Holdings, Inc.,
  7.75s, 2005                                      $          1,583   $      1,691,515
Lehman Brothers Holdings, Inc.,
  8.25s, 2007                                                 1,405          1,637,697
Morgan Stanley Dean Witter & Co.,
  6.1s, 2006                                                  3,045          3,295,055
                                                                      ----------------
                                                                      $      6,624,267
                                                                      ----------------
BUILDING -- 0.1%
CRH America, Inc., 6.95s, 2012                     $          1,847   $      2,083,833
                                                                      ----------------
CHEMICALS -- 0.1%
Dow Chemical Co., 5.75s, 2008                      $          1,416   $      1,518,207
                                                                      ----------------
CONGLOMERATES -- 0.3%
General Electric Capital Corp., 7.5s, 2005         $          3,643   $      3,926,160
General Electric Capital Corp., 8.75s, 2007                     904          1,071,622
                                                                      ----------------
                                                                      $      4,997,782
                                                                      ----------------
CONSUMER CYCLICAL -- 0.1%
Cendant Corp., 6.875s, 2006                        $          1,280   $      1,404,342
Cendant Corp., 6.25s, 2008                                      750            818,121
                                                                      ----------------
                                                                      $      2,222,463
                                                                      ----------------
DEFENSE ELECTRONICS -- 0.1%
Raytheon Co., 6.15s, 2008                          $          1,817   $      1,977,152
                                                                      ----------------

                                                   PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
U.S. BONDS -- continued
ENERGY -- INDEPENDENT -- 0.2%
Devon Financing Corp., ULC, 6.875s, 2011           $          3,000   $      3,401,775
                                                                      ----------------
ENERGY -- INTEGRATED -- 0.1%
Amerada Hess Corp., 7.3s, 2031                     $            578   $        596,841
Phillips Petroleum Co., 8.5s, 2005                            2,211          2,410,258
                                                                      ----------------
                                                                      $      3,007,099
                                                                      ----------------
ENTERTAINMENT -- 0.4%
AOL Time Warner, Inc., 6.15s, 2007                 $            751   $        817,114
News America, Inc., 6.703s, 2004                              3,822          3,883,011
Time Warner, Inc., 10.15s, 2012                                 335            447,058
Time Warner, Inc., 6.875s, 2018                               1,180          1,297,633
Walt Disney Co., 6.75s, 2006                                    597            649,325
                                                                      ----------------
                                                                      $      7,094,141
                                                                      ----------------
FINANCIAL SERVICES -- 0.3%
Countrywide Home Loan, Inc., 6.85s, 2004           $          1,792   $      1,834,791
SLM Corp., 4s, 2009                                           1,394          1,403,575
SLM Corp., 5.375s, 2013                                       1,702          1,746,475
                                                                      ----------------
                                                                      $      4,984,841
                                                                      ----------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.2%
Kellogg Co., 6s, 2006                              $          2,170   $      2,325,242
Kraft Foods, Inc., 6.25s, 2012                                1,079          1,175,960
                                                                      ----------------
                                                                      $      3,501,202
                                                                      ----------------
FOREST & PAPER PRODUCTS -- 0.2%
MeadWestvaco Corp., 6.8s, 2032                     $            915   $        940,915
Weyerhaeuser Co., 6.75s, 2012                                 2,123          2,316,066
                                                                      ----------------
                                                                      $      3,256,981
                                                                      ----------------
GAMING & LODGING -- 0.2%
Harrah's Entertainment, Inc., 7.125s, 2007         $          1,476   $      1,643,660
MGM Mirage, Inc., 8.5s, 2010                                  1,563          1,793,543
                                                                      ----------------
                                                                      $      3,437,203
                                                                      ----------------
INSURANCE -- 0.5%
AIG SunAmerica, 7.6s, 2005##                       $          3,135   $      3,406,212
AIG SunAmerica Institutional Funding,
  5.75s, 2009                                                 2,804          3,024,114
Metropolitan Life Insurance Co., 6.5s, 2032                   1,575          1,670,081
Prudential Funding Corp., 6.6s, 2008##                        1,544          1,718,761
                                                                      ----------------
                                                                      $      9,819,168
                                                                      ----------------
INSURANCE -- PROPERTY & CASUALTY -- 0.1%
Allstate Insurance Corp., 6.125s, 2032             $          1,617   $      1,662,763
SAFECO, Inc., 4.875s, 2010                                      283            291,762
Travelers Property Casualty Corp.,
  6.375s, 2033                                                  736            767,478
                                                                      ----------------
                                                                      $      2,722,003
                                                                      ----------------
MACHINERY & TOOLS -- 0.1%
Kennametal, Inc., 7.2s, 2012                       $          1,780   $      1,887,973
                                                                      ----------------
MEDICAL & HEALTH TECHNOLOGY & SERVICES -- 0.2%
HCA, Inc., 8.75s, 2010                             $            550   $        654,904
HCA, Inc., 6.95s, 2012                                        2,004          2,148,713
HCA, Inc., 6.25s, 2013                                          580            593,692
                                                                      ----------------
                                                                      $      3,397,309
                                                                      ----------------
MORTGAGE BACKED-- 12.7%
Federal Home Loan MortgageCorp.,
  4.5s, 2018                                       $         10,124   $     10,134,764
Federal Home Loan MortgageCorp.,
  5s, 2017-2033                                              15,817         15,784,890
Federal Home Loan MortgageCorp.,
  5.5s, 2033                                                 13,092         13,256,893
Federal National Mortgage Assn.,
  4.5s, 2018                                                  7,765          7,782,393
Federal National Mortgage Assn.,
  5s, 2018                                                   17,894         18,267,212
Federal National Mortgage Assn.,
  5.5s, 2016-2033                                            53,304         54,336,700
Federal National Mortgage Assn.,
  5.722s, 2009                                     $          5,090   $      5,486,420
Federal National Mortgage Assn.,
  6s, 2016-2033                                              46,396         48,235,627
Federal National Mortgage Assn.,
  6.5s, 2028                                                 31,280         32,725,380
Federal National Mortgage Assn.,
  7.5s, 2030                                                  3,644          3,894,841
Government National Mortgage Assn.,
  5.5s, 2033                                                 18,625         18,954,456
Government National Mortgage Assn.,
  6s, 2033                                                    8,663          9,010,708
Government National Mortgage Assn.,
  6.5s, 2028-2033                                             4,701          4,959,376
Government National Mortgage Assn.,
  7s, 2032                                                      250            266,827
Government National Mortgage Assn.,
  7.5s, 2024-2028                                                22             23,618
                                                                      ----------------
                                                                      $    243,120,105
                                                                      ----------------
NATURAL GAS -- PIPELINE -- 0.2%
Kinder Morgan Energy Partners,
  6.75s, 2011                                      $            740   $        830,646
Kinder Morgan Energy Partners,
  7.4s, 2031                                                  1,373          1,568,161
Kinder Morgan Energy Partners,
  7.75s, 2032                                                   980          1,169,121
                                                                      ----------------
                                                                      $      3,567,928
                                                                      ----------------
PHARMACEUTICALS
Wyeth, 6.5s, 2034                                  $            289   $        294,843
                                                                      ----------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc., 7.375s, 2010               $          3,703   $      4,278,928
                                                                      ----------------
PRINTING & PUBLISHING -- 0.1%
Belo Corp., 7.75s, 2027                            $          2,533   $      2,894,125
                                                                      ----------------
REAL ESTATE-- 0.5%
Boston Properties Limited Partnership,
  5s, 2015                                         $            369   $        352,426
EOP Operating Limited Partnership,
  6.8s, 2009                                                  1,238          1,388,526
Simon Property Group, LP, 6.75s, 2004                         4,593          4,615,175
Vornado Realty Trust, 5.625s, 2007                            3,304          3,527,499
                                                                      ----------------
                                                                      $      9,883,626
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 0.7%
ALLTEL Corp., 7.875s, 2032                         $          1,115   $      1,358,109
Citizens Communications Co., 8.5s, 2006                       1,645          1,796,112
Citizens Communications Co., 7.625s, 2008                     2,281          2,497,583
Sprint Capital Corp., 7.125s, 2006                            1,035          1,119,733
Sprint Capital Corp., 6.875s, 2028                            1,079          1,052,923
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                                 1,716          1,859,909
Verizon New York, Inc., 6.875s, 2012                          4,213          4,661,714
                                                                      ----------------
                                                                      $     14,346,083
                                                                      ----------------
U.S. GOVERNMENT AGENCIES -- 4.3%
Federal Home Loan Bank, 2.875s, 2006               $          3,325   $      3,360,318
Federal Home Loan Mortgage Corp.,
  2.875s, 2006                                                2,198          2,213,757
Federal Home Loan Mortgage Corp.,
  4.875s, 2013                                               15,364         15,530,085
Federal Home Loan Mortgage Corp.,
  5.5s, 2006                                                  7,104          7,654,191
Federal Home Loan Mortgage Corp.,
  6s, 2011                                                      784            870,157
Federal Home Loan Mortgage Corp.,
  7s, 2005                                                    9,270         10,015,577

                                                   PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)          VALUE
U.S. BONDS -- continued
U.S. GOVERNMENT AGENCIES -- continued
Federal National Mortgage Assn.,
  5.125s, 2014                                     $          2,617   $      2,626,102
Federal National Mortgage Assn.,
  5.25s, 2007                                                12,890         13,874,383
Federal National Mortgage Assn.,
  6.625s, 2009-2010                                          19,184         21,980,175
Small Business Administration,
  4.35s, 2023                                                   462            445,221
Student Loan Marketing Assn.,
  5s, 2004                                                    3,495          3,564,509
                                                                      ----------------
                                                                      $     82,134,475
                                                                      ----------------
U.S. TREASURY OBLIGATIONS -- 6.1%
U.S. Treasury Bonds, 5.375s, 2031                  $          3,016   $      3,145,242
U.S. Treasury Bonds, 6.25s, 2023                             18,048         20,585,606
U.S. Treasury Bonds, 8s, 2021                                12,528         16,919,653
U.S. Treasury Notes, 1.25s, 2005                              3,404          3,394,959
U.S. Treasury Notes, 3s, 2012                                 9,984         10,884,116
U.S. Treasury Notes, 3.875s, 2013                             8,294          8,119,046
U.S. Treasury Notes, 4.25s, 2010                              6,460          7,510,565
U.S. Treasury Notes, 4.375s, 2012                             1,778          1,813,283
U.S. Treasury Notes, 5.5s, 2008                              27,648         30,481,920
U.S. Treasury Notes, 6.5s, 2005                               3,354          3,584,587
U.S. Treasury Notes, 6.875s, 2006                             6,270          6,970,234
U.S. Treasury Notes, 4s, 2012                                 3,923          3,885,304
                                                                      ----------------
                                                                      $    117,294,515
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 1.6%
Centerpoint Energy Resources Corp.,
  7.875s, 2013##                                   $            562   $        636,239
DTE Energy Co., 7.05s, 2011                                   1,827          2,048,690
Entergy Corp., 6.2s, 2004                                     1,620          1,642,586
Exelon Generation Co. LLC, 6.95s, 2011                        1,500          1,684,500
FirstEnergy Corp., 6.45s, 2011                                  619            641,561
Gulf States Utilities Co., 8.25s, 2004                          816            828,814
MidAmerican Energy Holdings Co.,
  3.5s, 2008                                                  1,030          1,012,619
MidAmerican Energy Holdings Co.,
  5.875s, 2012                                                  535            560,963
MidAmerican Funding LLC, 6.927s, 2029                         2,762          2,997,234
Niagara Mohawk Power Corp., 7.75s, 2006                         942          1,051,868
Northeast Utilities Service Co., 8.58s, 2006                    999          1,092,710
Oncor Electric Delivery Co., 7s, 2032                         2,720          3,000,565
Progress Energy, Inc., 6.85s, 2012                            1,715          1,911,332
Progress Energy, Inc., 7.1s, 2011                               608            684,987
PSEG Power LLC, 6.95s, 2012                                   1,068          1,204,475
PSEG Power LLC, 8.625s, 2031                                  2,310          2,975,153
Systems Energy Resources, 7.43s, 2011                           819            843,729
Toledo Edison Co., 7.875s, 2004                               1,725          1,781,025
TXU Energy Co., LLC, 7s, 2013                                   619            684,612
Waterford 3 Funding Entergy Corp.,
  8.09s, 2017                                                 2,291          2,609,970
                                                                      ----------------
                                                                      $     29,893,632
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 0.1%
AT&T Wireless Services, Inc., 7.35s, 2006          $            903   $        987,456
AT&T Wireless Services, Inc., 8.75s, 2031                     1,101          1,358,445
                                                                      ----------------
                                                                      $      2,345,901
                                                                      ----------------
    TOTAL U.S.BONDS                                                   $    689,347,151
                                                                      ----------------
FOREIGN BONDS -- 1.1%
CANADA -- 0.1%
Hydro Quebec, 6.3s, 2011(Energy)                   $          2,256   $      2,544,333
                                                                      ----------------
CAYMAN ISLANDS -- 0.1%
The Development Bank of Singapore Ltd.,
  7.657s, 2049 (Banks & Credit Cos.)##             $          1,476   $      1,699,614
                                                                      ----------------
FRANCE -- 0.1%
France Telecom S.A., 9.75s, 2031
  (Telecommunications -- Wireline)                 $          2,000   $      2,657,350
                                                                      ----------------
GERMANY -- 0.1%
Deutsche Telekom, 8.75s, 2030
  (Telecommunications -- Wireline)                 $            612   $        781,786
KfW International Finance, Inc., 4.25s, 2005
  (Quasi -- Government)                                       1,600          1,654,952
                                                                      ----------------
                                                                      $      2,436,738
                                                                      ----------------
HONG KONG -- 0.1%
PCCW-HKTC Capital Ltd., 6s, 2013
  (Telecommunications-- Wireline)##                $          1,321   $      1,327,869
                                                                      ----------------
ISRAEL -- 0.1%
State of Israel, 4.625s, 2013                      $            981   $        935,570
                                                                      ----------------
ITALY -- 0.3%
Republic of Italy, 4.625s, 2005                    $          3,119   $      3,241,945
Telecom Italia S.p.A, 5.25s, 2013
  (Telecommunications -- Wireline)##                          2,249          2,253,478
                                                                      ----------------
                                                                      $      5,495,423
                                                                      ----------------
MEXICO -- 0.2%
Pemex Project Funding Master Trust,
  9.125s, 2010 (Oil Services)                      $          2,351   $      2,785,935
Pemex Project Funding Master Trust,
  8.625s, 2022 (Oil Services)                                   343            379,872
United Mexican States, 8s, 2022                                 485            530,590
United Mexican States, 8.125s, 2019                             726            811,305
                                                                      ----------------
                                                                      $      4,507,702
                                                                      ----------------
TOTAL FOREIGN BONDS                                                   $     21,604,599
                                                                      ----------------
    TOTAL BONDS
      (IDENTIFIED COST, $689,026,835)                                 $    710,951,750
                                                                      ----------------
CONVERTIBLE PREFERRED STOCKS -- 0.4%
U.S. STOCKS -- 0.4%
INSURANCE -- 0.3%
Chubb Corp., 7.0s                                  $         64,400   $      1,839,264
Hartford Financial Services Group, Inc.,
  6.0s                                                       57,000          3,369,840
                                                                      ----------------
                                                                      $      5,209,104
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 0.1%
Motorola, Inc., 7.0s,^                             $         48,800   $      2,119,384
                                                                      ----------------
    TOTAL CONVERTIBLE PREFERRED STOCKS
      (IDENTIFIED COST, $6,515,159)                                   $      7,328,488
                                                                      ----------------
SHORT-TERM OBLIGATIONS -- 1.1%

                                                   PRINCIPAL AMOUNT
                                                     (000 OMITTED)
Federal National Mortgage Assn.,
  due 1/02/04                                      $         17,875   $     17,874,603
General Motors Acceptance Corp.,
  due 1/12/04                                                 2,600          2,598,903
                                                                      ----------------
    TOTAL SHORT-TERM OBLIGATIONS,
      AT AMORTIZED COST                                               $     20,473,506
                                                                      ----------------
REPURCHASE AGREEMENT -- 1.8%
Merrill Lynch, dated 12/31/03, due
  1/02/04, total to be received
  $33,617,774 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at cost                                $         33,616   $     33,616,000
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
COLLATERAL FOR SECURITIES LOANED -- 5.1%
Navigator Securities Lending Prime Portfolio             98,332,134   $     98,332,134
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $1,846,391,277)                               $  2,015,018,149
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.0)%                                               (95,814,801)
                                                                      ----------------
Net Assets -- 100.0%                                                  $  1,919,203,348
                                                                      ================

           See portfolio footnotes and notes to financial statements.

UTILITIES SERIES

STOCKS -- 85.2%

ISSUER                                                  SHARES              VALUE
U.S. STOCKS -- 55.1%
BROADCAST & CABLE TV -- 8.3%
Cablevision Systems Corp."A"*^                               80,900   $      1,892,251
Comcast Corp., "A"*                                          13,100            430,597
Comcast Corp., "Special A"*                                 215,700          6,747,096
Cox Communications, Inc., "A"*                               45,300          1,560,585
Cox Radio, Inc., "A"*                                        64,000          1,614,720
EchoStar Communications Corp., "A"*                         178,600          6,072,400
Lamar Advertising Co., "A"*                                  81,500          3,041,580
NTL, Inc.*                                                    4,200            292,950
Time Warner, Inc.*                                          221,500          3,984,785
                                                                      ----------------
                                                                      $     25,636,964
                                                                      ----------------
ENTERTAINMENT -- 2.2%
Clear Channel Communications, Inc.                           42,900          2,009,007
Fox Entertainment Group, Inc.*                               72,000          2,098,800
Viacom, Inc., "B"                                            62,500          2,773,750
                                                                      ----------------
                                                                      $      6,881,557
                                                                      ----------------
NATURAL GAS -- DISTRIBUTION -- 9.5%
AGL Resources, Inc.                                          53,000   $      1,542,300
Equitable Resources, Inc.                                   279,600         12,000,432
Kinder Morgan, Inc.                                          81,370          4,808,967
NiSource, Inc.                                              114,900          2,520,906
ONEOK, Inc.                                                  76,000          1,678,080
Questar Corp.                                                58,400          2,052,760
Sempra Energy                                               162,300          4,878,738
                                                                      ----------------
                                                                      $     29,482,183
                                                                      ----------------
OIL SERVICES -- 2.8%
GlobalSantaFe Corp.                                          95,100   $      2,361,333
Halliburton Co.                                             135,300          3,517,800
Noble Corp.*                                                 78,000          2,790,840
                                                                      ----------------
                                                                      $      8,669,973
                                                                      ----------------
TELEPHONE SERVICES -- 7.9%
CenturyTel, Inc.                                             18,100   $        590,422
Cincinnati Bell, Inc.*                                      861,600          4,351,080
Citizens Communications Co.*                                164,200          2,039,364
Verizon Communications, Inc.                                236,250          8,287,650
Winstar Communications, Inc.*                               153,150                153
SBC Communications, Inc.                                    354,500          9,241,815
                                                                      ----------------
                                                                      $     24,510,484
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 21.3%
AES Corp.*                                                  380,700   $      3,593,808
Cinergy Corp.                                                56,100          2,177,241
Constellation Energy Group, Inc.                            134,000          5,247,440
Dominion Resources, Inc.                                     81,500          5,202,145
DTE Energy Co.^                                               7,200            283,680
Entergy Corp.                                                83,200          4,753,216
Exelon Corp.                                                194,800         12,926,928
FirstEnergy Corp.                                           181,040          6,372,608
FPL Group, Inc.                                              19,500          1,275,690
MDU Resources Group, Inc.                                    53,350          1,270,264
PG&E Corp.*                                                 142,500          3,957,225
PPL Corp.                                                   159,600          6,982,500
Public Service Enterprise Group                              42,900          1,879,020
Reliant Resources, Inc.*^                                   661,000          4,864,960
SCANA Corp.                                                   4,200            143,850
TXU Corp.                                                   214,900          5,097,428
                                                                      ----------------
                                                                      $     66,028,003
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 3.1%
AT&T Wireless Services, Inc.*                               493,560   $      3,943,544
NII Holdings, Inc., "B" *^                                   14,300          1,067,209
Sprint Corp. (PCS Group)*                                   847,300          4,761,826
                                                                      ----------------
                                                                      $      9,772,579
                                                                      ----------------
    TOTAL U.S. STOCKS                                                 $    170,981,743
                                                                      ----------------

ISSUER                                                  SHARES              VALUE
FOREIGN STOCKS -- 30.1%
BRAZIL -- 0.4%
Brasil Telecom Participacoes,
  ADR (Telephone Services)^                                  34,200   $      1,292,760
                                                                      ----------------
CANADA -- 1.0%
Encana Corp. (Energy -- Independent)                         28,300   $      1,116,803
Talisman Energy, Inc. (Energy -- Independent)                37,200          2,116,256
                                                                      ----------------
                                                                      $      3,233,059
                                                                      ----------------
CAYMAN ISLANDS -- 0.4%
Transocean Sedco Forex, Inc.
  (Oil Services)*                                            50,800   $      1,219,708
                                                                      ----------------
CHILE -- 0.4%
Empresa Nacional de Electricidad,
  ADR (Utilities -- Electric Power)*                        102,300   $      1,196,910
Enersis S.A., ADR (Utilities -- Electric Power)*             19,300            142,048
                                                                      ----------------
                                                                      $      1,338,958
                                                                      ----------------
FRANCE -- 4.0%
France Telecom S.A. (Telephone Services)                    210,100   $      5,998,455
Suez S.A. (Utilities -- Electric Power)                     110,500          2,217,847
Veolia Environnement
  (Utilities -- Electric Power)                             152,033          4,080,101
                                                                      ----------------
                                                                      $     12,296,403
                                                                      ----------------
GERMANY -- 2.2%
Deutsche Telekom AG
  (Telephone Services)                                      226,600   $      4,142,674
VEBA AG (Utilities -- Electric Power)                        39,400          2,568,480
                                                                      ----------------
                                                                      $      6,711,154
                                                                      ----------------
GREECE -- 0.6%
Cosmote S.A. (Telephone Services)                           144,300   $      1,956,285
                                                                      ----------------
ITALY -- 1.1%
Enel S.p.A (Utilities -- Electric Power)                    278,100   $      1,888,614
Snam Rete Gas S.p.A
  (Natural Gas -- Distribution)                             337,830          1,430,181
                                                                      ----------------
                                                                      $      3,318,795
                                                                      ----------------
JAPAN -- 0.5%
VodafoneHoldings Co., Ltd.
  (Telephone Services)                                          589   $      1,577,851
                                                                      ----------------
MEXICO -- 4.9%
America Movil S.A. de C.V., ADR
  (Wireless Communications)^                                205,900   $      5,629,306
Grupo Televisa S.A., ADR
  (Broadcasting & Cable TV)*                                 35,900          1,430,974
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                      191,900          6,338,457
TV Azteca, S.A. de C.V., ADR
  (Broadcast & Cable TV)^                                   209,000          1,901,900
                                                                      ----------------
                                                                      $     15,300,637
                                                                      ----------------
NETHERLANDS -- 2.3%
Completel Europe N.V
  (Telephone Services)*                                       8,693   $        307,991
Koninklijke KPN N.V
  (Telephone Services)                                      870,800          6,714,649
                                                                      ----------------
                                                                      $      7,022,640
                                                                      ----------------
NEW ZEALAND-- 0.8%
Telecom Corp. of New Zealand, Ltd.
  (Telephone Services)*                                     708,021   $      2,491,117
                                                                      ----------------
SINGAPORE -- 0.8%
MobileOne Asia Ltd.
  (Wireless-- Communications)                             2,925,000   $      2,583,466
                                                                      ----------------
SOUTH KOREA -- 2.0%
Hanaro Telecom, Inc.
  (Telephone Services)                                      814,100   $      2,230,832
KT Corp. (Telephone Services)                               134,410          2,563,199
SK Telecom Co., Ltd.
  (Wireless Communications)                                   7,730   $      1,291,036
                                                                      ----------------
                                                                      $      6,085,067
                                                                      ----------------
SPAIN -- 4.5%
Enagas S.A. (Natural Gas -- Pipeline)                       519,474   $      5,628,799
Endesa S.A., ADR
  (Utilities -- Electric Power)                             209,700          4,029,227
Red Electrica de Espana
  (Utilities -- Electric Power)                             103,900          1,701,815
Telefonica S.A. (Telephone Services)                        177,000          2,595,851
                                                                      ----------------
                                                                      $     13,955,692
                                                                      ----------------
UNITED KINGDOM -- 4.2%
AWG PLC (Utilities -- Electric Power)*                       45,300   $        434,233
AWG PLC New (Utilities -- Electric Power)*                2,044,000              3,649
National Grid Group PLC
  (Utilities -- Electric Power)                             556,700          3,977,437
Scottish Power PLC
  (Utilities -- Electric Power)*                             43,300            287,722
Severn Trent PLC
  (Utilities -- Electric Power)                              43,200            577,586
United Utilities PLC
  (Utilities -- Electric Power)                              79,800            705,825
United Utilities PLC, "A"
  (Utilities -- Electric Power)                             132,800            721,832
Vodafone Group PLC
  (Wireless Communications)*                              2,554,960          6,316,617
                                                                      ----------------
                                                                      $     13,024,901
                                                                      ----------------
    TOTAL FOREIGN STOCKS                                              $     93,408,493
                                                                      ----------------
    TOTAL STOCKS
      (IDENTIFIED COST, $235,909,485)                                 $    264,390,236
                                                                      ----------------

BONDS -- 8.1%

                                                   PRINCIPAL AMOUNT
                                                     (000 Omitted)
U.S. BONDS -- 5.8%
AUTOMOTIVE
Daimler Chrysler Holdings, 8.5s, 2031              $             83   $         99,167
                                                                      ----------------
BROADCAST & CABLE TV -- 0.1%
Continental Cablevision, 9.5s, 2013                $            103   $        118,976
CSC Holdings, Inc., 8.125s, 2009                                 95            102,125
Tele Communications, Inc., 9.8s, 2012                           164            213,929
                                                                      ----------------
                                                                      $        435,030
                                                                      ----------------
BUILDING -- 0.1%
American Standard, Inc., 7.375s, 2008              $            170   $        187,850
                                                                      ----------------
CORPORATE ASSET-BACKED -- 0.2%
Falcon Auto Dealership LLC,
  3.084s, 2023##                                   $          1,128   $        166,045
TIAA Retail Commercial Mortgage Trust,
  7.17s, 2032##                                                 470            512,784
                                                                      ----------------
                                                                      $        678,829
                                                                      ----------------
ENERGY -- INDEPENDENT -- 0.1%
Devon Financing Corp., ULC, 6.875s, 2011           $            256   $        290,285
                                                                      ----------------
MANUFACTURING-- 0.2%
Vanderbilt Mortgage & Finance, Inc.,
  5.17s, 2014                                      $            466   $        472,773
                                                                      ----------------

                                                   PRINCIPAL AMOUNT
ISSUER                                               (000 OMITTED)          VALUE
U.S. BONDS -- continued
NATURAL GAS -- PIPELINE -- 0.2%
Kern River Funding Corp., 4.893s, 2018##           $            244   $        242,725
Kinder Morgan Energy Partners, 7.3s, 2033                       175            198,851
                                                                      ----------------
                                                                      $        441,576
                                                                      ----------------
TELECOMMUNICATIONS -- WIRELINE -- 0.2%
Citizens Communications Co., 8.5s, 2006            $             55   $         60,052
Sprint Capital Corp., 6.875s, 2028                              103            100,511
Telecomunicaciones de Puerto Rico, Inc.,
  6.65s, 2006                                      $             72   $         78,038
Telecomunicaciones de Puerto Rico, Inc.,
  6.8s, 2009                                                    175            195,639
Verizon New York, Inc., 6.875s, 2012                            155            171,509
                                                                      ----------------
                                                                      $        605,749
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 4.3%
AES Corp., 8.75s, 2013##                           $          1,210   $      1,352,175
AES Corp., 9s, 2015##                                         1,225          1,384,250
Beaver Valley II Funding, 9s, 2017                              771            886,203
FirstEnergy Corp., 6.45s, 2011                                1,523          1,578,510
Midamerican Energy Holdings,
  5.875s, 2012                                                  598            627,021
Midamerican Funding LLC,
  6.927s, 2029                                                  310            336,402
NiSource Finance Corp.,
  7.875s, 2010                                                1,188          1,412,996
PSEG Energy Holdings, Inc., 7.75s, 2007                       1,268          1,345,665
PSEG Energy Holdings, Inc.,
  8.625s, 2008                                                1,131          1,234,204
Reliant Resources, Inc.,
  9.25s, 2010##                                                 935            991,100
Reliant Resources, Inc.,
  9.5s, 2013##                                                1,730          1,851,100
TXU Corp., 6.375s, 2006                                         420            444,150
TXU Eastern Funding Co.,
  6.75s, 2009#                                                  191             25,785
                                                                      ----------------
                                                                      $     13,469,561
                                                                      ----------------
WIRELESS COMMUNICATIONS -- 0.4%
AT&T Wireless, 8.125s, 2012                        $            885   $      1,040,717
Verizon Wireless Capital LLC,
  5.375s, 2006                                                  133            141,924
                                                                      ----------------
                                                                      $      1,182,641
                                                                      ----------------
TOTAL U.S.BONDS                                                       $     17,863,461
                                                                      ----------------
FOREIGN BONDS -- 2.3%
CANADA -- 0.3%
Rogers Cable, Inc.,
  6.25s, 2013 (Broadcast & Cable TV)               $            326   $        328,445
Telus Corp., 8s, 2011
  (Telecommunications -- Wireline)                              464            542,549
                                                                      ----------------
                                                                      $        870,994
                                                                      ----------------
CHILE -- 1.5%
Empresa Nacional de Electricdad S.A.,
  8.35s, 2013 (Utilities -- Electric Power)        $          2,213   $      2,487,728
Enersis S. A., 7.375s, 2014
  (Utilities -- Electric Power)##                             2,084          2,145,616
                                                                      ----------------
                                                                      $      4,633,344
                                                                      ----------------
FRANCE -- 0.1%
France Telecom S.A., 9.75s, 2031
  (Telecommunications -- Wireline)                 $            250   $        332,169
                                                                      ----------------
GERMANY -- 0.2%
Deutsche Telekom, 5.25s, 2013
  (Telecommunications -- Wireline)                 $            644   $        650,581
Deutsche Telekom, 8.75s, 2030
  (Telecommunications -- Wireline)                               70             89,420
                                                                      ----------------
                                                                      $        740,001
                                                                      ----------------
MALAYSIA
Petronas Capital Ltd., 7.875s, 2022
  (Oil Services)##                                 $            105   $        124,420
                                                                      ----------------
MEXICO -- 0.1%
United Mexican States, 11.5s, 2026                 $            214   $        309,765
                                                                      ----------------
UNITED KINGDOM -- 0.1%
British Sky Broadcasting Group,
  7.3s, 2006 (Advertising & Broadcasting)          $            169   $        188,176
                                                                      ----------------
    TOTAL FOREIGN BONDS                                               $      7,198,869
                                                                      ----------------
    TOTAL BONDS
      (IDENTIFIED COST, $23,667,622)                                  $     25,062,330
                                                                      ----------------
CONVERTIBLE BONDS -- 1.3%
U.S. BONDS -- 1.3%
NATURAL GAS -- DISTRIBUTION -- 1.0%
El Paso Corp., 0s, 2021                            $          6,620   $      3,111,400
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 0.3%
Reliant Resources, Inc., 5s, 2010##                $            862   $        977,293
                                                                      ----------------
    TOTAL CONVERTIBLE BONDS
      (IDENTIFIED COST, $3,702,370)                                   $      4,088,693
                                                                      ----------------
CONVERTIBLE PREFERRED STOCKS -- 2.1%
U.S. STOCKS -- 2.1%
NATURAL GAS -- DISTRIBUTION -- 0.3%
Sempra Energy, 8.5s                                $         31,200   $        887,952
                                                                      ----------------
TELEPHONE SERVICES -- 0.5%
CenturyTel, Inc., 6.875s                           $         59,800   $      1,614,600
                                                                      ----------------
UTILITIES -- ELECTRIC POWER -- 1.3%
AES Trust III, 6.75s                               $         30,300   $      1,310,475
AES Trust VII, 6s^                                           24,200          1,107,150
CMS Energy Corp., 4.5s##                                      5,600            312,900
Dominion Resources, Inc., 8.75s^                             22,800          1,252,860
                                                                      ----------------
                                                                      $      3,983,385
                                                                      ----------------
    TOTAL CONVERTIBLE PREFERRED STOCKS
      (IDENTIFIED COST, $6,550,762)                                   $      6,485,937
                                                                      ----------------

SHORT-TERM OBLIGATIONS -- 1.9%
New Center Asset Trust,
  due 1/02/04, at Amortized Cost                   $          5,930   $      5,929,840
                                                                      ----------------
COLLATERAL FOR SECURITIES LOANED -- 7.2%

                                                        SHARES/
                                                   PRINCIPAL AMOUNT
Goldman Sachs & Co.
Repurchase Agreement, 1.02%                              14,202,545   $     14,202,545
Navigator Securities
Lending Prime Portfolio                                   8,164,548          8,164,548
                                                                      ----------------
                                                                      $     22,367,093
                                                                      ----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $298,127,172)                                 $    328,324,129
                                                                      ----------------
OTHER ASSETS,
  LESS LIABILITIES-- (5.8)%                                                (18,121,530)
                                                                      ----------------
    Net Assets-- 100.0%                                               $    310,202,599
                                                                      ================

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
 # Non-income producing security -- in default.
## SEC Rule 144A restriction.
 ^ All or a portion of this security is on loan.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2003

                                                                                  CAPITAL           EMERGING            GLOBAL
                                                                               APPRECIATION          GROWTH             GROWTH
                                                                                  SERIES             SERIES             SERIES
                                                                              ---------------    ---------------    ---------------
ASSETS:
 Investments --
   Unaffiliated issuers, at identified cost                                   $   686,184,033    $   440,390,424    $   182,040,084
   Unrealized appreciation                                                         66,490,054         47,625,211         18,813,651
                                                                              ---------------    ---------------    ---------------
        Total investments, at value (including $--, $20,824,472,
          $7,975,087, $-- and $7,483,718, of securities on loan,
          respectively)                                                       $   752,674,087    $   488,015,635    $   200,853,735
  Cash                                                                                    976                 93                180
  Foreign currency, at value (identified cost, $--, $--,
    $17,046, $-- and $--, respectively)                                                     --                 --             21,186
  Receivable for investments sold                                                  18,336,256          6,287,757                 --
  Receivable for series shares sold                                                   133,640            166,421             20,054
  Interest and dividends receivable                                                   593,132            272,788            292,033
  Other assets                                                                             --              6,606              3,159
                                                                              ---------------    ---------------    ---------------
        Total assets                                                          $   771,738,091    $   494,749,300    $   201,190,347
                                                                              ---------------    ---------------    ---------------
LIABILITIES:
  Payable to custodian                                                        $            --    $            --    $            --
  Payable for investments purchased                                                16,096,673          4,061,829            353,808
  Payable for series shares reacquired                                                386,536            308,509            187,700
  Collateral for securities loaned, at value                                               --         21,441,514          8,261,745
  Payable to affiliates --
    Management fee                                                                     16,424              9,547              4,715
    Distribution fee (Service Class)                                                      217                124                 46
  Accrued expenses and other liabilities                                               81,522             73,252             90,508
                                                                              ---------------    ---------------    ---------------
        Total liabilities                                                     $    16,581,372    $    25,894,775    $     8,898,522
                                                                              ---------------    ---------------    ---------------
Net assets                                                                    $   755,156,719    $   468,854,525    $   192,291,825
                                                                              ===============    ===============    ===============
Net assets consist of:
  Paid-in capital                                                             $ 1,475,578,809    $   940,586,106    $   288,770,316
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                              66,495,334         47,626,610         18,821,882
  Accumulated net realized loss on investments and
   foreign currency transactions                                                 (787,351,232)      (519,358,191)      (116,108,950)
  Accumulated undistributed net investment income                                     433,808                 --            808,577
                                                                              ---------------    ---------------    ---------------
        Total                                                                 $   755,156,719    $   468,854,525    $   192,291,825
                                                                              ===============    ===============    ===============
NET ASSETS:
  Initial Class                                                               $   722,979,838    $   450,707,449    $   185,499,966
  Service Class                                                                    32,176,881         18,147,076          6,791,859
                                                                              ---------------    ---------------    ---------------
        Total                                                                 $   755,156,719    $   468,854,525    $   192,291,825
                                                                              ===============    ===============    ===============
  Shares of beneficial interest outstanding:
      Initial Class                                                                41,670,976         32,609,522         17,340,202
      Service Class                                                                 1,865,515          1,321,485            638,279
                                                                              ---------------    ---------------    ---------------
        Total                                                                      43,536,491         33,931,007         17,978,481
                                                                              ===============    ===============    ===============
  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                             $         17.35    $         13.82    $         10.70
                                                                              ===============    ===============    ===============
    Service Class                                                             $         17.25    $         13.73    $         10.64
                                                                              ===============    ===============    ===============

                                                                                  MANAGED        MASSACHUSETTS
                                                                                  SECTORS          INVESTORS
                                                                                  SERIES         TRUST SERIES
                                                                              ---------------    ---------------
ASSETS:
 Investments --
   Unaffiliated issuers, at identified cost                                   $   140,550,745    $ 1,119,594,007
   Unrealized appreciation                                                         26,071,096        119,194,327
                                                                              ---------------    ---------------
        Total investments, at value (including $--, $20,824,472,
          $7,975,087, $-- and $7,483,718, of securities on loan,
          respectively)                                                       $   166,621,841    $ 1,238,788,334
  Cash                                                                                     --             87,883
  Foreign currency, at value (identified cost, $--, $--,
    $17,046, $-- and $--, respectively)                                                    --                 --
  Receivable for investments sold                                                   2,771,097            942,676
  Receivable for series shares sold                                                    20,715            310,228
  Interest and dividends receivable                                                   133,418          1,674,373
  Other assets                                                                          4,174             17,231
                                                                              ---------------    ---------------
        Total assets                                                          $   169,551,245    $ 1,241,820,725
                                                                              ---------------    ---------------
LIABILITIES:
  Payable to custodian                                                        $        76,369    $            --
  Payable for investments purchased                                                 2,232,433          3,252,495
  Payable for series shares reacquired                                                139,516            583,273
  Collateral for securities loaned, at value                                               --          7,702,427
  Payable to affiliates --
    Management fee                                                                      3,680             18,463
    Distribution fee (Service Class)                                                       20                522
  Accrued expenses and other liabilities                                               38,228            126,043
                                                                              ---------------    ---------------
        Total liabilities                                                     $     2,490,246    $    11,683,223
                                                                              ---------------    ---------------
Net assets                                                                    $   167,060,999    $ 1,230,137,502
                                                                              ===============    ===============
Net assets consist of:
  Paid-in capital                                                             $   354,132,094    $ 1,558,392,004
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                              26,071,096        119,202,282
  Accumulated net realized loss on investments and
   foreign currency transactions                                                 (213,205,779)      (459,152,870)
  Accumulated undistributed net investment income                                      63,588         11,696,086
                                                                              ---------------    ---------------
        Total                                                                 $   167,060,999    $ 1,230,137,502
                                                                              ===============    ===============
NET ASSETS:
  Initial Class                                                               $   164,166,061    $ 1,153,238,130
  Service Class                                                                     2,894,938         76,899,372
                                                                              ---------------    ---------------
        Total                                                                 $   167,060,999    $ 1,230,137,502
                                                                              ===============    ===============
  Shares of beneficial interest outstanding:
      Initial Class                                                                 9,918,401         45,213,689
      Service Class                                                                   175,945          3,028,289
                                                                              ---------------    ---------------
        Total                                                                      10,094,346         48,241,978
                                                                              ===============    ===============
  Net asset value, offering price and redemption price per share:
    (net assets DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                             $         16.55    $         25.51
                                                                              ===============    ===============
    Service Class                                                             $         16.45    $         25.39
                                                                              ===============    ===============

                       See notes to financial statements.

                                                                                  MID CAP
                                                                                  GROWTH            RESEARCH
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
ASSETS:
  Investments --
    Unaffiliated issuers, at identified cost                                  $    99,020,458    $   474,700,401
    Unrealized appreciation                                                        14,644,563         34,654,679
                                                                              ---------------    ---------------
        Total investments, at value (including $--, $24,440,219,
          $96,066,449 and $21,551,388, of securities on loan, respectively)   $   113,665,021    $   509,355,080
  Cash                                                                                    129             14,179
  Foreign currency, at value (identified cost, $--, $--, $-- and $2,
    respectively)                                                                          --                 --
  Receivable for investments sold                                                     151,278          5,537,483
  Receivable for series shares sold                                                   272,589            101,697
  Interest and dividends receivable                                                    27,991            594,669
  Other assets                                                                             --                 --
                                                                              ---------------    ---------------
        Total assets                                                          $   114,117,008    $   515,603,108
                                                                              ---------------    ---------------
LIABILITIES:
  Payable for investments purchased                                           $       807,933    $     7,685,474
  Payable for series shares reacquired                                                 23,601            452,010
  Collateral for securities loaned, at value                                               --         25,228,215
  Payable to affiliates --
    Management fee                                                                      2,327              9,499
    Distribution fee (Service Class)                                                      254                109
  Accrued expenses and other liabilities                                               43,048             77,904
                                                                              ---------------    ---------------
        Total liabilities                                                     $       877,163    $    33,453,211
                                                                              ---------------    ---------------
Net assets                                                                    $   113,239,845    $   482,149,897
                                                                              ===============    ===============
Net assets consist of:
  Paid-in capital                                                             $   153,784,469    $   768,330,938
  Unrealized appreciation on investments and translation of assets
    and liabilities in foreign currencies                                          14,644,702         34,655,656
  Accumulated net realized loss on investments and
    foreign currency transactions                                                 (55,189,326)      (325,038,214)
  Accumulated undistributed net investment income                                          --          4,201,517
                                                                              ---------------    ---------------
        Total                                                                 $   113,239,845    $   482,149,897
                                                                              ===============    ===============
NET ASSETS:
  Initial Class                                                               $    76,158,907    $   466,139,452
  Service Class                                                                    37,080,938         16,010,445
                                                                              ---------------    ---------------
        Total                                                                 $   113,239,845    $   482,149,897
                                                                              ===============    ===============
  Shares of beneficial interest outstanding:
    Initial Class                                                                  15,048,301         33,674,437
    Service Class                                                                   7,359,156          1,162,372
                                                                              ---------------    ---------------
        Total                                                                      22,407,457         34,836,809
                                                                              ===============    ===============
  Net asset value, offering price and redemption price per share;
    (net assets DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                             $          5.06    $         13.84
                                                                              ===============    ===============
    Service Class                                                             $          5.04    $         13.77
                                                                              ===============    ===============

                                                                               TOTAL RETURN         UTILITIES
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
ASSETS:
  Investments --
    Unaffiliated issuers, at identified cost                                  $ 1,846,391,277    $   298,127,172
    Unrealized appreciation                                                       168,626,872         30,196,957
                                                                              ---------------    ---------------
        Total investments, at value (including $--, $24,440,219,
          $96,066,449 and $21,551,388, of securities on loan, respectively)   $ 2,015,018,149    $   328,324,129
  Cash                                                                                698,315             18,950
  Foreign currency, at value (identified cost, $--, $--, $-- and $2,
    respectively)                                                                          --                  2
  Receivable for investments sold                                                   6,683,176          5,583,973
  Receivable for series shares sold                                                 1,698,597            131,936
  Interest and dividends receivable                                                10,092,442            950,870
  Other assets                                                                         22,768              1,987
                                                                              ---------------    ---------------
        Total assets                                                          $ 2,034,213,447    $   335,011,847
                                                                              ---------------    ---------------
LIABILITIES:
  Payable for investments purchased                                           $    14,676,590    $     2,282,268
  Payable for series shares reacquired                                              1,856,261             96,889
  Collateral for securities loaned, at value                                       98,332,134         22,367,093*
  Payable to affiliates--
    Management fee                                                                     35,495              6,327
    Distribution fee (Service Class)                                                    2,052                154
  Accrued expenses and other liabilities                                              107,567             56,517
                                                                              ---------------    ---------------
        Total liabilities                                                     $   115,010,099    $    24,809,248
                                                                              ---------------    ---------------
Net assets                                                                    $ 1,919,203,348    $   310,202,599
                                                                              ===============    ===============
Net assets consist of:
  Paid-in capital                                                             $ 1,785,150,445    $   512,055,541
  Unrealized appreciation on investments and translation of assets and
    liabilities foreign currencies                                                168,637,042         30,203,692
  Accumulated net realized loss on investments and
    foreign currency transactions                                                 (82,995,883)      (238,208,486)
  Accumulated undistributed net investment income                                  48,411,744          6,151,852
                                                                              ---------------    ---------------
        Total                                                                 $ 1,919,203,348    $   310,202,599
                                                                              ===============    ===============
NET ASSETS:
  Initial Class                                                               $ 1,618,983,317    $   287,647,575
  Service Class                                                                   300,220,031         22,555,024
                                                                              ---------------    ---------------
        Total                                                                 $ 1,919,203,348    $   310,202,599
                                                                              ===============    ===============
  Shares of beneficial interest outstanding:
    Initial Class                                                                  89,926,430         23,512,221
    Service Class                                                                  16,753,491          1,852,003
                                                                              ---------------    ---------------
        Total                                                                     106,679,921         25,364,224
                                                                              ===============    ===============
  Net asset value, offering price and redemption price per share;
    (net asset DIVIDED BY shares of beneficial interest outstanding)
    Initial Class                                                             $         18.00    $         12.23
                                                                              ===============    ===============
    Service Class                                                             $         17.92    $         12.18
                                                                              ===============    ===============

*Non-cash collateral not included.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 2003

                                                                                  CAPITAL           EMERGING            GLOBAL
                                                                               APPRECIATION          GROWTH             GROWTH
                                                                                  SERIES             SERIES             SERIES
                                                                              ---------------    ---------------    ---------------
NET INVESTMENT INCOME (LOSS):
  Income --
    Dividends                                                                 $     6,009,515    $     2,632,294    $     3,417,881
    Interest                                                                          205,716            189,397             90,437
    Foreign taxes withheld                                                            (60,211)           (35,953)          (319,575)
                                                                              ---------------    ---------------    ---------------
      Total investment income                                                 $     6,155,020    $     2,785,738    $     3,188,743
                                                                              ---------------    ---------------    ---------------
  Expenses --
    Management fee                                                            $     5,254,349    $     3,168,903    $     1,539,634
    Trustees' compensation                                                             59,171             35,433             15,000
    Distribution fee (Service Class)                                                   64,947             33,981             11,724
    Administrative fee                                                                 66,293             40,913             15,952
    Custodian fee                                                                     242,372            195,623            265,418
    Printing                                                                           30,823             32,808              9,651
    Auditing fees                                                                      31,350             31,900             41,146
    Legal fees                                                                          4,673              4,462              4,243
    Miscellaneous                                                                      38,034             18,995              3,351
                                                                              ---------------    ---------------    ---------------
      Total expenses                                                          $     5,792,012    $     3,563,018    $     1,906,119
    Fees paid indirectly                                                              (41,622)           (15,895)            (1,126)
                                                                              ---------------    ---------------    ---------------
      Net expenses                                                            $     5,750,390    $     3,547,123    $     1,904,993
                                                                              ---------------    ---------------    ---------------
        Net investment income (loss)                                          $       404,630    $      (761,385)   $     1,283,750
                                                                              ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                                  $   (22,979,920)   $    23,813,680    $    16,181,759
    Written options transactions                                                           --            512,058                 --
    Foreign currency transactions                                                      29,178              9,353           (292,664)
                                                                              ---------------    ---------------    ---------------
      Net realized gain (loss) on investments and foreign currency
         transactions                                                         $   (22,950,742)   $    24,335,091    $    15,889,095
                                                                              ---------------    ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $   198,123,606    $    94,578,727    $    35,127,401
    Written options                                                                        --            (62,752)                --
    Translation of assets and liabilities in foreign currencies                         2,550             (7,749)            (6,142)
                                                                              ---------------    ---------------    ---------------
      Net unrealized gain on investments and foreign
        currency translation                                                  $   198,126,156    $    94,508,226    $    35,121,259
                                                                              ---------------    ---------------    ---------------
        Net realized and unrealized gain on investments
          and foreign currency                                                $   175,175,414    $   118,843,317    $    51,010,354
                                                                              ---------------    ---------------    ---------------
          Increase in net assets from operations                              $   175,580,044    $   118,081,932    $    52,294,104
                                                                              ===============    ===============    ===============

                                                                                  MANAGED        MASSACHUSETTS
                                                                                  SECTORS          INVESTORS
                                                                                  SERIES         TRUST SERIES
                                                                              ---------------    ---------------
NET INVESTMENT INCOME (LOSS):
  Income --
    Dividends                                                                 $     1,404,922    $    18,676,537
    Interest                                                                           12,295            340,902
    Foreign taxes withheld                                                                 --           (175,916)
                                                                              ---------------    ---------------
      Total investment income                                                 $     1,417,217    $    18,841,523
                                                                              ---------------    ---------------
  Expenses --
    Management fee                                                                  1,201,347    $     6,292,113
    Trustees' compensation                                                             14,946            100,952
    Distribution fee (Service Class)                                                    6,453            153,749
    Administrative fee                                                                 15,360            109,239
    Custodian fee                                                                      73,929            375,578
    Printing                                                                            3,220             42,192
    Auditing fees                                                                      32,450             29,946
    Legal fees                                                                          4,068              3,951
    Miscellaneous                                                                       2,124             25,389
                                                                              ---------------    ---------------
      Total expenses                                                          $     1,353,897    $     7,133,109
    Fees paid indirectly                                                                 (178)           (33,389)
                                                                              ---------------    ---------------
      Net expenses                                                            $     1,353,719    $     7,099,720
                                                                              ---------------    ---------------
        Net investment income (loss)                                          $        63,498    $    11,741,803
                                                                              ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                                  $     7,266,492    $    (7,014,530)
    Written options transactions                                                           --                 --
    Foreign currency transactions                                                          90            (35,787)
                                                                              ---------------    ---------------
      Net realized gain (loss) on investments and foreign currency
         transactions                                                         $     7,266,582    $    (7,050,317)
                                                                              ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $    28,371,306    $   229,925,036
    Written options                                                                        --                 --
    Translation of assets and liabilities in foreign currencies                            --             (4,449)
                                                                              ---------------    ---------------
      Net unrealized gain on investments and foreign
        currency translation                                                  $    28,371,306    $   229,920,587
                                                                              ---------------    ---------------
        Net realized and unrealized gain on investments
          and foreign currency                                                $    35,637,888    $   222,870,270
                                                                              ---------------    ---------------
          Increase in net assets from operations                              $    35,701,386    $   234,612,073
                                                                              ===============    ===============

*Includes proceeds received from a non-recurring cash settlement in the amount of $13,278,304, $5,764,504, $1,246,578, $635,017, and $106,672 for the Capital
 Appreciation, Emerging Growth, Global Growth, Managed Sectors and Massachusetts Investors Trust Series, respectively, from a class-action lawsuit against Cendant Corporation.

                       See notes to financial statements.

                                                                                  MID CAP
                                                                                  GROWTH            RESEARCH
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
NET INVESTMENT INCOME (LOSS):
  Income --
    Dividends                                                                 $       272,507    $     7,807,657
    Interest                                                                           47,200            115,832
    Foreign taxes withheld                                                             (2,439)           (56,173)
                                                                              ---------------    ---------------
      Total investment income                                                 $       317,268    $     7,867,316
                                                                              ---------------    ---------------
  Expenses --
    Management fee                                                            $       548,911    $     3,292,858
    Trustees' compensation                                                              4,671             39,121
    Distribution fee (Service Class)                                                   54,011             24,827
    Administrative fee                                                                  5,551             43,614
    Custodian fee                                                                      44,300            191,850
    Printing                                                                            4,437             29,672
    Auditing fees                                                                      32,046             31,900
    Legal fees                                                                          2,973              4,188
    Miscellaneous                                                                      13,050             24,509
                                                                              ---------------    ---------------
      Total expenses                                                          $       709,950    $     3,682,539
    Fees paid indirectly                                                                   --            (15,098)
                                                                              ---------------    ---------------
      Net expenses                                                            $       709,950    $     3,667,441
                                                                              ---------------    ---------------
        Net investment income (loss)                                          $      (392,682)   $     4,199,875
                                                                              ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                                  $     4,546,201    $     9,742,278
    Foreign currency transactions                                                        (564)             2,149
                                                                              ---------------    ---------------
      Net realized gain (loss) on investments and foreign currency
        transaction                                                           $     4,545,637    $     9,744,427
                                                                              ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $    18,166,432    $    88,104,466
    Translation of assets and liabilities in foreign currencies                           152             (6,513)
                                                                              ---------------    ---------------
      Net unrealized gain on investments and foreign currency translation     $    18,166,584    $    88,097,953
                                                                              ---------------    ---------------
        Net realized and unrealized gain on investments and foreign
          currency                                                            $    22,712,221    $    97,842,380
                                                                              ---------------    ---------------
          Increase in net assets from operations                              $    22,319,539    $   102,042,255
                                                                              ===============    ===============

                                                                               TOTAL RETURN         UTILITIES
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
NET INVESTMENT INCOME (LOSS):
  Income --
    Dividends                                                                 $    22,103,423    $     6,796,197
    Interest                                                                       34,358,842          1,910,659
    Foreign taxes withheld                                                           (130,937)          (210,915)
                                                                              ---------------    ---------------
      Total investment income                                                 $    56,331,328    $     8,495,941
                                                                              ---------------    ---------------
  Expenses --
    Management fee                                                            $    11,497,984    $     2,046,734
    Trustees' compensation                                                            144,377             21,383
    Distribution fee (Service Class)                                                  507,379             42,127
    Administrative fee                                                                166,462             25,511
    Custodian fee                                                                     437,689            148,600
    Printing                                                                           35,958             13,725
    Auditing fees                                                                      42,796             42,796
    Legal fees                                                                          4,388              4,272
    Miscellaneous                                                                      41,019              2,308
                                                                              ---------------    ---------------
      Total expenses                                                          $    12,878,052    $     2,347,456
    Fees paid indirectly                                                               (3,854)           (13,437)
                                                                              ---------------    ---------------
      Net expenses                                                            $    12,874,198    $     2,334,019
                                                                              ---------------    ---------------
        Net investment income (loss)                                          $    43,457,130    $     6,161,922
                                                                              ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Realized gain (loss) (identified cost basis) --
    Investment transactions*                                                  $      (770,247)   $     7,268,680
    Foreign currency transactions                                                         585            (11,111)
                                                                              ---------------    ---------------
      Net realized gain (loss) on investments and foreign currency
         transactions                                                         $      (769,662)   $     7,257,569
                                                                              ---------------    ---------------
  Change in unrealized appreciation (depreciation) --
    Investments                                                               $   236,247,202    $    71,481,731
    Translation of assets and liabilities in foreign currencies                        (2,640)             3,847
                                                                              ---------------    ---------------
      Net unrealized gain on investments and foreign currency translation     $   236,244,562    $    71,485,578
                                                                              ---------------    ---------------
        Net realized and unrealized gain on investments and foreign
          curreny                                                             $   235,474,900    $    78,743,147
                                                                              ---------------    ---------------
          Increase in net assets from operations                              $   278,932,030    $    84,905,069
                                                                              ===============    ===============

* Includes proceeds received from a non-recurring cash settlement in the amount of $2,202,987 for the Research Series from a class-action lawsuit against Cendant Corporation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                                                  CAPITAL           EMERGING            GLOBAL
                                                                               APPRECIATION          GROWTH             GROWTH
                                                                                  SERIES             SERIES             SERIES
                                                                              ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $       404,630    $      (761,385)   $     1,283,750
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                  (22,950,742)        24,335,091         15,889,095
  Net unrealized gain on investments and foreign currency translation             198,126,156         94,508,226         35,121,259
                                                                              ---------------    ---------------    ---------------
    Increase in net assets from operations                                    $   175,580,044    $   118,081,932    $    52,294,104
                                                                              ---------------    ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $            --    $            --    $      (802,813)
  From net investment income (Service Class)                                               --                 --            (12,306)
                                                                              ---------------    ---------------    ---------------
    Total distributions declared to shareholders                              $            --           $     --    $      (815,119)
                                                                              ---------------    ---------------    ---------------
Net decrease in net assets from series share transactions                     $   (99,709,511)   $   (69,251,035)   $   (29,925,274)
                                                                              ---------------    ---------------    ---------------
    Total increase in net assets                                              $    75,870,533    $    48,830,897    $    21,553,711
NET ASSETS --
  At beginning of period                                                          679,286,186        420,023,628        170,738,114
                                                                              ---------------    ---------------    ---------------
  At end of period                                                            $   755,156,719    $   468,854,525    $   192,291,825
                                                                              ===============    ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $       433,808    $            --    $       808,577
                                                                              ===============    ===============    ===============

                                                                                  MANAGED        MASSACHUSETTS
                                                                                  SECTORS          INVESTORS
                                                                                  SERIES         TRUST SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $        63,498    $    11,741,803
  Net realized gain (loss) on investments and foreign currency
    transactions                                                                    7,266,582         (7,050,317)
  Net unrealized gain on investments and foreign currency translation              28,371,306        229,920,587
                                                                              ---------------    ---------------
    Increase in net assets from operations                                    $    35,701,386    $   234,612,073
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $            --    $   (12,283,774)
  From net investment income (Service Class)                                               --           (562,379)
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $            --    $   (12,846,153)
                                                                              ---------------    ---------------
Net decrease in net assets from series share transactions                     $   (29,254,954)   $  (151,185,714)
                                                                              ---------------    ---------------
    Total increase in net assets                                              $     6,446,432    $    70,580,206
NET ASSETS --
  At beginning of period                                                          160,614,567      1,159,557,296
                                                                              ---------------    ---------------
  At end of period                                                            $   167,060,999    $ 1,230,137,502
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $        63,588    $    11,696,086
                                                                              ===============    ===============

                                                                                  MID CAP
                                                                                  GROWTH            RESEARCH
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS--
  Net investment income (loss)                                                $      (392,682)   $     4,199,875
  Net realized gain (loss) on investments and foreign currency transactions         4,545,637          9,744,427
  Net unrealized gain on investments and foreign currency translation              18,166,584         88,097,953
                                                                              ---------------    ---------------
    Increase in net assets from operations                                    $    22,319,539    $   102,042,255
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $            --    $    (3,780,030)
  From net investment income (Service Class)                                               --            (53,733)
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $            --    $    (3,833,763)
                                                                              ---------------    ---------------
Net increase (decrease) in net assets from series share transactions          $    36,950,927    $   (81,587,261)
                                                                              ---------------    ---------------
    Total increase in net assets                                              $    59,270,466    $    16,621,231
NET ASSETS --
  At beginning of period                                                           53,969,379        465,528,666
                                                                              ---------------    ---------------
  At end of period                                                            $   113,239,845    $   482,149,897
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $            --    $     4,201,517
                                                                              ===============    ===============

                                                                               TOTAL RETURN         UTILITIES
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $    43,457,130    $     6,161,922
  Net realized gain (loss) on investments and foreign currency transactions          (769,662)         7,257,569
  Net unrealized gain on investments and foreign currency translation             236,244,562         71,485,578
                                                                              ---------------    ---------------
    Increase in net assets from operations                                    $   278,932,030    $    84,905,069
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $   (51,583,867)   $    (8,106,762)
  From net investment income (Service Class)                                       (5,597,210)          (450,737)
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $   (57,181,077)   $    (8,557,499)
                                                                              ---------------    ---------------
Net increase (decrease) in net assets from series share transactions          $   (26,809,020)   $   (20,680,059)
                                                                              ---------------    ---------------
    Total increase in net assets                                              $   194,941,933    $    55,667,511
NET ASSETS --
  At beginning of period                                                        1,724,261,415        254,535,088
                                                                              ---------------    ---------------
  At end of period                                                            $ 1,919,203,348    $   310,202,599
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $    48,411,744    $     6,151,852
                                                                              ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                                                  CAPITAL           EMERGING            GLOBAL
                                                                               APPRECIATION          GROWTH             GROWTH
                                                                                  SERIES             SERIES             SERIES
                                                                              ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $      (483,674)   $    (1,079,456)   $     1,071,024
  Net realized loss on investments and foreign currency transactions             (344,121,516)      (166,172,618)       (44,185,589)
  Net unrealized loss on investments and foreign currency translation             (37,724,449)      (103,096,103)        (5,092,933)
                                                                              ---------------    ---------------    ---------------
    Decrease in net assets from operations                                    $  (382,329,639)   $  (270,348,177)   $   (48,207,498)
                                                                              ---------------    ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $    (1,565,201)   $            --    $      (603,651)
  From net investment income (Service Class)                                          (28,249)                --             (6,621)
  In excess of net investment income (Initial Class)                                     (202)                --                 --
  In excess of net investment income (Service Class)                                       (4)                --                 --
                                                                              ---------------    ---------------    ---------------
    Total distributions declared to shareholders                              $    (1,593,656)   $            --    $      (610,272)
                                                                              ---------------    ---------------    ---------------
Net decrease in net assets from series share transactions                     $  (188,020,495)   $  (160,495,797)   $   (58,572,935)
                                                                              ---------------    ---------------    ---------------
    Total decrease in net assets                                              $  (571,943,790)   $  (430,843,974)   $  (107,390,705)
NET ASSETS --
  At beginning of period                                                        1,251,229,976        850,867,602        278,128,819
                                                                              ---------------    ---------------    ---------------
  At end of period                                                            $   679,286,186    $   420,023,628    $   170,738,114
                                                                              ===============    ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $            --    $            --    $       792,060
                                                                              ===============    ===============    ===============

                                                                                  MANAGED         MASSACHUSETTS
                                                                                  SECTORS           INVESTORS
                                                                                  SERIES          TRUST SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $      (371,734)   $    12,861,081
  Net realized loss on investments and foreign currency transactions              (47,784,363)      (229,245,237)
  Net unrealized loss on investments and foreign currency translation             (19,746,753)      (147,695,978)
                                                                              ---------------    ---------------
    Decrease in net assets from operations                                    $   (67,902,850)   $  (364,080,134)
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $            --    $   (14,827,081)
  From net investment income (Service Class)                                               --           (391,897)
  In excess of net investment income (Initial Class)                                       --                 --
  In excess of net investment income (Service Class)                                       --                 --
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $            --    $   (15,218,978)
                                                                              ---------------    ---------------
Net decrease in net assets from series share transactions                     $   (59,158,129)   $  (281,503,909)
                                                                              ---------------    ---------------
    Total decrease in net assets                                              $  (127,060,979)   $  (660,803,021)
NET ASSETS --
  At beginning of period                                                          287,675,546      1,820,360,317
                                                                              ---------------    ---------------
  At end of period                                                            $   160,614,567    $ 1,159,557,296
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $            --    $    12,836,224
                                                                              ===============    ===============

                                                                                  MID CAP
                                                                                  GROWTH            RESEARCH
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $      (280,392)   $     3,859,716
  Net realized loss on investments and foreign currency transactions              (52,097,435)      (161,874,853)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                     6,203,323        (33,567,210)
                                                                              ---------------    ---------------
    Decrease in net assets from operations                                    $   (46,174,504)   $  (191,582,347)
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $            --    $    (2,646,176)
  From net investment income (Service Class)                                               --            (23,670)
  From net realized gain on investments and foreign currency transactions
   (Initial Class)                                                                         --                 --
  From net realized gain on investments and foreign currency transactions
   (Service Class)                                                                         --                 --
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                           --                 --
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                           --                 --
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $            --    $    (2,669,846)
                                                                              ---------------    ---------------
Net increase (decrease) in net assets from series share transactions          $    17,749,862    $  (169,642,713)
                                                                              ---------------    ---------------
    Total decrease in net assets                                              $   (28,424,642)   $  (363,894,906)
NET ASSETS --
  At beginning of period                                                           82,394,021        829,423,572
                                                                              ---------------    ---------------
  At end of period                                                            $    53,969,379    $   465,528,666
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $            --    $     3,833,256
                                                                              ===============    ===============

                                                                               TOTAL RETURN         UTILITIES
                                                                                  SERIES             SERIES
                                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS --
  Net investment income (loss)                                                $    54,596,889    $     8,548,277
  Net realized loss on investments and foreign currency transactions              (64,286,992)      (121,315,018)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                                  (106,346,603)         3,608,785
                                                                              ---------------    ---------------
    Decrease in net assets from operations                                    $  (116,036,706)   $  (109,157,956)
                                                                              ---------------    ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS --
  From net investment income (Initial Class)                                  $   (56,481,797)   $   (12,376,218)
  From net investment income (Service Class)                                       (3,028,966)          (448,541)
  From net realized gain on investments and foreign currency transactions
   (Initial Class)                                                                (48,461,324)                --
  From net realized gain on investments and foreign currency transactions
   (Service Class)                                                                 (2,610,497)                --
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                   (9,863,853)                --
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                     (531,342)                --
                                                                              ---------------    ---------------
    Total distributions declared to shareholders                              $  (120,977,779)   $   (12,824,759)
                                                                              ---------------    ---------------
Net increase (decrease) in net assets from series share transactions          $    50,075,899    $   (99,033,029)
                                                                              ---------------    ---------------
    Total decrease in net assets                                              $  (186,938,586)   $  (221,015,744)
NET ASSETS --
  At beginning of period                                                        1,911,200,001        475,550,832
                                                                              ---------------    ---------------
  At end of period                                                            $ 1,724,261,415    $   254,535,088
                                                                              ===============    ===============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET
  ASSETS AT END OF PERIOD                                                     $    57,538,132    $     8,467,184
                                                                              ===============    ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                                         CAPITAL APPRECIATION SERIES
                                                                            ------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------------------
                                                                                 2003                2002               2001
                                                                            ---------------    ---------------     ---------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $         13.48    $         19.97     $         41.55
                                                                            ---------------    ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                              $          0.01    $         (0.01)    $          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           3.86              (6.45)              (8.84)
                                                                            ---------------    ---------------     ---------------
      Total from investment operations                                      $          3.87    $         (6.46)    $         (8.81)
                                                                            ---------------    ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                                $            --    $         (0.03)    $         (0.12)
  In excess of net investment income                                                     --              (0.00)*                --
  From net realized gain on investments and foreign currency transactions                --                 --              (12.19)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --               (0.46)
                                                                            ---------------    ---------------     ---------------
      Total distributions declared to shareholders                          $            --    $         (0.03)    $        (12.77)
                                                                            ---------------    ---------------     ---------------
Net asset value -- end of period                                            $         17.35    $         13.48     $         19.97
                                                                            ===============    ===============     ===============
Total return++                                                                        28.71%&           (32.39)%            (25.33)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.82%              0.81%               0.78%
  Net investment income (loss)                                                         0.07%             (0.05)%              0.12%
Portfolio turnover                                                                      100%                77%                119%
Net assets at end of period (000 Omitted)                                   $       722,980    $       657,634     $     1,239,047

                                                                                CAPITAL APPRECIATION SERIES
                                                                            ----------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                                            ----------------------------------
                                                                                 2000                1999
                                                                            ---------------    ---------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $         54.12    $         45.93
                                                                            ---------------    ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                              $          0.12    $         (0.07)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                          (5.73)             13.53
                                                                            ---------------    ---------------
      Total from investment operations                                      $         (5.61)   $         13.46
                                                                            ---------------    ---------------
Less distributions declared to shareholders --
  From net investment income                                                $            --    $            --
  In excess of net investment income                                                     --                 --
  From net realized gain on investments and foreign currency transactions             (6.96)             (5.27)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --
                                                                            ---------------    ---------------
      Total distributions declared to shareholders                          $         (6.96)   $         (5.27)
                                                                            ---------------    ---------------
Net asset value -- end of period                                            $         41.55    $         54.12
                                                                            ===============    ===============
Total return++                                                                       (11.42)%            32.64%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                           0.75%              0.76%
  Net investment income (loss)                                                         0.12%             (0.15)%
Portfolio turnover                                                                      141%                89%
Net assets at end of period (000 Omitted)                                   $     1,813,066    $     2,121,575

                                                                                        CAPITAL APPRECIATION SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002               2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $         13.44     $         19.95     $         20.45
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment loss                                                    $         (0.03)    $         (0.04)    $         (0.02)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        3.84               (6.45)              (0.48)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          3.81     $         (6.49)    $         (0.50)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $            --     $         (0.02)    $            --
  In excess of net investment income                                                  --               (0.00)*                --
                                                                         ---------------     ---------------     ---------------
      Total distributions declared to shareholders                       $            --     $         (0.02)    $            --
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         17.25     $         13.44     $         19.95
                                                                         ===============     ===============     ===============
Total return++                                                                     28.35%&            (32.57)%             (2.40)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                        1.07%               1.06%               1.03%+
  Net investment loss                                                              (0.18)%             (0.24)%             (0.35)%+
Portfolio turnover                                                                   100%                 77%                119%
Net assets at end of period (000 Omitted)                                $        32,177     $        21,652     $        12,183

  *Per share impact was less than $0.01.
 **For the period from the inception of the Service Class shares, August 24,
   2001, through December 31, 2001.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##Ratios do not reflect reductions from fees paid indirectly.
 ++The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  &The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.28 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended
   December 31, 2003 would have been 26.63% and 26.26% for Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                                           EMERGING GROWTH SERIES
                                                                            ------------------------------------------------------
                                                                                           YEAR ENDED DECEMBER 31,
                                                                            ------------------------------------------------------
                                                                                 2003                2002               2001
                                                                            ---------------    ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                      $         10.51    $         15.96     $         29.32
                                                                            ---------------    ---------------     ---------------
Income (loss) from investment operations# --
  Net investment loss                                                       $         (0.02)   $         (0.02)    $         (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                           3.33              (5.43)              (9.51)
                                                                            ---------------    ---------------     ---------------
      Total from investment operations                                      $          3.31    $         (5.45)    $         (9.52)
                                                                            ---------------    ---------------     ---------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions   $            --    $            --     $         (3.50)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --               (0.34)
                                                                            ---------------    ---------------     ---------------
      Total distributions declared to shareholders                          $            --    $            --     $         (3.84)
                                                                            ---------------    ---------------     ---------------
Net asset value -- end of period                                            $         13.82    $         10.51     $         15.96
                                                                            ===============    ===============     ===============
TOTAL RETURN++                                                                        31.49%&           (34.15)%            (34.57)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                           0.81%              0.78%               0.76%
  Net investment loss                                                                 (0.17)%            (0.18)%             (0.07)%
PORTFOLIO TURNOVER                                                                      100%               105%                230%
NET ASSETS AT, END OF PERIOD (000 OMITTED)                                  $       450,707    $       409,015     $       844,779

                                                                                  EMERGING GROWTH SERIES
                                                                            ----------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                            ----------------------------------
                                                                                 2000                1999
                                                                            ---------------    ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                      $         40.28    $         23.28
                                                                            ---------------    ---------------
Income (loss) from investment operations# --
  Net investment loss                                                       $         (0.01)   $         (0.04)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                          (7.22)             17.43
                                                                            ---------------    ---------------
      Total from investment operations                                      $         (7.23)   $         17.39
                                                                            ---------------    ---------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions   $         (3.73)   $         (0.39)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                         --                 --
                                                                            ---------------    ---------------
      Total distributions declared to shareholders                          $         (3.73)   $         (0.39)
                                                                            ---------------    ---------------
Net asset value -- end of period                                            $         29.32    $         40.28
                                                                            ===============    ===============
TOTAL RETURN++                                                                       (19.11)%            75.81%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                           0.74%              0.75%
  Net investment loss                                                                 (0.04)%            (0.17)%
PORTFOLIO TURNOVER                                                                      201%               166%
NET ASSETS AT, END OF PERIOD (000 OMITTED)                                  $     1,421,753    $     1,444,210

                                                                                        EMERGING GROWTH SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002               2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $         10.47     $         15.94     $         16.32
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment loss                                                    $         (0.05)    $         (0.05)    $         (0.03)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        3.31               (5.42)              (0.35)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          3.26     $         (5.47)    $         (0.38)
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         13.73     $         10.47     $         15.94
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     31.14%&            (34.32)%             (2.33)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        1.06%               1.03%               1.01%+
  Net investment loss                                                              (0.42)%             (0.39)%             (0.48)%+
PORTFOLIO TURNOVER                                                                   100%                105%                230%
NET ASSETS AT, END OF PERIOD (000 OMITTED)                               $        18,147     $        11,009     $         6,089

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 & The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.16 per share based on shares outstanding on the day proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 30.01% and 29.64% for Initial Class and Service Class shares, respectively.

                        See notes to financial statements

                                                                                           GLOBAL GROWTH SERIES
                                                                          -------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          -------------------------------------------------------
                                                                                2003                2002               2001
                                                                          ---------------     ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $          7.94     $          9.87     $         18.47
                                                                          ---------------     ---------------     ---------------
Income (loss) from investment operations#@ --
  Net investment income                                                   $          0.07     $          0.04     $          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         2.73               (1.95)              (2.97)
                                                                          ---------------     ---------------     ---------------
      Total from investment operations                                    $          2.80     $         (1.91)    $         (2.94)
                                                                          ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.04)    $         (0.02)    $         (0.11)
  From net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (5.45)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (0.10)
                                                                          ---------------     ---------------     ---------------
      Total distributions declared to shareholders                        $         (0.04)    $         (0.02)    $         (5.66)
                                                                          ---------------     ---------------     ---------------
Net asset value -- end of period                                          $         10.70     $          7.94     $          9.87
                                                                          ===============     ===============     ===============
TOTAL RETURN++                                                                      35.44%&            (19.36)%            (19.64)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         1.11%               1.08%               1.05%
  Net investment income                                                              0.76%               0.49%               0.28%
PORTFOLIO TURNOVER                                                                    147%                118%                113%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $       185,500     $       167,014     $       276,769

                                                                                GLOBAL GROWTH SERIES
                                                                          -----------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          -----------------------------------
                                                                               2000                1999
                                                                          ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value-- beginning of period                                     $         25.16     $         15.66
Income (loss) from investment operations#@ --
                                                                          ---------------     ---------------
  Net investment income                                                   $          0.13     $          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        (3.15)              10.15
                                                                          ---------------     ---------------
      Total from investment operations                                    $         (3.02)    $         10.18
                                                                          ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.01)    $         (0.04)
  From net realized gain on investments and foreign currency
    transactions                                                                    (3.66)              (0.64)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --
                                                                          ---------------     ---------------
      Total distributions declared to shareholders                        $         (3.67)    $         (0.68)
                                                                          ---------------     ---------------
Net asset value -- end of period                                          $         18.47     $         25.16
                                                                          ===============     ===============
TOTAL RETURN++                                                                     (13.15)%             67.25%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         1.04%               1.01%
  Net investment income                                                              0.60%               0.16%
PORTFOLIO TURNOVER                                                                    173%                163%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $       412,547     $       451,753

                                                                                          GLOBAL GROWTH SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $          7.90     $          9.85     $         10.14
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations#@ --
  Net investment income (loss)                                           $          0.04     $          0.02     $         (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        2.73               (1.95)              (0.28)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          2.77     $         (1.93)    $         (0.29)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders from net investment income   $         (0.03)    $         (0.02)              $  --
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         10.64     $          7.90     $          9.85
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     35.13%&            (19.62)%             (2.86)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        1.36%               1.33%               1.30%+
  Net investment income (loss)@                                                     0.41%               0.25%              (0.39)%+
PORTFOLIO TURNOVER                                                                   147%                118%                113%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $         6,792     $         3,724     $         1,360

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized
++ Not Annualized
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
@ As required, effective January 1, 2001 the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by less than $0.01, and decrease the ratio of net investment income to average net assets by less than 0.01%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 & The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 34.65% and 34.33% for Initial Class and Service Class shares, respectively.

                        See notes to financial statements

                                                                                          MANAGED SECTORS SERIES
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                                2003               2002               2001
                                                                          ---------------    ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         13.21    $         17.85     $         33.35
                                                                          ---------------    ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                            $          0.01    $         (0.03)    $          0.00*
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         3.33              (4.61)             (11.24)
                                                                          ---------------    ---------------     ---------------
      Total from investment operations                                    $          3.34    $         (4.64)    $        (11.24)
                                                                          ---------------    ---------------     ---------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                          $            --    $            --     $         (3.49)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                 --               (0.77)
                                                                          ---------------    ---------------     ---------------
      Total distributions declared to shareholders                        $            --    $            --     $         (4.26)
                                                                          ---------------    ---------------     ---------------
Net asset value -- end of period                                          $         16.55    $         13.21     $         17.85
                                                                          ===============    ===============     ===============
TOTAL RETURN++                                                                      25.28%&           (25.99)%            (35.51)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.84%              0.82%               0.84%
  Net investment income (loss)                                                       0.04%             (0.17)%              0.00%**
PORTFOLIO TURNOVER                                                                     77%               261%                293%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $       164,166    $       158,349     $       286,916

                                                                                MANAGED SECTORS SERIES
                                                                          ----------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          ----------------------------------
                                                                               2000                1999
                                                                          ---------------    ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         52.42    $         28.24
                                                                          ---------------    ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                            $         (0.01)   $          0.02
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        (9.80)             24.16
                                                                          ---------------    ---------------
      Total from investment operations                                    $         (9.81)   $         24.18
                                                                          ---------------    ---------------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency
    transactions                                                          $         (9.26)   $            --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                 --
                                                                          ---------------    ---------------
      Total distributions declared to shareholders                        $         (9.26)   $            --
                                                                          ---------------    ---------------
Net asset value -- end of period                                          $         33.35    $         52.42
                                                                          ===============    ===============
TOTAL RETURN++                                                                     (20.82)%            85.62%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.76%              0.79%
  Net investment income (loss)                                                      (0.03)%             0.05%
PORTFOLIO TURNOVER                                                                    441%               415%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $       559,586    $       685,808

                                                                                         MANAGED SECTORS SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $         13.16     $         17.83     $         18.40
                                                                         ---------------     ---------------     ---------------
Income from investment operations# --
  Net investment loss                                                    $         (0.03)    $         (0.04)    $         (0.05)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        3.32               (4.63)              (0.52)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          3.29     $         (4.67)    $         (0.57)
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         16.45     $         13.16     $         17.83
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     24.91%&            (26.14)%             (3.10)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        1.09%               1.07%               1.09%+
  Net investment loss                                                              (0.20)%             (0.31)%             (0.74)%+
PORTFOLIO TURNOVER                                                                    77%                261%                293%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $         2,895     $         2,266     $           759

  * Per share impact was less than $0.01.
 ** Ratio is less than 0.01%.
*** For the period from the inception of the Service Class shares, August 24,
    2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
  & The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 24.83% and 24.45% for Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                                    MASSACHUSETTS INVESTORS TRUST SERIES
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                                2003               2002                2001
                                                                          ---------------     ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         21.01     $         26.92     $         35.12
                                                                          ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income                                                   $          0.23     $          0.21     $          0.25
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         4.52               (5.88)              (5.49)
                                                                          ---------------     ---------------     ---------------
      Total from investment operations                                    $          4.75     $         (5.67)    $         (5.24)
                                                                          ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.25)    $         (0.24)    $         (0.25)
  From net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (2.55)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (0.16)
                                                                          ---------------     ---------------     ---------------
      Total distributions declared to shareholders                        $         (0.25)    $         (0.24)    $         (2.96)
                                                                          ---------------     ---------------     ---------------
Net asset value -- end of period                                          $         25.51     $         21.01     $         26.92
                                                                          ===============     ===============     ===============
TOTAL RETURN++                                                                      22.83%&            (21.22)%            (15.71)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.61%               0.60%               0.60%
  Net investment income                                                              1.04%               0.88%               0.84%
PORTFOLIO TURNOVER                                                                     78%                 57%                 83%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $     1,153,238     $     1,107,698     $     1,798,744

                                                                          MASSACHUSETTS INVESTORS TRUST SERIES
                                                                          ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------
                                                                               2000                1999
                                                                          ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         37.95     $         38.25
                                                                          ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income                                                   $          0.26     $          0.30
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        (0.28)               2.38
                                                                          ---------------     ---------------
      Total from investment operations                                    $         (0.02)    $          2.68
                                                                          ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.28)    $         (0.28)
  From net realized gain on investments and foreign currency
    transactions                                                                    (2.53)              (2.70)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --
                                                                          ---------------     ---------------
      Total distributions declared to shareholders                        $         (2.81)    $         (2.98)
                                                                          ---------------     ---------------
Net asset value -- end of period                                          $         35.12     $         37.95
                                                                          ===============     ===============
TOTAL RETURN++                                                                       0.09%               7.18%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.60%               0.59%
  Net investment income                                                              0.73%               0.81%
PORTFOLIO TURNOVER                                                                     76%                 70%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $     2,263,535     $     2,235,783

                                                                                   MASSACHUSETTS INVESTORS TRUST SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $         20.94     $         26.89     $         27.80
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income                                                  $          0.18     $          0.16     $          0.05
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        4.49               (5.88)              (0.96)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          4.67     $         (5.72)    $         (0.91)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $         (0.22)    $         (0.23)              $  --
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         25.39     $         20.94     $         26.89
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     22.45%&            (21.40)%             (3.27)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        0.86%               0.85%               0.85%+
  Net investment income                                                             0.79%               0.70%               0.53%+
PORTFOLIO TURNOVER                                                                    78%                 57%                 83%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $        76,899     $        51,859     $        21,616

 * For the period from the inception of the Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y). Inclusion of these charges would reduce the total return figures for all periods shown.
 & The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.002 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, the total returns for the year ended December 31, 2003 would have been 22.82% and 22.44% for the Initial Class and the Service Class shares, respectively.

                        See notes to financial statements

                                                                                           MID CAP GROWTH SERIES
                                                                         ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                         ------------------------------------------------------
                                                                               2003               2002                2001
                                                                         ---------------     ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $          3.67     $          6.94     $          9.08
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                           $         (0.02)    $         (0.02)    $         (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        1.41               (3.25)              (2.09)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          1.39     $         (3.27)    $         (2.10)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $            --     $            --     $         (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                                      --                  --               (0.00)+++
  In excess of net investment income                                                  --                  --               (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                                      --                  --               (0.03)
                                                                         ---------------     ---------------     ---------------
      Total distributions declared to shareholders                       $            --     $            --     $         (0.04)
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $          5.06     $          3.67     $          6.94
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     37.87%             (47.12)%            (23.24)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        0.90%               0.85%               0.84%
  Net investment (loss)                                                            (0.46)%             (0.39)%             (0.16)%
PORTFOLIO TURNOVER                                                                    90%                160%                 85%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $        76,159     $        39,941     $        75,413

                                                                        MID CAP GROWTH SERIES
                                                                        ---------------------
                                                                            PERIOD ENDED
                                                                            DECEMBER 31,
                                                                               2000*
                                                                           ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                     $         10.00
                                                                           ---------------
Income (loss) from investment operations# --
  Net investment income (loss)                                             $          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         (0.95)
                                                                           ---------------
      Total from investment operations                                     $         (0.92)
                                                                           ---------------
Less distributions declared to shareholders --
  From net investment income                                               $            --
  From net realized gain on investments and foreign currency
    transactions                                                                        --
  In excess of net investment income                                                    --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                        --
                                                                           ---------------
      Total distributions declared to shareholders                         $            --
                                                                           ---------------
Net asset value -- end of period                                           $          9.08
                                                                           ===============
TOTAL RETURN++                                                                       (9.24)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                          1.01%+
  Net investment (loss)                                                               0.97%+
PORTFOLIO TURNOVER                                                                      39%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                  $        26,556

                                                                                          MID CAP GROWTH SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $          3.67     $          6.94     $          7.09
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment loss                                                    $         (0.03)    $         (0.03)    $         (0.01)
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        1.40               (3.24)              (0.14)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          1.37     $         (3.27)    $         (0.15)
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $          5.04     $          3.67     $          6.94
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     37.33%             (47.12)%             (2.12)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        1.15%               1.10%               1.09%+
  Net investment loss                                                              (0.72)%             (0.60)%             (0.50)%+
PORTFOLIO TURNOVER                                                                    90%                160%                 85%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $        37,081     $        14,028     $         6,981

  * For the period from the commencement of the series' investment operations, August 31, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                             RESEARCH SERIES
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                                2003               2002                2001
                                                                          ---------------     ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         11.14     $         14.93     $         23.65
                                                                          ---------------     ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income                                                   $          0.11     $          0.08     $          0.05
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         2.69               (3.82)              (4.54)
                                                                          ---------------     ---------------     ---------------
      Total from investment operations                                    $          2.80     $         (3.74)    $         (4.49)
                                                                          ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.10)    $         (0.05)    $         (0.01)
  From net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (4.19)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --               (0.03)
                                                                          ---------------     ---------------     ---------------
      Total distributions declared to shareholders                        $         (0.10)    $         (0.05)    $         (4.23)
                                                                          ---------------     ---------------     ---------------
Net asset value -- end of period                                          $         13.84     $         11.14     $         14.93
                                                                          ===============     ===============     ===============
TOTAL RETURN++                                                                      25.32%&            (25.11)%            (21.40)%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.80%               0.78%               0.76%
  Net investment income                                                              0.93%               0.61%               0.28%
PORTFOLIO TURNOVER                                                                    124%                 98%                 89%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $       466,139     $       458,394     $       826,315

                                                                                   RESEARCH SERIES
                                                                          ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------
                                                                               2000                1999
                                                                          ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         27.61     $         23.02
                                                                          ---------------     ---------------
Income (loss) from investment operations# --
  Net investment income                                                   $          0.01     $          0.03
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        (0.99)               5.37
                                                                          ---------------     ---------------
      Total from investment operations                                    $         (0.98)    $          5.40
                                                                          ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.03)    $         (0.07)
  From net realized gain on investments and foreign currency
    transactions                                                                    (2.95)              (0.74)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --
                                                                          ---------------     ---------------
      Total distributions declared to shareholders                        $         (2.98)    $         (0.81)
                                                                          ---------------     ---------------
Net asset value -- end of period                                          $         23.65     $         27.61
                                                                          ===============     ===============
TOTAL RETURN++                                                                      (4.10)%             24.14%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.74%               0.75%
  Net investment income                                                              0.03%               0.14%
PORTFOLIO TURNOVER                                                                     95%                 94%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $     1,209,927     $     1,245,431

                                                                                          RESEARCH SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001*
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $         11.09     $         14.91     $         15.42
                                                                         ---------------     ---------------     ---------------
Income from investment operations# --
  Net investment income                                                  $          0.08     $          0.06     $          0.01
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        2.68               (3.83)              (0.52)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          2.76     $         (3.77)    $         (0.51)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders from net investment income   $         (0.08)    $         (0.05)                $--
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         13.77     $         11.09     $         14.91
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     25.01%&            (25.36)%             (3.31)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        1.05%               1.03%               1.01%+
  Net investment income                                                             0.67%               0.48%               0.17%+
PORTFOLIO TURNOVER                                                                   124%                 98%                 89%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $        16,010     $         7,134     $         3,109

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 & The series' total return calculation includes proceeds received on March 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. The proceeds resulted in an increase in the net asset value of $0.06 per share based on shares outstanding on the day the proceeds were received. Excluding the effect of this payment from the series' ending net asset value per share, total returns for the year ended December 31, 2003 would have been 24.80% and 24.49% for Initial Class and Service Class shares, respectively.

                       See notes to financial statements.

                                                                                            TOTAL RETURN SERIES
                                                                          ------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------------------------
                                                                                2003               2002                2001
                                                                          ---------------     ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         15.90     $         17.95     $         19.69
                                                                          ---------------     ---------------     ---------------
Income (loss) from investment operations#@ --
  Net investment income                                                   $          0.42     $          0.50     $          0.57
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         2.24               (1.44)              (0.46)
                                                                          ---------------     ---------------     ---------------
      Total from investment operations                                    $          2.66     $         (0.94)    $          0.11
                                                                          ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.56)    $         (0.55)    $         (0.66)
  From net realized gain on investments and foreign currency
    transactions                                                                       --               (0.47)              (1.19)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --               (0.09)                 --
                                                                          ---------------     ---------------     ---------------
      Total distributions declared to shareholders                        $         (0.56)    $         (1.11)    $         (1.85)
                                                                          ---------------     ---------------     ---------------
Net asset value -- end of period                                          $         18.00     $         15.90     $         17.95
                                                                          ===============     ===============     ===============
TOTAL RETURN++                                                                      17.15%              (5.69)%              0.52%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.71%               0.70%               0.70%
  Net investment income@                                                             2.52%               2.95%               3.13%
PORTFOLIO TURNOVER                                                                     65%                 82%                101%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $     1,618,983     $     1,571,494     $     1,872,185

                                                                                  TOTAL RETURN SERIES
                                                                          ------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                          ------------------------------------
                                                                               2000                1999
                                                                          ---------------     ---------------
INITIAL CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                    $         18.76     $         21.26
                                                                          ---------------     ---------------
Income (loss) from investment operations#@
  Net investment income                                                   $          0.66     $          0.65
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                         2.20                0.04
                                                                          ---------------     ---------------
      Total from investment operations                                    $          2.86     $          0.69
                                                                          ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                              $         (0.71)    $         (0.71)
  From net realized gain on investments and foreign currency
    transactions                                                                    (1.22)              (2.48)
  In excess of net realized gain on investments and foreign currency
    transactions                                                                       --                  --
                                                                          ---------------     ---------------
      Total distributions declared to shareholders                        $         (1.93)    $         (3.19)
                                                                          ---------------     ---------------
Net asset value -- end of period                                          $         19.69     $         18.76
                                                                          ===============     ===============
TOTAL RETURN++                                                                      16.77%               2.84%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                         0.70%               0.69%
  Net investment incomeSection                                                       3.60%               3.30%
PORTFOLIO TURNOVER                                                                     94%                113%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                 $     1,841,586     $     1,879,946

                                                                                         TOTAL RETURN SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002                2001*
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period                                   $         15.85     $         17.93     $         17.94
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations#@@ --
  Net investment income                                                  $          0.36     $          0.45     $          0.33
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        2.24               (1.43)              (0.34)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          2.60     $         (0.98)    $         (0.01)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $         (0.53)    $         (0.54)    $            --
  From net realized gain on investments and foreign currency
    transactions                                                                      --               (0.47)                 --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                      --               (0.09)                 --
                                                                         ---------------     ---------------     ---------------
      Total distributions declared to shareholders                       $         (0.53)    $         (1.10)    $            --
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         17.92     $         15.85     $         17.93
                                                                         ===============     ===============     ===============
TOTAL RETURN++                                                                     16.83%              (5.88)%             (0.06)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses##                                                                        0.95%               0.95%               0.97%+
  Net investment income@                                                            2.20%               2.77%               2.35%+
PORTFOLIO TURNOVER                                                                    65%                 82%                101%
NET ASSETS AT END OF PERIOD (000 OMITTED)                                $       300,220     $       152,768     $        39,015

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.05%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.05, increase net realized and unrealized gains and losses per share by less than $0.05, and decrease the ratio of net investment income to average net assets by 0.38%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

                                                                                           UTILITIES SERIES
                                                                         -------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                         -------------------------------------------------------
                                                                               2003               2002                2001
                                                                         ---------------     ---------------     ---------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $          9.28     $         12.61     $         19.08
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations#@ --
  Net investment income                                                  $          0.24     $          0.26     $          0.35
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        3.05               (3.22)              (4.46)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          3.29     $         (2.96)    $         (4.11)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $         (0.34)    $         (0.37)    $         (0.63)
  From net realized gain on investments and foreign currency
    transactions                                                                      --                  --               (1.71)
  In excess of net investment income                                                  --                  --               (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                                      --                  --               (0.02)
                                                                         ---------------     ---------------     ---------------
      Total distributions declared to shareholders                       $         (0.34)    $         (0.37)    $         (2.36)
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         12.23     $          9.28     $         12.61
                                                                         ===============     ===============     ===============
Total return++                                                                     36.26%             (23.87)%            (24.34)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                        0.84%               0.82%               0.78%
  Net investment income@                                                            2.28%               2.55%               2.25%
Portfolio turnover                                                                   134%                 79%                104%
Net assets at end of period (000 Omitted)                                $       287,648     $       241,772     $       467,632

                                                                                  UTILITIES SERIES
                                                                         -----------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------
                                                                              2000                1999
                                                                         ---------------     ---------------
INITIAL CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $         19.84     $         17.08
                                                                         ---------------     ---------------
Income (loss) from investment operations#@ --
  Net investment income                                                  $          0.80     $          0.35
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        0.49                4.52
                                                                         ---------------     ---------------
      Total from investment operations                                   $          1.29     $          4.87
                                                                         ---------------     ---------------
Less distributions declared to shareholders --
  From net investment income                                             $         (0.24)    $         (0.30)
  From net realized gain on investments and foreign currency
    transactions                                                                   (1.81)              (1.81)
  In excess of net investment income                                                  --                  --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                      --                  --
                                                                         ---------------     ---------------
      Total distributions declared to shareholders                       $         (2.05)    $         (2.11)
                                                                         ---------------     ---------------
Net asset value -- end of period                                         $         19.08     $         19.84
                                                                         ===============     ===============
Total return++                                                                      7.00%              31.30%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                        0.80%               0.82%
  Net investment income@                                                            4.11%               2.01%
Portfolio turnover                                                                   118%                139%
Net assets at end of period (000 Omitted)                                $       622,564     $       408,901

                                                                                            UTILITIES SERIES
                                                                         -------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                                         -----------------------------------       DECEMBER 31,
                                                                              2003                2002               2001**
                                                                         ---------------     ---------------     ---------------
SERVICE CLASS SHARES
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                   $          9.24     $         12.59     $         14.01
                                                                         ---------------     ---------------     ---------------
Income (loss) from investment operations#@@ --
  Net investment income                                                  $          0.20     $          0.24     $          0.08
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                        3.06               (3.22)              (1.50)
                                                                         ---------------     ---------------     ---------------
      Total from investment operations                                   $          3.26     $         (2.98)    $         (1.42)
                                                                         ---------------     ---------------     ---------------
Less distributions declared to shareholders from net investment income   $         (0.32)    $         (0.37)    $            --
                                                                         ---------------     ---------------     ---------------
Net asset value -- end of period                                         $         12.18     $          9.24     $         12.59
                                                                         ===============     ===============     ===============
Total return++                                                                     36.03%             (24.09)%            (10.14)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                        1.09%               1.07%               1.05%+
  Net investment income@@                                                           1.95%               2.41%               1.60%+
Portfolio turnover                                                                   134%                 79%                104%
Net assets at end of period (000 Omitted)                                $        22,555     $        12,763     $         7,919

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01). #Per share data are based on average shares outstanding. ## Ratios do not reflect reductions from fees paid indirectly.
++ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.
 @ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.03%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.
@@ As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains and losses per share by less than $0.01 and decrease the ratio of net investment income to average net assets by 0.02%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series*, Capital Opportunities Series, Emerging Growth Series*, Emerging Markets Equity Series, Global Governments Series, Global Growth Series*, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series, International Value Series, Managed Sectors Series*, Massachusetts Investors Growth Stock Series, Massachusetts Investors Trust Series*, Mid Cap Growth Series*, Mid Cap Value Series, Money Market Series, New Discovery Series, Research Series*, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Income Series, Strategic Value Series, Technology Series, Total Return Series*, Utilities Series*, and Value Series. All of these series are diversified except for the Global Governments Series, High Yield Series, Managed Sectors Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the 1940 Act, as amended. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Each series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or each series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Each series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of each series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in each series' portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Listed options are valued at the closing price as reported by an independent pricing service on the principal exchange on which they are traded. Unlisted options are valued by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. Each series' use of amortized cost is subject to each series' compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

REPURCHASE AGREEMENTS -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- Each series may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. Each series, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of each series' management on the direction of interest rates.

SECURITY LOANS -- State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2003, the value of securities loaned for the Utilities Series was $21,551,388. These loans were collateralized by cash of $22,367,093 and non-cash U.S. Treasury obligations of $1,166,150.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The following series were participants in a class-action lawsuit against Cendant Corporation. On March 26, 2003, the series received a cash settlement, recorded as a realized gain on investment transactions. The proceeds from the non-recurring litigation settlement resulted in an increase in net asset value per share based on the shares outstanding on the day proceeds were received as follows.

                                                         CAPITAL          EMERGING           GLOBAL
                                                      APPRECIATION         GROWTH            GROWTH
                                                         SERIES            SERIES            SERIES
          ----------------------------------------------------------------------------------------------
          Cash Settlement                            $    13,278,304   $     5,764,504   $     1,246,578
          Increase in net asset value per share      $          0.28   $          0.16   $          0.06

                                                         MANAGED        MASSACHUSETTS
                                                         SECTORS       INVESTORS TRUST      RESEARCH
                                                         SERIES            SERIES            SERIES
          ----------------------------------------------------------------------------------------------
          Cash Settlement                            $       635,017   $       106,672   $     2,202,987
          Increase in net asset value per share      $          0.06   $         0.002   $          0.06

Excluding the effect of these payments from the series' ending net asset value per share, total return for the year ended December 31, 2003 would have been lower by:

                                                   CAPITAL      EMERGING     GLOBAL     MANAGED    MASSACHUSETTS
                                                APPRECIATION     GROWTH      GROWTH     SECTORS   INVESTORS TRUST   RESEARCH
                                                   SERIES        SERIES      SERIES     SERIES        SERIES         SERIES
          -------------------------------------------------------------------------------------------------------------------
          Initial Class                             2.08%         1.48%       0.79%      0.45%         0.01%          0.52%
          Service Class                             2.09%         1.50%       0.80%      0.46%         0.01%          0.52%

Each series may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 0.01%. The series holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the series may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the series' other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the year ended December 31, 2003, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, the series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.

                                                             CAPITAL       EMERGING       GLOBAL        MANAGED    MASSACHUSETTS
                                                          APPRECIATION      GROWTH        GROWTH        SECTORS   INVESTORS TRUST
                                                             SERIES         SERIES        SERIES        SERIES        SERIES
            ---------------------------------------------------------------------------------------------------------------------
            Balance credits                                 $    429       $    389      $    185      $     --      $      --
            Directed brokerage credits                        41,193         15,506           941           178         33,389
                                                            --------       --------      --------      --------      ---------
            Total                                           $ 41,622       $ 15,895      $  1,126      $    178      $  33,389
                                                            --------       --------      --------      --------      ---------

                                                                            MID CAP                     TOTAL
                                                                            GROWTH       RESEARCH       RETURN       UTILITIES
                                                                            SERIES        SERIES        SERIES        SERIES
            ---------------------------------------------------------------------------------------------------------------------
            Balance credits                                                $     --      $     11      $  1,812      $     236
            Directed brokerage credits                                           --        15,087         2,042         13,201
                                                                           --------      --------      --------      ---------
            Total                                                          $     --      $ 15,098      $  3,854      $  13,437
                                                                           --------      --------      --------      ---------

TAX MATTERS AND DISTRIBUTIONS -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                          CAPITAL APPRECIATION SERIES         EMERGING GROWTH SERIES
                                      ---------------------------------   ---------------------------------
                                                 DECEMBER 31,                      DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2003              2002              2003              2002
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $            --   $     1,593,656   $            --   $            --

                                             GLOBAL GROWTH SERIES
                                      ---------------------------------
                                                 DECEMBER 31,
                                      ---------------------------------
                                           2003              2002
-----------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $       815,119   $       610,272

                                                                                    MASSACHUSETTS
                                           MANAGED SECTORS SERIES               INVESTORS TRUST SERIES
                                      ---------------------------------   ---------------------------------
                                                DECEMBER 31,                         DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2003              2002              2003              2002
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $            --   $            --   $    12,846,153   $    15,218,978

                                            MID CAP GROWTH SERIES
                                      ---------------------------------
                                                 DECEMBER 31,
                                      ---------------------------------
                                           2003              2002
-----------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $            --   $            --

                                               RESEARCH SERIES                   TOTAL RETURN SERIES
                                      ---------------------------------   ---------------------------------
                                                 DECEMBER 31,                        DECEMBER 31,
                                      ---------------------------------   ---------------------------------
                                           2003              2002              2003              2002
-----------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $     3,833,763   $     2,669,846   $    57,181,077   $    87,978,356
  Long-term capital gain                           --                --                --        32,999,423
                                      ---------------   ---------------   ---------------   ---------------
                                      $     3,833,763   $     2,669,846   $    57,181,077   $   120,977,779
                                      ===============   ===============   ===============   ===============

                                              UTILITIES SERIES
                                      ---------------------------------
                                                DECEMBER 31,
                                      ---------------------------------
                                           2003              2002
-----------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $     8,557,499   $    12,824,759
  Long-term capital gain                           --                --
                                      ---------------   ---------------
                                      $     8,557,499   $    12,824,759
                                      ===============   ===============

During the year ended December 31, 2003, the reclassifications due to differences between book and tax accounting were as follows:

                                                CAPITAL          EMERGING           GLOBAL            MANAGED        MASSACHUSETTS
                                             APPRECIATION         GROWTH            GROWTH            SECTORS       INVESTORS TRUST
                                                SERIES            SERIES            SERIES            SERIES            SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease)
     Paid-in-capital                        $            --   $      (752,032)  $            --   $            --   $             1
     Accumulated undistributed net
       realized gain (loss) on investments
       and foreign currency transactions            (29,178)           (9,353)          452,114               (90)           35,787
     Accumulated undistributed net
       investment income                             29,178           761,385          (452,114)               90           (35,788)

                                                                  MID CAP                             TOTAL
                                                                  GROWTH           RESEARCH           RETURN           UTILITIES
                                                                  SERIES            SERIES            SERIES             SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     Increase (decrease)
     Paid-in-capital                                          $      (393,247)  $            --   $            --   $            --
     Accumulated undistributed net
       realized gain (loss) on investments
       and foreign currency transactions                                  565            (2,149)       (4,597,559)          (80,245)
     Accumulated undistributed net
       investment income                                              392,682             2,149         4,597,559            80,245

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                CAPITAL          EMERGING           GLOBAL            MANAGED        MASSACHUSETTS
                                             APPRECIATION         GROWTH            GROWTH            SECTORS          INVESTORS
                                                SERIES            SERIES            SERIES            SERIES         TRUST SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     Undistributed ordinary income          $       433,808   $            --   $       842,108   $        63,588   $    11,696,086
     Capital loss carryforward                 (780,477,428)     (509,354,163)     (115,140,821)     (212,869,084)     (425,476,832)
     Unrealized gain                             59,621,530        37,622,582        17,853,753        25,734,401        85,526,244
     Other temporary differences                         --                --           (33,531)               --                --

                                                                  MID CAP                             TOTAL
                                                                  GROWTH           RESEARCH           RETURN           UTILITIES
                                                                  SERIES            SERIES            SERIES             SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     Undistributed ordinary income                            $            --   $     4,201,517   $    48,370,035   $     6,197,610
     Capital loss carryforward                                    (54,606,893)     (321,202,683)      (57,659,657)     (233,169,383)
     Unrealized gain                                               13,669,022        30,820,125       143,357,016        25,164,589
     Other temporary differences                                           --                --           (14,491)          (45,758)

At December 31, 2003, each series, for federal income tax purposes, had capital loss carryforwards, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                CAPITAL          EMERGING           GLOBAL            MANAGED         MASSACHUSETTS
                                             APPRECIATION         GROWTH            GROWTH            SECTORS           INVESTORS
     EXPIRATION DATE                            SERIES            SERIES            SERIES            SERIES          TRUST SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     December 31, 2009                      $  (400,122,192)  $  (280,126,296)  $   (69,393,524)  $  (155,812,076)  $  (201,118,577)
     December 31, 2010                         (348,269,974)     (229,227,867)      (45,747,297)      (57,057,008)     (207,883,555)
     December 31, 2011                          (32,085,262)               --                --                --       (16,474,700)
                                            ---------------   ---------------  ----------------   ---------------   ---------------
     Total                                  $  (780,477,428)  $  (509,354,163)  $  (115,140,821)  $  (212,869,084)  $  (425,476,832)
                                            ===============   ===============  ================   ===============   ===============

                                                                  MID CAP                             TOTAL
                                                                  GROWTH           RESEARCH           RETURN           UTILITIES
     EXPIRATION DATE                                              SERIES            SERIES            SERIES             SERIES
     ------------------------------------------------------------------------------------------------------------------------------
     December 31, 2009                                        $      (176,382)  $  (159,339,939)  $            --   $  (110,126,560)
     December 31, 2010                                            (54,430,511)     (161,862,744)      (57,659,657)     (123,042,823)
                                                              ---------------  ----------------   ---------------   ---------------
     Total                                                    $   (54,606,893)  $  (321,202,683)  $   (57,659,657)  $  (233,169,383)
                                                              ===============  ================   ===============   ===============

For the Global Growth Series, realized gain is reported net of any foreign capital gains tax in the statement of operations.

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST -- Each series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER -- Each series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follows:

                                                                          MANAGEMENT     EXPENSE
                                                                             FEES      LIMITATIONS
           ---------------------------------------------------------------------------------------
           Capital Appreciation Series                                      0.75%*       1.25%
           Emerging Growth Series                                           0.75%*        N/A
           Global Growth Series                                             0.90%#        N/A
           Managed Sectors Series                                           0.75%*       1.25%
           Massachusetts Investors Trust Series                             0.55%        1.25%
           Mid Cap Growth Series                                            0.75%         N/A
           Research Series                                                  0.75%*        N/A
           Total Return Series                                              0.75%*       1.25%
           Utilities Series                                                 0.75%*        N/A

* The management fee for Capital Appreciation Series is 0.75% of the first $1 billion of average net assets, 0.675% of the average net assets of the next $500 million and 0.65% of the average net assets in excess of $1.5 billion. The management fee for the Emerging Growth Series, Managed Sectors Series, Research Series, Total Return Series and Utilities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the Total Return Series is reduced to 0.60% of the average net assets in excess of $1 billion.

# Effective 01/01/04 the management fee for the Global Growth Series will be 0.90% for the first $1 billion of average net assets, 0.75% of the next $1 billion of average net assets, and 0.65% of average net assets in excess of $2 billion.

Each series pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

ADMINISTRATOR -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

           First $2 billion                                                 0.0175%
           Next $2.5 billion                                                0.0130%
           Next $2.5 billion                                                0.0005%
           In excess of $7 billion                                          0.0000%

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                    CAPITAL         EMERGING          GLOBAL
                                                                                 APPRECITAION        GROWTH           GROWTH
                                                                                    SERIES           SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                                    $  681,078,796   $   426,802,698   $ 246,411,036
                                                                                ==============   ===============   =============
Sales
Investments (non-U.S. government securities)                                    $  769,356,042   $   486,458,524   $ 273,100,340
                                                                                ==============   ===============   =============

                                                                                                  MASSACHUSETTS
                                                                                    MANAGED         INVESTORS         MID CAP
                                                                                    SECTORS           TRUST           GROWTH
                                                                                    SERIES           SERIES           SERIES
--------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                                    $  122,091,758   $   867,112,806   $  97,588,496
                                                                                ==============   ===============   =============
Sales
Investments (non-U.S. government securities)                                    $  149,683,733   $ 1,021,367,354   $  63,712,346
                                                                                ==============   ===============   =============

                                                                                                     TOTAL
                                                                                   RESEARCH          RETURN          UTILITIES
                                                                                    SERIES           SERIES            SERIES
--------------------------------------------------------------------------------------------------------------------------------
Purchases
U.S. government securities                                                      $           --   $   466,102,764   $   2,567,256
                                                                                ==============   ===============   =============
Investments (non-U.S. government securities)                                    $  551,366,939   $   618,469,712   $ 351,469,237
                                                                                ==============   ===============   =============
Sales
U.S. government securities                                                      $           --   $   438,124,866   $   7,923,099
                                                                                ==============   ===============   =============
Investments (non-U.S. government securities)                                    $  630,881,519   $   661,643,366   $ 368,490,433
                                                                                ==============   ===============   =============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                CAPITAL          EMERGING           GLOBAL            MANAGED        MASSACHUSETTS
                                             APPRECIATION         GROWTH            GROWTH            SECTORS          INVESTORS
                                                SERIES            SERIES            SERIES            SERIES          TRUST SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                              $   693,057,837   $   450,394,452   $   183,007,345   $   140,887,440   $ 1,153,270,045
                                            ===============   ===============   ===============   ===============   ===============
Gross unrealized appreciation                    67,597,468        47,803,984        20,430,362        27,022,971       103,005,871
Gross unrealized depreciation                    (7,981,219)      (10,182,801)       (2,583,972)       (1,288,570)      (17,487,582)
                                            ---------------   ---------------   ---------------   ---------------   ---------------
  Net unrealized appreciation               $    59,616,250   $    37,621,183   $    17,846,390   $    25,734,401   $    85,518,289
                                            ===============   ===============   ===============   ===============   ===============

                                                MID CAP                             TOTAL
                                                GROWTH           RESEARCH           RETURN           UTILITIES
                                                SERIES            SERIES            SERIES             SERIES
----------------------------------------------------------------------------------------------------------------
Aggregate cost                              $    99,602,891   $   478,535,932   $ 1,871,671,303   $   303,166,275
                                            ===============   ===============   ===============   ===============
Gross unrealized appreciation                    15,597,818        38,886,669       164,259,203        33,284,654
Gross unrealized depreciation                    (1,535,688)       (8,067,521)      (20,912,357)       (8,126,800)
                                            ---------------   ---------------   ---------------   ---------------
  Net unrealized appreciation               $    14,062,130   $    30,819,148   $   143,346,846   $    25,157,854
                                            ===============   ===============   ===============   ===============

(5) SHARES OF BENEFICIAL INTEREST

The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                   CAPITAL APPRECIATION SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      36,430,830   $   555,737,786        42,474,155   $   682,946,501
Shares issued to shareholders in
  reinvestment of distributions                          --                --            90,906         1,565,403
Shares redeemed                                 (43,541,461)     (659,490,318)      (55,840,522)     (889,386,800)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (7,110,631)  $  (103,752,532)      (13,275,461)  $  (204,874,896)
                                            ===============   ===============   ===============   ===============

                                                                 EMERGING GROWTH SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      17,237,076   $   211,585,016        20,253,765   $   253,927,926
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                 (23,555,654)     (284,330,504)      (34,253,773)     (423,717,122)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (6,318,578)  $   (72,745,488)      (14,000,008)  $  (169,789,196)
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       3,463,604   $    53,156,979         3,381,409   $    53,439,768
Shares issued to shareholders in
  reinvestment of distributions                          --                --             1,644            28,253
Shares redeemed                                  (3,209,643)      (49,113,958)       (2,382,212)      (36,613,620)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      253,961   $     4,043,021         1,000,841   $    16,854,401
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       2,393,685   $    29,186,780         2,228,880   $    27,843,598
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                  (2,124,183)      (25,692,327)       (1,558,799)      (18,550,199)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      269,502   $     3,494,453           670,081   $     9,293,399
                                            ===============   ===============   ===============   ===============

                                                                   GLOBAL GROWTH SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       3,261,710   $    30,596,849         3,856,438   $    33,369,620
Shares issued to shareholders in
  reinvestment of distributions                      95,459           802,813            62,880           603,651
Shares redeemed                                  (7,049,798)      (62,881,388)      (10,934,299)      (95,476,070)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (3,692,629)  $   (31,481,726)       (7,014,981)  $   (61,502,799)
                                            ===============   ===============   ===============   ===============

                                                                   MANAGED SECTORS SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       1,470,625   $    22,495,048         1,963,693   $    29,198,203
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                  (3,539,753)      (51,788,451)       (6,051,645)      (90,422,441)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (2,069,128)  $   (29,293,403)       (4,087,952)  $   (61,224,238)
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      1,530,109    $    13,660,385         1,758,881   $    15,293,619
Shares issued to shareholders in
  reinvestment of distributions                       1,468            12,306               692             6,621
Shares redeemed                                  (1,364,494)      (12,116,239)       (1,426,430)      (12,370,376)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      167,083   $     1,556,452           333,143   $     2,929,864
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                         135,985   $     2,044,987           220,169   $     3,327,852
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                    (132,155)       (2,006,538)          (90,626)       (1,261,743)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                        3,830   $        38,449           129,543   $     2,066,109
                                            ===============   ===============   ===============   ===============

                                                               MASSACHUSETTS INVESTORS TRUST SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      18,119,817   $   415,204,427        21,194,992   $   495,701,108
Shares issued to shareholders in
  reinvestment of distributions                     562,444        12,283,774           590,015        14,827,084
Shares redeemed                                 (26,183,745)     (591,212,146)      (35,897,100)     (833,050,961)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase (decrease)                        (7,501,484)  $  (163,723,945)      (14,112,093)  $  (322,522,769)
                                            ===============   ===============   ===============   ===============

                                                                MID CAP GROWTH SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      11,902,265   $    54,284,348         9,620,735   $    45,939,404
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                  (7,727,781)      (33,796,739)       (9,610,707)      (43,188,070)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase (decrease)                         4,174,484   $    20,487,609            0,028    $     2,751,334
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       4,191,568   $    95,283,815         4,095,094   $    95,430,886
Shares issued to shareholders in
  reinvestment of distributions                      25,821           562,379            15,626           391,897
Shares redeemed                                  (3,666,249)      (83,307,963)       (2,437,421)      (54,803,923)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      551,140   $    12,538,231         1,673,299   $    41,018,860
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       8,520,907   $    40,749,200         5,553,162   $    25,963,163
Shares issued to shareholders in
  reinvestment of distributions                          --                --                --                --
Shares redeemed                                  (4,988,390)      (24,285,882)       (2,731,972)      (10,964,635)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                     ,532,517   $    16,463,318         2,821,190   $    14,998,528
                                            ===============   ===============   ===============   ===============

                                                                       RESEARCH SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       5,919,002   $    74,898,604         7,745,297   $    96,759,973
Shares issued to shareholders in
  reinvestment of distributions                     323,079         3,780,030           190,922         2,646,176
Shares redeemed                                 (13,727,969)      (166,837,306)     (22,112,692)     (275,035,840)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (7,485,888)  $   (88,158,672)      (14,176,473)  $  (175,629,691)
                                            ===============   ===============   ===============   ===============

                                                                       TOTAL RETURN SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      17,626,716   $   294,494,534        27,552,402   $   458,385,379
Shares issued to shareholders in
  reinvestment of distributions                   3,226,008        51,583,867         6,686,488       114,806,974
Shares redeemed                                 (29,751,984)     (491,830,115)      (39,696,095)     (650,964,298)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (8,899,260)  $  (145,751,714)       (5,457,205)  $   (77,771,945)
                                            ===============   ===============   ===============   ===============

                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       1,398,843   $    17,711,972           777,100   $     9,978,777
Shares issued to shareholders in
  reinvestment of distributions                       4,608            53,733             1,711            23,670
Shares redeemed                                    (884,403)      (11,194,294)         (343,961)       (4,015,469)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      519,048   $     6,571,411           434,850   $     5,986,978
                                            ===============   ===============   ===============   ===============

                                                      YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                      13,709,379   $   230,394,938        11,179,458   $   187,090,249
Shares issued to shareholders in
  reinvestment of distributions                     351,142         5,597,210           360,023         6,170,805
Shares redeemed                                  (6,948,290)     (117,049,454)       (4,074,091)      (65,413,210)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                    7,112,231   $   118,942,694         7,465,390   $   127,847,844
                                            ===============   ===============   ===============   ===============

                                                                      UTILITIES SERIES
                                            --------------------------------------------------------------------
                                                       YEAR ENDED                           YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
INITIAL CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       7,142,580   $    77,482,205         7,281,139   $    72,443,492
Shares issued to shareholders in
  reinvestment of distributions                     812,301         8,106,762         1,156,656        12,376,218
Shares redeemed                                 (10,500,562)     (111,187,382)      (19,463,689)     (192,365,678)
                                            ---------------   ---------------   ---------------   ---------------
  Net decrease                                   (2,545,681)  $   (25,598,415)      (11,025,894)  $  (107,545,968)
                                            ===============   ===============   ===============   ===============

                                                        YEAR ENDED                         YEAR ENDED
                                                     DECEMBER 31, 2003                  DECEMBER 31, 2002
                                            ---------------------------------   ---------------------------------
SERVICE CLASS SHARES                             SHARES           AMOUNT            SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------
Shares sold                                       1,652,995   $    17,674,211         1,829,644   $    18,612,930
Shares issued to shareholders in
  reinvestment of distributions                      45,300           450,737            41,998           448,541
Shares redeemed                                  (1,227,397)      (13,206,592)       (1,119,354)      (10,548,532)
                                            ---------------   ---------------   ---------------   ---------------
  Net increase                                      470,898   $     4,918,356           752,288   $     8,512,939
                                            ===============   ===============   ===============   ===============

THIS PUBLICATION IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE PORTFOLIO BEING OFFERED.

(6) LINE OF CREDIT

Each series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2003 was as follows:

                                                               COMMITMENT
                                                                  FEE
            ---------------------------------------------------------------
            Capital Appreciation Series                      $        4,793
            Emerging Growth Series                                    2,302
            Global Growth Series                                      1,149
            Managed Sectors Series                                    1,066
            Massachusetts Investors Trust Series                      7,126
            Mid Cap Growth Series                                       539
            Research Series                                           2,428
            Total Return Series                                      12,078
            Utilities Series                                          1,908

Each series had no significant borrowings during the year.

(7) FINANCIAL INSTRUMENTS

The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions -- Emerging Growth Series

                                                               NUMBER OF          PREMIUMS
                                                               CONTRACTS          RECEIVED
            ---------------------------------------------------------------------------------
            Outstanding, beginning of period                            677     $     111,692
            Options written                                           6,316           825,657
            Options terminated in closing transactions               (2,516)         (398,210)
            Options exercised                                          (364)          (24,427)
            Options expired                                          (4,113)         (514,712)
                                                              -------------     -------------
            Outstanding, end of period                                   --     $          --
                                                              -------------     -------------

(8) LEGAL PROCEEDINGS

Massachusetts Financial Services Company ("MFS"), the series' investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit or deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.



This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statements of assets and liabilities of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series, and Utilities Series, (each a portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Capital Appreciation Series, Emerging Growth Series, Global Growth Series, Managed Sectors Series, Massachusetts Investors Trust Series, Mid Cap Growth Series, Research Series, Total Return Series, and Utilities Series as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 17, 2004

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (UNAUDITED)

DIVIDENDS RECEIVED DEDUCTION

For the year ended December 31, 2003, the amounts of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                           DIVIDENDS RECEIVED
                                                               DEDUCTIONS
            -----------------------------------------------------------------
            Global Growth Series                                      48.48%
            Massachusetts Investors Trust Series                        100%
            Total Return Series                                       32.17%
            Utilities Series                                          64.25%

For the year ended December 31, 2003, income from foreign sources for the Global Growth Series was $2,983,589, and the series designated a foreign tax credit of $523,318.

TRUSTEES AND OFFICERS
MFS(R)/SUN LIFE SERIES TRUST

500 Boylston Street, Boston, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES

C. James Prieur* Trustee (since July 1999) (born 4/21/51)
   Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
   Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES

J. Kermit Birchfield Trustee and Chairman (since May 1997) (born 1/8/40) Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
   AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation
   (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
   McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
   2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
   Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
   Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
   Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEES EMERITUS

Garth Marston Trustee Emeritus (born 4/28/26)
   Retired.

Samuel Adams(2)** Trustee Emeritus (born 10/19/25)
   Retired.

OFFICERS

John W. Ballen(3)++ President (born 9/12/59)
   Massachusetts Financial Services Company, Chief Executive Officer and
   Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
   Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
   Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
   Massachusetts Financial Services Company, Vice President, (since April 2003); Brown Brothers Harriman & co., Senior Vice President (November 2002 to April
   2003); ING Group N.V./Aveltus Investment Management, Senior Vice President (prior to November 2002)

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
   Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
   Massachusetts Financial Services Company, Senior Vice President (since July
   2002); The Bank of New York, Senior Vice President (September 2000 to July
   2002); Lexington Global Asset Managers, Inc., Executive Vice President and Cheif Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Robert J. Manning(4)++ President (born 10/20/63)
   Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
   Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
   Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
(2)  Retired December 31, 2003, and became Trustee Emeritus.
(3)  Resigned February 6, 2004.
(4)  Appointed on February 6, 2004.

* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

**   "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams was Of Counsel, has served as counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

     The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. this means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

     All Trustees currently serve as Trustees of each fund and have served in that capacity continuously since originally elected or appointed.

     All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.

     The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER

Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++

William J. Adams
S. Irfan Ali
David A. Antonelli
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John D. Laupheimer, Jr.
Gregory Locraft
Constantine Mokas
Lisa B. Nurme
Edward L. O'Dette
Stephen Pesek
Donald F. Pitcher, Jr.
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

(C) 2004 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.

++ MFS Investment Management(R)

[MFS(R)/SUN LIFE SERIES TRUST LOGO]

ANNUAL REPORT - DECEMBER 31, 2003


CAPITAL OPPORTUNITIES SERIES
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
MID CAP VALUE SERIES
NEW DISCOVERY SERIES
RESEARCH GROWTH AND INCOME SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
STRATEGIC VALUE SERIES
TECHNOLOGY SERIES
VALUE SERIES

TABLE OF CONTENTS

Letter from the Chairman                             1

Management Review                                    2

Performance Summary                                 11

Portfolio of Investments                            18

Financial Statements                                41

Notes to Financial Statements                       58

Independent Auditors' Report                        68

Federal Tax Information                             69

Board of Managers and Officers              Back Cover

      NOT FDIC INSURED              MAY LOSE VALUE             NO BANK GUARANTEE
      NOT A DEPOSIT                 NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

LETTER FROM THE CHAIRMAN
DEAR CONTRACT OWNERS,
In our view, the past year has been a promising one for investors. Financial markets have improved steadily, spurred by indications of a global economic recovery.

These developments make this an encouraging time for our contract owners. But we also think it's a time to reinforce the fundamentals of a sound investment strategy.

We think in any market environment the best approach for investors is disciplined diversification. This method of investing involves three simple steps. First, ALLOCATE your holdings across the major asset classes. Second, DIVERSIFY within each class so that you get exposure to different investment styles, such as growth and value, and market sectors, such as government and corporate bonds. Finally, to respond to the way market activity can shift the value of your accounts, REBALANCE your accounts on a routine schedule, such as once per year. Doing so will help you maintain your desired allocation across each asset class.

These investing fundamentals are often lost when markets are on an upswing. At such times, it's easy to be tempted to shift your holdings in the current, "hottest" performing investment. History suggests, however, that it is difficult to predict year after year what the best performing sector or market will be. While it is true that the past cannot offer any guarantees for the future, the markets historically have demonstrated the benefits of taking the prudent approach and spreading your assets across a variety of holdings. For investors with a long-term goal such as retirement, a balanced approach usually makes the most sense. As always, your investment professional can help you identify an appropriate mix of investments for your needs.


Respectfully,

/s/ C. James Prieur

C. James Prieur
President and Chief Operating Officer, Sun Life Financial, Inc.

January 19, 2004

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

Note to contract owners: Effective January 1, 2004, J. Kermit Birchfield, an independent trustee, was appointed Chairman of the Compass Board, which oversees the MFS/Sun Life Series Trust.

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April of 2003, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS and Sun Life -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

For U.S. investors in overseas stock markets, the big story of 2003 was the decline of the dollar relative to other currencies. While many developed-nation stock markets performed roughly in line with the broad U.S. market -- and developing nations in general did even better -- the declining dollar increased those returns for U.S. investors in overseas equities. For example, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index, a commonly used measure of the international stock market, returned 20.8% measured in local currencies but 39.2% when returns were converted into dollars. (Source: Morgan Stanley Capital International)

Factors that contributed to the dollar's decline against most currencies included a U.S. trade deficit that overseas investors viewed as excessive; low interest rates that decreased the attractiveness of dollar-denominated investments; and the Bush administration's apparent abandonment of a long-standing U.S. policy of publicly advocating a strong dollar.

In the bond market, we saw interest rates in many developed nations fall to historical lows in 2003. But by year-end, an improving global economy began to put upward pressure on rates, and Australia and the United Kingdom became the first major developed nations to raise rates. In the United States, the Federal Reserve Board kept short-term rates at a four-decade low through year-end.

However, long-term U.S. Treasury rates -- which are largely determined by investor sentiment -- rose modestly for the period as a whole and experienced sharp volatility in the spring and summer. Ten-year rates fell when the Fed, after its May meeting, expressed a strong desire to keep rates low and implied that it might use some unconventional strategies to do so -- such as buying longer-term bonds. Then long-term rates shot up in late June and July after the Fed lowered the short-term rate by only a quarter-point at its June meeting, disappointing a market that had expected a half-point drop. Many investors read the quarter-point move as a sign that perhaps the economy was improving faster than the Fed had expected.

In contrast, U.S. corporate bonds generally benefited from an accelerating recovery. Growth in GDP (gross domestic product), employment, and other economic measures pointed toward improving corporate bond fundamentals (factors such as earnings, cash flow growth, and credit quality).

In response, investors became less risk averse, and the "flight to quality" that had characterized the bond market in late 2002 began to fade. With Treasury yields at four-decade lows, investors in 2003 sought out higher-yielding corporate debt. Riskier, lower-rated bonds showed the best performance for the year.

MANAGEMENT REVIEW
CAPITAL OPPORTUNITIES SERIES
For the 12 months ended December 31, 2003, the series provided a total return of 28.30% for Initial Class shares and 28.00% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 28.67% over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index. The S&P 500 is a commonly used measure of the broad stock market. Over the same period, the average multi-cap core fund tracked by Lipper Inc., an independent firm that reports fund performance, returned 29.98%.

DETRACTORS FROM PERFORMANCE

Holdings in the technology, leisure and business services sectors were behind the series' underperformance relative to its benchmark.

During the period, the series had an underweighted position in Intel, which was the leading contributor to underperformance. Investor concerns over Intel's weak corporate technology spending abated, while the stock, which was sold during the period, improved on the news that certain products, such as its microprocessors in laptop PCs, had showed surprising strength.

Also underperforming in the technology sector was Network Associates. Network Associates stock fell after missing Wall Street analysts' earnings projections because of a sizable drop in customer spending on its Web security and anti-virus software products. The company blamed the shortfall on continued weakness in business technology spending.

Elsewhere in technology, however, the portfolio's relative performance was helped by our overweighted position in storage software firm VERITAS Software.

In basic materials, the stock of Owens Illinois, a company that manufactures glass and plastic packaging, was also a source of negative performance as it had to deal with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories. Investors were also concerned by the company's highly leveraged balance sheet and potential liabilities associated with asbestos in its plants.

Pharmaceutical company Schering Plough saw its stock price decline sharply during the period because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex.

The series' position in energy companies such as Noble Corp. also hurt relative performance. During the period, concerns arose over sustainable natural gas prices and the lack of evidence of capital spending in the industry, which caused the stocks to do poorly.

CONTRIBUTORS TO PERFORMANCE

The series generated its best performance relative to the benchmark from its positions in the retailing, consumer staples, and health care sectors.

Sears was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears' credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. The company's ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

In the health care sector, Genentech stock benefited from a string of good news that boosted the company's long-term prospects. New data about its colorectal drug Avastin came in better than expected while the company released promising clinical reports about psoriasis drug Raptiva and arthritis drug Rituxan. This stock was sold during the period.

The series' position in AT&T Wireless also helped performance, as the third largest U.S. wireless telephone company boosted sales and reduced costs.

The Consumer Staples sector also added positive relative returns, largely because it avoided stocks such as Coke, Sara Lee, and Proctor & Gamble.

INTERNATIONAL GROWTH SERIES
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 38.67% and Service Class shares 38.35%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 39.17% for the series' benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index, a commonly used measure of the international stock market. These returns also compare with a return over the same period of 36.00% for the Lipper International Fund Index. The Lipper Indices measure the performance of funds within their respective classifications. Over the same period, the average international fund tracked by Lipper Inc. returned 34.75%.

DETRACTORS FROM PERFORMANCE

Relative to the MSCI EAFE Index, portfolio performance suffered from an underweighting in the financial services sector, which performed very well over the period. Stock selection in the sector also held back performance. In particular, we did not own several banking stocks that had suffered in earlier periods but soared in the 2003 rally, including Deutsche Bank in Germany and UFJ Holdings in Japan. Not owning U.K.-based HSBC Holdings also hurt relative performance as the international financial services firm benefited from its exposure to the global recovery and in particular from its purchase of U.S. sub-prime lender Household International. Not owning Banco Santander also detracted from relative results.

However, several other financial services stocks were among the series' strongest-performing holdings. Our position in Australian insurer QBE rose sharply as the company benefited from a global trend toward higher policy prices. Anglo Irish Bank and Irish-listed German lender Depfa Bank also added to portfolio results. Both firms are niche lenders that benefited from high margins.

Stock selection and a relative overweighting in the leisure sector also hurt performance as the sector lagged the overall market. Our position in Anglo-Dutch publisher Reed Elsevier offered a relatively unexciting outlook as the firm's U.S. textbook business suffered from state budget cutbacks.

An overweighting in the consumer staples sector also held back performance, as the market rotated away from relatively defensive holdings in that sector and favored areas such as technology that were more linked to an economic recovery. In particular, our holding in Unilever was left behind in the rally as the firm failed to meet its management's aggressive growth targets. Similarly, Japanese cosmetics firm Shiseido was plagued by disappointing sales. Both Unilever and Shiseido were sold out of the portfolio over the period. And although our position in U.K.-based food and cleaning products giant Reckitt Benckiser performed strongly on an absolute basis, it still underperformed relative to the broad market, as represented by our benchmark, the MSCI EAFE Index.

The portfolio's cash position also detracted from relative performance. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection in utilities and communications made that sector the best-performing area in the portfolio over the period, on a relative basis. Previous to the period, telecommunications stocks in general had fallen dramatically for several years as the industry paid the price for a capital spending binge that had led to overcapacity and weak pricing. In late 2002 and 2003, we saw the industry start to recover. Telecom firms cut debt and began to run their operations in what we felt was a more sensible manner. Holdings that benefited from that recovery included KDDI, a Japanese cellular and long distance operator, and America Movil, a Latin American cellular operator.

Elsewhere in the utilities and communications sector, the series' position in Chinese electric utility Huaneng Power did well. The firm experienced strong growth as electric utilities in China struggled to keep pace with the country's rapid expansion of manufacturing.

While telecommunications holdings overall helped performance, two of the series' largest detractors over the period were also telecom stocks. Vodafone Holdings, which changed its name from Japan Telecom last year, lost value, and we sold our position. However, we maintained a position in its U.K.-based parent company, Vodafone Group; that position increased in value over the period, although it underperformed the broader market. Our position in Korean broadband operator Hanaro Telecom was hurt during the period by corporate sellers of the stock. But as of period-end we still favored Hanaro stock over the longer term, as the company was one of the few remaining operators in a market that has been consolidating.

Several retail stocks helped performance in that sector over the period. U.K. clothing retailer Next continued to grow its sales. Fashion firm Fast Retailing recovered from problems caused by merchandising issues and an overly ambitious expansion plan. We had owned the stock previously and sold it when year-over-year same-store sales (a key measure of retail businesses) turned negative. We repurchased the stock as the company addressed its problems and same-store sales once again turned positive and sold it during the period at a profit. Kingfisher, a British chain of do-it-yourself stores, began implementing a restructuring plan. And Mexican electronics retailer Grupo Elektra benefited from an expanding middle class and increased home ownership.

Stock selection in technology also helped relative performance. ARM Holdings, a U.K.-based semiconductor design firm, was the strongest contributor in the sector. This was a company that our analysts felt had a good business, but had been unjustifiably beaten down by the market. We bought the stock at what we felt was an attractive price, benefited when the stock recovered, and sold our position when we felt it had become fairly valued. Performance was also aided by Stanley Electric, a supplier of parts to Honda Motor, Netherlands-based consumer electronics firm Philips Electronics, and Finnish cellular handset firm Nokia. We sold our Nokia stock during the period and took some profits.

Individual stocks that contributed to performance also included
German-headquartered chemical firm Celanese, Swiss medical devices company Synthes-Stratec, and Japanese venture capital firm JAFCO. Celanese and JAFCO were subsequently sold from the portfolio.

NOTE TO CONTRACT OWNERS: EFFECTIVE AUGUST 26, 2003, THE LIPPER INTERNATIONAL FUNDS INDEX WAS NO LONGER A BENCHMARK OF THE PORTFOLIO.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 23.39% and Service Class shares 22.84%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 29.75% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned 26.75%.

PORTFOLIO MANAGEMENT UPDATE

In November 2003, Irfan Ali and Gregory Locraft joined Stephen Pesek in managing the portfolio. There has been no change to the series' investment philosophy or approach. The portfolio will continue to pursue its traditional bottom-up, well-diversified, growth-at-a-reasonable-price strategy.

DETRACTORS FROM PERFORMANCE

The series' performance lagged that of its benchmark during the period. Positioning among technology, industrial goods and services, and business services concerns comprised the chief areas of disappointment.

Maintaining an underweighted position among technology stocks in general, and semiconductor concerns in particular, hurt relative results. Overall stock selection in the sector also hurt performance. Strong gains from portfolio holdings such as chip maker Analog Devices and storage software provider VERITAS Software failed to fully offset the performance drag of being underweighted in semiconductor giants Intel and Texas Instruments. Stocks of electronic component makers and equipment suppliers rallied strongly over the period as investors anticipated a cyclical rebound in demand. By the end of the period, evidence of strength in specific product markets led us to selectively increase our exposure to those areas.

Stock selection in the industrial goods and services area also hurt performance. Our holding in aerospace and defense firm Northrop Grumman disappointed as a number of one-time charges masked otherwise good operating performance. We sold the stock during the period. Being underweighted in General Electric also detracted from relative results as the stock delivered strong performance for the year.

In business services, our position in Automatic Data Processing held back performance. Early in 2003, the company had managed amid a weak environment -- soft demand for its payroll and financial services trade processing services -- by cutting costs. In March, ADP management signaled that they would increase spending in the firm's payroll processing business, a move that we felt would dampen future earnings potential. The stock fell on the news of the change in strategy, and we sold our position.

Retailer Kohl's was also a significant performance detractor. Weakness in the moderate price apparel area led the company to report disappointing sales and earnings. As of the end of the period, we felt this setback was temporary in nature.

The portfolio's cash position also detracted from relative performance. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Holdings in the health care sector boosted portfolio results. We avoided or underweighted a number of large-cap pharmaceutical stocks because we felt their medium-term growth prospects would be limited by patent expirations on key products as well as by a dearth of new drugs in the development pipeline. Instead, we trained our sights on select biotechnology concerns we believed would offer stronger sustainable growth. For example, we favored Genentech and Amgen over Johnson & Johnson, in which we were relatively underweighted, and Merck, which we did not own. This positioning proved beneficial during the period. Our holdings in pharmaceutical and health care products company Wyeth, however, detracted from results.

Underweighting consumer staples concerns also helped performance as that sector lagged the overall market. Avoiding Coca Cola was particularly helpful, as the company reported lackluster volume growth. Reducing our position in Colgate-Palmolive in favor of other opportunities also proved beneficial to performance.

Other contributors to performance included overweighted positions in InterActiveCorp in the leisure sector and Best Buy in the retailing sector.

MID CAP VALUE SERIES
For the 12 months ended December 31, 2003, the series provided a total return of 32.24% for Initial Class shares and 31.90% for Service Class shares. These returns, which include the reinvestment of any capital gains and dividend distributions, but do not reflect any applicable contract or surrender charges, compare with a return of 38.07% over the same period for the series' benchmark, the Russell Midcap Value Index (the Russell Index). The Russell Index measures the performance of U.S. mid-cap value stocks. During the same period, the average mid-cap value fund tracked by Lipper Inc. returned 39.85%.

DETRACTORS FROM PERFORMANCE

Basic materials, leisure and the health care sectors were the three most significant detractors from relative performance, other than cash. Among the series' basic materials holdings, specialty paper companies such as Bowater turned in weak performance. Bowater makes, among other products, specialty papers and newsprint. Newspaper print advertising, especially at the local level, did not recover in this economic recovery as quickly as it has in the past. As a result, sales for the company suffered.

Bottling is a core product of Owens Illinois, which is also part of the basic materials sector. Owens uses natural gas as its chief energy source in making bottles, and the price of natural gas rose throughout the period. Owens was not able to pass on that increase to its customers, so the increased costs directly impacted revenues.

Although the series avoided the poor performance of Eastman Kodak, its leisure holdings produced disappointing results. Quebecor World, also in the leisure group, is a large commercial printer that announced the resignation of its CEO and lower earnings on the same day late in 2002. We sold the last of our position in the first quarter of 2003.

The Series' overweighted position in health care, as well as stock selection, hurt relative performance. Tenet Healthcare, Lifepoint Hospitals, and AmeriSourceBergen were particularly disappointing even though they were not among the top detractors for the series. Tenet's stock price declined because the company was being investigated for Medicare billing and doctor referral practices. Wholesale drug distributor AmeriSourceBergen announced in December 2003 that it would miss its earnings target and that it lost its biggest client, the Veterans Administration. The stock dropped sharply. Lifepoint Hospitals also detracted from returns and was sold from the portfolio.

Other stocks that detracted from results were Noble Corporation and Networks Associates. Noble is an oil and natural gas exploration, production, and marketing company. Network Associates was a victim of the slow recovery in business' technology spending. As a result, the company missed its earnings estimate. The series also received weak results from Alliant Techsystems, GlobalSantaFe, and Cincinnati Bell.

The series' cash position also detracted from relative performance. As with nearly all series, this series holds some cash to facilitate transactions and to provide liquidity. In a period when equity markets rose sharply, cash hurt performance relative to the Russell Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Financial services, special business products and services, and retailing were the series' strongest-performing sectors. Although there were no financial stocks among the series' top contributors, financial holdings that did the best were thrift institutions located in metropolitan New York and New Jersey. Regional institutions such as Dime Community Bancshares and New York Community Bancorp continued to benefit from a strong mortgage environment, especially in multi-family housing. Other financial services contributors included Mellon Financial and iStar Financial. The stock market's rally helped increase Mellon's revenues from its stock custody business and its investment management activities. iStar is a real estate investment trust that experienced increased deal flow as a result of an improved commercial real estate market. Dime Community and Mellon were sold when they reached our price target.

The retail climate continues to be strong buoyed by consumer spending. Beneficiaries of that spending include Best Buy, Foot Locker, Liz Claiborne, and Office Depot, none of which were among top series' contributors. Office Depot stock received an added lift from announcing a new management team early in the year and the company's restructuring efforts. Avoidance of JCPenney and Jones Apparel also contributed to relative results. Sears Roebuck delivered strong returns as a result of selling its credit card business to Citigroup. The series sold its positions in Best Buy and Foot Locker.

Special business products and services include a diverse group of companies, a number of which contributed to series' returns. For example, Modus Professional Services (MPS) stock rose on the strength of increased requests for temporary help in the technology, law, and engineering industries. School Specialty, which sell school desks, chairs, and related supplies, performed better than the company had projected because school budgets were not slashed as deeply as the company expected.

Other stocks that contributed to performance included VERITAS, Applied Micro Circuits, Cypress Semiconductor, and Calpine. Signs of improving balance sheet strength led to strong performance for data storage software company VERITAS. The stock prices of Applied Micro Circuits and Cypress rose as the environment for capital spending on technology improved. Calpine restructured its debt, and demand started to catch up to the company's generating capacity when the economy began to improve. VERITAS, Applied Micro Circuits and Cypress Semiconductor were sold from the portfolio by period end.

NEW DISCOVERY SERIES
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 35.29% and Service Class shares 35.01%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 48.54% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of U.S. small-cap growth stocks. During the same period, the average small-cap growth fund tracked by Lipper Inc. returned 44.77%.

MARKET ENVIRONMENT

In the early months of 2003, investors were battered by economic and geopolitical uncertainty. By year-end, however, investors were celebrating 2003 as the first positive year for global markets since 1999. The turnaround in global stock markets began in March and April, when it became apparent that the U.S.- and British-led coalition was on the verge of military success in Iraq. The release of increasingly positive economic numbers as 2003 progressed, particularly in the corporate earnings area, helped drive the ensuing equity rally. In addition, investor concern over issues that had held back the market in the first quarter -- including the Iraq situation, a short-lived SARS epidemic, and corporate misdeeds -- largely faded as the year progressed.

In the equity markets, the big surprise of 2003 was investors' appetite for risk. After a brutal three-year market decline, many observers -- including MFS -- believed investors would avoid risky investments. Instead, we experienced an equity rally led by relatively low-quality, higher-risk stocks -- stocks of companies with substantial debt on their balance sheets, low profit margins, and/or second- and third-tier competitive positioning. For much of 2003, investors seemed to favor the stocks that had previously fallen the hardest, rather than bidding up industry leaders that had weathered the global downturn relatively well. Toward the end of the year, however, we felt the market was beginning to rotate toward less risky companies with stronger fundamentals (business factors such as earnings and cash flow growth).

DETRACTORS FROM PERFORMANCE

We think the series' underperformance over the period, relative to its Russell 2000 Growth benchmark, can be attributed in part to the character of the 2003 rally. In general, we felt some of the better-performing stocks over the period were lower quality, more speculative companies -- companies with low or no earnings, high valuations and/or substantial debt. Many were stocks that had fallen to extremely low prices before the market appeared to bottom in March and then delivered strong performance off that bottom. Most of those stocks did not fit the series' strategy of investing in firms that we feel have strong long-term business fundamentals. While sticking with our strategy hurt performance over the period, we believe that avoiding stocks with relatively weak fundamentals helps our contract owners over the longer term.

Our technology holdings underperformed on a relative basis. The stock price of Network Associates, a leading provider of anti-spam and anti-virus software, declined when the firm brought down earnings guidance and had to restate five years of earnings following a government investigation. We continued to hold the stock at the end of the period, as signs of accelerating sales trends began to emerge.

Health care was another area that held back portfolio performance. AMN Healthcare's stock price tumbled as investors were disappointed by weak demand for the company's temporary nursing services, and the position was sold out of the portfolio by period end. Pharmaceutical Product Development, a provider of outsourced biotechnology research services, experienced a slow down in demand as large pharmaceutical companies cut their research budgets. Much of the market's strong performance in the sector came from rather speculative biotechnology stocks, and we were underweighted in that industry. Meanwhile, we did have a number of strong-performing health care positions, including long-term acute care provider Select Medical and our long-time holding in pharmaceutical benefits manager Caremark Rx.

Leisure sector holdings also detracted from performance. Scholastic Corp.'s stock tumbled because the weak economy hurt sales of children's books and educational materials. California Pizza Kitchen struggled with the introduction of a new dinner menu and lower volumes at some of its newer restaurants. Both positions were sold out of the portfolio by period-end.

The series' cash position also detracted from relative performance. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 2000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

In the financial services sector, relative performance was helped by a general avoidance of several areas that underperformed, particularly banks, whose profits were hurt for much of the year by low interest rates, and insurance brokers. Stock selection played a significant role in performance, as we did own a number of brokerage firms that profited from increased market activity. Friedman Billings Ramsey, an investment banking and brokerage firm, was our best-performing holding in this area.

In business services, adult education companies Career Education and Strayer Education were among the series' strongest holdings for the period. Both companies saw increasing enrollment rates as more working adults are pursuing training and certification to bolster their employment prospects. Stock selection in the automotive sector also contributed to the relative return of the series during the period.

While our technology holdings as a group underperformed on a relative basis, some individual positions delivered strong results over the period; in fact, two of the series' three top-performing holdings were in the sector. Lexar Media's stock rose sharply on strong demand for the firm's removable storage media for digital cameras, and Avid Technology continued to be a market leader in digital editing equipment for the film and broadcasting industries.

Other contributors to performance included semiconductor manufacturers Cypress and PMC Sierra, which benefited from an upturn in network and telecom spending.

RESEARCH GROWTH AND INCOME SERIES
For the 12 months ended December 31, 2003, the Initial Class shares of the series provided a total return of 27.86% and the Service Class shares provided a return of 27.49%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare to returns over the same period of 28.67% for the series' benchmark, the S&P 500. During the same period, the average large-cap core fund tracked by Lipper Inc. returned 25.53%.

DETRACTORS FROM PERFORMANCE

Our underweighted position in the technology sector, especially Intel, as well as stock selection hurt relative performance. Although health care sector stocks were significant contributors to performance, our larger relative position to the benchmark in several companies -- Schering-Plough, Wyeth, and Abbott Labs -- detracted from overall performance.

Schering-Plough's stock price declined sharply because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex. These factors are offset, in our opinion, by the strength of the company's pipeline of new drugs.

Discount retailer Kohl's suffered from softness in the discount retail sector later in the year, while computer service outsourcer Automatic Data Processing suffered a decline in its share price based on continued softness in business spending. ADP was subsequently sold out of the portfolio.

The series' cash position also hurt our performance versus our benchmark. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the S&P 500, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Health care and financial services were the two strongest-performing sectors for the series relative to our benchmark. Overall, stock selection was the lead factor behind series' returns.

In health care, positions in biotech company Genentech's stock rose significantly on positive data on a drug in development and FDA approval of several new drugs. We sold our Genentech holdings during the period and took some profits. Health care and pharmaceutical products company Johnson & Johnson and medical imaging systems manufacturer Hologic, also contributed to series' performance during the period. We sold Hologic out of the series after it reached our price target. Our avoidance of drug maker Merck & Co. also added to the series' performance relative to its benchmark.

In the financial sector, our positions in financial giant FleetBoston Financial Corp., which saw an increase on its share price after the announcement of a planned merger with Bank of America, and credit-card provider MBNA, which posted strong performance on an improved economic outlook, also boosted performance.

Technology stocks semiconductor manufacturer Analog Devices and network semiconductor manufacturer PMC-Sierra, Inc. were the strongest contributors in the portfolio. We sold PMC-Sierra during the period at a profit.

RESEARCH INTERNATIONAL SERIES
For the 12 months ended December 31, 2003, the series provided a total return of 33.86% for Initial Class shares and 33.40% for Service Class shares. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return over the same period of 39.17% for the series' benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index. The MSCI EAFE is a commonly used measure of the international stock market. Over the same period, the average international fund tracked by Lipper Inc. returned 34.75%.

DETRACTORS FROM PERFORMANCE

Results from the series' financial stocks lagged that group's benchmark returns and was the largest detractor from the series relative performance.
We had stayed away from higher-risk banks, particularly those in Germany and Japan, which were large corporate lenders and/or exposed to global stock markets. Our conservative strategy trimmed performance when the markets turned up in March 2003, and the banks we had avoided rebounded sharply.

Throughout the period, the series was overweighted in consumer staples stocks, and that position held back returns when investors turned toward more economically sensitive sectors. One of the holdings that detracted from performance was Japanese cosmetics firm Shiseido. Shiseido's stock price fell early in the year when it announced lower-than-expected 2002 earnings that the company attributed to the economic downturn. The series sold this stock because of its poor performance.

Performance from Tokyo Gas and Vodafone Holdings also detracted from series results for the quarter. The price of Tokyo Gas fell when investors moved into higher-risk stocks and away from more-defensive investments. The stock price of Japanese telecommunications company, Vodafone Holdings, declined when the company missed its earnings target, delayed the rollout of its 3G wireless telephone, and forecasted lower revenues due to increased handset subsidies.

Other detractors included British publishing company Reed Elsevier and heart-care surgical products company Jomed. Leisure holding Reed Elsevier suffered from concerns about the company's U.S. textbook business, its European business magazine directories, and its on-line media business. Jomed detracted from the series' return when the company announced that its financial position was grossly overstated. The series no longer owns this stock.

The portfolio's cash position also detracted from relative performance. As with nearly all series, this series holds some cash to facilitate transactions and to provide liquidity. In a period when global equity markets rose sharply, cash hurt performance against our benchmark which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Stock selection in retailing made strong contributions to series performance for the period. Two stocks in particular added healthy returns to the portfolio:
British retailers Kingfisher and Next. Kingfisher is a do-it-yourself retailer that cut costs and spun off its electrical business so that it could focus on its core business. Kingfisher benefited from strong sales in both its British and French stores. The stock price of Next, a clothing retailer, rose largely, in our view, on investor confidence in the British consumer.

Utilities and communications stocks made a strong contribution to series' performance. Standouts in the group included Chinese Huaneng Power and Japanese cellular telephone company KDDI. Huaneng's stock price rose because of China's ever-expanding demand for electricity and results from the company's acquisition of small regional electrical companies. Increased Japanese market share from new data packages and custom ring-tone service buoyed the stock price of KDDI. The company's ring-tone service is particularly popular with teenaged girls, one of the largest cell phone user groups in Japan . The series' position in Huaneng was sold when it reached our objectives.

Automakers Denway, Nissan, and BMW led returns from the autos and housing group even though they were not among the series' top performers. Chinese manufacturer Denway Motors had a hard time keeping up with demand from cash-paying customers. (Denway makes Hondas for the Chinese market and was sold from the portfolio by period end.) Nissan successfully introduced many new models, especially in the light truck area where it cut into the market share of U.S. automakers. We sold this stock when it reached our price target. Although BMW had a difficult start to 2003, it had a very positive second half. The company had success with the launch of its 7 Series, its SUVs, and the Mini Cooper. Additionally the launch of the 5 Series has met with better-than-expected results.

Other contributors included Stanley Electric and Fujikura. Japanese technology firm Stanley Electric continued to benefit from increased usage of its lighting products in cell phones, computers, and autos. Strong demand for digital cameras and flip cell phones contributed to solid stock returns from Japanese industrial company Fujikura, a manufacturer of flexible circuit boards. Our avoidance of BP also contributed to the series' relative returns.

STRATEGIC GROWTH SERIES
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 27.53% and Service Class shares 27.05%. These returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 29.75% over the same period for the series' benchmark, the Russell 1000 Growth Index (the Russell Index), which measures the performance of large-cap U.S. growth stocks. Over the same period, the average large-cap growth fund tracked by Lipper Inc. returned 26.75%.

DETRACTORS FROM PERFORMANCE

On a sector basis, our positioning among business services stocks proved the most significant impediment to performance. In early 2003, Automatic Data Processing, which had benefited from conservative expense management amid soft demand for its payroll and trade processing services, announced plans to increase spending. We felt that this change in strategy would dampen future earnings growth. ADP stock fell on the news, and we sold our position. BISYS Group, which supports financial institutions and corporate clients with investment and educational services, also weighed on results. Soft demand for the company's high-end insurance products led BISYS to post disappointing earnings. As we believed the company would be able to address this issue in time, we maintained a position in the stock. Finally, despite posting solid revenues, bookings, and earnings, shares of technology outsourcing firm Affiliated Computer Services languished. We exited the position in favor of other opportunities during the period.

Holdings in the leisure sector also hurt relative performance. Radio and television programming provider Westwood One and media conglomerate Viacom lost traction on continued near-term weak demand for radio advertising. As of period-end, however, both stocks remained significant positions in the portfolio because we believe market conditions in 2004 could offer growth opportunities for advertising-sensitive media companies -- given the confluence of a stronger economy, a U.S. presidential election, and the summer Olympics. Elsewhere in the leisure sector, holdings in newspaper concerns New York Times Co. and Tribune Co. also detracted from results as ad sales in their respective major metropolitan areas were slow to rebound. By period-end we had sold our position in Tribune Co.

On an individual stock basis, the most significant detractor from performance was not owning chip giant Intel. Semiconductor stocks staged a strong rebound during the period. This, together with evidence that Intel's shift in focus from improving processor speed to optimizing battery life and size was improving the company's competitive position, led the index-leading stock to more than double during the period. An overweighting in Network Associates also hurt performance as that stock retreated. Strong relative positioning elsewhere in technology --including overweighted positions in storage solution provider VERITAS Software and semiconductor maker Analog Devices, as well as an underweighting in Microsoft -- did not fully offset the impact of underweighting Intel and overweighting Network Associates.

Our position in moderate-priced apparel retailer Kohl's also hurt performance. High inventory levels, together with adverse weather in key markets, led Kohl's to report weak operating results. We viewed these issues as surmountable and increased our holdings over the period.

The portfolio's cash position also detracted from relative performance. As with nearly all series, this series holds some cash to buy new holdings and to cover investor exchanges or redemptions. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Growth Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

In the health care sector, we avoided or underweighted several large-cap pharmaceutical firms because we felt their medium-term growth prospects would be limited by poor revenue growth because of patent expirations on key products and a dearth of new drugs in the development pipeline. Instead, we invested in companies elsewhere in health care that we believed would offer stronger sustainable growth. For example, we favored Genentech and Genzyme over Johnson & Johnson, in which we were relatively underweighted, and Merck, which we did not own. This positioning proved beneficial for results and we sold our Genentech position after it reached our price target.

Underweighting consumer staples concerns also helped performance as that sector lagged the overall market. Avoiding Coca Cola was particularly helpful, as the company reported lackluster volume growth. Similarly, avoiding Proctor & Gamble also added to relative results.

Stock selection in the financial services sector also helped performance. In particular, the portfolio's focus on capital-markets-sensitive franchises such as Merrill Lynch, Citigroup, and Goldman Sachs helped performance as bond spreads narrowed, trading volumes rose, and underwriting activity showed signs of renewed life.

Other contributors to performance included our holdings in satellite television broadcaster EchoStar and conglomerate Tyco International.

STRATEGIC VALUE SERIES
For the 12 months ended December 31, 2003, the series' Initial Class shares provided a total return of 27.44% and Service Class shares provided a total return of 27.01%. These returns, which include the reinvestment of any capital gains and dividend distributions but do not reflect any applicable contract or surrender charges, compare with a return of 30.03% over the same period for the series' benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of large-cap U.S. value stocks. During the same period, the average multi-cap value fund tracked by Lipper Inc. returned 30.71%.

DETRACTORS TO PERFORMANCE

Our underweighted positions, as well as stock selection, in both the healthcare and energy sectors were key factors in the series' relative underperformance compared to its benchmark.

Pharmaceutical company Schering-Plough saw its stock price decline sharply during the period because of announcements of lower earnings, investigations of past pricing and shareholder reporting practices, and marketing difficulties with its prescription allergy drug Clarinex.

The series' position in energy companies such as Noble Energy also hurt relative performance. During the period, concerns arose over sustainable natural gas prices and the lack of evidence of capital spending in the industry, which caused the stocks to do poorly.

In basic materials, the stock of Owens Illinois, a company that manufactures glass and plastic packaging, was also a source of negative performance as it had to deal with pressure from rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories.
There were also concerns about the company's highly leveraged balance sheet and potential liabilities associated with asbestos in its plants.

The portfolio's cash position also detracted from relative performance. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Value Index, which has no cash position.

CONTRIBUTORS TO PERFORMANCE

Retailing and utilities and communications were the series' strongest-performing sectors on a relative basis over the period, and individual holdings in several other sectors, such as financial services, contributed to performance.

Sears was the biggest contributor to positive performance in the retail sector. The stock had been selling at low valuations early in the period because of concerns about the performance of Sears' credit card division. The company then sold the credit card division at a very attractive price and used the proceeds to buy back some of its own stock. The company's ability to shed an underperforming division and focus on its retail business, coupled with the fact that its stock had been selling at a very cheap multiple, had a very positive effect on its value to investors.

Calpine Corp performed well in the utilities and communication sector as the company's stock rose on the news that it had reached an agreement to roll over its bank lines and had completed a $1.8 billion debt deal.

The series' position in AT&T Wireless also helped performance, as the third largest U.S. wireless telephone company boosted sales and reduced costs.

TECHNOLOGY SERIES
For the 12 months ended December 31, 2003, the series provided a total return of 45.39% for Initial Class shares and 45.36% for Service Class shares. These returns, which include the reinvestment of any dividend and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a return of 54.18% over the same period for the series' benchmark, the Goldman Sachs Technology Index. The series' former benchmark, the Merrill Lynch 100 Technology Index, returned 68.83% for the same period. The Goldman Sachs Technology Index is a commonly used measure of technology stock performance. The Merrill Lynch 100 Technology Index is a broad measure of the technology sector. Over the same period, the average specialty/miscellaneous fund tracked by Lipper Inc. returned 31.17%.

MARKET ENVIRONMENT

The historically more volatile stocks led the 2003 rally and turned in stronger results than their more conservative counterparts. Larger companies, as measured by market capitalization, generated lower returns than smaller, more aggressively managed firms.

SERIES POSITIONING

Despite generating high absolute returns for the period ended December 31, 2003, the series underperformed its benchmark, the Goldman Sachs Technology Index. The primary reason for the series' underperformance was our preference for owning the stocks of larger companies and lower risk companies, particularly early in the period. However, in the latter half of the period, the series was less conservative in its stock selections and was underweight in large-cap names such as IBM and Microsoft in favor of smaller cap names. That move contributed to relative returns.

During the third quarter, the series was merged with the MFS Global Telecom Series. Assets of this fund were roughly half of the Technology Series. Despite significant synergies, the Telecom series' heavy weight in utilities and telephone services companies reduced series exposures to the more pure technology industries.

Throughout the period, the series maintained a small position in short term cash equivalent securities, which are used to facilitate transactions and provide liquidity. During periods of rapidly rising equity markets such as we witnessed in 2003, the series' cash holdings detracted from performance versus the benchmark which by design has no cash position.

DETRACTORS FROM PERFORMANCE

The largest detractors from performance were our stock selection and an underweighting in network and communications stocks, particularly in the wireless and wireline infrastructure industry. (Telecom infrastructure routes long distance calls and data for telephone services companies). Until early 2003, the service companies had not been spending on infrastructure, choosing to focus on internal problems and accounting issues. We believed that the infrastructure group was speculative and carried more risk than we generally preferred to take. However, infrastructure spending came back with a vengeance which led to dramatic price movements in some of the higher risk names, such as Corning, Nortel, and Lucent. The series never owned Lucent and only had a small position in Corning during 2003. As of December 31, 2003, the series still owned Nortel.

The series underweighting in Intel was also a significant detractor. While the Intel weight in the series was more than 4.5% and one of the fund's largest positions, the benchmark weight is 9% which hurt the series in a year when Intel's performance was superior to many stocks in its industry. We continue to believe that diversifying our exposure will pay off in the long term and would not hold such a large exposure to any one name. Cisco Systems and Texas Instruments were two other examples that contributed to solid absolute performance but detracted from relative performance due to their high weights in the Goldman Sachs Technology Index.

Other detractors included BISYS, Intuit, and Yahoo. BISYS failed to meet its revenue expectations for its fee business and insurance divisions; Intuit suffered when the company announced lower tax season sales and warned about weaker future growth; Yahoo was a strong performer, but the series acquired it mid-year and the stock had already appreciated significantly.

Lastly, performance was hindered by the relatively high weighting in utilities and communications brought on by the August merger, mentioned above, as telecommunications companies underperformed in the technology rally.

CONTRIBUTORS TO PERFORMANCE

Avid Technology continued to be one of the strongest contributors to performance. The company makes digital animation and film editing hardware and software for broadcasters and filmmakers. Avid's sales to broadcasters picked up significantly because the Federal Communications Commission is requiring broadcasters to upgrade to high definition TV (which is a digital signal). As a result, broadcasters have to upgrade to digital editing equipment, such as that made by Avid, so that programs can be properly mastered.

A number of the series' better performers came from the electronics industry, including Marvell Technology Group, Arm Holdings, Analog Devices, and National Semiconductor. Marvell Technology Group makes semiconductor chips for broadband communications and data storage. Its Gigabit Ethernet products provide faster access to the Internet, other computers, and software applications than current industry-standard 100-megabit products. The company's market share grew in a rapidly expanding industry segment and its stock price increased.

ARM Holdings' stock price rose because the company's royalty fee revenues increased. Every cellular telephone manufacturer that uses ARM technology pays a royalty to ARM for each handset made. The series sold ARM when it reached our performance target. Analog Devices made cost-cutting moves several years ago that have begun to have an impact on operating margins. In addition, increased usage of both its analog computer chips and its digital signal processing chips added to the company's growth potential. The stock price of National Semiconductor rallied with the rest of the semiconductor industry. An underweighting in IBM and Microsoft also contributed to relative performance.

NOTE TO CONTRACT OWNERS: EFFECTIVE JUNE 30, 2003, THE GOLDMAN SACHS TECHNOLOGY INDEX REPLACED THE MERRILL LYNCH 100 TECHNOLOGY INDEX AS THE SERIES' BENCHMARK. THE GOLDMAN SACHS TECHNOLOGY INDEX IS WEIGHTED IN MARKET CAPITALIZATION AND IS MORE REPRESENTATIVE OF THE SERIES' INVESTMENTS.

VALUE SERIES
For the 12 months ended December 31, 2003, Initial Class shares of the series provided a total return of 25.31% and Service Class shares provided a total return of 25.09%. The returns, which include the reinvestment of any dividends and capital gains distributions but do not reflect any applicable contract or surrender charges, compare with a 30.03% return over the same period for the series' benchmark, the Russell 1000 Value Index, which measures the performance of U.S. large-cap value stocks. During the same period, the average equity income fund tracked by Lipper Inc. returned 26.11%.

INVESTMENT ENVIRONMENT

After two years of falling markets for value investors, absolute returns for value stocks improved during the 12-month period ended December 31, 2003. However, we recognize that the series' return for the reporting period lagged that of the Russell 1000 Value Index. The series' underperformance largely occurred in the first six months of 2003, which was a challenging market environment for our conservative, quality-focused style. For the first half of the year, technology stocks and lower-quality stocks with weaker balance sheets led stock market returns. Lower interest rates spurred that sharp rebound, in our view.

With the release of second-quarter corporate earnings in July 2003, market leadership began to expand to include a broader-based group of economically sensitive stocks such as basic materials, industrials, energy, and transportation (railroad) issues.

PORTFOLIO POSITIONING

Our sector positioning did not change significantly during the reporting period that ended December 31, 2003. However, we found opportunities to shift into more reasonably valued names within sectors where company fundamentals had improved but stock prices had lagged returns from that sector's leaders.

DETRACTORS FROM PERFORMANCE

As has been the case for most of this year, the largest negative impact to relative performance came from our conservative positioning. Throughout the period, our underweighting in autos and housing, technology, and financial stocks detracted from performance. Our cautious positioning within the leisure sector also detracted from the series' relative return.

The portfolio's cash position also detracted from relative performance. The series holds some cash to facilitate transactions and provide liquidity. In a period when equity markets rose sharply, cash hurt performance against our benchmark, the Russell 1000 Value Index, which has no cash position.

Our underweighted position in the financial sector caused relative returns to lag the benchmark even though the group was a leading sector for the series in contributing to absolute returns. Strong returns from FleetBoston and Goldman Sachs were somewhat offset by weaker returns from other financial stocks. FleetBoston was the object of a $47 billion takeover by Bank of America, and Goldman Sachs benefited from an increase in merger and acquisition activity and the recovery of the securities markets.

In the leisure sector, cable and publishing holdings such as Viacom and Tribune experienced weaker-than-expected advertising revenues. Although the price of both stocks rose, they lagged the sector. Reed Elsevier, which publishes professional journals and textbooks, trailed other leisure stocks. There was concern about tight school budgets and weakness in advertising revenues from its business-to-business publications. The series was overweighted in all three of these leisure stocks.

Prices of auto stocks rose, however, we continued to be concerned about U.S. market share losses to overseas manufacturers, weak pricing, poor earnings quality, and pension and health care liabilities. As a result we were underweighted in the group and that underweighting negatively affected returns for the series.

CONTRIBUTORS TO PERFORMANCE

Returns from Lockheed Martin, Caterpillar, Deere, and Emerson Electric led relative performance in the industrial goods and services sector. Lockheed's management has become more focused on improving margins, diversifying into the information technology area, and returning more cash to shareholders. Rising commodity prices combined with increased farm subsidies improved the outlook for spending on agricultural equipment, benefiting Deere & Co. Also, restructuring initiatives continue to drive improvements in margins and free cash flow. Strong quarterly earnings reports and continued expectations for improved economic activity helped move both Caterpillar and Emerson higher. The series sold Caterpillar when it reached our target price.

Although technology was a relatively small sector in the portfolio, our holdings in this group provided the strongest absolute returns for the 12-month reporting period ended December 31, 2003. Contributors within this group included Nortel Networks, Texas Instruments, Intel, and Motorola. Nortel's stock rose sharply in the third quarter when the company announced a number of new contracts with large wireless companies such as Verizon and AT&T. Improvements in telecommunications-related equipment sales also helped to boost Texas Instruments' stock price. Intel's stock price soared throughout the period when the company experienced strong personal computer chip sales, positive earnings, and a generally positive semiconductor environment. Motorola's stock price rose as a result of an improved outlook for its handset sales and a more focused corporate strategy. Texas Instruments, Nortel Networks, and Intel were sold when they achieved our price objectives.

Altria, formerly Philip Morris, led the series' consumer staples holdings. The company continued to rebound from earlier concerns about litigation and competitive pressures.


THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

THE PORTFOLIOS ARE ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

VARIABLE ANNUITIES ARE DESIGNED FOR LONG-TERM RETIREMENT INVESTING; PLEASE SEE YOUR INVESTMENT PROFESSIONAL FOR MORE INFORMATION.

A general description of the MFS Funds proxy voting policies is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of MFS.COM or by visiting the SEC's website at HTTP://WWW.SEC.GOV.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be more than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

VISIT sunlife-usa.com FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES.

CAPITAL OPPORTUNITIES SERIES(1)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2003. Index information is from June 1, 1996.)

[CHART]

        CAPITAL OPPORTUNITIES SERIES - INITIAL CLASS    STANDARD & POOR'S 500 STOCK INDEX
6/96                    $ 10,000                                    $ 10,000
12/97                   $ 14,046                                    $ 14,949
12/99                   $ 26,333                                    $ 23,265
12/01                   $ 18,803                                    $ 18,637
12/03                   $ 16,789                                    $ 18,682

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +28.30%      -32.97%       -5.86%      +67.89%
Average Annual Total Return         +28.30%      -12.48%       -1.20%       +7.08%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +28.00%      -33.36%       -6.40%      +66.92%
Average Annual Total Return         +28.00%      -12.65%       -1.32%       +6.99%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average multi-cap core fund+        +29.98%       -2.53%       +2.70%       +7.74%
Standard & Poor's 500 Stock Index#  +28.67%       -4.05%       -0.57%       +8.59%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2003. Index information is from June 1, 1996.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

INTERNATIONAL GROWTH SERIES(1), (2)

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2003. Index information is from June 1, 1996.)

[CHART]

        INTERNATIONAL GROWTH SERIES - INITIAL CLASS    MSCI EAFE INDEX      LIPPER INTERNATIONAL FUND INDEX
6/96                     $ 10,000                            $ 10,000                  $ 10,000
12/97                    $  9,668                            $ 10,432                  $ 11,396
12/99                    $ 13,329                            $ 15,979                  $ 17,696
12/04                    $ 10,335                            $ 10,833                  $ 12,172
12/04                    $ 12,628                            $ 12,716                  $ 14,264

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +38.67%       +2.75%      +28.12%      +26.28%
Average Annual Total Return         +38.67%       +0.91%       +5.08%       +3.13%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +38.35%       +2.27%      +27.51%      +25.68%
Average Annual Total Return         +38.35%       +0.75%       +4.98%       +3.06%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average international fund+         +34.75%       -3.96%       +1.29%       +3.78%
MSCI EAFE Index#                    +39.17%       -2.57%       +0.26%       +3.22%
Lipper International Fund Index+    +36.00%       -1.86%       +2.13%       +4.79%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2003. Index information is from June 1, 1996.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.)

[CHART]

        MASSACHUSETTS INVESTORS GROWTH STOCK SERIES - INITIAL CLASS     RUSSELL 1000 GROWTH INDEX
5/98                            $ 10,000                                          $ 10,000
12/99                           $ 16,391                                          $ 15,821
12/00                           $ 15,393                                          $ 12,273
12/01                           $ 11,559                                          $  9,766
12/02                           $  8,317                                          $  7,043
12/03                           $ 10,262                                          $  9,138

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +23.39%      -33.34%      -14.98%       +2.62%
Average Annual Total Return         +23.39%      -12.64%       -3.19%       +0.46%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +22.84%      -33.74%      -15.49%       +2.00%
Average Annual Total Return         +22.84%      -12.82%       -3.31%       +0.35%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average large-cap growth fund+      +26.75%      -11.00%       -3.88%        1.10%
Russell 1000 Growth Index#          +29.75%       -9.36%       -5.11%        1.58%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

MID CAP VALUE SERIES(1), (3)

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2003. Index information is from May 1, 2002.)

[CHART]

        MID CAP VALUE SERIES - INITIAL CLASS    RUSSELL MID CAP VALUE INDEX
5/02                    $ 10,000                           $ 10,000
12/02                   $  7,920                           $  8,380
12/03                   $ 10,474                           $ 11,570

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                                 1 YEAR        LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                                       +32.24%       +4.74%
Average Annual Total Return                                   +32.24%       +2.81%

SERVICE CLASS                                                 1 YEAR        LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                                       +31.90%       +4.60%
Average Annual Total Return                                   +31.90%       +2.73%

COMPARATIVE BENCHMARKS

                                                              1 YEAR        LIFE*
---------------------------------------------------------------------------------
Average mid-cap value fund+                                   +39.85%       +7.64%
Russell Mid Cap Value Index#                                  +38.07%       +9.14%

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2003. Index information is from May 1, 2002.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

NEW DISCOVERY SERIES(1), (4)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.)

[CHART]

        NEW DISCOVERY SERIES - INITIAL CLASS    RUSSELL 2000 GROWTH INDEX
5/98                   $ 10,000                         $ 10,000
12/99                  $ 17,019                         $ 12,868
12/00                  $ 17,077                         $  9,982
12/01                  $ 16,203                         $  9,061
12/02                  $ 10,786                         $  6,319
12/03                  $ 14,593                         $  9,386

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +35.29%      -14.55%      +37.41%      +45.93%
Average Annual Total Return         +35.29%       -5.11%       +6.56%       +6.91%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +35.01%      -15.09%      +36.54%      +45.01%
Average Annual Total Return         +35.01%       -5.31%       +6.43%       +6.79%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average small-cap growth fund+      +44.77%        -3.31%      +4.86%       +2.62%
Russell 2000 Growth Index#          +48.54%        -2.03%      +0.86%       -1.11%

* For the period of the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

RESEARCH GROWTH AND INCOME SERIES(1)

(For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2003. Index information is from May 1,
1997.)

[CHART]

        RESEARCH GROWTH AND INCOME SERIES - INITIAL CLASS       STANDARD & POOR'S 500 STOCK INDEX
5/97                           $ 10,000                                     $ 10,000
12/97                          $ 11,020                                     $ 12,255
12/99                          $ 14,564                                     $ 19,073
12/01                          $ 13,377                                     $ 15,279
12/03                          $ 13,443                                     $ 15,316

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +27.86%       -10.47%      -0.12%      +34.43%
Average Annual Total Return         +27.86%        -3.62%      -0.02%       +4.56%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +27.49%       -11.01%     -0.72%       +33.62%
Average Annual Total Return         +27.49%        -3.81%     -0.15%        +4.46%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average large-cap core fund+        +25.53%        -6.63%     -1.79%        +4.90%
Standard & Poor's 500 Stock Index#  +28.67%        -4.05%     -0.57%        +6.60%

* For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2003. Index information is from May 1, 1997.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

RESEARCH INTERNATIONAL SERIES(1), (2)

(For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 2003. Index information is from May 1, 1998.)

[CHART]

        RESEARCH INTERNATIONAL SERIES - INITIAL CLASS   MSCI EAFE INDEX
5/98                       $ 10,000                        $ 10,000
12/99                      $ 14,595                        $ 13,237
12/00                      $ 13,434                        $ 11,390
12/01                      $ 11,049                        $  8,974
12/02                      $  9,785                        $  7,569
12/03                      $ 13,098                        $ 10,534

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +33.86%      -2.50%       +39.04%      +30.98%
Average Annual Total Return         +33.86%      -0.84%        +6.81%       +4.89%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +33.40%      -3.17%       +38.09%      +30.08%
Average Annual Total Return         +33.40%      -1.07%        +6.67%       +4.76%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average international fund+         +34.75%       -3.96%       +1.29%       +0.41%
MSCI EAFE Index#                    +39.17%       -2.57%       +0.26%       +0.92%

* For the period from the commencement of the series' investment operations, May 5, 1998, through December 31, 2003. Index information is from May 1, 1998.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

STRATEGIC GROWTH SERIES(1)

(For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2003. Index information is from November 1, 1999.)

[CHART]

        STRATEGIC GROWTH SERIES - INITIAL CLASS        RUSSELL 1000 GROWTH INDEX
10/99                   $ 10,000                               $ 10,000
12/99                   $ 12,130                               $ 11,636
12/01                   $  8,227                               $  7,183
12/02                   $  5,754                               $  5,180
12/03                   $  7,338                               $  6,721

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                    1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                          +27.53%      -32.79%      -26.62%
Average Annual Total Return                      +27.53%      -12.40%       -7.15%

SERVICE CLASS                                    1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                          +27.05%      -33.16%      -27.03%
Average Annual Total Return                      +27.05%      -12.57%       -7.27%

COMPARATIVE BENCHMARKS

                                                 1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Average large-cap growth fund+                   +26.75%      -11.00%      -7.84%
Russell 1000 Growth Index#                       +29.75%       -9.36%      -9.10%

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2003. Index information is from November 1, 1999.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

STRATEGIC VALUE SERIES(1), (5)

(For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2003. Index information is from May 1, 2002.)

[CHART]

        STRATEGIC VALUE SERIES - INITIAL CLASS    RUSSELL 1000 VALUE INDEX
5/02                     $ 10,000                           $ 10,000
12/02                    $  7,900                           $  8,404
12/03                    $ 10,068                           $ 10,928

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                                 1 YEAR        LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                                       +27.44%       +0.68%
Average Annual Total Return                                   +27.44%       +0.40%

SERVICE CLASS                                                 1 YEAR        LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                                       +27.01%       +0.34%
Average Annual Total Return                                   +27.01%       +0.20%

COMPARATIVE BENCHMARKS

                                                              1 YEAR        LIFE*
---------------------------------------------------------------------------------
Average multi-cap value fund+                                 +30.71%       +4.03%
Russell 1000 Value Index#                                     +30.03%       +5.47%

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2003. Index information is from May 1, 2002.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

TECHNOLOGY SERIES(1), (4), (6), (7)

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2003. Index information is from July 1, 2000.)

[CHART]

        TECHNOLOGY SERIES - INITIAL CLASS       MERRILL LYNCH 100 TECHNOLOGY INDEX      GOLDMAN SACHS TECHNOLOGY INDEX
6/00                 $ 10,000                                 $ 10,000                             $ 10,000
12/00                $  8,540                                 $  5,845                             $  5,884
12/01                $  5,221                                 $  3,943                             $  4,204
12/02                $  2,820                                 $  2,305                             $  2,511
12/03                $  4,101                                 $  3,891                             $  3,872

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                                    1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                          +45.39%      -51.98%      -58.99%
Average Annual Total Return                      +45.39%      -21.69%      -22.25%

SERVICE CLASS                                    1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return                          +45.36%      -52.33%      -59.29%
Average Annual Total Return                      +45.36%      -21.89%      -22.41%

COMPARATIVE BENCHMARKS

                                                 1 YEAR       3 YEARS       LIFE*
---------------------------------------------------------------------------------
Average specialty/miscellaneous fund+            +31.17%       +3.51%       +4.68%
Merrill Lynch 100 Technology Index#              +68.83%      -12.68%      -23.64%
Goldman Sachs Technology Index##                 +54.18%      -13.02%      -23.75%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2003. Index information is from July 1, 2000.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.
## Source: Bloomberg L.P.

VALUE SERIES(1)

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.)

[CHART]

        VALUE SERIES - INITIAL CLASS    RUSSELL 1000 VALUE INDEX
5/98              $ 10,000                       $ 10,000
12/99             $ 11,240                       $ 11,043
12/00             $ 14,640                       $ 11,817
12/01             $ 13,548                       $ 11,157
12/02             $ 11,707                       $  9,425
12/03             $ 14,671                       $ 12,255

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2003

INITIAL CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +25.31%       +0.21%      +39.72%      +46.71%
Average Annual Total Return         +25.31%       +0.07%       +6.92%       +7.01%

SERVICE CLASS                       1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Cumulative Total Return             +25.09%       -0.34%      +38.95%      +45.89%
Average Annual Total Return         +25.09%       -0.11%       +6.80%       +6.90%

COMPARATIVE BENCHMARKS

                                    1 YEAR       3 YEARS      5 YEARS       LIFE*
---------------------------------------------------------------------------------
Average equity income fund+         +26.11%       +0.23%       +2.76%       +2.61%
Russell 1000 Value Index#           +30.03%       +1.22%       +3.56%       +3.65%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2003. Index information is from May 1, 1998.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, except for Mid Cap Value Series and Strategic Value Series, whose Service Class shares have an inception date of May 1, 2002, have no sales charge and carry a 0.25% annual 12b-1 fee. Service Class share performance includes the performance of Initial Class shares for periods prior to the inception of Service Class. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower had Service Class shares been outstanding for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the series' performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of dividends and capital gains.

KEY RISK CONSIDERATIONS

(1) Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

(2) The portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

(3) Investing in mid-sized companies is riskier than investing in more-established companies.

(4) Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

(5) Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

(6) The portfolio focuses on companies in a limited number of sectors making it more susceptible to adverse economic, political, or regulatory developments affecting those sectors than a portfolio that invests more broadly.

(7) When concentrating on one issuer, the portfolio is sensitive to changes in the value of these securities.

     These risks may increase unit price volatility. Please see the prospectus for further information regarding these and other risk considerations.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
CAPITAL OPPORTUNITIES SERIES

STOCKS -- 98.7%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 96.4%
AEROSPACE -- 0.8%
Lockheed Martin Corp.                                                46,100   $    2,369,540
                                                                              --------------
AIRLINES -- 0.1%
Southwest Airlines Co.*                                              19,600   $      316,344
                                                                              --------------
APPAREL MANUFACTURERS -- 0.5%
Reebok International Ltd.                                            33,800   $    1,329,016
                                                                              --------------
BANKS & CREDIT COMPANIES -- 8.7%
American Express Co.                                                 50,300   $    2,425,969
Bank of New York Co., Inc.                                           34,800        1,152,576
Citigroup, Inc.                                                     125,778        6,105,264
Federal Home Loan Mortgage Corp.                                     50,400        2,939,328
Federal National Mortgage Assn                                       10,770          808,396
FleetBoston Financial Corp.                                          35,870        1,565,726
J. P. Morgan Chase & Co.                                             45,100        1,656,523
MBNA Corp.                                                           52,400        1,302,140
Mellon Financial Corp.                                              134,500        4,318,795
Northern Trust Corp.                                                 28,100        1,304,402
PNC Financial Services Group Co.*                                    18,100          990,613
SLM Corp.                                                             3,710          139,793
                                                                              --------------
                                                                              $   24,709,525
                                                                              --------------
BIOTECHNOLOGY -- 1.6%
Amgen, Inc.*                                                         17,850   $    1,103,130
Genzyme Corp.*                                                       22,691        1,119,574
Gilead Sciences, Inc.*                                               39,530        2,298,274
                                                                              --------------
                                                                              $    4,520,978
                                                                              --------------
BROADCAST & CABLE TV -- 4.6%
Clear Channel Communications, Inc.                                   43,060   $    2,016,500
Comcast Corp.*                                                      190,040        5,944,451
Cox Communications, Inc.*                                            16,290          561,190
EchoStar Communications Corp., "A"*                                  16,531          562,054
Entercom Communications Corp., "A"*                                   9,740          515,830
Time Warner, Inc.*                                                   45,430          817,286
Univision Communications, Inc., "A"*^                                31,130        1,235,550
Westwood One, Inc.*                                                  43,980        1,504,556
                                                                              --------------
                                                                              $   13,157,417
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.5%
Goldman Sachs Group, Inc.                                            18,700   $    1,846,251
Merrill Lynch & Co., Inc.                                            87,720        5,144,778
                                                                              --------------
                                                                              $    6,991,029
                                                                              --------------
BUSINESS SERVICES -- 1.0%
BISYS Group, Inc.*                                                   48,450   $      720,936
DST Systems, Inc.*                                                   20,700          864,432
Getty Images, Inc.*                                                  10,310          516,840
Monster Worldwide, Inc.*                                             28,400          623,664
SunGard Data Systems, Inc.*                                           6,600          182,886
                                                                              --------------
                                                                              $    2,908,758
                                                                              --------------
CHEMICALS -- 0.9%
Air Products & Chemicals, Inc.                                       27,400   $    1,447,542
Lyondell Chemical Co.                                                65,380        1,108,191
                                                                              --------------
                                                                              $    2,555,733
                                                                              --------------
COMPUTER SOFTWARE -- 6.6%
Akamai Technologies, Inc.*^                                          68,450   $      735,838
BEA Systems, Inc.*^                                                  46,230          568,629
Manhattan Associates, Inc.*^                                          9,080          250,971
Mercury Interactive Corp.*^                                          29,570        1,438,285
Microsoft Corp.                                                     326,250        8,984,925
Network Associates, Inc.*                                           195,200        2,935,808
Oracle Corp.*                                                       102,666        1,355,191
Synopsys, Inc.*^                                                     18,490          624,222
Veritas Software Corp.*                                              52,500        1,950,900
                                                                              --------------
                                                                              $   18,844,769
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.1%
IBM Corp.                                                            32,080   $    2,973,174
                                                                              --------------
CONSUMER GOODS & SERVICES -- 2.7%
Avon Products, Inc.                                                  23,820   $    1,607,612
Kimberly-Clark Corp.                                                 48,500        2,865,865
Newell Rubbermaid, Inc.                                             140,500        3,199,185
                                                                              --------------
                                                                              $    7,672,662
                                                                              --------------
CONTAINERS -- 1.3%
Owens Illinois, Inc.*                                               202,470   $    2,407,368
Smurfit-Stone Container Corp.*                                       70,200        1,303,614
                                                                              --------------
                                                                              $    3,710,982
                                                                              --------------
ELECTRICAL EQUIPMENT -- 4.6%
Cooper Industries Ltd., "A"*                                          9,900   $      573,507
Danaher Corp.^                                                        6,810          624,818
Emerson Electric Co.*                                                10,980          710,955
General Electric Co.                                                156,030        4,833,809
Molex, Inc.^                                                         25,850          901,907
Tyco International Ltd.                                             209,322        5,547,033
                                                                              --------------
                                                                              $   13,192,029
                                                                              --------------
ELECTRONICS -- 4.1%
Amphenol Corp., "A"*^                                                 5,700   $      364,401
Analog Devices, Inc.                                                 47,500        2,168,375
Linear Technology Corp.                                              31,290        1,316,370
Maxim Integrated Products, Inc.                                      26,600        1,324,680
Microchip Technology, Inc.                                           35,540        1,185,614
Novellus Systems, Inc.*                                              26,790        1,126,520
PMC-Sierra, Inc.*^                                                   38,950          784,843
Texas Instruments, Inc.                                              52,910        1,554,496
Xilinx, Inc.*                                                        47,980        1,858,745
                                                                              --------------
                                                                              $   11,684,044
                                                                              --------------
ENERGY -- INDEPENDENT -- 0.8%
Devon Energy Corp.                                                   40,690   $    2,329,909
                                                                              --------------
ENERGY -- INTEGRATED -- 0.6%
Occidental Petroleum Corp.                                           39,750   $    1,679,040
                                                                              --------------
ENTERTAINMENT -- 3.1%
Viacom, Inc., "B"                                                   195,020   $    8,654,988
Walt Disney Co.                                                         755           17,614
                                                                              --------------
                                                                              $    8,672,602
                                                                              --------------
FOOD & DRUG STORES -- 2.0%
CVS Corp.                                                            24,700   $      892,164
Kroger Co.*                                                         168,500        3,118,935
Rite Aid Corp.*                                                     152,500          921,100
Walgreen Co.                                                         19,100          694,858
                                                                              --------------
                                                                              $    5,627,057
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.5%
PepsiCo, Inc.                                                        30,280   $    1,411,654
                                                                              --------------
FOREST & PAPER PRODUCTS -- 0.8%
Boise Cascade Corp.^                                                 10,500   $      345,030
Bowater, Inc.                                                        39,200        1,815,352
                                                                              --------------
                                                                              $    2,160,382
                                                                              --------------
GAMING & LODGING -- 0.7%
Carnival Corp.*                                                      10,000   $      397,300
Hilton Hotels Corp.                                                  74,490        1,276,014
Starwood Hotels & Resorts Co., "B"                                   12,140          436,676
                                                                              --------------
                                                                              $    2,109,990
                                                                              --------------
GENERAL MERCHANDISE -- 3.7%
Kohl's Corp.*                                                        43,740   $    1,965,676
Sears, Roebuck & Co.                                                 86,300        3,925,787
Target Corp.                                                         66,010        2,534,784
Wal-Mart Stores, Inc.                                                41,750        2,214,837
                                                                              --------------
                                                                              $   10,641,084
                                                                              --------------
INSURANCE -- 5.3%
Allstate Corp.                                                       82,700   $    3,557,754
American International Group, Inc.                                   42,250        2,800,330
Hartford Financial Services Group, Inc.                              78,670        4,643,890
Marsh & McLennan Cos., Inc.                                          16,780          803,594
Travelers Property Casualty Corp., "A"                              154,900        2,599,222
UnumProvident Corp.                                                  34,200          539,334
                                                                              --------------
                                                                              $   14,944,124
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
INTERNET -- 0.6%
InterActive Corp.*^                                                  50,970   $    1,729,412
                                                                              --------------
MACHINERY & TOOLS -- 0.5%
Eaton Corp.*                                                          2,600   $      280,748
Illinois Tool Works, Inc.                                             8,960          751,834
Parker-Hannifin Corp.                                                 8,400          499,800
                                                                              --------------
                                                                              $    1,532,382
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &  SERVICES -- 0.6%
Tenet Healthcare Corp.*                                             103,500   $    1,661,175
                                                                              --------------
MEDICAL EQUIPMENT -- 2.0%
Applera Corp.                                                        31,040   $      642,838
Baxter International, Inc.                                           82,982        2,532,611
Medtronic, Inc.                                                      26,670        1,296,429
Thermo Electron Corp.*                                               43,870        1,105,524
                                                                              --------------
                                                                              $    5,577,402
                                                                              --------------
METALS & MINING -- 1.0%
Alcoa, Inc.                                                          76,500   $    2,907,000
                                                                              --------------
NATURAL GAS -- DISTRIBUTION -- 0.7%
NiSource, Inc.                                                       85,400   $    1,873,676
                                                                              --------------
OIL SERVICES -- 4.8%
BJ Services Co.*                                                     56,340   $    2,022,606
Cooper Cameron Corp.*                                                38,470        1,792,702
GlobalSantaFe Corp.                                                 165,958        4,120,737
Noble Corp.*                                                        107,840        3,858,515
Schlumberger Ltd.                                                    33,630        1,840,234
                                                                              --------------
                                                                              $   13,634,794
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 0.9%
Avid Technology, Inc.*^                                              10,210   $      490,080
Dell, Inc.*                                                          59,010        2,003,980
                                                                              --------------
                                                                              $    2,494,060
                                                                              --------------
PHARMACEUTICALS -- 9.4%
Abbott Laboratories, Inc.                                            32,880   $    1,532,208
Eli Lilly & Co.                                                      18,778        1,320,657
Johnson & Johnson Co.                                               125,570        6,486,946
Merck & Co., Inc.                                                    72,930        3,369,366
Pfizer, Inc.                                                        200,355        7,078,542
Schering Plough Corp.                                               321,960        5,598,885
Wyeth                                                                35,291        1,498,103
                                                                              --------------
                                                                              $   26,884,707
                                                                              --------------
PRINTING & PUBLISHING -- 0.9%
Lamar Advertising Co., "A"*                                          39,560   $    1,476,379
New York Times Co. "A"                                               24,430        1,167,510
                                                                              --------------
                                                                              $    2,643,889
                                                                              --------------
RESTAURANTS -- 0.9%
McDonald's Corp.                                                     43,990   $    1,092,272
Outback Steakhouse, Inc.                                             31,260        1,382,004
                                                                              --------------
                                                                              $    2,474,276
                                                                              --------------
SPECIALTY STORES -- 2.2%
Chico's FAS, Inc.*^                                                   3,450   $      127,478
Home Depot, Inc.                                                     75,660        2,685,173
Hot Topic, Inc.*^                                                    15,200          447,792
Pier 1 Imports, Inc.                                                 18,690          408,563
Staples, Inc.*                                                       39,720        1,084,356
The TJX Cos., Inc.                                                   31,880          702,954
Williams-Sonoma, Inc.*                                               18,800          653,676
                                                                              --------------
                                                                              $    6,109,992
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 3.1%
ADTRAN, Inc.                                                         56,500   $    1,751,500
Cisco Systems, Inc.*                                                205,710        4,996,696
Corning, Inc.*                                                       69,100          720,713
Foundry Networks, Inc.*^                                             26,630          728,597
Juniper Networks, Inc.*^                                             23,370          436,551
QUALCOMM, Inc.                                                        5,230          282,054
                                                                              --------------
                                                                              $    8,916,111
                                                                              --------------
TELEPHONE SERVICES -- 3.9%
AT&T Corp.                                                          205,080   $    4,163,124
Verizon Communications, Inc.                                        201,300        7,061,604
Winstar Communications, Inc.*                                       123,400              123
                                                                              --------------
                                                                              $   11,224,851
                                                                              --------------
TRUCKING -- 0.8%
Fedex Corp.                                                          20,050   $    1,353,375
United Parcel Service, Inc., "B"                                     14,000        1,043,700
                                                                              --------------
                                                                              $    2,397,075
                                                                              --------------
UTILITIES -- ELECTRIC POWER -- 2.0%
Calpine Corp.*                                                      590,400   $    2,839,824
FirstEnergy Corp.                                                    15,390          541,728
TXU Corp.                                                           102,800        2,438,416
                                                                              --------------
                                                                              $    5,819,968
                                                                              --------------
WIRELESS COMMUNICATIONS -- 3.5%
AT&T Wireless Services, Inc.*                                       841,980   $    6,727,420
Sprint Corp. (PCS Group)*^                                           91,060          511,757
Telephone & Data Systems, Inc.                                       45,600        2,852,280
                                                                              --------------
                                                                              $   10,091,457
                                                                              --------------
    Total U.S. Stocks                                                         $  274,484,069
                                                                              --------------
FOREIGN STOCKS -- 2.3%
BERMUDA -- 0.9%
Ace Ltd. (Insurance)                                                 24,540   $    1,016,447
Marvell Technology Group Ltd. (Electronics)*^                        28,500        1,081,005
XL Capital Ltd., "A" (Insurance)                                      6,680          518,034
                                                                              --------------
                                                                              $    2,615,486
                                                                              --------------
CANADA -- 0.4%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                 273,930   $    1,158,724
                                                                              --------------
FINLAND -- 0.5%
Nokia Corp., ADR
  (Telecommunications -- Wireless)*                                  78,030   $    1,326,510
                                                                              --------------
SINGAPORE -- 0.3%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                                63,040   $      935,513
                                                                              --------------
UNITED KINGDOM -- 0.2%
Amdocs Ltd. (Computer Software)*                                     24,600   $      553,008
                                                                              --------------
    Total Foreign Stocks                                                      $    6,589,241
                                                                              --------------
    Total Stocks (Identified Cost, $246,673,295)                              $  281,073,310

REPURCHASE AGREEMENT -- 0.8%

                                                             PRINCIPAL AMOUNT
                                                               (000 OMITTED)
Merrill Lynch, dated 12/31/03, due 01/02/04, total
  to be received $2,229,118 (secured by various U.S.
  Treasury and Federal Agency obligations in a jointly
  traded account), at Cost                                     $      2,229   $    2,229,000
                                                                              --------------

COLLATERAL FOR SECURITIES LOANED -- 4.1%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                     11,742,769   $   11,742,769
                                                                              --------------
    Total Investments
      (Identified Cost, $260,645,064 )                                        $  295,045,079
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.6)%                                                     (10,299,631)
                                                                              --------------
    Net Assets -- 100.0%                                                      $  284,745,448
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
INTERNATIONAL GROWTH SERIES

STOCKS -- 99.7%

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS -- 98.7%
AUSTRALIA -- 4.6%
APN News & Media Ltd.
  (Printing & Publishing)                                           299,855   $      903,104
BHP Billiton Ltd. (Metals & Mining)                                 144,990        1,330,786
John Fairfax Holdings Ltd.
  (Printing & Publishing)                                           241,741          640,707
News Corp., Ltd. (Broadcast & Cable TV)                              93,171          841,136
QBE Insurance Group Ltd. (Insurance)                                163,272        1,303,118
Tabcorp Holdings Ltd.
  (Gaming & Lodging)*                                                70,000          591,894
Virgin Blue Holdings Ltd. (Airlines)*                                27,670           49,585
                                                                              --------------
                                                                              $    5,660,330
                                                                              --------------
AUSTRIA -- 0.6%
Erste Bank der Oesterreichischen
  Sparkassen AG (Banks &
  Credit Companies)                                                   6,070   $      749,265
                                                                              --------------
BRAZIL -- 1.3%
Aracruz Celulose SA, ADR
  (Forest & Paper Products)*                                         21,000   $      735,840
Companhia Vale do Rio Doce, ADR
  (Metals & Mining)*                                                 14,000          819,000
                                                                              --------------
                                                                              $    1,554,840
                                                                              --------------
CANADA -- 1.8%
EnCana Corp. (Energy -- Independent)^                                23,010   $      908,044
Rona, Inc. (Specialty Stores)##                                      23,310          562,571
Talisman Energy, Inc.
  (Energy -- Independent)^                                           12,540          713,383
                                                                              --------------
                                                                              $    2,183,998
                                                                              --------------
CHINA -- 1.0%
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                                     738,000   $    1,278,519
                                                                              --------------
CROATIA -- 0.5%
Pliva d.d., GDR (Pharmaceuticals)                                    33,890   $      552,407
                                                                              --------------
FRANCE -- 9.3%
Air Liquide SA (Specialty Chemicals)                                  7,333   $    1,293,490
Alcatel SA (Telecommunications -- Wireline)*                         48,990          630,212
AXA SA (Insurance)*                                                  55,800        1,193,080
Cap Gemini SA
  (Computer Software -- Systems)*                                    24,840        1,101,973
Credit Agricole SA
  (Banks & Credit Companies)*                                        42,545        1,014,735
France Telecom SA
  (Telephone Services)*                                              61,420        1,753,570
Renault Regie Nationale
  (Automotive)*                                                       7,350          506,557
Sanofi-Synthelabo SA (Pharmaceuticals)                               18,050        1,357,704
Total SA (Energy -- Independent)                                     14,290        2,653,892
                                                                              --------------
                                                                              $   11,505,213
                                                                              --------------
GERMANY -- 3.7%
Bayerische Motoren Werke AG
  (Automotive)                                                       23,760   $    1,100,164
Epcos AG (Electronics)*^                                             27,040          609,836
Porsche AG, Preferred (Automotive)                                    1,790        1,061,169
Schering AG (Pharmaceuticals)                                        12,600          637,396
Stada Arzneimittel AG (Pharmaceuticals)*^                            17,500        1,084,377
                                                                              --------------
                                                                              $    4,492,942
                                                                              --------------
GREECE -- 0.5%
Coca-Cola HBC SA
  (Food & Non-Alcoholic Beverages)                                   30,630   $      638,316
                                                                              --------------
HONG KONG -- 0.5%
Esprit Asia Holdings Ltd. (Specialty Stores)                        198,000   $      657,981
                                                                              --------------
HUNGARY -- 0.6%
OTP Bank Rt., GDR
  (Banks & Credit Companies)*                                        28,040   $      736,050
                                                                              --------------
INDIA -- 1.3%
Bajaj Auto Ltd. (Automotive)*                                        22,000   $      549,928
Housing Development Finance Corp., Ltd.
  (Banks & Credit Companies)*                                        75,000        1,062,115
                                                                              --------------
                                                                              $    1,612,043
                                                                              --------------
INDONESIA -- 0.5%
PT Telekomunikasi Indonesia, ADR
  (Telephone Services)*                                              40,150   $      659,263
                                                                              --------------
IRELAND -- 2.3%
Anglo Irish Bank Corp., PLC
  (Banks & Credit Companies)                                         70,830   $    1,121,776
Depfa Bank PLC
  (Banks & Credit Companies)^                                         7,710          972,393
IAWS Group PLC (Specialty Chemicals)*                                55,000          672,183
                                                                              --------------
                                                                              $    2,766,352
                                                                              --------------
ITALY -- 1.4%
Eni SpA (Energy -- Integrated)*                                      53,800   $    1,014,069
Mediaset SpA (Broadcast & Cable TV)*                                 58,000          688,386
                                                                              --------------
                                                                              $    1,702,455
                                                                              --------------
JAPAN -- 15.5%
Brother Industries Ltd. (Electronics)                               117,000   $    1,073,515
Canon, Inc.
  (Personal Computers & Peripherals)                                 34,000        1,583,609
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                                  86,100        1,238,438
Citizen Watch Co., Ltd. (Electronics)*^                              75,000          689,551
Fuji Television Network, Inc.
  (Broadcast & Cable TV)                                                 95          514,304
Fujikura Ltd. (Electrical Equipment)^                               141,000          831,773
Fujimi, Inc. (Special Products & Services)                           11,400          350,082
Heiwa Corp. (Leisure & Toys)^                                        25,700          373,020
Honda Motor Co., Ltd. (Automotive)                                   24,700        1,097,419
Hunet, Inc. (Real Estate)*                                          137,000          292,836
Ibiden Co., Ltd. (Electronics)^                                      32,100          404,490
Impact 21 Co., Ltd.
  (Consumer Goods & Services)*                                       29,400          563,933
JACCS Co., Ltd.
  (Banks & Credit Companies)*                                       138,000          508,797
KDDI Corp. (Telephone Services)^                                        140          802,352
Kibun Food Chemifa Co., Ltd.
  (Food & Non-Alcoholic Beverages)*                                  59,000          763,280
Mimasu Semiconductor Industry Co., Ltd.
  (Electronics)^                                                     20,200          258,498
Nishimatsuya Chain Co., Ltd.
  (Specialty Stores)*^                                               15,000          388,529
Nitto Denko Corp. (Electrical Equipment)                             17,100          909,787
Seiko Epson Corp. (Electronics)*                                     37,800        1,764,129
Stanley Electric Co., Ltd. (Electronics)                             60,300        1,167,896
Sumitomo Bakelite Co., Ltd.
  (Specialty Chemicals)                                             103,000          672,021
Tamron Co., Ltd. (Leisure & Toys)                                    15,000          756,055
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                             42,800          681,940
Tokyo Gas Co., Ltd.
  (Natural Gas Distribution)                                        253,000          902,096
Yamaha Corp. (Leisure & Toys)*                                       29,000          569,795
                                                                              --------------
                                                                              $   19,158,145
                                                                              --------------
LUXEMBOURG -- 0.4%
Tenaris SA, ADR (Oil Services)*                                      14,960   $      498,467
                                                                              --------------

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS -- continued
MEXICO -- 2.8%
America Movil SA, ADR
  (Wireless Communications)                                          25,120   $      686,781
Apasco SA de CV (Home Construction)                                  47,600          392,254
Corporacion GEO SA de CV, "B"
  (Home Construction)*                                               88,540          451,249
Grupo Elektra SA de CV
  (Specialty Stores)*                                               142,900          756,656
Grupo Financiero Inbursa SA de CV
  (Banks & Credit Companies)*                                       391,900          425,137
TV Azteca SA de CV, ADR
  (Broadcast & Cable TV)                                             83,250          757,575
                                                                              --------------
                                                                              $    3,469,652
                                                                              --------------
NETHERLANDS -- 4.9%
Philips Electronics NV (Electronics)                                 61,580   $    1,796,156
Reed Elsevier NV (Printing & Publishing)                            141,620        1,757,577
STMicroelectronics NV (Electronics)                                  35,880          971,951
VNU NV (Printing & Publishing)                                       48,923        1,544,096
                                                                              --------------
                                                                              $    6,069,780
                                                                              --------------
RUSSIA -- 1.0%
Mobile Telesystems Open Joint Stock Co.,
  ADR (Telephone Services)                                            7,870   $      651,636
Yukos Corp., ADR
  (Energy -- Independent)*                                           14,000          588,000
                                                                              --------------
                                                                              $    1,239,636
                                                                              --------------
SINGAPORE -- 0.7%
Singapore Telecommunications Ltd.
  (Telephone Services)                                              788,000   $      909,427
                                                                              --------------
SOUTH KOREA -- 3.1%
Hanaro Telecom, Inc.
  (Telephone Services)*                                             458,200   $    1,255,580
Hyundai Motor Co., Ltd. (Automotive)*                                19,520          827,327
Samsung Electronics Co., Ltd.
  (Electronics)                                                       2,990        1,131,758
Samsung SDI Co., Ltd.
  (Electrical Equipment)*                                             5,230          616,714
                                                                              --------------
                                                                              $    3,831,379
                                                                              --------------
SPAIN -- 3.0%
Antena 3 TV SA (Broadcast & Cable TV)*                               16,354   $      719,947
Iberdrola SA (Utilities -- Electric Power)                           37,440          739,194
Telefonica SA (Telephone Services)*                                 149,866        2,197,908
                                                                              --------------
                                                                              $    3,657,049
                                                                              --------------
SWEDEN -- 2.1%
Alfa Laval AB (Machinery & Tools)                                    53,100   $      808,371
Atlas Copco AB (Machinery & Tools)*                                  14,000          501,196
Autoliv AB (Automotive)                                              17,600          668,001
Hennes & Mauritz AB (Specialty Stores)*                              26,450          628,816
                                                                              --------------
                                                                              $    2,606,384
                                                                              --------------
SWITZERLAND -- 9.1%
Credit Suisse Group
  (Banks & Credit Companies)                                         33,050   $    1,208,690
Givaudan SA (Consumer
  Goods & Services)                                                   1,165          604,486
Nestle SA (Food & Non-Alcoholic
  Beverages)                                                          4,813        1,201,986
Novartis AG (Pharmaceuticals)                                        41,480        1,882,407
Roche Holding AG (Pharmaceuticals)*                                  16,030        1,616,215
Straumann Holding
  AG (Medical Equipment)*                                             4,610          707,912
Synthes-Stratec, Inc. (Medical Equipment)                             1,258        1,244,477
UBS AG (Banks & Credit Companies)                                    40,443        2,768,546
                                                                              --------------
                                                                              $   11,234,719
                                                                              --------------
THAILAND -- 1.2%
AEON Thana Sinsap PCL
  (Banks & Credit Companies)                                        135,600   $      588,635
Hana Microelectronics Co., Ltd. (Electronics)*                       98,100          309,483
Krung Thai Bank Ltd.
  (Banks & Credit Companies)*                                     1,972,600          612,354
                                                                              --------------
                                                                              $    1,510,472
                                                                              --------------
UNITED KINGDOM -- 25.0%
Amvescap PLC (Brokerage &
  Asset Managers)                                                   135,100   $      978,508
AstraZeneca Group PLC (Pharmaceuticals)                              55,160        2,638,820
Aviva PLC (Insurance)                                                74,866          655,168
BP PLC (Energy -- Integrated)                                       278,417        2,251,358
British Sky Broadcasting Group PLC
  (Broadcast & Cable TV)*                                           100,600        1,262,420
Close Brothers Group PLC
  (Banks & Credit Companies)                                         68,140          892,789
Cookson Group PLC (Electronics)*                                    809,000          577,643
Daily Mail & General Trust
  (Printing & Publishing)                                            59,870          704,280
Diageo PLC (Alcoholic Beverages)                                    119,628        1,569,535
easyJet PLC (Airlines)*                                             125,000          653,775
Johnston Press PLC
  (Printing & Publishing)                                           124,080        1,031,586
Kingfisher PLC (Specialty Stores)                                   185,414          921,761
Legal & General Group PLC (Insurance)                               589,160        1,054,310
Next PLC (General Merchandise)                                       56,200        1,126,592
Reckitt Benckiser PLC
  (Consumer Goods & Services)                                        73,740        1,663,799
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)                                         82,535        2,425,039
Schroders PLC (Brokerage
  & Assets Managers)                                                 50,250          566,897
Signet Group PLC (Specialty Stores)*                                289,130          531,595
Smith & Nephew PLC (Medical Equipment)*                              98,010          820,966
St. James Place Capital PLC (Insurance)*                            219,220          618,284
Standard Chartered PLC
  (Banks & Credit Companies)                                         67,260        1,107,577
Taylor & Francis Group PLC
  (Printing & Publishing)                                            53,120          482,644
United Utilities PLC
  (Utilities -- Electric Power)                                     160,000          869,677
Vodafone Group PLC
  (Wireless Communications)                                       1,139,440        2,817,033
Wolfson Microelectronics PLC
  (Electronics)*                                                     97,690          558,021
WPP Group PLC (Broadcast & Cable TV)                                 78,560          769,182
Yell Group PLC (Broadcast & Cable TV)                               230,370        1,254,228
                                                                              --------------
                                                                              $   30,803,487
                                                                              --------------
    Total Foreign Stocks                                                      $  121,738,571
                                                                              --------------
U.S. STOCKS -- 1.0%
BUSINESS SERVICES -- 1.0%
Manpower, Inc.                                                       26,240   $    1,235,379
                                                                              --------------
    Total Stocks (Identified Cost, $95,447,522)                               $  122,973,950
                                                                              --------------

COLLATERAL FOR SECURITIES LOANED -- 5.7%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                      7,075,894   $    7,075,894
                                                                              --------------
    Total Investments
      (Identified Cost, $102,523,416 )                                        $  130,049,844
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (5.4)%                                                      (6,764,632)
                                                                              --------------
    Net Assets -- 100.0%                                                      $  123,285,212
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 96.8%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 92.3%
AEROSPACE -- 0.1%
Honeywell International, Inc.                                         3,800   $      127,034
L-3 Communications Holding, Inc.*^                                    2,900          148,944
Lockheed Martin Corp.                                                11,300          580,820
                                                                              --------------
                                                                              $      856,798
                                                                              --------------
AIRLINES -- 1.0%
JetBlue Airways Corp.*^                                              28,349   $      751,816
Southwest Airlines Co.                                              295,900        4,775,826
                                                                              --------------
                                                                              $    5,527,642
                                                                              --------------
ALCOHOLIC BEVERAGES -- 0.1%
Anheuser-Busch Cos., Inc.                                            15,500   $      816,540
                                                                              --------------
APPAREL MANUFACTURERS -- 1.4%
Coach, Inc.*                                                         47,800   $    1,804,450
Nike, Inc., "B"                                                      62,800        4,299,288
Reebok International Ltd.                                            48,600        1,910,952
                                                                              --------------
                                                                              $    8,014,690
                                                                              --------------
AUTOMOTIVE -- 0.4%
Harley-Davidson, Inc.                                                44,900   $    2,134,097
                                                                              --------------
BANKS & CREDIT COMPANIES -- 6.9%
American Express Co.                                                177,700   $    8,570,471
Bank of New York Co., Inc.                                          124,100        4,110,192
Citigroup, Inc.                                                     210,054       10,196,021
Fannie Mae                                                           76,300        5,727,078
MBNA Corp.                                                          215,900        5,365,115
Mellon Financial Corp.                                               30,000          963,300
Northern Trust Corp.                                                 37,400        1,736,108
SLM Corp.                                                            79,200        2,984,256
                                                                              --------------
                                                                              $   39,652,541
                                                                              --------------
BIOTECHNOLOGY -- 3.2%
Amgen, Inc.*                                                         87,300   $    5,395,140
Genentech, Inc.*                                                      5,300          495,921
Genzyme Corp.*                                                       99,900        4,929,066
Gilead Sciences, Inc.*                                              127,200        7,395,408
                                                                              --------------
                                                                              $   18,215,535
                                                                              --------------
BROADCAST & CABLE TV -- 6.5%
Citadel Broadcasting Corp.*                                           4,100   $       91,717
Clear Channel Communications, Inc.                                  163,200        7,642,656
Comcast Corp., "A"*                                                 236,059        7,759,259
Cox Communications, Inc., "A"*                                       21,700          747,565
EchoStar Communications Corp., "A"*                                 171,100        5,817,400
Entercom Communications Corp., "A"*                                  12,500          662,000
Liberty Media Corp., "A"*                                           166,800        1,983,252
NTL, Inc.*                                                           22,300        1,555,425
Time Warner, Inc.*                                                  411,700        7,406,483
Univision Communications, Inc., "A"*^                                40,500        1,607,445
Westwood One, Inc.*                                                  59,900        2,049,179
                                                                              --------------
                                                                              $   37,322,381
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.1%
Charles Schwab Corp.                                                 84,100   $      995,744
Goldman Sachs Group, Inc.                                            28,200        2,784,186
Merrill Lynch & Co., Inc.                                            74,400        4,363,560
Morgan Stanley Dean Witter & Co.                                     66,800        3,865,716
                                                                              --------------
                                                                              $   12,009,206
                                                                              --------------
BUSINESS SERVICES -- 1.6%
Affiliated Computer Services, Inc., "A"*^                            37,800   $    2,058,588
BISYS Group, Inc.*                                                   21,000          312,480
DST Systems, Inc.*                                                   32,600        1,361,376
First Data Corp.                                                     20,600          846,454
Fiserv, Inc.*                                                        62,600        2,473,326
Getty Images, Inc.*                                                  20,400        1,022,652
Manpower, Inc.                                                        4,800          225,984
Monster Worldwide, Inc.*                                             37,800          830,088
SunGard Data Systems, Inc.*                                          10,400          288,184
                                                                              --------------
                                                                              $    9,419,132
                                                                              --------------
CHEMICALS -- 1.1%
3M Co.                                                               55,800   $    4,744,674
Air Products & Chemicals, Inc.                                       28,300        1,495,089
                                                                              --------------
                                                                              $    6,239,763
                                                                              --------------
COMPUTER SOFTWARE -- 8.7%
Akamai Technologies, Inc.*^                                          91,000   $      978,250
BEA Systems, Inc.*^                                                  75,000          922,500
Cadence Design Systems, Inc.*                                        96,200        1,729,676
Intuit, Inc.*                                                        33,300        1,761,903
Manhattan Associates, Inc.*^                                         11,800          326,152
Mercury Interactive Corp.*^                                          67,400        3,278,336
Microsoft Corp.                                                     864,464       23,807,339
Netscreen Technologies, Inc.*                                        11,800          292,050
Networks Associates, Inc.*                                           71,300        1,072,352
Oracle Corp.*                                                       393,674        5,196,497
Symantec Corp.*                                                     135,400        4,691,610
Synopsys, Inc.*                                                      24,600          830,496
VERITAS Software Corp.*                                             148,583        5,521,344
                                                                              --------------
                                                                              $   50,408,505
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.6%
EMC Corp.*                                                           63,000   $      813,960
Hewlett-Packard Co.                                                  14,800          339,956
International Business Machines Corp.                                87,600        8,118,768
                                                                              --------------
                                                                              $    9,272,684
                                                                              --------------
CONSUMER GOODS & SERVICES -- 2.2%
Avon Products, Inc.                                                  68,400   $    4,616,316
Clorox Co.                                                           27,300        1,325,688
Colgate-Palmolive Co.                                                66,000        3,303,300
Procter & Gamble Co.                                                 33,800        3,375,944
                                                                              --------------
                                                                              $   12,621,248
                                                                              --------------
CONSUMER SERVICES -- 0.6%
Apollo Group, Inc., "A"*                                             26,400   $    1,795,200
Career Education Corp.*                                              44,400        1,779,108
Orbitz, Inc., "A"                                                     1,800           41,760
                                                                              --------------
                                                                              $    3,616,068
                                                                              --------------
CONTAINERS
Smurfit-Stone Container Corp.*                                       10,100   $      187,557
                                                                              --------------
ELECTRICAL EQUIPMENT -- 5.8%
Cooper Industries, Ltd., "A"                                         13,200   $      764,676
Danaher Corp.^                                                       35,600        3,266,300
Emerson Electric Co.                                                 16,000        1,036,000
General Electric Co.                                                419,336       12,991,029
Molex, Inc.^                                                         37,600        1,311,864
Rockwell Automation, Inc.                                            23,400          833,040
Tyco International Ltd.                                             467,100       12,378,150
W.W. Grainger, Inc.                                                  16,700          791,413
                                                                              --------------
                                                                              $   33,372,472
                                                                              --------------
ELECTRONICS -- 6.9%
Agere Systems, Inc., "B"*                                            60,800   $      176,320
Amphenol Corp., "A"*^                                                 9,900          632,907
Analog Devices, Inc.                                                155,900        7,116,835
Applied Materials, Inc.*                                              7,000          157,150
Intel Corp.                                                         320,200       10,310,440
Linear Technology Corp.                                              40,700        1,712,249
Maxim Integrated Products, Inc.                                      38,200        1,902,360
Microchip Technology, Inc.                                           98,100        3,272,616
Novellus Systems, Inc.*                                              68,700        2,888,835
PMC-Sierra, Inc.*^                                                   51,700        1,041,755
Texas Instruments, Inc.                                             208,000        6,111,040
Xilinx, Inc.*                                                       112,900        4,373,746
                                                                              --------------
                                                                              $   39,696,253
                                                                              --------------
ENTERTAINMENT -- 1.6%
Viacom, Inc., "B"                                                   199,176   $    8,839,431
Walt Disney Co.                                                      13,000          303,290
                                                                              --------------
                                                                              $    9,142,721
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
FOOD & DRUG STORES -- 1.1%
CVS Corp.                                                            47,800   $    1,726,536
Rite Aid Corp.*                                                     127,600          770,704
Walgreen Co.                                                         99,600        3,623,448
                                                                              --------------
                                                                              $    6,120,688
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 1.1%
PepsiCo, Inc.                                                       123,700   $    5,766,894
Sysco Corp.                                                          15,000          558,450
                                                                              --------------
                                                                              $    6,325,344
                                                                              --------------
GAMING & LODGING -- 1.1%
Carnival Corp.                                                      112,500   $    4,469,625
Cendant Corp.*                                                       13,000          289,510
Hilton Hotels Corp.                                                  62,800        1,075,764
Starwood Hotels & Resorts Co., "B"                                   16,100          579,117
                                                                              --------------
                                                                              $    6,414,016
                                                                              --------------
GENERAL MERCHANDISE -- 4.1%
Kohl's Corp.*                                                       154,600   $    6,947,724
Target Corp.                                                        261,900       10,056,960
Wal-Mart Stores, Inc.                                               131,300        6,965,465
                                                                              --------------
                                                                              $   23,970,149
                                                                              --------------
INSURANCE -- 2.6%
American International Group, Inc.                                  177,400   $   11,758,072
Hartford Financial Services Group, Inc.                              34,100        2,012,923
Marsh & McLennan Cos., Inc.                                          12,400          593,836
UnumProvident Corp.                                                  46,200          728,574
                                                                              --------------
                                                                              $   15,093,405
                                                                              --------------
INTERNET -- 2.1%
Ebay, Inc.*                                                          76,600   $    4,947,594
InterActive Corp.*^                                                 193,300        6,558,669
Yahoo! Inc.*                                                         19,200          867,264
                                                                              --------------
                                                                              $   12,373,527
                                                                              --------------
LEISURE & TOYS -- 0.2%
International Game Technology                                        33,100   $    1,181,670
                                                                              --------------
MACHINERY & TOOLS -- 0.9%
Eaton Corp.                                                          13,300   $    1,436,134
Illinois Tool Works, Inc.                                            34,600        2,903,286
Parker-Hannifin Corp.                                                11,100          660,450
                                                                              --------------
                                                                              $    4,999,870
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 1.4%
Cardinal Health, Inc.                                                64,900   $    3,969,284
Caremark Rx, Inc.*                                                  105,600        2,674,848
HCA, Inc.                                                            30,700        1,318,872
Tenet Healthcare Corp.*                                              10,900          174,945
                                                                              --------------
                                                                              $    8,137,949
                                                                              --------------
MEDICAL EQUIPMENT -- 4.0%
AmerisourceBergen Corp.                                              12,600   $      707,490
Applera Corp.                                                        42,500          880,175
Baxter International, Inc.                                           82,700        2,524,004
Biomet, Inc.                                                         65,100        2,370,291
C.R. Bard, Inc.                                                      27,400        2,226,250
CTI Molecular Imaging, Inc*^                                         12,600          213,066
Cyberonics, Inc.*^                                                    3,200          102,432
Edwards Lifesciences Corp.*^                                          2,800           84,224
Guidant Corp.                                                        66,400        3,997,280
Invitrogen Corp.*                                                    12,000          840,000
Medtronic, Inc.                                                     104,500        5,079,745
Thermo Electron Corp.*                                               72,800        1,834,560
Zimmer Holdings, Inc.*                                               35,200        2,478,080
                                                                              --------------
                                                                              $   23,337,597
                                                                              --------------
OIL SERVICES -- 0.6%
BJ Services Co.*                                                     33,600   $    1,206,240
GlobalSantaFe Corp.                                                  12,800          317,824
Noble Corp.*                                                          9,400          336,332
Smith International, Inc.*^                                          33,800   $    1,403,376
                                                                              --------------
                                                                              $    3,263,772
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.1%
Apple Computer, Inc.*                                                41,900   $      895,403
Avid Technology, Inc.*^                                              12,900          619,200
Dell, Inc.*                                                         307,074       10,428,233
Zebra Technologies Corp., "A"*                                        2,900          192,473
                                                                              --------------
                                                                              $   12,135,309
                                                                              --------------
PHARMACEUTICALS -- 8.1%
Abbott Laboratories, Inc.                                           125,500   $    5,848,300
Allergan, Inc.^                                                      15,000        1,152,150
Eli Lilly & Co.                                                      21,600        1,519,128
Forest Laboratories, Inc.*                                           29,100        1,798,380
Johnson & Johnson Co.                                               241,600       12,481,056
Pfizer, Inc.                                                        432,331       15,274,254
Schering-Plough Corp.                                               141,000        2,451,990
Watson Pharmaceuticals, Inc.*                                        16,900          777,400
Wyeth                                                               126,700        5,378,415
                                                                              --------------
                                                                              $   46,681,073
                                                                              --------------
POLLUTION CONTROL
Waste Management, Inc.                                                1,900   $       56,240
                                                                              --------------
PRINTING & PUBLISHING -- 0.6%
Lamar Advertising Co., "A"*                                          53,700   $    2,004,084
New York Times Co., "A"                                              32,300        1,543,617
                                                                              --------------
                                                                              $    3,547,701
                                                                              --------------
RESTAURANTS -- 0.8%
McDonald's Corp.                                                     75,900   $    1,884,597
Outback Steakhouse, Inc.                                             66,600        2,944,386
                                                                              --------------
                                                                              $    4,828,983
                                                                              --------------
SPECIALTY CHEMICALS
Georgia Gulf Corp.^                                                   3,100   $       89,528
                                                                              --------------
SPECIALTY STORES -- 2.7%
Best Buy Co., Inc.                                                   38,900   $    2,032,136
CarMax Inc.*                                                         27,300          844,389
Home Depot, Inc.                                                     85,600        3,037,944
Hot Topic, Inc.*                                                     20,200          595,092
Lowe's Cos., Inc.                                                    20,500        1,135,495
Pier 1 Imports, Inc.                                                 21,700          474,362
Staples, Inc.*                                                      122,400        3,341,520
The TJX Cos., Inc.                                                  135,400        2,985,570
Williams-Sonoma, Inc.*                                               29,500        1,025,715
                                                                              --------------
                                                                              $   15,472,223
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 4.8%
ADTRAN, Inc.                                                         78,400   $    2,430,400
Andrew Corp.*^                                                       19,600          225,596
Cisco Systems, Inc.*                                                806,177       19,582,039
Corning, Inc.*                                                      219,900        2,293,557
Foundry Networks, Inc.*                                              35,400          968,544
Juniper Networks, Inc.*^                                             30,900          577,212
QUALCOMM, Inc.                                                       35,000        1,887,550
                                                                              --------------
                                                                              $   27,964,898
                                                                              --------------
TOBACCO -- 0.3%
Altria Group, Inc.                                                   29,900   $    1,627,158
                                                                              --------------
TRUCKING -- 1.0%
Fedex Corp.                                                          63,500   $    4,286,250
United Parcel Service, Inc., "B"                                     22,200        1,655,010
                                                                              --------------
                                                                              $    5,941,260
                                                                              --------------
WIRELESS COMMUNICATIONS -- 0.9%
AT&T Wireless Services, Inc.*                                       261,400   $    2,088,586
Nextel Communications, Inc., "A"*                                    84,800        2,379,488
Sprint Corp. (PCS Group)*                                           158,000          887,960
                                                                              --------------
                                                                              $    5,356,034
                                                                              --------------
    Total U.S. Stocks                                                         $  533,444,227
                                                                              --------------

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS -- 4.5%
AUSTRALIA -- 0.6%
BHP Billiton Ltd. (Metals & Mining)                                  58,100   $    1,060,906
News Corp., Ltd. ADR (Broadcast &
  Cable TV)^                                                         59,300        2,140,730
                                                                              --------------
                                                                              $    3,201,636
                                                                              --------------
BERMUDA -- 1.2%
Accenture Ltd., "A" (Business Services)*                             71,500   $    1,881,880
Ace Ltd. (Insurance)                                                 32,700        1,354,434
Marvell Technology Group Ltd.
  (Electronics)*                                                     77,600        2,943,368
XL Capital Ltd., "A" (Insurance)                                      9,000          697,950
                                                                              --------------
                                                                              $    6,877,632
                                                                              --------------
CANADA -- 0.3%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                 421,100   $    1,781,253
                                                                              --------------
FINLAND -- 0.3%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                                  103,600   $    1,761,200
                                                                              --------------
GERMANY -- 0.2%
Bayerische Motoren Werke AG (Automotive)                             21,200   $      981,627
                                                                              --------------
NETHERLANDS
STMicroelectronics N.V. (Electronics)                                 6,100   $      164,761
                                                                              --------------
SINGAPORE -- 0.2%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                                83,600   $    1,240,624
                                                                              --------------
SWITZERLAND -- 0.6%
Alcon, Inc. (Medical Equipment)^                                     27,200   $    1,646,688
Novartis AG (Pharmaceuticals)                                         6,500          294,977
Roche Holdings AG (Pharmaceuticals)                                  12,600        1,270,387
                                                                              --------------
                                                                              $    3,212,052
                                                                              --------------
TAIWAN -- 0.3%
Taiwan Semiconductor Manufacturing Co.
  Ltd., ADR (Electronics)                                           197,348   $    2,020,844
                                                                              --------------
UNITED KINGDOM -- 0.8%
Amdocs Ltd. (Computer Software)*                                     95,500   $    2,146,840
AstraZeneca Group PLC (Pharmaceuticals)                               6,500          310,956
Vodafone Group PLC
  (Wireless Communications)*                                        698,900        1,727,888
Vodafone Group PLC, ADR
  (Wireless Communications)*                                         25,790          645,781
                                                                              --------------
                                                                              $    4,831,465
                                                                              --------------
    Total Foreign Stocks                                                      $   26,073,094
                                                                              --------------
    Total Stocks (Identified Cost, $532,690,668)                              $  559,517,321
                                                                              --------------

REPURCHASE AGREEMENT -- 2.2%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Merrill Lynch, dated 12/31/03
  due 01/02/04, total to be received $12,428,656
  (secured by various U.S. Treasury and Federal
  Agency obligations in a jointly traded account), at Cost     $     12,428   $   12,428,000
                                                                              --------------

COLLATERAL FOR SECURITIES LOANED -- 4.4%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                     25,329,898   $   25,329,898
                                                                              --------------
    Total Investments (Identified Cost, $570,448,566 )                        $  597,275,219
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.4)%                                                     (19,455,431)
                                                                              --------------
    Net Assets -- 100.0%                                                      $  577,819,788
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
MID CAP VALUE SERIES
STOCKS -- 95.1%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 91.1%
AEROSPACE -- 2.3%
Alliant Techsystems, Inc.*                                            3,000   $      173,280
EDO Corp.                                                             3,200           78,880
United Defense Industries, Inc.*                                      3,500          111,580
                                                                              --------------
                                                                              $      363,740
                                                                              --------------
ALCOHOLIC BEVERAGES -- 0.4%
Constellation Brands, Inc.*                                           1,900   $       62,567
                                                                              --------------
APPAREL MANUFACTURERS -- 3.4%
Kellwood Co.                                                          4,300   $      176,300
Liz Claiborne, Inc.                                                   1,500           53,190
Polo Ralph Lauren Corp.                                               6,000          172,800
Reebok International Ltd.                                             3,700          145,484
                                                                              --------------
                                                                              $      547,774
                                                                              --------------
AUTOMOTIVE -- 1.5%
Autoliv, Inc.                                                         3,200   $      120,480
Johnson Controls, Inc.                                                  500           58,060
Lear Corp.                                                              950           58,264
                                                                              --------------
                                                                              $      236,804
                                                                              --------------
BANKS & CREDIT COMPANIES -- 8.8%
Astoria Financial Corp.                                               2,000   $       74,400
Banknorth Group, Inc.                                                 3,700          120,361
Charter One Financial, Inc.                                           4,600          158,930
First Tennessee National Corp.                                        4,500          198,450
Greenpoint Financial Corp.                                            3,700          130,684
Mercantile Bankshares Corp.                                           3,100          141,298
National Commerce Financial Corp.                                     2,900           79,112
New York Community Bancorp, Inc.                                      2,050           78,002
Provident Financial Services                                          3,200           60,480
Riggs National Corp.                                                  4,700           77,691
TCF Financial Corp.                                                   2,100          107,835
The South Financial Group, Inc.                                       3,900          108,654
SouthTrust Corp.                                                      2,400           78,552
                                                                              --------------
                                                                              $    1,414,449
                                                                              --------------
BIOTECHNOLOGY -- 0.9%
Neurocrine Biosciences, Inc.*                                         2,700   $      147,258
                                                                              --------------
BROADCAST & CABLE TV -- 2.6%
Cablevision Systems Corp*                                             3,200   $       74,848
Cox Radio, Inc.*                                                      5,300          133,719
Hearst-Argyle Television, Inc.                                        4,900          135,044
Interpublic Group of Cos., Inc.*                                      5,000           78,000
                                                                              --------------
                                                                              $      421,611
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 4.7%
E*TRADE Group, Inc.*                                                  6,200   $       78,430
Eaton Vance Corp.                                                     3,200          117,248
Federated Investors, Inc.                                             4,100          120,376
Franklin Resources, Inc.                                              1,800           93,708
Janus Capital Group, Inc.                                             7,700          126,357
Legg Mason, Inc.                                                      2,000          154,360
Waddell & Reed Financial, Inc.,                                       2,300           53,958
                                                                              --------------
                                                                              $      744,437
                                                                              --------------
BUSINESS SERVICES -- 1.8%
DST Systems, Inc.*                                                    1,880   $       78,509
MPS Group, Inc.*                                                      4,300           40,205
School Specialty, Inc.*                                               2,700           91,827
Volume Services America Holdings, Inc.*                               5,000           83,250
                                                                              --------------
                                                                              $      293,791
                                                                              --------------
CHEMICALS -- 1.8%
Lyondell Chemical Co.                                                11,400   $      193,230
Monsanto Co.                                                            600           17,268
PPG Industries, Inc.                                                  1,300           83,226
                                                                              --------------
                                                                              $      293,724
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- 1.2%
Cadence Design Systems, Inc.*                                         2,100   $       37,758
Networks Associates, Inc.*                                           10,000          150,400
                                                                              --------------
                                                                              $      188,158
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.8%
Acxiom Corp.*                                                         8,600   $      159,702
Xerox Corp.*                                                          8,900          122,820
                                                                              --------------
                                                                              $      282,522
                                                                              --------------
CONSUMER GOODS & SERVICES -- 1.3%
Newell Rubbermaid, Inc.                                               9,000   $      204,930
                                                                              --------------
CONTAINERS -- 3.3%
Anchor Glass Container Corp.                                          7,800   $      124,800
Owens Illinois, Inc.*                                                12,800          152,192
Smurfit-Stone Container Corp.*                                        8,000          148,560
Sonoco Products Co.                                                   4,300          105,866
                                                                              --------------
                                                                              $      531,418
                                                                              --------------
ELECTRICAL EQUIPMENT -- 1.1%
American Standard Cos., Inc.*                                           700   $       70,490
Ametek, Inc.                                                            500           24,130
Black & Decker Corp.                                                  1,600           78,912
                                                                              --------------
                                                                              $      173,532
                                                                              --------------
ELECTRONICS -- 2.9%
Agere Systems, Inc.*                                                 50,000   $      145,000
Amphenol Corp.*                                                       1,600          102,288
Fairchild Semiconductor International Co.*                            1,000           24,970
Novellus Systems, Inc.*                                               1,600           67,280
Vishay Intertechnology, Inc.*                                         5,300          121,370
                                                                              --------------
                                                                              $      460,908
                                                                              --------------
ENERGY -- INDEPENDENT -- 4.2%
Devon Energy Corp.                                                    3,200   $      183,232
EOG Resources, Inc.                                                   2,100           96,957
Massey Energy Co.                                                     4,400           91,520
Newfield Exploration Co.*                                             1,600           71,264
Tom Brown, Inc.*                                                      3,200          103,200
Unocal Corp.                                                          3,200          117,856
                                                                              --------------
                                                                              $      664,029
                                                                              --------------
ENERGY -- INTEGRATED -- 1.1%
Amerada Hess Corp.*                                                   3,200   $      170,144
                                                                              --------------
FOOD & DRUG STORES -- 0.4%
Rite Aid Corp.*                                                      11,800   $       71,272
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 2.4%
Archer-Daniels-Midland Co.                                            5,300   $       80,666
Dean Foods Co.*                                                       2,400           78,888
Del Monte Foods Co.*                                                  7,500           78,000
Smithfield Foods, Inc.*                                               6,800          140,760
                                                                              --------------
                                                                              $      378,314
                                                                              --------------
FOREST & PAPER PRODUCTS -- 2.1%
Boise Cascade Corp.                                                   5,000   $      164,300
Bowater, Inc.                                                         3,700          171,347
                                                                              --------------
                                                                              $      335,647
                                                                              --------------
FURNITURE & APPLIANCES -- 0.2%
Tempur Pedic International, Inc.*                                     2,000   $       31,000
                                                                              --------------
GAMING & LODGING -- 0.9%
Hilton Hotels Corp.                                                   5,600   $       95,928
MGM Mirage, Inc.*                                                     1,400           52,654
                                                                              --------------
                                                                              $      148,582
                                                                              --------------
GENERAL MERCHANDISE -- 2.4%
Big Lots, Inc.*                                                      15,100   $      214,571
May Department Stores Co.                                             2,800           81,396
Sears, Roebuck & Co.                                                  1,800           81,882
                                                                              --------------
                                                                              $      377,849
                                                                              --------------
INSURANCE -- 3.2%
PMI Group, Inc.*                                                      3,200   $      119,136
Safeco Corp.                                                          2,900          112,897
The St. Paul Cos., Inc.                                               2,700          107,055
U.S.I. Holdings Corp.*                                                4,200           54,810
UnumProvident Corp.                                                   7,000          110,390
                                                                              --------------
                                                                              $      504,288
                                                                              --------------
LEISURE & TOYS -- 0.5%
Hasbro, Inc.                                                          4,000   $       85,120
                                                                              --------------
MACHINERY & TOOLS -- 0.8%
AGCO Corp.*                                                           6,300   $      126,882
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 3.1%
Apria Healthcare Group, Inc.*                                         2,500   $       71,175
Caremark Rx, Inc.*                                                    3,200           81,056
Fisher Scientific International, Inc.*                                4,800          198,576
Tenet Healthcare Corp.*                                               9,000          144,450
                                                                              --------------
                                                                              $      495,257
                                                                              --------------
MEDICAL EQUIPMENT -- 5.7%
AmerisourceBergen Corp.                                               2,700   $      151,605
Applera Corp.                                                         5,300          109,763
Aspect Medical Systems, Inc.*                                           400            4,564
C.R. Bard, Inc.                                                       1,100           89,375
Conceptus, Inc.*                                                     10,000          106,200
CTI Molecular Imaging, Inc.*                                         10,700          180,937
DENTSPLY International, Inc.                                          1,100           49,687
Millipore Corp.*                                                      3,700          159,285
Thermo Electron Corp.*                                                2,700           68,040
                                                                              --------------
                                                                              $      919,456
                                                                              --------------
METALS & MINING -- 0.5%
Compass Minerals International, Inc.*                                 6,000   $       85,680
                                                                              --------------
NATURAL GAS -- DISTRIBUTION -- 0.3%
AGL Resources, Inc.                                                   1,600   $       46,560
                                                                              --------------
OIL SERVICES -- 3.8%
GlobalSantaFe Corp.                                                   8,600   $      213,538
Noble Corp.*                                                          4,800          171,744
Smith International, Inc.*                                            5,300          220,056
                                                                              --------------
                                                                              $      605,338
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 2.0%
Ingram Micro, Inc.*                                                   7,500   $      119,250
Solectron Corp.*                                                     35,000          206,850
                                                                              --------------
                                                                              $      326,100
                                                                              --------------
PHARMACEUTICALS -- 0.6%
Acusphere, Inc.                                                       3,100   $       27,218
United Therapeutics Corp.*                                            3,000           68,850
                                                                              --------------
                                                                              $       96,068
                                                                              --------------
PRINTING & PUBLISHING  -- 3.6%
Bowne & Co., Inc.                                                     7,800   $      105,768
Dun & Bradstreet Corp. *                                                900           45,639
Lamar Advertising Co.*                                                4,800          179,136
Meredith Corp.                                                        2,000           97,620
New York Times Co.                                                    3,200          152,928
                                                                              --------------
                                                                              $      581,091
                                                                              --------------
RAILROAD & SHIPPING -- 1.4%
CSX Corp.                                                             4,300   $      154,542
Kansas City Southern Industries, Inc.*                                5,300           75,896
                                                                              --------------
                                                                              $      230,438
                                                                              --------------
REAL ESTATE -- 1.2%
American Financial Realty Trust                                       2,000   $       34,100
Boston Properties, Inc.                                               1,600           77,104
iStar Financial, Inc.                                                 2,100           81,690
                                                                              --------------
                                                                              $      192,894
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
MeriStar Hospitality Corp.                                           17,000   $      110,670
                                                                              --------------
RESTAURANTS -- 1.1%
Aramark Corp.                                                         1,600   $       43,872
Darden Restaurants, Inc.                                              6,000          126,240
                                                                              --------------
                                                                              $      170,112
                                                                              --------------
SPECIALTY CHEMICALS -- 0.6%
Georgia Gulf Corp.                                                    3,200   $       92,416
                                                                              --------------
SPECIALTY STORES -- 1.1%
Office Depot, Inc.*                                                   5,900   $       98,589
Pier 1 Imports, Inc.                                                  3,200           69,952
                                                                              --------------
                                                                              $      168,541
                                                                              --------------
TELECOMMUNICATIONS -- WIRELESS -- 0.5%
Spectrasite, Inc. *                                                   2,300   $       79,925
                                                                              --------------
TELEPHONE SERVICES -- 1.3%
Cincinnati Bell, Inc.*                                               31,500   $      159,075
Citizens Communications Co.*                                          4,500           55,890
                                                                              --------------
                                                                              $      214,965
                                                                              --------------
TRUCKING -- 1.0%
Werner Enterprises, Inc.                                              7,900   $      153,971
                                                                              --------------
UTILITIES -- ELECTRIC POWER -- 3.2%
Calpine Corp.*                                                       24,400   $      117,364
FirstEnergy Corp.                                                     2,280           80,256
PPL Corp.                                                             4,500          196,875
TXU Corp.                                                             4,700          111,484
                                                                              --------------
                                                                              $      505,979
                                                                              --------------
WIRELESS COMMUNICATIONS -- 1.4%
Sprint Corp. (PCS Group)*                                            28,600   $      160,732
Telephone & Data Systems, Inc.                                        1,100           68,805
                                                                              --------------
                                                                              $      229,537
                                                                              --------------
    Total U.S. Stocks                                                         $   14,565,748
                                                                              --------------
FOREIGN STOCKS -- 4.0%
BERMUDA -- 0.9%
Ace Ltd. (Insurance)                                                  3,300   $      136,686
                                                                              --------------
CANADA  -- 2.1%
Abitibi-Consolidated, Inc.
  (Forest & Paper Products)                                           8,600   $       69,746
Magna International, Inc. (Automotive)                                2,500          200,125
Talisman Energy, Inc.
  (Energy -- Independent)                                             1,100           62,260
                                                                              --------------
                                                                              $      332,131
                                                                              --------------
GRAND CAYMAN ISLANDS -- 1.0%
Transocean Sedco Forex, Inc. (Oil Services)*                          7,000   $      168,070
                                                                              --------------
    Total Foreign Stocks                                                      $      636,887
                                                                              --------------
    Total Stocks (Identified Cost, $13,790,768)                               $   15,202,635
                                                                              --------------
CONVERTIBLE BONDS -- 1.5%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
COMPUTER SOFTWARE -- SERVICES -- 0.7%
Serena Software, Inc., 1.5s, 2023                              $        100   $      107,750
                                                                              --------------
PHARMACEUTICALS -- 0.3%
Valeant Pharmaceuticals International,
  3s, 2010                                                     $         50   $       54,937
                                                                              --------------
WIRELESS COMMUNICATIONS -- 0.5%
American Tower Corp., 3.25s, 2010                              $         60   $       71,100
                                                                              --------------
                                                                              $      233,787
                                                                              --------------
    Total Convertible Bond
      (Identified Cost, $210,000)                                             $      233,787
                                                                              --------------

ISSUER                                                            SHARES          VALUE

PREFERRED STOCKS -- 1.3%
BROADCAST & CABLE TV -- 0.7%
Interpublic Group Cos., Inc.                                          2,000   $      114,700
                                                                              --------------
ENERGY -- INTEGRATED -- 0.2%
Amerada Hess Corp.                                                      460   $       25,231
                                                                              --------------
INSURANCE -- 0.4%
PMI Group, Inc.                                                       1,500   $       38,610
Unumprovident Corp.                                                     700           23,702
                                                                              --------------
                                                                              $       62,312
                                                                              --------------
    Total Preferred Stock
      (Identified Cost, $178,000)                                             $      202,243
                                                                              --------------
SHORT-TERM INVESTMENT -- 4.0%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Old Line Funding Corp., due 1/02/04,
  at Amortized Cost                                            $        635   $      634,983
                                                                              --------------

REPURCHASE AGREEMENT -- 5.1%
Merrill Lynch, dated 12/31/03, due
  1/2/04, total to be received
  $824,043 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                      $        824   $      824,000
                                                                              --------------
    Total Investments
      (Identified Cost, $15,637,751)                                          $   17,097,648
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (7.0)%                                                      (1,119,844)
                                                                              --------------
    Net Assets -- 100.0%                                                      $   15,977,804
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
NEW DISCOVERY SERIES
STOCKS -- 97.6%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 92.5%
AIRLINES -- 0.6%
Airtran Holdings, Inc.*^                                             15,900   $      189,210
Alaska Air Group, Inc.*                                              20,600          562,174
Atlantic Coast Airlines Holdings*^                                   14,000          138,600
Frontier Airlines, Inc.*                                             12,000          171,120
Mesa Air Group, Inc.*                                                28,700          359,324
Skywest, Inc.                                                        18,000          326,160
                                                                              --------------
                                                                              $    1,746,588
                                                                              --------------
APPAREL MANUFACTURERS -- 1.3%
Carter Holdings*                                                     25,150   $      640,068
Kellwood Co.^                                                        13,100          537,100
Quiksilver, Inc.*                                                    15,300          271,269
Reebok International Ltd.                                            36,700        1,443,044
Wolverine World Wide, Inc.                                           51,700        1,053,646
                                                                              --------------
                                                                              $    3,945,127
                                                                              --------------
AUTOMOTIVE -- 0.2%
Quantum Fuel Systems Technologies*                                   60,200   $      484,008
                                                                              --------------
BANKS & CREDIT COMPANIES -- 2.6%
BankUnited Financial Corp., "A"*                                     35,200   $      907,808
East West Bancorp, Inc.                                              18,100          971,608
First Community Bancorp.^                                             8,000          289,120
Franklin Bank Corp.*                                                  8,070          153,330
Glacier Bancorp, Inc.                                                 3,360          108,864
Harbor Florida Bancshares, Inc.                                      22,400          665,504
Independence Community Bank Corp.                                     9,200          330,924
Investors Financial Services Corp.                                   38,500        1,478,785
Nara Bancorp, Inc.                                                    3,400           92,820
Nelnet, Inc.*^                                                       14,700          329,280
UCBH Holdings, Inc.                                                  43,000        1,675,710
Wintrust Financial Corp.^                                            13,500          608,850
                                                                              --------------
                                                                              $    7,612,603
                                                                              --------------
BIOTECHNOLOGY -- 3.5%
Antigenics, Inc.*^                                                   43,860   $      496,495
Bruker Biosciences Corp.*                                            69,200          314,860
Cell Genesys, Inc.*                                                  37,700          487,838
CryoLife, Inc.*^                                                    102,600          593,028
CV Therapeutics, Inc.*                                               27,700          406,082
ICOS Corp.*^                                                         19,300          796,704
ILEX Oncology, Inc.*                                                 20,500          435,625
Introgen Therapeutics, Inc.*^                                        44,700          378,162
Ligand Pharmaceuticals, Inc.*                                        21,100          309,959
MGI Pharma, Inc.*                                                     7,500          308,625
Neurocrine Biosciences, Inc.*                                        30,500        1,663,470
Pharmos Corp.*^                                                     111,600          390,600
Serologicals Corp.*^                                                 81,700        1,519,620
Tanox, Inc.*^                                                         5,400           80,190
Telik, Inc.*^                                                        75,300        1,732,653
Vertex Pharmaceuticals, Inc.*                                        25,000          255,750
                                                                              --------------
                                                                              $   10,169,661
                                                                              --------------
BROADCAST & CABLE TV -- 4.2%
aQuantive, Inc.*                                                     92,900   $      952,225
Citadel Broadcasting Corp.*                                          40,500          905,985
Cox Radio, Inc., "A"*                                                56,000        1,412,880
Cumulus Media, Inc., "A"*                                            23,000          506,000
Emmis Communications Corp., "A"*^                                    27,000          730,350
Entercom Communications Corp., "A"*                                  39,675        2,101,188
Harris Interactive, Inc.*                                           227,300        1,886,590
Hearst-Argyle Television, Inc.                                       28,200          777,192
LIN TV Corp., "A"*                                                   56,050        1,446,650
LodgeNet Entertainment Corp.*                                        17,500          319,900
Saga Communications, Inc., "A"*                                      37,700          698,581
Spanish Broadcasting Systems, Inc.*                                  56,000          588,000
                                                                              --------------
                                                                              $   12,325,541
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.4%
First Albany Cos., Inc.                                              11,200   $      157,248
Friedman, Billings, Ramsey Group, Inc. "A"                           81,660        1,884,713
Jeffries Group, Inc.^                                                41,600        1,373,632
Knight Trading Group, Inc.*                                          82,600        1,209,264
Raymond James Financial, Inc.                                        17,900          674,830
Soundview Technology Group, Inc.*                                     7,600          117,724
SWS Group, Inc.^                                                     43,500          774,300
Waddell & Reed Financial, Inc., "A"                                  39,900          936,054
                                                                              --------------
                                                                              $    7,127,765
                                                                              --------------
BUSINESS SERVICES -- 8.0%
Alliance Data Systems Corp.*                                         37,100   $    1,026,928
Bright Horizons Family Solutions, Inc.*                              24,900        1,045,800
CDI Corp.                                                            22,600          740,150
Charles River Associates, Inc.*                                      22,310          713,697
Corporate Executive Board Co.*                                       41,700        1,946,139
Costar Group, Inc.*^                                                 49,630        2,068,578
Diamondcluster International, Inc., "A"*                             70,100          715,020
Digital Insight Corp.*^                                              19,700          490,530
Digitas, Inc.*^                                                     170,630        1,590,272
Getty Images, Inc.*                                                  48,000        2,406,240
Global Payments, Inc.                                                54,163        2,552,160
Integrated Alarm Services Group, Inc.*^                             121,590        1,033,515
kforce.com, Inc.*                                                    19,900          185,866
LECG Corp.*                                                           1,100           25,179
Monster Worldwide, Inc.*                                             65,000        1,427,400
MPS Group, Inc.*                                                    144,600        1,352,010
Perot Systems Corp., "A"*^                                           86,450        1,165,346
Resources Connection, Inc.*                                           2,700           73,737
Sirva, Inc.*                                                        111,070        2,170,308
Universal Technical Institute, Inc.*^                                16,200          486,000
                                                                              --------------
                                                                              $   23,214,875
                                                                              --------------
COMPUTER SOFTWARE -- 9.1%
Akamai Technologies, Inc.*^                                          83,000   $      892,250
Altiris, Inc.*^                                                       7,800          284,544
Ansys, Inc.*                                                         62,400        2,477,280
Ascential Software Corp.*                                            43,100        1,117,583
Aspect Communications, Inc.*                                         33,100          521,656
E.piphany, Inc.*                                                     69,000          497,490
Hyperion Solutions Corp.*                                            18,000          542,520
InterVideo, Inc.*^                                                   32,780          385,165
Kronos, Inc.*                                                        79,300        3,141,073
Magma Design Automation, Inc.*^                                      64,700        1,510,098
Manhattan Associates, Inc.*^                                        151,500        4,187,460
Microstrategy, Inc., "A"*                                            13,100          687,488
Netscreen Technologies, Inc.*                                        77,900        1,928,025
Networks Associates, Inc.*                                          148,000        2,225,920
Palmsource, Inc.*^                                                   32,860          716,019
Progress Software Corp.*                                             84,600        1,730,916
Safenet, Inc.*^                                                      22,400          689,248
Secure Computing Corp.*^                                             65,700        1,176,687
Serena Software, Inc.*^                                              83,400        1,530,390
Vignette Corp.*                                                      79,500          180,465
                                                                              --------------
                                                                              $   26,422,277
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.7%
Mentor Graphics Corp.*^                                             100,500   $    1,461,270
Micros Systems, Inc. *                                                4,100          177,776
Opsware, Inc.*^                                                       6,000           44,400
SS&C Technologies, Inc.                                              14,800          413,660
                                                                              --------------
                                                                              $    2,097,106
                                                                              --------------
CONSUMER SERVICES -- 4.9%
Autobytel, Inc.*                                                      9,500   $       86,260
Autobytel, Inc.*                                                    105,000          956,550
Career Education Corp.*                                              77,400        3,101,418

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
CONSUMER SERVICES -- continued
Corinthian Colleges, Inc.*                                           13,500   $      750,060
Education Management Corp.*                                          61,200        1,899,648
First Marblehead Corp.*                                              30,060          657,713
ITT Educational Services, Inc.*                                      37,000        1,737,890
Orbitz, Inc., "A"^                                                   28,500          661,200
Priceline.com, Inc.*^                                                35,350          632,765
Strayer Education, Inc.^                                             34,200        3,721,986
                                                                              --------------
                                                                              $   14,205,490
                                                                              --------------
ELECTRICAL EQUIPMENT -- 0.4%
A.O. Smith Corp.                                                     30,400   $    1,065,520
Ametek, Inc.                                                            300           14,478
                                                                              --------------
                                                                              $    1,079,998
                                                                              --------------
ELECTRONICS -- 16.6%
Advanced Energy Industries, Inc.*^                                   29,700   $      773,685
American Superconductor Corp.*^                                     179,600        2,489,256
Amis Holdings, Inc.*                                                115,400        2,109,512
Amphenol Corp., "A"*                                                 35,800        2,288,694
Applied Films Corp.*                                                 38,000        1,254,760
Applied Micro Circuits Corp.*                                        73,000          436,540
Arrow Electronics, Inc.*                                             20,200          467,428
Axcelis Technologies, Inc.*                                          49,300          503,846
Benchmark Electronics, Inc.*                                         20,650          718,827
Brooks Automation, Inc.*                                             40,700          983,719
Cirrus Logic, Inc.*^                                                 41,000          314,470
CTS Corp.                                                            35,100          403,650
Cymer, Inc.*                                                         45,300        2,092,407
Cypress Semiconductor Corp.*^                                       114,600        2,447,856
DSP Group, Inc.*                                                     94,520        2,354,493
Exar Corp.*                                                          21,100          360,388
Excel Technology, Inc.*                                              16,900          555,334
Genesis Microchip, Inc.*                                             21,000          378,840
Genus, Inc.*^                                                        45,600          273,600
GlobespanVirata, Inc.*                                               72,000          423,360
Integrated Circuit Systems, Inc.*                                    32,400          923,076
Integrated Device Technology, Inc.*                                  71,600        1,229,372
Kemet Corp.*                                                         35,400          484,626
Kopin Corp.*                                                        105,600          708,576
Lam Research Corp.*                                                  37,500        1,211,250
Lexar Media, Inc.*                                                   61,400        1,070,202
Micrel, Inc.*                                                       145,900        2,273,122
Mindspeed Technologies, Inc.*                                       150,100        1,028,185
MKS Instruments, Inc.*^                                              43,400        1,258,600
NPTest Holding Corp.*                                                51,010          563,150
OmniVision Technologies, Inc.*                                        4,770          263,543
Pemstar, Inc.*^                                                     142,600          469,154
Photon Dynamics, Inc.*^                                              25,000        1,006,000
Planar Systems, Inc.*                                                15,100          367,232
Plexus Corp.*^                                                       37,800          649,026
PMC-Sierra, Inc.*^                                                  121,300        2,444,195
RF Micro Devices, Inc.*^                                             40,500          407,025
Semtech Corp.*                                                       17,200          390,956
Sigmatel, Inc.*                                                      20,300          501,004
Silicon Laboratories, Inc.*^                                         40,400        1,746,088
Skyworks Solutions, Inc.*^                                           81,000          704,700
Technitrol, Inc.*                                                    56,900        1,180,106
Tessera Technologies, Inc.*                                          19,700          370,557
Three Five Systems, Inc.*^                                          105,000          550,200
Ultratech, Inc.*                                                     24,800          728,376
Vishay Intertechnology, Inc.*                                        73,500        1,683,150
Vitesse Semiconductor Corp.*^                                       146,600          860,542
White Electronic Designs Corp.*                                     125,600        1,105,280
Zoran Corp.*^                                                        41,000          712,990
                                                                              --------------
                                                                              $   48,520,948
                                                                              --------------
ENERGY -- INDEPENDENT -- 0.6%
Newfield Exploration Co.*                                            37,818   $    1,684,414
                                                                              --------------
ENGINEERING -- CONSTRUCTION -- 0.2%
Shaw Group, Inc.*                                                    36,000   $      490,320
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.4%
Performance Food Group, Co.*^                                        29,800   $    1,077,866
                                                                              --------------
FURNITURE & APPLIANCES -- 0.2%
Select Comfort Corp.*                                                28,000   $      693,280
                                                                              --------------
GAMING & LODGING -- 0.5%
Prime Hospitality Corp.*                                            136,000   $    1,387,200
                                                                              --------------
GENERAL MERCHANDISE -- 0.3%
Big Lots, Inc.*                                                      50,500   $      717,605
Freds, Inc.                                                           4,900          151,802
                                                                              --------------
                                                                              $      869,407
                                                                              --------------
HOME CONSTRUCTION -- 0.1%
Florida Rock Industries, Inc.                                         4,000   $      219,400
                                                                              --------------
INSURANCE -- 0.3%
American Equity Investment Life^                                     85,500   $      852,435
                                                                              --------------
INTERNET -- 2.0%
Digital River, Inc.*                                                 89,390   $    1,975,519
Earthlink, Inc.*^                                                   210,200        2,102,000
eCollege.com, Inc.*^                                                 30,400          561,184
GSI Commerce, Inc.*^                                                 28,600          279,164
Kintera, Inc.*                                                        4,300           53,320
Portal Software, Inc.*                                              128,060          861,844
                                                                              --------------
                                                                              $    5,833,031
                                                                              --------------
LEISURE & TOYS -- 0.6%
Leapfrog Enterprises, Inc.*^                                         38,600   $    1,024,058
WMS Industries, Inc.*^                                               29,500          772,900
                                                                              --------------
                                                                              $    1,796,958
                                                                              --------------
MACHINERY & TOOLS -- 0.4%
Cognex Corp.                                                         37,000   $    1,044,880
NN, Inc.                                                             14,500          182,555
                                                                              --------------
                                                                              $    1,227,435
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 4.4%
Apria Healthcare Group, Inc.*^                                       69,915   $    1,990,480
Caremark Rx, Inc.*                                                  126,000        3,191,580
Fisher Scientific International, Inc.*                               19,000          786,030
LCA-Vision, Inc.*                                                    37,300          789,641
Odyssey Healthcare, Inc.*                                            43,600        1,275,736
Option Care, Inc.*                                                   54,500          582,060
Select Medical Corp.*                                                46,000          748,880
The Advisory Board Co.*                                              59,700        2,084,127
VCA Antech, Inc.*^                                                   41,300        1,279,474
                                                                              --------------
                                                                              $   12,728,008
                                                                              --------------
MEDICAL EQUIPMENT -- 5.8%
Aspect Medical Systems, Inc.*                                        31,600   $      360,556
Conceptus, Inc.*^                                                    82,400          875,088
CTI Molecular Imaging, Inc*^                                        107,900        1,824,589
Cyberonics, Inc.*^                                                   73,900        2,365,539
Cytyc Corp.*                                                        117,700        1,619,552
Dade Behring Holdings, Inc.*                                         28,300        1,011,442
Fischer Imaging Corp.*                                               25,200          112,140
Hologic, Inc.*^                                                      42,000          727,860
IDEXX Laboratories, Inc.*^                                           33,643        1,556,998
Integra Lifesciences Corp.*                                           5,100          146,013
Molecular Devices Corp.*^                                            12,100          229,779
Nektar Therapeutics*^                                               136,520        1,858,037
Orasure Technologies, Inc.*^                                         46,700          371,732
STAAR Surgical Co.*^                                                 97,800        1,101,228

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
MEDICAL EQUIPMENT -- continued
Therasense, Inc.*                                                    38,000   $      771,400
Thoratec Corp.*^                                                     88,500        1,151,385
Viasys Healthcare, Inc.*                                             35,780          737,068
                                                                              --------------
                                                                              $   16,820,406
                                                                              --------------
OIL SERVICES -- 1.0%
National-Oilwell, Inc.*                                              19,000   $      424,840
Pride International, Inc.*                                           64,500        1,202,280
Rowan Cos., Inc.*                                                    52,800        1,223,376
                                                                              --------------
                                                                              $    2,850,496
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.5%
Avid Technology, Inc.*^                                              46,500   $    2,232,000
Dot Hill Systems Corp.*                                              92,800        1,405,920
Ingram Micro, Inc., "A"*                                             36,300          577,170
Sigma Designs, Inc.*^                                                19,600          147,588
                                                                              --------------
                                                                              $    4,362,678
                                                                              --------------
PHARMACEUTICALS -- 2.7%
Atherogenics, Inc.*^                                                 25,000   $      373,750
Bradley Pharmaceuticals, Inc.*^                                      25,640          652,025
Connetics Corp.*                                                     49,000          889,840
Inspire Phamaceutical, Inc.*                                         97,600        1,382,016
Medicis Pharmaceutical Corp., "A"^                                   32,000        2,281,600
Pharmaceutical Product Development, Inc.*                            27,000          728,190
United Therapeutics Corp.*^                                          65,500        1,503,225
                                                                              --------------
                                                                              $    7,810,646
                                                                              --------------
PRINTING & PUBLISHING -- 1.1%
A.H. Belo Corp.                                                      24,500   $      694,330
Bowne & Co., Inc.                                                    19,000          257,640
McClatchy Co., "A"                                                   23,000        1,582,400
Playboy Enterprises, Inc., "B"*                                      46,000          743,360
                                                                              --------------
                                                                              $    3,277,730
                                                                              --------------
REAL ESTATE -- 0.1%
American Financial Realty Trust*                                     27,700   $      472,285
                                                                              --------------
RESTAURANTS -- 0.7%
Buffalo Wild Wings, Inc.*                                            19,050   $      494,348
The Cheesecake Factory*                                              37,000        1,629,110
                                                                              --------------
                                                                              $    2,123,458
                                                                              --------------
SPECIAL PRODUCTS & SERVICES -- 0.1%
Ceradyne, Inc.*^                                                      8,690   $      295,981
                                                                              --------------
SPECIALTY CHEMICALS -- 0.7%
Delta & Pine Land Co.                                                52,225   $    1,326,515
Georgia Gulf Corp.                                                   21,200          612,256
                                                                              --------------
                                                                              $    1,938,771
                                                                              --------------
SPECIALTY STORES -- 6.3%
1-800-Flowers.com*                                                   54,600   $      603,876
A.C. Moore Arts & Crafts, Inc.*                                      42,600          820,476
Charming Shoppes, Inc.*^                                            225,000        1,215,000
Chico's FAS, Inc.*                                                   29,800        1,101,110
Christopher & Banks Corp.                                            15,300          298,809
Hot Topic, Inc.*                                                     23,700          698,202
O'Reilly Automotive, Inc.*^                                          27,500        1,054,900
Pacific Sunwear of California*                                       56,500        1,193,280
PETCO Animal Supplies, Inc.*                                         76,195        2,320,138
PETsMART, Inc.                                                      129,600        3,084,480
Pier 1 Imports, Inc.                                                 47,000        1,027,420
Regis Corp.                                                          66,500        2,628,080
Restoration Hardware, Inc.*                                          58,800          279,300
Too, Inc.*^                                                          50,200          847,376
Tuesday Morning Corp.*                                               44,800        1,355,200
                                                                              --------------
                                                                              $   18,527,647
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 5.2%
ADTRAN, Inc.                                                        101,400   $    3,143,400
Advanced Fibre Communications, Inc.*                                 29,000          584,350
Andrew Corp.*                                                       268,500        3,090,435
Corvis Corp.*                                                       677,400        1,151,580
F5 Networks, Inc.*                                                  110,500   $    2,773,550
Finisar Corp.*^                                                     192,700          603,151
Harmonic, Inc.*^                                                    110,200          798,950
McDATA Corp., "A"*^                                                  34,000          324,020
McDATA Corp., "B"*^                                                  68,000          648,040
Openwave Systems, Inc.*^                                             32,766          360,426
Powerwave Technologies, Inc.*^                                       10,500           80,325
Sonus Networks, Inc.*^                                              169,500        1,281,420
Tekelec Co.*                                                         22,700          352,985
                                                                              --------------
                                                                              $   15,192,632
                                                                              --------------
TRUCKING -- 2.8%
C.H. Robinson Worldwide, Inc.                                        10,745   $      407,343
Central Freight Lines, Inc.*                                          6,660          118,215
Forward Air Corp.*                                                   16,000          440,000
Heartland Express, Inc.                                              64,667        1,564,295
J.B. Hunt Transport Services, Inc.*                                  38,000        1,026,380
Knight Transportation, Inc.*                                         59,200        1,518,480
Overnite Corp.*                                                      29,000          659,750
Quality Distribution, Inc.*                                          47,050          919,828
Werner Enterprises, Inc.                                             72,950        1,421,795
                                                                              --------------
                                                                              $    8,076,086
                                                                              --------------
    Total U.S. Stocks                                                         $  269,560,557
                                                                              --------------
FOREIGN STOCKS -- 5.1%
AUSTRALIA -- 0.2%
Billabong International Ltd.
  (Apparel Manufacturers)^                                          129,200   $      693,615
                                                                              --------------
BERMUDA -- 0.4%
W.P. Stewart & Co., Ltd.
  (Brokerage & Asset Managers)^                                      11,900   $      256,207
XOMA Ltd. (Biotechnology)*^                                         129,300          853,380
                                                                              --------------
                                                                              $    1,109,587
                                                                              --------------
CANADA -- 3.0%
ATI Technologies, Inc.
  (Personal Computers & Peripherals)*                                57,100   $      863,352
Cognos, Inc. (Computer Software)*                                    44,400        1,359,528
GSI Lumonics, Inc. (Electronics)*                                    38,300          450,791
Neurochem, Inc. (Biotechnology)*                                     12,800          301,964
Open Text Corp. (Computer Software)*^                               186,200        3,569,454
Vasogen, Inc. (Biotechnology)*                                       41,000          307,090
Zarlink Semiconductor, Inc.
  (Electronics)*                                                    567,705        1,918,843
                                                                              --------------
                                                                              $    8,771,022
                                                                              --------------
CAYMAN ISLANDS -- 0.3%
02Micro International Ltd. (Electronics)*^                           34,100   $      763,840
                                                                              --------------
ISRAEL -- 0.5%
AudioCodes Ltd. (Telecommunications -- Wireline)*                    15,500   $      161,820
Orbotech Ltd. (Electronics)*                                         18,000          430,560
Radware Ltd. (Telecommunications -- Wireline)*                       15,300          416,925
Verisity Ltd. (Computer Software)*^                                  23,400          298,350
                                                                              --------------
                                                                              $    1,307,655
                                                                              --------------
LUXEMBOURG -- 0.2%
UTI Worldwide, Inc. (Trucking)                                       17,300   $      656,189
                                                                              --------------
NETHERLANDS -- 0.1%
ASM International N.V. (Electronics)*^                               20,000   $      404,800
                                                                              --------------
SWITZERLAND -- 0.4%
Mettler-Toledo International, Inc.
  (Electrical Equipment)*                                            24,590   $    1,037,944
                                                                              --------------
    Total Foreign Stocks                                                      $   14,744,652
                                                                              --------------
    Total Stocks
      (Identified Cost, $234,798,438)                                         $  284,305,209
                                                                              --------------

PREFERRED STOCK -- 0.8%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 0.8%
INTERNET -- 0.8%
eCollege.com, Inc.*
  (Identified Cost, $1,246,350)                                     118,700   $    2,191,202
                                                                              --------------
REPURCHASE AGREEMENT -- 1.7%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Merrill Lynch, dated 12/31/03,
  due 01/02/04, total to be received
  $5,019,265 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                      $      5,019   $    5,019,000
                                                                              --------------
COLLATERAL FOR SECURITIES LOANED -- 20.6%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                     60,130,997   $   60,130,997
                                                                              --------------
    Total Investments
      (Identified Cost, $301,194,785 )                                        $  351,646,408
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (20.7)%                                                    (60,319,276)
                                                                              --------------
    Net Assets -- 100.0%                                                      $  291,327,132
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 96.7%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 88.0%
AEROSPACE -- 1.9%
Alliant Techsystems, Inc.*                                            2,720   $      157,107
Lockheed Martin Corp.                                                16,320          838,848
Northrop Grumman Corp.                                                6,950          664,420
                                                                              --------------
                                                                              $    1,660,375
                                                                              --------------
ALCOHOLIC BEVERAGES -- 0.7%
Anheuser-Busch Cos., Inc.                                            11,660   $      614,249
                                                                              --------------
APPAREL MANUFACTURERS -- 0.3%
Reebok International Ltd.                                             7,320   $      287,822
                                                                              --------------
AUTOMOTIVE -- 0.4%
Harley-Davidson, Inc.                                                 7,700   $      365,981
                                                                              --------------
BANKS & CREDIT COMPANIES -- 13.0%
American Express Co.                                                 16,420   $      791,937
Bank of America Corp.                                                18,420        1,481,521
Bank One Corp.                                                       20,920          953,743
Banknorth Group, Inc.                                                10,100          328,553
Citigroup, Inc.                                                      51,562        2,502,819
Federal Home Loan Mortgage Corp.                                     14,300          833,976
Federal National Mortgage Assn.                                       5,400          405,324
First Tennessee National Corp.                                       10,300          454,230
FleetBoston Financial Corp.                                          31,450        1,372,792
Golden West Financial Corp.                                           4,640          478,802
MBNA Corp.                                                           14,410          358,088
Mellon Financial Corp.                                               16,570          532,063
SunTrust Banks, Inc.                                                 14,430        1,031,745
                                                                              --------------
                                                                              $   11,525,593
                                                                              --------------
BIOTECHNOLOGY -- 1.1%
Genzyme Corp.*                                                       10,900   $      537,806
Gilead Sciences, Inc.*                                                7,300          424,422
                                                                              --------------
                                                                              $      962,228
                                                                              --------------
BROADCAST & CABLE TV -- 3.4%
Clear Channel Communications, Inc.                                   19,320   $      904,756
Comcast Corp., "A"*                                                  13,900          456,893
Cumulus Media, Inc., "A"*                                             6,800          149,600
EchoStar Communications Corp.*                                       26,250          892,500
Fox Entertainment Group, Inc.*                                        6,200          180,730
LodgeNet Entertainment Corp.*                                         5,300           96,884
Time Warner, Inc.                                                    17,200          309,428
                                                                              --------------
                                                                              $    2,990,791
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.2%
Friedman, Billings, Ramsey Group, Inc., "A"                          12,800   $      295,424
Goldman Sachs Group, Inc.                                             5,970          589,418
Janus Capital Group, Inc.                                            23,900          392,199
Merrill Lynch & Co., Inc.                                            12,350          724,328
                                                                              --------------
                                                                              $    2,001,369
                                                                              --------------
BUSINESS SERVICES -- 1.0%
DST Systems, Inc.*                                                    3,670   $      153,259
Fiserv, Inc.*                                                         8,500          335,835
Getty Images, Inc.*                                                   2,500          125,325
SunGard Data Systems, Inc.                                            8,630          239,137
                                                                              --------------
                                                                              $      853,556
                                                                              --------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                                        4,140   $      218,716
Dow Chemical Co.                                                      5,480          227,804
Lyondell Chemical Co.                                                52,200          884,790
                                                                              --------------
                                                                              $    1,331,310
                                                                              --------------
COMPUTER SOFTWARE -- 4.4%
Akamai Technologies, Inc.*^                                          19,100   $      205,325
Manhattan Associates, Inc.*                                          15,200          420,128
Microsoft Corp.                                                      92,230        2,540,014
Network Associates, Inc.*                                            48,740          733,050
                                                                              --------------
                                                                              $    3,898,517
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
COMPUTER SOFTWARE -- SYSTEMS -- 3.0%
Hewlett-Packard Co.                                                  51,000   $    1,171,470
IBM Corp.                                                            16,570        1,535,708
                                                                              --------------
                                                                              $    2,707,178
                                                                              --------------
CONSUMER GOODS & SERVICES -- 2.6%
Colgate-Palmolive Co.                                                18,600   $      930,930
Newell Rubbermaid, Inc.                                              29,100          662,607
Procter & Gamble Co.                                                  6,870          686,176
                                                                              --------------
                                                                              $    2,279,713
                                                                              --------------
CONSUMER SERVICES -- 0.6%
Career Education Corp.*                                               6,160   $      246,831
Corinthian Colleges, Inc.*                                            4,400          244,464
                                                                              --------------
                                                                              $      491,295
                                                                              --------------
CONTAINERS -- 0.7%
Smurfit-Stone Container Corp.                                        34,030   $      631,937
                                                                              --------------
ELECTRICAL EQUIPMENT -- 4.4%
American Standard Cos., Inc.*                                           470   $       47,329
Black & Decker Corp.                                                  4,400          217,008
Emerson Electric Co.                                                  2,450          158,638
General Electric Co.                                                 90,190        2,794,086
Tyco International Ltd.                                              26,020          689,530
                                                                              --------------
                                                                              $    3,906,591
                                                                              --------------
ELECTRONICS -- 2.6%
Analog Devices, Inc.                                                 21,940   $    1,001,561
Intel Corp.                                                          28,400          914,480
Novellus Systems, Inc.*                                               6,170          259,448
Vishay Intertechnology, Inc.                                          5,500          125,950
                                                                              --------------
                                                                              $    2,301,439
                                                                              --------------
ENERGY -- INDEPENDENT -- 0.7%
Unocal Corp.                                                         17,300   $      637,159
                                                                              --------------
ENERGY -- INTEGRATED -- 1.6%
Amerada Hess Corp.                                                    5,300   $      281,801
Exxon Mobil Corp.                                                    27,546        1,129,386
                                                                              --------------
                                                                              $    1,411,187
                                                                              --------------
FOOD & DRUG STORES -- 0.9%
CVS Corp.                                                            14,100   $      509,292
Rite Aid Corp.*                                                      45,800          276,632
                                                                              --------------
                                                                              $      785,924
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 2.0%
General Mills, Inc.                                                   4,800   $      217,440
PepsiCo, Inc.                                                        33,757        1,573,751
                                                                              --------------
                                                                              $    1,791,191
                                                                              --------------
FURNITURE & APPLIANCES -- 0.2%
Furniture Brands International, Inc.                                  6,600   $      193,578
                                                                              --------------
GAMING & LODGING -- 0.6%
Carnival Corp.                                                        5,900   $      234,407
Hilton Hotels Corp.                                                  16,500          282,645
                                                                              --------------
                                                                              $      517,052
                                                                              --------------
GENERAL MERCHANDISE -- 2.8%
Kohl's Corp.*                                                        23,000   $    1,033,620
Sears, Roebuck & Co.                                                 12,760          580,452
Target Corp.                                                         21,700          833,280
                                                                              --------------
                                                                              $    2,447,352
                                                                              --------------
HOME CONSTRUCTION -- 0.3%
Masco Corp.                                                          11,240   $      308,088
                                                                              --------------
INSURANCE -- 3.2%
American International Group, Inc.                                   26,500   $    1,756,420
Chubb Corp.                                                           3,700          251,970
MetLife, Inc.                                                        12,380          416,835
UnumProvident Corp.                                                  26,830          423,109
                                                                              --------------
                                                                              $    2,848,334
                                                                              --------------
INTERNET -- 0.5%
Digital River, Inc.*                                                 19,800   $      437,580
                                                                              --------------
LEISURE & TOYS -- 0.2%
Hasbro, Inc.                                                          7,400   $      157,472
                                                                              --------------
MACHINERY & TOOLS -- 0.7%
AGCO Corp.*                                                           6,570   $      132,320
Deere & Co.                                                           2,410          156,770
Eaton Corp.                                                           1,000          107,980
Illinois Tool Works, Inc.                                             2,800          234,948
                                                                              --------------
                                                                              $      632,018
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 0.9%
Lincare Holdings, Inc.*                                               1,900   $       57,057
Tenet Healthcare Corp.                                               49,100          788,055
                                                                              --------------
                                                                              $      845,112
                                                                              --------------
MEDICAL EQUIPMENT -- 2.6%
AmerisourceBergen Corp.                                               9,300   $      522,195
Aspect Medical Systems, Inc.*                                        12,800          146,048
CTI Molecular Imaging, Inc.*                                         52,700          891,157
Cyberonics, Inc.*                                                    22,400          717,024
Millipore Corp.*                                                      1,250           53,812
                                                                              --------------
                                                                              $    2,330,236
                                                                              --------------
NATURAL GAS -- DISTRIBUTION -- 0.4%
Southern Union Co.                                                   18,700   $      344,080
                                                                              --------------
OIL SERVICES -- 0.5%
GlobalSantaFe Corp.                                                  10,732   $      266,475
Smith International, Inc.                                             5,340          221,717
                                                                              --------------
                                                                              $      488,192
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.0%
Dell, Inc.*                                                          23,080   $      783,797
Solectron Corp.                                                      15,350           90,718
                                                                              --------------
                                                                              $      874,515
                                                                              --------------
PHARMACEUTICALS -- 8.1%
Abbott Laboratories, Inc.                                            18,460   $      860,236
Johnson & Johnson Co.                                                57,500        2,970,450
Pharmaceutical Product Development, Inc.*                             5,400          145,638
Schering-Plough Corp.                                                78,930        1,372,593
Wyeth                                                                42,900        1,821,105
                                                                              --------------
                                                                              $    7,170,022
                                                                              --------------
POLLUTION CONTROL -- 0.2%
Waste Management, Inc.                                                5,730   $      169,608
                                                                              --------------
PRINTING & PUBLISHING -- 0.6%
Lamar Advertising Co., "A"*                                           2,660   $       99,271
New York Times Co.                                                    9,770          466,908
                                                                              --------------
                                                                              $      566,179
                                                                              --------------
RAILROAD & SHIPPING -- 0.4%
Union Pacific Corp.                                                   5,610   $      389,783
                                                                              --------------
REAL ESTATE -- 0.4%
American Financial Realty Trust                                      10,550   $      179,878
CBL & Associates Properties, Inc.                                     2,900          163,850
                                                                              --------------
                                                                              $      343,728
                                                                              --------------
RESTAURANTS -- 0.5%
McDonald's Corp.                                                     14,110   $      350,351
Outback Steakhouse, Inc.                                              2,310          102,125
                                                                              --------------
                                                                              $      452,476
                                                                              --------------
SPECIALTY CHEMICALS -- 0.6%
Georgia Gulf Corp.                                                   19,270   $      556,518
                                                                              --------------
SPECIALTY STORES -- 3.0%
Home Depot, Inc.                                                     39,250   $    1,392,983
Hot Topic, Inc.*                                                     22,070          650,182
Pacific Sunwear of California, Inc.*                                 10,100          213,312
TJX Cos., Inc.                                                       20,300          447,615
                                                                              --------------
                                                                              $    2,704,092
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
TELECOMMUNICATIONS -- WIRELESS -- 0.4%
SpectraSite, Inc.                                                    10,590   $      368,003
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 2.2%
ADTRAN, Inc.                                                         14,360   $      445,160
Andrew Corp.*                                                        28,300          325,733
Cisco Systems, Inc.*                                                 42,870        1,041,312
Scientific-Atlanta, Inc.                                              4,850          132,405
                                                                              --------------
                                                                              $    1,944,610
                                                                              --------------
TELEPHONE SERVICES -- 1.2%
Cincinnati Bell, Inc.*                                               67,600   $      341,380
Verizon Communications, Inc.                                         21,720          761,938
                                                                              --------------
                                                                              $    1,103,318
                                                                              --------------
TOBACCO -- 2.3%
Altria Group, Inc.                                                   32,880   $    1,789,330
Loews Corp. -- Carolina Group                                         9,500          239,780
                                                                              --------------
                                                                              $    2,029,110
                                                                              --------------
TRUCKING -- 1.2%
United Parcel Service, Inc., "B"                                      9,110   $      679,150
Werner Enterprises, Inc.                                             20,350          396,622
                                                                              --------------
                                                                              $    1,075,772
                                                                              --------------
UTILITIES -- ELECTRIC POWER -- 2.4%
Dominion Resources, Inc.                                              7,480   $      477,448
PG&E Corp.*                                                          21,940          609,274
PPL Corp.                                                            12,800          560,000
Public Service Enterprise Group, Inc.                                11,510          504,138
                                                                              --------------
                                                                              $    2,150,860
                                                                              --------------
WIRELESS COMMUNICATIONS -- 1.6%
AT&T Wireless Services, Inc.*                                        71,800   $      573,682
Sprint Corp. (PCS Group)                                            145,860          819,733
                                                                              --------------
                                                                              $    1,393,415
                                                                              --------------
    Total U.S. Stocks                                                         $   78,276,508
                                                                              --------------
FOREIGN STOCKS -- 8.7%
BERMUDA -- 2.4%
Accenture Ltd. (Business Services)*                                  16,160   $      425,331
Ace Ltd. (Insurance)                                                 24,390        1,010,234
Ingersoll-Rand Co. (Machinery & Tools)                                3,200          217,216
Marvell Technology Group Ltd.
  (Electronics)*                                                      3,600          136,548
XL Capital Ltd., "A" (Insurance)                                      4,230          328,036
                                                                              --------------
                                                                              $    2,117,365
                                                                              --------------
CANADA  -- 2.6%
ATI Technologies, Inc.
  (Personal Computers & Peripherals)*                                28,800   $      435,456
EnCana Corp. (Energy -- Independent)^                                16,900          666,925
Intrawest Corp. (Gaming & Lodging)                                    6,200          114,638
Magna International, Inc., "A" (Automotive)                           4,800          384,240
Talisman Energy, Inc.
  (Energy -- Independent)^                                           12,900          733,863
                                                                              --------------
                                                                              $    2,335,122
                                                                              --------------
GRAND CAYMAN ISLANDS -- 0.3%
Transocean, Inc. (Oil Services)*                                     11,600   $      278,516
                                                                              --------------
HONG KONG -- 0.1%
Radica Games Ltd. (Gaming & Lodging)*                                 7,100   $       52,519
                                                                              --------------
NETHERLANDS -- 1.4%
ASML Holding NV (Electronics)*                                       21,760   $      436,288
STMicroelectronics NV, ADR (Electronics)                             30,820          832,448
                                                                              --------------
                                                                              $    1,268,736
                                                                              --------------
SINGAPORE -- 0.1%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                                 7,720   $      114,565
                                                                              --------------
UNITED KINGDOM -- 1.8%
BHP Billiton PLC (Metals & Mining)                                   64,180   $      559,075
BP PLC (Energy -- Integrated)*                                      126,200   $    1,020,489
                                                                              --------------
                                                                              $    1,579,564
                                                                              --------------
    Total Foreign Stocks                                                      $    7,746,387
                                                                              --------------
    Total Stocks (Identified Cost, $75,909,694)                               $   86,022,895
                                                                              --------------
REPURCHASE AGREEMENT -- 3.1%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Merrill Lynch Repurchase Agreement,
  dated 12/31/03, due 1/2/04, total to be
  received $2,785,147 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                      $      2,785   $    2,785,000
                                                                              --------------
COLLATERAL FOR SECURITIES LOANED -- 1.7%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                      1,534,119   $    1,534,119
                                                                              --------------
    Total Investments
      (Identified Cost, $80,228,813 )                                         $   90,342,014
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (1.5)%                                                      (1,363,191)
                                                                              --------------
    Net Assets -- 100.0%                                                      $   88,978,823
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
RESEARCH INTERNATIONAL SERIES
STOCKS -- 97.0%

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS -- 96.1%
AUSTRALIA -- 1.4%
APN News & Media Ltd.
  (Printing & Publishing)*                                           42,788   $      128,869
Australia & New Zealand Banking Group
  Ltd. (Banks & Credit Companies)*                                   76,510        1,018,513
John Fairfax Holdings Ltd.
  (Printing & Publishing)                                           102,660          272,089
                                                                              --------------
                                                                              $    1,419,471
                                                                              --------------
AUSTRIA -- 0.8%
Erste Bank der oesterreichischen
  Sparkassen AG (Banks &
  Credit Companies)                                                   6,370   $      786,296
                                                                              --------------
BELGIUM -- 1.0%
Fortis (Banks & Credit Companies)                                    50,620   $    1,018,546
                                                                              --------------
BRAZIL -- 1.7%
Aracruz Celulose S.A., ADR
  (Forest & Paper Products)                                          25,800   $      904,032
Companhia Vale Do Rio Doce, ADR
  (Metals & Mining)                                                  13,600          795,600
                                                                              --------------
                                                                              $    1,699,632
                                                                              --------------
CANADA -- 2.5%
EnCana Corp. (Energy -- Independent)^                                18,810   $      742,299
Molson, Inc. (Alcoholic Beverages)                                   34,040          950,860
Talisman Energy, Inc.
  (Energy -- Independent)^                                           14,970          851,623
                                                                              --------------
                                                                              $    2,544,782
                                                                              --------------
CHINA -- 1.2%
China Life Insurance Co., Ltd. (Insurance)*                         500,000   $      408,952
Huaneng Power International, Inc.
  (Utilities -- Electric Power)                                     492,000          852,346
                                                                              --------------
                                                                              $    1,261,298
                                                                              --------------
DENMARK -- 1.2%
Danske Bank (Banks & Credit Companies)                               52,610   $    1,232,866
                                                                              --------------
FRANCE -- 9.2%
AXA (Insurance)                                                      54,500   $    1,165,284
BNP Paribas S.A.
  (Banks & Credit Companies)                                         16,500        1,037,796
Cap Gemini S.A.
  (Computer Software -- Systems)^                                     9,600          425,884
Credit Agricole S.A.
  (Banks & Credit Companies)                                         51,027        1,217,038
France Telecom S.A. (Telephone Services)                             70,670        2,017,662
Sanofi-Synthelabo S.A. (Pharmaceuticals)                             19,870        1,494,602
Suez S.A. (Utilities -- Electric Power)^                             46,800          939,323
Total S.A., "B" (Energy -- Independent)                               5,545        1,029,799
                                                                              --------------
                                                                              $    9,327,388
                                                                              --------------
GERMANY -- 4.5%
Bayerische Motoren Werke AG
  (Automotive)                                                       29,480   $    1,365,018
Hypo Real Estate Holding AG (Real Estate)*                           27,000          673,229
Linde AG (Specialty Chemicals)^                                      13,710          737,596
Porsche AG, Preferred (Automotive)                                    2,338        1,386,041
Stada Arzneimittel AG (Pharmaceuticals)^                              5,849          362,430
                                                                              --------------
                                                                              $    4,524,314
                                                                              --------------
HONG KONG -- 0.5%
CNOOC Ltd. (Energy -- Independent)                                  246,500   $      484,189
                                                                              --------------
HUNGARY -- 0.7%
OTP Bank Rt., GDR
  (Banks & Credit Companies)*                                        25,400   $      666,750
                                                                              --------------
INDIA -- 1.1%
Bajaj Auto Ltd. (Automotive)                                         16,744   $      418,545
Bharti Tele Venture (Telephone Services)                            181,800          419,938
HDFC Bank Ltd.
  (Banks & Credit Companies)                                         37,300          300,572
                                                                              --------------
                                                                              $    1,139,055
                                                                              --------------
IRELAND -- 1.0%
Anglo Irish Bank Corp., PLC
  (Banks & Credit Companies)*                                        41,877   $      663,230
Depfa Bank PLC (Banks & Credit Companies)                             3,000          378,363
                                                                              --------------
                                                                              $    1,041,593
                                                                              --------------
ITALY -- 0.8%
Mediaset S.p.A. (Broadcast & Cable TV)                               31,000   $      367,931
Riunione Adriatica di Sicurta S.p.A.
  (Insurance)                                                        26,700          454,149
                                                                              --------------
                                                                              $      822,080
                                                                              --------------
JAPAN -- 20.5%
Aeon Credit Service Co., Ltd.
  (Banks & Credit Companies)                                          9,300   $      396,705
Alps Electric Co. (Electronics)^                                     37,000          541,522
Bridgestone Corp. (Automotive)^                                      52,000          699,417
Brother Industries Ltd. (Electronics)                               111,000        1,018,463
Canon, Inc.
  (Personal Computers & Peripherals)                                 20,000          931,535
Chiba Bank Ltd. (Banks & Credit Companies)                          113,000          463,033
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals)^                                                 79,100        1,137,752
Citizen Electronic Co., Ltd. (Electronics)                            8,700          791,758
Credit Saison Co., Ltd.
  (Banks & Credit Companies)                                         21,700          490,167
Fujikura Ltd. (Electrical Equipment)^                               164,000          967,452
Heiwa Corp. (Leisure & Toys)^                                        13,200          191,590
Honda Motor Co., Ltd. (Automotive)                                   35,300        1,568,376
Hunet, Inc. (Real Estate)                                            47,000          100,462
Ibiden Co. (Electronics)^                                            18,200          229,337
Impact 21 Co., Ltd.
  (Consumer Goods & Services)                                         7,200          138,106
KDDI Corp. (Telephone Services)^                                        175        1,002,940
Kibun Food Chemifa Co., Ltd.
  (Food & Non Alchoholic Beverages)                                  21,000          271,676
Konica Minolta Holdings, Inc. (Electronics)                          40,500          544,738
Lawson, Inc. (Specialty Stores)                                      13,400          457,778
Nippon Electric Glass Co., Ltd. (Electronics)^                       36,000          700,611
Nishimatsuya Chain Co., Ltd.
  (Specialty Stores)^                                                11,800          305,643
Pentax Corp. (Furniture & Appliances)                                70,000          423,391
Round One Corp. (Entertainment)                                         265          613,432
Seiko Epson Corp. (Electronics)                                      16,900          788,725
Sekisui Chemical Co., Ltd.
  (Home Construction)                                               110,000          560,601
Stanley Electric Co., Ltd. (Electronics)                             52,400        1,014,888
Sumitomo Bakelite Co., Ltd.
  (Specialty Chemicals)                                              76,000          495,860
Tamron Co., Ltd. (Leisure & Toys)                                    13,000          655,248
Tokyo Broadcasting System, Inc.
  (Broadcast & Cable TV)                                             43,500          693,093
Tokyo Gas Co., Ltd.
  (Natural Gas -- Distribution)                                     463,000        1,650,870
Uni-Charm Corp.
  (Consumer Goods & Services)                                         8,500          418,117
Yamaha Corp. (Leisure & Toys)                                        26,800          526,569
                                                                              --------------
                                                                              $   20,789,855
                                                                              --------------
LUXEMBOURG -- 0.4%
Tenaris S.A., ADR (Oil Services)                                     11,400   $      379,848
                                                                              --------------
MEXICO -- 1.0%
America Movil S.A. de C.V., ADR
  (Wireless Communications)                                          18,500   $      505,790
Apasco S.A. (Home Construction)                                      28,600          235,682
Telefonos de Mexico S.A., ADR
  (Telephone Services)                                                9,400          310,482
                                                                              --------------
                                                                              $    1,051,954
                                                                              --------------

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS  -- continued
NETHERLANDS -- 2.7%
ABN AMRO Bank N.V.
  (Brokerage & Asset Managers)                                       29,900   $      698,825
IHC Caland N.V. (Oil Services)*                                       8,000          433,423
Koninklijke KPN N.V. (Telephone Services)                            96,640          745,181
VNU N.V. (Printing & Publishing)*                                    26,298          830,011
                                                                              --------------
                                                                              $    2,707,440
                                                                              --------------
NORWAY -- 0.5%
Den norske Bank ASA
  (Banks & Credit Companies)                                         82,040   $      546,441
                                                                              --------------
RUSSIA -- 0.2%
YUKOS Corp., ADR
  (Energy -- Independent)^                                            5,700   $      239,400
                                                                              --------------
SINGAPORE -- 1.6%
MobileOne Asia Ltd.
   (Wireless -- Communications)                                     270,000   $      238,474
Singapore Telecommunications Ltd.
  (Telephone Services)                                              317,000          365,848
The Development Bank of Singapore Ltd.
  (Banks & Credit Companies)                                         63,000          545,310
United Overseas Bank Ltd.
  (Banks & Credit Companies)                                         57,000          443,031
                                                                              --------------
                                                                              $    1,592,663
                                                                              --------------
SOUTH AFRICA -- 0.4%
Impala Platinum Holdings Ltd.
  (Precious Metals)                                                   4,870   $      422,206
                                                                              --------------
SOUTH KOREA -- 2.8%
Hanaro Telecom, Inc.
  (Telephone Services)                                              234,180   $      641,710
Hyundai Motor Co., Ltd. (Automotive)                                 23,050          976,941
KT & G Corp., GDR (Tobacco)##                                        56,530          496,334
Samsung Electronics Co., Ltd.
  (Electronics)                                                       1,890          715,392
                                                                              --------------
                                                                              $    2,830,377
                                                                              --------------
SPAIN -- 2.3%
Altadis S.A. (Tobacco)                                               20,270   $      574,632
Telefonica S.A. (Telephone Services)                                117,902        1,729,130
                                                                              --------------
                                                                              $    2,303,762
                                                                              --------------
SWEDEN -- 2.9%
Alfa Laval AB (Machinery & Tools)                                    49,510   $      753,718
Atlas Copco AB (Machinery & Tools)                                   20,000          715,994
Hennes & Mauritz AB (Specialty Stores)                               43,520        1,034,635
Swedish Match AB (Tobacco)*                                          44,600          455,747
                                                                              --------------
                                                                              $    2,960,094
                                                                              --------------
SWITZERLAND -- 9.3%
Credit Suisse Group
  (Banks & Credit Companies)                                         21,900   $      800,917
Givaudan S.A. (Consumer Goods &
  Services)                                                             670          347,644
Nestle S.A.
  (Food & Non -- Alcoholic Beverages)                                 4,110        1,026,420
Novartis AG (Pharmaceuticals)                                        57,920        2,628,472
Roche Holdings AG (Pharmaceuticals)                                  14,100        1,421,624
Syngenta AG (Chemicals)                                              13,082          880,733
Synthes-Stratec (Medical Equipment)                                     380          375,915
UBS AG (Banks & Credit Companies)                                    29,362        2,009,991
                                                                              --------------
                                                                              $    9,491,716
                                                                              --------------
UNITED KINGDOM -- 23.9%
AstraZeneca Group PLC
  (Pharmaceuticals)                                                  62,220   $    2,976,566
Aviva PLC (Insurance)*                                              117,148        1,025,187
Barclays PLC (Banks &
  Credit Companies)                                                 136,800   $    1,216,702
BG Group PLC (Energy -- Independent)                                188,390          964,300
BHP Billiton PLC (Metals & Mining)                                   79,770          694,880
BP PLC, ADR (Energy -- Integrated)                                   58,821        2,902,816
British Sky Broadcasting Group PLC
  (Broadcast & Cable TV)                                             59,720          749,421
Burberry Group PLC
  (Apparel Manufacturers)                                            57,200          373,194
Cadbury Schweppes PLC
  (Food & Non Alcoholic Beverages)*                                 134,700          986,431
Diageo PLC (Alcoholic Beverages)*                                    77,092        1,011,457
EasyJet PLC (Airlines)                                              100,700          526,681
Johnston Press PLC (Printing & Publishing)                           79,164          658,160
Kingfisher PLC (Specialty Stores)*                                  212,523        1,056,530
Legal & General Group PLC (Insurance)*                              498,900          892,788
Next PLC (General Merchandise)                                       28,042          562,133
Reckitt Benckiser PLC
  (Consumer Goods & Services)                                        43,980          992,323
Reed Elsevier PLC (Printing & Publishing)                           116,920          975,189
Royal Bank of Scotland Group PLC
  (Banks & Credit Companies)*                                        76,270        2,240,961
Vodafone Group PLC
  (Wireless Communications)*                                        977,080        2,415,631
William Hill Organization Ltd., PLC
  (Gaming & Lodging)                                                 63,500          484,008
Yell Group PLC (Broadcast & Cable TV)                               111,440          606,725
                                                                              --------------
                                                                              $   24,312,083
                                                                              --------------
    Total Foreign Stocks                                                      $   97,596,099
                                                                              --------------
U.S. STOCKS -- 0.9%
BUSINESS SERVICES -- 0.9%
Manpower, Inc.,                                                      18,580   $      874,746
                                                                              --------------
    Total Stocks
      (Identified Cost, $80,801,600)                                          $   98,470,845
                                                                              --------------
REPURCHASE AGREEMENT -- 2.5%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Merrill Lynch, dated 12/31/03, due
  01/02/04, total to be received
  $2,583,136 (secured by various
  U.S. Treasury obligations
  in a jointly traded account),
  at Cost                                                      $      2,583   $    2,583,000
                                                                              --------------
COLLATERAL FOR SECURITIES LOANED -- 7.1%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                      7,171,701   $    7,171,701
                                                                              --------------
    Total Investments
      (Identified Cost, $90,556,301)                                          $  108,225,546
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (6.6)%                                                      (6,681,141)
                                                                              --------------
    Net Assets -- 100.0%                                                      $  101,544,405
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
STRATEGIC GROWTH SERIES
STOCKS -- 94.7%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 89.9%
AIRLINES -- 0.2%
Southwest Airlines Co.                                               10,500   $      169,470
                                                                              --------------
APPAREL MANUFACTURERS -- 0.9%
Reebok International Ltd.                                            18,270   $      718,376
                                                                              --------------
BANKS & CREDIT COMPANIES -- 6.9%
American Express Co.                                                 26,930   $    1,298,834
Bank of New York Co., Inc.                                           17,270          571,982
Citigroup, Inc.                                                      25,470        1,236,314
Federal National Mortgage Assn.                                       5,900          442,854
MBNA Corp                                                            27,160          674,926
Mellon Financial Corp.                                               11,200          359,632
Northern Trust Corp.                                                 15,530          720,903
SLM Corp.                                                             2,040           76,867
                                                                              --------------
                                                                              $    5,382,312
                                                                              --------------
BIOTECHNOLOGY -- 3.2%
Amgen, Inc.*                                                          9,700   $      599,460
Genzyme Corp.*                                                       12,530          618,230
Gilead Sciences, Inc.*                                               21,640        1,258,150
                                                                              --------------
                                                                              $    2,475,840
                                                                              --------------
BROADCAST & CABLE TV -- 6.3%
Clear Channel Communications, Inc.                                   23,670   $    1,108,466
Comcast Corp., "A"*                                                  34,200        1,069,776
Cox Communications, Inc.*                                             9,080          312,806
EchoStar Communications Corp.*                                        8,920          303,280
Entercom Communications Corp.*                                        4,720          249,971
Time Warner, Inc.*                                                   24,040          432,480
Univision Communications, Inc., "A"*^                                15,510          615,592
Westwood One, Inc.*                                                  24,030          822,066
                                                                              --------------
                                                                              $    4,914,437
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.6%
Goldman Sachs Group, Inc.                                             9,930   $      980,389
Merrill Lynch & Co., Inc.                                            18,070        1,059,805
                                                                              --------------
                                                                              $    2,040,194
                                                                              --------------
BUSINESS SERVICES -- 2.1%
BISYS Group, Inc.*                                                   26,850   $      399,528
DST Systems, Inc.*                                                   10,450          436,392
Getty Images, Inc.*                                                   5,520          276,718
Monster Worldwide, Inc.*                                             15,800          346,968
SunGard Data Systems, Inc.*                                           5,720          158,501
                                                                              --------------
                                                                              $    1,618,107
                                                                              --------------
COMPUTER SOFTWARE -- 9.9%
Akamai Technologies, Inc.*^                                          38,000   $      408,500
BEA Systems, Inc.*                                                   25,680          315,864
Manhattan Associates, Inc.*^                                          4,390          121,340
Mercury Interactive Corp.*                                           16,430          799,155
Microsoft Corp.                                                     119,130        3,280,840
Network Associates, Inc.*                                            43,580          655,443
Oracle Corp.*                                                        55,810          736,692
Synopsys, Inc.*                                                       9,490          320,382
VERITAS Software Corp.*                                              29,109        1,081,691
                                                                              --------------
                                                                              $    7,719,907
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.8%
IBM Corp.                                                            15,480   $    1,434,686
                                                                              --------------
CONSUMER GOODS & SERVICES -- 1.0%
Avon Products, Inc.                                                  11,530   $      778,160
                                                                              --------------
ELECTRICAL EQUIPMENT -- 5.4%
Cooper Industries, Ltd., "A"                                          5,400   $      312,822
Danaher Corp.                                                         3,410          312,868
Emerson Electric Co.                                                  5,880          380,730
General Electric Co.                                                 46,990        1,455,750
Molex, Inc.                                                          13,950          486,715
Tyco International Ltd.                                              48,620        1,288,430
                                                                              --------------
                                                                              $    4,237,315
                                                                              --------------
ELECTRONICS -- 7.5%
Amphenol Corp., "A"*                                                  3,100   $      198,183
Analog Devices, Inc.                                                 26,330        1,201,964
Linear Technology Corp.                                              14,610          614,643
Maxim Integrated Products, Inc.                                      12,470          621,006
Microchip Technology, Inc.                                           18,780          626,501
Novellus Systems, Inc.*                                              13,830          581,551
PMC-Sierra, Inc.*                                                    21,060          424,359
Texas Instruments, Inc.                                              24,940          732,737
Xilinx, Inc.*                                                        23,220          899,543
                                                                              --------------
                                                                              $    5,900,487
                                                                              --------------
ENTERTAINMENT -- 2.3%
Disney (Walt) Co.                                                       570   $       13,298
Viacom, Inc., "B"                                                    40,043        1,777,108
                                                                              --------------
                                                                              $    1,790,406
                                                                              --------------
FOOD & DRUG STORES -- 1.5%
CVS Corp.                                                            13,800   $      498,456
Rite Aid Corp.*                                                      52,110          314,744
Walgreen Co.                                                         10,520          382,718
                                                                              --------------
                                                                              $    1,195,918
                                                                              --------------
FOOD & NON ALCOHOLIC BEVERAGES -- 0.9%
PepsiCo, Inc.                                                        14,970   $      697,901
                                                                              --------------
GAMING & LODGING -- 0.9%
Carnival Corp.                                                        5,350   $      212,556
Hilton Hotels Corp.                                                  15,670          268,427
Starwood Hotels & Resorts Co.                                         6,350          228,409
                                                                              --------------
                                                                              $      709,392
                                                                              --------------
GENERAL MERCHANDISE -- 4.6%
Kohl's Corp.*                                                        23,400   $    1,051,596
Target Corp.                                                         35,260        1,353,984
Wal-Mart Stores, Inc.                                                22,470        1,192,034
                                                                              --------------
                                                                              $    3,597,614
                                                                              --------------
INSURANCE -- 3.8%
American International Group, Inc.                                   22,595   $    1,497,597
Hartford Financial Services Group, Inc.                              13,210          779,786
Marsh & McLennan Cos., Inc.                                           8,860          424,305
UnumProvident Corp.                                                  18,150          286,226
                                                                              --------------
                                                                              $    2,987,914
                                                                              --------------
INTERNET -- 1.2%
InterActive Corp.*                                                   26,570   $      901,520
                                                                              --------------
MACHINERY & TOOLS -- 1.1%
Eaton Corp.                                                           1,460   $      157,651
Illinois Tool Works, Inc.                                             4,820          404,446
Parker Hannifin Corp.                                                 4,510          268,345
                                                                              --------------
                                                                              $      830,442
                                                                              --------------
MEDICAL EQUIPMENT -- 2.3%
Applera Corp.                                                        17,240   $      357,040
Baxter International, Inc.                                            7,600          231,952
Medtronic, Inc.                                                      12,560          610,542
Thermo Electron Corp.*                                               23,480          591,696
                                                                              --------------
                                                                              $    1,791,230
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 1.7%
Avid Technology, Inc.*^                                               4,610   $      221,280
Dell, Inc.*                                                          32,430        1,101,323
                                                                              --------------
                                                                              $    1,322,603
                                                                              --------------
PHARMACEUTICALS -- 7.0%
Abbott Laboratories, Inc.                                            16,720   $      779,152
Johnson & Johnson Co.                                                27,210        1,405,669
Pfizer, Inc.                                                         47,722        1,686,018
Schering-Plough Corp.                                                48,230          838,720
Wyeth                                                                17,665          749,879
                                                                              --------------
                                                                              $    5,459,438
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
PRINTING & PUBLISHING -- 1.8%
Lamar Advertising Co., "A"*                                          20,950   $      781,854
New York Times Co.                                                   13,140          627,961
                                                                              --------------
                                                                              $    1,409,815
                                                                              --------------
RESTAURANTS -- 1.6%
McDonald's Corp.                                                     22,430   $      556,937
Outback Steakhouse, Inc.                                             16,380          724,160
                                                                              --------------
                                                                              $    1,281,097
                                                                              --------------
SPECIALTY STORES -- 2.7%
Chico's FAS, Inc.*                                                    1,900   $       70,205
Home Depot, Inc.                                                      8,170          289,953
Hot Topic, Inc.*                                                      8,500          250,410
Pier 1 Imports, Inc.                                                 10,040          219,475
Staples, Inc.*                                                       21,300          581,490
TJX Cos., Inc.                                                       17,240          380,142
Williams-Sonoma, Inc.*                                               10,290          357,783
                                                                              --------------
                                                                              $    2,149,458
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 6.0%
ADTRAN, Inc.                                                         31,320   $      970,920
Cisco Systems, Inc.*                                                106,030        2,575,469
Corning, Inc.*                                                       38,200          398,426
Foundry Networks, Inc.*                                              14,450          395,352
Juniper Networks, Inc.*                                              12,540          234,247
QUALCOMM, Inc.                                                        2,810          151,543
                                                                              --------------
                                                                              $    4,725,957
                                                                              --------------
TELEPHONE SERVICES
Winstar Communications, Inc.*                                         9,820   $           10
                                                                              --------------
TRUCKING -- 1.6%
Federal Express Corp.                                                10,870   $      733,725
United Parcel Service, Inc., "B"                                      6,770          504,704
                                                                              --------------
                                                                              $    1,238,429
                                                                              --------------
WIRELESS COMMUNICATIONS -- 1.1%
AT&T Wireless Services, Inc.*                                        78,140   $      624,338
Sprint Corp. (PCS Group)*                                            47,890          269,142
                                                                              --------------
                                                                              $      893,480
                                                                              --------------
    Total U.S. Stocks                                                         $   70,371,915
                                                                              --------------
FOREIGN STOCKS -- 4.8%
BERMUDA -- 1.8%
Ace Ltd. (Insurance)                                                 13,740   $      569,111
Marvell Technology Group Ltd. (Electronics)*                         15,360          582,605
XL Capital Ltd., "A" (Insurance)                                      3,490          270,649
                                                                              --------------
                                                                              $    1,422,365
                                                                              --------------
CANADA -- 0.7%
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                 134,080   $      567,159
                                                                              --------------
FINLAND -- 0.9%
Nokia Corp., ADR
  (Telecommunications -- Wireless)                                   42,430   $      721,310
                                                                              --------------
SINGAPORE -- 0.7%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                                34,380   $      510,199
                                                                              --------------
UNITED KINGDOM -- 0.7%
Amdocs Ltd. (Computer Software)*                                     13,500   $      303,480
Vodafone Group PLC, ADR
  (Wireless Communications)                                           9,859          246,869
                                                                              --------------
                                                                              $      550,349
                                                                              --------------
    Total Foreign Stocks                                                      $    3,771,382
                                                                              --------------
    Total Stocks (Identified Cost, $67,369,702)                               $   74,143,297
                                                                              --------------

                                                             PRINCIPAL AMOUNT
ISSUER                                                        (000 OMITTED)       VALUE
REPURCHASE AGREEMENT -- 8.3%
Merrill Lynch Repurchase Agreement,
  dated 12/31/03, due 1/2/04, total to be
  received $6,525,344 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                      $      6,525   $    6,525,000
                                                                              --------------
COLLATERAL FOR SECURITIES LOANED -- 0.5%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                        402,284   $      402,284
                                                                              --------------
    Total Investments
      (Identified Cost, $74,296,986 )                                         $   81,070,581
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- (3.5)%                                                      (2,757,373)
                                                                              --------------
    Net Assets -- 100.0%                                                      $   78,313,208
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
STRATEGIC VALUE SERIES
STOCKS -- 96.4%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 91.5%
AEROSPACE -- 1.6%
Lockheed Martin Corp.                                                 2,610   $      134,154
                                                                              --------------
BANKS & CREDIT COMPANIES -- 10.0%
Citigroup, Inc.                                                       4,340   $      210,664
FleetBoston Financial Corp.                                           2,030           88,610
Freddie Mac                                                           2,845          165,920
J. P. Morgan Chase & Co.                                              2,540           93,294
Mellon Financial Corp.                                                6,275          201,490
PNC Financial Services Group Co.                                      1,030           56,372
                                                                              --------------
                                                                              $      816,350
                                                                              --------------
BROADCAST & CABLE TV -- 2.8%
Comcast Corp., "A Special"*                                           7,230   $      226,154
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 2.1%
Merrill Lynch & Co., Inc.                                             2,955   $      173,311
                                                                              --------------
CHEMICALS -- 1.7%
Air Products & Chemicals, Inc.                                        1,500   $       79,245
Lyondell Petrochemical Co.                                            3,690           62,546
                                                                              --------------
                                                                              $      141,791
                                                                              --------------
COMPUTER SOFTWARE -- 2.8%
Microsoft Corp.                                                       5,970   $      164,414
Networks Associates, Inc.*                                            4,410           66,326
                                                                              --------------
                                                                              $      230,740
                                                                              --------------
CONSUMER GOODS & SERVICES -- 4.2%
Kimberly-Clark Corp.                                                  2,740   $      161,906
Newell Rubbermaid, Inc.                                               7,970          181,477
                                                                              --------------
                                                                              $      343,383
                                                                              --------------
CONTAINERS -- 2.4%
Owens-Illinois, Inc.*                                                10,530   $      125,202
Smurfit-Stone Container Corp.*                                        3,930           72,980
                                                                              --------------
                                                                              $      198,182
                                                                              --------------
ELECTRICAL EQUIPMENT -- 1.5%
General Electric Co.                                                  3,950   $      122,371
                                                                              --------------
ENERGY -- INDEPENDENT -- 1.6%
Devon Energy Corp.                                                    2,305   $      131,984
                                                                              --------------
ENERGY -- INTEGRATED -- 1.1%
Occidental Petroleum Corp.                                            2,180   $       92,083
                                                                              --------------
ENTERTAINMENT -- 3.7%
Viacom, Inc., "B"                                                     6,830   $      303,115
                                                                              --------------
FOOD & DRUG STORES -- 2.4%
Kroger Co.*                                                           9,520   $      176,215
Rite Aid Corp.*                                                       3,280           19,811
                                                                              --------------
                                                                              $      196,026
                                                                              --------------
FOREST & PAPER PRODUCTS -- 1.5%
Boise Cascade Corp.                                                     650   $       21,359
Bowater, Inc.                                                         2,212          102,438
                                                                              --------------
                                                                              $      123,797
                                                                              --------------
GAMING & LODGING -- 0.5%
Hilton Hotels Corp.                                                   2,400   $       41,112
                                                                              --------------
GENERAL MERCHANDISE -- 2.5%
Sears, Roebuck & Co.                                                  4,560   $      207,434
                                                                              --------------
INSURANCE -- 6.4%
Allstate Corp.                                                        4,680   $      201,334
Hartford Financial Services Group, Inc.                               3,035          179,156
Travelers Property Casualty Corp., "A"                                8,750          146,825
                                                                              --------------
                                                                              $      527,315
                                                                              --------------
MEDICAL & HEALTH TECHNOLOGY &
  SERVICES -- 1.2%
Tenet Healthcare Corp.*                                               5,850   $       93,893
                                                                              --------------
MEDICAL EQUIPMENT -- 1.5%
Baxter International, Inc.                                            3,910   $      119,333
                                                                              --------------
METALS & MINING -- 2.0%
Alcoa, Inc.                                                           4,320   $      164,160
                                                                              --------------
OIL SERVICES -- 6.5%
BJ Services Co.*                                                      3,180   $      114,162
Cooper Cameron Corp.*                                                 2,180          101,588
Noble Corp.*                                                          6,080          217,542
Schlumberger Ltd.                                                     1,880          102,874
                                                                              --------------
                                                                              $      536,166
                                                                              --------------
PHARMACEUTICALS -- 11.3%
Eli Lilly & Co.                                                       1,065   $       74,901
Johnson & Johnson Co.                                                 4,250          219,555
Merck & Co., Inc.                                                     4,115          190,113
Pfizer, Inc.                                                          6,205          219,223
Schering-Plough Corp.                                                12,945          225,114
                                                                              --------------
                                                                              $      928,906
                                                                              --------------
SPECIALTY STORES -- 1.5%
Home Depot, Inc.                                                      3,430   $      121,731
                                                                              --------------
TELEPHONE SERVICES -- 7.8%
AT&T Corp.                                                           11,590   $      235,277
Verizon Communications, Inc.                                         11,395          399,737
                                                                              --------------
                                                                              $      635,014
                                                                              --------------
UTILITIES -- ELECTRIC POWER -- 5.3%
Calpine Corp.*                                                       33,335   $      160,341
FirstEnergy Corp.                                                       870           30,624
NiSource, Inc.                                                        4,820          105,751
TXU Corp.                                                             5,810          137,813
                                                                              --------------
                                                                              $      434,529
                                                                              --------------
WIRELESS COMMUNICATIONS -- 5.6%
AT&T Wireless Services, Inc.*                                        38,519   $      307,767
Telephone & Data Systems, Inc.                                        2,475          154,811
                                                                              --------------
                                                                              $      462,578
                                                                              --------------
    Total U.S. Stocks                                                         $    7,505,612
                                                                              --------------
FOREIGN STOCKS -- 4.9%
BERMUDA -- 2.1%
Tyco International Ltd.
  (Electrical Equipment)                                              6,530   $      173,045
                                                                              --------------
CAYMAN ISLANDS -- 2.8%
GlobalSantaFe Corp. (Oil Services)                                    9,375   $      232,781
                                                                              --------------
    Total Foreign Stocks                                                      $      405,826
                                                                              --------------
    Total Stocks (Identified Cost, $7,033,439)                                $    7,911,438
                                                                              --------------

SHORT-TERM OBLIGATION -- 2.8%


                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
New Center Asset Trust, due 1/02/04,
  at Amortized Cost                                            $        229   $      228,994
                                                                              --------------
    Total Investments
      (Identified Cost, $7,262,433 )                                          $    8,140,432
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.8%                                                            65,643
                                                                              --------------
    Net Assets -- 100.0%                                                      $    8,206,075
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
TECHNOLOGY SERIES
STOCKS -- 97.7%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 75.3%
AEROSPACE -- 0.4%
L-3 Communications Holding, Inc.*                                     2,610   $      134,050
                                                                              --------------
BUSINESS SERVICES -- 9.4%
Alliance Data Systems Corp.*                                          6,500   $      179,920
Certegy, Inc.                                                         4,720          154,816
Computer Sciences Corp.*                                              4,480          198,150
Convergys Corp.*                                                      8,610          150,331
Digitas, Inc.*                                                       39,810          371,029
DST Systems, Inc.*                                                   11,210          468,130
Getty Images, Inc.*                                                   5,420          271,705
Jack Henry & Associates, Inc.                                         6,290          129,448
Monster Worldwide, Inc.*                                             19,500          428,220
Perot Systems Corp., "A"*                                            26,200          353,176
Technology Select Sector SPDR Trust                                  16,300          332,194
                                                                              --------------
                                                                              $    3,037,119
                                                                              --------------
COMPUTER SOFTWARE -- 18.2%
Akamai Technologies, Inc.*                                           29,700   $      319,275
Ansys, Inc.*                                                         14,720          584,384
Ascential Software Corp.*                                             4,620          119,797
Citrix Systems, Inc.*                                                18,010          381,992
Manhattan Associates, Inc.*                                          10,320          285,245
Microsoft Corp.                                                      46,650        1,284,741
Netscreen Technologies, Inc.*                                        16,100          398,475
Network Associates, Inc.*                                             8,100          121,824
Oracle Corp.*                                                        51,180          675,576
Progress Software Corp.*                                             14,670          300,148
RSA Security, Inc.*                                                   4,600           65,320
Serena Software, Inc.*                                               32,950          604,632
Sybase, Inc.*                                                         8,070          166,081
VERITAS Software Corp.*                                              16,340          607,194
                                                                              --------------
                                                                              $    5,914,684
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 6.8%
Anteon International Corp.*                                           2,500   $       90,125
Avnet, Inc.*                                                          9,100          197,106
CDW Corp.*                                                            2,100          121,296
Hewlett-Packard Co.                                                  41,600          955,552
IBM Corp.                                                             2,550          236,334
Reynolds & Reynolds Co., "A"                                          6,000          174,300
Tech Data Corp.*                                                      4,580          181,780
Unisys Corp.*                                                         4,220           62,667
Xerox Corp.*                                                         13,850          191,130
                                                                              --------------
                                                                              $    2,210,290
                                                                              --------------
ELECTRONICS -- 20%
Agere Systems, Inc., "B"*                                           224,110   $      649,919
Amphenol Corp., "A"*                                                  4,450          284,489
Analog Devices, Inc.                                                 14,830          676,989
Applied Films Corp.*                                                  4,600          151,892
Applied Materials, Inc.*                                              7,100          159,395
Arrow Electronics, Inc.*                                             10,000          231,400
DSP Group, Inc.*                                                      5,500          137,005
ESS Technology, Inc.*                                                 7,910          134,549
Intel Corp.                                                          50,320        1,620,304
International Rectifier Corp.*                                        4,540          224,321
Lam Research Corp.*                                                   4,900          158,270
National Semiconductor Corp.*                                         9,020          355,478
PerkinElmer, Inc.                                                     3,950           67,427
Silicon Laboratories, Inc.*                                           3,880          167,694
Texas Instruments, Inc.                                              20,090          590,244
Vishay Intertechnology, Inc.*                                        27,400          627,460
White Electronic Designs Corp.*                                      19,160          168,608
Xilinx, Inc.*                                                         2,480           96,075
                                                                              --------------
                                                                              $    2,441,690
                                                                              --------------
INTERNET -- 2.5%
Digital River, Inc.*                                                 19,100   $      422,110
Earthlink, Inc.*                                                     40,700          407,000
                                                                              --------------
                                                                              $      829,110
                                                                              --------------
PERSONAL COMPUTERS & PERIPHERALS -- 6.2%
Avid Technology, Inc.*                                                2,700   $      129,600
Dell, Inc.*                                                          16,100          546,756
Ingram Micro, Inc., "A"*                                             15,150          240,885
Jabil Circuit, Inc.*                                                  4,090          115,747
Maxtor Corp.*                                                        19,990          221,889
Sanmina-SCI Corp.*                                                   18,590          234,420
Solectron Corp.*                                                     65,800          388,878
Western Digital Corp.*                                               10,880          128,275
                                                                              --------------
                                                                              $    2,006,450
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 11.6%
ADTRAN, Inc.                                                          7,460   $      231,260
Andrew Corp.*                                                        22,100          254,371
Cisco Systems, Inc.*                                                 75,830        1,841,911
F5 Networks, Inc.*                                                    3,900           97,890
Foundry Networks, Inc.*                                               4,000          109,440
Motorola, Inc.                                                       33,860          476,410
QUALCOMM, Inc.                                                        2,900          156,397
Scientific-Atlanta, Inc.                                             17,230          470,379
UTStarcom, Inc.*                                                      3,400          126,038
                                                                              --------------
                                                                              $    3,764,096
                                                                              --------------
TELEPHONE SERVICES -- 0.2%
Cincinnati Bell, Inc.*                                               13,370   $       67,518
                                                                              --------------
    Total U.S. Stocks                                                         $   24,464,836
                                                                              --------------
FOREIGN STOCKS -- 22.4%
BERMUDA -- 2.3%
Accenture Ltd., "A" (Business Services)*                             18,600   $      489,552
Marvell Technology Group Ltd.
  (Electronics)*                                                      6,970          264,372
                                                                              --------------
                                                                              $      753,924
                                                                              --------------
CANADA -- 2.8%
ATI Technologies, Inc.
  (Personal Computers & Peripherals)*                                35,000   $      529,200
Nortel Networks Corp.
  (Telecommunications -- Wireline)*                                  21,200           89,676
Open Text Corp. (Computer Software)*                                 15,280          292,918
                                                                              --------------
                                                                              $      911,794
                                                                              --------------
FRANCE -- 1.1%
France Telecom SA (Telephone Services)*                              12,070   $      344,604
                                                                              --------------
GERMANY -- 1.5%
EPCOS AG (Electronics)*                                              13,900   $      313,488
SAP AG, ADR (Computer Software)                                       3,830          159,175
                                                                              --------------
                                                                              $      472,663
                                                                              --------------
INDIA -- 0.4%
Infosys Technologies Ltd., ADR
  (Computer Software -- Systems)*                                     1,400   $      133,980
                                                                              --------------
JAPAN -- 2.8%
Canon, Inc., ADR
  (Personal Computers & Peripherals)                                  7,300   $      347,772
KDDI Corp. (Telephone Services)                                          17           97,429
Seiko Epson Corp. (Electronics)*                                      6,500          303,356
Stanley Electric Co., Ltd. (Electronics)                              9,200          178,186
                                                                              --------------
                                                                              $      926,743
                                                                              --------------

ISSUER                                                            SHARES          VALUE
FOREIGN STOCKS -- continued
MEXICO -- 1.0%
America Movil SA, ADR
  (Wireless Communications)                                           7,490   $      204,777
TV Azteca SA de CV, ADR
  (Broadcast & Cable TV)*                                            13,490          122,759
                                                                              --------------
                                                                              $      327,536
                                                                              --------------
NETHERLANDS -- 2.3%
KPN NV (Telephone Services)*                                         13,000   $      100,241
STMicroelectronics NV, ADR (Electronics)                             24,170          652,832
                                                                              --------------
                                                                              $      753,073
                                                                              --------------
SINGAPORE -- 3.1%
Flextronics International Ltd.
  (Personal Computers & Peripherals)*                                46,650   $      692,286
MobileOne Asia Ltd.
  (Wireless Communications)                                         133,000          117,470
Singapore Telecommunications Ltd.
  (Telephone Services)                                              162,000          186,964
                                                                              --------------
                                                                              $      996,720
                                                                              --------------
SOUTH KOREA -- 1.9%
Samsung Electronics Co., Ltd., GDR
  (Electronics)                                                       3,210   $      603,480
                                                                              --------------
TAIWAN -- 0.3%
AU Optronics Corp., ADR (Electronics)*                                7,700   $       91,784
                                                                              --------------
UNITED KINGDOM -- 2.9%
Amdocs Ltd. (Computer Software)*                                     28,730   $      645,850
Vodafone Group PLC
  (Wireless Communications)                                         123,200          304,587
                                                                              --------------
                                                                              $      950,437
                                                                              --------------
    Total Foreign Stocks                                                      $    7,266,738
                                                                              --------------
    Total Stocks (Identified Cost, $27,694,152)                               $   31,731,574
                                                                              --------------

CONVERTIBLE BOND -- 0.3%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
COMPUTER SOFTWARE -- SYSTEMS -- 0.3%
Brocade Communications Systems, Inc.,
  2s, 2007* (Identified Cost $114,352)                         $        115   $      103,644
                                                                              --------------

SHORT-TERM OBLIGATION -- 1.4%
New Center Asset Trust, due 1/02/04,
  at Amortized Cost                                            $        438   $      437,988
                                                                              --------------
    Total Investments
      (Identified Cost, $28,246,492 )                                         $   32,273,206
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                                                           196,431
                                                                              --------------
    Net Assets -- 100.0%                                                      $   32,469,637
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2003
VALUE SERIES
STOCKS -- 95.6%

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- 86.1%
AEROSPACE -- 2.3%
Honeywell International, Inc.                                        19,930   $      666,260
Lockheed Martin Corp.                                                43,100        2,215,340
Northrop Grumman Corp.                                               66,600        6,366,960
                                                                              --------------
                                                                              $    9,248,560
                                                                              --------------
BANKS & CREDIT COMPANIES -- 18.5%
American Express Co.                                                 87,400   $    4,215,302
Bank of America Corp.                                               127,230       10,233,109
Bank One Corp.                                                       82,100        3,742,939
Citigroup, Inc.                                                     256,800       12,465,072
Federal National Mortgage Assn.                                     106,800        8,016,408
FleetBoston Financial Corp.                                         250,780       10,946,547
Mellon Financial Corp.                                              224,300        7,202,273
PNC Financial Services Group Co.                                     52,900        2,895,217
SouthTrust Corp.                                                     57,740        1,889,830
SunTrust Banks, Inc.                                                123,300        8,815,950
Wells Fargo Co.                                                      42,000        2,473,380
                                                                              --------------
                                                                              $   72,896,027
                                                                              --------------
BROADCAST & CABLE TV -- 3.2%
Comcast Corp.*                                                      134,200   $    4,197,776
Cox Communications, Inc.*                                           129,200        4,450,940
Time Warner, Inc.*                                                  228,800        4,116,112
                                                                              --------------
                                                                              $   12,764,828
                                                                              --------------
BROKERAGE & ASSET MANAGERS -- 3.6%
Goldman Sachs Group, Inc.                                            83,400   $    8,234,082
Janus Capital Group, Inc.^                                           12,000          196,920
Merrill Lynch & Co., Inc.                                           101,780        5,969,397
                                                                              --------------
                                                                              $   14,400,399
                                                                              --------------
CHEMICALS -- 4.0%
Air Products & Chemicals, Inc.                                       88,547   $    4,677,938
Dow Chemical Co.                                                     94,100        3,911,737
Monsanto Co.                                                          6,700          192,826
PPG Industries, Inc.                                                 90,900        5,819,418
Praxair, Inc.                                                        32,600        1,245,320
                                                                              --------------
                                                                              $   15,847,239
                                                                              --------------
COMPUTER SOFTWARE -- 0.8%
Microsoft Corp.                                                     111,800   $    3,078,972
                                                                              --------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.5%
Hewlett-Packard Co.                                                  52,800   $    1,212,816
IBM Corp.                                                            51,000        4,726,680
                                                                              --------------
                                                                              $    5,939,496
                                                                              --------------
CONSUMER GOODS & SERVICES -- 2.6%
Kimberly-Clark Corp.                                                137,800   $    8,142,602
Newell Rubbermaid, Inc.                                              91,600        2,085,732
                                                                              --------------
                                                                              $   10,228,334
                                                                              --------------
CONTAINERS -- 0.5%
Smurfit-Stone Container Corp.*                                       96,000   $    1,782,720
                                                                              --------------
ELECTRICAL EQUIPMENT -- 1.3%
Emerson Electric Co.                                                 80,500   $    5,212,375
                                                                              --------------
ENERGY -- INDEPENDENT -- 1.7%
Devon Energy Corp.                                                   26,030   $    1,490,478
Unocal Corp.                                                        142,252        5,239,141
                                                                              --------------
                                                                              $    6,729,619
                                                                              --------------
ENERGY -- INTEGRATED -- 5.7%
ChevronTexaco Corp.                                                  40,800   $    3,524,712
ConocoPhillips Co.                                                  112,800        7,396,296
Exxon Mobil Corp.                                                   280,972       11,519,852
                                                                              --------------
                                                                              $   22,440,860
                                                                              --------------
ENTERTAINMENT -- 1.8%
Viacom, Inc., "B"                                                   157,818   $    7,003,963
                                                                              --------------
FOOD & DRUG STORES -- 0.2%
Safeway, Inc.*^                                                      27,400   $      600,334
                                                                              --------------

ISSUER                                                            SHARES          VALUE
U.S. STOCKS -- continued
FOOD & NON ALCOHOLIC BEVERAGES -- 5.0%
Archer-Daniels-Midland Co.                                          371,765   $    5,658,263
Heinz Co.                                                           105,200        3,832,436
Kellogg Co.                                                         213,700        8,137,696
PepsiCo, Inc.                                                        29,198        1,361,211
Tyson Foods, Inc.                                                    47,900          634,196
                                                                              --------------
                                                                              $   19,623,802
                                                                              --------------
FOREST & PAPER PRODUCTS -- 1.3%
Bowater, Inc.                                                        36,300   $    1,681,053
International Paper Co.                                              76,200        3,284,982
                                                                              --------------
                                                                              $    4,966,035
                                                                              --------------
GENERAL MERCHANDISE -- 0.5%
Sears, Roebuck & Co.                                                 45,800   $    2,083,442
                                                                              --------------
INSURANCE -- 6.1%
Allstate Corp.                                                      111,060   $    4,777,801
Chubb Corp.                                                          47,780        3,253,818
Hartford Financial Services Group, Inc.                              56,040        3,308,041
Marsh & McLennan Cos., Inc.                                          21,000        1,005,690
MetLife, Inc.                                                       199,280        6,709,758
Travelers Property Casualty Corp.                                   304,385        5,107,580
                                                                              --------------
                                                                              $   24,162,688
                                                                              --------------
LEISURE & TOYS -- 0.2%
Hasbro, Inc.^                                                        38,400   $      817,152
                                                                              --------------
MACHINERY & TOOLS -- 0.7%
Deere & Co.                                                          44,510   $    2,895,376
                                                                              --------------
MEDICAL EQUIPMENT -- 0.2%
Guidant Corp.                                                        14,100   $      848,820
                                                                              --------------
NATURAL GAS -- DISTRIBUTION -- 0.6%
Keyspan Corp.^                                                       38,400   $    1,413,120
National Fuel Gas Co.                                                46,656        1,140,273
                                                                              --------------
                                                                              $    2,553,393
                                                                              --------------
OIL SERVICES -- 1.9%
Baker Hughes, Inc.                                                   30,500   $      980,880
Noble Corp.*                                                         85,710        3,066,704
Schlumberger Ltd.                                                    60,300        3,299,616
                                                                              --------------
                                                                              $    7,347,200
                                                                              --------------
PHARMACEUTICALS -- 5.9%
Johnson & Johnson Co.                                               177,800   $    9,185,148
Pfizer, Inc.                                                        240,100        8,482,733
Schering Plough Corp.                                               332,400        5,780,436
                                                                              --------------
                                                                              $   23,448,317
                                                                              --------------
PRINTING & PUBLISHING -- 1.4%
Tribune Co.                                                         108,617   $    5,604,637
                                                                              --------------
RAILROAD & SHIPPING -- 1.7%
Union Pacific Corp.                                                  93,800   $    6,517,224
                                                                              --------------
RESTAURANTS -- 0.3%
McDonald's Corp.                                                     45,800   $    1,137,214
                                                                              --------------
TELECOMMUNICATIONS -- WIRELINE -- 0.9%
Motorola, Inc.                                                      248,900   $    3,502,023
                                                                              --------------
TELEPHONE SERVICES -- 4.4%
BellSouth Corp.                                                      68,000   $    1,924,400
SBC Communications, Inc.                                            327,900        8,548,353
Verizon Communications, Inc.                                        195,100        6,844,108
                                                                              --------------
                                                                              $   17,316,861
                                                                              --------------
TOBACCO -- 2.7%
Altria Group, Inc.                                                  193,370   $   10,523,195
                                                                              --------------
UTILITIES -- ELECTRIC POWER -- 4.1%
Cinergy Corp.                                                        70,300   $    2,728,343
Dominion Resources, Inc.                                             24,800        1,582,984
Energy East Corp.                                                    92,300        2,067,520
Entergy Corp.                                                        17,700        1,011,201
FirstEnergy Corp.                                                    25,740          906,048
FPL Group, Inc.                                                      24,460   $    1,600,173
NSTAR Co.                                                            36,273        1,759,241
PPL Corp.                                                            40,150        1,756,562
TXU Corp.                                                           115,600        2,742,032
                                                                              --------------
                                                                              $   16,154,104
                                                                              --------------
WIRELESS COMMUNICATIONS -- 0.5%
AT&T Wireless Services, Inc.*                                       255,800   $    2,043,842
                                                                              --------------
    Total U.S. Stocks                                                         $  339,719,051
                                                                              --------------
FOREIGN STOCKS -- 9.5%
CANADA -- 0.1%
Finning International, Inc. (Macinery & Tools)                       16,700   $      387,666
                                                                              --------------
FRANCE -- 0.8%
Total S.A., ADR (Energy-Integrated)                                  35,400   $    3,274,854
                                                                              --------------
SWITZERLAND -- 3.4%
Novartis AG (Pharmaceuticals)                                       104,200   $    4,728,707
Roche Holding AG (Pharmaceuticals)                                   42,900        4,325,366
Syngenta AG (Chemicals)                                              63,220        4,256,224
                                                                              --------------
                                                                              $   13,310,297
                                                                              --------------
UNITED KINGDOM -- 5.2%
BHP Billiton PLC (Metals & Mining)                                  296,000   $    2,578,471
BP PLC, ADR (Energy -- Integrated)                                  177,500        8,759,625
Diageo PLC (Alcoholic Beverages)*                                   211,203        2,771,010
Reed Elsevier PLC (Printing & Publishing)                           587,900        4,903,469
Rio Tinto PLC (Metals & Mining)*                                     59,400        1,636,075
                                                                              --------------
                                                                              $   20,648,650
                                                                              --------------
    Total Foreign Stocks                                                      $   37,621,467
                                                                              --------------
    Total Stocks (Identified Cost, $335,678,798)                              $  377,340,518
                                                                              --------------

SHORT-TERM OBLIGATION -- 4.0%

                                                             PRINCIPAL AMOUNT
                                                              (000 OMITTED)
Old Line Funding Corp., due 1/02/04,
  at Amortized Cost                                            $     15,730   $   15,729,576
                                                                              --------------

REPURCHASE AGREEMENT -- 0.2%
Merrill Lynch, dated 12/31/03,
  due 1/02/04, total to be received
  $518,027 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded account),
  at Cost                                                      $        518   $      518,000
                                                                              --------------

COLLATERAL FOR SECURITIES LOANED -- 0.2%

                                                                  SHARES
Navigator Securities Lending Prime Portfolio                        905,519   $      905,519
                                                                              --------------
    Total Investments
      (Identified Cost, $352,831,893)                                         $  394,493,613
                                                                              --------------
OTHER ASSETS,
  LESS LIABILITIES                                                                   104,749
                                                                              --------------
    Net Assets -- 100.0%                                                      $  394,598,362
                                                                              ==============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 * Non-income producing security.
 ^ All or a portion of this security is on loan.
## SEC Rule 144A restriction.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2003

                                                   CAPITAL      INTERNATIONAL    MASSACHUSETTS         MID             NEW
                                                OPPORTUNITIES       GROWTH      INVESTORS GROWTH    CAP VALUE       DISCOVERY
                                                    SERIES          SERIES        STOCK SERIES        SERIES          SERIES
                                                --------------  --------------  ----------------  --------------  --------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $  260,645,064  $  102,523,416  $    570,448,566  $   15,637,751  $  301,194,785
    Unrealized appreciation                         34,400,015      27,526,428        26,826,653       1,459,897      50,451,623
                                                --------------  --------------  ----------------  --------------  --------------
      Total investments, at value (including
        securities loaned of $11,462,337,
        $6,732,110, $24,734,075, $-, and
        $58,493,110, respectively)              $  295,045,079  $  130,049,844  $    597,275,219  $   17,097,648  $  351,646,408
  Cash                                                     671             328            50,085             927          11,446
  Foreign currency, at value (identified
  cost, $--, $4,575, $--, $--, and $--,
   respectively)                                            --           4,578                --              --              --
  Receivable for investments sold                    1,396,653       1,305,497        14,132,433         204,081         937,160
  Receivable for series shares sold                    180,747          97,152           345,822          69,087         176,441
  Interest and dividends receivable                    378,055         143,492           375,273          13,225          69,882
  Receivable from investment adviser                        --              --                --          42,289              --
  Other assets                                           1,503             181             7,630              --             727
                                                --------------  --------------  ----------------  --------------  --------------
        Total assets                            $  297,002,708  $  131,601,072  $    612,186,462  $  1 7,427,257  $  352,842,064
                                                ==============  ==============  ================  ==============  ==============
Liabilities:
  Notes payable                                 $           --  $    1,139,000  $             --  $           --  $           --
  Payable for investments purchased                    353,973              --         8,834,988       1,424,361       1,132,896
  Payable for series shares reacquired                  82,500          20,884           125,275           7,482         192,841
  Collateral for securities loaned, at value        11,742,769       7,075,894        25,329,898              --      60,130,997*
  Payable to affiliates --
    Management fee                                       6,154           3,265            11,821             341           7,398
    Distribution fee (Service Class)                       104             103               498             184             723
  Accrued expenses and other liabilities                71,760          76,714            64,194          17,085          50,077
                                                --------------  --------------  ----------------  --------------  --------------
        Total liabilities                       $   12,257,260  $    8,315,860  $     34,366,674  $    1,449,453  $   61,514,932
                                                --------------  --------------  ----------------  --------------  --------------
Net assets                                      $  284,745,448  $  123,285,212  $    577,819,788  $   15,977,804  $  291,327,132
                                                ==============  ==============  ================  ==============  ==============
Net assets consist of:
  Paid-in capital                               $  600,538,979  $  122,495,374  $  1,037,787,473  $   14,067,437  $  342,396,985
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              34,400,015      27,533,018        26,827,700       1,459,900      50,451,623
  Accumulated undistributed net realized
    gain (loss) on investments and foreign
    currency transactions                         (351,468,147)    (27,395,746)     (487,115,767)        448,647    (101,528,414)
Accumulated undistributed net investment
  income                                             1,274,601         652,566           320,382           1,820           6,938
                                                --------------  --------------  ----------------  --------------  --------------
        Total                                   $  284,745,448  $ 1 23,285,212  $    577,819,788  $   15,977,804  $  291,327,132
                                                ==============  ==============  ================  ==============  ==============
Net assets:
  Initial Class                                 $  269,629,509  $  108,113,655  $    504,122,506  $       23,567  $  220,278,337
  Service Class                                     15,115,939      15,171,557        73,697,282      15,954,237      71,048,795
                                                --------------  --------------  ----------------  --------------  --------------
        Total                                   $  284,745,448  $  123,285,212  $    577,819,788  $   15,977,804  $  291,327,132
                                                ==============  ==============  ================  ==============  ==============
Shares of beneficial interest outstanding:
  Initial Class                                     22,747,937       9,432,037        58,629,365           2,254      17,363,628
  Service Class                                      1,280,045       1,327,699         8,614,916       1,527,531       5,634,891
                                                --------------  --------------  ----------------  --------------  --------------
        Total                                       24,027,982      10,759,736        67,244,281       1,529,785      22,998,519
                                                ==============  ==============  ================  ==============  ==============
Net asset value, offering price and
  redemption price per share:
  (net assets DIVIDED BY shares of
   beneficial interest outstanding)
   Initial Class                                $        11.85  $        11.46  $           8.60  $        10.46  $        12.69
                                                ==============  ==============  ================  ==============  ==============
  Service Class                                 $        11.81  $        11.43  $           8.55  $        10.44  $        12.61
                                                ==============  ==============  ================  ==============  ==============

* Non cash collateral not included.

                       See notes to financial statements.

                                                RESEARCH GROWTH       RESEARCH          STRATEGIC         STRATEGIC
                                                   AND INCOME       INTERNATIONAL        GROWTH             VALUE
                                                     SERIES            SERIES            SERIES            SERIES
                                                ----------------   ---------------   ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $     80,228,813   $    90,556,301   $    74,296,986   $     7,262,433
    Unrealized appreciation                           10,113,201        17,669,245         6,773,595           877,999
                                                ----------------   ---------------   ---------------   ---------------
        Total investments, at value (including
          securities loaned of $1,466,339,
          $6,830,965, $393,781, $--, $-- and
          $883,166, respectively)               $     90,342,014   $   108,225,546   $    81,070,581   $     8,140,432
  Cash                                                       825            43,736               379               123
  Foreign currency, at value
    (identified cost $4,502, $77,476, $--,
     $ --, $2 and $ --, respectively)                      4,505            78,002                --                --
  Receivable for investments sold                        593,075                --           633,790                --
  Receivable for series shares sold                       15,824           432,857           128,335            52,022
  Interest and dividends receivable                      120,099           113,526            48,687            15,412
  Receivable from investment adviser                          --                --                --            24,200
  Other assets                                               247                13                --                --
                                                ----------------   ---------------   ---------------   ---------------
        Total assets                            $     91,076,589   $   108,893,680   $    81,881,772   $     8,232,189
                                                ================   ===============   ===============   ===============
Liabilities:
  Payable for investments purchased             $        439,436   $        43,124   $     3,096,380   $         9,036
  Payable for series shares reacquired                    76,029            66,135            27,802               387
  Collateral for securities loaned, at value           1,534,119         7,171,701           402,284                --
  Payable to affiliates --
    Management fee                                         1,827             2,715             1,609               188
    Distribution fee (Service Class)                          61               182               208               162
  Accrued expenses and other liabilities                  46,294            65,418            40,281            16,341
                                                ----------------   ---------------   ---------------   ---------------
        Total liabilities                       $      2,097,766   $     7,349,275   $     3,568,564   $        26,114
                                                ----------------   ---------------   ---------------   ---------------
Net assets                                      $     88,978,823   $   101,544,405   $    78,313,208   $     8,206,075
                                                ================   ===============   ===============   ===============
Net assets consist of:
  Paid-in capital                               $     96,623,344   $   107,228,533   $   126,785,893   $     7,146,328
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                10,113,295        17,673,269         6,773,701           877,999
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                     (18,329,692)      (23,871,257)      (55,246,386)          159,070
  Accumulated undistributed net investment
    income                                               571,876           513,860                --            22,678
                                                ----------------   ---------------   ---------------   ---------------
        Total                                   $     88,978,823   $   101,544,405   $    78,313,208   $     8,206,075
                                                ================   ===============   ===============   ===============
Net assets:
  Initial Class                                 $     80,059,253   $    74,261,952   $    47,909,791   $         7,561
  Service Class                                        8,919,570        27,282,453        30,403,417         8,198,514
                                                ----------------   ---------------   ---------------   ---------------
        Total                                   $     88,978,823   $   101,544,405   $    78,313,208   $     8,206,075
                                                ================   ===============   ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                        6,362,965         6,184,703         6,670,044               752
  Service Class                                          711,765         2,283,088         4,255,423           818,238
                                                ----------------   ---------------   ---------------   ---------------
        Total                                          7,074,730         8,467,791        10,925,467           818,990
                                                ================   ===============   ===============   ===============
Net asset value, offering price and redemption
  price per share:
  (net assets DIVIDED BY shares of beneficial
   interest outstanding)
  Initial Class                                 $          12.58   $         12.01   $          7.18   $         10.05
                                                ================   ===============   ===============   ===============
  Service Class                                 $          12.53   $         11.95   $          7.14   $         10.02
                                                ================   ===============   ===============   ===============


                                                  TECHNOLOGY           VALUE
                                                    SERIES            SERIES
                                                ---------------   ---------------
Assets:
  Investments --
    Unaffiliated issuers, at identified cost    $    28,246,492   $   352,831,893
    Unrealized appreciation                           4,026,714        41,661,720
                                                ---------------   ---------------
        Total investments, at value (including
          securities loaned of $1,466,339,
          $6,830,965, $393,781, $--, $-- and
          $883,166, respectively)               $    32,273,206   $   394,493,613
  Cash                                                      768               807
  Foreign currency, at value
    (identified cost $4,502, $77,476, $--,
     $--, $2 and $--, respectively)                           2                --
  Receivable for investments sold                     1,746,119                --
  Receivable for series shares sold                      60,847           757,675
  Interest and dividends receivable                      13,376           610,792
  Receivable from investment adviser                      6,087                --
  Other assets                                           44,842                --
                                                ---------------   ---------------
        Total assets                            $    34,145,247   $   395,862,887
                                                ===============   ===============
Liabilities:
  Payable for investments purchased             $     1,633,440   $        71,275
  Payable for series shares reacquired                    8,733           203,371
  Collateral for securities loaned, at value                 --           905,519
  Payable to affiliates --
    Management fee                                          665             8,108
    Distribution fee (Service Class)                         28               574
  Accrued expenses and other liabilities                 32,744            75,678
                                                ---------------   ---------------
        Total liabilities                       $     1,675,610   $     1,264,525
                                                ---------------   ---------------
Net assets                                      $    32,469,637   $   394,598,362
                                                ===============   ===============
Net assets consist of:
  Paid-in capital                               $    68,642,588   $   377,487,216
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                4,026,809        41,662,656
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                    (40,199,760)      (29,786,551)
  Accumulated undistributed net investment
    income                                                   --         5,235,041
                                                ---------------   ---------------
        Total                                   $    32,469,637   $   394,598,362
                                                ===============   ===============
Net assets:
  Initial Class                                 $    28,376,178   $   310,818,092
  Service Class                                       4,093,459        83,780,270
                                                ---------------   ---------------
        Total                                   $    32,469,637   $   394,598,362
                                                ===============   ===============
Shares of beneficial interest outstanding:
  Initial Class                                       6,915,479        22,832,009
  Service Class                                       1,006,237         6,179,434
                                                ---------------   ---------------
        Total                                         7,921,716        29,011,443
                                                ===============   ===============
Net asset value, offering price and redemption
  price per share:
  (net assets DIVIDED BY shares of beneficial
   interest outstanding)
  Initial Class                                 $          4.10   $         13.61
                                                ===============   ===============
  Service Class                                 $          4.07   $         13.56
                                                ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENT OF OPERATIONS -- Year Ended December 31, 2003

                                                   CAPITAL      INTERNATIONAL    MASSACHUSETTS         MID             NEW
                                                OPPORTUNITIES       GROWTH      INVESTORS GROWTH    CAP VALUE       DISCOVERY
                                                    SERIES          SERIES        STOCK SERIES        SERIES          SERIES
                                                --------------  --------------  ----------------  --------------  --------------
Net investment income (loss):
  Income --
    Dividends                                   $    3,477,751  $    2,106,685  $      4,484,779  $       60,273  $      733,665
    Interest                                            38,311          18,552           193,210           6,478         135,021
    Income on securities loaned                         13,728          29,417            22,758              --          90,713
    Foreign taxes withheld                              (6,411)       (202,261)          (36,612)           (227)           (190)
                                                --------------  --------------  ----------------  --------------  --------------
      Total investment income                   $    3,523,379  $    1,952,393  $      4,664,135  $       66,524  $      959,209
                                                --------------  --------------  ----------------  --------------  --------------
  Expenses --
    Management fee                              $    1,965,925  $      997,017  $      3,870,358  $       38,647  $    2,134,117
    Trustees' compensation                              22,970           8,610            40,773              60          17,650
    Distribution fee (Service Class)                    31,051          30,083           127,822          12,829         121,903
    Administrative fee                                  24,788           9,308            47,780             174          20,621
    Custodian fee                                      111,264         193,109           214,707          11,491         114,919
    Printing                                            26,799          13,477            29,877              --          20,502
    Auditing fees                                       32,113          33,500            31,350          15,195          31,350
    Legal fees                                           4,120           4,319             4,731           2,948           4,579
    Miscellaneous                                       24,163          11,366            24,138          25,357          17,016
                                                --------------  --------------  ----------------  --------------  --------------
      Total expenses                            $    2,243,193  $    1,300,789  $      4,391,536  $      106,701  $    2,482,657
    Fees paid indirectly                                (4,660)             --           (63,027)            (54)           (375)
    Reduction of expenses by investment
      adviser                                               --              --                --         (42,289)             --
                                                --------------  --------------  ----------------  --------------  --------------
      Net expenses                              $    2,238,533  $    1,300,789  $      4,328,509  $       64,358  $    2,482,282
                                                --------------  --------------  ----------------  --------------  --------------
        Net investment income (loss)            $    1,284,846  $      651,604  $        335,626  $        2,166  $   (1,523,073)
                                                --------------  --------------  ----------------  --------------  --------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                     $    1,173,314  $    3,561,572  $     44,629,910  $      472,172  $    6,565,954
    Foreign currency transactions                          450          16,378           (15,244)             11             837
                                                --------------  --------------  ----------------  --------------  --------------
      Net realized gain on investments and
        foreign currency transactions           $    1,173,764  $    3,577,950  $     44,614,666  $      472,183  $    6,566,791
                                                --------------  --------------  ----------------  --------------  --------------
Change in unrealized appreciation
  (depreciation) --
  Investments                                   $   62,172,843  $   30,701,334  $     61,153,496  $    1,483,716  $   66,461,094
  Translation of assets and liabilities in
    foreign currencies                                    (243)          1,796              (381)              3              --
                                                --------------  --------------  ----------------  --------------  --------------
    Net unrealized gain on investments and
      foreign currency translation              $   62,172,600  $   30,703,130  $     61,153,115  $    1,483,719  $   66,461,094
                                                --------------  --------------  ----------------  --------------  --------------
      Net realized and unrealized gain on
        investments and foreign currency        $   63,346,364  $   34,281,080  $    105,767,781  $    1,955,902  $   73,027,885
                                                --------------  --------------  ----------------  --------------  --------------
        Increase in net assets from operations  $   64,631,210  $   34,932,684  $    106,103,407  $    1,958,068  $   71,504,812
                                                ==============  ==============  ================  ==============  ==============

                       See notes to financial statements.

                                                RESEARCH GROWTH       RESEARCH          STRATEGIC         STRATEGIC
                                                   AND INCOME       INTERNATIONAL        GROWTH             VALUE
                                                     SERIES            SERIES            SERIES            SERIES
                                                ----------------   ---------------   ---------------   ---------------
Net investment income (loss):
  Income --
    Dividends                                   $      1,223,973   $     1,674,157   $       445,621   $        71,819
    Interest                                              25,178            19,580            28,841             2,147
    Income on securities loaned                            3,344            31,892             2,423                --
    Foreign taxes withheld                                (5,368)         (187,634)             (772)             (156)
                                                ----------------   ---------------   ---------------   ---------------
      Total investment income                   $      1,247,127   $     1,537,995   $       476,113   $        73,810
                                                ----------------   ---------------   ---------------   ---------------
  Expenses --
    Management fee                              $        561,416   $       733,657   $       394,397   $        30,571
    Trustees' compensation                                 6,053             6,200             3,715                19
    Distribution fee (Service Class)                      18,320            27,782            29,053            10,190
    Administrative fee                                     6,781             6,411             4,323               226
    Custodian fee                                         39,264           153,424            26,413            10,544
    Printing                                               6,506             5,711             4,800                48
    Auditing fees                                         32,446            32,346            32,146            14,296
    Legal fees                                             4,381             4,375             2,980             3,053
    Miscellaneous                                         17,330            12,250            10,836             6,209
                                                ----------------   ---------------   ---------------   ---------------
      Total expenses                            $        692,497   $       982,156   $       508,663   $        75,156
    Fees paid indirectly                                 (10,512)               --            (1,620)              (28)
    Reduction of expenses by investment
      adviser                                                 --                --                --           (24,200)
                                                ----------------   ---------------   ---------------   ---------------
      Net expenses                              $        681,985   $       982,156   $       507,043   $        50,928
                                                ----------------   ---------------   ---------------   ---------------
        Net investment income (loss)            $        565,142   $       555,839   $       (30,930)  $        22,882
                                                ----------------   ---------------   ---------------   ---------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                     $      2,238,977   $     3,405,410   $    (2,298,140)  $       214,204
    Foreign currency transactions                          8,137           (33,871)              181                --
                                                ----------------   ---------------   ---------------   ---------------
      Net realized gain (loss) on investments
       and foreign currency transactions        $      2,247,114   $     3,371,539   $    (2,297,959)  $       214,204
                                                ----------------   ---------------   ---------------   ---------------
Change in unrealized appreciation
  (depreciation) --
    Investments                                 $     15,763,809   $    19,198,547   $    15,030,054   $       896,916
    Translation of assets and liabilities in
      foreign currencies                                      33             1,854               (12)               --
                                                ----------------   ---------------   ---------------   ---------------
      Net unrealized gain on investments and
        foreign currency translation            $     15,763,842   $    19,200,401   $    15,030,042   $       896,916
                                                ----------------   ---------------   ---------------   ---------------
        Net realized and unrealized gain on
          investments and foreign currency      $     18,010,956   $    22,571,940   $    12,732,083   $     1,111,120
                                                ----------------   ---------------   ---------------   ---------------
          Increase in net assets from
            operations                          $     18,576,098   $    23,127,779   $    12,701,153   $     1,134,002
                                                ================   ===============   ===============   ===============

                                                  TECHNOLOGY           VALUE
                                                    SERIES            SERIES
                                                ---------------   ---------------
Net investment income (loss):
  Income --
    Dividends                                   $        79,582   $     8,039,579
    Interest                                             14,478           108,359
    Income on securities loaned                              --            13,864
    Foreign taxes withheld                               (2,389)          (78,178)
                                                ---------------   ---------------
      Total investment income                   $        91,671   $     8,083,624
                                                ---------------   ---------------
  Expenses --
    Management fee                              $       168,950   $     2,439,100
    Trustees' compensation                                1,299            27,061
    Distribution fee (Service Class)                      6,224           143,147
    Administrative fee                                    1,753            29,841
    Custodian fee                                        19,006           149,739
    Printing                                              7,104            21,650
    Auditing fees                                        31,850            32,850
    Legal fees                                            4,790             5,700
    Miscellaneous                                         9,289            19,841
                                                ---------------   ---------------
      Total expenses                            $       250,265   $     2,868,929
    Fees paid indirectly                                   (136)           (9,656)
    Reduction of expenses by investment adviser          (6,087)               --
                                                ---------------   ---------------
      Net expenses                              $       244,042   $     2,859,273
                                                ---------------   ---------------
        Net investment income (loss)            $      (152,371)  $     5,224,351
                                                ---------------   ---------------
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions:
  Realized gain (loss) (identified cost
    basis) --
    Investment transactions                     $     2,171,887   $    (4,071,487)
    Foreign currency transactions                        (2,228)           21,654
                                                ---------------   ---------------
      Net realized gain (loss) on investments
       and foreign currency transactions        $     2,169,659   $    (4,049,833)
                                                ---------------   ---------------
Change in unrealized appreciation
  (depreciation) --
    Investments                                 $     5,855,139   $    75,048,552
    Translation of assets and liabilities in
      foreign currencies                                   (187)              420
                                                ---------------   ---------------
      Net unrealized gain on investments and
        foreign currency translation            $     5,854,952   $    75,048,972
                                                ---------------   ---------------
        Net realized and unrealized gain on
          investments and foreign currency      $     8,024,611   $    70,999,139
                                                ---------------   ---------------
          Increase in net assets from
            operations                          $     7,872,240   $    76,223,490
                                                ===============   ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2003

                                                   CAPITAL      INTERNATIONAL    MASSACHUSETTS         MID             NEW
                                                OPPORTUNITIES       GROWTH      INVESTORS GROWTH    CAP VALUE       DISCOVERY
                                                    SERIES          SERIES        STOCK SERIES        SERIES          SERIES
                                                --------------  --------------  ----------------  --------------  --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $    1,284,846  $      651,604  $        335,626  $        2,166  $   (1,523,073)
  Net realized gain on investments and foreign
    currency transactions                            1,173,764       3,577,950        44,614,666         472,183       6,566,791
  Net unrealized gain on investments and
    foreign currency translation                    62,172,600      30,703,130        61,153,115       1,483,719      66,461,094
                                                --------------  --------------  ----------------  --------------  --------------
    Increase in net assets from operations      $   64,631,210  $   34,932,684  $    106,103,407  $    1,958,068  $   71,504,812
                                                --------------  --------------  ----------------  --------------  --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $     (890,293) $     (673,301) $             --  $          (24) $           --
  From net investment income (Service Class)           (17,096)        (64,825)               --          (1,627)             --
                                                --------------  --------------  ----------------  --------------  --------------
    Total distributions declared to
      shareholders                              $     (907,389) $     (738,126) $             --  $       (1,651) $           --
                                                --------------  --------------  ----------------  --------------  --------------
Net increase (decrease) in net assets from
  series share transactions                     $  (41,864,815) $   (9,894,881) $    (13,628,110) $   13,296,335  $    8,103,150
                                                --------------  --------------  ----------------  --------------  --------------
    Total increase in net assets                $   21,859,006  $   24,299,677  $     92,475,297  $   15,252,752  $   79,607,962
Net assets --
  At beginning of period                           262,886,442      98,985,535       485,344,491         725,052     211,719,170
                                                --------------  --------------  ----------------  --------------  --------------
  At end of period                              $  284,745,448  $  123,285,212  $    577,819,788  $   15,977,804  $  291,327,132
                                                ==============  ==============  ================  ==============  ==============
Accumulated undistributed net investment
  income included in net assets at end
  of period                                     $    1,274,601  $      652,566  $        320,382  $        1,820  $        6,938
                                                ==============  ==============  ================  ==============  ==============

                                                RESEARCH GROWTH      RESEARCH         STRATEGIC        STRATEGIC
                                                   AND INCOME      INTERNATIONAL       GROWTH            VALUE
                                                     SERIES           SERIES           SERIES           SERIES
                                                ----------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $        565,142  $       555,839  $       (30,930) $        22,882
  Net realized gain (loss) on investments and
    foreign currency transactions                      2,247,114        3,371,539       (2,297,959)         214,204
  Net unrealized gain on investments and
    foreign currency translation                      15,763,842       19,200,401       15,030,042          896,916
                                                ----------------  ---------------  ---------------  ---------------
    Increase in net assets from operations      $     18,576,098  $    23,127,779  $    12,701,153  $     1,134,002
                                                ----------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $       (518,633) $      (380,627) $            --  $           (11)
  From net investment income (Service Class)             (43,208)         (30,347)              --           (3,639)
                                                ----------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                              $       (561,841) $      (410,974) $            --  $        (3,650)
                                                ----------------  ---------------  ---------------  ---------------
Net increase in net assets from series share
  transactions                                  $        410,319  $    10,489,671  $    22,129,203  $     5,997,580
                                                ----------------  ---------------  ---------------  ---------------
    Total increase in net assets                $     18,424,576  $    33,206,476  $    34,830,356  $     7,127,932
Net assets --
  At beginning of period                              70,554,247       68,337,929       43,482,852        1,078,143
                                                ----------------  ---------------  ---------------  ---------------
  At end of period                              $     88,978,823  $   101,544,405  $    78,313,208  $     8,206,075
                                                ================  ===============  ===============  ===============
Accumulated undistributed net investment
  income included in net assets at end
    of period                                   $        571,876  $       513,860  $            --  $        22,678
                                                ================  ===============  ===============  ===============

                                                  TECHNOLOGY          VALUE
                                                    SERIES           SERIES
                                                ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $      (152,371) $     5,224,351
  Net realized gain (loss) on investments and
    foreign currency transactions                     2,169,659       (4,049,833)
  Net unrealized gain on investments and
    foreign currency translation                      5,854,952       75,048,972
                                                ---------------  ---------------
    Increase in net assets from operations      $     7,872,240  $    76,223,490
                                                ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $            --  $    (4,371,388)
  From net investment income (Service Class)                 --         (779,643)
                                                ---------------  ---------------
    Total distributions declared to
      shareholders                              $            --  $    (5,151,031)
                                                ---------------  ---------------
Net increase in net assets from series share
  transactions                                  $     9,068,879  $     9,988,016
                                                ---------------  ---------------
    Total increase in net assets                $    16,941,119  $    81,060,475
Net assets --
  At beginning of period                             15,528,518      313,537,887
                                                ---------------  ---------------
  At end of period                              $    32,469,637  $   394,598,362
                                                ===============  ===============
Accumulated undistributed net investment
  income included in net assets at end
    of period                                   $            --  $     5,235,041
                                                ===============  ===============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2002

                                                   CAPITAL      INTERNATIONAL    MASSACHUSETTS         MID             NEW
                                                OPPORTUNITIES       GROWTH      INVESTORS GROWTH    CAP VALUE       DISCOVERY
                                                    SERIES          SERIES        STOCK SERIES        SERIES*         SERIES
                                                --------------  --------------  ----------------  --------------  --------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $      936,546  $      767,497  $       (118,930) $        1,603  $   (1,478,947)
  Net realized loss on investments and foreign
    currency transactions                         (150,550,293)    (12,789,018)     (138,664,036)        (23,835)    (69,124,293)
  Net unrealized gain (loss) on investments
    and foreign currency translation                 5,920,278        (781,773)      (80,306,372)        (23,819)    (30,853,959)
                                                --------------  --------------  ----------------  --------------  --------------
    Decrease in net assets from operations      $ (143,693,469) $  (12,803,294) $   (219,089,338) $      (46,051) $ (101,457,199)
                                                --------------  --------------  ----------------  --------------  --------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $     (310,693) $     (579,362) $       (887,163) $           --  $           --
  From net investment income (Service Class)            (5,734)        (57,725)          (38,235)             --              --
  In excess of net investment income
    (Initial Class)                                         --              --            (1,520)             --              --
  In excess of net investment income
    (Service Class)                                         --              --               (66)             --              --
                                                --------------  --------------  ----------------  --------------  --------------
    Total distributions declared to
      shareholders                              $     (316,427) $     (637,087) $       (926,984) $           --  $           --
                                                --------------  --------------  ----------------  --------------  --------------
Net increase (decrease) in net assets from
  series share transactions                     $ (101,104,236) $   (8,966,931) $   (109,068,708) $      771,103  $   26,001,850
                                                --------------  --------------  ----------------  --------------  --------------
    Total increase (decrease) in net assets     $ (245,114,132) $  (22,407,312) $   (329,085,030) $      725,052  $  (75,455,349)
Net assets --
  At beginning of period                           508,000,574     121,392,847       814,429,521              --     287,174,519
                                                --------------  --------------  ----------------  --------------  --------------
  At end of period                              $  262,886,442  $   98,985,535  $    485,344,491  $      725,052  $  211,719,170
                                                ==============  ==============  ================  ==============  ==============
Accumulated undistributed net investment
  income included in net assets at end
  of period                                     $      896,693  $      697,178  $             --  $        1,591  $           --
                                                ==============  ==============  ================  ==============  ==============

                                                RESEARCH GROWTH      RESEARCH         STRATEGIC        STRATEGIC
                                                   AND INCOME      INTERNATIONAL       GROWTH            VALUE
                                                     SERIES           SERIES           SERIES           SERIES*
                                                ----------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $        561,352  $       459,461  $      (108,373) $         3,461
  Net realized loss on investments and foreign
    currency transactions                            (14,519,076)      (8,877,032)     (16,616,909)         (55,149)
  Net unrealized loss on investments and
    foreign currency translation                      (7,436,978)        (968,124)      (5,781,991)         (18,917)
                                                ----------------  ---------------  -------------    ---------------
    Decrease in net assets from operations      $    (21,394,702) $    (9,385,695) $   (22,507,273) $       (70,605)
                                                ----------------  ---------------  ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $       (563,146) $      (187,845) $            --  $            --
  From net investment income (Service Class)             (36,298)         (12,452)              --               --
                                                ----------------  ---------------  ---------------  ---------------
    Total distributions declared to
      shareholders                              $       (599,444) $      (200,297) $            --  $            --
                                                ----------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets from
    series share transactions                   $     (6,021,004) $    (5,351,595) $   (10,469,960) $     1,148,748
                                                ----------------  ---------------  ---------------  ---------------
    Total increase (decrease) in net assets     $    (28,015,150) $   (14,937,587) $   (32,977,233) $     1,078,143
Net assets --
  At beginning of period                              98,569,397       83,275,516       76,460,085               --
                                                ----------------  ---------------  ---------------  ---------------
  At end of period                              $     70,554,247  $    68,337,929  $    43,482,852  $     1,078,143
                                                ================  ===============  ===============  ===============
Accumulated undistributed net investment
   income included in net assets at end
   of period                                    $        561,721  $       396,907  $            --  $         3,446
                                                ================  ===============  ===============  ===============

                                                  TECHNOLOGY          VALUE
                                                    SERIES           SERIES
                                                ---------------  ---------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                  $      (143,601) $     5,183,865
  Net realized loss on investments and foreign
    currency transactions                           (12,810,544)     (20,717,350)
  Net unrealized loss on investments and
    foreign currency translation                     (3,098,504)     (38,367,106)
                                                ---------------  ---------------
    Decrease in net assets from operations      $   (16,052,649) $   (53,900,591)
                                                ---------------  ---------------
Distributions declared to shareholders --
  From net investment income (Initial Class)    $            --  $    (2,450,119)
  From net investment income (Service Class)                 --         (277,043)
                                                ---------------  ---------------
    Total distributions declared to
      shareholders                              $            --  $    (2,727,162)
                                                ---------------  ---------------
Net increase (decrease) in net assets from
    series share transactions                   $    (3,220,274) $    65,445,550
                                                ---------------  ---------------
    Total increase (decrease) in net assets     $   (19,272,923) $     8,817,797
Net assets --
  At beginning of period                             34,801,441      304,720,090
                                                ---------------  ---------------
  At end of period                              $    15,528,518  $   313,537,887
                                                ===============  ===============
Accumulated undistributed net investment
   income included in net assets at end
   of period                                    $            --  $     5,183,389
                                                ===============  ===============

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the series' financial performance for the past 5 years (or, if shorter, the period of the series' operation). Certain information reflects financial results for a single series share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the series (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the series' independent auditors, whose report, together with the series' financial statements, are included in this report.

                                                                       CAPITAL OPPORTUNITIES SERIES
                                                     ---------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
INITIAL CLASS                                           2003         2002         2001         2000          1999
                                                     ----------   ----------   ----------   ----------    ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.27   $    13.33   $    20.71   $    24.51    $    16.98
                                                     ----------   ----------   ----------   ----------    ----------
Income (loss) from investment operations# --
  Net investment income (loss)                       $     0.05   $     0.03   $     0.01   $       --+++ $       --+++
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.57        (4.08)       (4.66)       (0.96)         7.96
                                                     ----------   ----------   ----------   ----------    ----------
      Total from investment operations               $     2.62   $    (4.05)  $    (4.65)  $    (0.96)   $     7.96
                                                     ----------   ----------   ----------   ----------    ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.04)  $    (0.01)  $       --   $       --    $    (0.04)
  From net realized gain on investments and
    foreign currency transactions                            --           --        (2.64)       (2.84)        (0.39)
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.09)          --            --
                                                     ----------   ----------   ----------   ----------    ----------
      Total distributions declared to shareholders   $    (0.04)  $    (0.01)  $    (2.73)  $    (2.84)   $    (0.43)
                                                     ----------   ----------   ----------   ----------    ----------
Net asset value -- end of period                     $    11.85   $     9.27   $    13.33   $    20.71    $    24.51
                                                     ==========   ==========   ==========   ==========    ==========
Total return^^                                            28.30%      (30.41)%     (24.93)%      (4.88)%       47.65%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.84%        0.82%        0.79%        0.79%         0.84%
  Net investment income (loss)                             0.50%        0.26%        0.05%       (0.01)%        0.02%
Portfolio turnover                                           64%          93%         109%         117%          145%
Net assets at end of period (000 Omitted)            $  269,630   $  251,974   $  501,269   $  688,432    $  437,204

                                                          CAPITAL OPPORTUNITIES SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002         2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.24   $    13.31   $      13.93
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment income (loss)                       $     0.03   $     0.01   $      (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.55        (4.07)         (0.61)
                                                     ----------   ----------   ------------
      Total from investment operations               $     2.58   $    (4.06)  $      (0.62)
                                                     ----------   ----------   ------------
Less distributions declared to shareholders from
  net investment income                              $    (0.01)  $    (0.01)  $         --
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    11.81   $     9.24   $      13.31
                                                     ==========   ==========   ============
Total return^^                                            28.00%      (30.54)%        (4.45)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.09%        1.07%          1.04%+
  Net investment income (loss)                             0.26%        0.09%         (0.24)%+
Portfolio turnover                                           64%          93%           109%
Net assets at end of period (000 Omitted)            $   15,116   $   10,913   $      6,732

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                       INTERNATIONAL GROWTH SERIES
                                                     --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
INITIAL CLASS                                           2003         2002         2001         2000         1999
                                                     ----------   ----------   ----------   ----------   ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     8.33   $     9.50   $    11.84   $    13.10   $     9.73
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations# --
  Net investment income                              $     0.06   $     0.06   $     0.06   $     0.12   $     0.06
  Net realized and unrealized gain (loss)
    on investments and foreign currency                    3.14        (1.18)       (1.89)       (1.13)        3.37
                                                     ----------   ----------   ----------   ----------   ----------
      Total from investment operations               $     3.20   $    (1.12)  $    (1.83)  $    (1.01)  $     3.43
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.07)  $    (0.05)  $    (0.07)  $    (0.04)  $    (0.06)
  From net realized gain on investments and
    foreign currency transactions                            --           --        (0.42)       (0.21)          --
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.02)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
      Total distributions declared to shareholders   $    (0.07)  $    (0.05)  $    (0.51)  $    (0.25)  $    (0.06)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value -- end of period                     $    11.46   $     8.33   $     9.50   $    11.84   $    13.10
                                                     ==========   ==========   ==========   ==========   ==========
Total return^^                                            38.67%      (11.88)%     (15.91)%      (7.80)%      35.24%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.24%        1.23%        1.23%        1.24%        1.23%
  Net investment income                                    0.67%        0.70%        0.58%        0.94%        0.59%
Portfolio turnover                                           89%         119%         108%          71%          88%
Net assets at end of period (000 Omitted)            $  108,114   $   88,537   $  118,286   $  117,486   $   66,907

                                                           INTERNATIONAL GROWTH SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002         2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     8.31   $     9.49   $       9.94
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment income (loss)                       $     0.04   $     0.04   $      (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       3.13        (1.17)         (0.43)
                                                     ----------   ----------   ------------
      Total from investment operations               $     3.17   $    (1.13)  $      (0.45)
                                                     ----------   ----------   ------------
Less distributions declared to shareholders from
    net investment income --                         $    (0.05)  $    (0.05)  $         --
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    11.43   $     8.31   $       9.49
                                                     ==========   ==========   ============
Total return^^                                            38.35%      (12.01)%        (4.53)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.49%        1.48%          1.49%+
  Net investment income (loss)                             0.39%        0.46%         (0.59)%+
Portfolio turnover                                           89%         119%           108%
Net assets at end of period (000 Omitted)            $   15,171   $   10,449   $      3,107

 * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                              MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
INITIAL CLASS                                           2003         2002          2001         2000         1999
                                                     ----------   ----------    ----------   ----------   ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     6.97   $     9.70    $    14.51   $    16.13   $    12.08
                                                     ----------   ----------    ----------   ----------   ----------
Income (loss) from investment operations# --
  Net investment income (loss)                       $     0.01   $       --+++ $     0.01   $     0.02   $     0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       1.62        (2.72)        (3.46)       (0.97)        4.22
                                                     ----------   ----------    ----------   ----------   ----------
      Total from investment operations               $     1.63   $    (2.72)   $    (3.45)  $    (0.95)  $     4.25
                                                     ----------   ----------    ----------   ----------   ----------
Less distributions declared to shareholders --
  From net investment income                         $       --   $    (0.01)   $    (0.01)  $    (0.01)  $       --
  From net realized gain on investments and
    foreign currency transactions                            --           --         (0.15)       (0.66)       (0.20)
  In excess of net investment income                         --           --+++         --           --           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --         (1.20)          --           --
                                                     ----------   ----------    ----------   ----------   ----------
      Total distributions declared to shareholders   $       --   $    (0.01)   $    (1.36)  $    (0.67)  $    (0.20)
                                                     ----------   ----------    ----------   ----------   ----------
Net asset value -- end of period                     $     8.60   $     6.97    $     9.70   $    14.51   $    16.13
                                                     ==========   ==========    ==========   ==========   ==========
Total return^^                                            23.39%      (28.05)%      (24.91)%      (6.09)%      35.80%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.83%        0.82%         0.82%        0.81%        0.83%
  Net investment income (loss)                             0.09%       (0.01)%        0.12%        0.14%        0.25%
Portfolio turnover                                          265%         207%          289%         250%         147%
Net assets at end of period (000 Omitted)            $  504,123   $  448,235    $  797,118   $  974,508   $  543,930

                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                     -------------------------------------------
                                                       YEAR ENDED DECEMBER 31,    PERIOD ENDED
                                                       -----------------------    DECEMBER 31,
SERVICE CLASS                                             2003         2002          2001*
                                                       ----------   ----------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period                 $     6.96   $     9.70    $       9.89
                                                       ----------   ----------    ------------
Income (loss) from investment operations# --
  Net investment loss                                  $    (0.01)  $    (0.02)   $      (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         1.60        (2.71)          (0.18)
                                                       ----------   ----------    ------------
      Total from investment operations                 $     1.59   $    (2.73)   $      (0.19)
                                                       ----------   ----------    ------------
Less distributions declared to shareholders --
  From net investment income                           $       --   $    (0.01)   $         --
  In excess of net investment income                           --           --+++           --
                                                       ----------   ----------    ------------
      Total distributions declared to shareholders     $       --   $    (0.01)   $         --
                                                       ----------   ----------    ------------
Net asset value -- end of period                       $     8.55   $     6.96    $       9.70
                                                       ==========   ==========    ============
Total return^^                                              22.84%      (28.17)%         (1.92)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 1.08%        1.07%           1.07%+
  Net investment loss                                       (0.16)%      (0.21)%         (0.24)%+
Portfolio turnover                                            265%         207%            289%
Net assets at end of period (000 Omitted)              $   73,697   $   37,109    $     17,312

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                         MID CAP VALUE SERIES
                                                     ----------------------------
                                                      YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,    DECEMBER 31,
INITIAL CLASS                                            2003            2002*
                                                     ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $       7.92    $      10.00
                                                     ------------    ------------
Income from investment operations# --
  Net investment income @                            $       0.02    $       0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.53           (2.12)
                                                     ------------    ------------
      Total from investment operations               $       2.55    $      (2.08)
                                                     ------------    ------------
Less distributions declared to shareholders --
  From net investment income                         $      (0.01)             --
                                                     ------------    ------------
Net asset value -- end of period                     $      10.46    $       7.92
                                                     ============    ============
Total return^^                                              32.24%         (20.80)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                                 0.99%           1.02%+
  Net investment income                                      0.26%           0.54%+
Portfolio turnover                                            109%             82%
Net assets at end of period (000 Omitted)            $         24    $         18

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

    Net investment loss                              $      (0.05)   $      (0.53)
    Ratios (to average net assets):
    Expenses##                                               1.81%           8.05%+
    Net investment loss                                     (0.56)%         (6.49)%+

                                                         MID CAP VALUE SERIES
                                                     ----------------------------
                                                      YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,    DECEMBER 31,
SERVICE CLASS                                            2003            2002*
                                                     ------------    ------------
Per share data (for a share outstanding throughout
  period):
Net asset value -- beginning of period               $       7.93    $      10.00
                                                     ------------    ------------
Income from investment operations # --
  Net investment income@                             $       0.00+++ $       0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.52           (2.11)
                                                     ------------    ------------
      Total from investment operations               $       2.52    $      (2.07)
                                                     ------------    ------------
Less distributions declared to shareholders from
    net investment income --                         $      (0.01)   $         --
                                                     ------------    ------------
Net asset value -- end of period                     $      10.44    $       7.93
                                                     ============    ============
Total return^^                                              31.90%         (20.70)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                                 1.25%           1.27%+
  Net investment income                                      0.04%           0.53%+
Portfolio turnover                                            109%             82%
Net assets at end of period (000 Omitted)            $     15,954    $        707

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, net investment loss per share and the ratios would have been:

    Net investment loss                              $      (0.07)   $      (0.50)
    Ratios (to average net assets):
    Expenses##                                               2.07%           8.30%+
    Net investment loss                                     (0.78)%         (6.50)%+

  * For the period from the inception of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                          NEW DISCOVERY SERIES
                                                     --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
INITIAL CLASS                                           2003         2002         2001         2000         1999
                                                     ----------   ----------   ----------   ----------   ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.38   $    14.10   $    15.98   $    16.89   $    10.62
                                                     ----------   ----------   ----------   ----------   ----------
Income from investment operations# --
  Net investment loss                                $    (0.06)  $    (0.07)  $    (0.07)  $    (0.07)  $    (0.08)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       3.37        (4.65)       (0.71)        0.15         6.42
                                                     ----------   ----------   ----------   ----------   ----------
      Total from investment operations               $     3.31   $    (4.72)  $    (0.78)  $     0.08   $     6.34
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
  From net realized gain on investments and
    foreign currency transactions                    $       --   $       --   $    (0.97)  $    (0.99)  $    (0.07)
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.13)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
      Total distributions declared to shareholders   $       --   $       --   $    (1.10)  $    (0.99)  $    (0.07)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value -- end of period                     $    12.69   $     9.38   $    14.10   $    15.98   $    16.89
                                                     ==========   ==========   ==========   ==========   ==========
Total return^^                                            35.29%      (33.43)%      (5.12)%       0.34%       60.25%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.00%        0.98%        0.97%        0.99%        1.06%
  Net investment loss                                     (0.59)%      (0.59)%      (0.49)%      (0.43)%      (0.65)%
Portfolio turnover                                          100%          97%          64%          74%         149%
Net assets at end of period (000 Omitted)            $  220,278   $  177,028   $  277,090   $  233,297   $   65,782

                                                              NEW DISCOVERY SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002          2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.34   $    14.08   $      13.55
                                                     ----------   ----------   ------------
Income from investment operations# --
  Net investment loss                                $    (0.09)  $    (0.08)  $      (0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       3.36        (4.66)          0.57
                                                     ----------   ----------   ------------
      Total from investment operations               $     3.27   $    (4.74)  $       0.53
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    12.61   $     9.34   $      14.08
                                                     ==========   ==========   ============
Total return^^                                            35.01%      (33.66)%         3.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.24%        1.23%          1.22%+
  Net investment loss                                     (0.84)%      (0.78)%        (0.90)%+
Portfolio turnover                                          100%          97%            64%
Net assets at end of period (000 Omitted)            $   71,049   $   34,691   $     10,085

  * For the period from the inception of Service Class shares, August 24, 2001, to December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                        See notes to financial statements

                                                                   RESEARCH GROWTH AND INCOME SERIES
                                                     --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
INITIAL CLASS                                           2003         2002         2001         2000         1999
                                                     ----------   ----------   ----------   ----------   ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.92   $    12.70   $    14.62   $    14.44   $    13.39
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations# --
  Net investment income                              $     0.08   $     0.08   $     0.09   $     0.07   $     0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.67        (2.78)       (1.67)        0.37         1.01
                                                     ----------   ----------   ----------   ----------   ----------
      Total from investment operations               $     2.75   $    (2.70)  $    (1.58)  $     0.44   $     1.10
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.09)  $    (0.08)  $    (0.06)  $    (0.07)  $    (0.05)
  From net realized gain on investments and
    foreign currency transactions                            --           --        (0.25)       (0.19)          --
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.03)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
      Total distributions declared to shareholders   $    (0.09)  $    (0.08)  $    (0.34)  $    (0.26)  $    (0.05)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value -- end of period                     $    12.58   $     9.92   $    12.70   $    14.62   $    14.44
                                                     ==========   ==========   ==========   ==========   ==========
Total return^^                                            27.86%      (21.40)%     (10.91)%       3.09%        8.21%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.90%        0.86%        0.87%        0.88%        0.86%
  Net investment income                                    0.78%        0.67%        0.66%        0.50%        0.63%
Portfolio turnover                                          147%          96%          84%          75%          73%
Net assets at end of period (000 Omitted)            $   80,059   $   64,126   $   95,414   $   92,961   $   79,092

                                                        RESEARCH GROWTH AND INCOME SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002          2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
each period):
Net asset value -- beginning of period               $     9.89   $    12.69   $      12.79
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment income                              $     0.06   $     0.05   $       0.01
  Net realized and unrealized gain (loss) on
   investments and foreign currency                  $     2.65        (2.78)         (0.11)+++
                                                     ----------   ----------   ------------
       Total from investment operations              $     2.71   $    (2.73)  $      (0.10)
                                                     ----------   ----------   ------------
Less distributions declared to shareholders
  from net investment income --                      $    (0.07)  $    (0.07)  $         --
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    12.53   $     9.89   $      12.69
                                                     ==========   ==========   ============
Total return^^                                            27.49%      (21.59)%        (0.79)%++
Ratios (to average net assets)/Supplemental
data:
  Expenses ##                                              1.15%        1.11%          1.12%+
  Net investment income                                    0.53%        0.49%          0.19%+
Portfolio turnover                                          147%          96%            84%
Net assets at end of period (000 Omitted)            $    8,920   $    6,428   $      3,155

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                      RESEARCH INTERNATIONAL SERIES
                                                     ---------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
INITIAL CLASS                                           2003         2002         2001         2000          1999
                                                     ----------   ----------   ----------   ----------    ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.03   $    10.22   $    12.70   $    14.59    $     9.42
                                                     ----------   ----------   ----------   ----------    ----------
Income (loss) from investment operations# --
  Net investment income                              $     0.08   $     0.06   $     0.04   $     0.19    $     0.03
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.96        (1.23)       (2.27)       (1.30)         5.14
                                                     ----------   ----------   ----------   ----------    ----------
      Total from investment operations               $     3.04   $    (1.17)  $    (2.23)  $    (1.11)   $     5.17
                                                     ----------   ----------   ----------   ----------    ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.06)  $    (0.02)  $    (0.09)  $       --+++ $       --+++
  From net realized gain on investments and
    foreign currency transactions                            --           --        (0.12)       (0.78)           --
  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.04)          --            --
                                                     ----------   ----------   ----------   ----------    ----------
      Total distributions declared to shareholders   $    (0.06)  $    (0.02)  $    (0.25)  $    (0.78)   $       --+++
                                                     ----------   ----------   ----------   ----------    ----------
Net asset value -- end of period                     $    12.01   $     9.03   $    10.22   $    12.70    $    14.59
                                                     ==========   ==========   ==========   ==========    ==========
Total return^^                                            33.86%      (11.44)%     (17.76)%      (7.95)%       54.94%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.30%        1.26%        1.26%        1.28%         1.50%
  Net investment income                                    0.83%        0.61%        0.36%        1.43%         0.28%
Portfolio turnover                                           97%         136%         145%         110%          164%
Net assets at end of period (000 Omitted)            $   74,262   $   62,555   $   80,738   $   82,945    $   30,150

                                                         RESEARCH INTERNATIONAL SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002         2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     9.00   $    10.21   $      10.81
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment income (loss)                       $     0.03   $     0.03   $      (0.03)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.96        (1.22)         (0.57)
                                                     ----------   ----------   ------------
      Total from investment operations               $     2.99   $    (1.19)  $      (0.60)
                                                     ----------   ----------   ------------
Less distributions declared to shareholders from
  net investment income --                           $    (0.04)  $    (0.02)  $         --
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    11.95   $     9.00   $      10.21
                                                     ==========   ==========   ============
Total return^^                                            33.40%      (11.66)%        (5.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.57%        1.51%          1.51%+
  Net investment income (loss)                             0.33%        0.35%         (0.81)%+
Portfolio turnover                                           97%         136%           145%
Net assets at end of period (000 Omitted)            $   27,282   $    5,783   $      2,537

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                            STRATEGIC GROWTH SERIES
                                                     --------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,                    PERIOD ENDED
                                                     ---------------------------------------------------     DECEMBER 31,
INITIAL CLASS                                           2003           2002         2001         2000            1999*
                                                     ----------     ----------   ----------   ----------     ------------
Per share data (for a share outstanding throughout
  each period):

Net asset value -- beginning of period               $     5.63     $     8.05   $    10.91   $    12.13     $      10.00
                                                     ----------     ----------   ----------   ----------     ------------

Income (loss) from investment operations# --
  Net investment income (loss)@                      $    (0.00)+++ $    (0.01)  $    (0.01)  $    (0.01)    $       0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       1.55          (2.41)       (2.65)       (1.20)            1.61
                                                     ----------     ----------   ----------   ----------     ------------
      Total from investment operations               $     1.55     $    (2.42)  $    (2.66)  $    (1.21)    $       1.67
                                                     ----------     ----------   ----------   ----------     ------------
Less distributions declared to shareholders --
  From net investment income                         $       --     $       --   $       --   $    (0.01)    $         --
  From net realized gain on investments and
    foreign currency transactions                            --             --        (0.20)       (0.00)+++           --
                                                     ----------     ----------   ----------   ----------     ------------
      Total distributions declared to shareholders   $       --     $       --   $    (0.20)  $    (0.01)    $         --
                                                     ----------     ----------   ----------   ----------     ------------
      Capital contribution by investment adviser     $       --     $       --   $       --   $       --     $       0.46
                                                     ----------     ----------   ----------   ----------     ------------
Net asset value -- end of period                     $     7.18     $     5.63   $     8.05   $    10.91     $      12.13
                                                     ----------     ----------   ----------   ----------     ------------
Total return^^                                            27.53%        (30.06)%     (24.65)%      (9.99)%          21.30%++**
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                               0.91%          0.88%        0.86%        0.94%            1.00%+
  Net investment income (loss)                            (0.01)%        (0.18)%      (0.11)%      (0.06)%           2.61%+
Portfolio turnover                                           74%            98%         123%          86%               4%
Net assets at end of period (000 Omitted)            $   47,910     $   38,486   $   74,471   $   86,823     $      9,158

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation the net investment loss per share and the ratios would have been:

    Net investment loss                              $       --     $       --   $       --   $       --     $      (0.01)
    Ratios (to average net assets):
    Expenses##                                               --             --           --           --             4.01%+
    Net investment loss                                      --             --           --           --            (0.40)%+

                                                            STRATEGIC GROWTH SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002         2001***
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     5.62   $     8.05   $       8.21
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment loss                                $    (0.01)  $    (0.02)  $      (0.01)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       1.53        (2.41)         (0.15)++++
                                                     ----------   ----------   ------------
      Total from investment operations               $     1.52   $    (2.43)  $      (0.16)
                                                     ----------   ----------   ------------
Net asset value  end of period                       $     7.14   $     5.62   $       8.05
                                                     ==========   ==========   ============
Total return^^                                            27.05%      (30.19)%        (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.16%        1.13%          1.11%+
  Net investment loss                                     (0.23)%      (0.38)%        (0.27)%+
Portfolio turnover                                           74%          98%           123%
Net assets at end of period (000 Omitted)            $   30,403   $    4,997   $      1,989

   * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
  ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series' total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
 *** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
   + Annualized.
  ^^ Not annualized.
 +++ Per share amount was less than $0.01.
++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from fees paid indirectly.
  ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                        STRATEGIC VALUE SERIES
                                                     ----------------------------
                                                      YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,    DECEMBER 31,
INITIAL CLASS                                            2003            2002*
                                                     ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $       7.90    $      10.00
                                                     ------------    ------------
Income from investment operations# --
  Net investment income@                             $       0.07    $       0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.09           (2.17)
                                                     ------------    ------------
      Total from investment operations               $       2.16    $      (2.10)
                                                     ------------    ------------
Less distributions declared to shareholders--
  From net investment income                         $      (0.01)         $   --
                                                     ------------    ------------
Net asset value -- end of period                     $      10.05    $       7.90
                                                     ============    ============
Total return^^                                              27.44%         (21.00)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                                 1.00%           1.01%+
  Net investment income                                      0.80%           0.89%+
Portfolio turnover                                             38%             53%
Net assets at end of period (000 Omitted)            $          8    $          6

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income
    (loss) per share and the ratios would have been:

    Net investment income (loss)                     $       0.02    $      (0.35)
    Ratios (to average net assets):
    Expenses##                                               1.59%           6.20%+
    Net investment income (loss)                             0.21%          (4.30)%+

                                                        STRATEGIC VALUE SERIES
                                                     ----------------------------
                                                      YEAR ENDED     PERIOD ENDED
                                                     DECEMBER 31,    DECEMBER 31,
SERVICE CLASS                                            2003            2002*
                                                     ------------    ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value --  beginning of period              $       7.90    $      10.00
                                                     ------------    ------------
Income from investment operations# --
  Net investment income@                             $       0.05    $       0.06
  Net realized and unrealized gain (loss) on
    investments and foreign currency                         2.08           (2.16)
                                                     ------------    ------------
      Total from investment operations               $       2.13    $      (2.10)
                                                     ------------    ------------
Less distributions declared to shareholders --
  From net investment income                         $      (0.01)         $   --
                                                     ------------    ------------
Net asset value -- end of period                     $      10.02    $       7.90
                                                     ============    ============
Total return^^                                              27.01%         (21.00)%++
Ratios (to average net assets)/Supplemental
  data@ :
  Expenses##                                                 1.25%           1.26%+
  Net investment income                                      0.56%           0.81%+
Portfolio turnover                                             38%             53%
Net assets at end of period (000 Omitted)            $      8,199    $      1,072

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and the ratios would have been:

    Net investment loss                              $         --+++ $      (0.33)
    Ratios (to average net assets):
    Expenses##                                               1.84%           6.45%+
    Net investment loss                                     (0.03)%         (4.38)%+

  * For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by SunLife of Canada (U.S.) and SunLife (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                       TECHNOLOGY SERIES
                                                     -----------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,          PERIOD ENDED
                                                     ------------------------------------    DECEMBER 31,
INITIAL CLASS                                           2003         2002         2001           2000*
                                                     ----------   ----------   ----------    -------------
Per share data (for a share outstanding
  throughout each period):
Net asset value -- beginning of period               $     2.82   $     5.22   $     8.52    $       10.00
                                                     ----------   ----------   ----------    -------------
Income (loss) from investment operations# --
  Net investment income (loss)@                      $    (0.02)  $    (0.02)  $    (0.02)   $        0.01
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       1.30        (2.38)       (3.28)           (1.49)
                                                     ----------   ----------   ----------    -------------
      Total from investment operations               $     1.28   $    (2.40)  $    (3.30)   $       (1.48)
                                                     ----------   ----------   ----------    -------------
Less distributions declared to shareholders --
  From net investment income                         $       --   $       --   $       --+++ $          --
  In excess of net investment income                         --           --           --+++            --
                                                     ----------   ----------   ----------    -------------
      Total distributions declared to shareholders   $       --   $       --   $       --+++ $          --
                                                     ----------   ----------   ----------    -------------
Net asset value -- end of period                     $     4.10   $     2.82   $     5.22    $        8.52
                                                     ==========   ==========   ==========    =============
Total return^^                                            45.39%      (45.98)%     (38.87)%         (14.60)%++
Ratios (to average net assets)/Supplemental
  data@:
  Expenses##                                               1.06%        0.91%        0.90%            1.02%+
  Net investment income (loss)                            (0.65)%      (0.61)%      (0.39)%           0.09%+
Portfolio turnover                                          191%         210%         310%             271%
Net assets at end of period (000 Omitted)            $   28,376   $   14,020   $   33,855    $      31,907

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management fees, in excess of 0.25% of average daily net assets for a portion of the periods indicated. To the extent actual expenses were over this limitation the net investment loss per share and the ratios would have been:

    Net investment income (loss)                     $    (0.02)  $       --   $       --    $          --+++
    Ratios (to average net assets):
    Expenses##                                             1.09%          --           --             1.16%+
    Net investment loss                                   (0.68)%         --           --            (0.05)%+

                                                                    TECHNOLOGY SERIES
                                                     ---------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                     -----------------------      PERIOD ENDED
SERVICE CLASS                                           2003         2002      DECEMBER 31, 2001**
                                                     ----------   ----------   -------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $     2.80   $     5.22   $              5.32
                                                     ----------   ----------   -------------------
Income (loss) from investment operations# --
  Net investment loss@                               $    (0.03)  $    (0.03)  $             (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 $     1.30        (2.39)                (0.08)
                                                     ----------   ----------   -------------------
      Total from investment operations               $     1.27   $    (2.42)  $             (0.10)
                                                     ----------   ----------   -------------------
Net asset value -- end of period                     $     4.07   $     2.80   $              5.22
                                                     ==========   ==========   ===================
Total return^^                                            45.36%      (46.36)%               (1.88)%++
Ratios (to average net assets)/Supplemental
  data@ :
  Expenses##                                               1.30%        1.16%                 1.15%+
  Net investment loss                                     (0.91)%      (0.85)%               (0.90)%+
Portfolio turnover                                          191%         210%                  310%
Net assets at end of period (000 Omitted)            $    4,094   $    1,509   $               947

  @ The investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets for a portion of the period indicated. To the extent actual expenses were over this limitation the net investment loss per share and the ratios would have been:

    Net investment loss                              $    (0.03)
    Ratios (to average net assets):
    Expenses##                                             1.33%
    Net investment loss                                   (0.94)%

  * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
 ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                              VALUE SERIES
                                                     --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------------
INITIAL CLASS                                           2003         2002          2001         2000         1999
                                                     ----------   ----------   ----------   ----------   ----------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $    11.05   $    12.88   $    14.45   $    11.21   $    10.50
                                                     ----------   ----------   ----------   ----------   ----------
Income (loss) from investment operations# --
  Net investment income                              $     0.19   $     0.19   $     0.17   $     0.20   $     0.20
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.56        (1.93)       (0.55)        3.16         0.54
                                                     ----------   ----------   ----------   ----------   ----------
      Total from investment operations               $     2.75   $    (1.74)  $    (0.38)  $     3.36   $     0.74
                                                     ----------   ----------   ----------   ----------   ----------
Less distributions declared to shareholders --
  From net investment income                         $    (0.19)  $    (0.09)  $    (0.75)  $    (0.07)  $    (0.03)
  From net realized gain on investments and
    foreign currency transactions                            --           --        (0.42)       (0.05)          --

  In excess of net realized gain on investments
    and foreign currency transactions                        --           --        (0.02)          --           --
                                                     ----------   ----------   ----------   ----------   ----------
      Total distributions declared to shareholders   $    (0.19)  $    (0.09)  $    (1.19)  $    (0.12)  $    (0.03)
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value -- end of period                     $    13.61   $    11.05   $    12.88   $    14.45   $    11.21
                                                     ==========   ==========   ==========   ==========   ==========

Total return^^                                            25.31%      (13.58)%      (7.46)%      30.25%        7.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.84%        0.83%        0.85%        0.87%        1.01%
  Net investment income                                    1.65%        1.57%        1.31%        1.66%        1.81%
Portfolio turnover                                           57%          51%          63%          85%          76%
Net assets at end of period (000 Omitted)            $  310,818   $  266,892   $  288,239   $  124,221   $   41,172

                                                                  VALUE SERIES
                                                     --------------------------------------
                                                     YEAR ENDED DECEMBER 31,   PERIOD ENDED
                                                     -----------------------   DECEMBER 31,
SERVICE CLASS                                           2003         2002         2001*
                                                     ----------   ----------   ------------
Per share data (for a share outstanding throughout
  each period):
Net asset value -- beginning of period               $    11.01   $    12.86   $      13.12
                                                     ----------   ----------   ------------
Income (loss) from investment operations# --
  Net investment income                              $     0.16   $     0.17   $       0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       2.56        (1.93)         (0.31)
                                                     ----------   ----------   ------------
      Total from investment operations               $     2.72   $    (1.76)  $      (0.26)
                                                     ----------   ----------   ------------
Less distributions declared to shareholders from
  net investment income --                           $    (0.17)  $    (0.09)  $         --
                                                     ----------   ----------   ------------
Net asset value -- end of period                     $    13.56   $    11.01   $      12.86
                                                     ==========   ==========   ============
Total return^^                                            25.09%      (13.77)%        (1.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.09%        1.08%          1.11%+
  Net investment income                                    1.39%        1.41%          1.00%+
Portfolio turnover                                           57%          51%            63%
Net assets at end of period (000 Omitted)            $   83,780   $   46,646   $     16,481

  * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
 ^^ The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as an open-end management investment company consisting of twenty-nine separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Governments Series, Global Growth Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Value Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Mid Cap Value Series*, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Strategic Value Series*, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Governments Series, Global Growth Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series and Utilities Series, which are non-diversified as that term is defined in the 1940 Act. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Certain series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations -- Each series uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market prices where current market prices are readily available, or each series may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. Equity securities in each series' portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market prices are not readily available will be fair valued under the direction of the Board of Trustees. Each series may also fair value foreign equity securities in cases where closing market prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that each series calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, each series may utilize information from an external vendor or other sources to adjust closing market prices of foreign equity securities to reflect what it believes to be the fair value of the securities as of the series' valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in each series' portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees.

Repurchase Agreements -- Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Each series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. Each series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. Each series of the Trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans -- State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide each series with indemnification against Borrower default. Each series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in a money market fund and/or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2003, the value of securities loaned for the New Discovery Series was $58,493,110. These loans were collateralized by cash of $60,130,997 and non-cash U.S. Treasury obligations of $296,224.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the series at a future date, usually beyond customary settlement time.

Fees Paid Indirectly -- Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. For the year ended December 31, 2003, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the year ended December 31, 2003, each series' miscellaneous expenses were reduced under this agreement as noted below. These amounts are shown as a reduction of total expenses on the Statement of Operations.

                                                   CAPITAL        INTERNATIONAL      MASSACHUSETTS      MID CAP
                                                OPPORTUNITIES        GROWTH         INVESTORS GROWTH     VALUE
                                                   SERIES            SERIES           STOCK SERIES      SERIES
          ------------------------------------------------------------------------------------------------------
          Balance credits                       $         360   $              --   $             --   $      54
          Directed brokerage credits                    4,300                  --             63,027          --
                                                -------------   -----------------   ----------------   ---------
          Total                                 $       4,660   $              --   $         63,027   $      54
                                                -------------   -----------------   ----------------   ---------

                                                     NEW            RESEARCH            RESEARCH       STRATEGIC
                                                  DISCOVERY     GROWTH AND INCOME    INTERNATIONAL      GROWTH
                                                   SERIES            SERIES              SERIES         SERIES
          ------------------------------------------------------------------------------------------------------
          Balance credits                       $         102   $              85   $             --   $      16
          Directed brokerage credits                      273              10,427                 --       1,604
                                                -------------   -----------------   ----------------   ---------
          Total                                 $         375   $          10,512   $             --   $   1,620
                                                -------------   -----------------   ----------------   ---------

                                                                    STRATEGIC
                                                                      VALUE            TECHNOLOGY        VALUE
                                                                     SERIES              SERIES         SERIES
          ------------------------------------------------------------------------------------------------------
          Balance credits                                       $              28   $             10   $     241
          Directed brokerage credits                                           --                126       9,415
                                                                -----------------   ----------------   ---------
          Total                                                 $              28   $            136   $   9,656
                                                                -----------------   ----------------   ---------

Tax Matters and Distributions -- Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and net operating losses.

The tax character of distributions declared for the years ended December 31, 2003, and December 31, 2002, was as follows:

                                                                                                          MASSACHUSETTS INVESTORS
                                      CAPITAL OPPORTUNITIES SERIES       INTERNATIONAL GROWTH SERIES        GROWTH STOCK SERIES
                                      -----------------------------   ---------------------------------   -----------------------
                                         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                      -----------------------------   ---------------------------------   -----------------------
                                          2003            2002              2003              2002           2003         2002
---------------------------------------------------------------------------------------------------------------------------------
Distributions declared from:
 Ordinary income                      $     907,389   $     316,427   $       738,126   $       637,087   $       --   $  926,984
                                      -------------   -------------   ---------------   ---------------   ----------   ----------

                                          MID CAP VALUE SERIES        RESEARCH GROWTH AND INCOME SERIES
                                      -----------------------------   ---------------------------------
                                         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                      -----------------------------   ---------------------------------
                                          2003            2002             2003              2002
-------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $       1,651   $          --   $       561,841   $       599,444
                                      -------------   -------------   ---------------   ---------------

                                      RESEARCH INTERNATIONAL SERIES         STRATEGIC VALUE SERIES
                                      -----------------------------   ---------------------------------
                                         YEAR ENDED DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                      -----------------------------   ---------------------------------
                                          2003            2002             2003              2002
-------------------------------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $     410,974   $     200,297   $         3,650   $            --
                                      -------------   -------------   ---------------   ---------------

                                              VALUE SERIES
                                      -----------------------------
                                         YEAR ENDED DECEMBER 31,
                                      -----------------------------
                                          2003            2002
-------------------------------------------------------------------
Distributions declared from:
  Ordinary income                     $   5,151,031   $   2,727,162
                                      -------------   -------------

For the year ended December 31, 2003, Massachusetts Investors Growth Stock Series, New Discovery Series, Strategic Growth Series and Technology Series paid no distributions. For the year ended December 31, 2002, New Discovery Series, Strategic Growth Series, and Technology Series paid no distributions. For the period from their commencement of operations on May 1, 2002 through December 31, 2002, Mid Cap Value Series and Strategic Value Series paid no distributions.

During the year ended December 31, 2003, the following amounts were reclassified due to the difference between book and tax accounting for currency transactions, net operating losses, and real estate investment trusts. These changes had no effect on the net assets or net asset value per share.

                                                                                                   MASSACHUSETTS
                                                                CAPITAL        INTERNATIONAL        INVESTORS           MID CAP
                                                             OPPORTUNITIES         GROWTH          GROWTH STOCK          VALUE
INCREASE (DECREASE):                                             SERIES            SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $           --    $           --    $             --    $           (1)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                        (451)          (41,910)             15,244               287
Accumulated undistributed net investment income (loss)                  451            41,910             (15,244)             (286)

                                                                                  RESEARCH
                                                                  NEW              GROWTH            RESEARCH          STRATEGIC
                                                               DISCOVERY            AND           INTERNATIONAL          GROWTH
INCREASE (DECREASE):                                             SERIES        INCOME SERIES          SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $   (1,531,241)   $           --    $             --    $      (30,748)
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       1,230            (6,854)             27,912              (182)
Accumulated undistributed net investment income (loss)            1,530,011             6,854             (27,912)           30,930

                                                               STRATEGIC
                                                                 VALUE          TECHNOLOLGY           VALUE
INCREASE (DECREASE):                                             SERIES            SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                              $           --    $     (154,599)   $         15,847
Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                          --             2,228               5,821
Accumulated undistributed net investment income (loss)                   --           152,371             (21,668)

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                   MASSACHUSETTS
                                                                CAPITAL        INTERNATIONAL        INVESTORS           MID CAP
                                                             OPPORTUNITIES         GROWTH          GROWTH STOCK          VALUE
                                                                 SERIES            SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $    1,274,601    $      661,348    $        320,382    $      432,635
Undistributed long-term capital gain                                     --                --                  --            25,645
Capital loss carryforward                                      (343,044,353)      (26,198,701)       (462,695,771)               --
Unrealized appreciation                                          25,976,221        26,335,973           2,407,704         1,452,087
Other temporary differences                                              --            (8,782)                 --                --

                                                                                  RESEARCH
                                                                  NEW              GROWTH            RESEARCH          STRATEGIC
                                                               DISCOVERY            AND           INTERNATIONAL          GROWTH
                                                                 SERIES        INCOME SERIES          SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $           --    $      569,233    $        525,163    $           --
Undistributed long-term capital gain                                     --                --                  --                --
Capital loss carryforward                                      (100,964,259)      (17,614,958)        (22,487,348)      (53,555,747)
Unrealized appreciation                                          49,894,406         9,401,204          16,289,361         5,083,062
Other temporary differences                                              --                --             (11,302)               --

                                                               STRATEGIC
                                                                 VALUE           TECHNOLOGY           VALUE
                                                                 SERIES            SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                $      193,957    $           --    $      5,235,041
Undistributed long-term capital gain                                 29,193                --                  --
Capital loss carryforward                                                --       (39,749,356)        (28,615,435)
Unrealized appreciation                                             836,597         3,576,405          40,491,540
Other temporary differences                                              --                --                  --

At December 31, 2003, for federal income tax purposes, the following series had a capital loss carryforward that may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                CAPITAL        INTERNATIONAL      MASSACHUSETTS         MID CAP
                                                             OPPORTUNITIES         GROWTH        INVESTORS GROWTH        VALUE
EXPIRATION DATE                                                  SERIES            SERIES          STOCK SERIES          SERIES
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2009                                            $ (196,683,801)   $  (13,437,011)   $   (287,187,822)   $           --
December 31, 2010                                              (146,360,552)      (12,761,690)       (175,507,949)               --
December 31, 2011                                                        --                --                  --                --
                                                             --------------    --------------    ----------------    --------------
Total                                                        $ (343,044,353)   $  (26,198,701)   $   (462,695,771)   $           --
                                                             ==============    ==============    ================    ==============

                                                                  NEW          RESEARCH GROWTH       RESEARCH          STRATEGIC
                                                               DISCOVERY         AND INCOME       INTERNATIONAL          GROWTH
                                                                 SERIES            SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
December 31, 2009                                            $  (30,293,725)   $   (3,791,704)   $    (13,343,908)   $  (33,666,533)
December 31, 2010                                               (70,670,534)      (13,823,254)         (9,143,440)      (17,626,481)
December 31, 2011                                                        --                --                  --        (2,262,733)
                                                             --------------    --------------    ----------------    --------------
Total                                                        $ (100,964,259)   $  (17,614,958)   $    (22,487,348)   $  (53,555,747)
                                                             ==============    ==============    ================    ==============

                                                               STRATEGIC
                                                                 VALUE          TECHNOLOLGY           VALUE
                                                                 SERIES            SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------
December 31, 2008                                            $           --    $   (1,060,599)   $             --
December 31, 2009                                                        --       (22,186,687)         (4,533,168)
December 31, 2010                                                        --       (16,502,070)        (20,121,899)
December 31, 2011                                                        --                --          (3,960,368)
                                                             --------------    --------------    ----------------
Total                                                        $           --    $  (39,749,356)   $    (28,615,435)
                                                             ==============    ==============    ================

For Technology Series, the availability of a portion of these respective capital loss carryforwards which were acquired on September 5, 2003 in connection with the MFS/Sun Life Global Telecommunications Series acquisition, may be limited in a given year.

Realized gain is reported net of any foreign capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest -- Each series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES
Investment Adviser -- Each series has an investment advisory agreement with MFS, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. The agreement also provides that each series will be reimbursed for expenses in excess of the expense limitation indicated below, based on the average net assets of each series. Management fees and expense limitations are as follow:

                                                                               TOTAL
                                                             MANAGEMENT       EXPENSE
                                                                FEE         LIMITATION
          ----------------------------------------------------------------------------
          Capital Opportunities Series                         0.75%*          N/A
          International Growth Series                         0.975%*#         N/A
          Massachusetts Investors Growth Stock Series          0.75%*          N/A
          Mid Cap Value Series                                 0.75%          0.25%**
          New Discovery Series                                 0.90%           N/A
          Research Growth and Income Series                    0.75%           N/A
          Research International Series                        1.00%#          N/A
          Strategic Growth Series                              0.75%           N/A
          Strategic Value Series                               0.75%          0.25%**
          Technology Series                                    0.75%          0.25%**
          Value Series                                         0.75%           N/A

* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of average net assets in excess of $300 million. For the year ended December 31, 2003, the management fee for International Growth Series was 0.975% of the first $500 million of average net assets and 0.925% of average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of Massachusetts Investors Growth Stock Series to 0.70% of average net assets in excess of $1 billion. This voluntary reduction in the management fee may be rescinded by MFS only with the approval of the series' Board of Trustees.

** For Mid Cap Value Series, Strategic Value Series, and Technology Series, the investment adviser contractually agreed under a temporary expense agreement to pay all of the series' operating expenses, exclusive of management and distribution fees, in excess of 0.25% of average daily net assets.

# Effective 01/01/04, the management fee for International Growth Series and Research International Series will be 0.90% of the first $1 billion of average net assets, 0.80% of the next $1 billion of average net assets, and 0.70% of average net assets in excess of $2 billion.

Each series pays compensation to the Independent Trustees ("Trustees") in the form of both a retainer and attendance fees, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator -- Each series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee up to the following annual percentage rates of the series' average daily net assets:

          First $2 billion                                    0.0175%
          Next $2.5 billion                                   0.0130%
          Next $2.5 billion                                   0.0005%
          In excess of $7 billion                             0.0000%

Distributor -- MFD, a wholly owned subsidiary of MFS, is distributor of the shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the year ended December 31, 2003 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                   MASSACHUSETTS
                                                                CAPITAL        INTERNATIONAL        INVESTORS           MID CAP
                                                             OPPORTUNITIES         GROWTH          GROWTH STOCK          VALUE
                                                                 SERIES            SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                 $  164,887,673    $   89,773,633    $  1,324,401,807    $   18,606,338
                                                             ==============    ==============    ================    ==============
Sales
Investments (non-U.S. government securities)                 $  205,738,800    $   98,530,934    $  1,341,658,580    $    5,643,762
                                                             ==============    ==============    ================    ==============

                                                                  NEW             RESEARCH           RESEARCH          STRATEGIC
                                                               DISCOVERY         GROWTH AND       INTERNATIONAL          GROWTH
                                                                 SERIES        INCOME SERIES          SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                 $  248,173,788    $  107,037,449    $     78,473,665    $   57,000,596
                                                             ==============    ==============    ================    ==============
Sales
Investments (non-U.S. government securities)                 $  226,408,793    $  107,183,801    $     69,891,156    $   37,763,701
                                                             ==============    ==============    ================    ==============

                                                               STRATEGIC
                                                                 VALUE          TECHNOLOLGY           VALUE
                                                                 SERIES            SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------
Purchases
Investments (non-U.S. government securities)                 $    7,276,060    $   49,724,182    $    184,628,881
                                                             ==============    ==============    ================
Sales
Investments (non-U.S. government securities)                 $    1,509,852    $   41,376,441    $    181,483,632
                                                             ==============    ==============    ================

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                                  CAPITAL         INTERNATIONAL      MASSACHUSETTS
                                                                               OPPORTUNITIES          GROWTH        INVESTORS GROWTH
                                                                                   SERIES             SERIES          STOCK SERIES
------------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                 $  269,068,858    $    103,720,461   $   594,868,562
                                                                               ==============    ================   ===============
Gross unrealized appreciation                                                  $   40,929,683    $     27,249,183   $     9,990,932
Gross unrealized depreciation                                                     (14,953,462)           (919,800)       (7,584,275)
                                                                               --------------    ----------------   ---------------
Net unrealized appreciation                                                    $   25,976,221    $     26,329,383   $     2,406,657
                                                                               ==============    ================   ===============

                                                                                  MID CAP              NEW              RESEARCH
                                                                                   VALUE            DISCOVERY          GROWTH AND
                                                                                   SERIES             SERIES         INCOME SERIES
----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                 $   15,645,561    $    301,752,002   $    80,940,904
                                                                               ==============    ================   ===============
Gross unrealized appreciation                                                  $    1,524,176    $     58,014,996   $    11,160,347
Gross unrealized depreciation                                                         (72,094)         (8,120,590)       (1,759,237)
                                                                               --------------    ----------------   ---------------
Net unrealized appreciation                                                    $    1,452,087    $     49,894,406   $     9,401,110
                                                                               ==============    ================   ===============

                                                                                  RESEARCH          STRATEGIC          STRATEGIC
                                                                               INTERNATIONAL          GROWTH             VALUE
                                                                                   SERIES             SERIES             SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                 $   91,940,209    $     75,987,626   $     7,303,835
                                                                               ==============    ================   ===============
Gross unrealized appreciation                                                  $   16,810,236    $      7,951,634   $       849,339
Gross unrealized depreciation                                                        (524,899)         (2,868,678)          (12,742)
                                                                               --------------    ----------------   ---------------
Net unrealized appreciation                                                    $   16,285,337    $      5,082,956   $       836,597
                                                                               ==============    ================   ===============

                                                                                                   TECHNOLOLGY
                                                                                                      SERIES          VALUE SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                                   $     28,696,896   $   354,003,009
                                                                                                 ================   ===============
Gross unrealized appreciation                                                                    $      3,838,911   $    43,033,941
Gross unrealized depreciation                                                                            (262,601)       (2,543,337)
                                                                                                 ----------------   ---------------
Net unrealized appreciation                                                                      $      3,576,310   $    40,490,604
                                                                                                 ================   ===============

(5) SHARES OF BENEFICIAL INTEREST
The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                             CAPITAL OPPORTUNITIES SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  5,731,529    $    62,261,227          7,816,185    $    83,222,063
Shares issued to shareholders in
reinvestment of distributions                   90,020            890,293             25,572            310,693
Shares reacquired                          (10,242,917)      (106,123,750)       (18,290,054)      (192,767,726)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                              (4,421,368)   $   (42,972,230)       (10,448,297)   $  (109,234,970)
                                       ===============    ===============    ===============    ===============

                                                              INTERNATIONAL GROWTH SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 17,427,446    $   158,475,766         21,405,681    $   190,592,764
Shares issued to shareholders in
reinvestment of distributions                   78,473            673,301             59,605            579,362
Shares reacquired                          (18,699,087)      (169,539,648)       (23,287,477)      (207,369,928)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                              (1,193,168)   $   (10,390,581)        (1,822,191)   $   (16,197,802)
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  1,050,333    $    11,275,332          1,428,102    $    15,671,550
Shares issued to shareholders in
reinvestment of distributions                    1,732             17,096                473              5,734
Shares reacquired                             (952,712)       (10,185,013)          (753,704)        (7,546,550)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                  99,353    $     1,107,415            674,871    $     8,130,734
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  4,889,389    $    43,375,201         15,736,307    $   139,445,776
Shares issued to shareholders in
reinvestment of distributions                    7,564             64,825              5,945             57,725
Shares reacquired                           (4,826,366)       (42,944,326)       (14,812,511)      (132,272,630)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                  70,587    $       495,700            929,741    $     7,230,871
                                       ===============    ===============    ===============    ===============

                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 20,408,527    $   163,430,484         22,425,218    $   177,682,791
Shares issued to shareholders in
reinvestment of distributions                       --                 --            102,030            888,683
Shares reacquired                          (26,056,445)      (203,246,211)       (40,439,370)      (318,222,783)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                   (5,647,918)   $   (39,815,727)       (17,912,122)   $  (139,651,309)
                                       ===============    ===============    ===============    ===============

                                                                 MID CAP VALUE SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            PERIOD ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002*
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                         --    $            --             11,251    $       112,510
Shares issued to shareholders in
reinvestment of distributions                        3                 24                 --                 --
Shares reacquired                                   --                 --             (9,000)           (73,080)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                            3    $            24              2,251    $        39,430
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  8,700,962    $    69,795,492          7,225,853    $    58,183,854
Shares issued to shareholders in
reinvestment of distributions                       --                 --              4,402             38,301
Shares reacquired                           (5,421,405)       (43,607,875)        (3,680,401)       (27,639,554)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               3,279,557    $    26,187,617          3,549,854    $    30,582,601
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                            PERIOD ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002*
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  2,401,174    $    22,364,748            136,684    $     1,111,793
Shares issued to shareholders in
reinvestment of distributions                      197              1,626                 --                 --
Shares reacquired                             (963,044)        (9,070,063)           (47,480)          (380,120)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               1,438,327    $    13,296,311             89,204    $       731,673
                                       ===============    ===============    ===============    ===============

                                                                 NEW DISCOVERY SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 22,713,040    $   247,375,353         22,418,328    $   250,596,854
Shares issued to shareholders in
reinvestment of distributions                       --                 --                 --                 --
Shares reacquired                          (24,228,090)      (260,743,048)       (23,198,343)      (257,626,974)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                              (1,515,050)   $   (13,367,695)          (780,015)   $    (7,030,120)
                                       ===============    ===============    ===============    ===============

                                                          RESEARCH GROWTH AND INCOME SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  2,988,914    $    33,507,139          3,042,239    $    33,300,168
Shares issued to shareholders in
reinvestment of distributions                   49,630            518,633             46,812            563,146
Shares reacquired                           (3,140,709)       (34,316,777)        (4,136,375)       (44,611,348)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                                (102,165)   $      (291,005)        (1,047,324)   $   (10,748,034)
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 12,808,961    $   142,295,303          7,244,088    $    76,373,617
Shares issued to shareholders in
reinvestment of distributions                       --                 --                 --                 --
Shares reacquired                          (10,887,079)      (120,824,458)        (4,247,202)       (43,341,647)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               1,921,882    $    21,470,845          2,996,886    $    33,031,970
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    400,134    $     4,534,610            730,108    $     8,177,436
Shares issued to shareholders in
reinvestment of distributions                    4,147             43,208              3,022             36,298
Shares reacquired                             (342,681)        (3,876,494)          (331,578)        (3,486,704)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                  61,600    $       701,324            401,552    $     4,727,030
                                       ===============    ===============    ===============    ===============

* For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                                                            RESEARCH INTERNATIONAL SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  2,906,178    $    30,361,049          3,870,545    $    36,745,010
Shares issued to shareholders in
reinvestment of distributions                   40,840            380,627             17,856            187,845
Shares reacquired                           (3,691,524)       (37,365,238)        (4,859,276)       (45,935,708)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                                (744,506)   $    (6,623,562)          (970,875)   $    (9,002,853)
                                       ===============    ===============    ===============    ===============

                                                                STRATEGIC GROWTH SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  3,236,703    $    21,208,639          2,872,976    $    17,945,619
Shares issued to shareholders in
reinvestment of distributions                       --                 --                 --                 --
Shares reacquired                           (3,400,634)       (21,655,558)        (5,289,852)       (32,818,496)
                                       ---------------    ---------------    ---------------    ---------------
  Net decrease                                (163,931)   $      (446,919)        (2,416,876)   $   (14,872,877)
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  5,228,152    $    53,171,179          3,501,926    $    32,766,975
Shares issued to shareholders in
reinvestment of distributions                    3,267             30,347              1,186             12,452
Shares reacquired                           (3,591,239)       (36,088,293)        (3,108,667)       (29,128,169)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               1,640,180    $    17,113,233            394,445    $     3,651,258
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  6,207,143    $    41,658,338          1,156,278    $     7,443,300
Shares issued to shareholders in
reinvestment of distributions                       --                 --                 --                 --
Shares reacquired                           (2,841,608)       (19,082,216)          (513,573)        (3,040,383)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               3,365,535    $    22,576,122            642,705    $     4,402,917
                                       ===============    ===============    ===============    ===============

                                                                STRATEGIC VALUE SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            PERIOD ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002*
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                         --    $            --             11,251    $       112,510
Shares issued to shareholders in
reinvestment of distributions                        1                 11                 --                 --
Shares reacquired                                   --                 --            (10,500)           (87,150)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                       1    $            11                751    $        25,360
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                            PERIOD ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002*
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  1,245,004    $    11,220,828            225,391    $     1,843,446
Shares issued to shareholders in
reinvestment of distributions                      438              3,639                 --                 --
Shares reacquired                             (562,914)        (5,226,898)           (89,682)          (720,058)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                 682,528    $     5,997,569            135,709    $     1,123,388
                                       ===============    ===============    ===============    ===============

                                                                   TECHNOLOGY SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  5,647,401    $    19,930,088          2,955,565    $     9,895,925
Shares issued in connection with
acquisition of MFS/Sun Life Global
Telecommunications Series                      414,189          1,619,479                 --                 --
Shares reacquired                           (4,120,441)       (14,463,021)        (4,464,947)       (15,004,381)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                    1,941,149    $     7,086,546         (1,509,382)   $    (5,108,456)
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                             YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    874,566    $     3,202,873          1,253,061    $     5,296,694
Shares issued in connection with
acquisition of MFS/Sun Life Global
Telecommunications Series                      149,182            578,825                 --                 --
Shares reacquired                             (556,004)        (2,070,145)          (896,115)        (3,408,512)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                                 467,744    $     1,711,553            356,946    $     1,888,182
                                       ===============    ===============    ===============    ===============

*For the period from the commencement of the series' investment operations, May 1, 2002, through December 31, 2002.

                                                                     VALUE SERIES
                                       ------------------------------------------------------------------------
                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
INITIAL CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                 10,095,874    $   121,420,880         16,279,634    $   196,846,331
Shares issued to shareholders in
reinvestment of distributions                  392,757          4,371,388            188,906          2,450,119
Shares reacquired                          (11,813,004)      (139,315,973)       (14,693,043)      (170,712,187)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase (decrease)                   (1,324,373)   $   (13,523,705)         1,775,497    $    28,584,263
                                       ===============    ===============    ===============    ===============

                                                  YEAR ENDED                            YEAR ENDED
                                               DECEMBER 31, 2003                     DECEMBER 31, 2002
                                       ----------------------------------    ----------------------------------
SERVICE CLASS                              SHARES             AMOUNT             SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  5,856,038    $    71,134,766          5,427,667    $    65,312,163
Shares issued to shareholders in
reinvestment of distributions                   70,238            779,643             21,393            277,042
Shares reacquired                           (3,982,922)       (48,402,688)        (2,494,077)       (28,727,918)
                                       ---------------    ---------------    ---------------    ---------------
  Net increase                               1,943,354    $    23,511,721          2,954,983    $    36,861,287
                                       ===============    ===============    ===============    ===============

(6) LINE OF CREDIT
The Trust and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2003 was as follows:

                                                                      COMMITMENT
                                                                         FEE
          ----------------------------------------------------------------------
          Capital Opportunities Series                                 $  1,748
          International Growth Series                                       613
          Massachusetts Investors Growth Stock Series                     3,498
          Mid Cap Value Series                                               39
          New Discovery Series                                            1,600
          Research Growth and Income Series                                 444
          Research International Series                                     441
          Strategic Growth Series                                           301
          Strategic Value Series                                             35
          Technology Series                                                 146
          Value Series                                                    2,047

No series had significant borrowings during the year.

(7) ACQUISITIONS
At close of business on September 5, 2003, the MFS/Sun Life Technology Series acquired all of the assets and liabilities of MFS/Sun Life Global Telecommunications Series. The acquisition was accomplished by a tax-free exchange of 414,189 and 149,182 shares of Initial Class and Service Class shares of the series valued at $1,619,479 and $578,825, respectively for all of the assets and liabilities of the MFS/Sun Life Global Telecommunications Series. The MFS/Sun Life Global Telecommunications Series then converted all of its outstanding shares for the shares of the MFS/Sun Life Technology Series and distributed those shares to its shareholders. The MFS/Sun Life Global Telecommunications Series net assets on that date were $2,198,304 including $270,780 of unrealized appreciation, $0 of accumulated net investment income, and $3,303,123 of accumulated net realized loss on investments and foreign currency transactions. These assets were combined with those of the MFS/Sun Life Technology Series. The aggregate net assets of the MFS/Sun Life Technology Series after the acquisition were $27,814,932.

(8) LEGAL PROCEEDINGS
Massachusetts Financial Services Company ("MFS"), the series' investment adviser, has reached agreement with the Securities and Exchange Commission ("SEC"), the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain retail fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. The complaints by these regulatory authorities did not involve the series, but rather involved MFS' retail funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Keven R. Parke, have also reached agreement with the SEC. Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established and funded by MFS for distribution to retail fund shareholders. MFS has further agreed with the NYAG to reduce its management fees by approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million. In addition, MFS and the retail funds will adopt certain governance changes.

Messrs. Ballen and Parke have agreed to temporary suspensions from association with any registered investment company or investment adviser, will pay approximately $315,000 each to the SEC, and resigned their positions as trustees of all MFS funds, and Mr. Ballen resigned his position as President of all MFS funds.

MFS and certain MFS funds and their trustees and affiliates have been named as defendants in class action and other lawsuits alleging similar claims concerning market timing and seeking damages of unspecified amounts. In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanely relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley's preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC's investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Although MFS does not believe that these regulatory developments will have a material adverse effect on the series, there can be no assurance that these developments and/or the ongoing adverse publicity resulting from these developments will not result in increased redemptions, reduced sales or other adverse consequences.


This MFS(R)/Sun life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series and Value Series (each a portfolio of MFS/Sun Life Series Trust) (the Trust), including the portfolios of investments, as of December 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, Mid Cap Value Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Strategic Value Series, Technology Series, and Value Series, as of December 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 17, 2004

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION -- Unaudited

For the year ended December 31, 2003, the amount of distributions from income eligible for the 70% dividends received deduction for corporations was as follows:

                                                                      DIVIDENDS RECEIVED
                                                                           DEDUCTION
          ------------------------------------------------------------------------------
          Capital Opportunities Series                                       100%
          International Growth Series                                       1.09%
          Mid Cap Value Series                                               100%
          Research Growth and Income Series                                  100%
          Research International Series                                     0.42%
          Strategic Value Series                                             100%
          Value Series                                                       100%

For the year ended December 31, 2003, income from foreign sources and the foreign tax credit were as follows:

                                                     FOREIGN SOURCE      FOREIGN
                                                       INCOME AND         TAX
                                                        DIVIDENDS        CREDIT
          --------------------------------------------------------------------------
          International Growth Series                  $ 2,102,478       $ 214,021
          Research International Series                  1,671,092         186,634

TRUSTEES AND OFFICERS
MFS(R)/SUN LIFE SERIES TRUST
500 Boylston Street, Boston, MA 02116-3741
The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

INTERESTED TRUSTEES
C. James Prieur* Trustee (since July 1999) (born 4/21/51)
   Sun Life Assurance Company of Canada, President and Chief Executive Officer (since April 1999), General Manager, U.S. (until April 1999).

David D. Horn* Trustee (since April 1986) (born 6/7/41)
   Private Investor; Retired; Sun Life Assurance Company of Canada, Former Senior Vice President and General Manager for the United States (until 1997).

INDEPENDENT TRUSTEES
J. Kermit Birchfield Trustee and Chairman (since May 1997) (born 1/8/40) Consultant; Century Partners, Inc. (investments), Managing Director; Dairy Mart Convenience Stores, Inc. (convenience stores), Chairman; Displaytech, Inc. (manufacturer of liquid crystal display technology), Director; HPSC, Inc. (medical financing), Director; Intermountain Gas Company, Inc. (public utility gas distribution), Director.

Robert C. Bishop Trustee (since May 2001) (born 1/13/43)
   AutoImmune, Inc. (pharmaceutical product development), Chairman, President and Chief Executive Officer; Caliper Technologies, Inc. (laboratory analytical instruments), Director; Millipore Corporation
   (purification/filtration products), Director; Quintiles Transnational Corp. (contract services to the medical industry), Director.

Frederick H. Dulles Trustee (since May 2001) (born 3/12/42)
   McFadden, Pilkington & Ward LLP (solicitors and registered foreign lawyers), Partner; Jackson & Nash, LLP (law firm), Of Counsel (January 2000 to November
   2000).

Derwyn F. Phillips Trustee (since April 1986) (born 8/31/30)
   Retired.

Robert G. Steinhart Trustee (since May 2001) (born 6/15/40)
   Private Investor; Bank One, Texas N.A., Vice Chairman and Director (January 2000 to January 2001); Bank One Corporation, Officer (until January 2000); Carreker Corporation (consultant and technology provider to financial institutions), Director; Prentiss Properties Trust (real estate investment trust), Director; United Auto Group, Inc. (automotive retailer), Director.

Haviland Wright Trustee (since May 2001) (born 7/21/48)
   Hawaii Small Business Development Center, Kaua'i Center, Center Director (since March 2002); Displaytech, Inc. (manufacturer of liquid crystal display technology), Chairman and Chief Executive Officer (until March 2002).

TRUSTEES EMERITUS
Garth Marston Trustee Emeritus (born 4/28/26)
   Retired.

Samuel Adams(2)** Trustee Emeritus (born 10/19/25)
   Retired.

OFFICERS
John W. Ballen(3)++ President (born 9/12/59)
   Massachusetts Financial Services Company, Chief Executive Officer and
   Director.

James R. Bordewick, Jr.++ Assistant Secretary and Assistant Clerk (born 3/6/59)
   Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel.

Stephen E. Cavan++ Secretary and Clerk (born 11/6/53)
   Massachusetts Financial Services Company, Senior Vice President, General Counsel and Secretary.

Stephanie A. DeSisto++ Assistant Treasurer (born 10/01/53)
   Massachusetts Financial Services Company, Vice President, (since April 2003); Brown Brothers Harriman & co., Senior Vice President (November 2002 to April
   2003); ING Group N.V./Aveltus Investment Management, Senior Vice President (prior to November 2002)

Robert R. Flaherty++ Assistant Treasurer (born 9/18/63)
   Massachusetts Financial Services Company, Vice President (since August 2000); UAM Fund Services, Senior Vice President (prior to August 2000).

Richard M. Hisey++ Treasurer (born 8/29/58)
   Massachusetts Financial Services Company, Senior Vice President (since July
   2002); The Bank of New York, Senior Vice President (September 2000 to July
   2002); Lexington Global Asset Managers, Inc., Executive Vice President and Cheif Financial Officer (prior to September 2000); Lexington Funds, Treasurer (prior to September 2000).

Robert J. Manning(4)++ President (born 10/20/63)
   Massachusetts Financial Services Company, Chief Executive Officer, President,Chief Investment Officer and Director

Ellen Moynihan++ Assistant Treasurer (born 11/13/57)
   Massachusetts Financial Services Company, Vice President.

James O. Yost++ Assistant Treasurer (born 6/12/60)
   Massachusetts Financial Services Company, Senior Vice President.

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e. "public companies").
(2) Retired December 31, 2003, and became Trustee Emeritus.
(3) Resigned February 6, 2004.
(4) Appointed on February 6, 2004.
* "Interested person" of Sun Life of Canada (U.S.), within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the Trust. The address of Sun Life of Canada (U.S.) is One Sun Life Executive Park, Wellesley Hills, Massachusetts.

** "Interested person" of Massachusetts Financial Services Company ("MFS"), within the meaning of the 1940 Act. The address of MFS is 500 Boylston Street, Boston, Massachusetts. Samuel Adams was an "interested person" of MFS because the law firm of Kirkpatrick & Lockhart, LLP, where Mr. Adams was Of Counsel, has served as counsel to some investment companies managed by MFS, and to MFS and its affiliates within the past two fiscal years of the Trust.

    The Series does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. this means that each Trustee is elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer holds office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.
    All Trustees currently serve as Trustees of each fund and have served in that capacity continuously since originally elected or appointed.
    All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 36 Accounts/Series.
    The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

PORTFOLIO MANAGERS++
William J. Adams
S. Irfan Ali
David A. Antonelli
David M. Calabro
James J. Calmas
Barry P. Dargan
Dale A. Dutile
Kenneth J. Enright
Eric B. Fischman
Joseph C. Flaherty, Jr.
Steven R. Gorham
Robert Henderson
John D. Laupheimer, Jr.
Gregory Locraft
Constantine Mokas
Lisa B. Nurme
Edward L. O'Dette
Stephen Pesek
Donald F. Pitcher, Jr.
Michael W. Roberge
Matthew W. Ryan
Bernard Scozzafava
David E. Sette-Ducati
Maura A. Shaughnessy
Nicholas Smithie
James T. Swanson
Brooks Taylor
Peter C. Vaream
Terri A. Vitozzi
Barnaby Wiener

(C) 2004 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA.

++MFS Investment Management(R)                                SUNC-ANN-2/04 192M

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in the instructions to Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Birchfield, Bishop, Steinhart and Wright, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in the instructions to Form N-CSR. In addition, Messrs. Birchfield, Bishop, Steinhart and Wright are each "independent" members of the Audit Committee as defined in the instructions to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

ITEMS 4(a) THROUGH 4(d) AND 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to the series ("Funds") of the Registrant. In addition, Deloitte may provide non-audit related services to the Funds and/or to the Funds' investment adviser, Massachusetts Financial Services Company ("MFS") and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended December 31, 2003 and 2002, audit fees billed to the Funds by Deloitte were as follows:

                                                                                  REGISTRANT'S
                                                                                   AUDIT FEES
          Fees billed by Deloitte:                                              2003            2002
                                                                                ----            ----
                    MFS/Sun Life - Bond Series                               $35,800         $35,800
                    MFS/Sun Life - Capital Appreciation Series                26,300          26,300
                    MFS/Sun Life - Capital Opportunities Series               26,300          26,300
                    MFS/Sun Life - Emerging Growth Series                     26,300          26,800
                    MFS/Sun Life - Emerging Markets Equity Series             27,800          27,800
                    MFS/Sun Life - Global Governments Series                  35,800          35,800
                    MFS/Sun Life - Global Growth Series                       34,300          34,300
                    MFS/Sun Life - Global Total Return Series                 36,300          34,300
                    MFS/Sun Life - Government Securities Series               30,300          30,300
                    MFS/Sun Life - High Yield Series                          34,300          34,300
                    MFS/Sun Life - International Growth Series                27,800          27,800
                    MFS/Sun Life - International Value Series                 28,300          28,300
                    MFS/Sun Life - Managed Sectors Series                     26,800          26,800
                    MFS/Sun Life - Mass Investors Growth Stock Series         26,300          26,300
                    MFS/Sun Life - Mass Investors Trust Series                26,300          26,300
                    MFS/Sun Life - Mid Cap Growth Series                      17,500          12,500
                    MFS/Sun Life - Mid Cap Value Series                       12,000          12,600
                    MFS/Sun Life - Money Market Series                        15,800          15,800
                    MFS/Sun Life - New Discovery Series                       26,300          26,400
                    MFS/Sun Life - Research Growth and Income Series          26,300          26,300
                    MFS/Sun Life - Research International Series              26,300          26,300
                    MFS/Sun Life - Research Series                            26,800          26,800
                    MFS/Sun Life - Strategic Growth Series                    26,000          21,500
                    MFS/Sun Life - Strategic Income Series                    26,300          26,300
                    MFS/Sun Life - Strategic Value Series                     12,000           2,100
                    MFS/Sun Life - Technology Series                          14,000          12,500
                    MFS/Sun Life - Total Return Series                        35,800          35,800
                    MFS/Sun Life - Utilities Series                           26,300          26,300
                    MFS/Sun Life - Value Series                               26,300          26,300
                                                                              ------          ------
                             TOTAL                                         $ 766,700       $ 745,000
                                                                           ---------       ---------

For the fiscal years ended December 31, 2003 and 2002, fees billed by Deloitte for audit-related, tax and other services provided to the Funds, MFS and MFS Related Entities were as follows:

                                                           AUDIT-RELATED                                                 TOTAL
                                                              FEES(1)         TAX FEES(2)      ALL OTHER FEES(3)    NON-AUDIT FEES

Fees billed by Deloitte:                                   2003      2002    2003        2002     2003      2002      2003      2002
                                                           ----      ----    ----        ----     ----      ----      ----      ----
To the Registrant:
     MFS/Sun Life - Bond Series                             $ 0       $ 0    $3,000   $ 3,000      $ 0       $ 0    $3,000    $3,000
     MFS/Sun Life - Capital Appreciation Series               0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Capital Opportunities Series              0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Emerging Growth Series                    0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Emerging Markets Equity Series            0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Global Governments Series                 0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Global Growth Series                      0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Global Total Return Series                0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Government Securities Series              0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - High Yield Series                         0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - International Growth Series               0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - International Value Series                0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Managed Sectors Series                    0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Mass Investors Growth Stock Series        0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Mass Investors Trust Series               0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Mid Cap Growth Series                     0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Mid Cap Value Series                      0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Money Market Series                       0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - New Discovery Series                      0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Research Growth and Income Series         0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Research International Series             0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Research Series                           0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Strategic Growth Series                   0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Strategic Income Series                   0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Strategic Value Series                    0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Technology Series                         0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Total Return Series                       0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Utilities Series                          0         0     3,000     3,000        0         0     3,000     3,000
     MFS/Sun Life - Value Series                              0         0     3,000     3,000        0         0     3,000     3,000
                                                       --------  --------  --------  --------  -------  --------  --------  --------
              TOTAL FEES BILLED TO REGISTRANT               $ 0       $ 0   $87,000   $87,000      $ 0       $ 0   $87,000   $87,000
                                                       --------  --------  --------  --------  -------  --------  --------  --------
To MFS and MFS Related Entities                        $430,950  $184,500    $2,195   $63,501  $94,000  $350,771  $527,145  $598,772
                                                       --------  --------  --------  --------  -------  --------  --------  --------
              TOTAL FEES BILLED                        $430,950  $184,500  $ 89,195  $150,501  $94,000  $350,771  $614,145  $685,772
                                                       --------  --------  --------  --------  -------  --------  --------  --------

(1) There were no Audit-Related services provided to the Funds by Deloitte for the fiscal years ended December 31, 2003 and 2002. Audit-Related Fees for MFS and MFS Related entities includes fees for internal control reviews.

(2) Fees included in the Tax Fees category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit. This category includes fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, tax advice related to income recognition and distribution policies.

(3) All Other Fees includes fees for services related to financial information system implementation, consultation on internal cost allocations, and in 2002, staff assistance in preparing certain information required for tax disclosures in financial reports.

ITEM 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

         Pre-approval is needed for all planned and anticipated audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and/or financial reporting of the Funds. In the event such services arise between regular meetings of the Audit Committee and it is not practical to seek pre-approval at the next regular meeting of the Audit Committee, such services may be referred to the Chair of the Audit Committee for approval; provided that, the Chair may not approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

ITEM 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Registrant and MFS and MFS Related Entities disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

ITEM 4(f):  Not applicable.

ITEM 4(h): Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not required at this time. [Required for reporting periods ending after January 1, 2004 (beginning with N-CSR's filed at the end of March 2004, for January 31, 2004 reporting period).]

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS/SUN LIFE SERIES TRUST

By (Signature and Title)*  ROBERT J. MANNING
                           -----------------------------------------------------
                           Robert J. Manning, President

Date:  FEBRUARY 23, 2004
      -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  ROBERT J. MANNING
                           -----------------------------------------------------
                           Robert J. Manning, President (Principal Executive
                            Officer)

Date:  FEBRUARY 23, 2004
      -----------------------

By (Signature and Title)*  RICHARD M. HISEY
                           -----------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial
                                                 Officer and Accounting Officer)

Date:  FEBRUARY 23, 2004
      -----------------------

* Print name and title of each signing officer under his or her signature.